As filed with the Securities and Exchange Commission on February 27, 2018
1933 Act Registration No. 333-122847
1940 Act Registration No. 811-21715
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			[ X ]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	63	[ X ]

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			[ X ]
Amendment No.	65	[ X ]

 (Check appropriate box or boxes)

Neuberger Berman Alternative Funds
 (Exact Name of Registrant as Specified in Charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104
 (Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code:  (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104
(Name and Address of Agent for Service)

With copies to:

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
 Washington, D.C.  20006-1600

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):
immediately upon filing pursuant to paragraph (b)
X	on February 28, 2018 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on ____________ pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
on ____________ pursuant to paragraph (a)(2)

If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Institutional Class shares of Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Risk Balanced Commodity Strategy Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund.

Class A shares of Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Risk Balanced Commodity Strategy Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund.

Class C shares of Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Risk Balanced Commodity Strategy Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund.

Class R6 shares of Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund.

Neuberger Berman Alternative Funds

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 63 ON FORM N-1A
This Post-Effective Amendment consists of the following papers and documents.
Cover Sheet
Contents of Post-Effective Amendment No. 63 on Form N-1A
Part A – Prospectuses
Part B – Statements of Additional Information
Part C – Other Information
Signature Pages
Exhibit Index
Exhibits
This registration statement does not affect the registration of any series or any class of a series of the Registrant not included herein.

Neuberger Berman Alternative and Multi-Asset Class Funds
	Class A	Class C	Institutional Class
Neuberger Berman Absolute Return Multi-Manager Fund	NABAX	NABCX	NABIX
Prospectus February 28, 2018
These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
Neuberger Berman Alternative and Multi-Asset Class Funds
Fund Summary
Neuberger Berman Absolute Return Multi-Manager Fund	2
Descriptions of Certain Practices and Security Types	18
Additional Information about Principal Investment Risks	19
Information about Additional Potential Principal Investment Strategies	33
Information about Additional Risks	33
Descriptions of Indices	33
Management of the Fund	34
Financial Highlights	37

YOUR INVESTMENT
Choosing a Share Class	40
Maintaining Your Account	41
Share Prices	46
Privileges and Services	47
Sales Charges	47
Sales Charge Reductions and Waivers	48
Distributions and Taxes	51
Grandfathered Investors	53
Buying Shares—Grandfathered Investors	55
Selling Shares—Grandfathered Investors	56
Market Timing Policy	57
Portfolio Holdings Policy	57
Fund Structure	57
Appendix A	A-1

Fund Summary
Neuberger Berman Absolute Return Multi-Manager Fund
Class A Shares (NABAX), Class C Shares (NABCX), Institutional Class Shares (NABIX)
GOAL
The Fund seeks capital appreciation with an emphasis on absolute (i.e., positive) returns.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 48 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. Although the Fund does not impose any sales charge on Institutional Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in this table.
	Class A	Class C	Institutional Class
Shareholder Fees(fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	1.95	1.95	1.84
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Total other expenses	0.93	0.87	0.85
Other expenses	0.27	0.26	0.25
Dividend and interest expenses relating to short sales	0.66	0.61	0.60
Acquired fund fees and expenses	0.03	0.03	0.03
Total annual operating expenses	3.16	3.85	2.72
Fee waivers and/or expense reimbursement	0.14	0.13	0.12
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	3.02	3.72	2.60
[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 2.33%, 3.08% and 1.97% of average net assets, respectively. Each of these undertakings lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 2.33%, 3.08% and 1.97% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
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Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$862	$1,455	$2,098	$3,813
Class C (assuming redemption)	$474	$1,138	$1,947	$4,053
Class C (assuming no redemption)	$374	$1,138	$1,947	$4,053
Institutional Class	$263	$808	$1,406	$3,023
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 382% of the average value of its portfolio when including securities that were sold short and 357% of the average value of its portfolio when excluding securities that were sold short.
Principal Investment Strategies
The Fund seeks to achieve its goal by allocating its assets to multiple subadvisers that employ a variety of investment strategies. The Portfolio Managers are responsible for selecting each subadviser and for determining the amount of Fund assets to allocate to each subadviser. The Portfolio Managers allocate Fund assets among a variety of investment strategies to subadvisers whose strategy the Portfolio Managers believe, when combined to form a single portfolio, can provide attractive risk-adjusted returns over the long term. The Portfolio Managers retain investment discretion to invest Fund assets directly using other portfolio managers of the Manager and may do so for certain investment strategies.
The Portfolio Managers allocate Fund assets among subadvisers in an effort to provide for overall investment diversification with the aim of decreasing the Fund’s sensitivity to market fluctuations. The Portfolio Managers review a range of qualitative and quantitative factors when determining the allocations to subadvisers, including each subadviser’s investment style and historical performance, and the holdings in the subadviser’s allocated assets.
The investment strategies that the subadvisers will utilize involve the following types of investments: (i) equity securities of companies of any market capitalization throughout the world, which may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts, real estate investment trusts (“REITs”) and other real estate companies (i.e., direct investments in companies) and exchange traded funds (“ETFs”); (ii) debt securities of governments and companies throughout the world, which may include debt securities of governments as well as their agencies and/or instrumentalities, below investment grade debt securities (commonly known as “junk bonds”), mortgage-backed securities and other asset-backed securities, hybrid securities (including convertible bonds) and loans (including bridge loans, loan participations and collateralized loan obligations (“CLOs”)); and (iii) foreign currencies.
The Fund also may use derivatives and primarily may use four categories of derivatives: (i) futures contracts based on securities, indices and other assets, such as currencies and commodities; (ii) swaps, such as credit default swaps, total return swaps and/or interest rate swaps (including constant maturity swaps); (iii) call and put options on securities and indices, including writing (selling) calls or writing (selling) puts on securities and indices; and (iv) forward contracts on securities, indices and other assets, such as currencies and commodities. Any of these derivatives may be used in an effort to enhance returns or manage and/or adjust the risk profile of the Fund or the risk of individual positions. A subadviser may choose not to hedge its positions.
The Portfolio Managers intend to allocate the Fund’s assets among the following strategies:
Equity Long/Short. This strategy takes long and short positions in equity securities issued by companies across all market capitalizations, in both the U.S. and non-U.S. markets based on whether the subadviser believes the securities are likely to increase or decrease in value, respectively. Short positions involve selling a security the Fund does not own in anticipation that the security’s price will decline. The equity securities in which this strategy may invest include common stock, convertible securities, preferred stock, options, warrants, depositary receipts, REITs and ETFs. Some subadvisers may focus on certain sectors of the
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market. One subadviser focuses its long/short equity strategy on the energy sector; while a long/short equity strategy managed by the Manager focuses on securities of companies in the financials sector. Other subadvisers may invest across any sectors they find attractive. Additionally, one subadviser’s strategy invests globally with a focus on equity securities of European companies. The subadvisers also may invest in a broad range of investments, including, but not limited to, debt securities, such as U.S. and non-U.S. corporate debt securities, mortgage-backed securities, loans and loan participations.
Credit Long/Short. This strategy primarily involves taking long and short positions in fixed-income corporate securities that are typically below investment grade (commonly called “junk bonds”). Below investment grade securities are defined by the Fund as those debt securities that, at the time of investment, are rated BB or lower by Standard & Poor’s, Ba or lower by Moody’s Investors Service, or comparably rated by at least one independent credit rating agency or, if unrated, determined by the subadviser to be of comparable quality. The subadviser will take long positions that it believes offer the potential for attractive returns and in the aggregate have the potential to outperform the market, as represented by an appropriate index. The subadviser will take short positions that it believes in the aggregate have the potential to underperform the market, as represented by that same index. The subadviser also may invest in a broad range of investments, including, but not limited to, common stock, preferred stock, convertible debt, loans (including CLOs), loan participations, non-U.S. securities, private placements and credit default swaps.
This strategy may also involve taking long and short positions in the debt of companies experiencing financial or operational difficulties of the sort that often lead to bankruptcies or corporate reorganizations. The debt securities of these companies generally trade at a substantial discount to par value, which may not always reflect a careful analysis of the companies’ assets or prospects. The subadviser seeks to take advantage of its experience in the bankruptcy process by attempting to take advantage of (1) incorrect valuations by investors between the current price and the subadviser’s estimate of the value of the debt, based in part on the subadviser’s involvement in the bankruptcy process, and (2) price disparities in relation to comparable securities.
Another type of credit long/short investing involves establishing long and/or short positions in different securities within a single company’s capital structure (e.g., long senior notes and short subordinated bonds). This type of investing is known as capital structure arbitrage and involves the determination by the subadviser that the market is mispricing different classes of securities relative to one another, so the subadviser establishes a short position in the security thought to be overvalued and a long position in the security thought to be undervalued.
Global Macro Investing. This strategy involves a top-down global approach to investing. Global macro strategies typically involve taking long and short positions across various U.S. and foreign markets, sectors and companies in an effort to benefit from those investments which the subadviser believes have the highest probability for success (long positions) and those that have the highest probability for decline (short positions). The subadviser that manages this strategy will invest primarily in currencies and debt securities issued by governments as well as their agencies and/or instrumentalities and will do so primarily through the use of futures and forward contracts. The subadviser seeks to identify such opportunities by primarily applying quantitative investment analysis based on fundamental macroeconomic theory to consider and analyze the economic and political environments in markets, countries and/or regions around the world. These factors may include interest rate levels, monetary and fiscal policy, currency exchange rates, unemployment levels, gross domestic product (GDP) and geopolitical events and their effect on the economy of the country, region or the world. In addition to the quantitative investment analysis, the subadviser may also seek to identify investment opportunities by considering qualitative factors.
Asset-backed Securities. This strategy takes long and/or short positions in asset-backed securities, including principally those asset-backed securities backed by commercial and residential mortgages, a significant portion of which may be non-agency mortgage-backed securities. The subadviser may also invest in asset-backed securities backed by auto loans, credit card debt, student loans, corporate loans and other collateral. These securities may pay fixed or variable rates of interest. While the Fund will primarily invest in asset-backed securities listed, traded or dealt in developed markets, it may also invest in securities listed, traded or dealt in other countries, including emerging markets countries.
Event-Driven. These are a broad category of investment strategies based on announced or anticipated events or a series of events and on investing in the securities of companies that could be affected by the occurrence of such events. The types of Event Driven Strategies that the Fund will utilize are:
Merger (Risk) Arbitrage. This strategy consists primarily of making investments that the subadviser expects will benefit from the successful completion of a merger or acquisition. The subadviser typically buys the stock of a target company after a merger is announced at a price slightly below the takeover price offered. A profit is made if and when the merger is completed at the offered price or higher. In addition, in stock swap mergers, the subadviser may sell or take a short position in the stock of the acquiring company either to reduce risk or on the theory that if and when the merger is
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completed, any difference between the price of the target company’s stock and the value of the acquiring company’s stock being exchanged for the target company’s stock will be eliminated. If the subadviser believes an announced or widely anticipated merger is unlikely to be completed, it may take the opposite position. Most of the subadvisers invest only in announced transactions but some subadvisers may also invest in anticipation of transactions. It is currently anticipated that the subadvisers will invest in both announced transactions and in anticipation of transactions.
Global Equity Restructurings Long/Short. This strategy involves examining companies for the prospect of a variety of potential restructurings. The subadviser primarily takes either a long or a short position in equity securities of companies that are undergoing or have recently completed a restructuring. Typical restructurings may include: selling significant assets or portions of a business, entering new businesses, changes in management, significant changes in corporate policy and/or cost structure, such as altering compensation schemes, emergence from bankruptcy, companies undergoing significant changes due to regulatory changes and other corporate reorganizations, including mergers and acquisitions. Restructurings also may include: holding company arbitrage (i.e., attempting to take advantage of apparent disparities between the prices of a holding company’s stock and the prices of any listed companies it may hold), spin-offs, stub trades, recapitalizations and share buybacks. A subadviser may not focus on all types of restructurings and may focus only on certain types of restructurings. In addition, the event driven portion of one subadviser’s strategy invests globally with a focus on securities of European companies.
Managed Futures. This strategy employs a range of quantitative algorithms that seek to identify long and short investment opportunities based on directional trends in the global financial markets. Managed futures is one of the three types of investment strategies known as global macro strategies, along with discretionary macro and systematic macro. The subadviser that manages this strategy will employ a wide variety of instruments, including derivatives, to invest across multiple asset classes. Specifically, the subadviser will primarily invest in futures and forward contracts on securities, indices and other assets, such as currencies and commodities. Additionally, the subadviser may invest directly in equity securities of companies across all market capitalizations, ETFs, debt securities issued by governments and corporations. In addition to futures and forwards, the subadviser may also use the following derivative instruments: (i) swaps, including total return swaps on securities, indices and other assets, including commodities, and interest rate swaps; and (ii) options on securities and indices.
The managed futures investment strategy seeks to gain exposure to the commodity markets primarily by investing in futures contracts on individual commodities and other commodity-linked derivative instruments. Although the Fund may make these investments in commodity-linked derivative instruments directly, the Fund expects to gain exposure to these investments primarily by investing in a wholly-owned subsidiary of the Fund formed in the Cayman Islands (“Subsidiary”). The Subsidiary is managed by the Manager and the subadviser and has the same investment goal as the Fund. The Subsidiary may invest without limitation in commodity-linked derivative instruments. The Subsidiary also may invest in equity and fixed income securities, ETFs, cash or cash equivalent instruments, or money market mutual funds, some of which may serve as collateral for the Subsidiary’s derivative instruments. The Fund will not invest more than 25% of the value of its total assets in the Subsidiary at the end of any quarter of its taxable year.
The Portfolio Managers also may allocate the Fund’s assets to certain additional strategies in the future. For more information about these potential additional strategies, please see the section entitled “Information About Additional Potential Principal Investment Strategies.” There is no assurance that any or all of these additional strategies will be used in the future.
Based on the Portfolio Managers’ ongoing evaluation of the subadvisers, they may adjust allocations among subadvisers or make recommendations to the Fund’s Board of Trustees with respect to the hiring, termination or replacement of subadvisers. In recommending new subadvisers to the Fund’s Board of Trustees, the Portfolio Managers consider numerous factors, including, but not limited to, the subadviser’s investment style, the reputation of the subadviser, the depth and experience of its investment team, the demonstrated ability of the subadviser to implement its investment strategy, the consistency of past returns, and the subadviser’s policies and procedures to monitor and take into account risk.
The Portfolio Managers retain investment discretion to invest Fund assets directly and may do so for speculative or defensive purposes or in the event a subadviser is terminated and a new subadviser has not yet been hired. When the Portfolio Managers are making direct investments for the Fund they will invest primarily in ETFs and affiliated and unaffiliated registered investment companies but may also invest in individual equity and debt securities. The Portfolio Managers may also use put options including purchasing puts on security indices and put spreads on indices (i.e., buying and selling an equal number of puts on the same index with differing strike prices or expiration dates) and futures contracts based on indices for speculative or defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, different factors could affect the Fund’s performance and the Fund may not achieve its goal.
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In an effort to achieve its goal, several of the strategies utilized by the Fund will likely engage in active and frequent trading.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity and fixed income markets together with the Manager's and Subadviser's evaluation of these developments, and the success of the Manager and each Subadviser in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments and short sales will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
A subadviser may use strategies intended to protect against losses (i.e., hedged strategies), but there is no guarantee that such hedged strategies will be used or, if used, that they will protect against losses, perform better than non-hedged strategies or provide consistent returns.
The Fund’s investment program requires that the Portfolio Managers understand a variety of instruments traded in markets around the world, the relationships among those instruments and markets, and their relationship to broader political and economic events and trends. A failure to properly understand those instruments or relationships, or to identify and take into account changes in their relationship, may result in losses to the Fund.
The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the Manager’s allocation decisions. There can be no guarantee that the Manager or the subadvisers will be successful in their attempts to manage the risk exposure of the Fund.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Absolute Return Risk. The Fund’s returns may deviate from overall market returns to a greater degree than the returns of other mutual funds that do not employ an absolute return focus. Thus, during periods of strong market performance, the Fund might not benefit like funds following other strategies.
Arbitrage Strategies Risk. Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse or unanticipated manner. In addition, an individual arbitrage investment may be affected by the length of time that the Fund’s assets must be committed to that investment. Unanticipated delays in that investment due to delays in any underlying transactions of that investment could cause the Fund to lose money.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities including, but not limited to, interest rate risk and credit risk.
Commodity Risk. The Fund’s and the Subsidiary's significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in
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major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity in the commodities market, the Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. Because the Fund’s and the Subsidiary's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
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Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
Event-Driven Strategies Risk. Investing in companies in anticipation of an event carries the risk that the event may not happen as anticipated, possibly due to the actions of other market participants, or the market may react to the event differently than expected. Certain events, such as emergence from, or restructuring as a result of, bankruptcy carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. In general, event-driven strategies may fail if the subadviser is unable to obtain adequate information about the event or does not properly analyze the information available.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less
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liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
High Portfolio Turnover. Several of the strategies utilized by the Fund will likely engage in active and frequent trading and, as a result, the Fund may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives and short positions may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured
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lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Fund may also purchase a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Market volatility may disrupt a subadviser’s investment program if it abruptly changes pricing relationships on which the subadviser was basing an arbitrage strategy. Similarly, it may disrupt event-driven strategies if abrupt changes cause the parties to alter or abandon the event on which a subadviser was basing its investment strategy.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Multi-Manager Risk. Fund performance is dependent upon the success of the Manager and the subadvisers in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend on the success of the Manager’s methodology in allocating the Fund’s assets to subadvisers and its selection and oversight of the subadvisers. The
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subadvisers’ investment styles may not always be complementary and there may be an unintended negative correlation between the subadvisers’ investments, which could adversely affect the performance of the Fund. Some subadvisers have little experience managing mutual funds which, unlike the hedge funds these subadvisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private Placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.
Quantitative Investing and Other Model Risk. Managed futures and global macro investment strategies employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process. To a significant extent, the performance of a strategy that utilizes quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s and/or the Subsidiary's assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events
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cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
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Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Because one subadviser invests primarily in securities of companies in the energy sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the energy sector include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply and demand of energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, potentially accelerated change to alternative forms of energy generation, and tax and other government regulations.
Because the Manager invests a portion of the Fund’s assets primarily in securities of companies in the financials sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the financials sector include, among other risks, decreased liquidity in credit markets, changes in interest rates, the costs of complying with existing government regulations, and uncertainty about future government regulation. Financial companies may also be exposed to risks related to their various lines of business. For example, financial companies engaged in mortgage lending are subject to fluctuations in real estate values.
Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.
Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.
The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
Special Situations Risk. The Fund’s use of event-driven and arbitrage strategies will cause it to invest in actual or anticipated special situations–i.e., acquisitions, spin-offs, reorganizations and liquidations, tender offers and bankruptcies. These transactions may not be completed as anticipated or may take an excessive amount of time to be completed. They may also be completed on different terms than anticipated. Some special situations are sufficiently uncertain that the Fund may lose its entire investment in the situation. The Fund may receive illiquid securities as a result of its investment in certain special situations.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are
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similar to those that are permitted to be held by the Fund, and thus, present the same risks whether they are held by the Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders.
Tax Risk. To qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Internal Revenue Service (“Service”) issued a large number of private letter rulings (which the Fund may not use or cite as precedent) between 2006 and 2011 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”) (such as the Subsidiary) that earns income derived from commodities is qualifying income. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Fund derives from the Subsidiary should constitute qualifying income.
The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, a CFC’s income that the Code required a RIC to include in its gross income each taxable year (“Subpart F Inclusion”), which those rulings concluded was qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its earnings and profits for the applicable taxable year that are attributable to the Subpart F Inclusion (“Earnings and Profits”) will qualify. Although the Fund currently does receive annual distributions from the Subsidiary out of its Earnings and Profits, if any, each taxable year, if in one or more taxable years the Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in such years satisfying one of the requirements to qualify as a RIC.
Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.
The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the qualifying income test for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate tax rate, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to its shareholders as dividend income. In that event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
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Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.
Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q1 '13, 3.17%
Worst quarter:    Q3 '15, -5.69%
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average annual total % returns as of 12/31/17
Absolute Return Multi-Manager Fund	1 Year	5 Years	Since Inception (5/15/2012)
Institutional Class Return Before Taxes	4.25	2.33	2.31
Institutional Class Return After Taxes on Distributions	4.25	1.96	1.96
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	2.41	1.65	1.65
Class A Return Before Taxes	-2.11	0.77	0.87
Class C Return Before Taxes	2.13	1.20	1.17
HFRX Global Hedge Fund Index (reflects deductions for fees and expenses, but not taxes)	5.99	2.12	2.12
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83	15.79	15.49
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54	2.10	2.27
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
INVESTMENT STRATEGIEs
The Manager currently may allocate the Fund’s assets among the following strategies:
Manager/Subadviser	Investment Strategy
BH-DG Systematic Trading LLP	Managed Futures
Cramer Rosenthal McGlynn, LLC	Global Equity Long/Short
GAMCO Asset Management Inc.	Merger Arbitrage
Good Hill Partners LP	Asset-backed Securities
Levin Capital Strategies, L.P.	Event Driven
Neuberger Berman Investment Advisers LLC	Global Equity Long/Short
P/E Global, LLC	Global Macro
Portland Hill Asset Management Limited	European Event Driven and Equity Long/Short
Sound Point Capital Management, L.P.	Credit Long/Short
TPH Asset Management, LP	Energy Equity Long/Short
PORTFOLIO MANAGERS OF THE Manager
The Fund is co-managed by David Kupperman, Ph.D. (Managing Director of the Manager), Jeffrey Majit (Managing Director of the Manager), and Fred Ingham, ACA, CFA (Managing Director of the Manager). Messrs. Kupperman and Majit have managed the Fund since its inception in 2012. Mr. Ingham has managed the Fund since February 2017.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.
For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.
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The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.
The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
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Descriptions of Certain Practices and Security Types
Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.
Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. If the holder exercises an uncovered call option, the seller of the option may have to buy the underlying asset at the current market price to fulfill its obligation. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.
Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.
Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.
Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.
Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.
There are various types of swaps including, but not limited to, the following: equity swaps (exchanging the returns on an equity security for a fixed or a floating interest rate); interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); and credit default swaps (buying or selling protection against certain designated credit events).
REITs. A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. A domestic REIT is not taxed on net income and net realized gains that are distributed to its shareholders, provided it complies with certain requirements of the Internal Revenue Code of 1986, as amended, and similar treatment may also apply to foreign REITs under the laws in which they are formed. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
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Loans. Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which the Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.
Short Sales. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.
Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities may include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.
Additional Information about Principal Investment Risks
This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section. The following risks are described in alphabetical order and not in order of importance or potential exposure.
Absolute Return Risk. The Fund’s returns may deviate from overall market returns to a greater degree than the returns of other mutual funds that do not employ an absolute return focus. Thus, during periods of strong market performance, the Fund might not benefit like funds following other strategies. Investment strategies and subadvisers whose performance has historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times. During these circumstances, the Fund’s absolute return focus may not function as anticipated.
Arbitrage Strategies Risk. Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse or unanticipated manner. In addition, an individual arbitrage investment may be affected by the length of time that the Fund’s assets must be committed to that investment. Unanticipated delays in that investment due to delays in any underlying transactions of that investment could cause the Fund to lose money.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs carry risks including, but not limited to, (i) the possibility that distributions from the underlying debt securities will not be adequate to make interest or other payments, (ii) the quality of the underlying debt securities may decline in value or default, particularly during periods of economic downturn, (iii) the Fund may invest in CDOs that are subordinate to other classes of securities, and (iv) the complex structure may produce disputes with the issuer or unexpected investment results. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities including, but not limited to, interest rate risk and credit risk.
Commodity Risk. The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor
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expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The frequency, duration and magnitude of such changes cannot be predicted. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of commodities investments. Because the Fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.
Agricultural and Soft Commodities Sector Risk. Risks of investing in agricultural sector commodities include, in addition to other risks, the impact of government policies on planting of certain crops and possible alternative uses of agricultural resources, the location and size of crop production, trading of unprocessed or processed commodity products, and the volume and types of imports and exports.
Energy Sector Risk. Risks of investing in energy sector commodities include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply of and demand for energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, tax and other government regulations, and policies of the Organization of the Petroleum Exporting Countries (OPEC) and oil importing nations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims and at risk of loss from terrorism, natural disasters, fires and explosions.
Industrial Metals Sector Risk. Risks of investing in industrial metals sector commodities include, in addition to other risks, substantial price fluctuations over short periods of time, imposition of import controls, increased competition and changes in industrial, governmental, and commercial demand for industrial metals.
Precious Metals Sector Risk. Risks of investing in precious metals sector commodities include, in addition to other risks, changes in the level of the production and sale of precious metals by governments or central banks or other larger holders.
Companies in each of the above sectors could also be affected by, among other things, commodity price volatility, exchange rates, government regulation, mandated expenditures for safety and pollution control devices, inflation expectations, resource availability, import controls, increased competition, technical progress, labor relations, and economic cycles.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.
Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social,
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economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Entities providing credit or liquidity support also may be affected by credit risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.
Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.
When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin
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requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed.
Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.
Additional risks associated with certain types of derivatives are discussed below:
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Changes in the Law Governing Derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.
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Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.
Event-Driven Strategies Risk. Investing in companies in anticipation of an event carries the risk that the event may not happen as anticipated, possibly due to the actions of other market participants, or may happen in modified or conditional form, or the market may react to the event differently than expected. Furthermore, an event, such as a pending restructuring or spin-off, may be renegotiated or terminated or involve a longer time frame than originally contemplated which could result in a decline in the market price of the security involved in the event. The securities of companies involved in these events may be more volatile than other securities, may at times be illiquid, or may be difficult to value. In addition, certain events, such as emergence from, or restructuring as a result of, bankruptcy carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. It also may be difficult to obtain complete financial or other information about companies involved in certain situations and management of such companies may be addressing a situation with which it has little experience. In general, event-driven strategies may fail if the subadviser is unable to obtain adequate information about the event or does not properly analyze the information available. In circumstances where the anticipated event does not occur or the position is no longer an attractive investment opportunity, the Fund may incur losses by liquidating that position. If the proposed transaction later appears unlikely to be consummated or is delayed, the market prices of the securities may decline sharply by more than the difference between the purchase price and the consideration anticipated to be paid from the proposed transaction, resulting in a loss to the Fund.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and
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have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.
The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.
High Portfolio Turnover. Several of the strategies utilized by the Fund will likely engage in active and frequent trading and, as a result, the Fund may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives and short positions may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large
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changes in the value of such investments. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund utilizes certain of these practices, it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings at unfavorable times or prices.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.
Alternatively, the Fund may acquire a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the lending bank or other party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, lower-rated debt securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Lower-rated debt securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in
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which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.
The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of securities by the underperformance of a sector or during market downturns. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities and the Fund may not be able to liquidate a position at a particular time.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities differ from more traditional debt securities because the principal is paid back over the life of the security rather than at the security’s maturity; however, principal may be repaid early if a decline in interest rates causes many borrowers to refinance (known as repayment risk), or repaid more slowly if a rise in rates causes refinancings to slow down (known as extension risk). Thus, they tend to be more sensitive to changes in interest rates than other types of debt securities and as a result, these securities may exhibit additional volatility during periods of interest rate turmoil. In addition, investments in mortgage- and asset-backed securities may be subject to call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Multi-Manager Risk. Fund performance is dependent upon the success of the Manager and the subadvisers in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend on the success of the Manager’s methodology in allocating the Fund’s assets to subadvisers and its selection and oversight of the subadvisers. The subadvisers’ investment styles may not always be complementary and there may be an unintended negative correlation between the subadvisers’ investments, which could adversely affect the performance of the Fund. A subadviser’s strategy may be out of favor at any time. In addition, because each subadviser makes its trading decisions independently, it is possible that the subadvisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in
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the same security at the same time. This may cause unnecessary brokerage and other expenses. Some subadvisers have little experience managing mutual funds which, unlike the hedge funds these subadvisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Fund and its shareholders.
The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities are securities that are subject to legal restrictions on their sale and may not be sold to the public unless registered under the applicable securities laws or
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that have a contractual restriction that prohibits or limits their sale. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a private placements or other restricted security, so it may be less able to predict a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be unable to sell the securities.
Quantitative Investing and Other Model Risk. Managed futures and global macro investment strategies employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process.
Each component of the investment process has elements that present the possibility for human error. Because the financial markets are constantly evolving, most trading systems and models require continual monitoring and enhancements. There is no guarantee that such enhancements to the various quantitative models will be identified or implemented on a timely basis or that they will be successful. The use of a trading system or model that is not effective could at any time have a material adverse effect on the performance of the Fund. The successful deployment of the portfolio construction process could be severely compromised by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs, malicious code such as “worms,” viruses or system crashes or various other events or circumstances within or beyond the control of a subadviser.
To a significant extent, the performance of a strategy that uses quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s and/or the Subsidiary's assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Investment process errors are those errors that occur during the process of generating trade list recommendations for the strategy. Examples of investment process errors include analytical errors, software errors, program code errors, development errors and implementation errors. The subadvisers receive volumes of data from vendors, some of whom aggregate data from a variety of third party sources. Those data sources and the analytics generated by such data are continuously being updated and corrected. It is always possible and often likely that there is some amount of data that is not perfectly correct, thus resulting in a data error.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies, movement away from the tighter financial industry regulations that followed the 2008 financial crisis, and enactment of a reduced corporate tax rate (as the U.S. recently did). The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the
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last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated.
Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.
Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend.
REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some of the REIT securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.
Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might
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expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.
Because one subadviser invests primarily in securities of companies in the energy sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the energy sector include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply and demand of energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, potentially accelerated change to alternative forms of energy generation, and tax and other government regulations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.
Because the Manager invests a portion of the Fund’s assets primarily in securities of companies in the financials sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the financials sector include, among other risks, decreased liquidity in credit markets, changes in interest rates, the costs of complying with existing government regulations, and uncertainty about future government regulation. Financial companies may also be exposed to risks related to their various lines of business. For example, financial companies engaged in mortgage lending are subject to fluctuations in real estate values.
Short Sale Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction.
Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.
The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund. The Fund incurs expenses for borrowing securities that may include fees paid to the lender and amounts equal to dividends or interest paid by the borrowed security.
When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.
Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy
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toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.
The Fund may also invest in obligations issued by supranational entities, such as the World Bank. A supranational entity is financially supported by the governments of one or more countries, has no taxing authority, and is dependent on its members for payments of interest and principal. There is no guarantee that the members will continue to make capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
Special Situations Risk. The Fund’s use of event-driven and arbitrage strategies will cause it to invest in actual or anticipated special situations–i.e., acquisitions, spin-offs, reorganizations and liquidations, tender offers and bankruptcies. These transactions may not be completed as anticipated or may take an excessive amount of time to be completed. They may also be completed on different terms than anticipated. Some special situations are sufficiently uncertain that the Fund may lose its entire investment in the situation. The Fund may receive illiquid securities as a result of its investment in certain special situations.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Fund, and thus, present the same risks whether they are held by the Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders.
Tax Risk. To qualify as a RIC under the Code, and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Service issued a large number of private letter rulings (which the Fund may not use or cite as precedent) between 2006 and 2011 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”) (such as the Subsidiary) that earns income derived from commodities is qualifying income. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Fund derives from the Subsidiary should constitute qualifying income.
The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, a CFC’s income that the Code required a RIC to include in its gross income each taxable year (“Subpart F Inclusion”), which those rulings concluded was qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its earnings and profits for the applicable taxable year that are attributable to the Subpart F Inclusion (“Earnings and Profits”) will qualify. Although the Fund currently does receive annual distributions from the Subsidiary out of its Earnings and Profits, if any, each taxable year, if in one or more taxable years the Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in such years satisfying one of the requirements to qualify as a RIC.
Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.
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The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the qualifying income test for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate tax rate, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to its shareholders as dividend income. In that event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.
In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.
Valuation Risk. The price at which the Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Conversely, variable and floating rate instruments will not generally rise in value if market interest rates decline. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
Certain variable and floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the instrument from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the instrument, and the Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate instruments typically only reset periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Fund’s value to the extent that it invests in variable rate instruments.
Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
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Information about Additional Potential Principal Investment Strategies
The Portfolio Managers may allocate the Fund’s assets among one or more additional strategies, including the following strategies, in the future if a subadviser is selected for a strategy:
Equity Market Neutral. This strategy takes long and short positions in equity securities in an attempt to generate an absolute return while seeking to minimize exposure to the risks of the general market. The subadviser will employ either a fundamental approach, relying on earnings and other financial data to pick long and short positions, or a model-driven approach, selecting long and short positions based on technical (i.e., market price movements) as well as fundamental factors. Holding periods for positions vary across subadvisers and can be as short as a day, which would result in high portfolio turnover.
Information about Additional Risks
As discussed in the Statement of Additional Information, the Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in the Fund Summary section. For example, should the Fund engage in borrowing or securities lending it will be subject to the additional risks associated with these practices.
Borrowing money or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. With respect to borrowing, the Fund may borrow money to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The cost to the Fund of borrowing may exceed the profits attained on any such shorts positions. Similarly, the Fund may lend securities and use the collateral obtained from the securities loans as the collateral necessary to borrow a security on which the Fund is taking a short position. Securities lending involves some risk of loss of the Fund’s rights in the collateral should the borrower fail financially.
In addition, the Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, the Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect the Fund’s performance and the Fund may not achieve its goal.
The Fund may change its goal without shareholder approval, although it does not currently intend to do so.
Please see the Statement of Additional Information for more information.
Descriptions of Indices
The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. The index is rebalanced quarterly.
The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.
The Bloomberg Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency).
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Management of the Fund
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business, including oversight of the subadvisers' investment activities. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Subject to the general oversight of the Board of Trustees, the Manager is responsible for managing the Fund in accordance with its investment objective and policies using the multi-strategy and multi-manager approach discussed in the “Principal Investment Strategies” section of this Prospectus, and making recommendations to the Board of Trustees with respect to the hiring, termination or replacement of the Fund’s subadvisers. Together, the Neuberger Berman affiliates manage approximately $295 billion in total assets (as of 12/31/2017) and continue an asset management history that began in 1939.
NBIA may engage one or more of foreign affiliates that are not registered under the 1940 Act (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The employees of a participating affiliate are designated to act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Fund will pay no additional fees and expenses as a result of any such arrangements.
Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Fund enters into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Fund. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.
The Manager has obtained “manager of managers” exemptive relief from the SEC that permits the Manager, subject to the approval of the Board of Trustees, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement with an unaffiliated subadviser for the Fund without obtaining shareholder approval. The exemptive order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under this order, the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. The Fund will notify shareholders of any change in the identity of a subadviser or the addition of a subadviser to the Fund.
For the 12 months ended 10/31/2017, the management fees (i.e., advisory and administration fees) paid to the Manager were 1.95%, 1.95% and 1.84%, respectively, of average net assets for Class A, Class C and Institutional Class.
A discussion regarding the basis for the approval of the Fund's investment advisory agreement and sub-advisory agreements by the Board of Trustees is available in the Fund's annual report for the fiscal period ended October 31, 2017.
Portfolio Managers
Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and the ownership of shares in the Fund for each Portfolio Manager.
David Kupperman, Ph.D., is a Managing Director of the Manager. Prior to joining the firm in 2011, he was a partner and member of the investment committee at another asset management firm that focused on alternative investing and managing fund-of-hedge funds.
Jeffrey Majit, CFA, is a Managing Director of the Manager. He has been a Portfolio Manager with the firm since 2000.
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Fred Ingham, ACA, CFA, is a Managing Director of the Manager. He has been a Portfolio Manager with the firm since 2005.
Messrs. Kupperman and Majit have managed the Fund since its inception in 2012. Mr. Ingham has managed the Fund since February 2017. The Fund is co-managed by David Kupperman, Ph.D. (Managing Director of the Manager), Jeffrey Majit (Managing Director of the Manager), and Fred Ingham, ACA, CFA (Managing Director of the Manager).
Subadvisers
The Manager engages BH-DG Systematic Trading LLP, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, Levin Capital Strategies, L.P., P/E Global, LLC, Portland Hill Asset Management Limited, Sound Point Capital Management, L.P., and TPH Asset Management, LP as subadvisers to provide investment management services. The Manager compensates the subadvisers out of the investment advisory fees it receives from the Fund. Each subadviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Manager. The Manager oversees the subadvisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each subadviser’s adherence to its investment style. The Board of Trustees oversees the Manager and the subadvisers, approves procedures that the Manager must follow in its oversight of the subadvisers, and oversees the hiring, termination and replacement of subadvisers recommended by the Manager.
BH-DG Systematic Trading LLP (“BH-DG”), located at 10 Grosvenor Street, London W1K 4QB, manages assets allocated to the managed futures strategy. BH-DG serves as a trading advisor to the Fund. BH-DG is not a registered investment adviser but is registered under the Commodity Exchange Act as a “commodity trading advisor.” As of December 31, 2017, BH-DG managed approximately $838.20 million in total assets.
Cramer Rosenthal McGlynn, LLC (“Cramer Rosenthal McGlynn”), located at 520 Madison Avenue, 20th Floor, New York, NY 10022, manages the assets allocated to the global equity long/short strategy. Cramer Rosenthal McGlynn, founded in 1973, provides investment advisory services for mutual funds, hedge funds and other products. As of December 31, 2017, Cramer Rosenthal McGlynn managed approximately $6.73 billion in total assets.
GAMCO Asset Management Inc. (“Gabelli”), located at One Corporate Center, Rye, NY 10580, manages the assets allocated to the merger arbitrage strategy. Gabelli is a subsidiary of GAMCO Investors, Inc., which is indirectly majority owned by Mario J. Gabelli. Gabelli, founded in 1977, is a diversified asset manager and financial services company managing assets for high net worth individuals, institutions and retail investors through a variety of investment products. As of December 31, 2017, Gabelli managed approximately $44.9 billion in total assets.
Good Hill Partners LP (“Good Hill”), located at 1599 One Greenwich Office Park, Greenwich, CT 06831, manages the assets allocated to the mortgaged-backed securities and asset-backed securities strategy. Good Hill, founded by Franklin J. Collins IV and Brant Brooks in 2006, specializes in fixed income securities and provides investment management services on a discretionary basis to private investment vehicles and separately managed accounts as well as the Fund. As of December 31, 2017, Good Hill managed approximately $1.5 billion in total assets.
Levin Capital Strategies, LP (“Levin Capital Strategies”), located at 595 Madison Avenue, 17th Floor, New York, NY 10022, manages the assets allocated to the event driven strategy. Levin Capital Strategies, founded in 2005, is a registered investment adviser. As of December 31, 2017, Levin Capital Strategies managed approximately $7.2 billion in total assets.
P/E Global, LLC (“P/E Global”), located at 75 State Street, 31st Floor, Boston, Massachusetts 02109, manages the assets allocated to the global macro strategy. P/E Global is a registered investment adviser providing asset management services since 1995. As of January 1, 2018, P/E Global managed approximately $7.0 billion in total assets.
Portland Hill Asset Management Limited (“Portland Hill”), located at 21 Knightsbridge, London, SW1X7LY, United Kingdom, manages the assets allocated to the European event driven and equity long/short strategy. Portland Hill, which was formed in 2011, managed approximately $1.09 billion in total assets as of December 31, 2017.
Sound Point Capital Management, L.P. (“Sound Point Capital”), located at 375 Park Avenue, New York, NY 10152, manages the assets allocated to the stressed and distressed credit strategy. Sound Point Capital is a registered investment adviser. As of December 31, 2017, Sound Point Capital managed approximately $15.4 billion in total assets.
TPH Asset Management, LP (“TPH”), located at Heritage Plaza, 1111 Bagby, Suite 4920, Houston, Texas 77002, manages the assets allocated to the energy equity long short strategy. TPH’s parent company, Perella Weinberg Partners was founded in 2006. TPH is a registered investment adviser. As of December 31, 2017, TPH managed approximately $1.6 billion in assets.
The Manager and the Fund have obtained an exemptive order from the SEC that permits the Manager to engage additional unaffiliated subadvisers, and to enter into and materially amend an existing or future subadvisory agreement with an unaffiliated
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subadviser, upon the approval of the Board of Trustees, without obtaining shareholder approval. The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order.
About the Fund’s Wholly Owned Subsidiary
The Subsidiary is an exempted company, the members of which have limited liability, incorporated under the laws of the Cayman Islands. The Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the Code applicable to RICs. The Fund must maintain no more than 25% of the value of its total assets in the Subsidiary at the end of every quarter of its taxable year.
The Subsidiary is overseen by its own board of directors. However, the Fund’s Board of Trustees maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The Manager is responsible for the Subsidiary’s day-to-day business pursuant to a separate investment advisory agreement between the Subsidiary and the Manager and the subadviser selects the Subsidiary’s investments pursuant to a sub-advisory agreement with the Manager. Under this agreement, the Manager and the subadviser provide the Subsidiary with the same type of management and subadvisory services, under the same terms, as are provided to the Fund.
In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures and investment policies and restrictions, the Manager will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund.
The Subsidiary will bear the fees and expenses it incurs in connection with its operations, such as those for services it receives from third party service providers.
Please refer to the Statement of Additional Information for additional information about the organization and management of the Subsidiary.
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Financial Highlights
These financial highlights describe the performance of the Fund's Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Absolute Return Multi-Manager Fund—Class A
YEAR ENDED OCTOBER 31,	2013	2014	2015	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	9.99	10.82	10.92	10.40	10.10
Plus:
Income from investment operations
Net investment income (loss)(3)	(0.12)	(0.04)	(0.08)	(0.02)	0.02
Net gains (losses)—realized and unrealized	0.99	0.21	(0.18)	(0.18)	0.53
Subtotal: income (loss) from investment operations	0.87	0.17	(0.26)	(0.20)	0.55
Minus:
Distributions to shareholders
Income dividends	—	—	0.03	—	—
Net capital gain distributions	0.04	0.07	0.23	0.10	—
Subtotal: distributions to shareholders	0.04	0.07	0.26	0.10	—
Equals:
Share price (NAV) at end of year	10.82	10.92	10.40	10.10	10.65
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver arrangements had not been in effect.
Net expenses — actual	2.62	2.90	3.06	3.13	2.99
Net expenses (excluding expenses on securities sold short) — actual	2.34	2.38	2.33	2.33	2.33
Gross expenses(1)	3.27	3.02	3.06	3.20	3.13
Gross expenses (excluding expenses on securities sold short)(1)	2.99	2.49	2.33	2.40	2.47
Net investment income (loss) — actual	(1.17)	(0.40)	(0.71)	(0.16)	0.17
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	8.70	1.60	(2.47)	(1.91)	5.45
Net assets at end of year (in millions of dollars)	124.7	242.2	210.6	62.9	20.6
Portfolio turnover rate (including securities sold short)(%)	421	329	433	485	382
Portfolio turnover rate (excluding securities sold short)(%)	330	257	452	474	357
(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of the management fee.
(2)	Would have been lower/higher if the Manager had not reimbursed/recouped certain expenses.
(3)	Calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.
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Financial Highlights
These financial highlights describe the performance of the Fund's Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Absolute Return Multi-Manager Fund—Class C
YEAR ENDED OCTOBER 31,	2013	2014	2015	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	9.95	10.71	10.72	10.15	9.78
Plus:
Income from investment operations
Net investment income (loss)(3)	(0.21)	(0.13)	(0.16)	(0.09)	(0.05)
Net gains (losses)—realized and unrealized	1.01	0.21	(0.18)	(0.18)	0.51
Subtotal: income (loss) from investment operations	0.80	0.08	(0.34)	(0.27)	0.46
Minus:
Distributions to shareholders
Income dividends	—	—	—	—	—
Net capital gain distributions	0.04	0.07	0.23	0.10	—
Subtotal: distributions to shareholders	0.04	0.07	0.23	0.10	—
Equals:
Share price (NAV) at end of year	10.71	10.72	10.15	9.78	10.24
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver arrangements had not been in effect.
Net expenses — actual	3.38	3.66	3.81	3.89	3.69
Net expenses (excluding expenses on securities sold short) — actual	3.09	3.15	3.08	3.08	3.08
Gross expenses(1)	4.01	3.77	3.81	3.96	3.82
Gross expenses (excluding expenses on securities sold short)(1)	3.72	3.26	3.08	3.15	3.21
Net investment income (loss) — actual	(1.94)	(1.18)	(1.48)	(0.96)	(0.53)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	8.03	0.77	(3.21)	(2.66)	4.70
Net assets at end of year (in millions of dollars)	21.3	95.3	87.1	40.9	17.9
Portfolio turnover rate (including securities sold short)(%)	421	329	433	485	382
Portfolio turnover rate (excluding securities sold short)(%)	330	257	452	474	357
(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of the management fee.
(2)	Would have been lower/higher if the Manager had not reimbursed/recouped certain expenses.
(3)	Calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.
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Financial Highlights
These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Absolute Return Multi-Manager Fund—Institutional Class
YEAR ENDED OCTOBER 31,	2013	2014	2015	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00	10.86	11.00	10.47	10.18
Plus:
Income from investment operations
Net investment income (loss)(3)	(0.08)	(0.01)	(0.04)	0.02	0.06
Net gains (losses)—realized and unrealized	1.00	0.22	(0.19)	(0.18)	0.53
Subtotal: income (loss) from investment operations	0.92	0.21	(0.23)	(0.16)	0.59
Minus:
Distributions to shareholders
Income dividends	0.02	—	0.07	0.03	—
Net capital gain distributions	0.04	0.07	0.23	0.10	—
Subtotal: distributions to shareholders	0.06	0.07	0.30	0.13	—
Equals:
Share price (NAV) at end of year	10.86	11.00	10.47	10.18	10.77
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver arrangements had not been in effect.
Net expenses — actual	2.30	2.55	2.71	2.78	2.57
Net expenses (excluding expenses on securities sold short) — actual	2.01	2.04	1.97	1.97	1.97
Gross expenses(1)	2.89	2.64	2.71	2.83	2.69
Gross expenses (excluding expenses on securities sold short)(1)	2.60	2.13	1.97	2.02	2.09
Net investment income (loss) — actual	(0.74)	(0.10)	(0.40)	0.18	0.61
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	9.19	1.96	(2.10)	(1.57)	5.80
Net assets at end of year (in millions of dollars)	324.3	1,275.3	1,343.3	485.8	295.7
Portfolio turnover rate (including securities sold short)(%)	421	329	433	485	382
Portfolio turnover rate (excluding securities sold short)(%)	330	257	452	474	357
(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of the management fee.
(2)	Would have been lower/higher if the Manager had not reimbursed/recouped certain expenses.
(3)	Calculated based on the average number of shares outstanding during each fiscal period.
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Your Investment
Shares of the Fund generally are available only through financial intermediaries. For Grandfathered Investors (as defined below), Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC, the Fund's Distributor. See “Maintaining Your Account” and “Grandfathered Investors”.
Choosing a Share Class
The Fund offers different classes of shares through this prospectus. Each share class is available through various investment programs or accounts, including certain types of retirement plans and accounts (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund.
Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.
Factors you should consider in choosing a class of shares include:
■	how long you expect to own the shares
■	how much you intend to invest
■	total expenses associated with owning shares of each class
■	whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver)
■	whether you plan to take any distributions in the near future
■	availability of (and eligibility for) share classes.
Each investor’s financial considerations are different. You should speak with your financial intermediary to help you decide which share class is best for you.
Summary of Primary Differences Among Share Classes
Class A Shares
Initial sales charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower annual expenses and lower than Institutional Class due to higher annual expenses
Purchase maximum	None
Conversion	None

Class C Shares
Initial sales charge	None
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	1.00% annually
Dividends	Generally lower than Class A and Institutional Class due to higher annual expenses
Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”
Conversion	None

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Institutional Class Shares
Initial sales charge	None
Contingent deferred sales charge	None
12b-1 fees	None
Dividends	Generally higher than Class A and Class C due to lower annual expenses
Purchase maximum	None
Conversion	None
Maintaining Your Account
Purchase of Class A and Class C shares—To open an account and purchase Class A and Class C shares of the Fund, contact any financial intermediary authorized to sell the Fund’s shares. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. All variations described in Appendix A are applied by, and are the responsibility of, the identified financial intermediary. Such variations may apply to purchases, sales, exchanges and reinvestments of Fund shares. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Distributor, if eligible, or through another financial intermediary to receive these waivers or discounts. See “Financial Intermediaries” if you are buying shares through a financial intermediary.
For Grandfathered Investors (as defined below), instructions for buying shares directly from Neuberger Berman BD LLC, the Fund's Distributor, are under “Buying Shares.”
Purchase of Institutional Class shares—To open an account and purchase Institutional Class shares of the Fund, contact any financial intermediary authorized to sell the Fund’s shares. See “Financial Intermediaries” if you are buying shares through a financial intermediary.
Institutional Class shares are available for purchase (i) primarily through omnibus accounts (either at the plan level or at the level of the financial intermediary) by certain qualified retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans), profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, (ii) primarily through omnibus accounts by financial intermediaries (including, but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or an affiliate, (iii) by institutional investors, if approved by the Distributor, or (iv) by accounts or funds managed by the Manager or an affiliate (including the funds in the Neuberger Berman family of funds).
If you transact in Institutional Class shares, you may be required to pay a commission to a financial intermediary acting as your broker. You may be eligible to transact in the other share classes that are offered by the Fund that have different fees and expenses.
When you buy shares—Investment checks must be drawn on a U.S. bank. We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents. We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions.
When you buy shares, you will receive the next share price to be calculated after your order has been received in proper form. Purchase orders are deemed “received in proper form” when the Funds' transfer agent has received payment for the shares. In the case of certain institutional investors and financial intermediaries, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with the Fund, your order is deemed received in proper form on the date you pre-selected on your SIP application for the systematic investments to occur. If you use a financial intermediary, you should check with that provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy shares.
Whenever you make an initial investment in the Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through a financial intermediary should contact their financial intermediary for information regarding transaction statements.
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Purchase minimums—The minimum initial investment in Class A or Class C shares is $1,000. Additional investments in Class A or Class C shares can be as little as $100. The minimum initial investment in Institutional Class shares is $1 million. These minimums may be waived in certain cases. See the Statement of Additional Information for more information.
Purchase maximums—For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.
In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.
When you sell shares—To sell shares you bought through a financial intermediary, contact your financial intermediary. See “Financial Intermediaries” if you are selling shares through a financial intermediary. For Grandfathered Investors, instructions for selling shares are under “Selling Shares.”
When you sell shares, you will receive the next share price to be calculated after your order has been received in proper form, minus any applicable contingent deferred sales charge. Redemption orders are deemed “received in proper form” when the Fund’s transfer agent has received your order to sell.
If you use a financial intermediary, you should check with that provider to find out by what time your redemption order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to sell shares.
In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).
When selling Class A or Class C shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. When selling Institutional Class shares in an account that you do not intend to close, remember to leave at least $1 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.
The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of the Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees. Institutional Class shareholders are urged to call 800-366-6264 before effecting any large redemption.
Class A and Class C only—You may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the Fund or another fund in the fund family provided the reinvestment is made into the same account from which you redeemed the shares or received the distribution. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Upon an eligible reinvestment, any contingent deferred sales charge on Class A or Class C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is received in proper form. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge.
Uncashed checks—We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.
When you exchange Class A and Class C shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund, both without a sales charge. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. Exchanges from eligible money market funds outside the fund family will be subject to applicable
42

sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.
When you exchange Institutional Class shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund.
When you exchange shares—There are three things to remember when making an exchange:
■	both accounts must have the same registration
■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved
■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.
The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.
Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.
See “Additional Exchange Information” in the Statement of Additional Information for information regarding eligible money market funds outside the fund family.
Placing orders by telephone—If you use a financial intermediary, contact your financial intermediary for its policies regarding telephone orders.
Grandfathered Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.
Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.
In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.
Proceeds from the sale of shares—For Class A and Class C shares, the proceeds from the shares you sell are typically sent out within two business days after your order is executed, and nearly always within seven days regardless of payment type. For Institutional Class shares, the proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:
■	in unusual circumstances where the law allows additional time if needed
■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.
If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.
The Fund does not issue certificates for shares.
The Fund typically expects to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Fund's Statement of Additional Information, the Fund also reserves the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.
43

Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Fund may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.
Other policies— Under certain circumstances, which may include normal and stressed market conditions, the Fund reserves the right to:
■	suspend the offering of shares
■	reject any exchange or purchase order
■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order
■	change, suspend, or revoke the exchange privilege
■	suspend the telephone order privilege
■	satisfy an order to sell Fund shares with securities rather than cash
■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)
■	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.
Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.
It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor the Fund nor its Transfer Agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.
Medallion Signature Guarantees
You may need a Medallion signature guarantee when you sell shares directly or through a financial intermediary. A Medallion signature guarantee is a guarantee that your signature is authentic.
Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.
Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.
A notarized signature from a notary public is not a Medallion signature guarantee.
Financial Intermediaries
The shares available in this prospectus can be purchased through certain financial intermediaries such as banks, brokerage firms, workplace retirement programs, and financial advisers.
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The minimum aggregate size for each financial intermediary’s account with a Fund is $1 million for Institutional Class shares. This minimum does not apply to your individual account; however, your financial intermediary may establish a minimum size for individual accounts. The Distributor can waive this $1 million minimum for financial intermediaries in appropriate cases.
The fees and policies outlined in this prospectus are set by the Fund and by the Distributor. However, if you use a financial intermediary, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.
If you use a financial intermediary, contact that provider to buy or sell shares of the Fund described in this prospectus.
Most financial intermediaries allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family if made available by that financial intermediary through an exchange of shares. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.
In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.
Additional Payments to Financial Intermediaries
The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to certain financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders, as well as any commissions paid to financial intermediaries out of sales charges paid by investors. These arrangements are separately negotiated between the Distributor and/or its affiliates, and the recipients of these payments or their affiliates. If your financial intermediary receives such payments, these payments may provide an incentive for the financial intermediary to make the Fund's shares available to you, or recommend the Fund. If you have purchased shares of a Fund through a financial intermediary, please speak with your financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information.
Distribution and Shareholder Servicing Fees
The Fund has adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each of Class A and Class C pays the Distributor a fee at an annual rate of 0.25% and 1.00%, respectively, of its average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of the Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges.
Information Required from New Accounts
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.
Retirement Plans and Accounts
If you use a financial intermediary, contact that provider for information on retirement plans or accounts it may make available for investment in Fund shares.
45

Internet Access
If you use a financial intermediary, contact that provider about the services and information it provides on the Internet.
Share Prices
Because Class A shares of the Fund have an initial sales charge, the price you pay for each Class A share of the Fund is the Fund's offering price, which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of the Fund may be eliminated in certain circumstances. Because Class C shares of the Fund do not have an initial sales charge, the price you pay for each Class C share of the Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, the Fund pays you the full share price when you sell Class A or Class C shares (see “Sales Charges” for more information).
Because Institutional Class shares of the Fund do not have a sales charge, the price you pay for each Institutional Class share of the Fund is the Fund’s net asset value per share. Similarly, because there are no fees for selling Institutional Class shares, the Fund pays you the full share price when you sell Institutional Class shares.
If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.
The Fund is generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.
The Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). If you use a financial intermediary, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.
Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.
Share Price Calculations
The net asset value per share of each class of the Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well.
The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by the Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value
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certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which the Fund’s share price is calculated.
The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.
The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.
Privileges and Services
If you purchase shares through a financial intermediary, consult your financial intermediary for information about privileges and services. If you are a Grandfathered Investor, see “Grandfathered Investors” for information about privileges and services.
Sales Charges
Class A sales charges—The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.
	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.75%	2.83%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below
The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.
Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less.
Class A purchases not subject to sales charges–Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Grandfathered Investors” for more information) provided that such investors have properly notified the Manager or the Distributor of such status in advance of such purchases, except that in the case of accounts of Grandfathered Investors who have a documented relationship with a financial intermediary, the availability of the sales charge waiver may depend on the financial intermediary’s policies and procedures and eligibility requirements regarding such waivers.
When purchasing through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding sales
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charge waivers and reductions of sales charges through reinstatement, rights of accumulation, letters of intent, and share class exchanges and/or conversions. In some cases, due to financial intermediary policies and procedures, customers may receive waivers in circumstances that are not expressly provided for herein. In all instances, it is the investor’s responsibility to notify its financial intermediary of any relationship or other facts qualifying the investor for sales charge waivers or reductions. (Please see “Sales Charge Reductions and Waivers” below for additional information).
The Distributor may pay financial intermediaries up to 1% on investments made in Class A shares with no initial sales charge. See “Distribution and Shareholder Servicing Fees” for additional information regarding the Fund’s plans of distribution.
Certain other investors may qualify to purchase shares without a sales charge, such as employees of financial intermediaries authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Fund's Board of Trustees. See “Sales Charge Reductions and Waivers” below for more information.
Class C sales charges—Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.
Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.
Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers” below for more information. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. The Distributor pays a fee equal to 1% of the amount invested to financial intermediaries who sell Class C shares. All or a portion of these payments may be made from amounts that the Fund pays the Distributor through its plans of distribution. See “Distribution and Shareholder Servicing Fees” for information regarding the Fund’s plans of distribution.
Sales Charge Reductions and Waivers
Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Direct Investors” for more information) provided that such investors have properly notified NB Group and any affiliates of such status in advance of purchase.
Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. To receive a reduction in your Class A initial sales charge, you or your financial intermediary must let the Distributor know at the time you purchase shares that you qualify for such a reduction. If you or your financial intermediary does not let the Distributor know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial intermediary to provide the Distributor with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or Class C contingent deferred sales charge waived, you or your financial intermediary must let the Distributor know at the time you redeem shares that you qualify for such a waiver.
Class A shares of the Fund may be sold at net asset value to the following types of investors, provided that such investors have properly notified their financial intermediary, NB Group (and/or any affiliates), as appropriate, of their eligibility in advance of purchase:
1.	current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Group and any affiliates, or of any entity controlling, controlled by or under common control with a Neuberger Berman Fund, NB Group and any affiliates;
2.	current employees of firms, including wholesalers, that have entered into selling agreements to distribute shares of the Neuberger Berman Funds;
3.	current employees of registered investment advisers that invest in the Neuberger Berman Funds either for proprietary accounts or on behalf of clients;
4.	immediate family members of persons listed in (1) through (3) above (as “immediate family” is defined below);
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5.	companies exchanging securities with the Fund through a merger, acquisition or exchange offer;
6.	insurance company separate accounts;
7.	NB Group and its affiliated companies;
8.	an individual or entity with a substantial client relationship with NB Group and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with the Fund;
9.	financial intermediaries (including but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;
10.	Employer-sponsored qualified retirement plans, including 401(k) plans, 457 plans, group 403(b) plans and individual 403(b) accounts, maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans; and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Fund and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator to service such accounts;
11.	Employee benefit and retirement plans sponsored by NB Group and any affiliates and any entity controlling, controlled by or under common control with NB Group and any affiliates;
12.	Certain IRAs that are part of an IRA platform sponsored by or maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator which specifically provides that the Fund's shares are offered at NAV on such IRA platform; and
13.	Qualified Tuition Programs under Section 529 of the Code.
Shares are offered at NAV to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at NAV for the life of the account.
Reducing your Class A initial sales charge—Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse—or equivalent if recognized under local law—and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge.
Aggregating accounts to reduce Class A initial sales charge—To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts if all parties are purchasing shares for their own accounts and/or:
■	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);
■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);
■	individual retirement plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan ;
■	endowments or foundations established and controlled by you or your immediate family; or
■	529 accounts, which will be aggregated at the account owner level.
Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:
■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
■	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;
■	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such
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organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or
■	for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.
Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
Concurrent purchases to reduce Class A initial sales charge—You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge.
Rights of accumulation to reduce Class A initial sales charge—Subject to the limitations described in the aggregation policies above, you may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your financial intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation. You should retain any records necessary to substantiate the historical amounts you have invested. You must contact your financial adviser or the Distributor if you have additional information that is relevant to the calculation of the value of your holdings. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family. You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at NAV).
Letter of Intent to reduce Class A initial sales charge—You may reduce your Class A sales charge by establishing a letter of intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period (the “Period”) and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and other distributions do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the Letter. See “Sales Charges” for more information.
The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.
The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.
A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.
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Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase. Employer sponsored retirement plans may be restricted from establishing a letter of intent.
Right of reinvestment—Please see “Maintaining Your Account—When you sell shares” for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.
Contingent deferred sales charge waivers—The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:
■	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which contingent deferred sales charge would apply to the initial shares purchased
■	tax-free returns of excess contributions to IRAs
■	redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the date of such notification will be subject to a CDSC.
■	distributions from an IRA upon the shareholder’s attainment of age 59½
■	the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the 12% limit):
(i) redemptions due to the shareholder receiving required minimum distributions from retirement accounts upon reaching age 70½; and
(ii) redemptions through a systematic withdrawal plan (SWP) established directly with the Fund. For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of income dividends and/or other distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any income dividends and/or other distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.
For purposes of this paragraph, “account” means:
(a) in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and
(b) in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.
■	purchases where no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase.
Exchanges of shares—Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund shares being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of distributions from a fund in the fund family having a sales charge.
Distributions and Taxes
Distributions—The Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (normally in December). Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.
Unless you designate otherwise, your distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take
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advantage of one of these options, please indicate your choice on your application. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.
How distributions are taxed—Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.
Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free.
Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.
Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to maximum federal income tax rates for individual shareholders that are lower than the maximum rates for ordinary income (“lower maximum rates”).
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.
If, for any taxable year, the Fund distributes an amount that exceeds the sum of its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year, —which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—plus its accumulated earnings and profits, if any, that excess generally will not be taxable (a so-called “return of capital”), which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).
Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of the Fund’s net income and/or realized gains.
How share transactions are taxed—When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.
Additional tax—An individual shareholder’s distributions from the Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from the Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual's “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this tax may have on your investment in Fund shares.
Taxes and You
The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax.
How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.
Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.
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Backup Withholding
The Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.
If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.
Buying Shares Before a Distribution
The money the Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of the Fund just before it makes such a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.
Basis Determination and Reporting
Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Fund’s default basis determination method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. The Fund must report to the Internal Revenue Service and furnish to you the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and the Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.
Grandfathered Investors
“Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor's “immediate family” (his or her spouse—or equivalent if recognized under local law—and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor's mother, father, sister, or brother may open a custodial account for the Grandfathered Investor's minor children. Grandfathered Investors do not include any financial intermediaries who have accounts with a fund or shareholders who invest through such financial intermediaries.
Statements and Confirmations—Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).
Systematic Investments—This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month (for Institutional Class, once you make an initial minimum investment of at least $1 million). You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.
Systematic Withdrawals—This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.
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Electronic Bank Transfers—When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.
FUNDfone®— Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.
Dollar-Cost Averaging
Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount—say, $100 a month—you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.
Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.
Internet Access
Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.
The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.
As a Fund shareholder, you can use the web site to access account information 24 hours a day.
54

If you are a Grandfathered Investor buying or selling shares, instructions are provided in the following charts. Investors buying or selling shares through a financial intermediary should contact it for instructions.
Buying Shares—Grandfathered Investors
Method	Things to know	Instructions
Sending us a check	Your first investment must be at least $1,000
Additional investments can be as little as $100
We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents
You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses
All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us	Fill out the application and enclose your check
If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021
Wiring money	All wires must be for at least $1,000	Before wiring any money, call 800-877-9700 for an order confirmation
Have your financial institution send your wire to State Street Bank and Trust Company
Include your name, the Fund name, your account number and other information as requested
Exchanging from another fund	All exchanges must be for at least $1,000
Both accounts involved must be registered in the same name, address and taxpayer identification number
	An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is received in proper form Not available on retirement accounts	Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer
Setting up systematic investments	All investments must be at least $100 (and for Institutional Class, in addition to an initial minimum investment of at least $1 million)	Call 800-877-9700 for instructions
55

Selling Shares—Grandfathered Investors
Method	Things to know	Instructions
Sending us a letter	Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded
If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $100,000, you will be charged an $8.00 wire fee
You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee
You may need a Medallion signature guarantee
Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you	Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021
Sending us a fax	For amounts of up to $100,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number
Calling in your order	All phone orders to sell shares must be for at least $1,000 unless you are closing out an account
Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)
	Not available if you have changed the address on the account in the past 15 days	Call 800-877-9700 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
Exchanging into another fund	All exchanges must be for at least $1,000
Both accounts involved must be registered in the same name, address and taxpayer identification number
	An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-877-9700 for instructions
56

Market Timing Policy
Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.
The Manager applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.
Portfolio Holdings Policy
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
The complete portfolio holdings for the Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for the Fund are generally posted 15-30 days after the end of each calendar quarter.
The Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.
No earlier than five business days after month-end, the Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the quarter as of quarter-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent quarter has been posted.
Fund Structure
The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A, Class C and Institutional Class shares of the Fund.
57

Appendix A
Financial Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Distributor or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Distributor or through another intermediary to receive these waivers or discounts.
Merrill Lynch:
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■	Shares purchased by or through a 529 Plan
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A, B and C Shares available at Merrill Lynch
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a right of reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this prospectus.
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund
A-1

family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
UBS Financial Services, Inc.:
Non-profits in brokerage accounts are eligible for sales charge waivers on purchases of Class A shares.
A-2

NEUBERGER BERMAN ALTERNATIVE FUNDS
Class A, Class C and Institutional Class Shares
If you would like further details on this Fund, you can request a free copy of the following documents:
Shareholder Reports. The shareholder reports offer information about the Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year or fiscal period
■	Fund performance data and financial statements
■	portfolio holdings.
Statement of Additional Information (SAI). The SAI contains more comprehensive information on the Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.
The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.
Investment Manager: Neuberger Berman Investment Advisers LLC
Obtaining Information
You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
877-628-2583
Website: www.nb.com
You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.
You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.
The Fund’s current net asset value per share is made available at: http://www.nb.com/performance.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.
SEC File Number: 811-21715
M0110 02/18

Neuberger Berman Alternative and Multi-Asset Class Funds
Class R6
Neuberger Berman Absolute Return Multi-Manager Fund	NRABX
Prospectus February 28, 2018
These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
Neuberger Berman Alternative and Multi-Asset Class Funds
Fund Summary
Neuberger Berman Absolute Return Multi-Manager Fund	2
Descriptions of Certain Practices and Security Types	17
Additional Information about Principal Investment Risks	18
Information about Additional Potential Principal Investment Strategies	32
Information about Additional Risks	32
Descriptions of Indices	32
Management of the Fund	33
Financial Highlights	36

YOUR INVESTMENT
Maintaining Your Account	37
Share Prices	40
Distributions and Taxes	41
Market Timing Policy	42
Portfolio Holdings Policy	43
Fund Structure	43

Fund Summary
Neuberger Berman Absolute Return Multi-Manager Fund
Class R6 Shares (NRABX)
GOAL
The Fund seeks capital appreciation with an emphasis on absolute (i.e., positive) returns.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	1.77
Distribution and/or shareholder service (12b-1) fees	None
Total other expenses	0.63
Other expenses	0.16
Dividend and interest expenses relating to short sales	0.47
Acquired fund fees and expenses	0.03
Total annual operating expenses	2.43
Fee waivers and/or expense reimbursement	0.03
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	2.40
[1]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) are limited to 1.90% of average net assets. This undertaking lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class R6 will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.90% of the average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class R6	$243	$748	$1,287	$2,759
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 382% of the average value of its portfolio when including securities that were sold short and 357% of the average value of its portfolio when excluding securities that were sold short.
2 Absolute Return Multi-Manager Fund

Principal Investment Strategies
The Fund seeks to achieve its goal by allocating its assets to multiple subadvisers that employ a variety of investment strategies. The Portfolio Managers are responsible for selecting each subadviser and for determining the amount of Fund assets to allocate to each subadviser. The Portfolio Managers allocate Fund assets among a variety of investment strategies to subadvisers whose strategy the Portfolio Managers believe, when combined to form a single portfolio, can provide attractive risk-adjusted returns over the long term. The Portfolio Managers retain investment discretion to invest Fund assets directly using other portfolio managers of the Manager and may do so for certain investment strategies.
The Portfolio Managers allocate Fund assets among subadvisers in an effort to provide for overall investment diversification with the aim of decreasing the Fund’s sensitivity to market fluctuations. The Portfolio Managers review a range of qualitative and quantitative factors when determining the allocations to subadvisers, including each subadviser’s investment style and historical performance, and the holdings in the subadviser’s allocated assets.
The investment strategies that the subadvisers will utilize involve the following types of investments: (i) equity securities of companies of any market capitalization throughout the world, which may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts, real estate investment trusts (“REITs”) and other real estate companies (i.e., direct investments in companies) and exchange traded funds (“ETFs”); (ii) debt securities of governments and companies throughout the world, which may include debt securities of governments as well as their agencies and/or instrumentalities, below investment grade debt securities (commonly known as “junk bonds”), mortgage-backed securities and other asset-backed securities, hybrid securities (including convertible bonds) and loans (including bridge loans, loan participations and collateralized loan obligations (“CLOs”)); and (iii) foreign currencies.
The Fund also may use derivatives and primarily may use four categories of derivatives: (i) futures contracts based on securities, indices and other assets, such as currencies and commodities; (ii) swaps, such as credit default swaps, total return swaps and/or interest rate swaps (including constant maturity swaps); (iii) call and put options on securities and indices, including writing (selling) calls or writing (selling) puts on securities and indices; and (iv) forward contracts on securities, indices and other assets, such as currencies and commodities. Any of these derivatives may be used in an effort to enhance returns or manage and/or adjust the risk profile of the Fund or the risk of individual positions. A subadviser may choose not to hedge its positions.
The Portfolio Managers intend to allocate the Fund’s assets among the following strategies:
Equity Long/Short. This strategy takes long and short positions in equity securities issued by companies across all market capitalizations, in both the U.S. and non-U.S. markets based on whether the subadviser believes the securities are likely to increase or decrease in value, respectively. Short positions involve selling a security the Fund does not own in anticipation that the security’s price will decline. The equity securities in which this strategy may invest include common stock, convertible securities, preferred stock, options, warrants, depositary receipts, REITs and ETFs. Some subadvisers may focus on certain sectors of the market. One subadviser focuses its long/short equity strategy on the energy sector; while a long/short equity strategy managed by the Manager focuses on securities of companies in the financials sector. Other subadvisers may invest across any sectors they find attractive. Additionally, one subadviser’s strategy invests globally with a focus on equity securities of European companies. The subadvisers also may invest in a broad range of investments, including, but not limited to, debt securities, such as U.S. and non-U.S. corporate debt securities, mortgage-backed securities, loans and loan participations.
Credit Long/Short. This strategy primarily involves taking long and short positions in fixed-income corporate securities that are typically below investment grade (commonly called “junk bonds”). Below investment grade securities are defined by the Fund as those debt securities that, at the time of investment, are rated BB or lower by Standard & Poor’s, Ba or lower by Moody’s Investors Service, or comparably rated by at least one independent credit rating agency or, if unrated, determined by the subadviser to be of comparable quality. The subadviser will take long positions that it believes offer the potential for attractive returns and in the aggregate have the potential to outperform the market, as represented by an appropriate index. The subadviser will take short positions that it believes in the aggregate have the potential to underperform the market, as represented by that same index. The subadviser also may invest in a broad range of investments, including, but not limited to, common stock, preferred stock, convertible debt, loans (including CLOs), loan participations, non-U.S. securities, private placements and credit default swaps.
This strategy may also involve taking long and short positions in the debt of companies experiencing financial or operational difficulties of the sort that often lead to bankruptcies or corporate reorganizations. The debt securities of these companies generally trade at a substantial discount to par value, which may not always reflect a careful analysis of the companies’ assets or prospects. The subadviser seeks to take advantage of its experience in the bankruptcy process by attempting to take advantage of (1) incorrect
3 Absolute Return Multi-Manager Fund

valuations by investors between the current price and the subadviser’s estimate of the value of the debt, based in part on the subadviser’s involvement in the bankruptcy process, and (2) price disparities in relation to comparable securities.
Another type of credit long/short investing involves establishing long and/or short positions in different securities within a single company’s capital structure (e.g., long senior notes and short subordinated bonds). This type of investing is known as capital structure arbitrage and involves the determination by the subadviser that the market is mispricing different classes of securities relative to one another, so the subadviser establishes a short position in the security thought to be overvalued and a long position in the security thought to be undervalued.
Global Macro Investing. This strategy involves a top-down global approach to investing. Global macro strategies typically involve taking long and short positions across various U.S. and foreign markets, sectors and companies in an effort to benefit from those investments which the subadviser believes have the highest probability for success (long positions) and those that have the highest probability for decline (short positions). The subadviser that manages this strategy will invest primarily in currencies and debt securities issued by governments as well as their agencies and/or instrumentalities and will do so primarily through the use of futures and forward contracts. The subadviser seeks to identify such opportunities by primarily applying quantitative investment analysis based on fundamental macroeconomic theory to consider and analyze the economic and political environments in markets, countries and/or regions around the world. These factors may include interest rate levels, monetary and fiscal policy, currency exchange rates, unemployment levels, gross domestic product (GDP) and geopolitical events and their effect on the economy of the country, region or the world. In addition to the quantitative investment analysis, the subadviser may also seek to identify investment opportunities by considering qualitative factors.
Asset-backed Securities. This strategy takes long and/or short positions in asset-backed securities, including principally those asset-backed securities backed by commercial and residential mortgages, a significant portion of which may be non-agency mortgage-backed securities. The subadviser may also invest in asset-backed securities backed by auto loans, credit card debt, student loans, corporate loans and other collateral. These securities may pay fixed or variable rates of interest. While the Fund will primarily invest in asset-backed securities listed, traded or dealt in developed markets, it may also invest in securities listed, traded or dealt in other countries, including emerging markets countries.
Event-Driven. These are a broad category of investment strategies based on announced or anticipated events or a series of events and on investing in the securities of companies that could be affected by the occurrence of such events. The types of Event Driven Strategies that the Fund will utilize are:
Merger (Risk) Arbitrage. This strategy consists primarily of making investments that the subadviser expects will benefit from the successful completion of a merger or acquisition. The subadviser typically buys the stock of a target company after a merger is announced at a price slightly below the takeover price offered. A profit is made if and when the merger is completed at the offered price or higher. In addition, in stock swap mergers, the subadviser may sell or take a short position in the stock of the acquiring company either to reduce risk or on the theory that if and when the merger is completed, any difference between the price of the target company’s stock and the value of the acquiring company’s stock being exchanged for the target company’s stock will be eliminated. If the subadviser believes an announced or widely anticipated merger is unlikely to be completed, it may take the opposite position. Most of the subadvisers invest only in announced transactions but some subadvisers may also invest in anticipation of transactions. It is currently anticipated that the subadvisers will invest in both announced transactions and in anticipation of transactions.
Global Equity Restructurings Long/Short. This strategy involves examining companies for the prospect of a variety of potential restructurings. The subadviser primarily takes either a long or a short position in equity securities of companies that are undergoing or have recently completed a restructuring. Typical restructurings may include: selling significant assets or portions of a business, entering new businesses, changes in management, significant changes in corporate policy and/or cost structure, such as altering compensation schemes, emergence from bankruptcy, companies undergoing significant changes due to regulatory changes and other corporate reorganizations, including mergers and acquisitions. Restructurings also may include: holding company arbitrage (i.e., attempting to take advantage of apparent disparities between the prices of a holding company’s stock and the prices of any listed companies it may hold), spin-offs, stub trades, recapitalizations and share buybacks. A subadviser may not focus on all types of restructurings and may focus only on certain types of restructurings. In addition, the event driven portion of one subadviser’s strategy invests globally with a focus on securities of European companies.
Managed Futures. This strategy employs a range of quantitative algorithms that seek to identify long and short investment opportunities based on directional trends in the global financial markets. Managed futures is one of the three types of investment strategies known as global macro strategies, along with discretionary macro and systematic macro. The subadviser that manages
4 Absolute Return Multi-Manager Fund

this strategy will employ a wide variety of instruments, including derivatives, to invest across multiple asset classes. Specifically, the subadviser will primarily invest in futures and forward contracts on securities, indices and other assets, such as currencies and commodities. Additionally, the subadviser may invest directly in equity securities of companies across all market capitalizations, ETFs, debt securities issued by governments and corporations. In addition to futures and forwards, the subadviser may also use the following derivative instruments: (i) swaps, including total return swaps on securities, indices and other assets, including commodities, and interest rate swaps; and (ii) options on securities and indices.
The managed futures investment strategy seeks to gain exposure to the commodity markets primarily by investing in futures contracts on individual commodities and other commodity-linked derivative instruments. Although the Fund may make these investments in commodity-linked derivative instruments directly, the Fund expects to gain exposure to these investments primarily by investing in a wholly-owned subsidiary of the Fund formed in the Cayman Islands (“Subsidiary”). The Subsidiary is managed by the Manager and the subadviser and has the same investment goal as the Fund. The Subsidiary may invest without limitation in commodity-linked derivative instruments. The Subsidiary also may invest in equity and fixed income securities, ETFs, cash or cash equivalent instruments, or money market mutual funds, some of which may serve as collateral for the Subsidiary’s derivative instruments. The Fund will not invest more than 25% of the value of its total assets in the Subsidiary at the end of any quarter of its taxable year.
The Portfolio Managers also may allocate the Fund’s assets to certain additional strategies in the future. For more information about these potential additional strategies, please see the section entitled “Information About Additional Potential Principal Investment Strategies.” There is no assurance that any or all of these additional strategies will be used in the future.
Based on the Portfolio Managers’ ongoing evaluation of the subadvisers, they may adjust allocations among subadvisers or make recommendations to the Fund’s Board of Trustees with respect to the hiring, termination or replacement of subadvisers. In recommending new subadvisers to the Fund’s Board of Trustees, the Portfolio Managers consider numerous factors, including, but not limited to, the subadviser’s investment style, the reputation of the subadviser, the depth and experience of its investment team, the demonstrated ability of the subadviser to implement its investment strategy, the consistency of past returns, and the subadviser’s policies and procedures to monitor and take into account risk.
The Portfolio Managers retain investment discretion to invest Fund assets directly and may do so for speculative or defensive purposes or in the event a subadviser is terminated and a new subadviser has not yet been hired. When the Portfolio Managers are making direct investments for the Fund they will invest primarily in ETFs and affiliated and unaffiliated registered investment companies but may also invest in individual equity and debt securities. The Portfolio Managers may also use put options including purchasing puts on security indices and put spreads on indices (i.e., buying and selling an equal number of puts on the same index with differing strike prices or expiration dates) and futures contracts based on indices for speculative or defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, different factors could affect the Fund’s performance and the Fund may not achieve its goal.
In an effort to achieve its goal, several of the strategies utilized by the Fund will likely engage in active and frequent trading.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity and fixed income markets together with the Manager's and Subadviser's evaluation of these developments, and the success of the Manager and each Subadviser in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments and short sales will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
A subadviser may use strategies intended to protect against losses (i.e., hedged strategies), but there is no guarantee that such hedged strategies will be used or, if used, that they will protect against losses, perform better than non-hedged strategies or provide consistent returns.
The Fund’s investment program requires that the Portfolio Managers understand a variety of instruments traded in markets around the world, the relationships among those instruments and markets, and their relationship to broader political and economic events and trends. A failure to properly understand those instruments or relationships, or to identify and take into account changes in their relationship, may result in losses to the Fund.
The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the Manager’s allocation decisions. There can be no guarantee that the Manager or the subadvisers will be successful in their attempts to manage the risk exposure of the Fund.
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The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Absolute Return Risk. The Fund’s returns may deviate from overall market returns to a greater degree than the returns of other mutual funds that do not employ an absolute return focus. Thus, during periods of strong market performance, the Fund might not benefit like funds following other strategies.
Arbitrage Strategies Risk. Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse or unanticipated manner. In addition, an individual arbitrage investment may be affected by the length of time that the Fund’s assets must be committed to that investment. Unanticipated delays in that investment due to delays in any underlying transactions of that investment could cause the Fund to lose money.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities including, but not limited to, interest rate risk and credit risk.
Commodity Risk. The Fund’s and the Subsidiary's significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity in the commodities market, the Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. Because the Fund’s and the Subsidiary's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
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Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that
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the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
Event-Driven Strategies Risk. Investing in companies in anticipation of an event carries the risk that the event may not happen as anticipated, possibly due to the actions of other market participants, or the market may react to the event differently than expected. Certain events, such as emergence from, or restructuring as a result of, bankruptcy carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. In general, event-driven strategies may fail if the subadviser is unable to obtain adequate information about the event or does not properly analyze the information available.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
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High Portfolio Turnover. Several of the strategies utilized by the Fund will likely engage in active and frequent trading and, as a result, the Fund may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives and short positions may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Fund may also purchase a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of
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issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Market volatility may disrupt a subadviser’s investment program if it abruptly changes pricing relationships on which the subadviser was basing an arbitrage strategy. Similarly, it may disrupt event-driven strategies if abrupt changes cause the parties to alter or abandon the event on which a subadviser was basing its investment strategy.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Multi-Manager Risk. Fund performance is dependent upon the success of the Manager and the subadvisers in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend on the success of the Manager’s methodology in allocating the Fund’s assets to subadvisers and its selection and oversight of the subadvisers. The subadvisers’ investment styles may not always be complementary and there may be an unintended negative correlation between the subadvisers’ investments, which could adversely affect the performance of the Fund. Some subadvisers have little experience managing mutual funds which, unlike the hedge funds these subadvisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
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Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private Placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.
Quantitative Investing and Other Model Risk. Managed futures and global macro investment strategies employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process. To a significant extent, the performance of a strategy that utilizes quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s and/or the Subsidiary's assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators
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reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Because one subadviser invests primarily in securities of companies in the energy sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the energy sector include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply and demand of energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, potentially accelerated change to alternative forms of energy generation, and tax and other government regulations.
Because the Manager invests a portion of the Fund’s assets primarily in securities of companies in the financials sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the financials sector include, among other risks, decreased liquidity in credit markets, changes in interest rates, the costs of complying with
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existing government regulations, and uncertainty about future government regulation. Financial companies may also be exposed to risks related to their various lines of business. For example, financial companies engaged in mortgage lending are subject to fluctuations in real estate values.
Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.
Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.
The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
Special Situations Risk. The Fund’s use of event-driven and arbitrage strategies will cause it to invest in actual or anticipated special situations–i.e., acquisitions, spin-offs, reorganizations and liquidations, tender offers and bankruptcies. These transactions may not be completed as anticipated or may take an excessive amount of time to be completed. They may also be completed on different terms than anticipated. Some special situations are sufficiently uncertain that the Fund may lose its entire investment in the situation. The Fund may receive illiquid securities as a result of its investment in certain special situations.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Fund, and thus, present the same risks whether they are held by the Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders.
Tax Risk. To qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Internal Revenue Service (“Service”) issued a large number of private letter rulings (which the Fund may not use or cite as precedent) between 2006 and 2011 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”)
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(such as the Subsidiary) that earns income derived from commodities is qualifying income. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Fund derives from the Subsidiary should constitute qualifying income.
The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, a CFC’s income that the Code required a RIC to include in its gross income each taxable year (“Subpart F Inclusion”), which those rulings concluded was qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its earnings and profits for the applicable taxable year that are attributable to the Subpart F Inclusion (“Earnings and Profits”) will qualify. Although the Fund currently does receive annual distributions from the Subsidiary out of its Earnings and Profits, if any, each taxable year, if in one or more taxable years the Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in such years satisfying one of the requirements to qualify as a RIC.
Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.
The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the qualifying income test for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate tax rate, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to its shareholders as dividend income. In that event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy.
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The following performance prior to December 31, 2013 is that of the Fund's Institutional Class, which is not offered through this prospectus. Class R6 would have substantially similar performance to Institutional Class because the classes are invested in the same portfolio of securities. Because Institutional Class has higher expenses than Class R6, its performance typically would have been lower than that of Class R6. Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q1 '13, 3.17%
Worst quarter:    Q3 '15, -5.69%
average annual total % returns as of 12/31/17
Absolute Return Multi-Manager Fund	1 Year	5 Years	Since Inception (5/15/2012)
Return Before Taxes	4.35	2.36	2.33
Return After Taxes on Distributions	4.35	1.98	1.98
Return After Taxes on Distributions and Sale of Fund Shares	2.46	1.67	1.67
HFRX Global Hedge Fund Index (reflects deductions for fees and expenses, but not taxes)	5.99	2.12	2.12
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83	15.79	15.49
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54	2.10	2.27
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
INVESTMENT STRATEGIEs
The Manager currently may allocate the Fund’s assets among the following strategies:
Manager/Subadviser	Investment Strategy
BH-DG Systematic Trading LLP	Managed Futures
Cramer Rosenthal McGlynn, LLC	Global Equity Long/Short
GAMCO Asset Management Inc.	Merger Arbitrage
Good Hill Partners LP	Asset-backed Securities
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Manager/Subadviser	Investment Strategy
Levin Capital Strategies, L.P.	Event Driven
Neuberger Berman Investment Advisers LLC	Global Equity Long/Short
P/E Global, LLC	Global Macro
Portland Hill Asset Management Limited	European Event Driven and Equity Long/Short
Sound Point Capital Management, L.P.	Credit Long/Short
TPH Asset Management, LP	Energy Equity Long/Short
PORTFOLIO MANAGERS OF THE Manager
The Fund is co-managed by David Kupperman, Ph.D. (Managing Director of the Manager), Jeffrey Majit (Managing Director of the Manager), and Fred Ingham, ACA, CFA (Managing Director of the Manager). Messrs. Kupperman and Majit have managed the Fund since its inception in 2012. Mr. Ingham has managed the Fund since February 2017.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through investment providers, such as banks, brokerage firms, retirement plan administrators, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Class R6 shares.
For certain institutional investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone or exchange (call 800-366-6264 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.
The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your investment provider to determine whether it imposes minimum purchase requirements.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If an investor purchases shares of another class of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of shares of those other classes of the Fund and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund or that other class over another investment. No such payments are made with respect to Class R6. To the extent the Fund makes such payments with respect to another class, they can come only out of the assets of that other class.
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Descriptions of Certain Practices and Security Types
Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.
Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. If the holder exercises an uncovered call option, the seller of the option may have to buy the underlying asset at the current market price to fulfill its obligation. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.
Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.
Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.
Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.
Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.
There are various types of swaps including, but not limited to, the following: equity swaps (exchanging the returns on an equity security for a fixed or a floating interest rate); interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); and credit default swaps (buying or selling protection against certain designated credit events).
REITs. A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. A domestic REIT is not taxed on net income and net realized gains that are distributed to its shareholders, provided it complies with certain requirements of the Internal Revenue Code of 1986, as amended, and similar treatment may also apply to foreign REITs under the laws in which they are formed. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
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Loans. Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which the Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.
Short Sales. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.
Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities may include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.
Additional Information about Principal Investment Risks
This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section. The following risks are described in alphabetical order and not in order of importance or potential exposure.
Absolute Return Risk. The Fund’s returns may deviate from overall market returns to a greater degree than the returns of other mutual funds that do not employ an absolute return focus. Thus, during periods of strong market performance, the Fund might not benefit like funds following other strategies. Investment strategies and subadvisers whose performance has historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times. During these circumstances, the Fund’s absolute return focus may not function as anticipated.
Arbitrage Strategies Risk. Arbitrage strategies involve the risk that underlying relationships between securities in which investment positions are taken may change in an adverse or unanticipated manner. In addition, an individual arbitrage investment may be affected by the length of time that the Fund’s assets must be committed to that investment. Unanticipated delays in that investment due to delays in any underlying transactions of that investment could cause the Fund to lose money.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs carry risks including, but not limited to, (i) the possibility that distributions from the underlying debt securities will not be adequate to make interest or other payments, (ii) the quality of the underlying debt securities may decline in value or default, particularly during periods of economic downturn, (iii) the Fund may invest in CDOs that are subordinate to other classes of securities, and (iv) the complex structure may produce disputes with the issuer or unexpected investment results. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities including, but not limited to, interest rate risk and credit risk.
Commodity Risk. The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor
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expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The frequency, duration and magnitude of such changes cannot be predicted. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of commodities investments. Because the Fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.
Agricultural and Soft Commodities Sector Risk. Risks of investing in agricultural sector commodities include, in addition to other risks, the impact of government policies on planting of certain crops and possible alternative uses of agricultural resources, the location and size of crop production, trading of unprocessed or processed commodity products, and the volume and types of imports and exports.
Energy Sector Risk. Risks of investing in energy sector commodities include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply of and demand for energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, tax and other government regulations, and policies of the Organization of the Petroleum Exporting Countries (OPEC) and oil importing nations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims and at risk of loss from terrorism, natural disasters, fires and explosions.
Industrial Metals Sector Risk. Risks of investing in industrial metals sector commodities include, in addition to other risks, substantial price fluctuations over short periods of time, imposition of import controls, increased competition and changes in industrial, governmental, and commercial demand for industrial metals.
Precious Metals Sector Risk. Risks of investing in precious metals sector commodities include, in addition to other risks, changes in the level of the production and sale of precious metals by governments or central banks or other larger holders.
Companies in each of the above sectors could also be affected by, among other things, commodity price volatility, exchange rates, government regulation, mandated expenditures for safety and pollution control devices, inflation expectations, resource availability, import controls, increased competition, technical progress, labor relations, and economic cycles.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.
Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social,
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economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Entities providing credit or liquidity support also may be affected by credit risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.
Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.
When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin
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requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed.
Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.
Additional risks associated with certain types of derivatives are discussed below:
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Changes in the Law Governing Derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.
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Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.
Event-Driven Strategies Risk. Investing in companies in anticipation of an event carries the risk that the event may not happen as anticipated, possibly due to the actions of other market participants, or may happen in modified or conditional form, or the market may react to the event differently than expected. Furthermore, an event, such as a pending restructuring or spin-off, may be renegotiated or terminated or involve a longer time frame than originally contemplated which could result in a decline in the market price of the security involved in the event. The securities of companies involved in these events may be more volatile than other securities, may at times be illiquid, or may be difficult to value. In addition, certain events, such as emergence from, or restructuring as a result of, bankruptcy carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. It also may be difficult to obtain complete financial or other information about companies involved in certain situations and management of such companies may be addressing a situation with which it has little experience. In general, event-driven strategies may fail if the subadviser is unable to obtain adequate information about the event or does not properly analyze the information available. In circumstances where the anticipated event does not occur or the position is no longer an attractive investment opportunity, the Fund may incur losses by liquidating that position. If the proposed transaction later appears unlikely to be consummated or is delayed, the market prices of the securities may decline sharply by more than the difference between the purchase price and the consideration anticipated to be paid from the proposed transaction, resulting in a loss to the Fund.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and
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have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.
The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.
High Portfolio Turnover. Several of the strategies utilized by the Fund will likely engage in active and frequent trading and, as a result, the Fund may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives and short positions may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large
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changes in the value of such investments. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund utilizes certain of these practices, it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings at unfavorable times or prices.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.
Alternatively, the Fund may acquire a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the lending bank or other party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, lower-rated debt securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Lower-rated debt securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in
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which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.
The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of securities by the underperformance of a sector or during market downturns. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities and the Fund may not be able to liquidate a position at a particular time.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities differ from more traditional debt securities because the principal is paid back over the life of the security rather than at the security’s maturity; however, principal may be repaid early if a decline in interest rates causes many borrowers to refinance (known as repayment risk), or repaid more slowly if a rise in rates causes refinancings to slow down (known as extension risk). Thus, they tend to be more sensitive to changes in interest rates than other types of debt securities and as a result, these securities may exhibit additional volatility during periods of interest rate turmoil. In addition, investments in mortgage- and asset-backed securities may be subject to call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Multi-Manager Risk. Fund performance is dependent upon the success of the Manager and the subadvisers in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend on the success of the Manager’s methodology in allocating the Fund’s assets to subadvisers and its selection and oversight of the subadvisers. The subadvisers’ investment styles may not always be complementary and there may be an unintended negative correlation between the subadvisers’ investments, which could adversely affect the performance of the Fund. A subadviser’s strategy may be out of favor at any time. In addition, because each subadviser makes its trading decisions independently, it is possible that the subadvisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in
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the same security at the same time. This may cause unnecessary brokerage and other expenses. Some subadvisers have little experience managing mutual funds which, unlike the hedge funds these subadvisers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Fund and its shareholders.
The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities are securities that are subject to legal restrictions on their sale and may not be sold to the public unless registered under the applicable securities laws or
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that have a contractual restriction that prohibits or limits their sale. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a private placements or other restricted security, so it may be less able to predict a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be unable to sell the securities.
Quantitative Investing and Other Model Risk. Managed futures and global macro investment strategies employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process.
Each component of the investment process has elements that present the possibility for human error. Because the financial markets are constantly evolving, most trading systems and models require continual monitoring and enhancements. There is no guarantee that such enhancements to the various quantitative models will be identified or implemented on a timely basis or that they will be successful. The use of a trading system or model that is not effective could at any time have a material adverse effect on the performance of the Fund. The successful deployment of the portfolio construction process could be severely compromised by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs, malicious code such as “worms,” viruses or system crashes or various other events or circumstances within or beyond the control of a subadviser.
To a significant extent, the performance of a strategy that uses quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s and/or the Subsidiary's assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Investment process errors are those errors that occur during the process of generating trade list recommendations for the strategy. Examples of investment process errors include analytical errors, software errors, program code errors, development errors and implementation errors. The subadvisers receive volumes of data from vendors, some of whom aggregate data from a variety of third party sources. Those data sources and the analytics generated by such data are continuously being updated and corrected. It is always possible and often likely that there is some amount of data that is not perfectly correct, thus resulting in a data error.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies, movement away from the tighter financial industry regulations that followed the 2008 financial crisis, and enactment of a reduced corporate tax rate (as the U.S. recently did). The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the
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last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated.
Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.
Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend.
REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some of the REIT securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.
Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might
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expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.
Because one subadviser invests primarily in securities of companies in the energy sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the energy sector include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply and demand of energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, potentially accelerated change to alternative forms of energy generation, and tax and other government regulations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.
Because the Manager invests a portion of the Fund’s assets primarily in securities of companies in the financials sector, the Fund’s performance may be adversely affected by a downturn in that sector. Risks of investing in securities of companies in the financials sector include, among other risks, decreased liquidity in credit markets, changes in interest rates, the costs of complying with existing government regulations, and uncertainty about future government regulation. Financial companies may also be exposed to risks related to their various lines of business. For example, financial companies engaged in mortgage lending are subject to fluctuations in real estate values.
Short Sale Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction.
Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.
The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund. The Fund incurs expenses for borrowing securities that may include fees paid to the lender and amounts equal to dividends or interest paid by the borrowed security.
When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.
Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy
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toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.
The Fund may also invest in obligations issued by supranational entities, such as the World Bank. A supranational entity is financially supported by the governments of one or more countries, has no taxing authority, and is dependent on its members for payments of interest and principal. There is no guarantee that the members will continue to make capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
Special Situations Risk. The Fund’s use of event-driven and arbitrage strategies will cause it to invest in actual or anticipated special situations–i.e., acquisitions, spin-offs, reorganizations and liquidations, tender offers and bankruptcies. These transactions may not be completed as anticipated or may take an excessive amount of time to be completed. They may also be completed on different terms than anticipated. Some special situations are sufficiently uncertain that the Fund may lose its entire investment in the situation. The Fund may receive illiquid securities as a result of its investment in certain special situations.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Fund, and thus, present the same risks whether they are held by the Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders.
Tax Risk. To qualify as a RIC under the Code, and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Service issued a large number of private letter rulings (which the Fund may not use or cite as precedent) between 2006 and 2011 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”) (such as the Subsidiary) that earns income derived from commodities is qualifying income. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Fund derives from the Subsidiary should constitute qualifying income.
The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, a CFC’s income that the Code required a RIC to include in its gross income each taxable year (“Subpart F Inclusion”), which those rulings concluded was qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its earnings and profits for the applicable taxable year that are attributable to the Subpart F Inclusion (“Earnings and Profits”) will qualify. Although the Fund currently does receive annual distributions from the Subsidiary out of its Earnings and Profits, if any, each taxable year, if in one or more taxable years the Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in such years satisfying one of the requirements to qualify as a RIC.
Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.
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The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the qualifying income test for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate tax rate, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to its shareholders as dividend income. In that event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.
In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.
Valuation Risk. The price at which the Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Conversely, variable and floating rate instruments will not generally rise in value if market interest rates decline. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
Certain variable and floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the instrument from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the instrument, and the Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate instruments typically only reset periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Fund’s value to the extent that it invests in variable rate instruments.
Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
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Information about Additional Potential Principal Investment Strategies
The Portfolio Managers may allocate the Fund’s assets among one or more additional strategies, including the following strategies, in the future if a subadviser is selected for a strategy:
Equity Market Neutral. This strategy takes long and short positions in equity securities in an attempt to generate an absolute return while seeking to minimize exposure to the risks of the general market. The subadviser will employ either a fundamental approach, relying on earnings and other financial data to pick long and short positions, or a model-driven approach, selecting long and short positions based on technical (i.e., market price movements) as well as fundamental factors. Holding periods for positions vary across subadvisers and can be as short as a day, which would result in high portfolio turnover.
Information about Additional Risks
As discussed in the Statement of Additional Information, the Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in the Fund Summary section. For example, should the Fund engage in borrowing or securities lending it will be subject to the additional risks associated with these practices.
Borrowing money or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. With respect to borrowing, the Fund may borrow money to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The cost to the Fund of borrowing may exceed the profits attained on any such shorts positions. Similarly, the Fund may lend securities and use the collateral obtained from the securities loans as the collateral necessary to borrow a security on which the Fund is taking a short position. Securities lending involves some risk of loss of the Fund’s rights in the collateral should the borrower fail financially.
In addition, the Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, the Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect the Fund’s performance and the Fund may not achieve its goal.
The Fund may change its goal without shareholder approval, although it does not currently intend to do so.
Please see the Statement of Additional Information for more information.
Descriptions of Indices
The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. The index is rebalanced quarterly.
The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.
The Bloomberg Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency).
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Management of the Fund
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business, including oversight of the subadvisers' investment activities. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Subject to the general oversight of the Board of Trustees, the Manager is responsible for managing the Fund in accordance with its investment objective and policies using the multi-strategy and multi-manager approach discussed in the “Principal Investment Strategies” section of this Prospectus, and making recommendations to the Board of Trustees with respect to the hiring, termination or replacement of the Fund’s subadvisers. Together, the Neuberger Berman affiliates manage approximately $295 billion in total assets (as of 12/31/2017) and continue an asset management history that began in 1939.
The Manager has obtained “manager of managers” exemptive relief from the SEC that permits the Manager, subject to the approval of the Board of Trustees, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement with an unaffiliated subadviser for the Fund without obtaining shareholder approval. The exemptive order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under this order, the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. The Fund will notify shareholders of any change in the identity of a subadviser or the addition of a subadviser to the Fund.
NBIA may engage one or more of foreign affiliates that are not registered under the 1940 Act (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The employees of a participating affiliate are designated to act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Fund will pay no additional fees and expenses as a result of any such arrangements.
For the 12 months ended 10/31/2017, the management fees (i.e., advisory and administration fees) paid to the Manager were 1.77% of average net assets for Class R6.
Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Fund enters into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Fund. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.
A discussion regarding the basis for the approval of the Fund's investment advisory agreement and sub-advisory agreements by the Board of Trustees is available in the Fund's annual report for the fiscal period ended October 31, 2017.
Portfolio Managers
Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and the ownership of shares in the Fund for each Portfolio Manager.
David Kupperman, Ph.D., is a Managing Director of the Manager. Prior to joining the firm in 2011, he was a partner and member of the investment committee at another asset management firm that focused on alternative investing and managing fund-of-hedge funds.
Jeffrey Majit, CFA, is a Managing Director of the Manager. He has been a Portfolio Manager with the firm since 2000.
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Fred Ingham, ACA, CFA, is a Managing Director of the Manager. He has been a Portfolio Manager with the firm since 2005.
Messrs. Kupperman and Majit have managed the Fund since its inception in 2012. Mr. Ingham has managed the Fund since February 2017. The Fund is co-managed by David Kupperman, Ph.D. (Managing Director of the Manager), Jeffrey Majit (Managing Director of the Manager), and Fred Ingham, ACA, CFA (Managing Director of the Manager).
Subadvisers
The Manager engages BH-DG Systematic Trading LLP, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, Levin Capital Strategies, L.P., P/E Global, LLC, Portland Hill Asset Management Limited, Sound Point Capital Management, L.P., and TPH Asset Management, LP as subadvisers to provide investment management services. The Manager compensates the subadvisers out of the investment advisory fees it receives from the Fund. Each subadviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Manager. The Manager oversees the subadvisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each subadviser’s adherence to its investment style. The Board of Trustees oversees the Manager and the subadvisers, approves procedures that the Manager must follow in its oversight of the subadvisers, and oversees the hiring, termination and replacement of subadvisers recommended by the Manager.
BH-DG Systematic Trading LLP (“BH-DG”), located at 10 Grosvenor Street, London W1K 4QB, manages assets allocated to the managed futures strategy. BH-DG serves as a trading advisor to the Fund. BH-DG is not a registered investment adviser but is registered under the Commodity Exchange Act as a “commodity trading advisor.” As of December 31, 2017, BH-DG managed approximately $838.20 million in total assets.
Cramer Rosenthal McGlynn, LLC (“Cramer Rosenthal McGlynn”), located at 520 Madison Avenue, 20th Floor, New York, NY 10022, manages the assets allocated to the global equity long/short strategy. Cramer Rosenthal McGlynn, founded in 1973, provides investment advisory services for mutual funds, hedge funds and other products. As of December 31, 2017, Cramer Rosenthal McGlynn managed approximately $6.73 billion in total assets.
GAMCO Asset Management Inc. (“Gabelli”), located at One Corporate Center, Rye, NY 10580, manages the assets allocated to the merger arbitrage strategy. Gabelli is a subsidiary of GAMCO Investors, Inc., which is indirectly majority owned by Mario J. Gabelli. Gabelli, founded in 1977, is a diversified asset manager and financial services company managing assets for high net worth individuals, institutions and retail investors through a variety of investment products. As of December 31, 2017, Gabelli managed approximately $44.9 billion in total assets.
Good Hill Partners LP (“Good Hill”), located at 1599 One Greenwich Office Park, Greenwich, CT 06831, manages the assets allocated to the mortgaged-backed securities and asset-backed securities strategy. Good Hill, founded by Franklin J. Collins IV and Brant Brooks in 2006, specializes in fixed income securities and provides investment management services on a discretionary basis to private investment vehicles and separately managed accounts as well as the Fund. As of December 31, 2017, Good Hill managed approximately $1.5 billion in total assets.
Levin Capital Strategies, LP (“Levin Capital Strategies”), located at 595 Madison Avenue, 17th Floor, New York, NY 10022, manages the assets allocated to the event driven strategy. Levin Capital Strategies, founded in 2005, is a registered investment adviser. As of December 31, 2017, Levin Capital Strategies managed approximately $7.2 billion in total assets.
P/E Global, LLC (“P/E Global”), located at 75 State Street, 31st Floor, Boston, Massachusetts 02109, manages the assets allocated to the global macro strategy. P/E Global is a registered investment adviser providing asset management services since 1995. As of January 1, 2018, P/E Global managed approximately $7.0 billion in total assets.
Portland Hill Asset Management Limited (“Portland Hill”), located at 21 Knightsbridge, London, SW1X7LY, United Kingdom, manages the assets allocated to the European event driven and equity long/short strategy. Portland Hill, which was formed in 2011, managed approximately $1.09 billion in total assets as of December 31, 2017.
Sound Point Capital Management, L.P. (“Sound Point Capital”), located at 375 Park Avenue, New York, NY 10152, manages the assets allocated to the stressed and distressed credit strategy. Sound Point Capital is a registered investment adviser. As of December 31, 2017, Sound Point Capital managed approximately $15.4 billion in total assets.
TPH Asset Management, LP (“TPH”), located at Heritage Plaza, 1111 Bagby, Suite 4920, Houston, Texas 77002, manages the assets allocated to the energy equity long short strategy. TPH’s parent company, Perella Weinberg Partners was founded in 2006. TPH is a registered investment adviser. As of December 31, 2017, TPH managed approximately $1.6 billion in assets.
The Manager and the Fund have obtained an exemptive order from the SEC that permits the Manager to engage additional unaffiliated subadvisers, and to enter into and materially amend an existing or future subadvisory agreement with an unaffiliated
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subadviser, upon the approval of the Board of Trustees, without obtaining shareholder approval. The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order.
About the Fund’s Wholly Owned Subsidiary
The Subsidiary is an exempted company, the members of which have limited liability, incorporated under the laws of the Cayman Islands. The Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the Code applicable to RICs. The Fund must maintain no more than 25% of the value of its total assets in the Subsidiary at the end of every quarter of its taxable year.
The Subsidiary is overseen by its own board of directors. However, the Fund’s Board of Trustees maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The Manager is responsible for the Subsidiary’s day-to-day business pursuant to a separate investment advisory agreement between the Subsidiary and the Manager and the subadviser selects the Subsidiary’s investments pursuant to a sub-advisory agreement with the Manager. Under this agreement, the Manager and the subadviser provide the Subsidiary with the same type of management and subadvisory services, under the same terms, as are provided to the Fund.
In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures and investment policies and restrictions, the Manager will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund.
The Subsidiary will bear the fees and expenses it incurs in connection with its operations, such as those for services it receives from third party service providers.
Please refer to the Statement of Additional Information for additional information about the organization and management of the Subsidiary.
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Financial Highlights
These financial highlights describe the performance of the Fund's Class R6 shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Absolute Return Multi-Manager Fund—Class R6
YEAR ENDED OCTOBER 31,	2014(1)	2015	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.99	11.01	10.47	10.17
Plus:
Income from investment operations
Net investment income (loss)(6)	0.01	(0.01)	0.04	0.05
Net gains (losses)—realized and unrealized	0.01	(0.22)	(0.21)	0.55
Subtotal: income (loss) from investment operations	0.02	(0.23)	(0.17)	0.60
Minus:
Distributions to shareholders
Income dividends	—	0.08	0.03	—
Net capital gain distributions	—	0.23	0.10	—
Subtotal: distributions to shareholders	—	0.31	0.13	—
Equals:
Share price (NAV) at end of year	11.01	10.47	10.17	10.77
Ratios (% of average Net Assets)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver arrangements had not been in effect.
Net expenses—actual	2.46(4)	2.66	2.69	2.37
Net expenses (excluding expenses on securities sold short)—actual	1.98(4)	1.90	1.90	1.90
Gross expenses(2)	2.56(4)	2.66	2.71	2.40
Gross expenses (excluding expenses on securities sold short)—actual(2)	2.08(4)	1.90	1.92	1.93
Net investment income (loss)—actual	0.10(4)	(0.08)	0.37	0.51
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)	0.18(5)	(2.14)	(1.58)	5.90
Net assets at end of year (in millions of dollars)	32.5	17.4	3.4	12.7
Portfolio turnover rate (including securities sold short)(%)	329(7)	433	485	382
Portfolio turnover rate (excluding securities sold short)(%)	257(7)	452	474	357
(1)	Period from 12/31/13 (beginning of operations) to 10/31/2014.
(2)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of the management fee.
(3)	Would have been lower/higher if the Manager had not reimbursed/recouped certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	Calculated based on the average number of shares outstanding during each fiscal period.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the Fund's fiscal year ended 10/31/2014.
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Your Investment
Maintaining Your Account
Class R6 shares described in this prospectus generally are available only through financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers. For certain investors, shares of the Fund may be available directly from Neuberger Berman BD LLC, the Fund's Distributor.
Class R6 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial intermediary), certain products managed by Neuberger Berman or funds in the Neuberger Berman family of funds and certain other investors if approved by the Distributor.
Class R6 shares generally are not available to retail non-retirement accounts, traditional individual retirement accounts (IRAs), Roth IRAs, Coverdell education savings accounts, SEPs, SARSEPs, SIMPLE IRAs, or individual 403(b) plans.
Eligible retirement plans generally may open an account and purchase Class R6 shares by contacting a financial intermediary authorized to sell the Fund's shares. Class R6 shares may not be available through certain financial intermediaries.
Plan participants who are considering an investment in the Fund should contact their employer, retirement plan administrator, or service agent that provides shareholder servicing, record keeping, account maintenance or other services for their retirement plan (“Plan Service Provider”) for details about the Fund that are available under their retirement plan and the procedures for buying and selling shares.
The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your Plan Service Provider to determine whether it imposes minimum purchase requirements.
The Fund does not issue certificates for shares.
For certain investors, shares of the Fund may be available for purchase directly from the Distributor by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021) or by wire, fax, telephone or exchange. Please call 800-866-6264 for an application and instructions.
We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents. We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions. You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses. All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us.
If you bought shares directly from the Distributor, to sell shares send a letter signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions. If by regular, first class mail, send to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. If by express delivery, registered mail, or certified mail, send to Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021. Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded. If you have a designated bank account on your application, you can request that we wire the proceeds to this account. You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH). Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you.
You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:
■	both accounts must have the same registration
■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved
■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.
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The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange. Your ability to exchange to another fund in the fund family may be limited by the availability of a given fund in your retirement plan as determined by your Plan Service Provider.
Every buy or sell order will be processed at the next share price to be calculated after the order has been received in proper form. Purchase orders are deemed “received in proper form” when the Fund's transfer agent has received payment for the shares. Redemption orders are deemed “received in proper form” when the Fund's transfer agent has received your order to sell Fund shares. In the case of certain institutional investors, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. These policies apply to the financial intermediaries who invest in the Fund. Please contact your financial intermediary for its policies.
The Fund typically expects to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Fund's Statement of Additional Information, the Fund also reserves the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.
Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Fund may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.
Under certain circumstances, which may include normal and stressed market conditions, the Fund reserves the right to:
■	suspend the offering of shares
■	reject any exchange or purchase order
■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order
■	change, suspend, or revoke the exchange privilege
■	satisfy an order to sell Fund shares with securities rather than cash
■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)
■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.
The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of the Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees.
Proceeds from the sale of shares—The proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:
■	in unusual circumstances where the law allows additional time if needed
■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.
If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.
Uncashed checks—We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a
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reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.
Statements and Confirmations—Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).
Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.
It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor the Fund nor its Transfer Agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.
Financial Intermediaries
Class R6 shares described in this prospectus may be purchased through certain financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers.
The fees and policies outlined in this prospectus are set by the Fund and by the Distributor. However, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy and sell Class R6 shares, investor services, and additional policies.
In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.
A Plan Service Provider or an employee benefits office can provide plan participants with detailed information on how to participate in the plan, elect the Fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, plan participants should contact their Plan Service Provider or their employee benefits office.
Financial intermediaries may provide some of the shareholder servicing and account maintenance services required by plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for Plan Service Providers to provide other investment or administrative services. Financial intermediaries may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this prospectus. These fees and additional amounts could reduce an investment return in Class R6 shares of the Fund.
Information Required from New Accounts
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.
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Share Prices
Because Class R6 shares of the Fund do not have a sales charge, the price you pay for each share of the Fund is the Fund’s net asset value per share. Similarly, because the Fund does not charge fees for selling shares, your Fund pays you the full share price (net asset value) when you sell shares.
If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.
The Fund is generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.
The Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). Check with your financial intermediary to find out by what time your order must be received so that it can be processed the same day. Depending on when your financial intermediary accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.
Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.
Share Price Calculations
The net asset value per share of Class R6 of the Fund is the total value of Fund assets attributable to Class R6 minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well.
The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by the Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which the Fund’s share price is calculated.
The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.
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The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.
Distributions and Taxes
Distributions—The Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, the Fund makes any distributions once a year (normally in December). Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.
Unless you designate otherwise, your distributions from the Fund will be reinvested in additional Class R6 shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Class R6 shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact the Fund in writing or by phone if you bought shares directly. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional Class R6 shares of the Fund or paid to you in cash.
How distributions are taxed—Except for tax-advantaged retirement plans and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.
Fund distributions to qualified retirement plans generally are tax-free. Eventual withdrawals from retirement plans generally are subject to federal income tax.
Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.
Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to maximum federal income tax rates for individual shareholders that are lower than the maximum rates for ordinary income (“lower maximum rates”).
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.
If, for any taxable year, the Fund distributes an amount that exceeds the sum of its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year, —which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—plus its accumulated earnings and profits, if any, that excess generally will not be taxable (a so-called “return of capital”), which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).
Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of the Fund’s net income and/or realized gains.
How share transactions are taxed—When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.
Additional tax—An individual shareholder’s distributions from the Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from the Fund and net gains from the disposition of Fund shares) or (2) the excess of the
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individual's “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this tax may have on your investment in Fund shares.
Taxes and You
The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax.
How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.
Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.
Backup Withholding
The Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.
If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.
Buying Shares Before a Distribution
The money the Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of the Fund just before it makes such a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.
Basis Determination and Reporting
Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Fund’s default basis determination method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. The Fund must report to the Internal Revenue Service and furnish to you the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and the Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.
Market Timing Policy
Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has
42

approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order, or change, suspend or revoke the exchange privilege.
The Manager applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.
Portfolio Holdings Policy
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
The complete portfolio holdings for the Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for the Fund are generally posted 15-30 days after the end of each calendar quarter.
The Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.
No earlier than five business days after month-end, the Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the quarter as of quarter-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent quarter has been posted.
Fund Structure
The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class R6 shares of the Fund.
43

NEUBERGER BERMAN ALTERNATIVE FUNDS
Class R6 Shares
If you would like further details on this Fund, you can request a free copy of the following documents:
Shareholder Reports. The shareholder reports offer information about the Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year or fiscal period
■	Fund performance data and financial statements
■	portfolio holdings.
Statement of Additional Information (SAI). The SAI contains more comprehensive information on the Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.
The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.
Investment Manager: Neuberger Berman Investment Advisers LLC
Obtaining Information
You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
877-628-2583
Website: www.nb.com
You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.
You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.
The Fund’s current net asset value per share is made available at: http://www.nb.com/performance.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.
SEC File Number: 811-21715
N0392 02/18

Neuberger Berman Alternative and Multi-Asset Class Funds
	Class A	Class C	Institutional Class
Neuberger Berman Hedged Option Premium Strategy Fund	NHOAX	NHOCX	NHOIX
Neuberger Berman Long Short Credit Fund	NLNAX	NLNCX	NLNIX
Neuberger Berman Long Short Fund	NLSAX	NLSCX	NLSIX
Neuberger Berman Multi-Asset Income Fund	NANAX	NANCX	NANIX
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund	NUPAX	NUPCX	NUPIX
Prospectus February 28, 2018
These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
Neuberger Berman Alternative and Multi-Asset Class Funds
Fund Summaries
Neuberger Berman Hedged Option Premium Strategy Fund	2
Neuberger Berman Long Short Credit Fund	9
Neuberger Berman Long Short Fund	21
Neuberger Berman Multi-Asset Income Fund	31
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund	44
Descriptions of Certain Practices and Security Types	51
Additional Information about Principal Investment Risks	52
Information about Additional Risks	67
Descriptions of Indices	68
Management of the Funds	69
Financial Highlights	71

YOUR INVESTMENT
Choosing a Share Class	86
Maintaining Your Account	87
Share Prices	92
Privileges and Services	93
Sales Charges	93
Sales Charge Reductions and Waivers	95
Distributions and Taxes	98
Grandfathered Investors	100
Buying Shares—Grandfathered Investors	101
Selling Shares—Grandfathered Investors	102
Market Timing Policy	103
Portfolio Holdings Policy	103
Fund Structure	103
Appendix A	A-1

Fund Summaries
Neuberger Berman Hedged Option Premium Strategy Fund
Class A Shares (NHOAX), Class C Shares (NHOCX), Institutional Class Shares (NHOIX)
GOAL
The Fund seeks long-term growth of capital and income generation with limited correlation to equity markets.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 95 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. Although the Fund does not impose any sales charge on Institutional Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in this table.
	Class A	Class C	Institutional Class
Shareholder Fees(fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	0.71	0.71	0.60
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses[2]	4.91	4.87	4.64
Acquired fund fees and expenses	0.02	0.02	0.02
Total annual operating expenses	5.89	6.60	5.26
Fee waiver and/or expense reimbursement	4.85	4.81	4.58
Total annual operating expenses after fee waiver and/or expense reimbursement[3]	1.04	1.79	0.68
[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	“Other expenses” have been restated to reflect actual expenses excluding organization expenses incurred during the most recent period. If organization expenses had been included, “Other expenses” would be 7.42%, 8.12% and 6.78% of average net assets for Class A, Class C and Institutional Class shares, respectively.
[3]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.01%, 1.76% and 0.65% of average net assets, respectively. Each of these undertakings lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.01%, 1.76% and 0.65% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
2 Hedged Option Premium Strategy Fund

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$675	$887	$2,123	$5,119
Class C (assuming redemption)	$282	$563	$1,991	$5,367
Class C (assuming no redemption)	$182	$563	$1,991	$5,367
Institutional Class	$69	$218	$1,409	$4,360
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. For the period from April 12, 2017 (commencement of operations) through October 31, 2017, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to most derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund seeks to achieve its goal primarily through a strategy of selling (writing) put and call option spreads on U.S. indices, including the S&P 500® Index and the Russell 2000® Index, on exchange traded funds (“ETFs”) or on equity securities, and through investments in fixed income instruments. The Fund attempts to generate returns through the receipt of premiums from selling put and call option spreads, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the Fund held the underlying reference asset (e.g., the underlying index, ETF or security) on which the options are written.
A put option gives the purchaser the right to sell the underlying asset at a specific price (i.e., the strike price) at or prior to a specific date. Conversely, a call option gives the purchaser the right to buy the underlying asset at a specific price (i.e., strike price) at or prior to a specific date. An “out of the money” option means that the strike price of the option will be above (for a call) or below (for a put) the current market price of the underlying reference asset when written. Out of the money options are generally less expensive than options of the same expiration date with a strike price at or near the current market price. The Fund (a) sells put option spreads (which involve the sale of put options (short puts) with the simultaneous purchase of an equal number of put options (long puts), with the latter having a lower out of the money strike price and a time to expiration equal to or greater than the short puts); and (b) sells call option spreads (which involve the sale of call options (short calls) with the simultaneous purchase of an equal number of call options (long calls) with the latter having a higher out of the money strike price and a time to expiration equal to or greater than the short calls). Each of the option spreads described in (a) or (b) above are written with respect to the same reference asset, with the intention that both the upside and downside exposures are limited by the difference in the strike price (i.e., the spread) between the short and long positions (i.e., the position is hedged).
In an effort to diversify exposures and limit volatility, the Fund will sell put and call option spreads at varying strike prices and with varying expiration dates on various reference assets. The premiums the Fund receives from the sale of put and call option spreads can be partially or completely offset by the amount it needs to pay out; however, the Fund seeks to execute its options spread strategy so that the premiums it receives are greater than the amounts paid out. The premium the Fund receives (or pays) when it sells (or purchases) an option is the price at which the option is currently quoted on the applicable market. The premium may reflect, among other things, the current market price of the underlying reference asset, the relationship of the strike price to the market price, the historical and/or implied price volatility of the underlying reference asset, the time to expiration, the general supply of and demand for credit, and the interest rate environment.
As further described in the following paragraphs, the Fund’s investment strategy of writing the option spreads with respect to the same reference asset but with different strike prices is intended to result in a reduced correlation to the underlying reference asset (e.g., broad-based U.S. equity indices).
3 Hedged Option Premium Strategy Fund

When the equity markets are down under normal market conditions, it is anticipated that the call option spreads sold by the Fund would earn a profit as the call options it sold would go unexercised and the Fund would earn the full premium upon the expiration or a portion of the premium upon the call option’s early termination (collectively, the “premium”), less the amount the Fund paid in premiums for the call options it purchased on the same underlying instrument. It is also anticipated that the Fund would incur losses on the put option spreads it sold as the Fund’s put options it sold (short puts) would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price; however, this payment amount can be limited or partially offset by the premium the Fund collected on selling the short put and any amount the Fund receives from exercising the put option it bought on the same underlying instrument minus the premium it paid.
When equity markets are up under normal market conditions, it is anticipated that the Fund would incur losses on the call option spreads it sold as the call options it sold would be exercised, and the Fund would pay the option buyer the difference between the strike price and the market price of the underlying instrument; however, this payment amount can be limited or partially offset by the premium the Fund collected from the short calls and by the amount it collects from exercising the call options it bought on the same underlying instrument minus the premium it paid. It is also anticipated that the Fund would earn a profit on the put option spreads it sold as the put options it sold would go unexercised and the Fund would earn the premium less the amount the Fund paid in premium for the put options it bought on the same underlying asset.
The Portfolio Manager will select option investments based on his estimate of current and future market volatility levels, underlying instrument valuations and perceived market risks. Further, the Portfolio Manager will evaluate relative option premiums in determining preferred option contract terms, such as strike prices and expiration dates.
The Fund may also purchase and write call and put options that are not part of an options spread for speculative purposes, to enhance returns and as a means of further hedging. Such options may include options on indices, ETFs and securities, including writing (selling) both covered (i.e., where the Fund holds an equivalent position in the instrument underlying the option) and uncovered calls on securities (i.e., where the Fund does not own the instrument underlying the option and must purchase the underlying instrument to meet its call obligations). The Fund’s written put options that are not part of an options spread will typically be fully collateralized.
The Fund’s investments in fixed income instruments may be of any duration and may include U.S. Treasury securities and other securities issued by the U.S. government and its agencies and instrumentalities, corporate debt securities, cash and cash equivalents, mortgage-backed securities and asset-backed securities. The Fund’s fixed income instruments will be primarily investment grade and are intended to provide liquidity and preserve capital and will serve as collateral for the Fund’s investments in options. The Fund considers fixed income instruments to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Manager to be of comparable quality. The premiums received by the Fund for writing options also will generally be invested in fixed income instruments, money market mutual funds and ETFs. Because the Fund will use options to gain exposure to the equity markets, and because options will not require the Fund to deposit the full notional amount (i.e., the aggregate market value of the underlying reference asset) of the investment, the Fund will invest a significant amount of its total assets in fixed income instruments, money market mutual funds and ETFs; thus its investments in options generally will not constitute a significant amount of its total assets, even though its notional exposure may equal or exceed 100% of the Fund’s total assets.
While the Fund may invest in both American-style and European-style options, for efficient portfolio management the Portfolio Manager generally prefers European-style options, which can be exercised only at expiration, as opposed to American-style options, which can be exercised at any time prior to the option’s expiration.
In an effort to achieve its goal, the Fund may engage in active and frequent trading.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity and fixed income markets, the Portfolio Manager's evaluation of those developments, and the success of the Portfolio Manager in implementing the Fund’s investment strategies. The Fund's use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
4 Hedged Option Premium Strategy Fund

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Derivatives Risk. Use of derivatives, such as options, is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility (known as implied volatility), which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors. By writing call and put option spreads on underlying instruments, the Fund’s returns over each will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s share price. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s strategy may not perform as anticipated. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
5 Hedged Option Premium Strategy Fund

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Market Capitalization Risk. To the extent the Fund gains exposure to securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Model Risk. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred. The performance of the investment models may be impacted by software or other technology malfunctions, programming inaccuracies, and similar circumstances.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
New Fund Risk. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for some shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies.
6 Hedged Option Premium Strategy Fund

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
7 Hedged Option Premium Strategy Fund

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
PERFORMANCE
Performance history will be included for the Fund after the Fund has been in operation for one calendar year. Until that time, visit www.nb.com or call 800-366-6264 for performance information. Past performance (before and after taxes) is not a prediction of future results.
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGER
Derek Devens, CFA, Managing Director, joined the firm in 2016 and has been a Portfolio Manager for the Fund since its inception in 2017.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.
For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.
The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.
The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
8 Hedged Option Premium Strategy Fund

Neuberger Berman Long Short Credit Fund
Class A Shares (NLNAX), Class C Shares (NLNCX), Institutional Class Shares (NLNIX)
GOAL
The Fund seeks total return, including current income, consistent with managing volatility and preservation of capital.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 95 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. Although the Fund does not impose any sales charge on Institutional Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in this table.
	Class A	Class C	Institutional Class
Shareholder Fees(fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees[2]	0.82	0.82	0.70
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Total other expenses	1.36	1.33	1.29
Other expenses	1.32	1.29	1.25
Dividend and interest expenses relating to short sales	0.04	0.04	0.04
Total annual operating expenses	2.43	3.15	1.99
Fee waiver and/or expense reimbursement	1.25	1.22	1.19
Total annual operating expenses after fee waiver and/or expense reimbursement[3]	1.18	1.93	0.80
[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	“Management fees” have been restated to reflect current advisory fees.
[3]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.12%, 1.87% and 0.75% of average net assets, respectively. Each of these undertakings lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.12%, 1.87% and 0.75% of the class' average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
9 Long Short Credit Fund

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$540	$784	$1,318	$2,778
Class C (assuming redemption)	$296	$606	$1,309	$3,182
Class C (assuming no redemption)	$196	$606	$1,309	$3,182
Institutional Class	$82	$255	$719	$2,007
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 123% of the average value of its portfolio.
Principal Investment Strategies
To pursue its goal, the Fund employs a fundamentally driven global long/short credit strategy that utilizes a multi-disciplinary approach focused on bottom-up analysis while also considering the macroeconomic environment. The multi-disciplinary approach employed by the Fund includes the following sub-strategies: (i) directional long/short; (ii) relative value/capital structure arbitrage; and (iii) opportunistic. The directional long/short strategy typically focuses on taking long positions in securities issued by companies that the Portfolio Managers believe have sound balance sheets and favorable credit fundamentals and short positions in securities issued by companies that the Portfolio Managers believe have weakening credit fundamentals. Short positions involve selling a security the Fund does not own or buying a derivative on a security in anticipation of fundamental credit deterioration and a subsequent decline in price. Relative value investing seeks to capture profit opportunities that arise from the changing price relationship between securities that share similar industry, economic or financial characteristics. Capital structure arbitrage seeks to profit by taking long and short positions in different securities within a single company’s capital structure. The opportunistic strategy focuses on what the Portfolio Managers believe to be attractive short term trading opportunities that may include newly issued bonds.
The Fund will not be constrained by management against an index. The selection of the Fund’s investments is not ratings driven and its portfolio includes debt securities across the ratings spectrum, including investment grade securities, below investment grade securities (commonly known as “junk bonds”) and unrated securities of corporate entities and governments located in both developed and emerging markets. The Fund may invest without limit in below investment grade securities. The Fund will invest across the capital structure of corporate issuers, including investments in senior secured and unsecured debt, subordinated debt, convertible securities, preferred securities and common stock as well as derivative instruments that provide exposure to such securities. The Fund will use both long and short positions and at times may be long and short different securities of the same issuer.
The Fund’s investments may include securities issued by domestic and foreign governments, supra-national entities (e.g., World Bank and International Monetary Fund), corporate entities and trust structures. The Fund may invest in a broad array of bonds and other debt securities, including: corporate bonds; securities issued by foreign governments; securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; inflation-linked debt securities issued by domestic and foreign governments or corporate entities; municipal issuers within the U.S. and its territories; when-issued and forward-settling securities; mortgage-backed securities and other asset-backed securities; subordinated debt securities (commonly known as “mezzanine securities”), hybrid securities (including convertible securities), loans (including bridge loans and loan participations), trade claims (i.e., claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation), exchange-traded funds (ETFs) and commercial paper. The Fund’s investments may be contractually performing or nonperforming as well as those that are in default or have defaulted with respect to the payment of interest or repayment of principal. The Fund may also invest directly in foreign currencies or use derivatives that provide investment exposure to foreign currencies for hedging or other investment purposes. The Fund may also invest in preferred securities and common stock.
10 Long Short Credit Fund

The Fund may use derivatives without limitation, primarily futures, forward contracts (including interest rate and foreign currency forward contracts), options and swaps (including total return swaps, credit default swaps, interest rate swaps and options on swaps (swaptions)). Any of these derivatives may be used in an effort to: enhance returns; manage or adjust the risk profile of the Fund or the risk of individual positions; replace more traditional direct investments; obtain exposure to certain markets; establish net short or long positions for individual markets, currencies or securities; adjust the duration of the Fund’s portfolio; hedge risk; manage volatility; or alter the Fund’s exposure to currencies, interest rates, sectors, and individual issuers. The Portfolio Managers may choose not to hedge the Fund’s positions. To make additional investments in accordance with its investment strategy, the Fund also may invest the cash proceeds generated from a reverse repurchase agreement. The use of this and other practices creates leverage and increases both investment opportunity and investment risk.
The Fund may invest in bonds and other debt securities of any maturity. The Fund does not seek to maintain any specific target average duration. In an effort to achieve its goal, the Fund may engage in active and frequent trading.
The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of credit-related instruments. For purposes of this policy, credit related instruments include, but are not limited to, debt securities issued by the U.S. government and its agencies or instrumentalities, foreign governments or supra-national entities, bonds and other debt instruments issued by corporate entities and trust structures, mortgage-related and asset backed securities, preferred securities, structured products, mezzanine securities, floating, variable and fixed rate loans or debt and convertible debt securities and other investments providing exposure to the global credit markets. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the global credit markets, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments, reverse repurchase agreements, and short sales will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Capital Structure Arbitrage Risk. Capital structure arbitrage involves the risk that underlying relationships between securities in which investment positions are taken may change in an adverse manner or in an unanticipated manner, in which case the Fund may realize losses.
Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer. Issuers generally do not register their commercial paper with the SEC. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
11 Long Short Credit Fund

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
12 Long Short Credit Fund

If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
13 Long Short Credit Fund

Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. Repayment of the original principal upon maturity (as adjusted upward for inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In periods of deflation, the Fund may have no income at all from such investments. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions, when-issued and forward-settling securities, reverse repurchase agreements and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Fund may also purchase a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
14 Long Short Credit Fund

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Model Risk. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred. The performance of the investment models may be impacted by software or other technology malfunctions, programming inaccuracies, and similar circumstances.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.
Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity
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bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds.
Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade
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policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Reverse Repurchase Agreements Risk. In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. Reverse repurchase agreements are viewed as a form of borrowing or leverage and may increase fluctuations in the Fund's net asset value.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.
Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.
The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
Trade Claims Risk. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative
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and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest or other current income and are typically unsecured, and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy or reorganization proceeding. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the nature of the claims purchased.
Trade claims may not be considered “securities.” As a result, any gains from the disposition may not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended (“Code”). To qualify as a “regulated investment company” under the Code, and be eligible to receive “modified pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.
PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.
Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
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Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q3 '16, 2.68%
Worst quarter:    Q1 '16, -1.04%
average annual total % returns as of 12/31/17
Long Short Credit Fund	1 Year	Since Inception (6/29/2015)
Institutional Class Return Before Taxes	4.34	1.08
Institutional Class Return After Taxes on Distributions	2.58	-0.13
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	2.44	0.27
Class A Return Before Taxes	-0.42	-0.98
Class C Return Before Taxes	2.14	0.03
HFRX Fixed Income–Credit Index (reflects deductions for fees and expenses, but reflects no deductions for taxes)	3.87	0.96
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54	2.98
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is managed by Rick Dowdle (Managing Director of the Manager) and Norman Milner (Managing Director of the Manager). Each of the portfolio managers have managed the Fund since its inception in 2015.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.
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For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.
The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.
The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
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Neuberger Berman Long Short Fund
Class A Shares (NLSAX), Class C Shares (NLSCX), Institutional Class Shares (NLSIX)
GOAL
The Fund seeks long term capital appreciation with a secondary objective of principal preservation.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 95 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. Although the Fund does not impose any sales charge on Institutional Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in this table.
	Class A	Class C	Institutional Class
Shareholder Fees(fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	1.37	1.37	1.26
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Total other expenses	0.54	0.54	0.54
Other expenses	0.07	0.07	0.06
Dividend and interest expenses relating to short sales	0.47	0.47	0.48
Acquired fund fees and expenses	0.01	0.01	0.01
Total annual operating expenses	2.17	2.92	1.81
[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
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Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$782	$1,215	$1,672	$2,934
Class C (assuming redemption)	$395	$904	$1,538	$3,242
Class C (assuming no redemption)	$295	$904	$1,538	$3,242
Institutional Class	$184	$569	$980	$2,127
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio when including securities that were sold short and 64% of the average value of its portfolio when excluding securities that were sold short.
Principal Investment Strategies
The Fund seeks to achieve its goal primarily by taking long and short positions in the global securities markets. The Fund uses long or short positions in common and preferred equity securities, exchange traded funds (“ETFs”), fixed income securities and restricted securities. The Fund also uses derivatives, including long and short positions from futures contracts on individual securities and indices, swaps, including total return and credit default swaps, on individual securities and indices, foreign currency forward contracts and call and put options on individual securities and indices. Short positions involve selling a security the Fund does not own or buying a derivative on a security in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund may invest in securities of, and derivative contracts on, U.S. and non-U.S. companies. Futures, swaps, forwards or options may be used in an attempt to increase returns and/or reduce risks. The equity securities in which the Fund invests are generally those of companies with market capitalizations of at least $250 million, measured at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the company’s market value has fallen below $250 million. The Fund’s typical investment exposure ranges from net long exposure of 150% of net asset value (“NAV”) to net short exposure of 20% of NAV. For example, if the Fund’s long portfolio provides long investment exposure of 70% of its NAV and its short portfolio provides short investment exposure of 40% of its NAV, the Fund would have a net long exposure of 30% of NAV. With a few exceptions, the Fund may sell short any instrument in which it can invest long.
With respect to any portion of the Fund’s portfolio invested in long equity positions, the Portfolio Managers generally intend to invest in companies which they believe are undervalued and possess one or more of the following characteristics: (i) companies with strong competitive positions in industries with attractive growth prospects; (ii) companies with the ability to generate sustainable cash flows which are growing at a modest rate over the long-term; (iii) companies whose market price is below the Portfolio Managers’ estimate of the company’s intrinsic value; and (iv) companies with the potential for a catalyst, such as a merger, liquidation, spin off, or management change. The Portfolio Managers’ estimate of a company’s intrinsic value represent their view of the company’s true, long-term economic value (the value of both its tangible and intangible assets), which may be currently distorted by market inefficiencies. In establishing long equity positions, the Fund may utilize stock index futures and total return swaps and options on individual securities and indices.
With respect to any portion of the Fund’s portfolio invested in short equity or fixed income positions, the Portfolio Managers employ short positions in an attempt to increase returns and/or to reduce risk. The Portfolio Managers’ use of short positions to increase returns and/or reduce certain risks may include, among others: (i) short sales of ETFs representing macro-economically challenged markets, industries or geographies; (ii) short sales of equity or fixed income securities of companies that the Portfolio Managers expect to decline in price, lose economic value or generally underperform; or (iii) short positions designed to offset cyclical, currency, or country-specific risks. The Fund may employ derivatives in establishing short positions, including, but not limited to, short positions in stock and fixed income index futures, total return and/or credit default swaps establishing short positions on individual securities and indices, and options on individual securities and indices.
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These practices may create leverage and increase both investment opportunity and investment risk.
The Portfolio Managers’ investment process involves identifying companies for further analysis based on a variety of factors, including quantitative screens. Once a company is identified, in-depth research about the company is conducted, which may include building financial models, conducting interviews with management or reviewing publicly available information, such as management’s compensation incentives. The Portfolio Managers combine this research with various valuation methodologies in selecting long and short positions for the Fund.
The Portfolio Managers may make a decision to sell a security, or with respect to a short position, a decision to exit a short position, based on changes at either a macro-economic or general market level or at a specific issuer. This may include changes in global politics and economics, regulation or legislation by a country, or industry structure. The Portfolio Managers may also sell a security or exit a short position when other opportunities appear more attractive in the Portfolio Managers’ opinion, when a company demonstrates an inability to execute a business plan, or when a company has poor capital allocation, poor earnings quality, or increased risks to the company’s cash flows.
The Fund also typically invests in long positions in fixed income securities, which may include securities issued by the U.S. government and its agencies and instrumentalities, mortgage- and asset-backed securities, and securities issued by U.S. and non-U.S. companies. The Fund’s investments in fixed income securities may include below investment grade securities (commonly known as “junk bonds”). The Fund may invest in restricted securities, including private placements, which are securities that are subject to legal restrictions on their sale and may not be sold to the public unless registered under the applicable securities law or an applicable exemption.
In selecting long positions in fixed income securities issued by companies, the Portfolio Managers generally look for securities issued by companies that they believe have strong management and compelling valuation. In doing so, the Portfolio Managers analyze such factors as: ability to generate free cash flow; a demonstrated commitment to use that cash flow to pay down existing debt; and an improving credit profile. As such, the Portfolio Managers focus on securities issued by companies that they believe have demonstrated improvements in their leverage and asset coverage ratios, are not unreasonably constrained by their existing financing arrangements and have debt with manageable payment schedules.
The Portfolio Managers allocate investments to sectors without reference to any benchmark; rather, sector allocations are based on the Portfolio Managers’ assessment of which sectors offer the most attractive risk-adjusted returns. Although the Fund does not seek to be market neutral, depending on market conditions, the Fund’s long investment exposure may equal the Fund’s short investment exposure.
In an effort to achieve its goal, the Fund may engage in active and frequent trading.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity and fixed income markets, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments and short sales will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to market movements, sector-swings or other risk factors. The strategy used by the Fund involves complex transactions that involve risks different than direct equity investments.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
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Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that the catalyst may not happen as anticipated, possibly due to the actions of other market participants, or the market may react to the catalyst differently than expected. Certain catalysts, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. Securities of issuers undergoing such an event may be more volatile than other securities, may at times be illiquid, and may be difficult to value, and management of such a company may be addressing a situation with which it has little experience.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Currency Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
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When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
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Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and
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other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private Placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
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Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise. If the Fund engages in short sales of restricted securities, there is a heightened risk that it may not be able to close out the short position on a timely basis, since there is a greater possibility it may not be able to purchase such restricted securities. If this occurs, it could cause a loss for the Fund or subject the Fund to additional liability.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stock Risk. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the portfolio management team believes to be their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions or investor preferences.
PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.
Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
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Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q1 '12, 5.69%
Worst quarter:    Q3 '15, -5.36%
average annual total % returns as of 12/31/17
Long Short Fund	1 Year	5 Years	Since Inception (12/29/2011)
Institutional Class Return Before Taxes	13.39	5.82	6.89
Institutional Class Return After Taxes on Distributions	13.39	5.76	6.80
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	7.58	4.53	5.42
Class A Return Before Taxes	6.51	4.19	5.47
Class C Return Before Taxes	11.21	4.66	5.72
HFRX Equity Hedge Index (reflects deductions for fees and expenses, but reflects no deduction for taxes)	9.98	3.92	4.10
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83	15.79	15.91
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is managed by Charles Kantor (Managing Director of the Manager) and Marc Regenbaum (Managing Director of the Manager). Mr. Kantor has managed the Fund since its inception in 2011, and Mr. Regenbaum joined as an Associate Portfolio Manager in February 2017.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.
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For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.
The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.
The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
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Neuberger Berman Multi-Asset Income Fund
Class A Shares (NANAX), Class C Shares (NANCX), Institutional Class Shares (NANIX)
GOAL
The Fund seeks attractive current income with consideration also given to capital appreciation.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 95 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. Although the Fund does not impose any sales charge on Institutional Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in this table.
	Class A	Class C	Institutional Class
Shareholder Fees(fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	0.72	0.72	0.60
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses	2.50	2.45	2.43
Acquired fund fees and expenses	0.25	0.25	0.25
Total annual operating expenses	3.72	4.42	3.28
Fee waiver and/or expense reimbursement	2.60	2.55	2.53
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	1.12	1.87	0.75
[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.02%, 1.77% and 0.65% of average net assets, respectively. Each of these undertakings lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.02%, 1.77% and 0.65% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense. In addition, for so long as the Fund invests any assets in an affiliated Underlying Fund (as defined below), the Manager undertakes to waive a portion of the Fund’s advisory fee equal to the advisory fee it receives from such affiliated Underlying Fund on those assets. This undertaking may not be terminated without the consent of the Board of Trustees.
31 Multi-Asset Income Fund

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$534	$766	$1,575	$3,689
Class C (assuming redemption)	$290	$588	$1,563	$4,051
Class C (assuming no redemption)	$190	$588	$1,563	$4,051
Institutional Class	$77	$240	$996	$3,003
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.
Principal Investment Strategies
To pursue its goal, the Fund employs a fundamental and quantitative approach to allocating the Fund’s assets among various investment strategies that primarily invest in U.S. and non-U.S. debt securities, income-oriented equity securities, and currencies. The Fund seeks to generate returns primarily through asset allocation and security selection, utilizing a range of the Manager’s investment expertise. The Fund may also obtain investment exposure to these asset classes through investments in exchange traded funds (“ETFs”) or other investment companies, including those managed by the Manager (“Underlying Funds”), or through the use of derivatives. The Fund’s allocation to equity securities is achieved primarily by investing directly in equity securities. All or a portion of the Fund’s allocation to debt securities is achieved by investing in Underlying Funds, with the remainder of the allocation, if any, achieved by investing directly in such securities. For a portion of the Fund’s allocation to debt and equity securities and certain other investments, including derivatives, investments may be chosen by a select group of the Manager’s portfolio managers (“Underlying Managers”).
The Portfolio Managers make asset allocation decisions and seek to identify investment opportunities using a variety of fundamental and quantitative analyses and may use the Manager’s fundamental research capabilities in analyzing the overall investment opportunities and risks among the various asset classes and investment strategies. The Portfolio Managers review the Fund’s asset allocations and seek to identify asset classes, sectors, securities and other investment opportunities that appear attractively valued. Opportunities to invest in different asset classes or to adjust allocations among existing asset classes may be identified based on numerous factors, including analysis of historic and projected relative returns, economic factors, industry cycles, volatility forecasts, and political trends, among other factors impacting global financial markets.
The Portfolio Managers have considerable latitude in selecting the Fund’s investments and may adjust the Fund’s portfolio and overall risk profile by making tactical decisions to overweight or underweight particular asset classes or sectors based on their outlook, as well as the views of the Manager’s asset allocation committee, on the global economy and markets. The Portfolio Managers may adjust the Fund’s overall exposure, including by making changes to the allocations among asset classes, and there is no requirement as to the percentage of the Fund’s assets that must be invested in any asset class.
Each of the Underlying Managers employs either a fundamental or quantitative approach, or a combination of both approaches, when making investment decisions. They utilize bottom up, research-driven processes to identify investments that they believe have the ability to deliver value to their shareholders over the long term.
The Fund’s investments may include: (i) long and short investments in debt securities, including debt securities issued by corporate entities and trust structures throughout the world (including the U.S. and emerging markets), domestic and foreign governments and their agencies and/or instrumentalities, supra-national entities (e.g., World Bank, International Monetary Fund) and quasi-sovereign entities (i.e., issuers that are directly or indirectly wholly-owned by a government or that are explicitly guaranteed by a government), loans and related assignments and participations, inflation-protected securities, convertible bonds, commercial paper, mortgage- and asset-backed securities and collateralized debt obligations; (ii) long and short investments in equity securities of companies of any market capitalization throughout the world (including the U.S. and emerging markets),
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which may include common and preferred stocks, and depositary receipts; (iii) real estate investment trusts (“REITs”); (iv) master limited partnerships (“MLPs”); (v) securities and other instruments that provide exposure to commodities and similar assets; (vi) foreign currencies; and (vii) certain derivative instruments. The Fund’s debt investments may be of any maturity, duration and credit rating, including, without limit, investments in below investment grade securities, commonly known as “junk bonds.” The Fund may also engage in when-issued and forward-settling transactions (such as to-be-announced mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued at a later date. To gain exposure to commodities and other similar assets, the Fund may invest in other investment companies managed by the Manager that invest in a wholly owned subsidiary.
The Fund may use derivatives without limitation and intends to invest primarily in four categories: (i) futures contracts based on indices, government bonds, interest rates and currencies; (ii) forward foreign currency contracts; (iii) swaps, including interest rate swaps and total return swaps on broad-based indices; and (iv) call and put options on securities and indices including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts on securities and indices. All of these derivatives may be used in an effort to: enhance returns; manage or adjust the risk profile of the Fund or the risk of individual positions; replace more traditional direct investments; obtain or reduce exposure to certain markets; establish net short or long positions for markets, currencies or securities; adjust the duration of the Fund’s fixed income securities; or alter the Fund’s exposure to markets, currencies, interest rates, sectors and issuers.
In an effort to achieve its goal, the Fund may engage in active and frequent trading.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the fixed income, equity and currency markets, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments and short sales will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
The Fund’s investment program requires that the Portfolio Managers understand a variety of instruments traded in markets around the world, the relationships among those instruments and markets, and their relationship to broader political and economic events and trends. A failure to properly understand those instruments or relationships, or to identify and take into account changes in their relationship, may result in losses to the Fund.
The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the strength of economic signals, consistency of investment views, risk forecasts, the accuracy of the overall investment models, new regulation in the U.S. and other countries and the Portfolio Managers’ asset allocation decisions. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in Underlying Funds:
Asset Allocation Risk. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes. An asset allocation strategy that seeks to reduce portfolio risk by simultaneously investing in non-correlated asset classes may be negatively impacted if correlations change abruptly or unexpectedly.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer. Issuers generally do not register their commercial paper with the SEC. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.
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Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities including, but not limited to, interest rate risk and credit risk.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to
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continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
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Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. Repayment of the original principal upon maturity (as adjusted upward for inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In periods of deflation, the Fund may have no income at all from such investments. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions, when-issued and forward-settling securities and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an
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interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Fund may also purchase a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies, and may be difficult to value. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in
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interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private Placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.
Quantitative Investing and Other Model Risk. The Fund's investment strategies may employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process. To a significant extent, the performance of a strategy that utilizes quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price
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movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
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Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Risks of Investing in Affiliated Underlying Funds. The Fund may invest in affiliated Underlying Funds. The investment performance of the Fund is directly related to the investment performance of those affiliated Underlying Funds and to the allocation of its assets among those affiliated Underlying Funds. To the extent the Fund’s assets are invested in an affiliated Underlying Fund, the Fund is exposed to the same principal risks as the affiliated Underlying Fund. The Fund is also exposed to the affiliated Underlying Funds’ expenses in direct proportion to the allocation of its assets to the affiliated Underlying Funds, which could result in the duplication of certain fees, including the administration fees that are paid to Neuberger Berman Investment Advisers LLC (“NBIA”). NBIA is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however, because the Manager has undertaken to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.
The Fund may invest in affiliated Underlying Funds and is subject to the following additional risk, in addition to other risks.
Commodity Risk. An Underlying Fund’s investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Underlying Fund to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent an Underlying Fund focuses its investments in a particular commodity in the commodities market, the Underlying Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. Because an Underlying Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Underlying Fund’s shares.
Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Underlying Fund may be unable to exit its position.
Repurchase Agreement Risk. Repurchase agreements generally are for a short period of time and involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may result in costs, delays, and/or losses to the Underlying Fund.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.
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Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.
The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.
PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.
Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
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Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q2 '16, 5.32%
Worst quarter:    Q4 '16, -1.40%
average annual total % returns as of 12/31/17
Multi-Asset Income Fund	1 Year	Since Inception (3/27/2015)
Institutional Class Return Before Taxes	11.59	5.00
Institutional Class Return After Taxes on Distributions	10.08	3.62
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	6.78	3.37
Class A Return Before Taxes	6.49	3.00
Class C Return Before Taxes	9.35	3.84
60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500 Index (reflects no deduction for fees, expenses or taxes)	10.55	6.13
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54	2.00
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is co-managed by Erik Knutzen (Multi-Asset Class Chief Investment Officer of Neuberger Berman Group LLC and Managing Director of the Manager), Brad Tank (Managing Director, Chief Investment Officer and Global Head of Fixed Income of the Manager), and Ajay Jain (Portfolio Manager).
Messrs. Knutzen, Tank and Jain have each managed the Fund since its inception in 2015.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace
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retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.
For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.
The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.
The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
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Neuberger Berman U.S. Equity Index PutWrite Strategy Fund
Class A Shares (NUPAX), Class C Shares (NUPCX), Institutional Class Shares (NUPIX)
GOAL
The Fund seeks long-term growth of capital and income generation.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 95 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. Although the Fund does not impose any sales charge on Institutional Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in this table.
	Class A	Class C	Institutional Class
Shareholder Fees(fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	0.71	0.71	0.60
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses	0.39	0.41	0.38
Total annual operating expenses	1.35	2.12	0.98
Fee waiver and/or expense reimbursement	0.33	0.35	0.32
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	1.02	1.77	0.66
[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.01%, 1.76% and [.65% of average net assets, respectively. Each of these undertakings lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.01%, 1.76% and 0.65% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
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Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$673	$881	$1,178	$2,019
Class C (assuming redemption)	$280	$557	$1,037	$2,363
Class C (assuming no redemption)	$180	$557	$1,037	$2,363
Institutional Class	$67	$211	$443	$1,109
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to most derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund seeks to achieve its goal primarily through a strategy of writing collateralized put options on both U.S. indices, including the S&P 500® Index and the Russell 2000® Index, and exchange traded funds (“ETFs”). The Fund attempts to generate returns through the receipt of option premiums from selling puts, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the Fund held the underlying equity index on which the options are written. The Fund’s investments in fixed income instruments may be of any duration and may include U.S. Treasury securities and other securities issued by the U.S. government and its agencies and instrumentalities, corporate debt securities, cash and cash equivalents, mortgage-backed securities and asset-backed securities. The Fund also may invest in money market mutual funds and ETFs.
In a put writing strategy, the Fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the Fund would earn the full premium upon the option’s expiration or a portion of the premium upon the option’s early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price. The proceeds received by the Fund for writing put options will generally be invested in fixed income instruments, money market mutual funds and ETFs in order to seek to offset any liabilities the Fund incurs from writing put options.
The Portfolio Manager will select option investments based on his estimate of current and future market volatility levels, underlying instrument valuations and perceived market risks. Further, the Portfolio Manager will evaluate relative option premiums in determining preferred option contract terms, such as strike prices and expiration dates.
At the time of writing (selling) a put option, the aggregate investment exposure, as measured on a notional basis (i.e., the value of the underlying instrument at its strike price), of the options written by the Fund will generally be equal to 100% of the Fund’s total assets. The Fund’s aggregate investment exposure, as measured on a notional basis, may be greater than 100% of the Fund’s total assets from time to time but it will not exceed 125% of its total assets.
The Fund’s fixed income instruments will be primarily investment grade and are intended to provide liquidity and preserve capital and will serve as collateral for the Fund’s investments in options. The Fund considers fixed income instruments to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Manager to be of comparable quality. The premiums received by the Fund for writing options also will generally be invested in fixed income instruments, money market mutual funds and ETFs in order to seek to offset any liabilities the Fund incurs from writing options. Because the Fund will use options to gain exposure to the equity
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markets, and because options will not require the Fund to deposit the full notional amount of the investment, the Fund will invest a significant amount of its total assets in fixed income instruments, money market mutual funds and ETFs. Its investments in options generally will not constitute a significant amount of its total assets, however, the aggregate investment exposure of its investments in options, as discussed above, generally will be equal to 100% of its total assets.
While the Fund may invest in both American-style and European-style options, for efficient portfolio management the Portfolio Manager generally prefers European-style options, which can be exercised only at expiration, as opposed to American-style options, which can be exercised at any time prior to the option’s expiration. The Fund may purchase and write call options on securities and indices, including writing (selling) both covered (i.e., where the Fund holds an equivalent position in the instrument underlying the option) and uncovered calls (i.e., where the Fund does not own the instrument underlying the option and must purchase the underlying instrument to meet its call obligations). The Fund may also purchase put options, including purchasing puts on security indices and put spreads on indices (i.e., buying and selling an equal number of puts on the same index with differing strike prices or expiration dates).
In an effort to achieve its goal, the Fund may engage in active and frequent trading.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity and fixed income markets, the Portfolio Manager's evaluation of those developments, and the success of the Portfolio Manager in implementing the Fund’s investment strategies. The Fund's use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Derivatives Risk. Use of derivatives, such as options, is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the
46 U.S. Equity Index PutWrite Strategy Fund

anticipated volatility (known as implied volatility), which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Market Capitalization Risk. To the extent the Fund gains exposure to securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Model Risk. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred. The
47 U.S. Equity Index PutWrite Strategy Fund

performance of the investment models may be impacted by software or other technology malfunctions, programming inaccuracies, and similar circumstances.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from
48 U.S. Equity Index PutWrite Strategy Fund

mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
PERFORMANCE
The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the last calendar year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.
Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q1 '17, 3.65%
Worst quarter:    Q4 '17, 2.12%
49 U.S. Equity Index PutWrite Strategy Fund

average annual total % returns as of 12/31/17
U.S. Equity Index PutWrite Strategy Fund	1 Year	Since Inception (9/16/2016)
Institutional Class Return Before Taxes	11.33	11.98
Institutional Class Return After Taxes on Distributions	9.28	10.28
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	7.06	8.68
Class A Return Before Taxes	4.62	6.66
Class C Return Before Taxes	9.11	10.79
85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index (reflects no deduction for fees, expenses or taxes)	10.38	11.25
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGER
Derek Devens, CFA, (Managing Director of the Manager), joined the firm in 2016 and has been a Portfolio Manager for the Fund since its inception in 2016.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.
For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.
The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.
The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
50 U.S. Equity Index PutWrite Strategy Fund

Descriptions of Certain Practices and Security Types
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks and other securities that pay interest or dividends and are convertible into or exchangeable for common stocks. Convertible securities generally have some features of common stocks and some features of debt securities. In general, a convertible security performs more like a stock when the underlying stock's price is high relative to the conversion price (because it is assumed that it will be converted into the stock) and performs more like a debt security when the underlying stock's price is low relative to the conversion price (because it is assumed that it will mature without being converted). Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer's common stock, but lower than the yield of the issuer's debt securities.
Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.
Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. If the holder exercises an uncovered call option, the seller of the option may have to buy the underlying asset at the current market price to fulfill its obligation. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.
Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.
Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.
Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.
Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.
There are various types of swaps including, but not limited to, the following: interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); credit default swaps (buying or selling protection against certain designated credit events); and options on swaps (“swaptions”) (options to enter into a swap agreement).
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Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.
Equity Securities. Equity securities may include common stock, preferred stocks, REITs, and convertible preferred stock.
Fixed Income Securities. Debt securities may include securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; mortgage-backed securities and other asset-backed securities; and loans. Debt securities may include fixed and floating rate debt securities issued by domestic and foreign governments, corporate entities and trust structures that may or may not pay interest at the time of issuance.
Inflation-Linked Debt Securities. Inflation-linked debt securities are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-linked debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Loans. Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which a Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. A Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.
Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities may include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.
Master Limited Partnerships. MLPs are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded and are freely traded on a securities exchange or in the over-the-counter market. The majority of MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the security holder level and generally are not subject to federal or state income tax at the partnership level. Annual income, gains, losses, deductions and credits of an MLP pass-through directly to its security holders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the MLP.
REITs. A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. A domestic REIT is not taxed on net income and net realized gains that are distributed to its shareholders, provided it complies with certain requirements of the Internal Revenue Code of 1986, as amended, and similar treatment may also apply to foreign REITs under the laws in which they are formed. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
Short Sales. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.
Additional Information about Principal Investment Risks
This section provides additional information about a Fund’s principal investment risks described in its Fund Summary section. The following risks are described in alphabetical order and not in order of importance or potential exposure. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Underlying Funds and other investment companies.
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Asset Allocation Risk. The asset classes in which the Fund invests may perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its allocation among asset classes. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes. An asset allocation strategy that seeks to reduce portfolio risk by simultaneously investing in non-correlated asset classes may be negatively impacted if correlations change abruptly or unexpectedly.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Capital Structure Arbitrage Risk. Capital structure arbitrage involves the risk that underlying relationships between securities in which investment positions are taken may change in an adverse manner or in an unanticipated manner, in which case the Fund may realize losses.
Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that the catalyst may not happen as anticipated, possibly due to the actions of other market participants, or may happen in modified or conditional form, or the market may react to the catalyst differently than expected. Furthermore, a catalyst, such as a pending restructuring or spin-off, may be renegotiated or terminated or involve a longer time frame than originally contemplated. In addition, certain catalysts, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. Securities of issuers undergoing such an event may be more volatile than other securities, may at times be illiquid, and may be difficult to value, and management of such a company may be addressing a situation with which it has little experience. In circumstances where the anticipated catalyst does not occur or the position is no longer an attractive investment opportunity, the Fund may incur losses by liquidating that position. If the catalyst later appears unlikely to occur or is delayed, the market prices of the securities may decline sharply.
Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs carry risks including, but not limited to, (i) the possibility that distributions from the underlying debt securities will not be adequate to make interest or other payments, (ii) the quality of the underlying debt securities may decline in value or default, particularly during periods of economic downturn, (iii) the Fund may invest in CDOs that are subordinate to other classes of securities, and (iv) the complex structure may produce disputes with the issuer or unexpected investment results. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities including, but not limited to, interest rate risk and credit risk.
Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Issuers generally do not register their commercial paper with the SEC. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.
Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops
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paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Entities providing credit or liquidity support also may be affected by credit risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.
Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.
When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund
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from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed.
Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.
Additional risks associated with certain types of derivatives are discussed below:
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
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Changes in the Law Governing Derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.
Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the
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securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.
The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings.
Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Repayment of the original principal upon maturity (as adjusted upward for inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.
Any increase in the principal value of an inflation-linked debt security is taxable in the year the increase occurs, even though the security’s holders do not receive cash representing the increase until the security matures.
The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and
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interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions, when-issued and forward-settling securities, securities lending, and reverse repurchase agreements may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund utilizes certain of these practices, it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings at unfavorable times or prices.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.
Alternatively, the Fund may acquire a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the lending bank or other party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
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Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, lower-rated debt securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Lower-rated debt securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.
The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.
Market Capitalization Risk (Small-, Mid- and Large-Cap Companies Risk). To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of securities by the underperformance of a sector or during market downturns. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities and the Fund may not be able to liquidate a position at a particular time.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects.
Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid,
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limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies, and may be difficult to value. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The risks of investing in an MLP generally include those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Model Risk. To a significant extent, the Fund’s performance will depend on the success of implementing and managing models that assist in allocating the Fund’s assets. Fund performance will also be affected by the fundamental analysis and inputs used by models regarding investments. Models may be employed that turn out not to be well-suited to prevailing market conditions. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events specific to particular corporations, or major events external to the operation of markets, cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred. The performance of the investment models may be impacted by software or other technology malfunctions, programming inaccuracies, and similar circumstances.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities differ from more traditional debt securities because the principal is paid back over the life of the security rather than at the security’s maturity; however, principal may be repaid early if a decline in interest rates causes many borrowers to refinance (known as repayment risk), or repaid more slowly if a rise in rates causes refinancings to slow down (known as extension risk). Thus, they tend to be more sensitive to changes in interest rates than other types of debt securities and as a result, these securities may exhibit additional volatility during periods of interest rate turmoil. In addition, investments in mortgage- and asset-backed securities may be subject to call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may hinder its ability to pay interest and principal. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. The amount of public information available about municipal securities is generally less than that available about corporate securities.
In the case of insured municipal securities, insurance supports the commitment that interest payments will be made on time and the principal will be repaid at maturity. Insurance does not, however, protect the Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.
Municipal issuers may be adversely affected by high labor costs and increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. The secondary market for municipal securities may not be very liquid, which could limit the Fund’s ability to sell securities it is holding. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
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Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Fund and its shareholders.
The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
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Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities are securities that are subject to legal restrictions on their sale and may not be sold to the public unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their sale. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a private placements or other restricted security, so it may be less able to predict a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be unable to sell the securities.
Quantitative Investing and Other Model Risk. The Fund's investment strategies may employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process.
Each component of the investment process has elements that present the possibility for human error. Because the financial markets are constantly evolving, most trading systems and models require continual monitoring and enhancements. There is no guarantee that such enhancements to the various quantitative models will be identified or implemented on a timely basis or that they will be successful. The use of a trading system or model that is not effective could at any time have a material adverse effect on the performance of the Fund. The successful deployment of the portfolio construction process could be severely compromised by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs, malicious code such as “worms,” viruses or system crashes or various other events or circumstances within or beyond the control of the Portfolio Managers.
To a significant extent, the performance of a strategy that uses quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Investment process errors are those errors that occur during the process of generating trade list recommendations for the strategy. Examples of investment process errors include analytical errors, software errors, program code errors, development errors and implementation errors.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies, movement away from the tighter financial industry regulations that followed the 2008 financial crisis, and enactment of a reduced corporate tax rate (as the U.S. recently did). The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the
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last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated.
Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.
Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend.
REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some of the REIT securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.
Reverse Repurchase Agreements Risk. In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. In periods of increased
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demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. In such a case, the Fund may incur expenses in enforcing its rights under the reverse repurchase agreement. Reverse repurchase agreements also require that Fund have sufficient cash available to repurchase the securities when required. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security.
Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.
Risks of Investing in Affiliated Underlying Funds. The Fund may invest in affiliated Underlying Funds. The investment performance of the Fund is directly related to the investment performance of those affiliated Underlying Funds and to the allocation of its assets among those affiliated Underlying Funds. To the extent the Fund’s assets are invested in an affiliated Underlying Fund, the Fund is exposed to the same principal risks as the affiliated Underlying Fund. The Fund is also exposed to the affiliated Underlying Funds’ expenses in direct proportion to the allocation of its assets to the affiliated Underlying Funds, which could result in the duplication of certain fees, including the administration fees that are paid to Neuberger Berman Investment Advisers LLC (“NBIA”). NBIA is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however, because the Manager has undertaken to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.
The Neuberger Berman Multi-Asset Income Fund may invest in affiliated Underlying Funds and is subject to the following additional risk, in addition to other risks.
Commodity Risk. An Underlying Fund’s investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Underlying Fund to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent an Underlying Fund focuses its investments in a particular commodity in the commodities market, the Underlying Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. Because an Underlying Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Underlying Fund’s shares.
Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default at the time of investment. The Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets
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for distressed securities meaning that the Underlying Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Underlying Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.
Repurchase Agreement Risk. Repurchase agreements generally are for a short period of time and involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may result in costs, delays, and/or losses to the Underlying Fund. In such a case, the Underlying Fund may incur expenses in enforcing its rights under the repurchase agreement. Repurchase agreements also involve the risk that an Underlying Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold, or if an Underlying Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.
Short Sale Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction.
Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.
The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund. The Fund incurs expenses for borrowing securities that may include fees paid to the lender and amounts equal to dividends or interest paid by the borrowed security.
When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise. If the Fund engages in short sales of restricted securities, there is a heightened risk that it may not be able to close out the short position on a timely basis, since there is a greater possibility it may not be able to purchase such restricted securities. If this occurs, it could cause a loss for the Fund or subject the Fund to additional liability.
Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.
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Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.
The Fund may also invest in obligations issued by supranational entities, such as the World Bank. A supranational entity is financially supported by the governments of one or more countries, has no taxing authority, and is dependent on its members for payments of interest and principal. There is no guarantee that the members will continue to make capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
Trade Claims Risk. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest or other current income and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, trade claims may be purchased in bankruptcy or reorganization proceedings and there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of such proceedings. Trade claims may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims in a bankruptcy proceeding may also be impaired if the anticipated amount payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if the Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim.
In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to instruments in the same level in a company’s capital structure.
Additionally, gains from the disposition of trade claims, if any, may not be considered “qualifying income” under the Code. To qualify as a RIC under the Code, and be eligible to receive “modified pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.
In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.
Valuation Risk. The price at which the Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income
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securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Conversely, variable and floating rate instruments will not generally rise in value if market interest rates decline. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
Certain variable and floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the instrument from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the instrument, and the Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate instruments typically only reset periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Fund’s value to the extent that it invests in variable rate instruments.
When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities (such as to-be-announced (TBA) mortgage-backed securities) involve a commitment by the Fund to purchase or deliver securities at a later date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund’s share value. Accordingly, the purchase of such securities involves a risk of loss if the value of the security to be purchased declines before the settlement date. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price. The Fund will segregate appropriate liquid assets having a market value at least equal to the amount of its purchase commitments. When-issued and forward-settling securities may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations. When-issued and forward-settling securities also are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price. The Fund may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In addition, the purchase of mortgage-backed securities on a TBA basis may result in a Fund incurring increased prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.
Information about Additional Risks
As discussed in the Statement of Additional Information, a Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in the Fund Summary section. For example, should a Fund engage in borrowing or securities lending, it will be subject to the additional risks associated with these practices.
Borrowing money or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. With respect to borrowing, a Fund may borrow money to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The cost to a Fund of borrowing may exceed the profits attained on any such shorts positions. Similarly, a Fund may lend securities and use the collateral obtained from the securities loans as the collateral necessary to borrow a security on which a Fund is taking a short position. Securities lending involves some risk of loss of a Fund’s rights in the collateral should the borrower fail financially.
In addition, a Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, a Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, a Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help a Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect a Fund’s performance and a Fund may not achieve its goal.
A Fund may change its goal without shareholder approval, although it does not currently intend to do so.
Please see the Statement of Additional Information for more information.
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Descriptions of Indices
The Bloomberg Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency).
The CBOE Russell 2000® PutWrite Index is designed to represent a proposed hypothetical short put strategy that sells a monthly at-the-money (ATM) Russell 2000 Index put option. The written Russell 2000 put option is collateralized by a money market account invested in one-month Treasury bills.
The CBOE S&P 500® PutWrite Index is designed to represent a proposed hypothetical short put strategy. PUT is an award-winning benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500 Index put options against collateralized cash reserves held in a money market account. The PUT strategy is designed to sell a sequence of one-month, at-the-money, S&P 500 Index puts and invest cash at one- and three-month Treasury Bill rates.
The HFRX Equity Hedge Index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.
The HFRX Fixed Income–Credit Index tracks the performance of hedge fund strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.
The Russell 2000® Index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.
The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.
The 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index blended index is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index (described above) and 40% S&P 500 Index (described above), and is rebalanced monthly.
The 85% CBOE S&P 500® PutWrite Index and 15% CBOE Russell 2000® PutWrite Index blended index is composed of 85% CBOE S&P 500 PutWrite Index (described above) and 15% CBOE Russell 2000 PutWrite Index (described above), and is rebalanced monthly.
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Management of the Funds
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing a Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees a Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $295 billion in total assets (as of 12/31/2017) and continue an asset management history that began in 1939.
NBIA may engage one or more of foreign affiliates that are not registered under the 1940 Act (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Funds, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The employees of a participating affiliate are designated to act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Funds will pay no additional fees and expenses as a result of any such arrangements. Neuberger Berman Europe Limited (“NBEL”) is considered a participating affiliate of NBIA pursuant to applicable regulatory guidance.
A discussion regarding the basis for the approval of the Funds' investment advisory agreement by the Board of Trustees is available in the Funds' annual report for the fiscal period ended October 31, 2017.
Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Funds. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.
The Manager has obtained “manager of managers” exemptive relief from the SEC that permits the Manager, subject to the approval of the Board of Trustees, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement with an unaffiliated subadviser for a Fund without obtaining shareholder approval. The exemptive order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under this order, the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. A Fund will notify shareholders of any change in the identity of a subadviser or the addition of a subadviser to a Fund.
Neuberger Berman Hedged Option Premium Strategy Fund: The Fund will pay the Manager a fee at the annual rate of 0.45% of the Fund’s average daily net assets for investment advisory services. Each of Class A, Class C and Institutional Class of the Fund pays the Manager fees at the annual rate of 0.26%, 0.26% and 0.15% respectively, of the Fund’s average daily net assets allocable to the class for administrative services provided to the class.
Neuberger Berman Long Short Credit Fund: For the 12 months ended 10/31/2017, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 1.07%, 1.07% and 0.95% of the Fund’s average daily net assets for Class A, Class C and Institutional Class. Effective February 28, 2018, the Fund pays the Manager a fee at the annual rate of 0.55% of the Fund’s average daily net assets for investment advisory services. Each of Class A, Class C and Institutional Class of the Fund pays the Manager fees at the annual rate of 0.27%, 0.27% and 0.15%, respectively, of the Fund’s average daily net assets allocable to the class for administrative services provided to the class.
Neuberger Berman Long Short Fund: For the 12 months ended 10/31/2017, the management fees (i.e., advisory and administration fees) paid to the Manager were 1.37%, 1.37% and 1.26%, respectively, of average daily net assets for Class A, Class C and Institutional Class.
69

Neuberger Berman Multi-Asset Income Fund: For the 12 months ended 10/31/2017, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.56%, 0.56%, and 0.44%, respectively, of average daily net assets, after advisory fee waiver, for Class A, Class C and Institutional Class.
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund: For the 12 months ended 10/31/2017, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.71%, 0.71%, and 0.60%, respectively, of average daily net assets, after advisory fee waiver, for Class A, Class C and Institutional Class.
Portfolio Managers
Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he or she manages.
Neuberger Berman Hedged Option Premium Strategy Fund
Derek Devens, CFA is a Managing Director of the Manager. Mr. Devens joined the firm in 2016 and is a Senior Portfolio Manager of the Options Group. He has managed the Fund since its inception in 2017. Prior to joining the firm, he was a member of the investment committee at another investment adviser since 2010, where he also served as a portfolio manager since 2012.
Neuberger Berman Long Short Credit Fund
Rick Dowdle is a Managing Director of the Manager. He joined the firm in 2015. Previously he was a co-founder and portfolio manager at another asset management firm since 2008. Mr. Dowdle has been a Portfolio Manager of the Fund since its inception in 2015.
Norman Milner is a Managing Director of the Manager. He joined the firm in 2015. Previously he was a co-founder and portfolio manager at another asset management firm since 2008. Mr. Milner has been a Portfolio Manager of the Fund since its inception in 2015.
Neuberger Berman Long Short Fund
Charles Kantor is a Managing Director of the Manager. He joined the firm in 2000 and has managed the Fund since its inception.
Marc Regenbaum is a Managing Director of the Manager. He joined the firm in 2007 and has been an Associate Portfolio Manager of the Fund since February 2017. Prior to being named Associate Portfolio Manager, Mr. Regenbaum was a Senior Research Analyst for the Long Short and U.S. Equity Team.
Neuberger Berman Multi-Asset Income Fund
Erik Knutzen, CFA, CAIA, is Multi-Asset Class Chief Investment Officer and Managing Director of the Manager. He joined the firm in 2014. Prior to joining the firm, he was the chief investment officer at an investment consulting firm since 2008.
Brad Tank is a Managing Director of the Manager. He joined the firm in 2002 and is the Chief Investment Officer and Global Head of Fixed Income. He is a member of the firm’s Operating, Investment Risk, Asset Allocation and Fixed Income’s Investment Strategy Committees, and leads the Fixed Income Multi-Sector Group. He joined the firm after 23 years of experience in trading and asset management.
Ajay Jain, CFA, FCCA, is a Managing Director of NBEL. He joined the firm in 2014. Prior to joining the firm, he was the head of portfolio engineering for funds and advisory services at another financial services firm since 2005.
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund
Derek Devens, CFA, is a Managing Director of the Manager. Mr. Devens joined the firm in 2016 and is a Senior Portfolio Manager of the Options Group. He has managed the Fund since its inception in 2016. Prior to joining the firm, he was a member of the investment committee at another investment adviser since 2010, where he also served as a portfolio manager since 2012.
70

Financial Highlights
These financial highlights describe the performance of the Fund's Class A shares for the fiscal period indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Hedged Option Premium Strategy Fund—Class A
YEAR ENDED OCTOBER 31,	2017(1)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	25.00
Plus:
Income from investment operations	0.03
Net investment income (loss)(6)	0.41
Net gains (losses)—realized and unrealized	0.44
Subtotal: income (loss) from investment operations
Minus:
Distributions to shareholders
Income dividends	0.03
Subtotal: distributions to shareholders	0.03
Equals:
Share price (NAV) at end of year	25.41
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	1.01(4)(7)
Gross expenses(2)	7.39(4)(7)
Net investment income (loss)—actual	0.24(4)(7)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)(8)	1.74(5)
Net assets at end of year (in millions of dollars)	0.0
Portfolio turnover rate (%)	0
(1)	Period from 4/12/2017 (beginning of operations) to 10/31/2017.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.
71

Financial Highlights
These financial highlights describe the performance of the Fund's Class C shares for the fiscal period indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Hedged Option Premium Strategy Fund—Class C
YEAR ENDED OCTOBER 31,	2017(1)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	25.00
Plus:
Income from investment operations
Net investment income (loss)(6)	(0.07)
Net gains (losses)—realized and unrealized	0.40
Subtotal: income (loss) from investment operations	0.33
Equals:
Share price (NAV) at end of year	$25.33
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	1.76((4)(7)
Gross expenses(2)	8.10(4)(7)
Net investment income (loss)—actual	(0.50)(4)(7)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)(8)	1.32(5)
Net assets at end of year (in millions of dollars)	0.0
Portfolio turnover rate (%)	0
(1)	Period from 4/12/2017 (beginning of operations) to 10/31/2017.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.
72

Financial Highlights
These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal period indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Hedged Option Premium Strategy Fund—Institutional Class
YEAR ENDED OCTOBER 31,	2017(1)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	25.00
Plus:
Income from investment operations
Net investment income (loss)(6)	0.09
Net gains (losses)—realized and unrealized	0.39
Subtotal: income (loss) from investment operations	0.48
Minus:
Distributions to shareholders
Income dividends	0.07
Subtotal: distributions to shareholders	0.07
Equals:
Share price (NAV) at end of year	25.41
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	0.65(4)(7)
Gross expenses(2)	6.75(4)(7)
Net investment income (loss)—actual	0.62(4)(7)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)	1.92(5)
Net assets at end of year (in millions of dollars)	8.6
Portfolio turnover rate (%)	0
(1)	Period from 4/12/2017 (beginning of operations) to 10/31/2017.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
73

Financial Highlights
These financial highlights describe the performance of the Fund's Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Long Short Credit Fund—Class A
YEAR ENDED OCTOBER 31,	2015(1)	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00	9.75	9.53
Plus:
Income from investment operations	0.01	0.11	0.34
Net investment income (loss)(6)	(0.23)	(0.17)	0.13
Net gains (losses)—realized and unrealized	(0.22)	(0.06)	0.47
Subtotal: income (loss) from investment operations
Minus:
Distributions to shareholders
Income dividends	0.03	0.16	0.35
Subtotal: distributions to shareholders	0.03	0.16	0.35
Equals:
Share price (NAV) at end of year	9.75	9.53	9.65
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	1.55(4)(7)	2.29	1.62
Net expenses (excluding expenses on securities sold short)—actual	1.50(4)(7)	1.40	1.58
Gross expenses(2)	4.28(4)(7)	3.72	2.68
Gross expenses (excluding expenses on securities sold short)(2)	4.23(4)(7)	2.82	2.63
Net investment income (loss)—actual	0.28(4)(7)	1.16	3.52
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)(8)	(2.17)(5)	(0.55)	4.98
Net assets at end of year (in millions of dollars)	1.3	1.0	3.0
Portfolio turnover rate (including securities sold short) (%)	32(5)	190	123
Portfolios turnover rate (excluding securities sold short) (%)	18(5)	197	123
(1)	Period from 6/29/2015 (beginning of operations) to 10/31/2015.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.
74

Financial Highlights
These financial highlights describe the performance of the Fund's Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Long Short Credit Fund—Class C
YEAR ENDED OCTOBER 31,	2015(1)	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00	9.75	9.53
Plus:
Income from investment operations	(0.01)	0.06	0.26
Net investment income (loss)(6)	(0.23)	(0.17)	0.12
Net gains (losses)—realized and unrealized	(0.24)	(0.11)	0.38
Subtotal: income (loss) from investment operations
Minus:
Distributions to shareholders
Income dividends	0.01	0.11	0.27
Subtotal: distributions to shareholders	0.01	0.11	0.27
Equals:
Share price (NAV) at end of year	9.75	9.53	9.64
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	2.26(4)(7)	2.85	2.37
Net expenses (excluding expenses on securities sold short)—actual	2.20(4)(7)	2.02	2.33
Gross expenses(2)	5.04(4)(7)	4.30	3.40
Gross expenses (excluding expenses on securities sold short)(2)	4.98(4)(7)	3.47	3.36
Net investment income (loss)—actual	(0.43)	0.64	2.74
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)(8)	(2.41)(5)	(1.10)	4.10
Net assets at end of year (in millions of dollars)	1.0	1.0	1.0
Portfolio turnover rate (including securities sold short (%)	32(5)	190	123
Portfolio turnover rate (excluding securities sold short (%)	18(5)	197	123
(1)	Period from 6/29/2015 (beginning of operations) to 10/31/2015.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.
75

Financial Highlights
These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Long Short Credit Fund—Institutional Class
YEAR ENDED OCTOBER 31,	2015(1)	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00	9.75	9.53
Plus:
Income from investment operations	0.02	0.15	0.37
Net investment income (loss)(6)	(0.23)	(0.18)	0.13
Net gains (losses)—realized and unrealized	(0.21)	(0.03)	0.50
Subtotal: income (loss) from investment operations
Minus:
Distributions to shareholders
Income dividends	0.04	0.19	0.38
Subtotal: distributions to shareholders	0.04	0.19	0.38
Equals:
Share price (NAV) at end of year	9.75	9.53	9.65
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	1.21(4)(7)	1.97	1.24
Net expenses (excluding expenses on securities sold short)—actual	1.15(4)(7)	1.10	1.21
Gross expenses(2)	3.50(4)(7)	3.22	2.23
Gross expenses (excluding expenses on securities sold short)(2)	3.45(4)(7)	2.36	2.19
Net investment income (loss)—actual	0.64(4)(7)	1.54	3.84
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)	(2.06)(5)	(0.28)	5.36
Net assets at end of year (in millions of dollars)	22.8	22.3	15.7
Portfolio turnover rate (including securities sold short) (%)	32(5)	190	123
Portfolio turnover rate (excluding securities sold short) (%)	18(5)	197	123
(1)	Period from 6/29/2015 (beginning of operations) to 10/31/2015.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
76

Financial Highlights
These financial highlights describe the performance of the Fund's Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Long Short Fund—Class A
YEAR ENDED OCTOBER 31,	2013	2014	2015	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	11.06	12.41	12.91	12.62	12.56
Plus:
Income from investment operations
Net investment income (loss)(3)	(0.03)	(0.03)	(0.03)	(0.07)	(0.02)
Net gains (losses)—realized and unrealized	1.47	0.58	(0.21)	0.01	1.42
Subtotal: income (loss) from investment operations	1.44	0.55	(0.24)	(0.06)	1.40
Minus:
Distributions to shareholders
Income dividends	0.01	—	—	—	—
Capital gain distributions	0.08	0.05	0.05	—	—
Subtotal: distributions to shareholders	0.09	0.05	0.05	—	—
Equals:
Share price (NAV) at end of year	12.41	12.91	12.62	12.56	13.96
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and offset arrangements had not been in effect.
Net expenses—actual	2.08	2.09	2.03	2.28	2.16
Net expenses (excluding expenses on securities sold short)—actual	1.94	1.85	1.68	1.69	1.68
Gross expenses(1)	2.06	2.09	2.03	2.28	2.16
Gross expenses (excluding expenses on securities sold short)	1.92	1.85	1.68	1.69	1.68
Net investment income (loss)—actual	(0.23)	(0.20)	(0.20)	(0.59)	(0.18)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	13.08	4.47	(1.89)	(0.48)	11.15
Net assets at end of year (in millions of dollars)	502.1	388.6	361.7	206.4	145.6
Portfolio turnover rate (including securities sold short)(%)	103	61	91	86	80
Portfolio turnover rate (excluding securities sold short)(%)	52	44	69	72	64
(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment of a portion of the investment management fee.
(2)	Would have been lower/higher if the Manager had not reimbursed/recouped certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.
77

Financial Highlights
These financial highlights describe the performance of the Fund's Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Long Short Fund—Class C
YEAR ENDED OCTOBER 31,	2013	2014	2015	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.99	12.26	12.66	12.29	12.13
Plus:
Income from investment operations
Net investment income (loss)(3)	(0.12)	(0.12)	(0.12)	(0.16)	(0.12)
Net gains (losses)—realized and unrealized	1.46	0.57	(0.20)	0.00	1.37
Subtotal: income (loss) from investment operations	1.34	0.45	(0.32)	(0.16)	1.25
Minus:
Distributions to shareholders
Income dividends	0.00	—	—	—	—
Capital gain distributions	0.07	0.05	0.05	—	—
Subtotal: distributions to shareholders	0.07	0.05	0.05	—	—
Equals:
Share price (NAV) at end of year	12.26	12.66	12.29	12.13	13.38
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and offset arrangements had not been in effect.
Net expenses—actual	2.83	2.84	2.77	3.02	2.90
Net expenses (excluding expenses on securities sold short)—actual	2.68	2.60	2.42	2.44	2.43
Gross expenses(1)	2.83	2.84	2.77	3.02	2.90
Gross expenses (excluding expenses on securities sold short)—actual(1)	2.68	2.60	2.42	2.44	2.43
Net investment income (loss)—actual	(1.00)	(0.94)	(0.94)	(1.33)	(0.94)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	12.23	3.71	(2.56)	(1.30)	10.31
Net assets at end of year (in millions of dollars)	115.1	211	190.6	117.3	92.7
Portfolio turnover rate (including securities sold short)(%)	103	61	91	86	80
Portfolio turnover rate (excluding securities sold short)(%)	52	44	69	72	64
(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment of a portion of the investment management fee.
(2)	Would have been lower/higher if the Manager had not reimbursed/recouped certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.
78

Financial Highlights
These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Long Short Fund—Institutional Class
YEAR ENDED OCTOBER 31,	2013	2014	2015	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	11.09	12.48	13.02	12.76	12.74
Plus:
Income from investment operations
Net investment income (loss)(3)	0.01	0.02	0.02	(0.03)	0.02
Net gains (losses)—realized and unrealized	1.47	0.58	(0.21)	0.01	1.45
Subtotal: income (loss) from investment operations	1.48	0.60	(0.19)	(0.02)	1.47
Minus:
Distributions to shareholders
Income dividends	0.01	—	0.02	(0.00)	—
Capital gain distributions	0.08	0.06	0.05	—	—
Subtotal: distributions to shareholders	0.09	0.06	0.07	(0.00)	—
Equals:
Share price (NAV) at end of year	12.48	13.02	12.76	12.74	14.21
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and offset arrangements had not been in effect.
Net expenses—actual	1.75	1.72	1.66	1.91	1.80
Net expenses (excluding expenses on securities sold short)—actual	1.60	1.48	1.31	1.33	1.32
Gross expenses(1)	1.75	1.72	1.66	1.91	1.80
Gross expenses (excluding expenses on securities sold short)—actual(1)	1.60	1.48	1.31	1.33	1.33
Net investment income (loss)—actual	0.10	0.17	0.16	(0.22)	0.12
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	13.47	4.83	(1.45)	(0.14)	11.54
Net assets at end of year (in millions of dollars)	1,038.2	2,627.8	2,719.8	2,074.7	2,853.0
Portfolio turnover rate (including securities sold short)(%)	103	61	91	86	80
Portfolio turnover rate (excluding securities sold short)(%)	52	44	69	72	64
(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment of a portion of the investment management fee.
(2)	Would have been lower/higher if the Manager had not reimbursed/recouped certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
79

Financial Highlights
These financial highlights describe the performance of the Fund's Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Multi-Asset Income Fund—Class A
YEAR ENDED OCTOBER 31,	2015(1)	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00	9.43	9.60
Plus:
Income from investment operations
Net investment income (loss)(6)	0.20	0.28	0.29
Net gains (losses)—realized and unrealized	(0.56)	0.24	0.61
Subtotal: income (loss) from investment operations	(0.36)	0.52	0.90
Minus:
Distributions to shareholders
Income dividends	0.21	0.26	0.31
Capital gain distributions	—	—	—
Tax return of capital	—	0.09	0.01
Subtotal: distributions to shareholders	0.21	0.35	0.32
Equals:
Share price (NAV) at end of year	9.43	9.60	10.18
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	0.79(4)(7)	0.81	0.86
Gross expenses(2)	4.55(4)(7)	4.27	3.47
Net investment income (loss)—actual	3.50(4)(7)	2.98	2.90
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)(8)	(3.64)(5)	5.70	9.53
Net assets at end of year (in millions of dollars)	0.50	0.60	0.60
Portfolio turnover rate (%)	33(5)	94	84
(1)	Period from 3/27/2015 (beginning of operations) to 10/31/2015.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.
80

Financial Highlights
These financial highlights describe the performance of the Fund's Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Multi-Asset Income Fund—Class C
YEAR ENDED OCTOBER 31,	2015(1)	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00	9.43	9.60
Plus:
Income from investment operations
Net investment income (loss)(6)	0.16	0.20	0.21
Net gains (losses)—realized and unrealized	(0.56)	0.25	0.62
Subtotal: income (loss) from investment operations	(0.40)	0.45	0.83
Minus:
Distributions to shareholders
Income dividends	0.17	0.19	0.24
Capital gain distributions	—	—	—
Tax return of capital	—	0.09	0.01
Subtotal: distributions to shareholders	0.17	0.28	0.25
Equals:
Share price (NAV) at end of year	9.43	9.60	10.18
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	1.53(4)(7)	1.56	1.62
Gross expenses(2)	5.29(4)(7)	4.99	4.16
Net investment income (loss)—actual	2.76(4)(7)	2.20	2.15
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)(8)	(4.07)(5)	4.91	8.71
Net assets at end of year (in millions of dollars)	0.5	0.6	0.7
Portfolio turnover rate (%)	33(5)	94	84
(1)	Period from 3/27/2015 (beginning of operations) to 10/31/2015.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Does not include the effect of sales charges.
81

Financial Highlights
These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Multi-Asset Income Fund—Institutional Class
YEAR ENDED OCTOBER 31,	2015(1)	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00	9.43	9.60
Plus:
Income from investment operations
Net investment income (loss)(6)	0.23	0.31	0.32
Net gains (losses)—realized and unrealized	(0.57)	0.25	0.62
Subtotal: income (loss) from investment operations	(0.34)	0.56	0.94
Minus:
Distributions to shareholders
Income dividends	0.23	0.30	0.35
Capital gain distributions	—	—	—
Tax return of capital	—	0.09	0.01
Subtotal: distributions to shareholders	0.23	0.39	0.36
Equals:
Share price (NAV) at end of year	9.43	9.60	10.18
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	0.43(4)(7)	0.44	0.50
Gross expenses(2)	3.66(4)(7)	3.86	3.03
Net investment income (loss)—actual	3.87(4)(7)	3.33	3.28
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)	(3.43) (5)	6.09	9.93
Net assets at end of year (in millions of dollars)	10.6	12.4	17.3
Portfolio turnover rate (%)	33(5)	94	84
(1)	Period from 3/27/2015 (beginning of operations) to 10/31/2015.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
82

Financial Highlights
These financial highlights describe the performance of the Fund's Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund—Class A
YEAR ENDED OCTOBER 31,	2016(1)	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00	10.09
Plus:
Income from investment operations
Net investment income (loss)(6)	(0.00)	0.01
Net gains (losses)—realized and unrealized	0.09	1.27
Subtotal: income from investment operations	0.09	1.28
Minus:
Distributions to shareholders
Income dividends	—	0.01
Capital gain distributions	—	0.03
Subtotal: distributions to shareholders	—	0.04
Equals:
Share price (NAV) at end of year	10.09	11.33
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	1.01(4)(7)	1.01
Gross expenses(2)	4.26(4)(7)	1.35
Net investment income (loss)—actual	(0.05)(4)(7)	0.13
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)(8)	0.90(5)	12.70
Net assets at end of year (in millions of dollars)	0.4	4.1
Portfolio turnover rate (%)	0(5)	0
(1)	Period from 9/16/2016 (beginning of operations) to 10/31/2016.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if the Manager had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ration on a non-annualized basis.
(8)	Does not include the effect of sales charges.
83

Financial Highlights
These financial highlights describe the performance of the Fund's Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund—Class C
YEAR ENDED OCTOBER 31,	2016(1)	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00	10.08
Plus:
Income from investment operations
Net investment income (loss)(6)	(0.01)	(0.07)
Net gains (losses)—realized and unrealized	0.09	1.26
Subtotal: income from investment operations	0.08	1.19
Minus:
Distributions to shareholders
Income dividends	—	—
Capital gain distributions	—	0.03
Subtotal: distributions to shareholders	—	0.03
Equals:
Share price (NAV) at end of year	10.08	11.24
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	1.76(4)(7)	1.76
Gross expenses(2)	5.10(4)(7)	2.12
Net investment income (loss)—actual	(0.86)(4)(7)	(0.63)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)(8)	0.80(5)	11.81
Net assets at end of year (in millions of dollars)	0.1	0.5
Portfolio turnover rate (%)	0(5)	0
(1)	Period from 9/16/2016 (beginning of operations) to 10/31/2016.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if the Manager had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ration on a non-annualized basis.
(8)	Does not include the effect of sales charges.
84

Financial Highlights
These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund—Institutional Class
YEAR ENDED OCTOBER 31,	2016(1)	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of period	10.00	10.09
Plus:
Income from investment operations
Net investment income (loss)(6)	0.00	0.05
Net gains (losses)—realized and unrealized	0.09	1.26
Subtotal: income from investment operations	0.09	1.31
Minus:
Distributions to shareholders
Income dividends	—	0.04
Capital gain distributions	—	0.03
Subtotal: distributions to shareholders	—	0.07
Equals:
Share price (NAV) at end of year	10.09	11.33
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	0.65(4)(7)	0.65
Gross expenses(2)	3.84(4)(7)	0.98
Net investment income (loss)—actual	0.26(4)(7)	0.49
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)	0.90(5)	13.05
Net assets at end of year (in millions of dollars)	21.2	152.0
Portfolio turnover rate (%)	0(5)	0
(1)	Period from 9/16/2016 (beginning of operations) to 10/31/2016.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if the Manager had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ration on a non-annualized basis.
85

Your Investment
Shares of the Funds generally are available only through financial intermediaries. For Grandfathered Investors (as defined below), Class A and Class C shares of a Fund are also available directly from Neuberger Berman BD LLC, the Funds' Distributor. See “Maintaining Your Account” and “Grandfathered Investors”.
Choosing a Share Class
The Funds offer different classes of shares through this prospectus. Each share class is available through various investment programs or accounts, including certain types of retirement plans and accounts (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of a Fund.
Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of a Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.
Factors you should consider in choosing a class of shares include:
■	how long you expect to own the shares
■	how much you intend to invest
■	total expenses associated with owning shares of each class
■	whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver)
■	whether you plan to take any distributions in the near future
■	availability of (and eligibility for) share classes.
Each investor’s financial considerations are different. You should speak with your financial intermediary to help you decide which share class is best for you.
Summary of Primary Differences Among Share Classes
Class A Shares
Initial sales charge	Up to 5.75% for Neuberger Berman Long Short Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund. Up to 4.25% for Neuberger Berman Long Short Credit Fund and Neuberger Berman Multi-Asset Income Fund. (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)

Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower annual expenses and lower than Institutional Class due to higher annual expenses
Purchase maximum	None
Conversion	None

Class C Shares
Initial sales charge	None
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	1.00% annually
Dividends	Generally lower than Class A and Institutional Class due to higher annual expenses
Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”
Conversion	None

86

Institutional Class Shares
Initial sales charge	None
Contingent deferred sales charge	None
12b-1 fees	None
Dividends	Generally higher than Class A and Class C due to lower annual expenses
Purchase maximum	None
Conversion	None
Maintaining Your Account
Purchase of Class A and Class C shares—To open an account and purchase Class A and Class C shares of a Fund, contact any financial intermediary authorized to sell the Fund’s shares. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. All variations described in Appendix A are applied by, and are the responsibility of, the identified financial intermediary. Such variations may apply to purchases, sales, exchanges and reinvestments of Fund shares. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Distributor, if eligible, or through another financial intermediary to receive these waivers or discounts. See “Financial Intermediaries” if you are buying shares through a financial intermediary.
For Grandfathered Investors (as defined below), instructions for buying shares directly from Neuberger Berman BD LLC, the Funds' Distributor, are under “Buying Shares.”
Purchase of Institutional Class shares—To open an account and purchase Institutional Class shares of a Fund, contact any financial intermediary authorized to sell the Fund’s shares. See “Financial Intermediaries” if you are buying shares through a financial intermediary.
Institutional Class shares are available for purchase (i) primarily through omnibus accounts (either at the plan level or at the level of the financial intermediary) by certain qualified retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans), profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, (ii) primarily through omnibus accounts by financial intermediaries (including, but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or an affiliate, (iii) by institutional investors, if approved by the Distributor, or (iv) by accounts or funds managed by the Manager or an affiliate (including the funds in the Neuberger Berman family of funds).
If you transact in Institutional Class shares, you may be required to pay a commission to a financial intermediary acting as your broker. You may be eligible to transact in the other share classes that are offered by the Fund that have different fees and expenses.
When you buy shares—Investment checks must be drawn on a U.S. bank. We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents. We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions.
When you buy shares, you will receive the next share price to be calculated after your order has been received in proper form. Purchase orders are deemed “received in proper form” when the Funds' transfer agent has received payment for the shares. In the case of certain institutional investors and financial intermediaries, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed received in proper form on the date you pre-selected on your SIP application for the systematic investments to occur. For Neuberger Berman Multi-Asset Income Fund, dividends normally are first earned the business day after your purchase order is received in proper form. If you use a financial intermediary, you should check with that provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy shares.
87

Whenever you make an initial investment in a Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through a financial intermediary should contact their financial intermediary for information regarding transaction statements.
Purchase minimums—The minimum initial investment in Class A or Class C shares is $1,000. Additional investments in Class A or Class C shares can be as little as $100. The minimum initial investment in Institutional Class shares is $1 million. These minimums may be waived in certain cases. See the Statement of Additional Information for more information.
Purchase maximums—For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.
In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.
When you sell shares—To sell shares you bought through a financial intermediary, contact your financial intermediary. See “Financial Intermediaries” if you are selling shares through a financial intermediary. For Grandfathered Investors, instructions for selling shares are under “Selling Shares.”
When you sell shares, you will receive the next share price to be calculated after your order has been received in proper form, minus any applicable contingent deferred sales charge. Redemption orders are deemed “received in proper form” when a Fund’s transfer agent has received your order to sell. Dividends are earned through the business day on which your redemption order is received in proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable distribution date.
If you use a financial intermediary, you should check with that provider to find out by what time your redemption order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to sell shares.
In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).
When selling Class A or Class C shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. When selling Institutional Class shares in an account that you do not intend to close, remember to leave at least $1 million worth of shares in the account. Otherwise, a Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.
The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of a Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees. Institutional Class shareholders are urged to call 800-366-6264 before effecting any large redemption.
Class A and Class C only—You may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in a Fund or another fund in the fund family provided the reinvestment is made into the same account from which you redeemed the shares or received the distribution. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Upon an eligible reinvestment, any contingent deferred sales charge on Class A or Class C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is received in proper form. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge.
Uncashed checks—We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.
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When you exchange Class A and Class C shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund, both without a sales charge. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. Exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.
When you exchange Institutional Class shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund.
When you exchange shares—There are three things to remember when making an exchange:
■	both accounts must have the same registration
■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved
■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.
The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.
Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.
See “Additional Exchange Information” in the Statement of Additional Information for information regarding eligible money market funds outside the fund family.
Placing orders by telephone—If you use a financial intermediary, contact your financial intermediary for its policies regarding telephone orders.
Grandfathered Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.
Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.
In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.
Proceeds from the sale of shares—For Class A and Class C shares, the proceeds from the shares you sell are typically sent out within two business days after your order is executed, and nearly always within seven days regardless of payment type. For Institutional Class shares, the proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:
■	in unusual circumstances where the law allows additional time if needed
■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.
If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.
The Funds do not issue certificates for shares.
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The Funds typically expect to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Funds' Statement of Additional Information, the Funds also reserve the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.
Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Funds may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.
Other policies— Under certain circumstances, which may include normal and stressed market conditions, the Funds reserve the right to:
■	suspend the offering of shares
■	reject any exchange or purchase order
■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order
■	change, suspend, or revoke the exchange privilege
■	suspend the telephone order privilege
■	satisfy an order to sell Fund shares with securities rather than cash
■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)
■	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.
Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.
It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor a Fund nor its Transfer Agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.
Medallion Signature Guarantees
You may need a Medallion signature guarantee when you sell shares directly or through a financial intermediary. A Medallion signature guarantee is a guarantee that your signature is authentic.
Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.
Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.
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A notarized signature from a notary public is not a Medallion signature guarantee.
Financial Intermediaries
The shares available in this prospectus can be purchased through certain financial intermediaries such as banks, brokerage firms, workplace retirement programs, and financial advisers.
The minimum aggregate size for each financial intermediary’s account with a Fund is $1 million for Institutional Class shares. This minimum does not apply to your individual account; however, your financial intermediary may establish a minimum size for individual accounts. The Distributor can waive this $1 million minimum for financial intermediaries in appropriate cases.
The fees and policies outlined in this prospectus are set by the Funds and by the Distributor. However, if you use a financial intermediary, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.
If you use a financial intermediary, contact that provider to buy or sell shares of the Funds described in this prospectus.
Most financial intermediaries allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family if made available by that financial intermediary through an exchange of shares. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.
In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.
Additional Payments to Financial Intermediaries
The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Funds, to certain financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Funds and/or administrative or shareholder services to Fund shareholders, as well as any commissions paid to financial intermediaries out of sales charges paid by investors. These arrangements are separately negotiated between the Distributor and/or its affiliates, and the recipients of these payments or their affiliates. If your financial intermediary receives such payments, these payments may provide an incentive for the financial intermediary to make the Funds' shares available to you, or recommend the Funds. If you have purchased shares of a Fund through a financial intermediary, please speak with your financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of a Fund's shares. For more information, please see the Funds' Statement of Additional Information.
Distribution and Shareholder Servicing Fees
The Funds have adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each of Class A and Class C pays the Distributor a fee at an annual rate of 0.25% and 1.00%, respectively, of its average net assets to compensate financial intermediaries for providing distribution related services to a Fund and/or administrative or shareholder services to Fund shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of a Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges.
Information Required from New Accounts
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require
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other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.
Retirement Plans and Accounts
If you use a financial intermediary, contact that provider for information on retirement plans or accounts it may make available for investment in Fund shares.
Internet Access
If you use a financial intermediary, contact that provider about the services and information it provides on the Internet.
Share Prices
Because Class A shares of the Funds have an initial sales charge, the price you pay for each Class A share of a Fund is the Fund's offering price, which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of a Fund may be eliminated in certain circumstances. Because Class C shares of the Funds do not have an initial sales charge, the price you pay for each Class C share of a Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, a Fund pays you the full share price when you sell Class A or Class C shares (see “Sales Charges” for more information).
Because Institutional Class shares of the Funds do not have a sales charge, the price you pay for each Institutional Class share of a Fund is the Fund’s net asset value per share. Similarly, because there are no fees for selling Institutional Class shares, a Fund pays you the full share price when you sell Institutional Class shares.
If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.
The Funds are generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although a Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.
Each Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, a Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). If you use a financial intermediary, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.
Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.
Share Price Calculations
The net asset value per share of each class of a Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well.
A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by a Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by a Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.
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Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. A Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which a Fund’s share price is calculated.
A Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.
The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of a Fund’s net asset value by such traders.
Privileges and Services
If you purchase shares through a financial intermediary, consult your financial intermediary for information about privileges and services. If you are a Grandfathered Investor, see “Grandfathered Investors” for information about privileges and services.
Sales Charges
Class A sales charges—The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.
Class A sales charges for Neuberger Berman Long Short Credit Fund and Neuberger Berman Multi-Asset Income Fund.
	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	4.25%	4.44%	4.00%
$50,000 or more but less than $100,000	3.75%	3.90%	3.50%
$100,000 or more but less than $250,000	3.25%	3.36%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below
Class A sales charges for Neuberger Berman Long Short Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund.
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	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.75%	2.83%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below
The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.
Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less.
Class A purchases not subject to sales charges–Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Grandfathered Investors” for more information) provided that such investors have properly notified the Manager or the Distributor of such status in advance of such purchases, except that in the case of accounts of Grandfathered Investors who have a documented relationship with a financial intermediary, the availability of the sales charge waiver may depend on the financial intermediary’s policies and procedures and eligibility requirements regarding such waivers.
When purchasing through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding sales charge waivers and reductions of sales charges through reinstatement, rights of accumulation, letters of intent, and share class exchanges and/or conversions. In some cases, due to financial intermediary policies and procedures, customers may receive waivers in circumstances that are not expressly provided for herein. In all instances, it is the investor’s responsibility to notify its financial intermediary of any relationship or other facts qualifying the investor for sales charge waivers or reductions. (Please see “Sales Charge Reductions and Waivers” below for additional information).
The Distributor may pay financial intermediaries up to 1% on investments made in Class A shares with no initial sales charge. See “Distribution and Shareholder Servicing Fees” for additional information regarding each Fund’s plans of distribution.
Certain other investors may qualify to purchase shares without a sales charge, such as employees of financial intermediaries authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Funds' Board of Trustees. See “Sales Charge Reductions and Waivers” below for more information.
Class C sales charges—Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.
Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.
Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers” below for more information. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. The Distributor pays a fee equal to 1% of the amount invested to financial intermediaries who sell Class C shares. All or a portion of these payments may be made from amounts that each Fund pays the Distributor through its plans of distribution. See “Distribution and Shareholder Servicing Fees” for information regarding each Fund’s plans of distribution.
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Sales Charge Reductions and Waivers
Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Direct Investors” for more information) provided that such investors have properly notified NB Group and any affiliates of such status in advance of purchase.
Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. To receive a reduction in your Class A initial sales charge, you or your financial intermediary must let the Distributor know at the time you purchase shares that you qualify for such a reduction. If you or your financial intermediary does not let the Distributor know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial intermediary to provide the Distributor with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or Class C contingent deferred sales charge waived, you or your financial intermediary must let the Distributor know at the time you redeem shares that you qualify for such a waiver.
Class A shares of a Fund may be sold at net asset value to the following types of investors, provided that such investors have properly notified their financial intermediary, NB Group (and/or any affiliates), as appropriate, of their eligibility in advance of purchase:
1.	current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Group and any affiliates, or of any entity controlling, controlled by or under common control with a Neuberger Berman Fund, NB Group and any affiliates;
2.	current employees of firms, including wholesalers, that have entered into selling agreements to distribute shares of the Neuberger Berman Funds;
3.	current employees of registered investment advisers that invest in the Neuberger Berman Funds either for proprietary accounts or on behalf of clients;
4.	immediate family members of persons listed in (1) through (3) above (as “immediate family” is defined below);
5.	companies exchanging securities with a Fund through a merger, acquisition or exchange offer;
6.	insurance company separate accounts;
7.	NB Group and its affiliated companies;
8.	an individual or entity with a substantial client relationship with NB Group and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with a Fund;
9.	financial intermediaries (including but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;
10.	Employer-sponsored qualified retirement plans, including 401(k) plans, 457 plans, group 403(b) plans and individual 403(b) accounts, maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans; and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Funds and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator to service such accounts;
11.	Employee benefit and retirement plans sponsored by NB Group and any affiliates and any entity controlling, controlled by or under common control with NB Group and any affiliates;
12.	Certain IRAs that are part of an IRA platform sponsored by or maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator which specifically provides that the Funds' shares are offered at NAV on such IRA platform; and
13.	Qualified Tuition Programs under Section 529 of the Code.
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Shares are offered at NAV to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at NAV for the life of the account.
Reducing your Class A initial sales charge—Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse—or equivalent if recognized under local law—and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge.
Aggregating accounts to reduce Class A initial sales charge—To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts if all parties are purchasing shares for their own accounts and/or:
■	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);
■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);
■	individual retirement plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan ;
■	endowments or foundations established and controlled by you or your immediate family; or
■	529 accounts, which will be aggregated at the account owner level.
Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:
■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
■	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;
■	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or
■	for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.
Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
Concurrent purchases to reduce Class A initial sales charge—You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge.
Rights of accumulation to reduce Class A initial sales charge—Subject to the limitations described in the aggregation policies above, you may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your financial intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation. You should retain any records necessary to substantiate the historical amounts you have invested. You must contact your financial adviser or the Distributor if you have additional information that is relevant to the calculation of the value of your holdings. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your
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accounts in the fund family. You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at NAV).
Letter of Intent to reduce Class A initial sales charge—You may reduce your Class A sales charge by establishing a letter of intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period (the “Period”) and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and other distributions do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the Letter. See “Sales Charges” for more information.
The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.
The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.
A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.
Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase. Employer sponsored retirement plans may be restricted from establishing a letter of intent.
Right of reinvestment—Please see “Maintaining Your Account—When you sell shares” for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.
Contingent deferred sales charge waivers—The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:
■	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which contingent deferred sales charge would apply to the initial shares purchased
■	tax-free returns of excess contributions to IRAs
■	redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the date of such notification will be subject to a CDSC.
■	distributions from an IRA upon the shareholder’s attainment of age 59½
■	the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the 12% limit):
(i) redemptions due to the shareholder receiving required minimum distributions from retirement accounts upon reaching age 70½; and
(ii) redemptions through a systematic withdrawal plan (SWP) established directly with a Fund. For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of income dividends and/or other distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest
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CDSC will be redeemed next until the 12% limit is reached. Any income dividends and/or other distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.
For purposes of this paragraph, “account” means:
(a) in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and
(b) in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.
■	purchases where no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase.
Exchanges of shares—Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund shares being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of distributions from a fund in the fund family having a sales charge.
Distributions and Taxes
Distributions—Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, Neuberger Berman Long Short Fund makes any capital gain distributions once a year (normally in December). Neuberger Berman Long Short Credit Fund and Neuberger Berman U.S. Equity PutWrite Strategy Fund generally declare and pay income dividends quarterly, and Neuberger Berman Multi-Asset Income Fund generally declares income dividends daily and pays them monthly. Gains from foreign currency transactions, if any, are normally distributed in December. A Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.
Unless you designate otherwise, your distributions if any from a Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional shares of the distributing Class of a Fund or paid to you in cash.
How distributions are taxed—Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.
Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free.
Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.
Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, a Fund’s dividends attributable to “qualified dividend income” (generally, dividends a Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to maximum federal income tax rates for individual shareholders that are lower than the maximum rates for ordinary income (“lower maximum rates”).
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.
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If, for any taxable year, a Fund distributes an amount that exceeds the sum of its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year, —which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—plus its accumulated earnings and profits, if any, that excess generally will not be taxable (a so-called “return of capital”), which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).
Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of a Fund’s net income and/or realized gains.
How share transactions are taxed—When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.
Additional tax—An individual shareholder’s distributions from a Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from a Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual's “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this tax may have on your investment in Fund shares.
Taxes and You
The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax.
How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.
Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.
Backup Withholding
A Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from a Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.
If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.
Buying Shares Before a Distribution
The money a Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of a Fund just before it makes such a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.
Basis Determination and Reporting
Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with a Fund’s default basis determination method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the
99

Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. A Fund must report to the Internal Revenue Service and furnish to you the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and a Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.
Grandfathered Investors
“Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor's “immediate family” (his or her spouse—or equivalent if recognized under local law—and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor's mother, father, sister, or brother may open a custodial account for the Grandfathered Investor's minor children. Grandfathered Investors do not include any financial intermediaries who have accounts with a fund or shareholders who invest through such financial intermediaries.
Statements and Confirmations—Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).
Systematic Investments—This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month (for Institutional Class, once you make an initial minimum investment of at least $1 million). You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.
Systematic Withdrawals—This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.
Electronic Bank Transfers—When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.
FUNDfone®— Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.
Dollar-Cost Averaging
Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount—say, $100 a month—you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.
Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.
Internet Access
Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.
The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.
As a Fund shareholder, you can use the web site to access account information 24 hours a day.
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If you are a Grandfathered Investor buying or selling shares, instructions are provided in the following charts. Investors buying or selling shares through a financial intermediary should contact it for instructions.
Buying Shares—Grandfathered Investors
Method	Things to know	Instructions
Sending us a check	Your first investment must be at least $1,000
Additional investments can be as little as $100
We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents
You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses
All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us	Fill out the application and enclose your check
If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021
Wiring money	All wires must be for at least $1,000	Before wiring any money, call 800-877-9700 for an order confirmation
Have your financial institution send your wire to State Street Bank and Trust Company
Include your name, the Fund name, your account number and other information as requested
Exchanging from another fund	All exchanges must be for at least $1,000
Both accounts involved must be registered in the same name, address and taxpayer identification number
	An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is received in proper form Not available on retirement accounts	Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer
Setting up systematic investments	All investments must be at least $100 (and for Institutional Class, in addition to an initial minimum investment of at least $1 million)	Call 800-877-9700 for instructions
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Selling Shares—Grandfathered Investors
Method	Things to know	Instructions
Sending us a letter	Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded
If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $100,000, you will be charged an $8.00 wire fee
You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee
You may need a Medallion signature guarantee
Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you	Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021
Sending us a fax	For amounts of up to $100,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number
Calling in your order	All phone orders to sell shares must be for at least $1,000 unless you are closing out an account
Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)
	Not available if you have changed the address on the account in the past 15 days	Call 800-877-9700 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
Exchanging into another fund	All exchanges must be for at least $1,000
Both accounts involved must be registered in the same name, address and taxpayer identification number
	An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-877-9700 for instructions
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Market Timing Policy
Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to a Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.
The Manager applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.
Portfolio Holdings Policy
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.
The complete portfolio holdings for each Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for each Fund (except Long Short Fund and Multi-Asset Income Fund) are generally posted 15-30 days after the end of each calendar quarter. The complete portfolio holdings for Long Short Fund and Multi-Asset Income Fund are generally posted 15 days after each month-end.
Each Fund’s (except Long Short Fund and Multi-Asset Income Fund's) complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Long Short Fund and Multi-Asset Income Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.
No earlier than five business days after month-end, a Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month or quarter as of month-end or quarter-end, as applicable, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent month or quarter, as applicable, has been posted.
Fund Structure
Each Fund uses a “multiple class” structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A, Class C and Institutional Class shares of the Funds.
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Appendix A
Financial Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Distributor or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Distributor or through another intermediary to receive these waivers or discounts.
Merrill Lynch:
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■	Shares purchased by or through a 529 Plan
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A, B and C Shares available at Merrill Lynch
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a right of reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this prospectus.
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund
A-1

family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
UBS Financial Services, Inc.:
Non-profits in brokerage accounts are eligible for sales charge waivers on purchases of Class A shares.
A-2

NEUBERGER BERMAN ALTERNATIVE FUNDS
Class A, Class C and Institutional Class Shares
If you would like further details on these Funds, you can request a free copy of the following documents:
Shareholder Reports. The shareholder reports offer information about each Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year or fiscal period
■	Fund performance data and financial statements
■	portfolio holdings.
Statement of Additional Information (SAI). The SAI contains more comprehensive information on each Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.
The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.
Investment Manager: Neuberger Berman Investment Advisers LLC
Obtaining Information
You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
877-628-2583
Website: www.nb.com
You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.
You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.
Each Fund’s current net asset value per share is made available at: http://www.nb.com/performance.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.
SEC File Number: 811-21715
R0002 02/18

Neuberger Berman Alternative and Multi-Asset Class Funds
Class R6
Neuberger Berman Hedged Option Premium Strategy Fund	NHORX
Neuberger Berman Long Short Credit Fund	NRLNX
Neuberger Berman Multi-Asset Income Fund	NRANX
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund	NUPRX
Prospectus February 28, 2018
These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
Neuberger Berman Alternative and Multi-Asset Class Funds
Fund Summaries
Neuberger Berman Hedged Option Premium Strategy Fund
Neuberger Berman Long Short Credit Fund	9
Neuberger Berman Multi-Asset Income Fund	20
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund	32
Descriptions of Certain Practices and Security Types	39
Additional Information about Principal Investment Risks	40
Information about Additional Risks	55
Descriptions of Indices	55
Management of the Funds	56
Financial Highlights	59

YOUR INVESTMENT
Maintaining Your Account	63
Share Prices	66
Distributions and Taxes	67
Market Timing Policy	68
Portfolio Holdings Policy	69
Fund Structure	69

Fund Summaries
Neuberger Berman Hedged Option Premium Strategy Fund
Class R6 (NHORX)
GOAL
The Fund seeks long-term growth of capital and income generation with limited correlation to equity markets.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	0.53
Distribution and/or shareholder service (12b-1) fees	None
Other expenses[1]	4.64
Acquired fund fees and expenses	0.02
Total annual operating expenses	5.19
Fee waiver and/or expense reimbursement	4.58
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	0.61
[1]	“Other expenses” have been restated to reflect actual expenses excluding organization expenses incurred during the most recent period. If organization expenses had been included, “Other expenses” would be 6.72% for Class R6.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) are limited to 0.58% of average net assets. This undertaking lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class R6 will repay the Manager for fees and expenses waived or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 0.58% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class R6	$62	$195	$1,374	$4,301
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. For the period from April 12, 2017 (commencement of operations) through October 31, 2017, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to most derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.
2 Hedged Option Premium Strategy Fund

Principal Investment Strategies
The Fund seeks to achieve its goal primarily through a strategy of selling (writing) put and call option spreads on U.S. indices, including the S&P 500® Index and the Russell 2000® Index, on exchange traded funds (“ETFs”) or on equity securities, and through investments in fixed income instruments. The Fund attempts to generate returns through the receipt of premiums from selling put and call option spreads, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the Fund held the underlying reference asset (e.g., the underlying index, ETF or security) on which the options are written.
A put option gives the purchaser the right to sell the underlying asset at a specific price (i.e., the strike price) at or prior to a specific date. Conversely, a call option gives the purchaser the right to buy the underlying asset at a specific price (i.e., strike price) at or prior to a specific date. An “out of the money” option means that the strike price of the option will be above (for a call) or below (for a put) the current market price of the underlying reference asset when written. Out of the money options are generally less expensive than options of the same expiration date with a strike price at or near the current market price. The Fund (a) sells put option spreads (which involve the sale of put options (short puts) with the simultaneous purchase of an equal number of put options (long puts), with the latter having a lower out of the money strike price and a time to expiration equal to or greater than the short puts); and (b) sells call option spreads (which involve the sale of call options (short calls) with the simultaneous purchase of an equal number of call options (long calls) with the latter having a higher out of the money strike price and a time to expiration equal to or greater than the short calls). Each of the option spreads described in (a) or (b) above are written with respect to the same reference asset, with the intention that both the upside and downside exposures are limited by the difference in the strike price (i.e., the spread) between the short and long positions (i.e., the position is hedged).
In an effort to diversify exposures and limit volatility, the Fund will sell put and call option spreads at varying strike prices and with varying expiration dates on various reference assets. The premiums the Fund receives from the sale of put and call option spreads can be partially or completely offset by the amount it needs to pay out; however, the Fund seeks to execute its options spread strategy so that the premiums it receives are greater than the amounts paid out. The premium the Fund receives (or pays) when it sells (or purchases) an option is the price at which the option is currently quoted on the applicable market. The premium may reflect, among other things, the current market price of the underlying reference asset, the relationship of the strike price to the market price, the historical and/or implied price volatility of the underlying reference asset, the time to expiration, the general supply of and demand for credit, and the interest rate environment.
As further described in the following paragraphs, the Fund’s investment strategy of writing the option spreads with respect to the same reference asset but with different strike prices is intended to result in a reduced correlation to the underlying reference asset (e.g., broad-based U.S. equity indices).
When the equity markets are down under normal market conditions, it is anticipated that the call option spreads sold by the Fund would earn a profit as the call options it sold would go unexercised and the Fund would earn the full premium upon the expiration or a portion of the premium upon the call option’s early termination (collectively, the “premium”), less the amount the Fund paid in premiums for the call options it purchased on the same underlying instrument. It is also anticipated that the Fund would incur losses on the put option spreads it sold as the Fund’s put options it sold (short puts) would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price; however, this payment amount can be limited or partially offset by the premium the Fund collected on selling the short put and any amount the Fund receives from exercising the put option it bought on the same underlying instrument minus the premium it paid.
When equity markets are up under normal market conditions, it is anticipated that the Fund would incur losses on the call option spreads it sold as the call options it sold would be exercised, and the Fund would pay the option buyer the difference between the strike price and the market price of the underlying instrument; however, this payment amount can be limited or partially offset by the premium the Fund collected from the short calls and by the amount it collects from exercising the call options it bought on the same underlying instrument minus the premium it paid. It is also anticipated that the Fund would earn a profit on the put option spreads it sold as the put options it sold would go unexercised and the Fund would earn the premium less the amount the Fund paid in premium for the put options it bought on the same underlying asset.
The Portfolio Manager will select option investments based on his estimate of current and future market volatility levels, underlying instrument valuations and perceived market risks. Further, the Portfolio Manager will evaluate relative option premiums in determining preferred option contract terms, such as strike prices and expiration dates.
The Fund may also purchase and write call and put options that are not part of an options spread for speculative purposes, to enhance returns and as a means of further hedging. Such options may include options on indices, ETFs and securities, including
3 Hedged Option Premium Strategy Fund

writing (selling) both covered (i.e., where the Fund holds an equivalent position in the instrument underlying the option) and uncovered calls on securities (i.e., where the Fund does not own the instrument underlying the option and must purchase the underlying instrument to meet its call obligations). The Fund’s written put options that are not part of an options spread will typically be fully collateralized.
The Fund’s investments in fixed income instruments may be of any duration and may include U.S. Treasury securities and other securities issued by the U.S. government and its agencies and instrumentalities, corporate debt securities, cash and cash equivalents, mortgage-backed securities and asset-backed securities. The Fund’s fixed income instruments will be primarily investment grade and are intended to provide liquidity and preserve capital and will serve as collateral for the Fund’s investments in options. The Fund considers fixed income instruments to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Manager to be of comparable quality. The premiums received by the Fund for writing options also will generally be invested in fixed income instruments, money market mutual funds and ETFs. Because the Fund will use options to gain exposure to the equity markets, and because options will not require the Fund to deposit the full notional amount (i.e., the aggregate market value of the underlying reference asset) of the investment, the Fund will invest a significant amount of its total assets in fixed income instruments, money market mutual funds and ETFs; thus its investments in options generally will not constitute a significant amount of its total assets, even though its notional exposure may equal or exceed 100% of the Fund’s total assets.
While the Fund may invest in both American-style and European-style options, for efficient portfolio management the Portfolio Manager generally prefers European-style options, which can be exercised only at expiration, as opposed to American-style options, which can be exercised at any time prior to the option’s expiration.
In an effort to achieve its goal, the Fund may engage in active and frequent trading.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity and fixed income markets, the Portfolio Manager's evaluation of those developments, and the success of the Portfolio Manager in implementing the Fund’s investment strategies. The Fund's use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Derivatives Risk. Use of derivatives, such as options, is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the
4 Hedged Option Premium Strategy Fund

Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility (known as implied volatility), which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors. By writing call and put option spreads on underlying instruments, the Fund’s returns over each will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s share price. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s strategy may not perform as anticipated. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Market Capitalization Risk. To the extent the Fund gains exposure to securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
5 Hedged Option Premium Strategy Fund

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Model Risk. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred. The performance of the investment models may be impacted by software or other technology malfunctions, programming inaccuracies, and similar circumstances.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
New Fund Risk. The Fund may not be successful in implementing its investment strategy, and its investment strategy may not be successful under all future market conditions, either of which could result in the Fund being liquidated at some future time without shareholder approval and/or at a time that may not be favorable for some shareholders. New funds may not attract sufficient assets to achieve investment, trading or other efficiencies.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility,
6 Hedged Option Premium Strategy Fund

especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
PERFORMANCE
Performance history will be included for the Fund after the Fund has been in operation for one calendar year. Until that time, visit www.nb.com or call 800-366-6264 for performance information. Past performance (before and after taxes) is not a prediction of future results.
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGER
Derek Devens, CFA, Managing Director, joined the firm in 2016 and has been a Portfolio Manager for the Fund since its inception in 2017.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through investment providers, such as banks, brokerage firms, retirement plan administrators, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Class R6 shares.
For certain institutional investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton,
7 Hedged Option Premium Strategy Fund

MA 02021), or by wire, fax, telephone or exchange (call 800-366-6264 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.
The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your investment provider to determine whether it imposes minimum purchase requirements.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If an investor purchases shares of another class of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of shares of those other classes of the Fund and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund or that other class over another investment. No such payments are made with respect to Class R6. To the extent the Fund makes such payments with respect to another class, they can come only out of the assets of that other class.
8 Hedged Option Premium Strategy Fund

Neuberger Berman Long Short Credit Fund
Class R6 (NRLNX)
GOAL
The Fund seeks total return, including current income, consistent with managing volatility and preservation of capital.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.63
Distribution and/or shareholder service (12b-1) fees	None
Total other expenses	1.33
Other expenses	1.29
Dividend and interest expense relating to short sales	0.04
Total annual operating expenses	1.96
Fee waiver and/or expense reimbursement	1.22
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	0.74
[1]	“Management fees” have been restated to reflect current advisory fees.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) are limited to 0.68% of average net assets. This undertaking lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class R6 will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.68% of its class’ average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class R6	$76	$237	$694	$1,967
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 123% of the average value of its portfolio.
9 Long Short Credit Fund

Principal Investment Strategies
To pursue its goal, the Fund employs a fundamentally driven global long/short credit strategy that utilizes a multi-disciplinary approach focused on bottom-up analysis while also considering the macroeconomic environment. The multi-disciplinary approach employed by the Fund includes the following sub-strategies: (i) directional long/short; (ii) relative value/capital structure arbitrage; and (iii) opportunistic. The directional long/short strategy typically focuses on taking long positions in securities issued by companies that the Portfolio Managers believe have sound balance sheets and favorable credit fundamentals and short positions in securities issued by companies that the Portfolio Managers believe have weakening credit fundamentals. Short positions involve selling a security the Fund does not own or buying a derivative on a security in anticipation of fundamental credit deterioration and a subsequent decline in price. Relative value investing seeks to capture profit opportunities that arise from the changing price relationship between securities that share similar industry, economic or financial characteristics. Capital structure arbitrage seeks to profit by taking long and short positions in different securities within a single company’s capital structure. The opportunistic strategy focuses on what the Portfolio Managers believe to be attractive short term trading opportunities that may include newly issued bonds.
The Fund will not be constrained by management against an index. The selection of the Fund’s investments is not ratings driven and its portfolio includes debt securities across the ratings spectrum, including investment grade securities, below investment grade securities (commonly known as “junk bonds”) and unrated securities of corporate entities and governments located in both developed and emerging markets. The Fund may invest without limit in below investment grade securities. The Fund will invest across the capital structure of corporate issuers, including investments in senior secured and unsecured debt, subordinated debt, convertible securities, preferred securities and common stock as well as derivative instruments that provide exposure to such securities. The Fund will use both long and short positions and at times may be long and short different securities of the same issuer.
The Fund’s investments may include securities issued by domestic and foreign governments, supra-national entities (e.g., World Bank and International Monetary Fund), corporate entities and trust structures. The Fund may invest in a broad array of bonds and other debt securities, including: corporate bonds; securities issued by foreign governments; securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; inflation-linked debt securities issued by domestic and foreign governments or corporate entities; municipal issuers within the U.S. and its territories; when-issued and forward-settling securities; mortgage-backed securities and other asset-backed securities; subordinated debt securities (commonly known as “mezzanine securities”), hybrid securities (including convertible securities), loans (including bridge loans and loan participations), trade claims (i.e., claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation), exchange-traded funds (ETFs) and commercial paper. The Fund’s investments may be contractually performing or nonperforming as well as those that are in default or have defaulted with respect to the payment of interest or repayment of principal. The Fund may also invest directly in foreign currencies or use derivatives that provide investment exposure to foreign currencies for hedging or other investment purposes. The Fund may also invest in preferred securities and common stock.
The Fund may use derivatives without limitation, primarily futures, forward contracts (including interest rate and foreign currency forward contracts), options and swaps (including total return swaps, credit default swaps, interest rate swaps and options on swaps (swaptions)). Any of these derivatives may be used in an effort to: enhance returns; manage or adjust the risk profile of the Fund or the risk of individual positions; replace more traditional direct investments; obtain exposure to certain markets; establish net short or long positions for individual markets, currencies or securities; adjust the duration of the Fund’s portfolio; hedge risk; manage volatility; or alter the Fund’s exposure to currencies, interest rates, sectors, and individual issuers. The Portfolio Managers may choose not to hedge the Fund’s positions. To make additional investments in accordance with its investment strategy, the Fund also may invest the cash proceeds generated from a reverse repurchase agreement. The use of this and other practices creates leverage and increases both investment opportunity and investment risk.
The Fund may invest in bonds and other debt securities of any maturity. The Fund does not seek to maintain any specific target average duration. In an effort to achieve its goal, the Fund may engage in active and frequent trading.
The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of credit-related instruments. For purposes of this policy, credit related instruments include, but are not limited to, debt securities issued by the U.S. government and its agencies or instrumentalities, foreign governments or supra-national entities, bonds and other debt instruments issued by corporate entities and trust structures, mortgage-related and asset backed securities, preferred securities, structured products, mezzanine securities, floating, variable and fixed rate loans or debt and convertible debt securities and other investments providing exposure to the global credit markets. The Fund will not alter this
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policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the global credit markets, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments, reverse repurchase agreements, and short sales will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Capital Structure Arbitrage Risk. Capital structure arbitrage involves the risk that underlying relationships between securities in which investment positions are taken may change in an adverse manner or in an unanticipated manner, in which case the Fund may realize losses.
Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer. Issuers generally do not register their commercial paper with the SEC. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to
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the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The prices of such securities may be subject to periods of abrupt and erratic market movements
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and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. Repayment of the original principal upon maturity (as adjusted upward for inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In periods of deflation, the Fund may have no income at all from such investments. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.
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Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions, when-issued and forward-settling securities, reverse repurchase agreements and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Fund may also purchase a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
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Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Model Risk. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred. The performance of the investment models may be impacted by software or other technology malfunctions, programming inaccuracies, and similar circumstances.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.
Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds.
Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
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Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Reverse Repurchase Agreements Risk. In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. Reverse repurchase agreements are viewed as a form of borrowing or leverage and may increase fluctuations in the Fund's net asset value.
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Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.
Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.
The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
Trade Claims Risk. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest or other current income and are typically unsecured, and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy or reorganization proceeding. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the nature of the claims purchased.
Trade claims may not be considered “securities.” As a result, any gains from the disposition may not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended (“Code”). To qualify as a “regulated investment company” under the Code, and be eligible to receive “modified pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
17 Long Short Credit Fund

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.
PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy.
Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q3 '16, 2.70%
Worst quarter:    Q1 '16, -1.03%
18 Long Short Credit Fund

average annual total % returns as of 12/31/17
Long Short Credit Fund	1 Year	Since Inception (6/29/2015)
Return Before Taxes	4.42	1.15
Return After Taxes on Distributions	2.62	-0.09
Return After Taxes on Distributions and Sale of Fund Shares	2.48	0.30
HFRX Fixed Income–Credit Index (reflects deductions for fees and expenses, but reflects no deduction for taxes)	3.87	0.96
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54	2.98
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is managed by Rick Dowdle (Managing Director of the Manager) and Norman Milner (Managing Director of the Manager). Each of the portfolio managers have managed the Fund since its inception in 2015.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through investment providers, such as banks, brokerage firms, retirement plan administrators, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Class R6 shares.
For certain institutional investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone or exchange (call 800-366-6264 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.
The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your investment provider to determine whether it imposes minimum purchase requirements.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If an investor purchases shares of another class of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of shares of those other classes of the Fund and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund or that other class over another investment. No such payments are made with respect to Class R6. To the extent the Fund makes such payments with respect to another class, they can come only out of the assets of that other class.
19 Long Short Credit Fund

Neuberger Berman Multi-Asset Income Fund
Class R6 (NRANX)
GOAL
The Fund seeks attractive current income with consideration also given to capital appreciation.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	0.53
Distribution and/or shareholder service (12b-1) fees	None
Other expenses	2.45
Acquired fund fees and expenses	0.25
Total annual operating expenses	3.23
Fee waiver and/or expense reimbursement	2.55
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.68
[1]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) are limited to 0.58% of average net assets. This undertaking lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class R6 will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.58% of its class’ average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense. In addition, for so long as the Fund invests any assets in an affiliated Underlying Fund (as defined below), the Manager undertakes to waive a portion of the Fund’s advisory fee equal to the advisory fee it receives from such affiliated Underlying Fund on those assets. This undertaking may not be terminated without the consent of the Board of Trustees.
Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class R6	$69	$218	$964	$2,949
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.
20 Multi-Asset Income Fund

Principal Investment Strategies
To pursue its goal, the Fund employs a fundamental and quantitative approach to allocating the Fund’s assets among various investment strategies that primarily invest in U.S. and non-U.S. debt securities, income-oriented equity securities, and currencies. The Fund seeks to generate returns primarily through asset allocation and security selection, utilizing a range of the Manager’s investment expertise. The Fund may also obtain investment exposure to these asset classes through investments in exchange traded funds (“ETFs”) or other investment companies, including those managed by the Manager (“Underlying Funds”), or through the use of derivatives. The Fund’s allocation to equity securities is achieved primarily by investing directly in equity securities. All or a portion of the Fund’s allocation to debt securities is achieved by investing in Underlying Funds, with the remainder of the allocation, if any, achieved by investing directly in such securities. For a portion of the Fund’s allocation to debt and equity securities and certain other investments, including derivatives, investments may be chosen by a select group of the Manager’s portfolio managers (“Underlying Managers”).
The Portfolio Managers make asset allocation decisions and seek to identify investment opportunities using a variety of fundamental and quantitative analyses and may use the Manager’s fundamental research capabilities in analyzing the overall investment opportunities and risks among the various asset classes and investment strategies. The Portfolio Managers review the Fund’s asset allocations and seek to identify asset classes, sectors, securities and other investment opportunities that appear attractively valued. Opportunities to invest in different asset classes or to adjust allocations among existing asset classes may be identified based on numerous factors, including analysis of historic and projected relative returns, economic factors, industry cycles, volatility forecasts, and political trends, among other factors impacting global financial markets.
The Portfolio Managers have considerable latitude in selecting the Fund’s investments and may adjust the Fund’s portfolio and overall risk profile by making tactical decisions to overweight or underweight particular asset classes or sectors based on their outlook, as well as the views of the Manager’s asset allocation committee, on the global economy and markets. The Portfolio Managers may adjust the Fund’s overall exposure, including by making changes to the allocations among asset classes, and there is no requirement as to the percentage of the Fund’s assets that must be invested in any asset class.
Each of the Underlying Managers employs either a fundamental or quantitative approach, or a combination of both approaches, when making investment decisions. They utilize bottom up, research-driven processes to identify investments that they believe have the ability to deliver value to their shareholders over the long term.
The Fund’s investments may include: (i) long and short investments in debt securities, including debt securities issued by corporate entities and trust structures throughout the world (including the U.S. and emerging markets), domestic and foreign governments and their agencies and/or instrumentalities, supra-national entities (e.g., World Bank, International Monetary Fund) and quasi-sovereign entities (i.e., issuers that are directly or indirectly wholly-owned by a government or that are explicitly guaranteed by a government), loans and related assignments and participations, inflation-protected securities, convertible bonds, commercial paper, mortgage- and asset-backed securities and collateralized debt obligations; (ii) long and short investments in equity securities of companies of any market capitalization throughout the world (including the U.S. and emerging markets), which may include common and preferred stocks, and depositary receipts; (iii) real estate investment trusts (“REITs”); (iv) master limited partnerships (“MLPs”); (v) securities and other instruments that provide exposure to commodities and similar assets; (vi) foreign currencies; and (vii) certain derivative instruments. The Fund’s debt investments may be of any maturity, duration and credit rating, including, without limit, investments in below investment grade securities, commonly known as “junk bonds.” The Fund may also engage in when-issued and forward-settling transactions (such as to-be-announced mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued at a later date. To gain exposure to commodities and other similar assets, the Fund may invest in other investment companies managed by the Manager that invest in a wholly owned subsidiary.
The Fund may use derivatives without limitation and intends to invest primarily in four categories: (i) futures contracts based on indices, government bonds, interest rates and currencies; (ii) forward foreign currency contracts; (iii) swaps, including interest rate swaps and total return swaps on broad-based indices; and (iv) call and put options on securities and indices including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts on securities and indices. All of these derivatives may be used in an effort to: enhance returns; manage or adjust the risk profile of the Fund or the risk of individual positions; replace more traditional direct investments; obtain or reduce exposure to certain markets; establish net short or long positions for markets, currencies or securities; adjust the duration of the Fund’s fixed income securities; or alter the Fund’s exposure to markets, currencies, interest rates, sectors and issuers.
In an effort to achieve its goal, the Fund may engage in active and frequent trading.
21 Multi-Asset Income Fund

PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the fixed income, equity and currency markets, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments and short sales will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
The Fund’s investment program requires that the Portfolio Managers understand a variety of instruments traded in markets around the world, the relationships among those instruments and markets, and their relationship to broader political and economic events and trends. A failure to properly understand those instruments or relationships, or to identify and take into account changes in their relationship, may result in losses to the Fund.
The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the strength of economic signals, consistency of investment views, risk forecasts, the accuracy of the overall investment models, new regulation in the U.S. and other countries and the Portfolio Managers’ asset allocation decisions. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in Underlying Funds:
Asset Allocation Risk. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes. An asset allocation strategy that seeks to reduce portfolio risk by simultaneously investing in non-correlated asset classes may be negatively impacted if correlations change abruptly or unexpectedly.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer. Issuers generally do not register their commercial paper with the SEC. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.
Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities including, but not limited to, interest rate risk and credit risk.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
22 Multi-Asset Income Fund

Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
23 Multi-Asset Income Fund

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
24 Multi-Asset Income Fund

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. Repayment of the original principal upon maturity (as adjusted upward for inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In periods of deflation, the Fund may have no income at all from such investments. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions, when-issued and forward-settling securities and securities lending may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Fund may also purchase a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted
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may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies, and may be difficult to value. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and
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other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private Placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.
Quantitative Investing and Other Model Risk. The Fund's investment strategies may employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process. To a significant extent, the performance of a strategy that utilizes quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity
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securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Risks of Investing in Affiliated Underlying Funds. The Fund may invest in affiliated Underlying Funds. The investment performance of the Fund is directly related to the investment performance of those affiliated Underlying Funds and to the allocation of its assets among those affiliated Underlying Funds. To the extent the Fund’s assets are invested in an affiliated Underlying Fund, the Fund is exposed to the same principal risks as the affiliated Underlying Fund. The Fund is also exposed to the affiliated Underlying Funds’ expenses in direct proportion to the allocation of its assets to the affiliated Underlying Funds, which could result in the duplication of certain fees, including the administration fees that are paid to Neuberger Berman Investment Advisers LLC (“NBIA”). NBIA is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however, because the Manager has undertaken to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.
The Fund may invest in affiliated Underlying Funds and is subject to the following additional risk, in addition to other risks.
Commodity Risk. An Underlying Fund’s investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Underlying Fund to greater volatility than investments in traditional securities.
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The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent an Underlying Fund focuses its investments in a particular commodity in the commodities market, the Underlying Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. Because an Underlying Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Underlying Fund’s shares.
Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Underlying Fund may be unable to exit its position.
Repurchase Agreement Risk. Repurchase agreements generally are for a short period of time and involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may result in costs, delays, and/or losses to the Underlying Fund.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.
Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.
The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
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Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.
PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy.
Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q2 '16, 5.34%
Worst quarter:    Q4 '16, -1.39%
30 Multi-Asset Income Fund

average annual total % returns as of 12/31/17
Multi-Asset Income Fund	1 Year	Since Inception (3/27/2015)
Return Before Taxes	11.66	5.07
Return After Taxes on Distributions	10.13	3.67
Return After Taxes on Distributions and Sale of Fund Shares	6.83	3.41
60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500 Index (reflects no deduction for fees, expenses or taxes)	10.55	6.13
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54	2.00
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is co-managed by Erik Knutzen (Multi-Asset Class Chief Investment Officer of Neuberger Berman Group LLC and Managing Director of the Manager), Brad Tank (Managing Director, Chief Investment Officer and Global Head of Fixed Income of the Manager), and Ajay Jain (Portfolio Manager).
Messrs. Knutzen, Tank and Jain have each managed the Fund since its inception in 2015.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through investment providers, such as banks, brokerage firms, retirement plan administrators, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Class R6 shares.
For certain institutional investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone or exchange (call 800-366-6264 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.
The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your investment provider to determine whether it imposes minimum purchase requirements.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If an investor purchases shares of another class of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of shares of those other classes of the Fund and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund or that other class over another investment. No such payments are made with respect to Class R6. To the extent the Fund makes such payments with respect to another class, they can come only out of the assets of that other class.
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Neuberger Berman U.S. Equity Index PutWrite Strategy Fund
Class R6 (NUPRX)
GOAL
The Fund seeks long-term growth of capital and income generation.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	0.53
Distribution and/or shareholder service (12b-1) fees	None
Other expenses	0.41
Total annual operating expenses	0.94
Fee waiver and/or expense reimbursement	0.35
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.59
[1]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) are limited to 0.58% of average net assets. This undertaking lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class R6 will repay the Manager for fees and expenses waived or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 0.58% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class R6	$60	$189	$412	$1,053
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to most derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund seeks to achieve its goal primarily through a strategy of writing collateralized put options on both U.S. indices, including the S&P 500® Index and the Russell 2000® Index, and exchange traded funds (“ETFs”). The Fund attempts to generate
32 U.S. Equity Index PutWrite Strategy Fund

returns through the receipt of option premiums from selling puts, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the Fund held the underlying equity index on which the options are written. The Fund’s investments in fixed income instruments may be of any duration and may include U.S. Treasury securities and other securities issued by the U.S. government and its agencies and instrumentalities, corporate debt securities, cash and cash equivalents, mortgage-backed securities and asset-backed securities. The Fund also may invest in money market mutual funds and ETFs.
In a put writing strategy, the Fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the Fund would earn the full premium upon the option’s expiration or a portion of the premium upon the option’s early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price. The proceeds received by the Fund for writing put options will generally be invested in fixed income instruments, money market mutual funds and ETFs in order to seek to offset any liabilities the Fund incurs from writing put options.
The Portfolio Manager will select option investments based on his estimate of current and future market volatility levels, underlying instrument valuations and perceived market risks. Further, the Portfolio Manager will evaluate relative option premiums in determining preferred option contract terms, such as strike prices and expiration dates.
At the time of writing (selling) a put option, the aggregate investment exposure, as measured on a notional basis (i.e., the value of the underlying instrument at its strike price), of the options written by the Fund will generally be equal to 100% of the Fund’s total assets. The Fund’s aggregate investment exposure, as measured on a notional basis, may be greater than 100% of the Fund’s total assets from time to time but it will not exceed 125% of its total assets.
The Fund’s fixed income instruments will be primarily investment grade and are intended to provide liquidity and preserve capital and will serve as collateral for the Fund’s investments in options. The Fund considers fixed income instruments to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Manager to be of comparable quality. The premiums received by the Fund for writing options also will generally be invested in fixed income instruments, money market mutual funds and ETFs in order to seek to offset any liabilities the Fund incurs from writing options. Because the Fund will use options to gain exposure to the equity markets, and because options will not require the Fund to deposit the full notional amount of the investment, the Fund will invest a significant amount of its total assets in fixed income instruments, money market mutual funds and ETFs. Its investments in options generally will not constitute a significant amount of its total assets, however, the aggregate investment exposure of its investments in options, as discussed above, generally will be equal to 100% of its total assets.
While the Fund may invest in both American-style and European-style options, for efficient portfolio management the Portfolio Manager generally prefers European-style options, which can be exercised only at expiration, as opposed to American-style options, which can be exercised at any time prior to the option’s expiration. The Fund may purchase and write call options on securities and indices, including writing (selling) both covered (i.e., where the Fund holds an equivalent position in the instrument underlying the option) and uncovered calls (i.e., where the Fund does not own the instrument underlying the option and must purchase the underlying instrument to meet its call obligations). The Fund may also purchase put options, including purchasing puts on security indices and put spreads on indices (i.e., buying and selling an equal number of puts on the same index with differing strike prices or expiration dates).
In an effort to achieve its goal, the Fund may engage in active and frequent trading.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity and fixed income markets, the Portfolio Manager's evaluation of those developments, and the success of the Portfolio Manager in implementing the Fund’s investment strategies. The Fund's use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
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The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Derivatives Risk. Use of derivatives, such as options, is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility (known as implied volatility), which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
34 U.S. Equity Index PutWrite Strategy Fund

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Market Capitalization Risk. To the extent the Fund gains exposure to securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Model Risk. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred. The performance of the investment models may be impacted by software or other technology malfunctions, programming inaccuracies, and similar circumstances.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
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Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
PERFORMANCE
The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the last calendar year. The table below the bar chart shows what the returns would equal if you averaged out
36 U.S. Equity Index PutWrite Strategy Fund

actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy.
Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q1 '17, 3.74%
Worst quarter:    Q4 '17, 2.14%
average annual total % returns as of 12/31/17
U.S. Equity Index PutWrite Strategy Fund	1 Year	Since Inception (9/16/2016)
Return Before Taxes	11.48	12.11
Return After Taxes on Distributions	9.40	10.38
Return After Taxes on Distributions and Sale of Fund Shares	7.14	8.76
85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index (reflects no deduction for fees, expenses or taxes)	10.38	11.25
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGER
Derek Devens, CFA, (Managing Director of the Manager), joined the firm in 2016 and has been a Portfolio Manager for the Fund since its inception in 2016.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through investment providers, such as banks, brokerage firms, retirement plan administrators, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Class R6 shares.
37 U.S. Equity Index PutWrite Strategy Fund

For certain institutional investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone or exchange (call 800-366-6264 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.
The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your investment provider to determine whether it imposes minimum purchase requirements.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If an investor purchases shares of another class of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of shares of those other classes of the Fund and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund or that other class over another investment. No such payments are made with respect to Class R6. To the extent the Fund makes such payments with respect to another class, they can come only out of the assets of that other class.
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Descriptions of Certain Practices and Security Types
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks and other securities that pay interest or dividends and are convertible into or exchangeable for common stocks. Convertible securities generally have some features of common stocks and some features of debt securities. In general, a convertible security performs more like a stock when the underlying stock's price is high relative to the conversion price (because it is assumed that it will be converted into the stock) and performs more like a debt security when the underlying stock's price is low relative to the conversion price (because it is assumed that it will mature without being converted). Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer's common stock, but lower than the yield of the issuer's debt securities.
Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.
Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. If the holder exercises an uncovered call option, the seller of the option may have to buy the underlying asset at the current market price to fulfill its obligation. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.
Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.
Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.
Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.
Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.
There are various types of swaps including, but not limited to, the following: interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); credit default swaps (buying or selling protection against certain designated credit events); and options on swaps (“swaptions”) (options to enter into a swap agreement).
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Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.
Equity Securities. Equity securities may include common stock, preferred stocks, REITs, and convertible preferred stock.
Fixed Income Securities. Debt securities may include securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; mortgage-backed securities and other asset-backed securities; and loans. Debt securities may include fixed and floating rate debt securities issued by domestic and foreign governments, corporate entities and trust structures that may or may not pay interest at the time of issuance.
Inflation-Linked Debt Securities. Inflation-linked debt securities are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-linked debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Loans. Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which a Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. A Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.
Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities may include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.
Master Limited Partnerships. MLPs are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded and are freely traded on a securities exchange or in the over-the-counter market. The majority of MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the security holder level and generally are not subject to federal or state income tax at the partnership level. Annual income, gains, losses, deductions and credits of an MLP pass-through directly to its security holders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the MLP.
REITs. A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. A domestic REIT is not taxed on net income and net realized gains that are distributed to its shareholders, provided it complies with certain requirements of the Internal Revenue Code of 1986, as amended, and similar treatment may also apply to foreign REITs under the laws in which they are formed. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
Short Sales. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.
Additional Information about Principal Investment Risks
This section provides additional information about a Fund’s principal investment risks described in its Fund Summary section. The following risks are described in alphabetical order and not in order of importance or potential exposure. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Underlying Funds and other investment companies.
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Asset Allocation Risk. The asset classes in which the Fund invests may perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its allocation among asset classes. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes. An asset allocation strategy that seeks to reduce portfolio risk by simultaneously investing in non-correlated asset classes may be negatively impacted if correlations change abruptly or unexpectedly.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Capital Structure Arbitrage Risk. Capital structure arbitrage involves the risk that underlying relationships between securities in which investment positions are taken may change in an adverse manner or in an unanticipated manner, in which case the Fund may realize losses.
Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs carry risks including, but not limited to, (i) the possibility that distributions from the underlying debt securities will not be adequate to make interest or other payments, (ii) the quality of the underlying debt securities may decline in value or default, particularly during periods of economic downturn, (iii) the Fund may invest in CDOs that are subordinate to other classes of securities, and (iv) the complex structure may produce disputes with the issuer or unexpected investment results. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities including, but not limited to, interest rate risk and credit risk.
Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Issuers generally do not register their commercial paper with the SEC. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.
Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings
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represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Entities providing credit or liquidity support also may be affected by credit risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.
Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.
When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed.
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Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.
Additional risks associated with certain types of derivatives are discussed below:
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Changes in the Law Governing Derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.
Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. These securities may present a substantial risk of default, including the
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loss of the entire investment, or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or
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currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.
The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings.
Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Repayment of the original principal upon maturity (as adjusted upward for inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.
Any increase in the principal value of an inflation-linked debt security is taxable in the year the increase occurs, even though the security’s holders do not receive cash representing the increase until the security matures.
The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.
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Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions, when-issued and forward-settling securities, securities lending, and reverse repurchase agreements may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund utilizes certain of these practices, it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings at unfavorable times or prices.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.
Alternatively, the Fund may acquire a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the lending bank or other party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, lower-rated debt securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely
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payment of principal and interest. Lower-rated debt securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.
The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.
Market Capitalization Risk (Small-, Mid- and Large-Cap Companies Risk). To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of securities by the underperformance of a sector or during market downturns. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities and the Fund may not be able to liquidate a position at a particular time.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects.
Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies, and may be difficult to value. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The risks of investing in an MLP generally include those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the
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right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Model Risk. To a significant extent, the Fund’s performance will depend on the success of implementing and managing models that assist in allocating the Fund’s assets. Fund performance will also be affected by the fundamental analysis and inputs used by models regarding investments. Models may be employed that turn out not to be well-suited to prevailing market conditions. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events specific to particular corporations, or major events external to the operation of markets, cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred. The performance of the investment models may be impacted by software or other technology malfunctions, programming inaccuracies, and similar circumstances.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities differ from more traditional debt securities because the principal is paid back over the life of the security rather than at the security’s maturity; however, principal may be repaid early if a decline in interest rates causes many borrowers to refinance (known as repayment risk), or repaid more slowly if a rise in rates causes refinancings to slow down (known as extension risk). Thus, they tend to be more sensitive to changes in interest rates than other types of debt securities and as a result, these securities may exhibit additional volatility during periods of interest rate turmoil. In addition, investments in mortgage- and asset-backed securities may be subject to call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may hinder its ability to pay interest and principal. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. The amount of public information available about municipal securities is generally less than that available about corporate securities.
In the case of insured municipal securities, insurance supports the commitment that interest payments will be made on time and the principal will be repaid at maturity. Insurance does not, however, protect the Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.
Municipal issuers may be adversely affected by high labor costs and increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. The secondary market for municipal securities may not be very liquid, which could limit the Fund’s ability to sell securities it is holding. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other
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things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Fund and its shareholders.
The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities are securities that are subject to legal restrictions on their sale and may not be sold to the public unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their sale. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a
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less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a private placements or other restricted security, so it may be less able to predict a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be unable to sell the securities.
Quantitative Investing and Other Model Risk. The Fund's investment strategies may employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process.
Each component of the investment process has elements that present the possibility for human error. Because the financial markets are constantly evolving, most trading systems and models require continual monitoring and enhancements. There is no guarantee that such enhancements to the various quantitative models will be identified or implemented on a timely basis or that they will be successful. The use of a trading system or model that is not effective could at any time have a material adverse effect on the performance of the Fund. The successful deployment of the portfolio construction process could be severely compromised by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs, malicious code such as “worms,” viruses or system crashes or various other events or circumstances within or beyond the control of the Portfolio Managers.
To a significant extent, the performance of a strategy that uses quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Investment process errors are those errors that occur during the process of generating trade list recommendations for the strategy. Examples of investment process errors include analytical errors, software errors, program code errors, development errors and implementation errors.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies, movement away from the tighter financial industry regulations that followed the 2008 financial crisis, and enactment of a reduced corporate tax rate (as the U.S. recently did). The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics
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indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated.
Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.
Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend.
REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some of the REIT securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.
Reverse Repurchase Agreements Risk. In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. In such a case, the Fund may incur expenses in enforcing its rights under the reverse repurchase agreement. Reverse repurchase agreements also require that Fund have sufficient cash available to repurchase the securities when required. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s
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assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security.
Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.
Risks of Investing in Affiliated Underlying Funds. The Fund may invest in affiliated Underlying Funds. The investment performance of the Fund is directly related to the investment performance of those affiliated Underlying Funds and to the allocation of its assets among those affiliated Underlying Funds. To the extent the Fund’s assets are invested in an affiliated Underlying Fund, the Fund is exposed to the same principal risks as the affiliated Underlying Fund. The Fund is also exposed to the affiliated Underlying Funds’ expenses in direct proportion to the allocation of its assets to the affiliated Underlying Funds, which could result in the duplication of certain fees, including the administration fees that are paid to Neuberger Berman Investment Advisers LLC (“NBIA”). NBIA is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however, because the Manager has undertaken to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.
The Neuberger Berman Multi-Asset Income Fund may invest in affiliated Underlying Funds and is subject to the following additional risk, in addition to other risks.
Commodity Risk. An Underlying Fund’s investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Underlying Fund to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent an Underlying Fund focuses its investments in a particular commodity in the commodities market, the Underlying Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. Because an Underlying Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Underlying Fund’s shares.
Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default at the time of investment. The Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Underlying Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Underlying Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.
Repurchase Agreement Risk. Repurchase agreements generally are for a short period of time and involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase
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agreement, which may result in costs, delays, and/or losses to the Underlying Fund. In such a case, the Underlying Fund may incur expenses in enforcing its rights under the repurchase agreement. Repurchase agreements also involve the risk that an Underlying Fund could lose money if the underlying instruments used as collateral lose their value before they can be sold, or if an Underlying Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.
Short Sale Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction.
Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.
The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund. The Fund incurs expenses for borrowing securities that may include fees paid to the lender and amounts equal to dividends or interest paid by the borrowed security.
When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.
Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.
The Fund may also invest in obligations issued by supranational entities, such as the World Bank. A supranational entity is financially supported by the governments of one or more countries, has no taxing authority, and is dependent on its members for payments of interest and principal. There is no guarantee that the members will continue to make capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
Trade Claims Risk. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest or other current income and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, trade
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claims may be purchased in bankruptcy or reorganization proceedings and there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of such proceedings. Trade claims may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims are subject to risks not generally associated with standardized securities and instruments due to the nature of the claims purchased. These risks include the risk that the debtor may contest the allowance of the claim due to disputes the debtor has with the original claimant or the inequitable conduct of the original claimant, or due to administrative errors in connection with the transfer of the claim. Recovery on allowed trade claims in a bankruptcy proceeding may also be impaired if the anticipated amount payable on unsecured claims in the bankruptcy is not realized or if the timing of the bankruptcy distribution is delayed. As a result of the foregoing factors, trade claims are also subject to the risk that if the Fund does receive payment, it may be in an amount less than what the Fund paid for or otherwise expects to receive in respect of the claim.
In addition, because they are not negotiable instruments, trade claims are typically less liquid than negotiable instruments. Given these factors, trade claims often trade at a discount to instruments in the same level in a company’s capital structure.
Additionally, gains from the disposition of trade claims, if any, may not be considered “qualifying income” under the Code. To qualify as a RIC under the Code, and be eligible to receive “modified pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.
In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.
Valuation Risk. The price at which the Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Conversely, variable and floating rate instruments will not generally rise in value if market interest rates decline. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
Certain variable and floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the instrument from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the
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instrument, and the Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate instruments typically only reset periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Fund’s value to the extent that it invests in variable rate instruments.
When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities (such as to-be-announced (TBA) mortgage-backed securities) involve a commitment by the Fund to purchase or deliver securities at a later date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund’s share value. Accordingly, the purchase of such securities involves a risk of loss if the value of the security to be purchased declines before the settlement date. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price. The Fund will segregate appropriate liquid assets having a market value at least equal to the amount of its purchase commitments. When-issued and forward-settling securities may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations. When-issued and forward-settling securities also are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price. The Fund may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In addition, the purchase of mortgage-backed securities on a TBA basis may result in a Fund incurring increased prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.
Information about Additional Risks
As discussed in the Statement of Additional Information, a Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in the Fund Summary section. For example, should a Fund engage in borrowing or securities lending, it will be subject to the additional risks associated with these practices.
Borrowing money or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. With respect to borrowing, a Fund may borrow money to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The cost to a Fund of borrowing may exceed the profits attained on any such shorts positions. Similarly, a Fund may lend securities and use the collateral obtained from the securities loans as the collateral necessary to borrow a security on which a Fund is taking a short position. Securities lending involves some risk of loss of a Fund’s rights in the collateral should the borrower fail financially.
In addition, a Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, a Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, a Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help a Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect a Fund’s performance and a Fund may not achieve its goal.
A Fund may change its goal without shareholder approval, although it does not currently intend to do so.
Please see the Statement of Additional Information for more information.
Descriptions of Indices
The Bloomberg Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency).
The CBOE Russell 2000® PutWrite Index is designed to represent a proposed hypothetical short put strategy that sells a monthly at-the-money (ATM) Russell 2000 Index put option. The written Russell 2000 put option is collateralized by a money market account invested in one-month Treasury bills.
The CBOE S&P 500® PutWrite Index is designed to represent a proposed hypothetical short put strategy. PUT is an award-winning benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500 Index put options against
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collateralized cash reserves held in a money market account. The PUT strategy is designed to sell a sequence of one-month, at-the-money, S&P 500 Index puts and invest cash at one- and three-month Treasury Bill rates.
The HFRX Fixed Income–Credit Index tracks the performance of hedge fund strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.
The Russell 2000® Index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.
The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.
The 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index blended index is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index (described above) and 40% S&P 500 Index (described above), and is rebalanced monthly.
The 85% CBOE S&P 500® PutWrite Index and 15% CBOE Russell 2000® PutWrite Index blended index is composed of 85% CBOE S&P 500 PutWrite Index (described above) and 15% CBOE Russell 2000 PutWrite Index (described above), and is rebalanced monthly.
Management of the Funds
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing a Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees a Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $295 billion in total assets (as of 12/31/2017) and continue an asset management history that began in 1939.
Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Funds. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.
NBIA may engage one or more of foreign affiliates that are not registered under the 1940 Act (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Funds, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The employees of a participating affiliate are designated to act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The
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Funds will pay no additional fees and expenses as a result of any such arrangements. Neuberger Berman Europe Limited (“NBEL”) is considered a participating affiliate of NBIA pursuant to applicable regulatory guidance.
A discussion regarding the basis for the approval of the Funds' investment advisory agreement by the Board of Trustees is available in the Funds' annual report for the fiscal period ended October 31, 2017.
The Manager has obtained “manager of managers” exemptive relief from the SEC that permits the Manager, subject to the approval of the Board of Trustees, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement with an unaffiliated subadviser for a Fund without obtaining shareholder approval. The exemptive order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under this order, the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. A Fund will notify shareholders of any change in the identity of a subadviser or the addition of a subadviser to a Fund.
Neuberger Berman Hedged Option Premium Strategy Fund: The Fund will pay the Manager a fee at the annual rate of 0.45% of the Fund’s average daily net assets for investment advisory services. Class R6 shares of the Fund pays the Manager fees at the annual rate of 0.08% of the Fund’s average daily net assets allocable to the class for administrative services provided to the class.
Neuberger Berman Long Short Credit Fund: For the 12 months ended 10/31/2017, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.88% of the Fund’s average daily net assets, after advisory fee waiver, for Class R6. Effective February 28, 2018, the Fund pays the Manager a fee at the annual rate of 0.55% of the Fund’s average daily net assets for investment advisory services. Class R6 shares of the Fund pays the Manager fees at the annual rate of 0.08% of the Fund’s average daily net assets allocable to the class for administrative services provided to the class.
Neuberger Berman Multi-Asset Income Fund: For the 12 months ended 10/31/2017, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.37% of the Fund’s average daily net assets, after advisory fee waiver, for Class R6.
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund: For the 12 months ended 10/31/2017, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.53% of average daily net assets, after advisory fee waiver, for Class R6.
Portfolio Managers
Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he or she manages.
Neuberger Berman Hedged Option Premium Strategy Fund
Derek Devens, CFA is a Managing Director of the Manager. Mr. Devens joined the firm in 2016 and is a Senior Portfolio Manager of the Options Group. He has managed the Fund since its inception in 2017. Prior to joining the firm, he was a member of the investment committee at another investment adviser since 2010, where he also served as a portfolio manager since 2012.
Neuberger Berman Long Short Credit Fund
Rick Dowdle is a Managing Director of the Manager. He joined the firm in 2015. Previously he was a co-founder and portfolio manager at another asset management firm since 2008. Mr. Dowdle has been a Portfolio Manager of the Fund since its inception in 2015.
Norman Milner is a Managing Director of the Manager. He joined the firm in 2015. Previously he was a co-founder and portfolio manager at another asset management firm since 2008. Mr. Milner has been a Portfolio Manager of the Fund since its inception in 2015.
Neuberger Berman Multi-Asset Income Fund
Erik Knutzen, CFA, CAIA, is Multi-Asset Class Chief Investment Officer and Managing Director of the Manager. He joined the firm in 2014. Prior to joining the firm, he was the chief investment officer at an investment consulting firm since 2008.
Brad Tank is a Managing Director of the Manager. He joined the firm in 2002 and is the Chief Investment Officer and Global Head of Fixed Income. He is a member of the firm’s Operating, Investment Risk, Asset Allocation and Fixed Income’s
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Investment Strategy Committees, and leads the Fixed Income Multi-Sector Group. He joined the firm after 23 years of experience in trading and asset management.
Ajay Jain, CFA, FCCA, is a Managing Director of NBEL. He joined the firm in 2014. Prior to joining the firm, he was the head of portfolio engineering for funds and advisory services at another financial services firm since 2005.
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund
Derek Devens, CFA, is a Managing Director of the Manager. Mr. Devens joined the firm in 2016 and is a Senior Portfolio Manager of the Options Group. He has managed the Fund since its inception in 2016. Prior to joining the firm, he was a member of the investment committee at another investment adviser since 2010, where he also served as a portfolio manager since 2012.
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Financial Highlights
These financial highlights describe the performance of the Fund's Class R6 shares for the fiscal period indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Hedged Option Premium Strategy Fund—Class R6
YEAR ENDED OCTOBER 31,	2017(1)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	25.00
Plus:
Income from investment operations
Net investment income (loss)(6)	0.09
Net gains (losses)—realized and unrealized	0.40
Subtotal: income (loss) from investment operations	0.49
Minus:
Distributions to shareholders
Income dividends	0.08
Subtotal: distributions to shareholders	0.08
Equals:
Share price (NAV) at end of year	25.41
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	0.58(4)(7)
Gross expenses(2)	6.69(4)(7)
Net investment income (loss)—actual	0.67(4)(7)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)	1.95(5)
Net assets at end of year (in millions of dollars)	2.0
Portfolio turnover rate (%)	0
(1)	Period from 4/12/2017 (beginning of operations) to 10/31/2017.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
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Financial Highlights
These financial highlights describe the performance of the Fund's Class R6 shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Long Short Credit Fund—Class R6
YEAR ENDED OCTOBER 31,	2015(1)	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00	9.75	9.54
Plus:
Income from investment operations
Net investment income (loss)(6)	0.02	0.16	0.38
Net gains (losses)—realized and unrealized	(0.22)	(0.18)	0.12
Subtotal: income (loss) from investment operations	(0.20)	(0.02)	0.50
Minus:
Distributions to shareholders
Income dividends	0.05	0.19	0.39
Subtotal: distributions to shareholders	0.05	0.19	0.39
Equals:
Share price (NAV) at end of year	9.75	9.54	9.65
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	1.14(4)(7)	1.83	1.18
Net expenses (excluding expenses on securities sold short)—actual	1.08(4)(7)	1.04	1.14
Gross expenses(2)	3.49(4)(7)	3.05	2.20
Gross expenses (excluding expenses on securities sold short)(2)	3.44(4)(7)	2.26	2.16
Net investment income (loss)—actual	0.69(4)	1.71	3.93
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)	(2.03)(5)	(0.12)	5.33
Net assets at end of year (in millions of dollars)	4.9	6.1	6.0
Portfolio turnover rate (including securities sold short) (%)	32(5)	190	123
Portfolio turnover rate (excluding securities sold short) (%)	18(5)	197	123
(1)	Period from 6/29/2015 (beginning of operations) to 10/31/2015.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
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Financial Highlights
These financial highlights describe the performance of the Fund's Class R6 shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Multi-Asset Income Fund—Class R6
YEAR ENDED OCTOBER 31,	2015(1)	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00	9.43	9.60
Plus:
Income from investment operations
Net investment income (loss)(6)	0.23	0.32	0.33
Net gains (losses)—realized and unrealized	(0.57)	0.24	0.61
Subtotal: income (loss) from investment operations	(0.34)	0.56	0.94
Minus:
Distributions to shareholders
Income dividends	0.23	0.30	0.35
Capital gain distributions	—	—	—
Tax return of capital	—	0.09	0.01
Subtotal: distributions to shareholders	0.23	0.39	0.36
Equals:
Share price (NAV) at end of year	9.43	9.60	10.18
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses—actual	0.36(4)(7)	0.37	0.42
Gross expenses(2)	3.63(4)(7)	3.78	2.97
Net investment income (loss)—actual	3.93(4)(7)	3.42	3.34
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)	(3.39)(5)	6.16	10.01
Net assets at end of year (in millions of dollars)	3.8	3.9	4.1
Portfolio turnover rate (%)	33(5)	94	84
(1)	Period from 3/27/2015 (beginning of operations) to 10/31/2015.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
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Financial Highlights
These financial highlights describe the performance of the Fund's Class R6 shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund—Class R6
YEAR ENDED OCTOBER 31,	2016(1)	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.00	10.10
Plus:
Income from investment operations
Net investment income (loss)(6)	0.00	0.06
Net gains (losses)—realized and unrealized	0.10	1.26
Subtotal: income from investment operations	0.10	1.32
Minus:
Distributions to shareholders
Income dividends	—	0.05
Capital gain distributions	—	0.03
Subtotal: distributions to shareholders	—	0.08
Equals:
Share price (NAV) at end of year	10.10	11.34
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	0.58(4)(7)	0.58
Gross expenses(2)	3.77(4)(7)	0.93
Net investment income (loss)—actual	0.26(4)(7)	0.55
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)	1.00(5)	13.08
Net assets at end of year (in millions of dollars)	4.8	12.2
Portfolio turnover rate (%)	0(5)	0
(1)	Period from 9/16/2016 (beginning of operations) to 10/31/2016.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if the Manager had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(7)	Organization expenses, which are non-recurring expenses, are included in the ration on a non-annualized basis.
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Your Investment
Maintaining Your Account
Class R6 shares described in this prospectus generally are available only through financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers. For certain investors, shares of the Funds may be available directly from Neuberger Berman BD LLC, the Funds' Distributor.
Class R6 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where shares are held on the books of a Fund through omnibus accounts (either at the plan level or at the level of the financial intermediary), certain products managed by Neuberger Berman or funds in the Neuberger Berman family of funds and certain other investors if approved by the Distributor.
Class R6 shares generally are not available to retail non-retirement accounts, traditional individual retirement accounts (IRAs), Roth IRAs, Coverdell education savings accounts, SEPs, SARSEPs, SIMPLE IRAs, or individual 403(b) plans.
Eligible retirement plans generally may open an account and purchase Class R6 shares by contacting a financial intermediary authorized to sell the Funds' shares. Class R6 shares may not be available through certain financial intermediaries.
Plan participants who are considering an investment in the Funds should contact their employer, retirement plan administrator, or service agent that provides shareholder servicing, record keeping, account maintenance or other services for their retirement plan (“Plan Service Provider”) for details about the Funds that are available under their retirement plan and the procedures for buying and selling shares.
The Funds do not impose minimum purchase requirements for Class R6 shares. However, you should contact your Plan Service Provider to determine whether it imposes minimum purchase requirements.
The Funds do not issue certificates for shares.
For certain investors, shares of the Funds may be available for purchase directly from the Distributor by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021) or by wire, fax, telephone or exchange. Please call 800-866-6264 for an application and instructions.
We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents. We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions. You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses. All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us.
If you bought shares directly from the Distributor, to sell shares send a letter signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions. If by regular, first class mail, send to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. If by express delivery, registered mail, or certified mail, send to Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021. Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded. If you have a designated bank account on your application, you can request that we wire the proceeds to this account. You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH). Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you.
You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:
■	both accounts must have the same registration
■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved
■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.
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The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange. Your ability to exchange to another fund in the fund family may be limited by the availability of a given fund in your retirement plan as determined by your Plan Service Provider.
Every buy or sell order will be processed at the next share price to be calculated after the order has been received in proper form. Purchase orders are deemed “received in proper form” when the Funds' transfer agent has received payment for the shares. Redemption orders are deemed “received in proper form” when the Funds' transfer agent has received your order to sell Fund shares. In the case of certain institutional investors, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. These policies apply to the financial intermediaries who invest in the Funds. Please contact your financial intermediary for its policies.
The Funds typically expect to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Funds' Statement of Additional Information, the Funds also reserve the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.
Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Funds may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.
Under certain circumstances, which may include normal and stressed market conditions, the Funds reserve the right to:
■	suspend the offering of shares
■	reject any exchange or purchase order
■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order
■	change, suspend, or revoke the exchange privilege
■	satisfy an order to sell Fund shares with securities rather than cash
■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)
■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.
The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of a Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees.
Proceeds from the sale of shares—The proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:
■	in unusual circumstances where the law allows additional time if needed
■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.
If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.
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Dividends are earned through the business day on which your redemption order is received in proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable distribution date.
Uncashed checks—We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.
Statements and Confirmations—Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).
Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.
It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor a Fund nor its Transfer Agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.
Financial Intermediaries
Class R6 shares described in this prospectus may be purchased through certain financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers.
The fees and policies outlined in this prospectus are set by the Funds and by the Distributor. However, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy and sell Class R6 shares, investor services, and additional policies.
In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.
A Plan Service Provider or an employee benefits office can provide plan participants with detailed information on how to participate in the plan, elect a Fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, plan participants should contact their Plan Service Provider or their employee benefits office.
Financial intermediaries may provide some of the shareholder servicing and account maintenance services required by plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for Plan Service Providers to provide other investment or administrative services. Financial intermediaries may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this prospectus. These fees and additional amounts could reduce an investment return in Class R6 shares of the Funds.
Information Required from New Accounts
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.
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Share Prices
Because Class R6 shares of each Fund do not have a sales charge, the price you pay for each share of a Fund is the Fund’s net asset value per share. Similarly, because the Funds do not charge fees for selling shares, your Fund pays you the full share price (net asset value) when you sell shares.
If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.
The Funds are generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although a Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.
Each Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, a Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). Check with your financial intermediary to find out by what time your order must be received so that it can be processed the same day. Depending on when your financial intermediary accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.
Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.
Share Price Calculations
The net asset value per share of Class R6 of a Fund is the total value of Fund assets attributable to Class R6 minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well.
A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by a Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by a Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. A Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which a Fund’s share price is calculated.
A Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.
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The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of a Fund’s net asset value by such traders.
Distributions and Taxes
Distributions—Each Fund pays out to its shareholders any net investment income and net realized capital gains. Neuberger Berman Long Short Credit Fund and Neuberger Berman U.S. Equity PutWrite Strategy Fund generally declare and pay income dividends quarterly and Neuberger Berman Multi-Asset Income Fund generally declares income dividends daily and pays them monthly. Gains from foreign currency transactions, if any, are normally distributed in December. A Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.
Unless you designate otherwise, your distributions from a Fund will be reinvested in additional Class R6 shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Class R6 shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact a Fund in writing or by phone if you bought shares directly. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from a Fund will be reinvested in additional Class R6 shares of a Fund or paid to you in cash.
How distributions are taxed—Except for tax-advantaged retirement plans and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.
Fund distributions to qualified retirement plans generally are tax-free. Eventual withdrawals from retirement plans generally are subject to federal income tax.
Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.
Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, a Fund's dividends attributable to “qualified dividend income” (generally, dividends a Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to maximum federal income tax rates for individual shareholders that are lower than the maximum rates for ordinary income (“lower maximum rates”).
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.
If, for any taxable year, a Fund distributes an amount that exceeds the sum of its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year, —which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—plus its accumulated earnings and profits, if any, that excess generally will not be taxable (a so-called “return of capital”), which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).
Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of a Fund’s net income and/or gains.
How share transactions are taxed—When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.
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Additional tax—An individual shareholder’s distributions from a Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from a Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual's “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this tax may have on your investment in Fund shares.
Taxes and You
The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax.
How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.
Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.
Backup Withholding
A Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from a Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.
If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.
Buying Shares Before a Distribution
The money a Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of a Fund just before it makes such a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.
Basis Determination and Reporting
Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with a Fund’s default basis determination method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. A Fund must report to the Internal Revenue Service and furnish to you the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and a Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.
Market Timing Policy
Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to a Fund by requiring a
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portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order, or change, suspend or revoke the exchange privilege.
The Manager applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.
Portfolio Holdings Policy
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.
The complete portfolio holdings for each Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for each Fund (except Multi-Asset Income Fund) are generally posted 15-30 days after the end of each calendar quarter. The complete portfolio holdings for Multi-Asset Income Fund are generally posted 30 days after each month-end.
Each Fund’s (except Multi-Asset Income Fund's) complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Multi-Asset Income Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.
No earlier than five business days after month-end, a Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month or quarter as of month-end or quarter-end, as applicable, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent month or quarter, as applicable, has been posted.
Fund Structure
Each Fund uses a “multiple class” structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class R6 shares of the Funds.
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NEUBERGER BERMAN ALTERNATIVE FUNDS
Class R6 Shares
If you would like further details on these Funds, you can request a free copy of the following documents:
Shareholder Reports. The shareholder reports offer information about each Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year or fiscal period
■	Fund performance data and financial statements
■	portfolio holdings.
Statement of Additional Information (SAI). The SAI contains more comprehensive information on each Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.
The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.
Investment Manager: Neuberger Berman Investment Advisers LLC
Obtaining Information
You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
877-628-2583
Website: www.nb.com
You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.
You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.
Each Fund’s current net asset value per share is made available at: http://www.nb.com/performance.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.
SEC File Number: 811-21715
R0003 02/18

Neuberger Berman Alternative and Multi-Asset Class Funds
	Class A	Class C	Institutional Class
Neuberger Berman Global Allocation Fund	NGLAX	NGLCX	NGLIX
Neuberger Berman Risk Balanced Commodity Strategy Fund	NRBAX	NRBCX	NRBIX
Prospectus February 28, 2018
These securities have not been approved or disapproved by the Securities and Exchange Commission and the Commodity Futures Trading Commission, and the Securities and Exchange Commission and Commodity Futures Trading Commission have not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
Neuberger Berman Alternative and Multi-Asset Class Funds
Fund Summaries
Neuberger Berman Global Allocation Fund	2
Neuberger Berman Risk Balanced Commodity Strategy Fund	16
Descriptions of Certain Practices and Security Types	25
Additional Information about Principal Investment Risks	26
Information about Additional Risks	41
Descriptions of Indices	41
Management of the Funds	42
Financial Highlights	44

Your Investment
Choosing a Share Class	50
Maintaining Your Account	51
Share Prices	56
Privileges and Services	57
Sales Charges	57
Sales Charge Reductions and Waivers	58
Distributions and Taxes	61
Grandfathered Investors	63
Buying Shares—Grandfathered Investors	65
Selling Shares—Grandfathered Investors	66
Market Timing Policy	67
Portfolio Holdings Policy	67
Fund Structure	67
Appendix A	A-1

Fund Summaries
Neuberger Berman Global Allocation Fund
Class A Shares (NGLAX), Class C Shares (NGLCX), Institutional Class Shares (NGLIX)
GOAL
The Fund seeks total return.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 58 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. Although the Fund does not impose any sales charge on Institutional Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in this table.
	Class A	Class C	Institutional Class
Shareholder Fees(fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	0.81	0.81	0.70
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Total other expenses	3.00	2.99	2.86
Acquired fund fees and expenses	0.47	0.47	0.47
Total annual operating expenses	4.53	5.27	4.03
Fee waiver and/or expense reimbursement	3.21	3.21	3.10
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	1.32	2.06	0.93
[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.11%, 1.86% and 0.75% of average net assets, respectively. Each of these undertakings lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.11%, 1.86% and 0.75% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense. In addition, for so long as the Fund invests any assets in an affiliated Underlying Fund (as defined below), the Manager undertakes to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from such affiliated Underlying Fund on those assets. This undertaking may not be terminated without the consent of the Board of Trustees.
2 Global Allocation Fund

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$702	$969	$1,925	$4,355
Class C (assuming redemption)	$309	$646	$1,792	$4,632
Class C (assuming no redemption)	$209	$646	$1,792	$4,632
Institutional Class	$95	$296	$1,214	$3,586
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio when including securities that were sold short and 101% of the average value of its portfolio when excluding securities that were sold short.
Principal Investment Strategies
To pursue its goal, the Fund employs a fundamental and quantitative approach to allocating the Fund’s assets among various investment strategies that primarily invest in U.S. and non-U.S. equity and debt securities, commodities, and currencies. The Fund seeks to generate returns primarily through asset allocation and security selection, utilizing the Manager’s collective investment expertise. The Fund may also obtain investment exposure to these asset classes through investments in exchange traded funds (“ETFs”) or other investment companies, including those managed by the Manager (“Underlying Funds”), or through the use of derivatives. The Fund’s allocation to equity securities is achieved by investing directly in equity securities and by investing in Underlying Funds. The Fund’s allocation to commodities and a portion of the Fund’s allocation to debt securities is achieved by investing in Underlying Funds and partly by investing directly in such securities. For a portion of the Fund’s allocation to equity and debt securities, and certain other investments, including derivatives, investments may be chosen by a select group of the Manager’s portfolio managers (“Underlying Managers”).
The Portfolio Managers make asset allocation decisions and seek to identify investment opportunities using a variety of fundamental and quantitative analyses and may use the Manager’s fundamental research capabilities in analyzing the overall investment opportunities and risks among the various asset classes and investment strategies. The Portfolio Managers review the Fund’s asset allocations and seek to identify asset classes, sectors, securities and other investment opportunities that appear attractively valued. Opportunities to invest in different asset classes or to adjust allocations among existing asset classes may be identified based on numerous factors, including analysis of historic and projected relative returns, economic factors, industry cycles, volatility forecasts, and political trends, among other factors impacting global financial markets.
The Portfolio Managers have considerable latitude in selecting the Fund’s investments and may adjust the Fund’s portfolio and overall risk profile by making tactical decisions to overweight or underweight particular asset classes or sectors based on their outlook, as well as the views of Neuberger Berman’s asset allocation committee, on the global economy and markets. The Portfolio Managers may adjust the Fund’s overall exposure, including by making changes to the allocations among asset classes, and there is no requirement as to the percentage of the Fund’s assets that must be invested in any asset class.
Each of the Underlying Managers employs either a fundamental or quantitative approach or a combination of both approaches when making investment decisions. They utilize bottom up, research-driven processes to identify investments that they believe have the ability to deliver value to their shareholders over the long term.
The Fund’s investments may include: (i) long and short investments in equity securities of companies of any market capitalization throughout the world (including the U.S. and emerging markets), which may include common and preferred stocks, and depositary receipts; (ii) debt, including below investment grade debt securities (commonly known as “junk bonds”), issued by corporate entities throughout the world (including the U.S. and emerging markets), and domestic and foreign governments and
3 Global Allocation Fund

their agencies and/or instrumentalities, loans and loan participations, inflation protected securities, convertible bonds, mortgage- and asset-backed securities, and collateralized debt obligations; (iii) real estate investment trusts (“REITs”); (iv) master limited partnerships (“MLPs”); (v) securities and other instruments that provide exposure to commodities and similar assets; (vi) foreign currencies; and (vii) certain derivative instruments.
The Fund may use derivatives without limitation and intends to invest primarily in four categories: (i) futures contracts based on indices, government bonds, interest rates and currencies; (ii) forward foreign currency contracts; (iii) swaps, including interest rate swaps and total return swaps on broad-based indices; and (iv) call and put options on securities and indices including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts on securities and indices. All of these derivatives may be used in an effort to: enhance returns; manage or adjust the risk profile of the Fund or the risk of individual positions; replace more traditional direct investments; obtain or reduce exposure to certain markets; establish net short or long positions for markets, currencies or securities; adjust the duration of the Fund’s fixed income securities; or alter the Fund’s exposure to markets, currencies, interest rates, sectors and issuers.
Under normal market conditions, the Fund will invest so that at least 40% of its investment exposure comes from non-U.S. securities and other instruments (unless market conditions are not deemed favorable by the Portfolio Managers, in which case the Fund would invest so that at least 30% of its investment exposure comes from non-U.S. securities and other instruments). These non-U.S. securities or other instruments are issued by (i) foreign government or quasi-governmental issuers or (ii) nongovernmental issuers (a) that are organized or located outside the U.S., (b) that primarily trade in a market located outside the U.S., or (c) that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. For temporary defensive purposes or in connection with implementing changes in the asset allocation, the Fund may deviate substantially from these percentage allocations.
In an effort to achieve its goal, the Fund may engage in active and frequent trading.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity, fixed income, commodity and currency markets, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund's use of derivative instruments and short sales will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
The Fund’s investment program requires that the Portfolio Managers understand a variety of instruments traded in markets around the world, the relationships among those instruments and markets, and their relationship to broader political and economic events and trends. A failure to properly understand those instruments or relationships, or to identify and take into account changes in their relationship, may result in losses to the Fund.
The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the strength of economic signals, consistency of investment views, risk forecasts, the accuracy of the overall investment models, new regulation in the U.S. and other countries and the Portfolio Managers’ asset allocation decisions. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance, which, unless otherwise noted, include those that may directly or indirectly affect the Fund through its investments in Underlying Funds:
Asset Allocation Risk. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes. An asset allocation strategy that seeks to reduce portfolio risk by simultaneously investing in non-correlated asset classes may be negatively impacted if correlations change abruptly or unexpectedly.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
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Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities including, but not limited to, interest rate risk and credit risk.
Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and the Fund’s investment manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The Fund’s investment manager is therefore subject to dual regulation by the Securities and Exchange Commission and the Commodity Futures Trading Commission. Compliance with regulations governing commodity pools may increase the Fund’s regulatory compliance costs. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely impact the Fund, and the Fund may be compelled to consider significant changes, which could include substantially altering its principal investment strategies or, if deemed necessary, liquidating the Fund.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This
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could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition,
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the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in one country or geographic region. If the Fund does so, there is a greater risk that economic, political, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds.
Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. Repayment of the original principal upon maturity (as adjusted upward for inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In periods of deflation, the Fund may have no income at all from such investments. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives and short positions may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
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Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Fund may also purchase a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
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Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies, and may be difficult to value. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private Placements and other restricted securities may be
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illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.
Quantitative Investing and Other Model Risk. The Fund's investment strategies may employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process. To a significant extent, the performance of a strategy that utilizes quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic
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downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Risks of Investing in Affiliated Underlying Funds. The Fund may invest in affiliated Underlying Funds. The investment performance of the Fund is directly related to the investment performance of those affiliated Underlying Funds and to the allocation of its assets among those affiliated Underlying Funds. To the extent the Fund’s assets are invested in an affiliated Underlying Fund, the Fund is exposed to the same principal risks as the affiliated Underlying Fund. The Fund is also exposed to the affiliated Underlying Funds’ expenses in direct proportion to the allocation of its assets to the affiliated Underlying Funds, which could result in the duplication of certain fees, including the administration fees that are paid to Neuberger Berman Investment Advisers LLC (“NBIA”). NBIA is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however, because the Manager has undertaken to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.
The Fund may invest in an affiliated Underlying Fund that invests in a wholly owned subsidiary (“Subsidiary”) and is subject to the following additional risks, in addition to other risks.
Commodity Risk. The Underlying Fund's and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Underlying Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Underlying Fund focuses its investments in a particular commodity in the commodities market, the Underlying Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. Because the Underlying Fund's and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Underlying Fund's shares.
Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Underlying Fund may be unable to exit its position.
Subsidiary Risk. By investing in the Subsidiary, the Underlying Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Underlying Fund, and thus, present the same risks whether they are held by the Underlying Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. The
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Underlying Fund’s Board of Trustees has oversight responsibility for the investment activities of the Underlying Fund, including its investment in the Subsidiary, and the Underlying Fund’s role as sole shareholder of the Subsidiary. In adhering to the Underlying Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Underlying Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Underlying Fund and the Subsidiary, respectively, are organized, could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Underlying Fund and its shareholders.
Tax Risk. To qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), and be eligible to receive “pass-through” tax treatment, the Underlying Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Internal Revenue Service (“Service”) issued a large number of private letter rulings (which the Underlying Fund may not use or cite as precedent) between 2006 and 2011 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”) (such as the Subsidiary) that earns income derived from commodities is qualifying income. The Underlying Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Underlying Fund derives from the Subsidiary should constitute qualifying income.
The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, a CFC’s income that the Code required a RIC to include in its gross income each taxable year (“Subpart F Inclusion”), which those rulings concluded was qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its earnings and profits for the applicable taxable year that are attributable to the Subpart F Inclusion (“Earnings and Profits”) will qualify. Although the Underlying Fund currently does receive annual distributions from the Subsidiary out of its Earnings and Profits, if any, each taxable year, if in one or more taxable years the Underlying Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Underlying Fund might have difficulty in such years satisfying one of the requirements to qualify as a RIC.
Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.
The federal income tax treatment of the Underlying Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Underlying Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Underlying Fund failed the qualifying income test for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense. If, on the other hand, the Underlying Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate tax rate, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to its shareholders as dividend income. In that event, the Underlying Fund’s Board of Trustees may authorize a significant change in investment strategy or the Underlying Fund’s liquidation.
Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Underlying Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
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In addition, if the Underlying Fund did not qualify as a RIC, that could cause the Fund to be unable to qualify as a RIC, which would adversely affect the Fund's shareholders.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.
Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.
The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stock Risk. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the portfolio management team believes to be their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions or investor preferences.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
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PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.
Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q4 '13, 9.56%
Worst quarter:    Q3 '15, -8.03%
average annual total % returns as of 12/31/17
Global Allocation Fund	1 Year	5 Years	Since Inception (12/29/2010)
Institutional Class Return Before Taxes	17.99	5.91	6.49
Institutional Class Return After Taxes on Distributions	15.89	4.53	4.98
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	10.73	4.01	4.46
Class A Return Before Taxes	10.84	4.30	5.22
Class C Return Before Taxes	15.62	4.73	5.32
60% MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or taxes) and 40% Bloomberg Barclays Global Aggregate Index (reflects no deduction for fees, expenses or taxes)	17.09	6.81	6.27
MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or taxes)	23.97	10.80	8.81
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
14 Global Allocation Fund

INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is co-managed by Erik Knutzen (Multi-Asset Class Chief Investment Officer and Managing Director of the Manager), Brad Tank (Managing Director, Chief Investment Officer and Global Head of Fixed Income of the Manager), and Ajay Jain (Portfolio Manager).
Mr. Tank has managed the Fund since its inception in 2010. Messrs. Knutzen and Jain have managed the Fund since January 2015.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.
For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.
The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.
The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
15 Global Allocation Fund

Neuberger Berman Risk Balanced Commodity Strategy Fund
Class A Shares (NRBAX), Class C Shares (NRBCX), Institutional Class Shares (NRBIX)
GOAL
The Fund seeks total return.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary and in “Sales Charge Reductions and Waivers” on page 58 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. Although the Fund does not impose any sales charge on Institutional Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in this table.
	Class A	Class C	Institutional Class
Shareholder Fees(fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees of Fund and Subsidiary (as defined below)	0.76	0.76	0.65
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Total other expenses	0.55	1.44	0.53
Other expenses of Fund	0.40	1.29	0.38
Other expenses of Subsidiary	0.15	0.15	0.15
Total annual operating expenses	1.56	3.20	1.18
Fee waiver and/or expense reimbursement	0.47	1.36	0.45
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	1.09	1.84	0.73
[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“Operating Expenses”) of each class are limited to 1.09%, 1.84% and 0.73% of average net assets, respectively. Each of these undertakings lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual Operating Expenses to exceed 1.09%, 1.84% and 0.73% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
16 Risk Balanced Commodity Strategy Fund

For purposes of the contractual expense limitations, Operating Expenses shall be deemed to include the Operating Expenses of the Fund's wholly owned Cayman Islands subsidiary (see the “Principal Investment Strategies” section).
Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class A	$680	$902	$1,243	$2,205
Class C (assuming redemption)	$287	$579	$1,294	$3,198
Class C (assuming no redemption)	$187	$579	$1,294	$3,198
Institutional Class	$75	$233	$511	$1,304
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its goal by investing under normal circumstances in commodity-linked derivative instruments and fixed income instruments. Commodities are assets that have tangible properties, such as oil, natural gas, agricultural products or metals.
The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts on individual commodities and other commodity-linked derivative instruments. The performance of these commodity-linked derivative instruments is expected to correspond to the performance of the commodity underlying the derivative instrument, without requiring the Fund to invest directly in commodities. Although the Fund may make these investments in commodity-linked derivative instruments directly, the Fund expects to gain exposure to these investments primarily by investing in a wholly owned subsidiary of the Fund formed in the Cayman Islands (“Subsidiary”).
The Subsidiary is managed by Neuberger Berman Investment Advisers LLC and has the same investment goal as the Fund. The Subsidiary may invest without limitation in commodity-linked derivative instruments. The Subsidiary also may invest in fixed income securities, cash or cash equivalent instruments, or money market mutual funds, some of which may serve as collateral for the Subsidiary’s derivative instruments. The Fund will not invest more than 25% of the value of its total assets in the Subsidiary at the end of any quarter of its taxable year.
Fund assets not invested either in the Subsidiary or directly in commodity-linked derivative instruments will be invested in fixed income securities, cash or cash equivalent instruments, or money market mutual funds.
The Fund (and the Subsidiary) may hold commodity-linked derivative instruments that provide leveraged exposure to commodities so that the Fund’s (and the Subsidiary’s) investment exposure to commodities (through their use of commodity-linked derivative instruments) may exceed the Fund’s net assets (including its interest in the Subsidiary).
In managing the Fund’s commodity investments, the Portfolio Managers seek to identify investment opportunities using quantitative investment models and fundamental analyses with an emphasis on risk management in an attempt to take advantage of both short-term and long-term opportunities in commodity markets. By managing a broadly diversified portfolio of commodity investments with an active investment approach, the Portfolio Managers seek to provide investors with an investment vehicle whose returns are not highly correlated with other major asset classes.
The Portfolio Managers will use various quantitative models employing strategies intended to identify investment opportunities and determine portfolio weightings in different commodity sectors and markets. These strategies include: (i) a risk-balancing strategy that considers the total portfolio risk the Portfolio Managers believe to be associated with each commodity; (ii) a strategy that endeavors to assess top down macro variables among various commodity sectors (such as, energy, industrial, precious metals, agricultural, livestock and softs (e.g., sugar, cotton, cocoa and coffee); and/or (iii) a strategy that endeavors to assess the outlook for individual commodities within each commodity sector.
17 Risk Balanced Commodity Strategy Fund

From time to time, the Fund’s investment program may emphasize a particular sector of the commodities markets. If the Fund emphasizes one or more sectors the performance of your investment in the Fund will likely be affected by events affecting the performance of those sectors. Additional information about certain risks related to the various commodities markets are summarized under “Additional Information about Principal Investment Risks” in the Prospectus.
The Fund’s fixed income investments will be mainly in investment grade fixed income securities and are intended to provide liquidity and preserve capital and may serve as collateral for the Fund’s derivative instruments. These may include fixed income securities issued by the U.S. government and its agencies and instrumentalities, mortgage-backed securities, asset-backed securities, and corporate securities. The Fund considers fixed income securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality.
The Fund may invest in cash or cash equivalent instruments. Because the Fund will use derivatives to gain exposure to commodities, and because derivatives may not require the Fund to deposit the full notional amount of the investment, the Fund may invest a significant amount of its assets in money market mutual funds.
Although the Fund invests primarily in domestic securities and other instruments, it may also invest in foreign securities and other instruments.
In an effort to achieve its goal, the Fund may engage in active and frequent trading.
PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the commodity and fixed income markets, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and the Fund’s investment manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The Fund’s investment manager is therefore subject to dual regulation by the Securities and Exchange Commission and the Commodity Futures Trading Commission. Compliance with regulations governing commodity pools may increase the Fund’s regulatory compliance costs. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely impact the Fund, and the Fund may be compelled to consider significant changes, which could include substantially altering its principal investment strategies or, if deemed necessary, liquidating the Fund.
Commodity Risk. The Fund’s and the Subsidiary's significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity in the commodities market, the Fund will be more susceptible to risks associated with the particular commodity. No active trading
18 Risk Balanced Commodity Strategy Fund

market may exist for certain commodities investments. Because the Fund’s and the Subsidiary's performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
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Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Model Risk. To a significant extent, the Fund’s performance will depend on the success of implementing and managing the investment models that assist in allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred. The performance of the investment models may be impacted by software or other technology malfunctions, programming inaccuracies, and similar circumstances.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such
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payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Fund, and thus, present the same risks whether they are held by the Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders.
21 Risk Balanced Commodity Strategy Fund

Tax Risk. To qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Internal Revenue Service (“Service”) issued a large number of private letter rulings (which the Fund may not use or cite as precedent) between 2006 and 2011 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”) (such as the Subsidiary) that earns income derived from commodities is qualifying income. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Fund derives from the Subsidiary should constitute qualifying income.
The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, a CFC’s income that the Code required a RIC to include in its gross income each taxable year (“Subpart F Inclusion”), which those rulings concluded was qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its earnings and profits for the applicable taxable year that are attributable to the Subpart F Inclusion (“Earnings and Profits”) will qualify. Although the Fund currently does receive annual distributions from the Subsidiary out of its Earnings and Profits, if any, each taxable year, if in one or more taxable years the Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in such years satisfying one of the requirements to qualify as a RIC.
Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.
The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the qualifying income test for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate tax rate, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to its shareholders as dividend income. In that event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.
Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
22 Risk Balanced Commodity Strategy Fund

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q2 '16, 10.91%
Worst quarter:    Q4 '14, -14.31%
average annual total % returns as of 12/31/17
Risk Balanced Commodity Strategy Fund	1 Year	5 Years	Since Inception (8/27/2012)
Institutional Class Return Before Taxes	6.51	-7.79	-7.63
Institutional Class Return After Taxes on Distributions	4.74	-8.10	-7.92
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	3.65	-5.82	-5.68
Class A Return Before Taxes	-0.09	-9.24	-9.00
Class C Return Before Taxes	4.21	-8.98	-8.82
Bloomberg Commodity Index (reflects no deduction for fees, expenses or taxes)	1.70	-8.45	-8.67
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is managed by Hakan Kaya (Senior Vice President of the Manager), Thomas Sontag (Managing Director of the Manager) and David Yi Wan (Senior Vice President of the Manager). Messrs. Kaya and Sontag have managed the Fund since its inception in 2012 and Mr. Wan has managed the Fund since February 2016.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.
23 Risk Balanced Commodity Strategy Fund

For certain investors, Class A and Class C shares of the Fund are also available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account”and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.
The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.
The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.
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Descriptions of Certain Practices and Security Types
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks and other securities that pay interest or dividends and are convertible into or exchangeable for common stocks. Convertible securities generally have some features of common stocks and some features of debt securities. In general, a convertible security performs more like a stock when the underlying stock's price is high relative to the conversion price (because it is assumed that it will be converted into the stock) and performs more like a debt security when the underlying stock's price is low relative to the conversion price (because it is assumed that it will mature without being converted). Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer's common stock, but lower than the yield of the issuer's debt securities.
Debt Securities. Debt securities may include securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; mortgage-backed securities and other asset-backed securities; and loans. Debt securities may include fixed and floating rate debt securities issued by domestic and foreign governments, corporate entities and trust structures that may or may not pay interest at the time of issuance.
Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.
Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. If the holder exercises an uncovered call option, the seller of the option may have to buy the underlying asset at the current market price to fulfill its obligation. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.
Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.
Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.
Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.
Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.
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There are various types of swaps including, but not limited to, the following: interest rate swaps (exchanging a floating interest rate for a fixed interest rate) and total return swaps (exchanging a floating interest rate for the total return of a reference instrument).
Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.
Equity Securities. Equity securities may include common stock, REITs, MLPs, convertible securities (including convertible preferred stock) and preferred stock.
Loans. Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which a Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. A Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.
Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities may include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.
Master Limited Partnerships. MLPs are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded and are freely traded on a securities exchange or in the over-the-counter market. The majority of MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the security holder level and generally are not subject to federal or state income tax at the partnership level. Annual income, gains, losses, deductions and credits of an MLP pass-through directly to its security holders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the MLP.
REITs. A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. A domestic REIT is not taxed on net income and net realized gains that are distributed to its shareholders, provided it complies with certain requirements of the Internal Revenue Code of 1986, as amended, and similar treatment may also apply to foreign REITs under the laws in which they are formed. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
Short Sales. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.
Additional Information about Principal Investment Risks
This section provides additional information about a Fund’s principal investment risks described in its Fund Summary section. The following risks are described in alphabetical order and not in order of importance or potential exposure. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Underlying Funds and other investment companies.
Asset Allocation Risk. The asset classes in which the Fund invests may perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its allocation among asset classes. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes. An asset allocation strategy that seeks to reduce portfolio risk by simultaneously investing in non-correlated asset classes may be negatively impacted if correlations change abruptly or unexpectedly.
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Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs carry risks including, but not limited to, (i) the possibility that distributions from the underlying debt securities will not be adequate to make interest or other payments, (ii) the quality of the underlying debt securities may decline in value or default, particularly during periods of economic downturn, (iii) the Fund may invest in CDOs that are subordinate to other classes of securities, and (iv) the complex structure may produce disputes with the issuer or unexpected investment results. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities including, but not limited to, interest rate risk and credit risk.
Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and the Fund’s investment manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The Fund’s investment manager is therefore subject to dual regulation by the Securities and Exchange Commission and the Commodity Futures Trading Commission. Compliance with regulations governing commodity pools may increase the Fund’s regulatory compliance costs. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely impact the Fund, and the Fund may be compelled to consider significant changes, which could include substantially altering its principal investment strategies or, if deemed necessary, liquidating the Fund.
Commodity Risk. The Fund’s and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The frequency, duration and magnitude of such changes cannot be predicted. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of commodities investments. Because the Fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.
Agricultural and Soft Commodities Sector Risk. Risks of investing in agricultural sector commodities include, in addition to other risks, the impact of government policies on planting of certain crops and possible alternative uses of agricultural resources, the location and size of crop production, trading of unprocessed or processed commodity products, and the volume and types of imports and exports.
Energy Sector Risk. Risks of investing in energy sector commodities include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply of and demand for energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, tax and other government regulations, and policies of the Organization of the Petroleum Exporting Countries (OPEC) and oil importing nations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims and at risk of loss from terrorism, natural disasters, fires and explosions.
Industrial Metals Sector Risk. Risks of investing in industrial metals sector commodities include, in addition to other risks, substantial price fluctuations over short periods of time, imposition of import controls, increased competition and changes in industrial, governmental, and commercial demand for industrial metals.
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Precious Metals Sector Risk. Risks of investing in precious metals sector commodities include, in addition to other risks, changes in the level of the production and sale of precious metals by governments or central banks or other larger holders.
Companies in each of the above sectors could also be affected by, among other things, commodity price volatility, exchange rates, government regulation, mandated expenditures for safety and pollution control devices, inflation expectations, resource availability, import controls, increased competition, technical progress, labor relations, and economic cycles.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.
Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Entities providing credit or liquidity support also may be affected by credit risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could
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lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.
Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.
When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed.
Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.
Additional risks associated with certain types of derivatives are discussed below:
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
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When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Changes in the Law Governing Derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging
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market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.
The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.
Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously. Growth stocks also may lack the dividends often associated with value stocks that can cushion their decline in a falling market. While the price of any type of stock may rise and fall rapidly, growth stocks may underperform during periods when the market favors value stocks.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings.
Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Repayment of the original principal upon maturity (as adjusted upward for inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.
Any increase in the principal value of an inflation-linked debt security is taxable in the year the increase occurs, even though the security’s holders do not receive cash representing the increase until the security matures.
The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.
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Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives, short positions, securities lending and borrowing may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, the interest and other costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund utilizes certain of these practices, it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings at unfavorable times or prices.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.
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Alternatively, the Fund may acquire a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the lending bank or other party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, lower-rated debt securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Lower-rated debt securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.
The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.
Market Capitalization Risk (Small-, Mid- and Large-Cap Companies Risk). To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of securities by the underperformance of a sector or during market downturns. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities and the Fund may not be able to liquidate a position at a particular time.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund
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sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects.
Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies, and may be difficult to value. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The risks of investing in an MLP generally include those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Model Risk. To a significant extent, the Fund’s performance will depend on the success of implementing and managing models that assist in allocating the Fund’s assets. Fund performance will also be affected by the fundamental analysis and inputs used by models regarding investments. Models may be employed that turn out not to be well-suited to prevailing market conditions. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable if unusual or disruptive events specific to particular corporations, or major events external to the operation of markets, cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred. The performance of the investment models may be impacted by software or other technology malfunctions, programming inaccuracies, and similar circumstances.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities differ from more traditional debt securities because the principal is paid back over the life of the security rather than at the security’s maturity; however, principal may be repaid early if a decline in interest rates causes many borrowers to refinance (known as repayment risk), or repaid more slowly if a rise in rates causes refinancings to slow down (known as extension risk). Thus, they tend to be more sensitive to changes in interest rates than other types of debt securities and as a result, these securities may exhibit additional volatility during periods of interest rate turmoil. In addition, investments in mortgage- and asset-backed securities may be subject to call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Fund and its shareholders.
The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk
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management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities are securities that are subject to legal restrictions on their sale and may not be sold to the public unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their sale. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a private placements or other restricted security, so it may be less able to predict a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be unable to sell the securities.
Quantitative Investing and Other Model Risk. The Fund's investment strategies may employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the
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investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process.
Each component of the investment process has elements that present the possibility for human error. Because the financial markets are constantly evolving, most trading systems and models require continual monitoring and enhancements. There is no guarantee that such enhancements to the various quantitative models will be identified or implemented on a timely basis or that they will be successful. The use of a trading system or model that is not effective could at any time have a material adverse effect on the performance of the Fund. The successful deployment of the portfolio construction process could be severely compromised by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs, malicious code such as “worms,” viruses or system crashes or various other events or circumstances within or beyond the control of the Portfolio Managers.
To a significant extent, the performance of a strategy that uses quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Investment process errors are those errors that occur during the process of generating trade list recommendations for the strategy. Examples of investment process errors include analytical errors, software errors, program code errors, development errors and implementation errors.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies, movement away from the tighter financial industry regulations that followed the 2008 financial crisis, and enactment of a reduced corporate tax rate (as the U.S. recently did). The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated.
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Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.
Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend.
REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some of the REIT securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.
Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.
Risks of Investing in Affiliated Underlying Funds. The Fund may invest in affiliated Underlying Funds. The investment performance of the Fund is directly related to the investment performance of those affiliated Underlying Funds and to the allocation of its assets among those affiliated Underlying Funds. To the extent the Fund’s assets are invested in an affiliated Underlying Fund, the Fund is exposed to the same principal risks as the affiliated Underlying Fund. The Fund is also exposed to the affiliated Underlying Funds’ expenses in direct proportion to the allocation of its assets to the affiliated Underlying Funds, which could result in the duplication of certain fees, including the administration fees that are paid to Neuberger Berman Investment Advisers LLC (“NBIA”). NBIA is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however, because the Manager has undertaken to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.
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The Neuberger Berman Global Allocation Fund may invest in an affiliated Underlying Fund that invests in a wholly owned subsidiary (“Subsidiary”) and is subject to the following additional risks, in addition to other risks.
Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default at the time of investment. The Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Underlying Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Underlying Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.
Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Underlying Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.
Short Sale Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction.
Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.
The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund. The Fund incurs expenses for borrowing securities that may include fees paid to the lender and amounts equal to dividends or interest paid by the borrowed security.
When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.
Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign
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currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.
The Fund may also invest in obligations issued by supranational entities, such as the World Bank. A supranational entity is financially supported by the governments of one or more countries, has no taxing authority, and is dependent on its members for payments of interest and principal. There is no guarantee that the members will continue to make capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Fund, and thus, present the same risks whether they are held by the Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund and its shareholders.
Tax Risk. To qualify as a RIC under the Code, and be eligible to receive “pass-through” tax treatment, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Service issued a large number of private letter rulings (which the Fund may not use or cite as precedent) between 2006 and 2011 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”) (such as the Subsidiary) that earns income derived from commodities is qualifying income. The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Fund derives from the Subsidiary should constitute qualifying income.
The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, a CFC’s income that the Code required a RIC to include in its gross income each taxable year (“Subpart F Inclusion”), which those rulings concluded was qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its earnings and profits for the applicable taxable year that are attributable to the Subpart F Inclusion (“Earnings and Profits”) will qualify. Although the Fund currently does receive annual distributions from the Subsidiary out of its Earnings and Profits, if any, each taxable year, if in one or more taxable years the Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in such years satisfying one of the requirements to qualify as a RIC.
Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.
The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Fund failed the qualifying income test for any taxable year but was eligible to and did cure the failure, it
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would incur potentially significant additional federal income tax expense. If, on the other hand, the Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate tax rate, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to its shareholders as dividend income. In that event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.
In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.
Valuation Risk. The price at which the Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stock Risk. Value stocks may remain undervalued or may decrease in value during a given period, may not ever realize what the portfolio management team believes to be their full value, or may turn out to have been appropriately priced at the time the Fund purchased them. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions, or because the stocks’ worth was misgauged. Entire industries or sectors may lose favor with investors, and the Fund, in seeking value stocks, may focus its investments more heavily in those industries or sectors.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Conversely, variable and floating rate instruments will not generally rise in value if market interest rates decline. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
Certain variable and floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the instrument from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the instrument, and the Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate instruments typically only reset periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Fund’s value to the extent that it invests in variable rate instruments.
40

Information about Additional Risks
As discussed in the Statement of Additional Information, a Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in the Fund Summary section. For example, should a Fund engage in borrowing or securities lending, it will be subject to the additional risks associated with these practices.
Borrowing money or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. With respect to borrowing, a Fund may borrow money to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The cost to a Fund of borrowing may exceed the profits attained on any such shorts positions. Similarly, a Fund may lend securities and use the collateral obtained from the securities loans as the collateral necessary to borrow a security on which a Fund is taking a short position. Securities lending involves some risk of loss of a Fund’s rights in the collateral should the borrower fail financially.
In addition, a Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, a Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, a Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help a Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect a Fund’s performance and a Fund may not achieve its goal.
A Fund may change its goal without shareholder approval, although it does not currently intend to do so.
Please see the Statement of Additional Information for more information.
Descriptions of Indices
The Bloomberg Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The Global Aggregate Index is largely comprised of three major regional aggregate components: the US Aggregate (USD300mn), the Pan-European Aggregate, and the Asian-Pacific Aggregate Index. In addition to securities from these three benchmarks, the Global Aggregate Index also includes investment grade Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in the three regional aggregate indices.
The 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index blended index is composed of 60% MSCI All Country World Index (described below) and 40% Bloomberg Barclays Global Aggregate Index (described above), and is rebalanced monthly. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.
The Bloomberg Commodity Index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in Treasury Bills.
The MSCI All Country World Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company’s dividend distributions, regardless of withholding taxes that a non-resident may experience.
41

Management of the Funds
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing a Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees a Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $295 billion in total assets (as of 12/31/2017) and continue an asset management history that began in 1939.
NBIA may engage one or more of foreign affiliates that are not registered under the 1940 Act (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Funds, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The employees of a participating affiliate are designated to act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Funds will pay no additional fees and expenses as a result of any such arrangements. Neuberger Berman Europe Limited (“NBEL”) is considered a participating affiliate of NBIA pursuant to applicable regulatory guidance.
A discussion regarding the basis for the approval of the Funds' investment advisory agreement by the Board of Trustees is available in the Funds' annual report for the fiscal period ended October 31, 2017.
Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Funds. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.
The Manager has obtained “manager of managers” exemptive relief from the SEC that permits the Manager, subject to the approval of the Board of Trustees, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement with an unaffiliated subadviser for a Fund without obtaining shareholder approval. The exemptive order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under this order, the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. A Fund will notify shareholders of any change in the identity of a subadviser or the addition of a subadviser to a Fund.
Neuberger Berman Global Allocation Fund: For the 12 months ended 10/31/2017, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.50%, 0.50% and 0.39%, respectively, of the Fund’s average daily net assets, after advisory fee waiver, for Class A, Class C and Institutional Class.
Neuberger Berman Risk Balanced Commodity Strategy Fund: For the 12 months ended 10/31/2017, the management fees (i.e., advisory and administration fees) paid to the Manager were 0.82%, 0.82% and 0.71%, respectively, of the Fund’s average daily net assets for Class A, Class C and Institutional Class. Effective December 1, 2017, the Fund pays the Manager a fee at the annual rate of 0.50% of the Fund’s average daily net assets for investment advisory services. Each of Class A, Class C and Institutional Class of the fund pays the Manager fees at the annual rate of 0.26%, 0.26% and 0.15% respectively, of the Fund’s average daily net assets allocable to the class for administrative services provided to the class.
Portfolio Managers
Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he or she manages.
42

Neuberger Berman Global Allocation Fund
The Portfolio Managers are responsible for allocating assets among the various investment strategies and are also primarily responsible for security selection for certain investment strategies.
Erik Knutzen, CFA, CAIA, is Multi-Asset Class Chief Investment Officer and Managing Director of the Manager. He joined the firm in 2014. Prior to joining the firm, he was the chief investment officer at an investment consulting firm since 2008.
Brad Tank is a Managing Director of the Manager. He joined the firm in 2002 and is the Chief Investment Officer and Global Head of Fixed Income. He is a member of the firm’s Operating, Investment Risk, Asset Allocation and Fixed Income’s Investment Strategy Committees, and leads the Fixed Income Multi-Sector Group. He joined the firm after 23 years of experience in trading and asset management.
Ajay Jain, CFA, FCCA, is a Managing Director of NBEL. He joined the firm in 2014. Prior to joining the firm, he was the head of portfolio engineering for funds and advisory services at another financial services firm since 2005.
Neuberger Berman Risk Balanced Commodity Strategy Fund
Hakan Kaya, Ph.D., is a Senior Vice President of the Manager. He joined the firm in 2008 and is a Portfolio Manager with the Quantitative Investment Group. Prior to joining the firm, he was a consultant at another investment firm where he developed statistical relative value and directional models for commodities investments.
Thomas Sontag is a Managing Director of the Manager. He has managed fixed income portfolios for the Manager since 2004.
David Yi Wan is a Senior Vice President of the Manager. He joined the firm in 2001 and is a Portfolio Manager with the Quantitative Investment Group. Prior to joining the firm, he worked in Information Management at another investment firm.
About the Funds’ Wholly Owned Subsidiary
Neuberger Berman Risk Balanced Commodity Strategy Fund invests in a wholly owned subsidiary (“Subsidiary”).
The Subsidiary is an exempted company, the members of which have limited liability, incorporated under the laws of the Cayman Islands. The Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the Code applicable to RICs. The Fund must maintain no more than 25% of the value of its total assets in the Subsidiary at the end of every quarter of its taxable year.
The Subsidiary is overseen by its own board of directors. However, the Fund’s Board of Trustees maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The Manager is responsible for the Subsidiary’s day-to-day business pursuant to a separate investment advisory agreement between the Subsidiary and the Manager. Under this agreement, the Manager provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund.
In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures and investment policies and restrictions, the Manager will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund.
The Subsidiary bears the other fees and expenses it incurs in connection with its operations, such as those for services it receives from third party service providers.
Please refer to the Statement of Additional Information for additional information about the organization and management of the Subsidiary.
43

Financial Highlights
These financial highlights describe the performance of the Fund's Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Global Allocation Fund—Class A
YEAR ENDED OCTOBER 31,	2013	2014	2015	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.25	11.57	10.76	10.36	10.40
Plus:
Income from investment operations
Net investment income (loss)(3)	(0.14)	(0.16)	0.02	0.06	0.14
Net gains (losses)—realized and unrealized	1.58	0.29	(0.18)	—	1.50
Subtotal: income (loss) from investment operations	1.44	0.13	(0.16)	0.06	1.64
Minus:
Distributions to shareholders
Income dividends	0.12	0.94	0.24	—	—
Net capital gains	—	—	—	0.02	—
Subtotal: distributions to shareholders	0.12	0.94	0.24	0.02	—
Equals:
Share price (NAV) at end of year	11.57	10.76	10.36	10.40	12.04
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses—actual	1.84	1.86	1.39	1.49	0.89
Net expenses (excluding expenses on securities sold short)—actual	1.33	1.35	1.04	0.96	0.84
Gross expenses(1)	3.58	3.68	3.69	4.53	4.10
Gross expenses (excluding expenses on securities sold short)(1)	3.07	3.16	3.34	4.01	4.05
Net investment income (loss)—actual	(1.25)	(1.49)	0.16	0.64	1.27
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	14.15	1.03	(1.52)	0.59	15.77
Net assets at end of year (in millions of dollars)	7.9	9.6	8.1	5.9	3.9
Portfolio turnover rate (including securities sold short)(%)	187	228	195(5)	176(5)	113(5)
Portfolio turnover rate (excluding securities sold short)(%)	158	216	185(5)	174(5)	101(5)
(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.
(5)	The portfolio turnover rates including mortgage dollar roll transactions, including and excluding securities sold short, were 165% and 154%, respectively, for the year ended October 31, 2017, 182% and 183%, respectively, for the year ended October 31, 2016 and 198% and 189%, respectively, for the year ended October 31, 2015.
44

Financial Highlights
These financial highlights describe the performance of the Fund's Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Global Allocation Fund—Class C
YEAR ENDED OCTOBER 31,	2013	2014	2015	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.13	11.43	10.60	10.18	10.14
Plus:
Income from investment operations
Net investment income (loss)(3)	(0.21)	(0.25)	(0.06)	(0.01)	0.05
Net gains (losses)—realized and unrealized	1.55	0.30	(0.18)	(0.01)	1.47
Subtotal: income (loss) from investment operations	1.34	0.05	(0.24)	(0.02)	1.52
Minus:
Distributions to shareholders
Income dividends	0.04	0.88	0.18	—	—
Net capital gains	—	—	—	0.02	—
Subtotal: distributions to shareholders	0.04	0.88	0.18	0.02	—
Equals:
Share price (NAV) at end of year	11.43	10.60	10.18	10.14	11.66
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses—actual	2.59	2.63	2.14	2.24	1.63
Net expenses (excluding expenses on securities sold short)—actual	2.09	2.11	1.79	1.71	1.59
Gross expenses(1)	4.35	4.46	4.45	5.26	4.84
Gross expenses (excluding expenses on securities sold short)(1)	3.85	3.95	4.10	4.74	4.79
Net investment income (loss)—actual	(1.99)	(2.27)	(0.57)	(0.10)	0.50
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	13.30	0.30	(2.29)	(0.19)	14.99
Net assets at end of year (in millions of dollars)	4.9	7.0	6.6	4.7	3.2
Portfolio turnover rate (including securities sold short)(%)	187	228	195(5)	176(5)	113(5)
Portfolio turnover rate (excluding securities sold short)(%)	158	216	185(5)	174(5)	101(5)
(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.
(5)	The portfolio turnover rates including mortgage dollar roll transactions, including and excluding securities sold short, were 165% and 154%, respectively, for the year ended October 31, 2017, 182% and 183%, respectively, for the year ended October 31, 2016 and 198% and 189%, respectively, for the year ended October 31, 2015.
45

Financial Highlights
These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Global Allocation Fund—Institutional Class
YEAR ENDED OCTOBER 31,	2013	2014	2015	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.30	11.63	10.81	10.42	10.49
Plus:
Income from investment operations
Net investment income (loss)(3)	(0.09)	(0.12)	0.06	0.10	0.18
Net gains (losses)—realized and unrealized	1.57	0.29	(0.17)	(0.01)	1.52
Subtotal: income (loss) from investment operations	1.48	0.17	(0.11)	0.09	1.70
Minus:
Distributions to shareholders
Income dividends	0.15	0.99	0.28	—	0.05
Net capital gains	—	—	—	0.02	—
Subtotal: distributions to shareholders	0.15	0.99	0.28	0.02	0.05
Equals:
Share price (NAV) at end of year	11.63	10.81	10.42	10.49	12.14
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses—actual	1.48	1.50	1.03	1.11	0.49
Net expenses (excluding expenses on securities sold short)—actual	0.98	0.98	0.69	0.60	0.46
Gross expenses(1)	3.23	3.25	3.29	4.17	3.59
Gross expenses (excluding expenses on securities sold short)(1)	2.73	2.72	2.94	3.66	3.56
Net investment income (loss)—actual	(0.85)	(1.12)	0.51	0.97	1.63
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	14.56	1.37	(1.12)	0.87	16.24
Net assets at end of year (in millions of dollars)	17.2	12.5	8.9	10.1	13.9
Portfolio turnover rate (including securities sold short)(%)	187	228	195(4)	176(4)	113(4)
Portfolio turnover rate (excluding securities sold short)(%)	158	216	185(4)	174(4)	101(4)
(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	The portfolio turnover rates including mortgage dollar roll transactions, including and excluding securities sold short, were 165% and 154%, respectively, for the year ended October 31, 2017, 182% and 183%, respectively, for the year ended October 31, 2016 and 198% and 189%, respectively, for the year ended October 31, 2015.
46

Financial Highlights
These financial highlights describe the performance of the Fund's Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Risk Balanced Commodity Strategy Fund—Class A
YEAR ENDED OCTOBER 31,	2013	2014	2015	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	9.84	8.97	8.32	6.12	5.90
Plus:
Income from investment operations
Net investment income (loss)(3)	(0.12)	(0.10)	(0.07)	(0.05)	—
Net gains (losses)—realized and unrealized	(0.75)	(0.55)	(2.13)	(0.17)	0.34
Subtotal: income (loss) from investment operations	(0.87)	(0.65)	(2.20)	(0.22)	0.34
Minus:
Distributions to shareholders
Income dividends	—	—	—	—	—
Subtotal: distributions to shareholders	—	—	0.00	—	—
Equals:
Share price (NAV) at end of year	8.97	8.32	6.12	5.90	6.24
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	1.46	1.46	1.46	1.46	1.21
Gross expenses(1)	3.81	1.98	1.84	2.04	1.56
Net investment income (loss)—actual	(1.27)	(1.09)	(1.05)	(0.82)	(0.02)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	(8.84)	(7.25)	(26.43)	(3.59)	5.76
Net assets at end of year (in millions of dollars)	35.0	66.8	35.5	33.3	42.4
Portfolio turnover rate (%)	5	21	35	58	105
(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.
47

Financial Highlights
These financial highlights describe the performance of the Fund's Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Risk Balanced Commodity Strategy Fund—Class C
YEAR ENDED OCTOBER 31,	2013	2014	2015	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	9.83	8.88	8.19	5.98	5.71
Plus:
Income from investment operations
Net investment income (loss)(3)	(0.18)	(0.16)	(0.12)	(0.09)	(0.05)
Net gains (losses)—realized and unrealized	(0.77)	(0.53)	(2.09)	(0.18)	0.29
Subtotal: income (loss) from investment operations	(0.95)	(0.69)	(2.21)	(0.27)	0.24
Minus:
Distributions to shareholders
Income dividends	—	—	—	—	—
Subtotal: distributions to shareholders	—	—	0.00	—	—
Equals:
Share price (NAV) at end of year	8.88	8.19	5.98	5.71	5.95
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	2.21	2.21	2.21	2.21	2.03
Gross expenses(1)	4.69	2.84	2.70	3.06	3.20
Net investment income (loss)—actual	(2.03)	(1.84)	(1.79)	(1.65)	(0.92)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	(9.66)	(7.77)	(26.98)	(4.52)	4.20
Net assets at end of year (in millions of dollars)	3.6	4.2	3.1	0.1	0.0
Portfolio turnover rate (%)	5	21	35	58	105
(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.
48

Financial Highlights
These financial highlights describe the performance of the Fund's Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Risk Balanced Commodity Strategy Fund—Institutional Class
YEAR ENDED OCTOBER 31,	2013	2014	2015	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	9.84	9.01	8.39	6.20	5.99
Plus:
Income from investment operations
Net investment income (loss)(3)	(0.09)	(0.07)	(0.05)	(0.03)	0.02
Net gains (losses)—realized and unrealized	(0.74)	(0.55)	(2.14)	(0.18)	0.35
Subtotal: income (loss) from investment operations	(0.83)	(0.62)	(2.19)	(0.21)	0.37
Minus:
Distributions to shareholders
Income dividends	—	—	—	—	—
Subtotal: distributions to shareholders	—	—	0.00	—	—
Equals:
Share price (NAV) at end of year	9.01	8.39	6.20	5.99	6.36
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses—actual	1.10	1.10	1.10	1.10	0.85
Gross expenses(1)	3.69	1.62	1.47	1.65	1.18
Net investment income (loss)—actual	(0.94)	(0.73)	(0.67)	(0.44)	0.36
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	(8.43)	(6.88)	(26.09)	(3.39)	6.18
Net assets at end of year (in millions of dollars)	9.6	20.5	31.8	49.0	83.1
Portfolio turnover rate (%)	5	21	35	58	105
(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
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Your Investment
Shares of the Funds generally are available only through financial intermediaries. For Grandfathered Investors (as defined below), Class A and Class C shares of a Fund are also available directly from Neuberger Berman BD LLC, the Funds' Distributor. See “Maintaining Your Account” and “Grandfathered Investors”.
Choosing a Share Class
The Funds offer different classes of shares through this prospectus. Each share class is available through various investment programs or accounts, including certain types of retirement plans and accounts (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of a Fund.
Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of a Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.
Factors you should consider in choosing a class of shares include:
■	how long you expect to own the shares
■	how much you intend to invest
■	total expenses associated with owning shares of each class
■	whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver)
■	whether you plan to take any distributions in the near future
■	availability of (and eligibility for) share classes.
Each investor’s financial considerations are different. You should speak with your financial intermediary to help you decide which share class is best for you.
Summary of Primary Differences Among Share Classes
Class A Shares
Initial sales charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower annual expenses and lower than Institutional Class due to higher annual expenses
Purchase maximum	None
Conversion	None

Class C Shares
Initial sales charge	None
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	1.00% annually
Dividends	Generally lower than Class A and Institutional Class due to higher annual expenses
Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”
Conversion	None

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Institutional Class Shares
Initial sales charge	None
Contingent deferred sales charge	None
12b-1 fees	None
Dividends	Generally higher than Class A and Class C due to lower annual expenses
Purchase maximum	None
Conversion	None
Maintaining Your Account
Purchase of Class A and Class C shares—To open an account and purchase Class A and Class C shares of a Fund, contact any financial intermediary authorized to sell the Fund’s shares. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. All variations described in Appendix A are applied by, and are the responsibility of, the identified financial intermediary. Such variations may apply to purchases, sales, exchanges and reinvestments of Fund shares. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Distributor, if eligible, or through another financial intermediary to receive these waivers or discounts. See “Financial Intermediaries” if you are buying shares through a financial intermediary.
For Grandfathered Investors (as defined below), instructions for buying shares directly from Neuberger Berman BD LLC, the Funds' Distributor, are under “Buying Shares.”
Purchase of Institutional Class shares—To open an account and purchase Institutional Class shares of a Fund, contact any financial intermediary authorized to sell the Fund’s shares. See “Financial Intermediaries” if you are buying shares through a financial intermediary.
Institutional Class shares are available for purchase (i) primarily through omnibus accounts (either at the plan level or at the level of the financial intermediary) by certain qualified retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans), profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, (ii) primarily through omnibus accounts by financial intermediaries (including, but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or an affiliate, (iii) by institutional investors, if approved by the Distributor, or (iv) by accounts or funds managed by the Manager or an affiliate (including the funds in the Neuberger Berman family of funds).
If you transact in Institutional Class shares, you may be required to pay a commission to a financial intermediary acting as your broker. You may be eligible to transact in the other share classes that are offered by the Fund that have different fees and expenses.
When you buy shares—Investment checks must be drawn on a U.S. bank. We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents. We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions.
When you buy shares, you will receive the next share price to be calculated after your order has been received in proper form. Purchase orders are deemed “received in proper form” when the Funds' transfer agent has received payment for the shares. In the case of certain institutional investors and financial intermediaries, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed received in proper form on the date you pre-selected on your SIP application for the systematic investments to occur. If you use a financial intermediary, you should check with that provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy shares.
Whenever you make an initial investment in a Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through a financial intermediary should contact their financial intermediary for information regarding transaction statements.
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Purchase minimums—The minimum initial investment in Class A or Class C shares is $1,000. Additional investments in Class A or Class C shares can be as little as $100. The minimum initial investment in Institutional Class shares is $1 million. These minimums may be waived in certain cases. See the Statement of Additional Information for more information.
Purchase maximums—For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.
In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.
When you sell shares—To sell shares you bought through a financial intermediary, contact your financial intermediary. See “Financial Intermediaries” if you are selling shares through a financial intermediary. For Grandfathered Investors, instructions for selling shares are under “Selling Shares.”
When you sell shares, you will receive the next share price to be calculated after your order has been received in proper form, minus any applicable contingent deferred sales charge. Redemption orders are deemed “received in proper form” when a Fund’s transfer agent has received your order to sell.
If you use a financial intermediary, you should check with that provider to find out by what time your redemption order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to sell shares.
In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).
When selling Class A or Class C shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. When selling Institutional Class shares in an account that you do not intend to close, remember to leave at least $1 million worth of shares in the account. Otherwise, a Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.
The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of a Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees. Institutional Class shareholders are urged to call 800-366-6264 before effecting any large redemption.
Class A and Class C only—You may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in a Fund or another fund in the fund family provided the reinvestment is made into the same account from which you redeemed the shares or received the distribution. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Upon an eligible reinvestment, any contingent deferred sales charge on Class A or Class C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is received in proper form. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge.
Uncashed checks—We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.
When you exchange Class A and Class C shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund, both without a sales charge. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. Exchanges from eligible money market funds outside the fund family will be subject to applicable
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sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.
When you exchange Institutional Class shares—Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund.
When you exchange shares—There are three things to remember when making an exchange:
■	both accounts must have the same registration
■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved
■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.
The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.
Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.
See “Additional Exchange Information” in the Statement of Additional Information for information regarding eligible money market funds outside the fund family.
Placing orders by telephone—If you use a financial intermediary, contact your financial intermediary for its policies regarding telephone orders.
Grandfathered Investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.
Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.
In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.
Proceeds from the sale of shares—For Class A and Class C shares, the proceeds from the shares you sell are typically sent out within two business days after your order is executed, and nearly always within seven days regardless of payment type. For Institutional Class shares, the proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:
■	in unusual circumstances where the law allows additional time if needed
■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.
If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.
The Funds do not issue certificates for shares.
The Funds typically expect to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Funds' Statement of Additional Information, the Funds also reserve the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.
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Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Funds may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.
Other policies— Under certain circumstances, which may include normal and stressed market conditions, the Funds reserve the right to:
■	suspend the offering of shares
■	reject any exchange or purchase order
■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order
■	change, suspend, or revoke the exchange privilege
■	suspend the telephone order privilege
■	satisfy an order to sell Fund shares with securities rather than cash
■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)
■	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.
Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.
It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor a Fund nor its Transfer Agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.
Medallion Signature Guarantees
You may need a Medallion signature guarantee when you sell shares directly or through a financial intermediary. A Medallion signature guarantee is a guarantee that your signature is authentic.
Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.
Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.
A notarized signature from a notary public is not a Medallion signature guarantee.
Financial Intermediaries
The shares available in this prospectus can be purchased through certain financial intermediaries such as banks, brokerage firms, workplace retirement programs, and financial advisers.
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The minimum aggregate size for each financial intermediary’s account with a Fund is $1 million for Institutional Class shares. This minimum does not apply to your individual account; however, your financial intermediary may establish a minimum size for individual accounts. The Distributor can waive this $1 million minimum for financial intermediaries in appropriate cases.
The fees and policies outlined in this prospectus are set by the Funds and by the Distributor. However, if you use a financial intermediary, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.
If you use a financial intermediary, contact that provider to buy or sell shares of the Funds described in this prospectus.
Most financial intermediaries allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family if made available by that financial intermediary through an exchange of shares. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.
In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.
Additional Payments to Financial Intermediaries
The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Funds, to certain financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Funds and/or administrative or shareholder services to Fund shareholders, as well as any commissions paid to financial intermediaries out of sales charges paid by investors. These arrangements are separately negotiated between the Distributor and/or its affiliates, and the recipients of these payments or their affiliates. If your financial intermediary receives such payments, these payments may provide an incentive for the financial intermediary to make the Funds' shares available to you, or recommend the Funds. If you have purchased shares of a Fund through a financial intermediary, please speak with your financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of a Fund's shares. For more information, please see the Funds' Statement of Additional Information.
Distribution and Shareholder Servicing Fees
The Funds have adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each of Class A and Class C pays the Distributor a fee at an annual rate of 0.25% and 1.00%, respectively, of its average net assets to compensate financial intermediaries for providing distribution related services to a Fund and/or administrative or shareholder services to Fund shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of a Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges.
Information Required from New Accounts
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.
Retirement Plans and Accounts
If you use a financial intermediary, contact that provider for information on retirement plans or accounts it may make available for investment in Fund shares.
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Internet Access
If you use a financial intermediary, contact that provider about the services and information it provides on the Internet.
Share Prices
Because Class A shares of the Funds have an initial sales charge, the price you pay for each Class A share of a Fund is the Fund's offering price, which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of a Fund may be eliminated in certain circumstances. Because Class C shares of the Funds do not have an initial sales charge, the price you pay for each Class C share of a Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, a Fund pays you the full share price when you sell Class A or Class C shares (see “Sales Charges” for more information).
Because Institutional Class shares of the Funds do not have a sales charge, the price you pay for each Institutional Class share of a Fund is the Fund’s net asset value per share. Similarly, because there are no fees for selling Institutional Class shares, a Fund pays you the full share price when you sell Institutional Class shares.
If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.
The Funds are generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although a Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.
Each Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, a Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). If you use a financial intermediary, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.
Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.
Share Price Calculations
The net asset value per share of each class of a Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well.
A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by a Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by a Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. A Fund may also use these methods to value
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certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which a Fund’s share price is calculated.
A Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.
The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of a Fund’s net asset value by such traders.
Privileges and Services
If you purchase shares through a financial intermediary, consult your financial intermediary for information about privileges and services. If you are a Grandfathered Investor, see “Grandfathered Investors” for information about privileges and services.
Sales Charges
Class A sales charges—The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.
	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 or more but less than $100,000	4.75%	4.99%	4.00%
$100,000 or more but less than $250,000	3.75%	3.90%	3.00%
$250,000 or more but less than $500,000	2.75%	2.83%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below
The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.
Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less.
Class A purchases not subject to sales charges–Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Grandfathered Investors” for more information) provided that such investors have properly notified the Manager or the Distributor of such status in advance of such purchases, except that in the case of accounts of Grandfathered Investors who have a documented relationship with a financial intermediary, the availability of the sales charge waiver may depend on the financial intermediary’s policies and procedures and eligibility requirements regarding such waivers.
When purchasing through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding sales
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charge waivers and reductions of sales charges through reinstatement, rights of accumulation, letters of intent, and share class exchanges and/or conversions. In some cases, due to financial intermediary policies and procedures, customers may receive waivers in circumstances that are not expressly provided for herein. In all instances, it is the investor’s responsibility to notify its financial intermediary of any relationship or other facts qualifying the investor for sales charge waivers or reductions. (Please see “Sales Charge Reductions and Waivers” below for additional information).
The Distributor may pay financial intermediaries up to 1% on investments made in Class A shares with no initial sales charge. See “Distribution and Shareholder Servicing Fees” for additional information regarding each Fund’s plans of distribution.
Certain other investors may qualify to purchase shares without a sales charge, such as employees of financial intermediaries authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Funds' Board of Trustees. See “Sales Charge Reductions and Waivers” below for more information.
Class C sales charges—Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.
Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.
Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers” below for more information. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. The Distributor pays a fee equal to 1% of the amount invested to financial intermediaries who sell Class C shares. All or a portion of these payments may be made from amounts that each Fund pays the Distributor through its plans of distribution. See “Distribution and Shareholder Servicing Fees” for information regarding each Fund’s plans of distribution.
Sales Charge Reductions and Waivers
Sales charge waivers are available for investments in Class A shares by Grandfathered Investors (see “Direct Investors” for more information) provided that such investors have properly notified NB Group and any affiliates of such status in advance of purchase.
Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. To receive a reduction in your Class A initial sales charge, you or your financial intermediary must let the Distributor know at the time you purchase shares that you qualify for such a reduction. If you or your financial intermediary does not let the Distributor know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial intermediary to provide the Distributor with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or Class C contingent deferred sales charge waived, you or your financial intermediary must let the Distributor know at the time you redeem shares that you qualify for such a waiver.
Class A shares of a Fund may be sold at net asset value to the following types of investors, provided that such investors have properly notified their financial intermediary, NB Group (and/or any affiliates), as appropriate, of their eligibility in advance of purchase:
1.	current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Group and any affiliates, or of any entity controlling, controlled by or under common control with a Neuberger Berman Fund, NB Group and any affiliates;
2.	current employees of firms, including wholesalers, that have entered into selling agreements to distribute shares of the Neuberger Berman Funds;
3.	current employees of registered investment advisers that invest in the Neuberger Berman Funds either for proprietary accounts or on behalf of clients;
4.	immediate family members of persons listed in (1) through (3) above (as “immediate family” is defined below);
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5.	companies exchanging securities with a Fund through a merger, acquisition or exchange offer;
6.	insurance company separate accounts;
7.	NB Group and its affiliated companies;
8.	an individual or entity with a substantial client relationship with NB Group and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with a Fund;
9.	financial intermediaries (including but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;
10.	Employer-sponsored qualified retirement plans, including 401(k) plans, 457 plans, group 403(b) plans and individual 403(b) accounts, maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans; and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Funds and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator to service such accounts;
11.	Employee benefit and retirement plans sponsored by NB Group and any affiliates and any entity controlling, controlled by or under common control with NB Group and any affiliates;
12.	Certain IRAs that are part of an IRA platform sponsored by or maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator which specifically provides that the Funds' shares are offered at NAV on such IRA platform; and
13.	Qualified Tuition Programs under Section 529 of the Code.
Shares are offered at NAV to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at NAV for the life of the account.
Reducing your Class A initial sales charge—Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse—or equivalent if recognized under local law—and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge.
Aggregating accounts to reduce Class A initial sales charge—To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts if all parties are purchasing shares for their own accounts and/or:
■	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);
■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);
■	individual retirement plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan ;
■	endowments or foundations established and controlled by you or your immediate family; or
■	529 accounts, which will be aggregated at the account owner level.
Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:
■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
■	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;
■	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such
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organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or
■	for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.
Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.
Concurrent purchases to reduce Class A initial sales charge—You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge.
Rights of accumulation to reduce Class A initial sales charge—Subject to the limitations described in the aggregation policies above, you may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your financial intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation. You should retain any records necessary to substantiate the historical amounts you have invested. You must contact your financial adviser or the Distributor if you have additional information that is relevant to the calculation of the value of your holdings. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family. You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at NAV).
Letter of Intent to reduce Class A initial sales charge—You may reduce your Class A sales charge by establishing a letter of intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period (the “Period”) and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and other distributions do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the Letter. See “Sales Charges” for more information.
The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.
The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.
A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.
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Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase. Employer sponsored retirement plans may be restricted from establishing a letter of intent.
Right of reinvestment—Please see “Maintaining Your Account—When you sell shares” for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.
Contingent deferred sales charge waivers—The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:
■	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which contingent deferred sales charge would apply to the initial shares purchased
■	tax-free returns of excess contributions to IRAs
■	redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the date of such notification will be subject to a CDSC.
■	distributions from an IRA upon the shareholder’s attainment of age 59½
■	the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the 12% limit):
(i) redemptions due to the shareholder receiving required minimum distributions from retirement accounts upon reaching age 70½; and
(ii) redemptions through a systematic withdrawal plan (SWP) established directly with a Fund. For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of income dividends and/or other distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any income dividends and/or other distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.
For purposes of this paragraph, “account” means:
(a) in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and
(b) in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.
■	purchases where no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase.
Exchanges of shares—Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund shares being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of distributions from a fund in the fund family having a sales charge.
Distributions and Taxes
Distributions—Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, each Fund makes any distributions once a year (normally in December). Gains from foreign currency transactions, if any, are normally distributed in December. A Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.
Unless you designate otherwise, your distributions if any from a Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated
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bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from a Fund will be reinvested in additional shares of the distributing Class of a Fund or paid to you in cash.
How distributions are taxed—Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.
Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free.
Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.
Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, a Fund’s dividends attributable to “qualified dividend income” (generally, dividends a Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to maximum federal income tax rates for individual shareholders that are lower than the maximum rates for ordinary income (“lower maximum rates”).
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.
If, for any taxable year, a Fund distributes an amount that exceeds the sum of its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year, —which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—plus its accumulated earnings and profits, if any, that excess generally will not be taxable (a so-called “return of capital”), which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).
Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of a Fund’s net income and/or realized gains.
How share transactions are taxed—When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.
Additional tax—An individual shareholder’s distributions from a Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from a Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual's “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this tax may have on your investment in Fund shares.
Taxes and You
The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax.
How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.
Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.
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Backup Withholding
A Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from a Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.
If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.
Buying Shares Before a Distribution
The money a Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of a Fund just before it makes such a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.
Basis Determination and Reporting
Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with a Fund’s default basis determination method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. A Fund must report to the Internal Revenue Service and furnish to you the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and a Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.
Grandfathered Investors
“Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor's “immediate family” (his or her spouse—or equivalent if recognized under local law—and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor's mother, father, sister, or brother may open a custodial account for the Grandfathered Investor's minor children. Grandfathered Investors do not include any financial intermediaries who have accounts with a fund or shareholders who invest through such financial intermediaries.
Statements and Confirmations—Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).
Systematic Investments—This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month (for Institutional Class, once you make an initial minimum investment of at least $1 million). You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.
Systematic Withdrawals—This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.
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Electronic Bank Transfers—When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.
FUNDfone®— Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.
Dollar-Cost Averaging
Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount—say, $100 a month—you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.
Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.
Internet Access
Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.
The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.
As a Fund shareholder, you can use the web site to access account information 24 hours a day.
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If you are a Grandfathered Investor buying or selling shares, instructions are provided in the following charts. Investors buying or selling shares through a financial intermediary should contact it for instructions.
Buying Shares—Grandfathered Investors
Method	Things to know	Instructions
Sending us a check	Your first investment must be at least $1,000
Additional investments can be as little as $100
We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents
You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses
All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us	Fill out the application and enclose your check
If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021
Wiring money	All wires must be for at least $1,000	Before wiring any money, call 800-877-9700 for an order confirmation
Have your financial institution send your wire to State Street Bank and Trust Company
Include your name, the Fund name, your account number and other information as requested
Exchanging from another fund	All exchanges must be for at least $1,000
Both accounts involved must be registered in the same name, address and taxpayer identification number
	An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is received in proper form Not available on retirement accounts	Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer
Setting up systematic investments	All investments must be at least $100 (and for Institutional Class, in addition to an initial minimum investment of at least $1 million)	Call 800-877-9700 for instructions
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Selling Shares—Grandfathered Investors
Method	Things to know	Instructions
Sending us a letter	Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded
If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $100,000, you will be charged an $8.00 wire fee
You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee
You may need a Medallion signature guarantee
Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you	Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
If express delivery, registered mail, or certified mail, send to:
Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021
Sending us a fax	For amounts of up to $100,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number
Calling in your order	All phone orders to sell shares must be for at least $1,000 unless you are closing out an account
Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)
	Not available if you have changed the address on the account in the past 15 days	Call 800-877-9700 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions
Exchanging into another fund	All exchanges must be for at least $1,000
Both accounts involved must be registered in the same name, address and taxpayer identification number
	An exchange order cannot be cancelled or changed once it has been placed	Call 800-877-9700 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-877-9700 for instructions
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Market Timing Policy
Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to a Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.
The Manager applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.
Portfolio Holdings Policy
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.
The complete portfolio holdings for each Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for Global Allocation Fund are generally posted 15-30 days after each month-end. The complete portfolio holdings for Risk Balanced Commodity Strategy Fund are generally posted 15-30 days after each quarter-end.
Global Allocation Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Risk Balanced Commodity Strategy Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.
No earlier than five business days after month-end, a Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month or quarter as of month-end or quarter-end, as applicable, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent month or quarter, as applicable, has been posted.
Fund Structure
Each Fund uses a “multiple class” structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A, Class C and Institutional Class shares of the Funds.
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Appendix A
Financial Intermediary-Specific Sales Charge Waivers and Discounts
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Distributor or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Distributor or through another intermediary to receive these waivers or discounts.
Merrill Lynch:
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■	Shares purchased by or through a 529 Plan
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A, B and C Shares available at Merrill Lynch
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a right of reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this prospectus.
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund
A-1

family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
UBS Financial Services, Inc.:
Non-profits in brokerage accounts are eligible for sales charge waivers on purchases of Class A shares.
A-2

NEUBERGER BERMAN ALTERNATIVE FUNDS
Class A, Class C and Institutional Class Shares
If you would like further details on these Funds, you can request a free copy of the following documents:
Shareholder Reports. The shareholder reports offer information about each Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year or fiscal period
■	Fund performance data and financial statements
■	portfolio holdings.
Statement of Additional Information (SAI). The SAI contains more comprehensive information on each Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.
The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.
Investment Manager: Neuberger Berman Investment Advisers LLC
Obtaining Information
You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
877-628-2583
Website: www.nb.com
You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.
You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.
Each Fund’s current net asset value per share is made available at: http://www.nb.com/performance.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.
SEC File Number: 811-21715
R0001 02/18

Neuberger Berman Alternative and Multi-Asset Class Funds
Class R6
Neuberger Berman Global Allocation Fund	NRGLX
Prospectus February 28, 2018
These securities have not been approved or disapproved by the Securities and Exchange Commission and the Commodity Futures Trading Commission, and the Securities and Exchange Commission and Commodity Futures Trading Commission have not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
Neuberger Berman Alternative and Multi-Asset Class Funds
Fund Summary
Neuberger Berman Global Allocation Fund	2
Descriptions of Certain Practices and Security Types	16
Additional Information about Principal Investment Risks	17
Information about Additional Risks	32
Descriptions of Indices	32
Management of the Fund	33
Financial Highlights	35

YOUR INVESTMENT
Maintaining Your Account	36
Share Prices	39
Distributions and Taxes	40
Market Timing Policy	41
Portfolio Holdings Policy	42
Fund Structure	42

Fund Summary
Neuberger Berman Global Allocation Fund
Class R6 (NRGLX)
GOAL
The Fund seeks total return.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a % of the value of your investment)
Management fees	0.63
Distribution and/or shareholder service (12b-1) fees	None
Other expenses	1.97
Acquired fund fees and expenses	0.47
Total annual operating expenses	3.07
Fee waiver and/or expense reimbursement	1.92
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	1.15
[1]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) are limited to 0.68% of average net assets. This undertaking lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class R6 will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.68% of its class’ average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense. In addition, for so long as the Fund invests any assets in an affiliated Underlying Fund (as defined below), the Manager undertakes to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from such affiliated Underlying Fund on those assets. This undertaking may not be terminated without the consent of the Board of Trustees.
Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class R6	$117	$365	$1,066	$2,941
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio when including securities that were sold short and 101% of the average value of its portfolio when excluding securities that were sold short.
2 Global Allocation Fund

Principal Investment Strategies
To pursue its goal, the Fund employs a fundamental and quantitative approach to allocating the Fund’s assets among various investment strategies that primarily invest in U.S. and non-U.S. equity and debt securities, commodities, and currencies. The Fund seeks to generate returns primarily through asset allocation and security selection, utilizing the Manager’s collective investment expertise. The Fund may also obtain investment exposure to these asset classes through investments in exchange traded funds (“ETFs”) or other investment companies, including those managed by the Manager (“Underlying Funds”), or through the use of derivatives. The Fund’s allocation to equity securities is achieved by investing directly in equity securities and by investing in Underlying Funds. The Fund’s allocation to commodities and a portion of the Fund’s allocation to debt securities is achieved by investing in Underlying Funds and partly by investing directly in such securities. For a portion of the Fund’s allocation to equity and debt securities, and certain other investments, including derivatives, investments may be chosen by a select group of the Manager’s portfolio managers (“Underlying Managers”).
The Portfolio Managers make asset allocation decisions and seek to identify investment opportunities using a variety of fundamental and quantitative analyses and may use the Manager’s fundamental research capabilities in analyzing the overall investment opportunities and risks among the various asset classes and investment strategies. The Portfolio Managers review the Fund’s asset allocations and seek to identify asset classes, sectors, securities and other investment opportunities that appear attractively valued. Opportunities to invest in different asset classes or to adjust allocations among existing asset classes may be identified based on numerous factors, including analysis of historic and projected relative returns, economic factors, industry cycles, volatility forecasts, and political trends, among other factors impacting global financial markets.
The Portfolio Managers have considerable latitude in selecting the Fund’s investments and may adjust the Fund’s portfolio and overall risk profile by making tactical decisions to overweight or underweight particular asset classes or sectors based on their outlook, as well as the views of Neuberger Berman’s asset allocation committee, on the global economy and markets. The Portfolio Managers may adjust the Fund’s overall exposure, including by making changes to the allocations among asset classes, and there is no requirement as to the percentage of the Fund’s assets that must be invested in any asset class.
Each of the Underlying Managers employs either a fundamental or quantitative approach or a combination of both approaches when making investment decisions. They utilize bottom up, research-driven processes to identify investments that they believe have the ability to deliver value to their shareholders over the long term.
The Fund’s investments may include: (i) long and short investments in equity securities of companies of any market capitalization throughout the world (including the U.S. and emerging markets), which may include common and preferred stocks, and depositary receipts; (ii) debt, including below investment grade debt securities (commonly known as “junk bonds”), issued by corporate entities throughout the world (including the U.S. and emerging markets), and domestic and foreign governments and their agencies and/or instrumentalities, loans and loan participations, inflation protected securities, convertible bonds, mortgage- and asset-backed securities, and collateralized debt obligations; (iii) real estate investment trusts (“REITs”); (iv) master limited partnerships (“MLPs”); (v) securities and other instruments that provide exposure to commodities and similar assets; (vi) foreign currencies; and (vii) certain derivative instruments.
The Fund may use derivatives without limitation and intends to invest primarily in four categories: (i) futures contracts based on indices, government bonds, interest rates and currencies; (ii) forward foreign currency contracts; (iii) swaps, including interest rate swaps and total return swaps on broad-based indices; and (iv) call and put options on securities and indices including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts on securities and indices. All of these derivatives may be used in an effort to: enhance returns; manage or adjust the risk profile of the Fund or the risk of individual positions; replace more traditional direct investments; obtain or reduce exposure to certain markets; establish net short or long positions for markets, currencies or securities; adjust the duration of the Fund’s fixed income securities; or alter the Fund’s exposure to markets, currencies, interest rates, sectors and issuers.
Under normal market conditions, the Fund will invest so that at least 40% of its investment exposure comes from non-U.S. securities and other instruments (unless market conditions are not deemed favorable by the Portfolio Managers, in which case the Fund would invest so that at least 30% of its investment exposure comes from non-U.S. securities and other instruments). These non-U.S. securities or other instruments are issued by (i) foreign government or quasi-governmental issuers or (ii) nongovernmental issuers (a) that are organized or located outside the U.S., (b) that primarily trade in a market located outside the U.S., or (c) that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. For temporary defensive purposes or in connection with implementing changes in the asset allocation, the Fund may deviate substantially from these percentage allocations.
In an effort to achieve its goal, the Fund may engage in active and frequent trading.
3 Global Allocation Fund

PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the equity, fixed income, commodity and currency markets, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments and short sales will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
The Fund’s investment program requires that the Portfolio Managers understand a variety of instruments traded in markets around the world, the relationships among those instruments and markets, and their relationship to broader political and economic events and trends. A failure to properly understand those instruments or relationships, or to identify and take into account changes in their relationship, may result in losses to the Fund.
The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the strength of economic signals, consistency of investment views, risk forecasts, the accuracy of the overall investment models, new regulation in the U.S. and other countries and the Portfolio Managers’ asset allocation decisions. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance, which, unless otherwise noted, include those that may directly or indirectly affect the Fund through its investments in Underlying Funds:
Asset Allocation Risk. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes. An asset allocation strategy that seeks to reduce portfolio risk by simultaneously investing in non-correlated asset classes may be negatively impacted if correlations change abruptly or unexpectedly.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities including, but not limited to, interest rate risk and credit risk.
Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and the Fund’s investment manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The Fund’s investment manager is therefore subject to dual regulation by the Securities and Exchange Commission and the Commodity Futures Trading Commission. Compliance with regulations governing commodity pools may increase the Fund’s regulatory compliance costs. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely impact the Fund, and the Fund may be compelled to consider significant changes, which could include substantially altering its principal investment strategies or, if deemed necessary, liquidating the Fund.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
4 Global Allocation Fund

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
5 Global Allocation Fund

If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in one country or geographic region. If the Fund does so, there is a greater risk that economic, political, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds.
Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.
6 Global Allocation Fund

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. Repayment of the original principal upon maturity (as adjusted upward for inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In periods of deflation, the Fund may have no income at all from such investments. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives and short positions may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Fund may also purchase a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be
7 Global Allocation Fund

called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities by the underperformance of a sector or during market downturns.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies, and may be difficult to value. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues
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and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private Placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.
Quantitative Investing and Other Model Risk. The Fund's investment strategies may employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process. To a significant extent, the performance of a strategy that utilizes quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely
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and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Risks of Investing in Affiliated Underlying Funds. The Fund may invest in affiliated Underlying Funds. The investment performance of the Fund is directly related to the investment performance of those affiliated Underlying Funds and to the allocation of its assets among those affiliated Underlying Funds. To the extent the Fund’s assets are invested in an affiliated Underlying Fund, the Fund is exposed to the same principal risks as the affiliated Underlying Fund. The Fund is also exposed to the affiliated Underlying Funds’ expenses in direct proportion to the allocation of its assets to the affiliated Underlying Funds, which could result in the duplication of certain fees, including the administration fees that are paid to Neuberger Berman Investment Advisers LLC (“NBIA”). NBIA is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however, because the Manager has undertaken to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.
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The Fund may invest in an affiliated Underlying Fund that invests in a wholly owned subsidiary (“Subsidiary”) and is subject to the following additional risks, in addition to other risks.
Commodity Risk. The Underlying Fund's and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Underlying Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Underlying Fund focuses its investments in a particular commodity in the commodities market, the Underlying Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. Because the Underlying Fund's and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Underlying Fund's shares.
Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Underlying Fund may be unable to exit its position.
Subsidiary Risk. By investing in the Subsidiary, the Underlying Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Underlying Fund, and thus, present the same risks whether they are held by the Underlying Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. The Underlying Fund’s Board of Trustees has oversight responsibility for the investment activities of the Underlying Fund, including its investment in the Subsidiary, and the Underlying Fund’s role as sole shareholder of the Subsidiary. In adhering to the Underlying Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Underlying Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Underlying Fund and the Subsidiary, respectively, are organized, could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Underlying Fund and its shareholders.
Tax Risk. To qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”) (“RIC”), and be eligible to receive “pass-through” tax treatment, the Underlying Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Internal Revenue Service (“Service”) issued a large number of private letter rulings (which the Underlying Fund may not use or cite as precedent) between 2006 and 2011 concluding that income a RIC derives from a wholly owned foreign subsidiary (a “CFC”) (such as the Subsidiary) that earns income derived from commodities is qualifying income. The Underlying Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Underlying Fund derives from the Subsidiary should constitute qualifying income.
The policies underlying those rulings will be overturned, however, if regulations proposed in September 2016 are finalized as proposed. Under the proposed regulations, a CFC’s income that the Code required a RIC to include in its gross income each taxable year (“Subpart F Inclusion”), which those rulings concluded was qualifying income for the RIC, will no longer be considered qualifying income, and only distributions the CFC makes to the RIC out of its
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earnings and profits for the applicable taxable year that are attributable to the Subpart F Inclusion (“Earnings and Profits”) will qualify. Although the Underlying Fund currently does receive annual distributions from the Subsidiary out of its Earnings and Profits, if any, each taxable year, if in one or more taxable years the Underlying Fund did not receive any such distributions (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Underlying Fund might have difficulty in such years satisfying one of the requirements to qualify as a RIC.
Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.
The federal income tax treatment of the Underlying Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Underlying Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Underlying Fund failed the qualifying income test for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense. If, on the other hand, the Underlying Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate tax rate, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to its shareholders as dividend income. In that event, the Underlying Fund’s Board of Trustees may authorize a significant change in investment strategy or the Underlying Fund’s liquidation.
Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Underlying Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
In addition, if the Underlying Fund did not qualify as a RIC, that could cause the Fund to be unable to qualify as a RIC, which would adversely affect the Fund's shareholders.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Short Sale Risk. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market. The Fund may not always be able to close out a short position at a favorable time or price. If the Fund covers its short sale at an unfavorable price, the cover transaction is likely to reduce or eliminate any gain, or cause a loss to the Fund. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.
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Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.
The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stock Risk. Value stocks may remain undervalued or may decrease in value during a given period or may not ever realize what the portfolio management team believes to be their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions or investor preferences.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy.
The following performance is that of the Fund's Institutional Class, which is not offered by this prospectus, but it would have substantially similar performance because the shares are invested in the same portfolio of securities. The performance would differ only to the extent that the classes do not have the same expenses. Because Institutional Class has higher expenses than Class R6, its performance typically would have been lower than that of Class R6. Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
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Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q4 '13, 9.56%
Worst quarter:    Q3 '15, -8.03%
average annual total % returns as of 12/31/17
Global Allocation Fund	1 Year	5 Years	Since Inception (12/29/2010)
Return Before Taxes	17.99	5.91	6.49
Return After Taxes on Distributions	15.89	4.53	4.98
Return After Taxes on Distributions and Sale of Fund Shares	10.73	4.01	4.46
60% MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or taxes) and 40% Bloomberg Barclays Global Aggregate Index (reflects no deduction for fees, expenses or taxes)	17.09	6.81	6.27
MSCI All Country World Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or taxes)	23.97	10.80	8.81
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is co-managed by Erik Knutzen (Multi-Asset Class Chief Investment Officer and Managing Director of the Manager), Brad Tank (Managing Director, Chief Investment Officer and Global Head of Fixed Income of the Manager), and Ajay Jain (Portfolio Manager).
Mr. Tank has managed the Fund since its inception in 2010. Messrs. Knutzen and Jain have managed the Fund since January 2015.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through investment providers, such as banks, brokerage firms, retirement plan administrators, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Class R6 shares.
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For certain institutional investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone or exchange (call 800-366-6264 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.
The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your investment provider to determine whether it imposes minimum purchase requirements.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If an investor purchases shares of another class of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of shares of those other classes of the Fund and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund or that other class over another investment. No such payments are made with respect to Class R6. To the extent the Fund makes such payments with respect to another class, they can come only out of the assets of that other class.
15 Global Allocation Fund

Descriptions of Certain Practices and Security Types
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks and other securities that pay interest or dividends and are convertible into or exchangeable for common stocks. Convertible securities generally have some features of common stocks and some features of debt securities. In general, a convertible security performs more like a stock when the underlying stock's price is high relative to the conversion price (because it is assumed that it will be converted into the stock) and performs more like a debt security when the underlying stock's price is low relative to the conversion price (because it is assumed that it will mature without being converted). Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer's common stock, but lower than the yield of the issuer's debt securities.
Debt Securities. Debt securities may include securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; mortgage-backed securities and other asset-backed securities; and loans. Debt securities may include fixed and floating rate debt securities issued by domestic and foreign governments, corporate entities and trust structures that may or may not pay interest at the time of issuance.
Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.
Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. If the holder exercises an uncovered call option, the seller of the option may have to buy the underlying asset at the current market price to fulfill its obligation. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.
Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.
Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.
Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.
Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.
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There are various types of swaps including, but not limited to, the following:interest rate swaps (exchanging a floating interest rate for a fixed interest rate) and total return swaps (exchanging a floating interest rate for the total return of a reference instrument).
Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.
Equity Securities. Equity securities may include common stock, REITs, MLPs, convertible securities (including convertible preferred stock) and preferred stock.
Loans. Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which the Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.
Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities may include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.
Master Limited Partnerships. MLPs are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded and are freely traded on a securities exchange or in the over-the-counter market. The majority of MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the security holder level and generally are not subject to federal or state income tax at the partnership level. Annual income, gains, losses, deductions and credits of an MLP pass-through directly to its security holders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the MLP.
REITs. A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. A domestic REIT is not taxed on net income and net realized gains that are distributed to its shareholders, provided it complies with certain requirements of the Internal Revenue Code of 1986, as amended, and similar treatment may also apply to foreign REITs under the laws in which they are formed. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
Short Sales. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security.
Additional Information about Principal Investment Risks
This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section. The following risks are described in alphabetical order and not in order of importance or potential exposure. Unless otherwise noted, these risks include those that may directly or indirectly affect the Fund through its investments in the Underlying Funds and other investment companies.
Asset Allocation Risk. The asset classes in which the Fund invests may perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its allocation among asset classes. The Fund may be invested in an asset class during a period when that asset class underperforms other asset classes. An asset allocation strategy that seeks to reduce portfolio risk by simultaneously investing in non-correlated asset classes may be negatively impacted if correlations change abruptly or unexpectedly.
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Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs carry risks including, but not limited to, (i) the possibility that distributions from the underlying debt securities will not be adequate to make interest or other payments, (ii) the quality of the underlying debt securities may decline in value or default, particularly during periods of economic downturn, (iii) the Fund may invest in CDOs that are subordinate to other classes of securities, and (iv) the complex structure may produce disputes with the issuer or unexpected investment results. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. CDOs can be difficult to value and may at times be illiquid. In addition, CDOs involve many of the same risks of investing in debt securities including, but not limited to, interest rate risk and credit risk.
Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and the Fund’s investment manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The Fund’s investment manager is therefore subject to dual regulation by the Securities and Exchange Commission and the Commodity Futures Trading Commission. Compliance with regulations governing commodity pools may increase the Fund’s regulatory compliance costs. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely impact the Fund, and the Fund may be compelled to consider significant changes, which could include substantially altering its principal investment strategies or, if deemed necessary, liquidating the Fund.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.
Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Entities providing credit or liquidity support also may be affected by credit risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.
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Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.
Depositary Receipts Risk. Depositary receipts are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying foreign securities are denominated in foreign currency, and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, depositary receipts involve many of the same risks of investing directly in the underlying foreign securities.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.
Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.
When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed.
Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.
Additional risks associated with certain types of derivatives are discussed below:
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This
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could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, in the case of a covered call, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument and the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.
If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid and the use of those funds.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Changes in the Law Governing Derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.
ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.
Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial
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or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.
The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.
Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously. Growth stocks also may lack the dividends often associated with value stocks that can cushion their decline in a falling market. While the price of any type of stock may rise and fall rapidly, growth stocks may underperform during periods when the market favors value stocks.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings.
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Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Repayment of the original principal upon maturity (as adjusted upward for inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.
Any increase in the principal value of an inflation-linked debt security is taxable in the year the increase occurs, even though the security’s holders do not receive cash representing the increase until the security matures.
The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If market interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives and short positions may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund utilizes certain of these practices, it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings at unfavorable times or prices.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to
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finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.
Alternatively, the Fund may acquire a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the lending bank or other party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.
Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, lower-rated debt securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Lower-rated debt securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.
The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of lower-rated debt securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.
Market Capitalization Risk. To the extent the Fund invests in securities of small-, mid-, or large-cap companies, it takes on the associated risks. At times, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be unable to respond as quickly to changes and opportunities. Compared to large-cap
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companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of securities by the underperformance of a sector or during market downturns. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities and the Fund may not be able to liquidate a position at a particular time.
Market Direction Risk. Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer when there is a general market advance and the Fund holds significant “short” positions, or when there is a general market decline and the Fund holds significant “long” positions. The markets may have considerable volatility from day to day and even in intra-day trading.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects.
Master Limited Partnership Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies, and may be difficult to value. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in the Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The risks of investing in an MLP generally include those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities differ from more traditional debt securities because the principal is paid back over the life of the security rather than at the security’s maturity; however, principal may be repaid early if a decline in interest rates causes many borrowers to refinance (known as repayment risk), or repaid more slowly if a rise in rates causes refinancings to slow down (known as extension risk). Thus, they tend to be more sensitive to changes in interest rates than other types of debt securities and as a result, these securities may exhibit additional volatility during periods of interest rate turmoil. In addition, investments in mortgage- and asset-backed securities may be subject to call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other
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things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Fund and its shareholders.
The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Other Investment Company Risk. To the extent the Fund invests in ETFs or other investment companies, including money market funds, its performance will be affected by the performance of those other investment companies. Investments in ETFs and other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities are securities that are subject to legal restrictions on their sale and may not be sold to the public unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their sale. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a
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less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a private placements or other restricted security, so it may be less able to predict a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be unable to sell the securities.
Quantitative Investing and Other Model Risk. The Fund's investment strategies may employ quantitative algorithms and models that rely heavily on the use of proprietary and nonproprietary data, software and intellectual property that may be licensed from a variety of sources. The quality of the resulting analysis and investment selections produced by the portfolio construction process depends on a number of factors including the accuracy of voluminous data inputs into the quantitative models used in the investment process, the mathematical and analytical underpinnings of the coding, the accuracy in translating those analytics into program code, the speed that market conditions change and the successful integration of the various quantitative models in the portfolio selection process.
Each component of the investment process has elements that present the possibility for human error. Because the financial markets are constantly evolving, most trading systems and models require continual monitoring and enhancements. There is no guarantee that such enhancements to the various quantitative models will be identified or implemented on a timely basis or that they will be successful. The use of a trading system or model that is not effective could at any time have a material adverse effect on the performance of the Fund. The successful deployment of the portfolio construction process could be severely compromised by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs, malicious code such as “worms,” viruses or system crashes or various other events or circumstances within or beyond the control of the Portfolio Managers.
To a significant extent, the performance of a strategy that uses quantitative algorithms and models will depend on the success of implementing and managing the algorithms and models that assist in selecting and/or allocating the Fund’s assets. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models may also have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could result.
Quantitative investment techniques also present the risk that errors may occur and such errors may be extremely hard to detect. In some cases, an error can go undetected for a long period of time. In many cases it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. Analytical errors, software errors, development errors and implementation errors as well as data errors are inherent risks. Quantitative investment techniques often require timely and efficient execution of transactions. Inefficient execution of trades can eliminate the ability to capture the pricing differentials that the strategy seeks to capture.
Investment process errors are those errors that occur during the process of generating trade list recommendations for the strategy. Examples of investment process errors include analytical errors, software errors, program code errors, development errors and implementation errors.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies, movement away from the tighter financial industry regulations that followed the 2008 financial crisis, and enactment of a reduced corporate tax rate (as the U.S. recently did). The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics
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indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated.
Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.
Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend.
REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some of the REIT securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.
Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.
Risks of Investing in Affiliated Underlying Funds. The Fund may invest in affiliated Underlying Funds. The investment performance of the Fund is directly related to the investment performance of those affiliated Underlying Funds and to the allocation of its assets among those affiliated Underlying Funds. To the extent the Fund’s assets are invested in an affiliated
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Underlying Fund, the Fund is exposed to the same principal risks as the affiliated Underlying Fund. The Fund is also exposed to the affiliated Underlying Funds’ expenses in direct proportion to the allocation of its assets to the affiliated Underlying Funds, which could result in the duplication of certain fees, including the administration fees that are paid to Neuberger Berman Investment Advisers LLC (“NBIA”). NBIA is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however, because the Manager has undertaken to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.
The Fund may invest in an affiliated Underlying Fund that invests in a Subsidiary and is subject to the following additional risks, in addition to other risks.
Commodity Risk. The Underlying Fund's and the Subsidiary’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Underlying Fund and the Subsidiary to greater volatility than investments in traditional securities. The commodities markets are impacted by a variety of factors, including changes in overall market movements, resource availability, commodity price volatility, speculation in the commodities markets, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The frequency, duration and magnitude of such changes cannot be predicted. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. No active trading market may exist for certain commodities investments, which may impair the ability of the Underlying Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of commodities investments. Because the Underlying Fund's and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Underlying Fund's shares.
Agricultural and Soft Commodities Sector Risk. Risks of investing in agricultural sector commodities include, in addition to other risks, the impact of government policies on planting of certain crops and possible alternative uses of agricultural resources, the location and size of crop production, trading of unprocessed or processed commodity products, and the volume and types of imports and exports.
Energy Sector Risk. Risks of investing in energy sector commodities include, in addition to other risks, price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental and other safety regulations, supply of and demand for energy fuels, energy conservation efforts, capital expenditures on and the success of exploration and production projects, increased competition and technological advances, tax and other government regulations, and policies of the Organization of the Petroleum Exporting Countries (OPEC) and oil importing nations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims and at risk of loss from terrorism, natural disasters, fires and explosions.
Industrial Metals Sector Risk. Risks of investing in industrial metals sector commodities include, in addition to other risks, substantial price fluctuations over short periods of time, imposition of import controls, increased competition and changes in industrial, governmental, and commercial demand for industrial metals.
Precious Metals Sector Risk. Risks of investing in precious metals sector commodities include, in addition to other risks, changes in the level of the production and sale of precious metals by governments or central banks or other larger holders.
Companies in each of the above sectors could also be affected by, among other things, commodity price volatility, exchange rates, government regulation, mandated expenditures for safety and pollution control devices, inflation expectations, resource availability, import controls, increased competition, technical progress, labor relations, and economic cycles.
Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default at the time of investment. The Underlying Fund may
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incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Underlying Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Underlying Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.
Warrants and Rights Risk. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Underlying Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
Subsidiary Risk. By investing in the Subsidiary, the Underlying Fund is indirectly exposed to the risks associated with the Subsidiary’s investments and operations. The commodity-linked derivative instruments and other investments held by the Subsidiary are similar to those that are permitted to be held by the Underlying Fund, and thus, present the same risks whether they are held by the Underlying Fund or the Subsidiary. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary are both managed by Neuberger Berman Investment Advisers LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. The Underlying Fund’s Board of Trustees has oversight responsibility for the investment activities of the Underlying Fund, including its investment in the Subsidiary, and the Underlying Fund’s role as sole shareholder of the Subsidiary. In adhering to the Underlying Fund’s investment restrictions and limitations, Neuberger Berman Investment Advisers LLC will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Underlying Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Underlying Fund and the Subsidiary, respectively, are organized, could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Underlying Fund and its shareholders.
Tax Risk. To qualify as a RIC under the Code and be eligible to receive “pass-through” tax treatment, the Underlying Fund must, among other things, derive at least 90% of its gross income for each taxable year from types of income treated as “qualifying income” under the Code. Although qualifying income does not include income derived directly from commodities, including certain commodity-linked derivative instruments, the Service issued a large number of private letter rulings (which the Underlying Fund may not use or cite as precedent) beginning in 2006 concluding that income a RIC derives from a CFC (such as the Subsidiary) that earns income derived from commodities is qualifying income; the Service suspended the issuance of those rulings in July 2011. The Underlying Fund has received an opinion of counsel, which is not binding on the Service or the courts, that income the Underlying Fund derives from the Subsidiary should constitute qualifying income.
Although the issuance of those rulings technically is still suspended, RICs’ investments in CFCs for purposes of indirectly investing in commodities have become endangered as a result of proposed regulations under the Code. Under the proposed regulations, the income a RIC is deemed under the Code to constructively derive from a CFC each taxable year, which those rulings concluded were qualifying income, will no longer be considered qualifying income for the RIC, and only distributions the CFC makes to the RIC out of its associated earnings and profits for the applicable taxable year will qualify. Although the Underlying Fund currently does receive distributions from the Subsidiary of its Annual Earnings and Profits each taxable year, if any, if in one or more taxable years the Underlying Fund did not receive any such distributions for which it is eligible (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Underlying Fund might have difficulty in those years satisfying one of the requirements to qualify as a RIC.
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Contemporaneously with publication of the proposed regulations, the Service issued a revenue procedure, which provides that the Service will not “ordinarily” issue private letter rulings on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Accordingly, future rulings regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.
The federal income tax treatment of the Underlying Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Underlying Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes. If the Underlying Fund failed to so qualify for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense. If, on the other hand, the Underlying Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to shareholders as dividend income (and no part of such distributions would be taxable as long-term capital gain). In that event, the Underlying Fund’s Board of Trustees may authorize a significant change in investment strategy or the Underlying Fund’s liquidation.
In addition, if the Underlying Fund did not qualify as a RIC, that could cause the Fund to be unable to qualify as a RIC, which would adversely affect the Fund's shareholders.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.
Short Sale Risk. Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction.
Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.
The Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund. The Fund incurs expenses for borrowing securities that may include fees paid to the lender and amounts equal to dividends or interest paid by the borrowed security.
When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.
Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign
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debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.
The Fund may also invest in obligations issued by supranational entities, such as the World Bank. A supranational entity is financially supported by the governments of one or more countries, has no taxing authority, and is dependent on its members for payments of interest and principal. There is no guarantee that the members will continue to make capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.
In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.
Valuation Risk. The price at which the Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Value Stock Risk. Value stocks may remain undervalued or may decrease in value during a given period, may not ever realize what the portfolio management team believes to be their full value, or may turn out to have been appropriately priced at the time the Fund purchased them. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions, or because the stocks’ worth was misgauged. Entire industries or sectors may lose favor with investors, and the Fund, in seeking value stocks, may focus its investments more heavily in those industries or sectors.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Conversely, variable and floating rate instruments will not generally rise in value if market interest rates decline. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
Certain variable and floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the instrument from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the instrument, and the Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable
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rate instruments typically only reset periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Fund’s value to the extent that it invests in variable rate instruments.
Information about Additional Risks
As discussed in the Statement of Additional Information, the Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in the Fund Summary section. For example, should the Fund engage in borrowing or securities lending it will be subject to the additional risks associated with these practices.
Borrowing money or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. With respect to borrowing, the Fund may borrow money to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The cost to the Fund of borrowing may exceed the profits attained on any such shorts positions. Similarly, the Fund may lend securities and use the collateral obtained from the securities loans as the collateral necessary to borrow a security on which the Fund is taking a short position. Securities lending involves some risk of loss of the Fund’s rights in the collateral should the borrower fail financially.
In addition, the Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, the Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect the Fund’s performance and the Fund may not achieve its goal.
The Fund may change its goal without shareholder approval, although it does not currently intend to do so.
Please see the Statement of Additional Information for more information.
Descriptions of Indices
The Bloomberg Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The Global Aggregate Index is largely comprised of three major regional aggregate components: the US Aggregate (USD300mn), the Pan-European Aggregate, and the Asian-Pacific Aggregate Index. In addition to securities from these three benchmarks, the Global Aggregate Index also includes investment grade Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in the three regional aggregate indices.
The 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index blended index is composed of 60% MSCI All Country World Index (described below) and 40% Bloomberg Barclays Global Aggregate Index (described above), and is rebalanced monthly. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.
The MSCI All Country World Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company’s dividend distributions, regardless of withholding taxes that a non-resident may experience.
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Management of the Fund
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $295 billion in total assets (as of 12/31/2017) and continue an asset management history that began in 1939.
For the 12 months ended 10/31/2017, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.32% of its average daily net assets, after advisory fee waiver.
NBIA may engage one or more of foreign affiliates that are not registered under the 1940 Act (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The employees of a participating affiliate are designated to act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Fund will pay no additional fees and expenses as a result of any such arrangements. Neuberger Berman Europe Limited (“NBEL”) is considered a participating affiliate of NBIA pursuant to applicable regulatory guidance.
A discussion regarding the basis for the approval of the Fund's investment advisory agreement by the Board of Trustees is available in the Fund's annual report for the fiscal period ended October 31, 2017.
Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Fund enters into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Fund. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.
The Manager has obtained “manager of managers” exemptive relief from the SEC that permits the Manager, subject to the approval of the Board of Trustees, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement with an unaffiliated subadviser for the Fund without obtaining shareholder approval. The exemptive order permits the Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under this order, the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. The Fund will notify shareholders of any change in the identity of a subadviser or the addition of a subadviser to the Fund.
Portfolio Managers
Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he or she manages.
Neuberger Berman Global Allocation Fund
The Portfolio Managers are responsible for allocating assets among the various investment strategies and are also primarily responsible for security selection for certain investment strategies.
Erik Knutzen, CFA, CAIA, is Multi-Asset Class Chief Investment Officer and Managing Director of the Manager. He joined the firm in 2014. Prior to joining the firm, he was the chief investment officer at an investment consulting firm since 2008.
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Brad Tank is a Managing Director of the Manager. He joined the firm in 2002 and is the Chief Investment Officer and Global Head of Fixed Income. He is a member of the firm’s Operating, Investment Risk, Asset Allocation and Fixed Income’s Investment Strategy Committees, and leads the Fixed Income Multi-Sector Group. He joined the firm after 23 years of experience in trading and asset management.
Ajay Jain, CFA, FCCA, is a Managing Director of NBEL. He joined the firm in 2014. Prior to joining the firm, he was the head of portfolio engineering for funds and advisory services at another financial services firm since 2005.
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Financial Highlights
Global Allocation Fund Class R6 had not commenced operations during the periods shown. The below figures are from Neuberger Berman Global Allocation Fund Institutional Class. Because Institutional Class has higher expenses than Class R6, its performance typically would have been lower than that of Class R6. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Global Allocation Fund—Institutional Class
YEAR ENDED OCTOBER 31,	2013	2014	2015	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.30	11.63	10.81	10.42	10.49
Plus:
Income from investment operations
Net investment income (loss)(3)	(0.09)	(0.12)	0.06	0.10	0.18
Net gains (losses)—realized and unrealized	1.57	0.29	(0.17)	(0.01)	1.52
Subtotal: income (loss) from investment operations	1.48	0.17	(0.11)	0.09	1.70
Minus:
Distributions to shareholders
Income dividends	0.15	0.99	0.28	—	0.05
Net capital gains	—	—	—	0.02	—
Subtotal: distributions to shareholders	0.15	0.99	0.28	0.02	0.05
Equals:
Share price (NAV) at end of year	11.63	10.81	10.42	10.49	12.14
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and offset arrangements had not been in effect.
Net expenses—actual	1.48	1.50	1.03	1.11	0.49
Net expenses (excluding expenses on securities sold short)—actual	0.98	0.98	0.69	0.60	0.46
Gross expenses(1)	3.23	3.25	3.29	4.17	3.59
Gross expenses (excluding expenses on securities sold short)(1)	2.73	2.72	2.94	3.66	3.56
Net investment income (loss)—actual	(0.85)	(1.12)	0.51	0.97	1.63
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	14.56	1.37	(1.12)	0.87	16.24
Net assets at end of year (in millions of dollars)	17.2	12.5	8.9	10.1	13.9
Portfolio turnover rate (including securities sold short)(%)	187	228	195(4)	176(4)	113(4)
Portfolio turnover rate (excluding securities sold short)(%)	158	216	185(4)	174(4)	101(4)
(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	The portfolio turnover rates including mortgage dollar roll transactions, including and excluding securities sold short, were 165% and 154%, respectively, for the year ended October 31, 2017, 182% and 183%, respectively, for the year ended October 31, 2016 and 198% and 189%, respectively, for the year ended October 31, 2015.
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Your Investment
Maintaining Your Account
Class R6 shares described in this prospectus generally are available only through financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers. For certain investors, shares of the Fund may be available directly from Neuberger Berman BD LLC, the Fund's Distributor.
Class R6 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial intermediary), certain products managed by Neuberger Berman or funds in the Neuberger Berman family of funds and certain other investors if approved by the Distributor.
Class R6 shares generally are not available to retail non-retirement accounts, traditional individual retirement accounts (IRAs), Roth IRAs, Coverdell education savings accounts, SEPs, SARSEPs, SIMPLE IRAs, or individual 403(b) plans.
Eligible retirement plans generally may open an account and purchase Class R6 shares by contacting a financial intermediary authorized to sell the Fund's shares. Class R6 shares may not be available through certain financial intermediaries.
Plan participants who are considering an investment in the Fund should contact their employer, retirement plan administrator, or service agent that provides shareholder servicing, record keeping, account maintenance or other services for their retirement plan (“Plan Service Provider”) for details about the Fund that are available under their retirement plan and the procedures for buying and selling shares.
The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your Plan Service Provider to determine whether it imposes minimum purchase requirements.
The Fund does not issue certificates for shares.
For certain investors, shares of the Fund may be available for purchase directly from the Distributor by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021) or by wire, fax, telephone or exchange. Please call 800-866-6264 for an application and instructions.
We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents. We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions. You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses. All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us.
If you bought shares directly from the Distributor, to sell shares send a letter signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions. If by regular, first class mail, send to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. If by express delivery, registered mail, or certified mail, send to Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021. Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded. If you have a designated bank account on your application, you can request that we wire the proceeds to this account. You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH). Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you.
You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:
■	both accounts must have the same registration
■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved
■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.
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The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange. Your ability to exchange to another fund in the fund family may be limited by the availability of a given fund in your retirement plan as determined by your Plan Service Provider.
Every buy or sell order will be processed at the next share price to be calculated after the order has been received in proper form. Purchase orders are deemed “received in proper form” when the Fund's transfer agent has received payment for the shares. Redemption orders are deemed “received in proper form” when the Fund's transfer agent has received your order to sell Fund shares. In the case of certain institutional investors, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. These policies apply to the financial intermediaries who invest in the Fund. Please contact your financial intermediary for its policies.
The Fund typically expects to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Fund's Statement of Additional Information, the Fund also reserves the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.
Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Fund may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.
Under certain circumstances, which may include normal and stressed market conditions, the Fund reserves the right to:
■	suspend the offering of shares
■	reject any exchange or purchase order
■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order
■	change, suspend, or revoke the exchange privilege
■	satisfy an order to sell Fund shares with securities rather than cash
■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)
■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.
The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of the Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees.
Proceeds from the sale of shares—The proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:
■	in unusual circumstances where the law allows additional time if needed
■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.
If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.
Uncashed checks—We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a
37

reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.
Statements and Confirmations—Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).
Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.
It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor the Fund nor its Transfer Agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.
Financial Intermediaries
Class R6 shares described in this prospectus may be purchased through certain financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers.
The fees and policies outlined in this prospectus are set by the Fund and by the Distributor. However, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy and sell Class R6 shares, investor services, and additional policies.
In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.
A Plan Service Provider or an employee benefits office can provide plan participants with detailed information on how to participate in the plan, elect the Fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, plan participants should contact their Plan Service Provider or their employee benefits office.
Financial intermediaries may provide some of the shareholder servicing and account maintenance services required by plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for Plan Service Providers to provide other investment or administrative services. Financial intermediaries may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this prospectus. These fees and additional amounts could reduce an investment return in Class R6 shares of the Fund.
Information Required from New Accounts
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.
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Share Prices
Because Class R6 shares of the Fund do not have a sales charge, the price you pay for each share of the Fund is the Fund’s net asset value per share. Similarly, because the Fund does not charge fees for selling shares, your Fund pays you the full share price (net asset value) when you sell shares.
If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.
The Fund is generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.
The Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). Check with your financial intermediary to find out by what time your order must be received so that it can be processed the same day. Depending on when your financial intermediary accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.
Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.
Share Price Calculations
The net asset value per share of Class R6 of the Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund's portfolio securities changes every business day, its share price usually changes as well.
The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by the Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which the Fund’s share price is calculated.
The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.
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The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.
Distributions and Taxes
Distributions—The Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily,the Fund makes any distributions once a year (normally in December). Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.
Unless you designate otherwise, your distributions from the Fund will be reinvested in additional Class R6 shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Class R6 shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact the Fund in writing or by phone if you bought shares directly. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional Class R6 shares of the Fund or paid to you in cash.
How distributions are taxed—Except for tax-advantaged retirement plans and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.
Fund distributions to qualified retirement plans generally are tax-free. Eventual withdrawals from retirement plans generally are subject to federal income tax.
Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.
Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, the Fund’s dividends attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to maximum federal income tax rates for individual shareholders that are lower than the maximum rates for ordinary income (“lower maximum rates”).
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.
If, for any taxable year, the Fund distributes an amount that exceeds the sum of its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year, —which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—plus its accumulated earnings and profits, if any, that excess generally will not be taxable (a so-called “return of capital”), which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).
Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of the Fund’s net income and/or realized gains.
How share transactions are taxed—When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.
Additional tax—An individual shareholder’s distributions from the Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from the Fund and net gains from the disposition of Fund shares) or (2) the excess of the
40

individual's “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this tax may have on your investment in Fund shares.
Taxes and You
The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax.
How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.
Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.
Backup Withholding
The Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.
If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.
Buying Shares Before a Distribution
The money the Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of the Fund just before it makes such a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.
Basis Determination and Reporting
Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Fund’s default basis determination method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. The Fund must report to the Internal Revenue Service and furnish to you the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and the Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.
Market Timing Policy
Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has
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approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order, or change, suspend or revoke the exchange privilege.
The Manager applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.
Portfolio Holdings Policy
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
The complete portfolio holdings for the Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for the Fund are generally posted 15-30 days after each month-end.
The Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.
No earlier than five business days after month-end, the Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month as of month-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent month has been posted.
Fund Structure
The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class R6 shares of the Fund.
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NEUBERGER BERMAN ALTERNATIVE FUNDS
Class R6 Shares
If you would like further details on this Fund, you can request a free copy of the following documents:
Shareholder Reports. The shareholder reports offer information about the Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year or fiscal period
■	Fund performance data and financial statements
■	portfolio holdings.
Statement of Additional Information (SAI). The SAI contains more comprehensive information on the Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.
The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.
Investment Manager: Neuberger Berman Investment Advisers LLC
Obtaining Information
You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
877-628-2583
Website: www.nb.com
You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.
You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.
The Fund’s current net asset value per share is made available at: http://www.nb.com/performance.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.
SEC File Number: 811-21715
Q0041 02/18

NEUBERGER BERMAN ALTERNATIVE FUNDS
STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2018

Fund	Institutional Class	Class A	Class C	Class R6
Neuberger Berman Absolute Return Multi-Manager Fund	NABIX	NABCX	NABAX	NRABX
1290 Avenue of the Americas, New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com
Neuberger Berman Absolute Return Multi-Manager Fund (the “Fund”) is a mutual fund that offers shares pursuant to prospectuses dated February 28, 2018.  The prospectus and summary prospectus (together, the “Prospectus”) for your share class provide more information about the Fund that you should know before investing. You can get a free copy of the Prospectus, annual report and/or semi-annual report for your share class from Neuberger Berman Investment Advisers LLC (“NBIA” or the “Manager”), 1290 Avenue of the Americas, New York, NY 10104, or by calling the appropriate number listed above for your share class. You should read the Prospectus for your share class and consider the investment objective, risks, and fees and expenses of the Fund carefully before investing.
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for your share class.  This SAI is not an offer to sell any shares of any class of the Fund.  A written offer can be made only by a Prospectus.
The Fund’s financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Fund’s annual report to shareholders into (and are therefore legally part of) this SAI.
No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this SAI is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.

INVESTMENT INFORMATION	1
Investment Policies and Limitations	1
Cash Management and Temporary Defensive Positions	4
Additional Investment Information	4

PERFORMANCE INFORMATION	83

TRUSTEES AND OFFICERS	83
Information about the Board of Trustees	84
Information about the Officers of the Trust	89

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	101
Investment Manager and Administrator	101
Management and Administration Fees	103
Fund Accounting Agent	104
Contractual Expense Limitations	105
Subadvisers	106
Portfolio Manager Information	107
Other Investment Companies or Accounts Managed	112
Codes of Ethics	112
Management and Control of NBIA	113

DISTRIBUTION ARRANGEMENTS	113
Distributor	113
Additional Payments to Financial Intermediaries	115
Distribution Plan (Class A Only)	116
Distribution Plan (Class C Only)	117
Distribution Plan (Class A and Class C)	117

ADDITIONAL PURCHASE INFORMATION	118
Share Prices and Net Asset Value	118
Subscriptions in Kind	120
Financial Intermediaries	120
Automatic Investing and Dollar Cost Averaging	121
Sales Charges	121

ADDITIONAL EXCHANGE INFORMATION	121

ADDITIONAL REDEMPTION INFORMATION	122
Suspension of Redemptions	122
Redemptions in Kind	123

CONVERSION INFORMATION	123

DIVIDENDS AND OTHER DISTRIBUTIONS	123

ADDITIONAL TAX INFORMATION	124
Taxation of the Fund	124
Taxation of the Fund’s Shareholders	133
Special Tax Considerations Pertaining to Funds of Funds	135

FUND TRANSACTIONS	137
Portfolio Turnover	141
Proxy Voting	141

PORTFOLIO HOLDINGS DISCLOSURE	142
Portfolio Holdings Disclosure Policy	142
Portfolio Holdings Approved Recipients	143

REPORTS TO SHAREHOLDERS	145

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	145

CUSTODIAN AND TRANSFER AGENT	146

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	146

LEGAL COUNSEL	146

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	146

REGISTRATION STATEMENT	150

FINANCIAL STATEMENTS	150

APPENDIX A – Long-Term and Short-Term Debt Securities Rating Descriptions	A-1

APPENDIX B – SUBADVISER PROXY VOTING POLICIES	B-1

INVESTMENT INFORMATION
The Fund is a separate operating series of Neuberger Berman Alternative Funds (“Trust”), a Delaware statutory trust since February 15, 2005, that is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.
The Fund commenced operations on May 15, 2012.
The following information supplements the discussion of the Fund’s investment objectives, policies, and limitations in the Prospectuses. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:
(1)      67% of the units of beneficial interest (“shares”) of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or
(2)      a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

The Fund operates as a diversified investment company.
Neuberger Berman Investment Advisers LLC (“NBIA”) is responsible for allocating the assets of the Fund to several subadvisers (each a “Subadviser,” collectively the “Subadvisers”).  Throughout this SAI, the term “Manager” refers to NBIA or the Subadvisers, as appropriate.
Investment Policies and Limitations
Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on illiquid securities, the Manager will take appropriate steps to reduce the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.
The following investment policies and limitations are fundamental:
1. Borrowing.  The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33 1/3% of the value of the Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.
2. Commodities. The Fund may not purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.
3. Diversification.  The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”) or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
4. Industry Concentration.  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
5. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.
6. Real Estate.  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.
7. Senior Securities.  The Fund may not issue senior securities, except as permitted under the 1940 Act.
8. Underwriting.  The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).
For purposes of the limitation on commodities, the restriction does not prevent the Fund from investing in a wholly owned subsidiary, thereby gaining exposure to the investment returns of commodities markets within the limitations of federal income tax requirements, or from investing in commodity-linked derivative instruments.
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For purposes of the investment limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.  Also, this limitation does not prohibit the Fund from purchasing securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, derivative instruments, or from purchasing physical commodities.
With respect to the fundamental policy relating to industry concentration, the policy will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry.
For purposes of the Fund’s industry concentration policy, the Fund will not exclude securities the interest on which is exempt from federal income tax (“tax-exempt securities”) that are issued by municipalities to finance non-governmental projects, such as hospitals (i.e., private activity bonds (“PABs”)), from the industry concentration policy.
For purposes of the investment limitation on concentration in a particular industry, industry classifications are determined for the Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard.
The Fund has the following additional fundamental investment policy:
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open‑end management investment company having substantially the same investment objective, policies, and limitations as the Fund.
The following investment policies and limitations are non-fundamental:
1. Lending.  Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.
2. Margin Transactions.  The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin posted as collateral in connection with derivatives transactions and short sales shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.
3. Illiquid Securities.  The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.
4. Investment by a Fund of Funds. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Senior Securities. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of
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which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.  The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short sales, futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities in amounts deemed sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.  In addition, the non-fundamental policy on borrowing described above does not limit leverage stemming from investment instruments and techniques as to which the SEC or SEC staff has indicated they will not raise senior security concerns.
Cash Management and Temporary Defensive Positions
For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.  These investments may prevent the Fund from achieving its investment objective.
In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NBIA or an affiliate, under specified conditions.  Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee. The Fund may also invest in such instruments to increase liquidity or to provide collateral to be segregated.
Additional Investment Information
The Fund may buy the types of securities and use the investment techniques described below, subject to any applicable investment policies and limitations.  However, the Fund may not buy all of the types of securities or use all of the investment techniques described below.  The Fund’s principal investment strategies and the principal risks of the Fund’s principal investment strategies are discussed in the Prospectuses.
In reliance on an SEC exemptive order, the Fund may invest in both affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”) (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act and the rules and regulations thereunder.  When the Fund invests in underlying funds, it is indirectly exposed to the investment practices of the underlying funds and, therefore, is subject to all the risks associated with the practices of the underlying funds. This SAI is not an offer to sell shares of any
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underlying fund. Shares of an underlying fund are sold only through the currently effective prospectus for that underlying fund.  Unless otherwise noted herein, the investment practices and associated risks detailed below also include those to which the Fund indirectly may be exposed through its investment in an underlying fund. Unless otherwise noted herein, any references to investments made by the Fund include those that may be made both directly by the Fund and indirectly by the Fund through its investments in underlying funds.
Asset-Backed Securities.  Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration). The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.
Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.
Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-
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deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.
Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.
The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.
Banking and Savings Institution Securities.  These include certificates of deposit (“CDs”), time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Fund invests typically are not covered by deposit insurance.
A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.
Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings
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institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
In response to the 2008 financial turmoil, the U.S. Government is taking a variety of measures to increase the regulation of depository institutions and their holding companies.  On July 21, 2010, the President signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which significantly impacts the financial services industry, including more stringent regulation of depository institutions and their holding companies.  Federal regulatory agencies are in the process of developing regulations to implement many of the Dodd-Frank Act’s provisions, so the full impact and compliance burden on the operations and profitability of depository institutions and their holding companies is not yet clear and will not likely be clear for years to come.  Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, depository institutions and their holding companies are likely to be subject to significantly increased regulatory and compliance obligations.  Accordingly, investments in bank paper may not yield expected returns because the increased regulation may significantly curtail the operations and profitability of depository institutions and their holding companies.
In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign banks and foreign branches of U.S. banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.
Collateralized Loan Obligations.  The Fund also may invest in collateralized loan obligations (“CLOs”), which are another type of asset-backed security.  A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield.  The most senior tranche has the best credit quality and the lowest yield compared to the other tranches.  The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults.  However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws.  Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to
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qualify for transactions pursuant to Rule 144A under the 1933 Act.  CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests.  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Fund’s Prospectus (such as interest rate risk and credit risk), CLOs carry risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results.  In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments.  Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral.  Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans.  Such CLOs entail the risks of derivative instruments described elsewhere in this SAI.

Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.
Commodities Related Investments.  The Fund may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of the shares of which relates directly to the value of physical commodities held by such an entity.  As an investor in such an entity, the Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in physical commodities.  In addition, the Fund will not qualify as a “regulated investment company” (as defined in section 851(a) of the Internal Revenue Code of 1986, as amended (“Code”)) (“RIC”) in any taxable year in which more than 10% of its gross income consists of “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.  The Fund’s investment in securities backed by, or in such entities that invest in, physical commodities, other than shares of a wholly-owned Subsidiary (as defined below), would produce non-qualifying income, although investments in certain “commodity-linked notes” and/or in stock of a “controlled foreign corporation” that invests in physical commodities may, under certain circumstances, not produce such income.  To remain within the 10% limitation, the Fund may need to hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not
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otherwise do so.  The availability of such measures does not guarantee that the Fund would be able to satisfy that limitation.
Exposure to physical commodities may subject the Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of the Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund’s shares to fall.  No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments.  Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Policies and Limitations.  For the Fund’s policies and limitations on commodities, see “Investment Policies and Limitations -- Commodities” above. In addition, the Fund does not intend to sell commodities related investments when doing so would cause it to fail to qualify as a RIC.
Contingent Convertible Securities. Contingent convertible securities (“CoCos”) are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. The unique equity conversion or principal write-down features of CoCos are tailored to the issuer and its regulatory requirements. CoCos typically will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. One type of CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum required by regulations. Because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields (or no yields at all) and conversion would worsen the investor’s standing in the case of an issuer’s insolvency. Another type of CoCo has characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, in the event that losses have eroded the issuer’s capital levels to below a specified threshold, the liquidation value of the security may be
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reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. In addition, CoCos may have no stated maturity and may have fully discretionary coupons that can potentially be cancelled at the issuer’s discretion or may be prohibited by the relevant regulatory authority from being paid in order to help the issuer absorb losses.
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock.  Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating.
A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities and other senior debt obligations of the issuer, but rank senior to common stock in a company’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.
The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities may be issued by smaller capitalization companies whose stock prices may be more volatile than larger capitalization companies. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.
Direct Debt Instruments including Loans, Loan Assignments, and Loan Participations.  Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in
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financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.
Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.
Policies and Limitations. To the extent direct debt is deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities.
Loans, Loan Assignments, and Loan Participations.  Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.
Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.  The Fund may invest in secured and unsecured loans.  Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

Assignments. When the Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Participation Interests.  The Fund’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan.  In purchasing participation interests, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.
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In a participation interest, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower.  The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights against the borrower directly.  In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.
In buying a participation interest, the Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.
Creditworthiness.  The Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The Manager will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, the Fund assumes the credit risk of both the borrower and the participating lender.  If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set off that the lender has against the borrower. The Fund will acquire a participation interest only if the Manager determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.
Ratings.  Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager.
Agents.  Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and
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the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.
If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest.  The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.
Collateral. Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a loan may not always be fully collateralized and can decline significantly in value.
If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral.  The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.  There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.  In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent.
Some loans are unsecured.  If the borrower defaults on an unsecured loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.
Liquidity. Loans are generally subject to legal or contractual restrictions on resale.  Loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for loan interests.
Prepayment Risk and Maturity.  Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among
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lenders.  Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate loans can be less sensitive to prepayment risk, but the Fund’s NAV may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.
Restrictive Covenants.  A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.
Fees and Expenses.  Purchasers and sellers of loans may pay certain fees, such as an assignment fee.  In addition, the Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees.

Available Information. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.
Leveraged Buy-Out Transactions.  Loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Junior Loans.  The Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.
Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans
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commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. With the onset of the financial crisis in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.
Policies and Limitations. The Fund does not intend to invest in loan instruments that could require additional investments upon the borrower’s demand, but may invest in loans that require funding at a later date following the initial investment in the loan.
The Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, the Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.
For purposes of determining its dollar-weighted average maturity or duration, the Fund calculates the remaining maturity or duration of loans on the basis of the stated life and payment schedule.
Distressed Securities. The Fund may invest in distressed securities, including loans, bonds and notes may involve a substantial degree of risk.  Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy.
The Fund may invest in issuers of distressed securities that the Manager expects will make an exchange offer or will be the subject of a plan of reorganization that the Fund will receive new securities in return for the distressed securities.  A significant period of time may pass between the time at which the Fund makes its investment in these distressed securities and the time that any exchange offer or plan of reorganization is completed and there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. During this period, it is unlikely that the Fund will receive any interest payments on the distressed securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished.
The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with
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respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.
In certain periods, there may be little or no liquidity in the markets for distressed securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may be changing rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected.
Dollar Rolls.  In a “dollar roll,” the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counterparties to dollar rolls.
Policies and Limitations. Dollar rolls are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings.
Equity Securities. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which
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they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.
To the extent the Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. Because some investors purchase equity securities with borrowed money, an increase in interest rates can cause a decline in equity prices. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund’s NAV per share, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.
Fixed Income Securities.  Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”).
Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Odd lots may trade at lower prices than institutional round lots.
Call Risk. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, the Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.
Ratings of Fixed Income Securities.  The Fund may purchase securities rated by S&P, Moody’s, Fitch, Inc. or any other nationally recognized statistical rating organization (“NRSRO”) (please see the Prospectus for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they rate.  Although the Fund may rely on the ratings of any NRSRO, the Fund refers mainly to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. The Fund may also invest in unrated securities that have been determined by the Manager to be comparable in quality to the rated securities in which the Fund may permissibly invest.
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High-quality debt securities. High-quality debt securities are securities that have received from at least one NRSRO, such as S&P, Moody’s or Fitch, Inc., a rating in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.
Investment Grade Debt Securities. Investment grade debt securities are securities that have received from at least one NRSRO that has rated it, a rating in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest rating category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.
Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade are often considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the risks described under “Lower-Rated Debt Securities” in this SAI.
Ratings Downgrades. Subsequent to the Fund’s purchase of debt securities, the rating of that issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Fund.
Duration and Maturity.  Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.
The Manager may utilize duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.
Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of
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reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.
There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.
The Fund may invest in securities of any maturity and does not have a target average duration.
Policies and Limitations.  There are no restrictions as to the amount of the Fund’s assets that may be invested in fixed income securities or the ratings of such securities the Fund may acquire or the portion of its assets each may invest in debt securities in a particular ratings category.
Foreign Securities.  The Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper.  Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of the unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.
The Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains
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realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.
Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.
Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of the Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.
The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying
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securities are denominated in foreign currency. EDRs are receipts issued by a European bank evidencing its ownership of the underlying foreign securities and are often denominated in a foreign currency. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.
Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.
Policies and Limitations.  The Fund is not restricted in the amount it may invest in foreign securities, including foreign securities denominated in any one foreign currency.
Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
In determining where an issuer of a security is based, the Manager may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.
Additional costs could be incurred in connection with the Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.
Certain risk factors related to emerging market countries include:
Currency fluctuations.  The Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, the Fund can
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engage in certain currency transactions to hedge against currency fluctuations. See “Forward Foreign Currency Transactions.” After the Fund has distributed income, subsequent foreign currency losses may result in the Fund’s having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.
Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.
Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable by the Manager, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the Fund, or the Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.
While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the Fund’s investments.
Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.
Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made
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before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. The Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund.
Investor information.  The Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.
Taxation.  Taxation of dividends received, and net capital gains realized, by non-residents on securities issued in emerging market countries varies among those countries and, in some cases, the applicable tax rate is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures than developed countries, and such laws and procedures may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.
Litigation.  The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.
Fraudulent securities.  Securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.
Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.
Sovereign Government and Supranational Debt. Investments in debt securities issued by foreign governments and their political subdivisions or agencies (“Sovereign Debt”) involve special risks. Sovereign Debt is subject to risks in addition to those relating to non-U.S. investments generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and a fund may have limited legal recourse in the event
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of a default.  As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due.
Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.
A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country’s trading partners or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.
Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.
The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While NBIA endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.
Sovereign Debt may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located
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in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.
Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government Securities.
Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.
Supranational entities may also issue debt securities.  A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.  Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.
Fund of Funds Structure.  Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company from acquiring shares of an investment company if
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after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder.  Pursuant to an exemptive order from the SEC, the Fund is permitted to invest in both affiliated and unaffiliated investment companies, including ETFs (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act subject to the terms and conditions of such order.  Even in the absence of an exemptive order, the Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as the Fund, to invest in the ETF in excess of the limits described above.
The Manager may be deemed to have a conflict of interest when determining whether to invest or maintain the Fund’s assets in affiliated underlying funds.  The Manager would seek to mitigate this conflict of interest, however, by undertaking to waive a portion of the Fund’s advisory fee equal to the advisory fee it receives from affiliated underlying funds on the Fund’s assets invested in those affiliated underlying funds.  The Manager and its affiliates may derive indirect benefits such as increased assets under management from investing Fund assets in an affiliated underlying fund, which benefits would not be present if investments were made in unaffiliated underlying funds.  In addition, although the Manager will waive a portion of the Fund’s advisory fee (as previously described), the Fund will indirectly bear its pro rata share of an affiliated underlying fund’s other fees and expenses, and such fees and expenses may be paid to the Manager or its affiliates or a third party.
Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”). Financial Instruments are instruments whose value is dependent upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices.  As described below, Financial Instruments may be used for “hedging” purposes, meaning that they may be used in an effort to offset a decline in value in the Fund’s other investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors.  Financial Instruments may also be used for non-hedging purposes in an effort to implement a cash management strategy, to enhance income or gain, to manage or adjust the risk profile of the Fund or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas.
The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity or a narrowly based equity index) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.
Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts (sometimes referred to as “futures”) and options thereon for hedging purposes
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(i.e., to attempt to offset against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to attempt to offset against changes in prevailing currency exchange rates) or non-hedging purposes.
A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument underlying the contract at a specified price at a specified future time.
The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. The Fund may purchase futures contracts to fix what the Manager believes to be a favorable price for securities the Fund intends to purchase. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the Fund had sold the underlying instrument. The Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. In addition, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge to attempt to compensate for anticipated differences in volatility between positions the Fund may wish to hedge and the standardized futures contracts available to it, although this may not be successful in all cases.  Further, a loss incurred on a particular transaction being used as a hedge does not mean that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.
Certain futures, including index futures and futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument.  In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is extinguished by being closed out before the expiration of the contract. A futures position is closed out by buying (to close out an earlier sale) or selling (to close out an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying instrument or utilize the cash settlement process whenever it appears economically advantageous for it to do so.
Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. For example, (i) futures contracts on single stocks, interest rates and indices (including on narrow-based stock indices) and options thereon may be used as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon may be used as a means of establishing more definitely the effective return on, or
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the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.
For purposes of managing cash flow, the Fund may use futures and options thereon to increase its exposure to the performance of a recognized securities index.
With respect to currency futures, the Fund may sell a currency futures contract or a call option thereon, or may purchase a put option on a currency futures contract, if the Manager anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If the Manager anticipates that exchange rates for a particular currency will rise, the Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.
The Fund may invest in commodity-linked futures contracts. The Fund may invest either directly or through a wholly owned Subsidiary (as defined below). Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas City wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold, silver, platinum and palladium; and (6) softs, which includes cotton, coffee, sugar and cocoa. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity, less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (these benefits are sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.
“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate the Fund’s futures positions.  Initial margin is the margin deposit made by the Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level.  (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.)  However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which the Fund enters into and clears futures
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contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of the Fund’s creditworthiness.  In computing its NAV, the Fund will mark to market the value of its open futures positions.  The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, the Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls.
The Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the CFTC or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange’s clearing organization assumes the position of the counterparty in each transaction.   Thus, the Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction.  However, if a futures customer defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as the Fund — to meet the defaulting customer’s obligations.  This is sometimes referred to as “fellow customer risk.”  Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.
An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.
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Although the Fund believes that the use of futures contracts and options may benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.
Under certain circumstances, futures exchanges may limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit.  Daily limits govern only price movements during a particular trading day, however; they do not limit potential losses.  In fact, a daily limit may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses.  If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the Fund’s NAV.  In addition, the Fund would continue to be subject to margin calls and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades.  The Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.
Call Options on Securities. The Fund may write (sell) call options and purchase call options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. Portfolio securities on which the Fund may write and purchase call options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.
When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.
The Fund may write covered and uncovered call options. A call option is “covered” if the
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Fund simultaneously holds an equivalent position in the security underlying the option. The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options), but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.  The writing of uncovered call options, at least theoretically, presents the potential for an unlimited loss, since it assumes the risk of a theoretically unlimited increase in the market price of the security underlying the option above the exercise price of the option. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligations and the necessary securities may be unavailable for purchase. In addition, the purchase of securities to satisfy the exercise of a call option can cause the price of the underlying securities to rise further, sometimes by a significant amount, thereby exacerbating the loss.
If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that the Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.
When the Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date.  The Fund generally would purchase a call option to offset a previously written call option or to protect itself against an increase in the price of a security it intends to purchase.
Put Options on Securities. The Fund may write (sell) and purchase put options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. Portfolio securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.
When the Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a put option. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.
When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund generally would purchase a put option to protect itself against a decrease in the market value of a security it owns.
Low Exercise Price Options. The Fund may use non-standard warrants, including low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. These securities are issued by banks and other financial institutions. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between
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the date the LEPO was purchased and the date it is sold. By purchasing LEPOs, the Fund could incur losses because it would face many of the same types of risks as owning the underlying security directly. Additionally, LEPOs entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO may be unable or unwilling to make payments or to otherwise honor its obligations, that the parties to the transaction may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when the Fund wishes to sell it.
General Information About Options on Securities. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.
Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, the Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.
The premium the Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium the Fund receives when it writes an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.
Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or
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the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.
The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.
The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
Policies and Limitations. The assets used as cover (or segregated) for illiquid OTC options written by the Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless such OTC options are sold to qualified dealers who agree that the Fund may repurchase such OTC options it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an illiquid OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
Put and Call Options on Securities Indices and Other Financial Indices. The Fund may write (sell) and purchase put and call options on securities indices and other financial indices for hedging or non-hedging purposes. In so doing, the Fund can pursue many of the same objectives it would pursue through the purchase and sale of options on individual securities or other instruments.
Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option,
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physical delivery is specified). This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.
A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.
The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.
For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index.
Securities index options have characteristics and risks similar to those of securities options, as discussed herein. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.
Options on Foreign Currencies. The Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). The Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.
Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.
Forward Foreign Currency Transactions. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date, which may be any fixed number of days in excess of two days from the date of the contract agreed upon by the parties, at a price set at the time of the contract (“forward currency contracts”) for hedging or non-hedging purposes. The
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Fund also may engage in foreign currency transactions on a spot basis (i.e., cash transaction that results in actual delivery within two days) at the spot rate prevailing in the foreign currency market.
The Fund may enter into forward currency contracts in an attempt to hedge against changes in prevailing currency exchange rates (i.e., as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies). The Fund may also enter into forward currency contracts to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may enter into forward currency contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing.
Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general increase or decrease in the value of the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would decline if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in the value of a hedge involving a forward currency contract to sell that foreign currency or a proxy-hedge involving a forward currency contract to sell a different foreign currency whose behavior is expected to resemble the behavior of the currency in which the securities being hedged are denominated but which is available on more advantageous terms.
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However, a hedge or a proxy-hedge cannot protect against exchange rate risks perfectly and, if the Manager is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.  If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward currency contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward currency contracts may not be traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.
Forward currency contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis).  Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies.When the Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.
Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid.  NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount.  NDFs have a fixing date and a settlement (delivery) date.  The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the
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difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they may be centrally cleared and a secondary market for them will exist.  With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.
The Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the securities are denominated.
Swap Agreements. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities, interest rates or indices of equity securities in which the Fund otherwise could not invest efficiently) or to help enhance the value of its portfolio. The Fund may also enter into other types of swap agreements, including total return swaps, asset swaps, currency swaps and credit default swaps, and may write (sell) and purchase options thereon for hedging and non-hedging purposes.
Swap agreements historically have been individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are currently traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, indices, or other financial or economic interests). The gross payments to be exchanged (or “swapped”) between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. A swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap.
Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.  Swap agreements are subject to liquidity risk, meaning that the Fund may be unable to sell a swap agreement to a third party at
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a favorable price.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.
Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction.  For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.
The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect the Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), or require that the Fund support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. As discussed more fully below, regulations have been adopted by the CFTC and banking regulators that will require the Fund to post margin on OTC swaps, and these regulations are currently being phased in, and clearing organizations and exchanges will set minimum margin requirements for exchange-traded and cleared swaps.
In late October of 2015, the Federal Reserve, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Farm Credit Administration and the Federal Housing Financing Authority issued final rules that will require banks subject to their supervision to post and collect variation and initial margin in respect of their obligations arising under uncleared swap agreements.  The CFTC soon after issued similar rules that would apply to CFTC registered swap dealers and major swap participants that are not banks.  Such rules, which became effective on March 1, 2017, will generally require a Fund to segregate additional assets in order to meet the new variation margin requirements when they enter into uncleared swap agreements.  The European Supervisory Authorities (“ESA”), various national regulators in
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Europe, the Australian Securities & Investment Commission, the Japanese Financial Services Agency and the Canadian Office of the Superintendent of Financial Institutions adopted rules and regulations that are similar to that of the Federal Reserve.
Separately, the CFTC also provided no-action relief allowing investment advisers for registered investment companies and other institutional investors to apply a minimum transfer amount (“MTA”) of variation margin based upon the separately managed investment account or sleeve (“Sleeve”) that the adviser is responsible for, rather than having to calculate the MTA across all accounts of the investor. This relief is not time limited, and provides that the CFTC staff will not recommend an enforcement action against a swap dealer that does not comply with the MTA requirements in the CFTC’s regulations with respect to one or more swaps with any legal entity that is the owner of more than one Sleeve, subject to the following conditions: (1) any such swaps are entered into with the swap dealer by an asset manager on behalf of an Sleeve owned by the legal entity pursuant to authority granted under an investment management agreement; (2) the swaps of such Sleeve are subject to a master netting agreement that does not permit netting of initial or variation margin obligations across Sleeves of the legal entity that have swaps outstanding with the swap dealer; and (3) the swap dealer applies an MTA no greater than $50,000 to the initial and variation margin collection and posting obligations required of such Sleeve.
Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps, equity swaps, credit default swaps, commodity-linked swaps, and contracts for differences. The Fund may also write (sell) and purchase options on swaps (swaptions).
Interest Rate Swaps, Mortgage Swaps, and Interest Rate “Caps,” “Floors,” and “Collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.  In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. An interest rate collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.
Among other techniques, the Fund may use interest rate swaps to offset declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If long-term interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. The Fund may also enter into constant maturity swaps, which are a variation of the typical interest rate swap. Constant maturity swaps are exposed to changes in long-term interest rate movements.
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Total Return Swaps.  The Fund may enter into total return swaps (“TRS”) to obtain exposure to a security or market without owning or taking physical custody of such security or market.  The Fund may be either a total return receiver or a total return payer. Generally, the total return payer sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., the London Interbank Offered Rate, known as LIBOR) and spread, plus the amount of any price depreciation on the reference security or asset. The total return payer does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.
TRS may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If the Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If the Fund is the total return payer, it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.
Inflation Swaps. In an inflation swap, one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index) and the other party agrees to pay a compounded fixed rate. Inflation swaps may be used to protect the Fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index.
Credit Default Swaps. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. The Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, the Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection
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seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments the Fund receives as the seller of credit default protection. If the Fund sells (writes) a credit default swap, it currently intends to segregate the full notional value of the swap, except if the Fund sells a credit default swap on an index with certain characteristics (i.e., on a broad based index and cash settled) where the Manager believes segregating only the amount out of the money more appropriately represents the Fund’s exposure.
Credit Linked Notes.  The Fund may invest in structured instruments known as credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the CLN trust.
The Fund may enter in CLNs to gain access to sovereign debt and securities in emerging markets, particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.
The Fund’s investments in CLNs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk, leverage risk and management risk.
Commodity-Linked Swaps.  Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodity futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of
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payments. The Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If a commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of a commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.
Currency Swaps.  A currency swap involves the exchange by the Fund and another party of the cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. The Fund may enter into currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies).  Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.
Equity Swaps. Equity swaps are contracts that allow one party to exchange the returns, including any dividend income, on an equity security or group of equity securities for another payment stream.  Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. The Fund may enter into equity swaps. An equity swap may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.   Furthermore, equity swaps may be illiquid and the Fund may be unable to terminate its obligations when desired.  In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.
Options on Swaps (Swaptions). A swaption is an option to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than when it purchases a swaption.  When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.
Contracts for Differences.  The Fund may purchase contracts for differences (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying instrument (e.g., a single security, stock basket or index). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract.  The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements
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against the underlying instrument may require the buyer to make additional margin payments.  The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.
A CFD can be set up to take either a short or long position on the underlying instrument and enables the Fund to potentially capture movements in the share prices of the underlying instrument without the need to own the underlying instrument. By entering into a CFD transaction, the Fund could incur losses because it would face many of the same types of risks as owning the underlying instrument directly.
As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, that the parties to the transaction may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.
Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid assets in an amount equal to its obligations under security-based swap agreements.
Combined Transactions.  The Fund may enter into multiple transactions, which may include multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument, as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although the Fund will normally enter into combined transactions based on the Manager’s judgment that the combined transactions will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combined transactions will instead increase risk or hinder achievement of the desired portfolio management goal.
Regulatory Limitations on Using Futures, Options on Futures, and Swaps.
The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodities and Exchange Act, or if the registered investment company is marketed as a vehicle for obtaining exposure to such commodity interests.
As discussed in more detail below, the Advisor has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5, with respect to the Fund.  To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities. These limitations may restrict the Fund’s ability to pursue its
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investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.
To qualify for the CFTC Rule 4.5 exclusion, the Fund is permitted to engage in unlimited “bona fide hedging” (as defined by the CFTC), but if the Fund uses commodity interests other than for bona fide hedging purposes, the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of non-bona fide hedging commodity interest positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to complying with these de minimis trading limitations, to qualify for the exclusion, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests.
The Fund may be exposed to commodity interests indirectly in excess of the de minimis trading limitations described above. Such exposure may result from the Fund’s investment in other investment vehicles, such as real estate investment trusts, collateralized loan obligations, collateralized debt obligations and other securitization vehicles that may invest directly in commodity interests. These investment vehicles are referred to collectively as “underlying investment vehicles.” The CFTC treats a fund as a commodity pool whether it invests in commodity interests directly or indirectly through its investments in underlying investment vehicles. The CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying investment vehicles to defer registering as a CPO or claiming the exclusion from the CPO definition until six months from the date on which the CFTC issues additional guidance on the application of the calculation of the de minimis trading limitations in the context of the CPO exemption in CFTC Regulation 4.5 (the “Deadline”). Such guidance is expected to clarify how to calculate compliance with the de minimis trading limitations given a fund’s investments in underlying investment vehicles that may cause the fund to be deemed to be indirectly trading commodity interests. The Manager has filed the required notice to claim this no-action relief with respect to the Fund.  In addition, the Manager has claimed an exclusion (under CFTC Regulation 4.5) from the CPO definition with respect to the Fund.  As a result, at this time the Manager is not required to register as a CPO with respect to the Fund and need not generally comply with the regulatory requirements otherwise applicable to a registered CPO.  Prior to the Deadline, however, the Manager will determine with respect to the Fund whether it must operate as a registered CPO or whether it can rely on an exemption or exclusion from the CPO definition. If the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, then the Manager, in its management of the Fund, will comply with one of the two alternative de minimis trading limitations in that regulation. Complying with the de minimis trading limitations may restrict the Manager’s ability to use derivatives as part of the Fund’s investment strategies. Although the Manager believes that it will be able to execute the Fund’s investment strategies within the de minimis trading limitations, the Fund’s performance could be adversely affected. If the Manager determines that it cannot rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, then the Manager will serve as a registered CPO
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with respect to the Fund. CPO regulation would increase the regulatory requirements to which the Fund is subject and it is expected that it would increase costs for the Fund.
Pursuant to authority granted under the Dodd-Frank Act, the Treasury Department issued a notice of final determination stating that foreign exchange forwards, as defined in the Dodd-Frank Act and described above, should not be considered swaps for most purposes.  Thus, foreign exchange forwards are not deemed to be commodity interests.  Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, the Fund may enter into foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury Department determination, foreign exchange forwards (1) must be reported to swap data repositories, (2) may be subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act.  Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, the Fund will limit its investment in NDFs as discussed above.

The staff of the CFTC has issued guidance providing that, for purposes of determining compliance with CFTC Regulation 4.5, and the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps.  To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above.
Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts, forward contracts, or swaps, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid assets.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is outstanding, unless they are replaced with other suitable assets. As a result, the segregation of a large percentage of the Fund’s assets could impede Fund management or the Fund’s ability to meet redemption requests or other current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, forward, or swap position; this inability may result in a loss to the Fund.
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General Risks of Financial Instruments. The primary risks in using Financial Instruments are:  (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments; and (6) when traded on non-U.S. exchanges, Financial Instruments may not be regulated as rigorously as in the United States. There can be no assurance that the Fund’s use of Financial Instruments will be successful.
In addition, Financial Instruments may contain leverage to magnify the exposure to the underlying asset or assets.
The Fund’s use of Financial Instruments may be limited by the provisions of the Code and U.S. Treasury regulations with which it must comply to continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.
Policies and Limitations. When hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency. The Manager intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.
Illiquid Securities.  Generally, an illiquid security is a security that cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by the Fund. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to the Fund.
Policies and Limitations.  For the Fund’s policies and limitations on illiquid securities, see “Investment Policies and Limitations -- Illiquid Securities” above.
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Indexed Securities. The Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. An indexed security may be more volatile than the underlying instrument itself.
Inflation-Indexed Securities. Inflation indexed bonds are fixed income securities whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation.  The Fund may invest in inflation indexed securities issued in any country.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Other issuers pay out the index-based accruals as part of a semiannual coupon.
The Fund may invest in U.S. Treasury inflation-indexed securities, formerly called “U.S. Treasury Inflation Protected Securities,” (“U.S. TIPS”), which are backed by the full faith and credit of the U.S. Government.  The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.
Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par.  However, if the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the CPI-U would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities.
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Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.
Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its net investment income (including non-cash income attributable to those principal value increases) and net realized gains to its shareholders each taxable year to continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.
The U.S. Treasury began issuing inflation-indexed bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.
Investments by Funds of Funds or Other Large Shareholders.  The Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund’s brokerage and/or other transaction costs and affect the liquidity of the Fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of the Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares could also accelerate the Fund’s realization of capital gains (which would be taxable to its shareholders when distributed to them) if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. A high volume of redemption requests can impact the Fund the same way as the transactions of a single shareholder with substantial investments.
Japanese Investments.  Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. This economic recession was likely compounded by Japan’s massive government debt, the aging and shrinking of the population, an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses. The Japanese economy faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a
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changing corporate governance structure, large government deficits, and rising unemployment. These issues are some of the major issues facing the Japanese economy.
Currency fluctuations and fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Japan. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy.  In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Japan has recently embarked on a program of monetary loosening, fiscal stimulus, and growth-oriented structural reform; however, the ultimate success of this strategy remains uncertain.
Successful financial sector reform would contribute to Japan’s economic recovery at home and would benefit other economies in Asia. Banks, in particular, may have to reform themselves to become more competitive. Internal conflict over the proper way to reform the banking system continues to exist.
Japan’s workforce is aging and the country has experienced a significant population decline in recent years, which may result in increased costs of the country’s pension and public welfare system and lower domestic demand.  This may also make Japan even more dependent on exports to sustain its economy.  Japan’s labor market is undergoing structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility.
Japan’s economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners.  Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its primary trading partners. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.   Japan is also heavily dependent on exports and foreign oil. Japan has worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels and by restructuring its industry, with emphasis shifting from basic industries to processing and assembly type industries.  However, Japan remains sensitive to fluctuations in commodity prices, and a substantial rise in world oil or commodity prices could have a negative effect on its economy.
Japan has historically had unpredictable national politics and may experience frequent political turnover. Japan’s political relationship with China has become strained, which could adversely affect the Japanese economy and destabilize the region as a whole because China has become an important trading partner of Japan.  Japan’s economic prospects may also be affected by the political and military situations of its nearby neighbors. Any escalation of tensions with its nearby neighbors over disputed territorial claims may adversely impact Japan’s trading relationship with its trading partners.
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Japan has historically been prone to natural disasters such as earthquakes, tsunamis and tidal waves and is economically sensitive to environmental events. Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizeable magnitude and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. The disaster caused large personal losses, reduced energy supplies, disrupted manufacturing, resulted in significant declines in stock market prices and resulted in an appreciable decline in Japan’s economic output. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate.  A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near to one of these cities could have a particularly devastating effect on Japan’s financial markets.
Leverage.  The Fund may engage in transactions that have the effect of leverage.  Although leverage creates an opportunity for increased total return, it also can create special risk considerations. For example, leverage from borrowing may amplify changes in the Fund’s NAV. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds is sufficient to cover the cost of leveraging, the net income of the Fund will be greater than it would be if leverage were not used. Conversely, to the extent the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used and, therefore, the amount (if any) available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions, when-issued and delayed-delivery transactions, certain Financial Instruments (as defined above), and short sales, among others, may create leverage.
Policies and Limitations.  For the Fund’s policies and limitations on borrowing, see “Investment Policies and Limitations -- Borrowing” above.  The Fund may make investments while borrowings are outstanding.  The Fund may borrow money for investment purposes, however, in general, the Fund does not intend to do so.  The Fund also may use leverage to purchase securities needed to close out short sales or to obtain the collateral needed to borrow a security in order to effect a short sale of that security. The Fund may engage in transactions that have the effect of leverage for investment purposes and to facilitate hedging transactions.
LIBOR Rate Risk. Many debt securities, derivatives and other financial instruments, including some of the Funds’ investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June, 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight Treasury repo rates,  as an appropriate replacement for LIBOR.  The Federal Reserve Bank of New York plans to start publishing the SOFR sometime in 2018, with the expectation that it could be used on a
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voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

In July, 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly 4 1/2 year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments.  Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality.  Securities rated below investment grade are often considered to be speculative. These securities have poor protection with respect to the issuer’s capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. These securities are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, market interest rates and market liquidity. In addition, if the Fund invests in lower-quality securities, it may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Manager.
During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.
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At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.
The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.  Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.
See Appendix A for further information about the ratings of debt securities assigned by S&P, Moody’s, and Fitch.
Policies and Limitations.  The Fund does not have limitations on the amount of its assets that it can invest in lower-rated debt securities or “junk bonds.”
The Fund considers bonds rated by at least one NRSRO below the fourth highest rating category to be lower-rated debt securities or “junk bonds.”
Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.
Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may
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trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Effective for taxable years beginning after December 31, 2017, the recently enacted Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs.  However, the new law does not include any provision for a RIC to pass the character of its qualified publicly traded partnership income through to its shareholders.  As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Fund will not.
Policies and Limitations. Under certain circumstances, an MLP could be deemed an investment company. If that occurred, the Fund’s investment in the MLP’s securities would be limited by the 1940 Act. See “Securities of Other Investment Companies.”
Mortgage-Backed Securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.
Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.
The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their
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stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.
Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth.However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.
Additionally, in 2012 the FHFA initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”).  CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie May, although other series may be developed in the future.  CRTs are typically structured as unsecured general obligations of the GSEs and their cash flows are based on the performance of a pool of reference loans.  Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages and are instead remitted by the GSEs to CRT investors.  CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche and this structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches.  Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches.  Generally, GSEs are required to buy back all of the CRT tranches at par in 10 years.
In addition, the future of the GSEs is in serious question as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.
The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target four years earlier than previously planned. (As of September 30, 2016, the GSEs have met their interim reduction targets, with Freddie Mac’s balance of $308.1 billion and Fannie Mae’s balance of $306.5 billion.)
Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the
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underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.
Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.
Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.
Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee
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arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with the Fund’s investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.
Policies and Limitations.  The Fund may not purchase mortgage-backed securities that, in the Manager’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets would be invested in illiquid securities.
Freddie Mac Collateralized Mortgage Obligations.  Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.
If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.
Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.
Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Municipal Obligations. Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of the interest on any issue of municipal obligations is determined on the basis of an opinion of the issuer’s bond counsel at the time the obligations are
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issued.
Municipal obligations include “general obligation” securities, which are backed by the full taxing power of the issuing governmental entity, and “revenue” securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include PABs, which are issued by or on behalf of public authorities to finance various privately operated facilities, and are generally supported only by revenue from those facilities, if any.  They are not backed by the credit of any governmental or public authority. “Anticipation notes” are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).
The Fund may purchase municipal securities that are fully or partially backed by entities providing credit support such as letters of credit, guarantees, or insurance. The credit quality of the entities that provide such credit support will affect the market values of those securities. The insurance feature of a municipal security guarantees the full and timely payment of interest and principal through the life of an insured obligation. The insurance feature does not, however, guarantee the market value of the insured obligation or the NAV of the Fund’s shares represented by such an insured obligation.  The Manager generally looks to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance.  However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.  Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration.  As a result, such losses have moved the rating agencies to re-evaluate the capital adequacy of these insurers to reflect deterioration in the expected performance of the underlying transactions and called into question the insurers’ continued ability to fulfill their obligations under such insurance if they are called upon to do so in the future.  There are a limited number of providers of insurance for municipal securities and the Fund may have multiple investments covered by one insurer.  Accordingly, this may make the value of those investments dependent on the claims-paying ability of that one insurer and could result in share price volatility for the Fund’s shares.
As with other fixed income securities, an increase in interest rates generally will reduce the value of the Fund’s investments in municipal obligations, whereas a decline in interest rates generally will increase that value.
Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers
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of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.
Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC’s intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.
The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.
From time to time, federal legislation has affected the availability of municipal obligations for investment by the Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of the interest on municipal obligations will not be enacted in the future.
In response to the national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest when due on their outstanding debt and may experience credit ratings downgrades on their debt. In addition, municipal securities backed by revenues from a project or specified assets may be adversely impacted by a municipality’s failure to collect the revenue.
The Internal Revenue Service (“Service”) occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest earned on a municipal security the Fund held was taxable and the issuer thereof failed to overcome that determination, that interest would be taxable to the Fund, possibly retroactive to the time the Fund purchased the security.
Listed below are different types of municipal obligations:
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General Obligation Bonds. A general obligation bond is backed by the governmental issuer’s pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.
Revenue Bonds. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable “moral obligation” of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.
Most PABs are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.
Resource Recovery Bonds. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.
Municipal Lease Obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. The Fund will usually invest in municipal lease obligations through certificates of participation (“COPs”), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality’s credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a “non-appropriation” clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the
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lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to the Fund.
Municipal Notes. Municipal notes include the following:
1. Project notes are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development (“HUD”). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.
2. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.
3. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, including revenue made available under certain state aid funding programs. Such appropriation of revenue is generally accounted for in the state budgetary process.
4. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.
5. Construction loan notes are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association).
6. Tax-exempt commercial paper is a short-term obligation issued by a state or local government or an agency thereof to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.
7. Pre-refunded and “escrowed” municipal bonds are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). The Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.
Participation Interests of Municipal Obligations. The Fund may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by the Manager to be creditworthy. The Fund has the right to sell the participation interest back to the bank, usually after seven days’ notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to
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avoid losses when the underlying municipal obligations are in default. Although the Fund does not currently intend to acquire participation interests, the Fund reserves the right to do so in the future.
Purchases with a Standby Commitment to Repurchase. When the Fund purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed upon price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable “put” option held by the Fund that terminates if the Fund sells the obligations to a third party.
The Fund may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. The Fund’s ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, the Fund may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.
Although the Fund does not currently intend to invest in standby commitments, the Fund reserves the right to do so in the future. By enabling the Fund to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows the Fund to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.
Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by the Fund is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of the Fund’s investment portfolio.
Residual Interest Bonds. The Fund may purchase one component of a municipal security that is structured in two parts: A variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 35 days, while the residual interest bond holder receives the balance of the income less an auction fee. These instruments are also known as inverse floaters because the income received on the residual interest bond is inversely related to the market rates. The market prices of residual interest bonds are highly sensitive to changes in market rates and may decrease significantly when market rates increase.
Tender Option Bonds. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of
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the underlying bond defaults on interest payments or the bond’s rating falls below investment grade.
Yield and Price Characteristics of Municipal Obligations. Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.
Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of the Fund’s investments, whereas a decline in interest rates generally will increase that value. The ability of the Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Fund invests (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.
Natural Disasters and Adverse Weather Conditions.  Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Operational and Cybersecurity Risk.  With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or Fund service providers (including, but not limited to, the Fund’s manager, distributor, fund accountants, custodian, transfer agent, sub-advisers (if applicable), and financial intermediaries), as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.  Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown
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period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, net asset value (“NAV”) calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions.
The Fund’s service providers may also be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Fund’s ability to calculate their net asset values in a timely manner, including over a potentially extended period.
The occurrence of an operational or cybersecurity incident could result in regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Fund and its Manager endeavor to determine that service providers have established risk management systems that seek to reduce these operational and cybersecurity risks, and business continuity plans in the event there is an incident, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the operational and cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.
Preferred Stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Private Companies and Pre-IPO Investments.  Investments in private companies, including companies that have not yet issued securities publicly in an IPO (“Pre-IPO shares”) involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value.  Compared to public companies, private companies may have a more limited management group and limited operating histories with narrower, less established product lines and smaller market shares, which may cause them to be more vulnerable to competitors’ actions, market conditions and consumer sentiment with respect to their products or services, as well as general economic downturns.  In addition, private companies may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist).  This could lead to bankruptcy or liquidation of such private company or
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the dilution or subordination of the Fund’s investment in such private company. Additionally, there is significantly less information available about private companies’ business models, quality of management, earnings growth potential and other criteria used to evaluate their investment prospects and the little public information available about such companies may not be reliable. Because financial reporting obligations for private companies are not as rigorous as public companies, it may be difficult to fully assess the rights and values of certain securities issued by private companies.  The Fund may only have limited access to a private company’s actual financial results and there is no assurance that the information obtained by the Fund is reliable.  Although there is a potential for pre-IPO shares to increase in value if the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly. Moreover, because securities issued by private companies shares are generally not freely or publicly tradable, the Fund may not have the opportunity to purchase or the ability to sell these shares in the amounts or at the prices the Fund desires. The private companies the Fund may invest in may not ever issue shares in an IPO and a liquid market for their pre-IPO shares may never develop, which may negatively affect the price at which the Fund can sell these shares and make it more difficult to sell these shares, which could also adversely affect the Fund’s liquidity.  The Fund’s investment in a private company’s securities will involve investing in restricted securities.  See “Restricted Securities and Rule 144A Securities” for risks related to restricted securities.
Private Investments in Public Equity (PIPEs).  The Fund may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class. Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities.
Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the 1933 Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of the Fund’s investments. Even if the securities acquired in PIPEs become registered, or the Fund is able to sell the securities through an exempt transaction, the Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.  See “Restricted Securities and Rule 144A Securities” for risks related to restricted securities.
Real Estate-Related Instruments.  The Fund will not invest directly in real estate, but the Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject the Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds,
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overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.
Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings, and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.
REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Domestic REITs are also subject to the possibility of failing to qualify for tax free “pass through” of net income and net realized gains under the Code and failing to maintain exemption from the 1940 Act.
REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.
Effective for taxable years beginning after December 31, 2017, the recently enacted Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends. However, the new law does not include any provision for a RIC to pass the character of its qualified REIT dividends through to its shareholders.  As a result, an investor who invests directly in REITs will be able to receive the benefit of that deduction, while a shareholder in the Fund will not.
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Recent Market Conditions.  Some countries, including the U.S., are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the 2008 financial crisis, and substantially reducing corporate taxes (which the U.S. recently did).  The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates.  The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments.  Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.

During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide and make it more difficult for borrowers to obtain financing on attractive terms, if at all. Following the 2008 financial crisis, the U.S. federal government and certain foreign central banks acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Changes in government policies, withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of the UK’s trade relations with the EU and other major economies following Brexit, which are matters to be negotiated.
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Some economists have expressed concern about the potential effects of global climate change on property values in coastal zones.  A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in coastal flooding could cause such properties to lose value or become unmarketable altogether.  These losses could adversely affect mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or municipal or mortgage-backed securities.  Since these issues are driven largely by buyers’ perceptions, it is difficult to know the time period over which they might unfold.  Economists warn that, unlike previous declines in the real estate market, properties in affected zones may not ever recover their value.

 Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Repurchase Agreements.  In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or also from a foreign bank or from a U.S. branch or agency of a foreign bank or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.  If the Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.
Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity or demand of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities (excluding maturity and duration limitations, if any) are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.
Restricted Securities and Rule 144A Securities.  The Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.
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Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager, acting under guidelines established by the Fund Trustees, will determine whether investments in Rule 144A securities are liquid or illiquid.
Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act.  In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.
Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities.
Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. In periods of increased demand for a security, the portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income.  Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund.  The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by the Fund. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, a Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security.The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.  For the Fund’s policies and limitations on borrowing, see “Investment Policies and Limitations -- Borrowing” above.
Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its
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custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.
Risks of Reliance on Computer Programs or Codes.  Many processes used in Fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes, some of which are created or maintained by the Manager or its affiliates and some of which are created or maintained by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect the Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.  Some funds, like the Fund, may be subject to heightened risk in this area because the funds’ advisers rely to a greater extent on computer programs or codes in managing the funds’ assets.
While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Fund has limited insight into the computer programs and processes of some service providers, and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market.  To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors.   An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market.  The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. A Subadviser may focus their investments for the Fund in only one sector.
Consumer Discretionary Sector. The consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.
Consumer Staples Sector. The consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors, as well as the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities. Regulations and policies of various domestic and foreign governments affect agricultural products as well as other consumer staples.
Energy Sector. The energy sector can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation, the success of exploration projects, weather or meteorological events, and tax and other government regulations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims. In addition,
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since the terrorist attacks in the United States on September 11, 2001, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure and production, transmission, and distribution facilities, might be future targets of terrorist activity. Further, because a significant portion of revenues of companies in this sector are derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector.
Financials Sector. The financials sector is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
Health Care Sector. The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care sector can be significantly affected by patent expirations.
Industrials Sector. The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Information Technology Sector. The information technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established.
Materials Sector. The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
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Telecommunication Services Sector. The telecommunication services sector, particularly telephone operating companies, are subject to both federal and state government regulations. Many telecommunications companies intensely compete for market share and can be impacted by technology changes within the sector such as the shift from wired to wireless communications.
Utilities Sector. The utilities sector can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.
Securities Loans. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower.  The Fund does not have the right to vote on securities while they are on loan.  However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.  The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund may loan securities through a separate operating unit of Neuberger Berman BD LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Fund also may loan securities to Neuberger Berman and its affiliates (other than NBIA), subject to the conditions of the SEC order. The Fund may also loan securities through other third parties not affiliated with Neuberger Berman who would act as agent to lend securities to principal borrowers.
Policies and Limitations.  The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. The Fund has authorized J.P. Morgan Worldwide Securities Services (“JP Morgan Securities) to effect loans of available securities with entities on J.P. Morgan Securities approved list of borrowers, which may include JP Morgan Securities and its affiliates.  The Fund may obtain a list of these approved borrowers. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  See the
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section entitled “Cash Management and Temporary Defensive Positions” for additional information on how the Fund may invest the collateral obtained from securities lending.  The Fund does not count uninvested collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.
Securities of ETFs and Other Exchange-Traded Investment Vehicles.  The Fund may invest in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”).  When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold.  The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers.  ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs.  See “Securities of Other Investment Companies.”
Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities).  Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.
The Fund also may effect short sales of exchange-traded investment vehicles and may purchase and sell options on shares of exchange-traded investment vehicles. If the Fund effects a short sale of an exchange-traded investment vehicle, it may take long positions in individual securities held by the exchange-traded investment vehicle to limit the potential loss in the event of an increase in the market price of the exchange-traded investment vehicle sold short.
Securities of Other Investment Companies.  As indicated above, investments by the Fund in shares of other investment companies are subject to the limitations of the 1940 Act and the rules and regulations thereunder.  However, pursuant to an exemptive order from the SEC, the Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the 1940 Act and the rules and regulations thereunder subject to the terms and conditions of the order. The Fund may invest in the securities of other investment companies, including open-end management companies, closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts, that are consistent with its investment objectives and policies.  Such an investment may be the most practical or only manner in which the Fund can invest in certain asset classes or participate in certain markets,
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such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.  When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities.  In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses.  Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant.   The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less.  As a result, BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.  In addition, the shares of closed-end management companies may trade at a discount or premium to the net asset value of such company’s portfolio securities.  Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their net asset value, which discounts have, on occasion, been substantial and lasted for sustained periods of time.
Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).
Policies and Limitations.  For cash management purposes, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Manager or an affiliate, under specified conditions.  See “Cash Management and Temporary Defensive Positions.”
Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, the Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as the Fund, to invest in the ETF in excess of the limits described above.  In addition, the Fund may exceed these limits when investing in shares of certain other investment companies, subject to the terms and conditions of an exemptive order from the SEC.
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The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.
Short Sales. The Fund may use short sales for hedging and non-hedging purposes.  To effect a short sale, the Fund borrows a security from or through a brokerage firm to make delivery to the buyer. The Fund is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends on the borrowed security and may be required to pay loan fees or interest.
The Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest the Fund is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the prices of the securities sold short and the securities being hedged.
The Fund may also make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.
When the Fund makes a short sale, the party effecting (e.g., prime broker or securities lending counterparty) the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. However, the Fund may use the cash proceeds of short sales to purchase additional securities, to establish additional long positions or for any other Fund purpose. When the Fund does this, it is required to pledge replacement collateral as security to the broker. The Fund may use securities it owns to meet any such collateral obligations.
The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.
When the Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities that, together with any collateral (exclusive of short sale proceeds) that it is required to deposit with the securities lender or the executing broker, is at least equal to the value of the shorted securities, marked to market daily. As a result, the Fund may need to maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). The Fund may also utilize borrowings or the collateral obtained from securities lending for this purpose, which would increase the leveraging effect of this transaction.
Policies and Limitations. The Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.
Special Purpose Acquisition Companies.  The Fund may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition
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is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market securities, and cash. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may allow shareholders to redeem their pro rata investment immediately after the SPAC announces a proposed acquisition, which may prevent the entity’s management from completing the transaction. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, SPACs may trade in the over-the-counter market and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.
Stripped Mortgage Backed Securities (SMBS). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investments in illiquid securities.
Stripped Securities. Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The
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custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.
Structured Notes.  The Fund may invest in structured notes, such as participatory notes, issued by banks or broker-dealers that are designed to replicate the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index.  Generally, investments in such notes are used as a substitute for positions in underlying indicators.  Structured notes are a type of equity-linked derivative which generally are traded over-the-counter (“OTC”). The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses.
Investments in structured notes involve the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. The return on a structured note that is linked to a particular underlying indicator generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Structured notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to the Fund’s percentage limitation on investments in illiquid securities.
Structured notes may also include exchange-traded notes (“ETNs”), which are typically unsecured and unsubordinated like other structured notes. ETN returns are based upon the performance of one or more underlying indicators and typically, no periodic coupon payments are distributed and no principal protections exists, even at maturity.  ETNs are listed on an exchange and traded in the secondary market. An ETN can be held until maturity, at which time the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Because fees reduce the amount of return at maturity or upon redemption, if the value of the underlying indicator decreases or does not increase significantly, the Fund may receive less than the principal amount of its investment at maturity or upon redemption. In addition, the value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying indicator, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the underlying indicator. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A decision by the Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed
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on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.
Terrorism Risks.  The terrorist attacks in the United States on September 11, 2001, had a disruptive effect on the U.S. economy and financial markets. Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and financial markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.

U.S. Government and Agency Securities.  “U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.
“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority.  Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer.  Accordingly, there is at least a possibility of default.  U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities.  (See “Mortgage-Backed Securities,” above.)  The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.
U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.
The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and
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Principal of Securities (“STRIPS”) program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.
Utilities Sector Risks.  Investments in utility companies involve special considerations, including the risk of changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs or may not occur at all. This will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable.
Variable or Floating Rate Securities; Demand and Put Features.  Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a
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particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.
Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. In purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer.  The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price.  The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.
Warrants and Rights. Warrants and rights may be acquired by the Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide the Fund with the right to purchase at a later date other securities of the issuer.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants and rights involves the risk that the Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.
When-Issued and Delayed-Delivery Securities and Forward Commitments.  The Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
When-issued and delayed-delivery purchases and forward commitment transactions enable the Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of
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rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued, delayed-delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued, delayed-delivery and forward commitment transactions are subject to the risk that the counterparty may fail to complete the purchase or sale of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, the Fund will enter into transactions with established counterparties and the Manager will monitor the creditworthiness of such counterparties.
The value of securities purchased on a when-issued, delayed-delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed-delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.
When-issued, delayed-delivery and forward commitment transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.
Policies and Limitations.  The Fund will purchase securities on a when-issued or delayed-delivery basis, or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.
The Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.
When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a
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segregated account, or the portfolio securities will be designated on the Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed-delivery purchases and forward commitment transactions.
Wholly Owned Subsidiary.  The Fund invests a portion of its assets in a wholly owned subsidiary organized as an exempted company with limited liability under the laws of the Cayman Islands (“Subsidiary”).  The Fund invests in the Subsidiary in order to indirectly gain exposure to the commodities markets within the limitations of Subchapter M of Chapter 1 of Subtitle A of the Code applicable to RICs. Among other requirements, the Fund must maintain no more than 25% of the value of its total assets in the Subsidiary at the end of every quarter of its taxable year. The Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.  The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options) are expected to produce leveraged exposure to the performance of the commodities markets. The Subsidiary also may invest in money market funds, fixed income securities and other instruments that may serve as collateral for its commodity-linked positions and may hold cash or cash equivalents.
The Fund has received an opinion of counsel, which is not binding on the Service or the courts, that distributions of certain amounts from the Subsidiary should constitute qualifying income. See “Additional Tax Information - Taxation of the Fund - The Subsidiary.”
If the Fund’s income from the Subsidiary was not qualifying income, the Fund could be unable to qualify as a RIC for one or more years.  If the Fund failed to so qualify for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense.  If, on the other hand, the Fund failed to so qualify for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from earnings and profits would be taxable to them as dividend income.  In that event, the Fund Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
The commodity-related investments of the Subsidiary would not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.
The Subsidiary is overseen by its own board of directors. While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, except as noted in the Fund’s prospectus or this SAI, is not subject to all of the investor protection requirements of the 1940 Act and other U.S. statutes and regulations.  Consequently, the Fund, as the sole shareholder of the Subsidiary, will not have all of the protections afforded to investors in registered mutual funds.  However, the Subsidiary is wholly owned and controlled by the Fund and the Fund Trustees maintain oversight responsibility for investment activities of the Subsidiary generally (with respect to compliance and investment policies and procedures) as if the Subsidiary’s investments were held directly by the Fund. Furthermore, NBIA is responsible for the Subsidiary’s day-to-day business pursuant to an Investment Management Agreement between the Subsidiary and NBIA Therefore, the Fund’s ownership and control of the Subsidiary
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make it unlikely that the Subsidiary would take any action contrary to the interests of the Fund or its shareholders. Under the Investment Management Agreement with the Subsidiary, NBIA provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. NBIA also has engaged a subadviser to choose the Subsidiary’s investments. The Subsidiary also has contracted with service providers to provide custody and other services to the Subsidiary.
In overseeing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, NBIA treats the assets of the Subsidiary as if the assets were held directly by the Fund. NBIA also treats the assets of the Subsidiary as if the assets were held directly by the Fund with respect to overseeing its adherence to the Fund’s investment policies and restrictions.
The Subsidiary bears the fees and expenses it incurs in connection with its operations, such as those for services it receives from third party service providers.
The financial information of the Subsidiary is consolidated in to the Fund’s financial statements, as contained within the Fund’s Annual and Semiannual Reports provided to shareholders.  Changes in U.S. laws (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is organized), could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands has undertaken not to impose certain taxes on the Subsidiary, including any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If the Subsidiary’s exemption from those taxes were revoked, thus requiring the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
Zero Coupon Securities, Step Coupon Securities, Discount Obligations and Pay-in-Kind Securities.  The Fund may invest in zero coupon securities, step coupon securities and pay-in-kind securities. Zero coupon securities and step coupon securities are debt obligations that are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”) and do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. The Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.
Zero coupon securities and step coupon securities are redeemed at face value when they mature.  Accrued OID must be included in the Fund’s gross income for federal tax purposes ratably each taxable year prior to the receipt of any actual payments. Pay-in-kind securities pay “interest” through the issuance of additional securities.
Because the Fund must distribute substantially all of its net investment income (including non-cash income attributable to OID and “interest” on pay-in-kind securities) and net realized gains
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to its shareholders each taxable year to qualify  or continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information – Taxation of the Fund.”
The market prices of zero coupon securities, step coupon securities, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest periodically.  Those securities and obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.
PERFORMANCE INFORMATION
The Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor’s original cost.
TRUSTEES AND OFFICERS
The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NBIA. A Fund Trustee who is not an “interested person” of NBIA (including its affiliates) or the Trust is deemed to be an independent Fund Trustee (“Independent Fund Trustee”).
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Information about the Board of Trustees
Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56
Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56
Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Martha C. Goss (1949)	Trustee since 2007
President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.
			56
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56
Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56
Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	56
Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56
Director, H&R Block, Inc. (tax services company), since May 2001; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Commentator, NBC News, since 2015; Dean, Fletcher School of Law and Diplomacy, Tufts University, since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56
Director, NFP Corp. (insurance broker and consultant), since 2017; Director, Utilidata Inc., since 2015; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation USA, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56
Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC (“Neuberger Berman”) and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC (“NBIA”) (formerly, Neuberger Berman Fixed Income LLC (“NBFI”) and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
			56
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

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(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Trust’s Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Trustees, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust
Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President – Mutual Fund Board Relations, NBIA, 2000 to 2008;  formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator;

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

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Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016
General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017, formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 – 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception
Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1959)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

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Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since inception
Chief Compliance Officer – Mutual Funds and Senior Vice President, NBIA, since 2006;  formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six  registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the By‑Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
The Board of Trustees
The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s investment advisory and sub-advisory contracts and other principal contracts.
The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the
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agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Fund, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.
Additional Information About Fund Trustees
In choosing each Fund Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, his or her demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the Trust and each Fund of the Trust, their investment manager, sub-advisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors, and in the case of each Trustee who has served on the Board over multiple years, as a result of his or her substantial prior service as a Trustee of the Trust.  No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.
Independent Fund Trustees
Michael J. Cosgrove:  Mr. Cosgrove is President of an asset management consulting firm.  He has experience as President, Chief Executive Officer, and Chief Financial Officer of the asset management division of a major multinational corporation. He also has experience as a President of institutional sales and marketing for the asset management division of the same corporation, where he was responsible for all distribution, marketing, and development of mutual fund products. He
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also has served as a member of the boards of various not-for-profit organizations. He has served as a Fund Trustee since 2015.
Marc Gary: Mr. Gary has legal and investment management experience as executive vice president and general counsel of a major asset management firm. He also has experience as executive vice president and general counsel at a large corporation, and as national litigation practice chair at a large law firm.  He has served as a member of the boards of various profit and not-for-profit organizations. He currently is a trustee and the executive vice chancellor and COO of a religious seminary where he oversees the seminary’s institutional budget. He has served as a Fund Trustee since 2015.
Martha C. Goss:  Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the Chief Financial Officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university.  She has served as a Fund Trustee for multiple years.
Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Trustee for multiple years.
Deborah C. McLean. Ms. McLean has experience in the financial services industry. She is currently involved with a high net worth private wealth management membership practice and an angel investing group, where she is active in investment screening and deal leadership and execution. For many years she has been engaged in numerous roles with a variety of not-for-profit and private company boards and has taught corporate finance at the graduate and undergraduate levels. She commenced her professional training at a major financial services corporation, where she was employed for multiple years. She has served as a Fund Trustee since 2015.
George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served on the board of another mutual fund complex.   He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a Fund Trustee for multiple years.
Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Fund Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.
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James G. Stavridis. Admiral Stavridis has organizational management experience as a dean of a major university school of law and diplomacy.  He also held many leadership roles with the United States Navy over the span of nearly four decades, including serving as NATO’s Supreme Allied Commander Europe and serving at the Pentagon at different periods of time as a strategic and long range planner on the staffs of the chief of Naval Operations, as the chairman of the Joint Chiefs of Staff, and as Commander, U.S. Southern Command.  He has also served as an advisor to private and public companies on geopolitical and cybersecurity matters. He has served as a Fund Trustee since 2015.
Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of a public university and various profit companies.  She has served as a Fund Trustee for multiple years.
Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He is a Fellow in the Society of Actuaries.  He has served as a Fund Trustee for multiple years.
Fund Trustees who are “Interested Persons”
Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  He serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Trustee since 2009.
Robert Conti:  Mr. Conti has investment management experience as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization.  He has served as a Fund Trustee since 2008.
Information About Committees

The Board has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board are described below.
Audit Committee. The Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s
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independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firms; (e) to act as a liaison between the Fund’s independent registered public accounting firms and the full Board; (f) to monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management about the issuer, current market conditions, and other material factors (“Pricing Procedures”); (g) to consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; and (h) from time to time, as required or permitted by the Pricing Procedures, to establish or ratify a method of determining the fair value of portfolio securities for which market prices are not readily available. Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2017, the Committee met 8 times.
Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to approve or renew the Trust’s principal contractual arrangements and Rule 12b-1 plans.  Its members are Marc Gary, Deborah C. McLean (Chair), George W. Morriss (Vice Chair), and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2017, the Committee met 7 times.
Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; (c) the activities of the Trust’s Chief Compliance Officer (“CCO”); (d) the activities of management personnel responsible for identifying, prioritizing, and managing compliance risks; (e) the adequacy and fairness of the arrangements for securities lending, if any, in a manner consistent with applicable regulatory requirements, with special emphasis on any arrangements in which the Fund deals with the manager or any affiliate of the manager as principal or agent;  (f) the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (g) the quarterly and annual management reports on contractual arrangements  with third-party intermediaries, including payments to, and the nature and quality of the services provided by, such parties. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator, custodian and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations and their contracts with the Fund.  The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members are Marc Gary (Chair), Michael M. Knetter, Tom D. Seip, James G. Stavridis, and Candace L. Straight (Vice Chair). All members are Independent Fund Trustees. During the fiscal
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year ended October 31, 2017, the Committee met 6 times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust and NBIA.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. The Committee’s members are Robert Conti (Vice Chair), Michael J. Cosgrove, Marc Gary, Martha C. Goss, Michael M. Knetter, Deborah C. McLean, George W. Morriss and Tom D. Seip (Chair). All members, except for Mr. Conti, are Independent Fund Trustees. During the fiscal year ended October 31, 2017, the Committee met 1 time.
Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; (c) recommending for Board approval any proposed changes to Committee membership and recommending for Board and Committee approval any proposed changes to the Chair and Vice Chair appointments of any Committee following consultation with members of each such Committee; and (d) considering and making recommendations relating to the compensation of Independent Fund Trustees. Its members are Martha C. Goss (Chair), Michael M. Knetter, Tom D. Seip, and James G. Stavridis (Vice Chair). All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Alternative Funds, 1290 Avenue of the Americas, New York, NY 10104. During the fiscal year ended October 31, 2017, the Committee met 3 times.
Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Each Fund Trustee is a member of the Committee. Michael M. Knetter and Peter P. Trapp are the Chair and the Vice Chair, respectively, of the Committee. All members, except for Mr. Amato and Mr. Conti, are Independent Fund Trustees.  During the fiscal year ended October 31, 2017, the Committee met 4 times.
Risk Management Oversight
As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s administration and operations.  The Board views risk management as an important responsibility of management.
The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, liquidity risk, reputational risk, risk of operational failure or lack of business continuity,
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cybersecurity risk, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Fund, the Fund’s investment manager, the Fund’s sub-adviser (as applicable), and the affiliates of the investment manager and the sub-adviser, or other service providers to the Fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  In addition, under the overall supervision of the Board, the Fund’s investment manager is responsible for management of unaffiliated subadvisers, including risk management.  The appropriate Board committees have pursued with management how it will manage the risks inherent in the multi-manager structure and how it will evaluate and oversee the risk management processes of each unaffiliated subadviser.
The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and/or, at times, the Board, meet periodically with the Chief Risk Officer, head of operational risk, the Chief Information Security Officer, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity, alternative and fixed income, the heads of Internal Audit, and the Fund’s independent auditor.  The committees or the Board, as appropriate, review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.
The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.
Compensation and Indemnification
The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such
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officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.
Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.
Effective January 1, 2018, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and any Fund Trustee who is an “interested person” of the Trust but who is not an employee of NBIA or its affiliates receives an annual retainer of $150,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone.  Prior to January 1, 2018, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and any Fund Trustee who is an “interested person” of the Trust but who is not an employee of NBIA or its affiliates receives an annual retainer of $140,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee and the Chair of the Contract Review Committee each receives $20,000 per year and each Chair of the other Committees receives $15,000 per year. No additional compensation is provided for service on a Board committee.  The Chair of the Board who is also an Independent Fund Trustee receives an additional $50,000 per year.
The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.
The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.
TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 10/31/2017
Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
Faith Colish* Trustee	$15,242	$111,053
Michael J. Cosgrove	$29,896	$200,000
Trustee
Marc Gary	$31,562	$211,250
Trustee

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Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Martha C. Goss Trustee	$32,128	$215,000
Michael M. Knetter Trustee	$32,128	$215,000
Deborah C. McLean Trustee	$29,896	$200,000
George W. Morriss Trustee	$32,873	$220,000
Tom D. Seip Chairman of the Board and Trustee	$37,337	$250,000
James G. Stavridis Trustee	$29,896	$200,000
Candace L. Straight Trustee	$32,873	$220,000
Peter P. Trapp Trustee	$32,128	$215,000
Fund Trustees who are “Interested Persons”
Joseph V. Amato Trustee	$0	$0
Robert Conti President, Chief Executive Officer and Trustee	$0	$0

* Faith Colish retired from her position as Trustee effective December 31, 2016 and as director of the closed-end funds managed by NBIA effective December 31, 2017. After her retirement, Ms. Colish served as a legal and regulatory compliance consultant to the Trust’s Board until December 31, 2017.

Ownership of Equity Securities by the Fund Trustees
The following table sets forth the dollar range of securities owned by each Fund Trustee in the Fund as of December 31, 2017.
Name of Fund Trustee	Absolute Return Multi-Manager Fund
Independent Fund Trustees
Michael J. Cosgrove	A
Marc Gary	A
Martha C. Goss	A

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Name of Fund Trustee	Absolute Return Multi-Manager Fund
Independent Fund Trustees
Michael M. Knetter	A
Deborah C. McLean	A
George W. Morriss	A
Tom D. Seip	A
James G. Stavridis	B
Candace L. Straight	A
Peter P. Trapp	A
Fund Trustees who are “Interested Persons”
Joseph V. Amato	A
Robert Conti	A
A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

The following table sets forth the aggregate dollar range of securities owned by each Fund Trustee in all the funds in the fund family overseen by the Fund Trustee, valued as of December 31, 2017.
Name of Fund Trustee	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies
Independent Fund Trustees
Michael J. Cosgrove	E
Marc Gary	E
Martha C. Goss	E
Michael M. Knetter	E
Deborah C. McLean	E
George W. Morriss	E
Tom D. Seip	E
James G. Stavridis	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E
A = None; B = $1-$10,000;  C = $10,001 - $50,000;  D = $50,001-$100,000;  E = over $100,000

On January 31, 2018, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Class of the Fund.
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Independent Fund Trustees’ Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
Investment Manager and Administrator
NBIA serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated December 29, 2010 (“Management Agreement”).
The Management Agreement provides, in substance, that NBIA will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets, including selecting, overseeing and monitoring the Subadvisers (including determining the amount of the Fund’s assets to allocate to each Subadviser) to carry out that program, making and implementing investment decisions for the Fund in its discretion, and providing on-going research and analysis regarding investment strategies used and that may be used by the Fund. The Management Agreement permits NBIA to effect securities transactions on behalf of the Fund through associated persons of NBIA. The Management Agreement also specifically permits NBIA to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.
NBIA provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NBIA pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NBIA. Two directors of NBIA, who also serve as officers of NBIA, presently serve as Fund Trustees and/or officers of the Trust.  See “Trustees and Officers.”  The Fund pays NBIA a management fee based on the Fund’s average daily net assets, as described below.
NBIA provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to four administration agreements with the Trust, one for Institutional Class dated December 29, 2010, one for Class A dated December 29, 2010, one for Class C dated December 29, 2010, and one for Class R6 dated December 31, 2013  (each, an “Administration Agreement”). For such administrative services, each Class of the Fund pays NBIA a fee based on the Class’s average daily net assets, as described below.
The services provided by NBIA under the Management Agreement and Administration Agreement include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services.  These services also include, among other things: (i) coordinating and overseeing all matters relating to the operation of the Fund, including overseeing the shareholder servicing agent, custodian, accounting services agent, independent auditors, legal counsel and other agents and contractors
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engaged by the Fund; (ii) assuring that all financial, accounting and other records required to be prepared and preserved by the Fund are prepared and preserved by it or on its behalf in accordance with applicable laws and regulations; (iii) assisting in the preparation of all periodic reports by the Fund to shareholders; (iv) assisting in the preparation of all reports and filings required to maintain the registration and qualification of the Fund and its shares, or to meet other regulatory or tax requirements applicable to the Fund under federal and state securities and tax laws; and (v) furnishing such office space, office equipment and office facilities as are adequate for the needs of the Fund.
NBIA also plays an active role in the daily pricing of Fund shares, provides information to the Board necessary to its oversight of certain valuation functions, and annually conducts due diligence on the outside independent pricing services.  NBIA prepares reports and other materials necessary and appropriate for the Board’s ongoing oversight of the Fund and its service providers; prepares an extensive report in connection with the Board’s annual review of the Management Agreement, Distribution Agreements and Rule 12b-1 Plans; gathers materials from the Subadvisers in connection with the Board’s annual consideration of the Subadvisory Agreements and synthesizes that material into reports for the Board; and monitors the Subadvisers’ compliance programs and codes of ethics as they relate to the Fund.
NBIA also has adopted Subadviser Oversight Policies and Procedures, which include, among other items, monitoring each Subadviser’s investment performance; monitoring each Subadviser’s investment activities to determine whether those activities are consistent with the Fund’s investment objectives, limitations and restrictions; monitoring each Subadviser’s compliance program as it relates to the Fund; and monitoring other operational aspects of the Fund involving the Subadvisers.  In addition, NBIA also performs due diligence reviews of each Subadviser on an annual basis.  NBIA also selects new Subadvisers for the Fund based upon NBIA’s ongoing analysis of the Fund’s needs and opportunities and a comprehensive review of multiple potential Subadvisers.

Under each Administration Agreement, NBIA provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NBIA provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NBIA or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.
The Management Agreement continues until October 31, 2018. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund. Each Administration Agreement continues until October 31, 2018. Each Administration Agreement is renewable thereafter from year to year with respect to the Fund, so
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long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.
The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NBIA. Each Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NBIA. Each Agreement terminates automatically if it is assigned.
From time to time, NBIA or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the NAV of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.
NBIA may engage one or more of foreign affiliates that are not registered under the 1940 Act (“participating affiliates”) in accordance with applicable SEC no‐action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The employees of a participating affiliate are designated to act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA.  The Fund will pay no additional fees and expenses as a result of any such arrangements.
Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NBIA and the Fund intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NBIA or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or its shareholders adversely.
Management and Administration Fees
For investment management services, the Fund pays NBIA a fee at the annual rate of 1.700% of the first $250 million of the Fund’s average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion.
Institutional Class. For administrative services, the Institutional Class of the Fund pays NBIA a fee at the annual rate of 0.15% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of
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Trustees on actual expenses. With the Fund’s consent NBIA may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services.  In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.
Class A and Class C. For administrative services, Class A and Class C of the Fund each pays NBIA a fee at the annual rate of 0.26% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With the Fund’s consent, NBIA may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services. (A portion of this compensation may be derived from the Rule 12b-1 fee paid to the Distributor by Class A and Class C of the Fund; see “Distribution Arrangements,” below.)
Class R6. For administrative services, Class R6 of the Fund pays NBIA a fee at the annual rate of 0.08% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses.

During the fiscal years ended October 31, 2017, 2016, and 2015, the Fund accrued management and administration fees as follows:
	Management and Administration Fees Accrued for Fiscal Years Ended October 31,
Fund	Class	2017	2016	2015
Absolute Return Multi-Manager	Class A	$677,199	$2,417,281	$4,247,315
	Class C	$512,975	$1,194,130	$1,757,106
	Institutional	$7,107,128	$14,493,436	$23,149,034
	Class R6	$75,031	$185,594	$411,005

Fund Accounting Agent
    JP Morgan Chase Bank, N.A. (“JPM”), One Beacon Street, Boston, Massachusetts 02108, acts as fund accounting agent to the Fund pursuant to the Fund accounting services agreement, which includes, among other things, the preparation and maintenance of accounting records and the calculation of NAV.
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Contractual Expense Limitations

NBIA has contractually undertaken, during the respective period noted below, to waive fees and/or reimburse annual operating expenses of each Class of the Fund listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below.  Commitment fees relating to borrowings are treated as interest for purposes of this exclusion. Because the contractual undertaking excludes certain expenses, the Fund’s net expenses may exceed its contractual expense limitation.
The Fund has agreed to repay NBIA out of assets attributable to each of its respective Classes for any fees waived by NBIA under the expense limitation or any Operating Expenses NBIA reimburses in excess of the expense limitation, provided that the repayment does not cause that Class’ Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
The appropriateness of these undertakings is determined on a Class-by-Class basis.
Fund	Class	Limitation Period	Expense Limitation
Absolute Return Multi-Manager	Institutional	10/31/2021	1.97%
	A	10/31/2021	2.33%
	C	10/31/2021	3.08%
	R6	10/31/2021	1.90%

NBIA reimbursed each Class of the Fund listed below the following amount of expenses pursuant to the Fund’s contractual expense limitation:

		Expenses Reimbursed for Fiscal Years Ended October 31,
Fund	Class	2017	2016	2015
Absolute Return Multi-Manager	Class A	$48,418	$83,348	$0
	Class C	$33,125	$36,221	$0
	Institutional Class	$453,077	$257,698	$0
	Class R6	$1,142	$940	$0

		Expenses Repaid for Fiscal Years Ended October 31,
Fund	Class	2017	2016	2015
Absolute Return Multi-Manager	Class A	$0	$0	$99,667
	Class C	$0	$0	$51,481
	Class R6	$0	$0	$17,453
	Institutional Class	$0	$0	$877,087

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For so long as the Fund invests any assets in an affiliated underlying fund, NBIA undertakes to waive a portion of the Fund’s advisory fee equal to the advisory fee it receives from such affiliated underlying fund on those assets, as described in the Fund’s prospectus. This undertaking may not be terminated without the consent of the Board of Trustees.

Subadvisers
NBIA retains the following Subadvisers with respect to the Fund pursuant to separate subadvisory agreements with each Subadviser (“Subadvisory Agreements”).  The fee paid to each Subadviser by NBIA is governed by its respective Subadvisory Agreement. Information relating to individual Subadvisers has been provided by that Subadviser.
BH-DG Systematic Trading LLP (“BH-DG”) located at 10 Grosvenor Street, London W1K 4QB, manages assets allocated to the managed futures strategy. David Gorton is the majority controller of BH-DG.
Cramer Rosenthal McGlynn, LLC (“Cramer Rosenthal McGlynn”) located at 520 Madison Avenue, 20th Floor, New York, NY 10022, manages the assets allocated to the global long/short equity strategy.  Wilmington Trust Investments, Inc. has a controlling interest in Cramer Rosenthal McGlynn.
GAMCO Asset Management Inc. (“Gabelli”) located at One Corporate Center, Rye, NY 10580, manages the assets allocated to the merger arbitrage strategy.  Gabelli is a subsidiary of GAMCO Investors, Inc., which is indirectly majority owned by Mario J. Gabelli.
Good Hill Partners LP (“Good Hill”), located at One Greenwich Office Park, Greenwich, CT 06831, manages the assets allocated to the mortgaged-backed securities and asset-backed securities strategy. Good Hill is majority owned by Frank Collins and Brant Brooks.

Levin Capital Strategies, LP (“Levin Capital Strategies”), located at 595 Madison Avenue, 17th Floor, New York, NY 10022, manages the assets allocated to the event driven strategy.  John A. Levin, through his General Partnership interest, controls Levin Capital Strategies, LP.
P/E Global, LLC (“P/E Global”), located at 75 State Street, 31st Floor, Boston, Massachusetts 02109, manages the assets allocated to the global macro strategy. P/E Global is a registered investment adviser providing asset management services since 1995.
Portland Hill Asset Management Limited (“Portland Hill”), located at 21 Knightsbridge, London, SW1X7LY, United Kingdom, manages the assets allocated to the European event driven and equity long/short strategy.

Sound Point Capital Management, L.P. (“Sound Point Capital”) located at 375 Park Avenue, New York, NY 10152, manages the assets allocated to the stressed and distressed credit
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strategy.  Sound Point Capital is wholly owned by Stephen Ketchum and five principals of Stone Point Capital, LLC.

TPH Asset Management LP (“TPH”), located at Heritage Plaza, 1111 Bagby, Suite 4920, Houston, Texas 77002, manages the assets allocated to the energy equity long short strategy. TPH’s parent company, Perella Weinberg Partners was founded in 2006.

Pursuant to the Subadvisory Agreements for the Fund, the Subadvisers have been delegated responsibility for the day-to-day management of the assets of the Fund allocated to such Subadviser. Each Subadvisory Agreement provides in substance that the Subadviser will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets allocated to such Subadviser.  The Subadvisory Agreements permit each Subadviser to effect securities transactions on behalf of the Fund through associated persons of the Subadviser.  The Subadvisory Agreements also specifically permit the Subadvisers to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.

Each Subadvisory Agreement continues with respect to the Fund until October 31, 2018, and is renewable from year to year thereafter, subject to approval of its continuance in the same manner as the Management Agreement.  Each Subadvisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees, or by a 1940 Act majority vote of the outstanding shares of that Fund, or by NBIA on not less than 30 nor more than 60 days’ prior written notice to the Fund.  A Subadviser is permitted to terminate its Subadvisory Agreement on either 60 days’ or 120 days’ prior written notice to the Fund and NBIA. Each Subadvisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.
During the fiscal years ended October 31, 2017, 2016, and 2015 the aggregate amount of subadvisory fees paid to the Subadvisers for the Fund was $3,991,671, $8,639,815, and $14,598,461, respectively.  During the fiscal years ended October 31, 2017, 2016, and 2015, the aggregate amount paid by the Manager to the Subadvisers as a percentage of average net assets was 0.88%, 0.86%, and 0.89%, respectively.
Portfolio Manager Information
The table below lists the Portfolio Managers of the Fund. The Portfolio Managers have day-to-day management responsibility.
Portfolio Manager	Fund(s) Managed
Jeffrey Majit	Neuberger Berman Absolute Return Multi-Manager Fund
David Kupperman	Neuberger Berman Absolute Return Multi-Manager Fund
Fred Ingham	Neuberger Berman Absolute Return Multi-Manager Fund

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Accounts Managed

The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of October 31, 2017.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based ($ millions)
David Kupperman***
Registered Investment Companies*	1	347	-	-
Other Pooled Investment Vehicles	18	1,748	12	1,302
Other Accounts**	7	3,342	1	4
Jeffrey Majit***
Registered Investment Companies*	1	347	-	-
Other Pooled Investment Vehicles	18	1,748	12	1,302
Other Accounts**	7	3,342	1	4
Fred Ingham***
Registered Investment Companies*	1	347	-	-
Other Pooled Investment Vehicles	18	1,748	12	1,302
Other Accounts**	7	3,342	1	4

*Registered Investment Companies include all funds managed by the Portfolio Manager, including the Fund.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts, and Managed Accounts (WRAP Accounts).
*** A portion of certain accounts may be managed by other Portfolio Managers; however, the total assets of such accounts are included even though the Portfolio Manager listed is not involved in the day-to-day management of the entire account.
Conflicts of Interest
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market
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value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity.  Further, the Manager may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if the Manager and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible.  In the ordinary course of operations certain businesses within the Neuberger Berman organization (the “Firm”) may seek access to material non-public information.  For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will take into account the interests of all clients and will endeavor to act fairly to all clients.  The intentional acquisition of material non-public information may give rise to a potential conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that the Firm, including the Fund, may purchase or potentially limiting the ability of the Firm, including the Fund, to sell such securities.  Similarly, where the Firm declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including the Fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.

NBIA and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Each Subadviser may manage other accounts that have similar investment objectives or strategies, including some that have performance-based fees. Portfolio managers of each of the Subadvisers who manage other investment accounts, including in some instances proprietary or personal accounts, in addition to the Fund may be presented with the potential conflicts.
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Any material conflicts of interest which may arise in connection with a Subadviser’s management of the Fund’s investments and the management of the investments of other accounts are addressed primarily through each Subadviser’s allocation policies. The Subadvisers attempt to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account.

Compensation of Portfolio Managers
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated.  The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Plan (vesting over 3 years).

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.   Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the
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interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment.   Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis.  By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas.  In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.    In prior years, employees may have elected to have a portion of their contingent amounts delivered in the form of NBSH equity (either vested or unvested, depending on the terms of the plain for that year). Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.
Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund, as of October 31, 2017.  Beneficial ownership includes a Portfolio Manager’s direct investments, investments by immediate family members, and notional amounts invested through contingent compensation plans.
Portfolio Manager	Fund Managed	Dollar Range of Equity Securities Owned in the Fund
David Kupperman	Neuberger Berman Absolute Return Multi-Manager Fund	F
Jeffrey Majit	Neuberger Berman Absolute Return Multi-Manager Fund	F
Fred Ingham	Neuberger Berman Absolute Return Multi-Manager Fund	E
A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001-$50,000	G = Over $1,000,001
D = $50,001-$100,000
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Other Investment Companies or Accounts Managed

The investment decisions concerning the Fund and the other registered investment companies managed by NBIA (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NBIA have varied from one another in the past and are likely to vary in the future.  In addition, NBIA or its affiliates may manage one or more Other NB Funds or other accounts with similar investment objectives and strategies as the Fund that may have risks that are greater or less than the Fund.
There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by NBIA or a Subadviser, respectively, are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations.  The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees and NBIA that the desirability of the Fund having its advisory arrangements with NBIA or a Subadviser outweighs any disadvantages that may result from contemporaneous transactions.
The Fund is subject to certain limitations imposed on all advisory clients of NBIA or a Subadviser, respectively (including the Fund, the Other NB Funds, and other managed funds or accounts) and personnel of NBIA or a Subadviser, respectively, and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NBIA or a Subadviser that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.
Codes of Ethics
The Fund, NBIA and each Subadviser have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund that they manage. The Fund’s Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of
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Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.
Management and Control of NBIA
NBIA is an indirect subsidiary of NBG.  The directors, officers and/or employees of NBIA who are deemed “control persons,” all of whom have offices at the same address as NBIA, are: Joseph Amato, Robert Conti and Brad Tank. Mr. Amato is a Trustee of the Trust and Mr. Conti is both a Trustee and an officer of the Trust. The directors, officers and/or employees of NBIA who are deemed “control persons,” all of whom have offices at the same address as NBIA, are: Andrew Johnson, Lawrence Kohn, James Dempsey, Brad Cetron and Robert Eason.
NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team and certain of NBG’s key employees and senior professionals.

DISTRIBUTION ARRANGEMENTS
The Fund offers three classes of shares, known as Institutional Class, Class A, Class C shares, and Class R6 shares.
Distributor
Neuberger Berman BD LLC (“Neuberger Berman” or the “Distributor”) serves as the distributor in connection with the continuous offering of the Fund’s shares. Institutional Class and Class R6 shares are offered on a no-load basis.  As described in the Fund’s Prospectuses, certain classes are available only through investment providers (“Institutions”) that have made arrangements with the Distributor and/or NBIA for shareholder servicing and administration and/or entered into selling agreements with the Distributor and/or NBIA.
In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act.  It acts as agent in arranging for the sale of the Fund’s Institutional Class and Class R6 shares of the Fund without sales commission or other compensation and either it or its affiliates bear all advertising and promotion expenses incurred in the sale of those shares.  The Distributor also acts as agent in arranging for the sale of the Fund’s Class A and Class C shares to Institutions and either it or its affiliates bear all advertising and promotion expenses incurred in the sale of those shares.  However, for Class A shares, the Distributor receives commission revenue consisting of the portion of the Class A sales charge remaining after the allowances by the Distributor to Institutions.  For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after
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purchase.  The Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions in connection with Class C shares.
Sales charge revenues collected and retained by the Distributor for the past three fiscal years, as applicable, are shown in the following table.
		Sales Charge Revenue		Deferred Sales Charge Revenue
Fund	Fiscal Year Ended Oct. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
Absolute Return Multi-Manager – Class A	2017	$26,985	$3,683	-	-
	2016	$25,406	$10,125	-	-
	2015	$121,941	$24,619	-	-

Absolute Return Multi-Manager – Class C	2017	-	-	$1,221	-
	2016	-	-	$44,055	-
	2015	-	-	$50,849	-

For each Class that is sold directly to investors, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder list, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund’s shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund’s shareholders any investment products or services other than those managed by NBIA or distributed by the Distributor.
From time to time, the Distributor and/or NBIA and/or their affiliates may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.
The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to the Fund’s Institutional Class, and with respect to Class R6 of the Fund, and Distribution and Shareholder Services Agreements with respect to Class A and Class C of the Fund (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2018.  The Distribution Agreements may be renewed annually with respect to the Fund if specifically approved by (1) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the outstanding shares of the Fund. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreement.
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Additional Payments to Financial Intermediaries
The Distributor and/or NBIA and/or their affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares.  No such payments are made with respect to Class R6 shares.

Such payments (often referred to as revenue sharing payments) are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting the Distributor’s and/or NBIA’s and/or their affiliates’ personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing the Distributor’s and/or NBIA’s and/or their affiliates’ personnel to attend conferences.  The Distributor and/or NBIA and/or their affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, the Distributor and/or NBIA and/or their affiliates may pay for: placing the Fund on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.  Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of such payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, actual or expected sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by the Distributor and/or NBIA and/or their affiliates and the Financial Intermediaries or any combination  thereof.  The amount of  these payments is determined at the discretion of the Distributor and/or NBIA and/or their affiliates from time to time, may be substantial, and may be different for different  Financial  Intermediaries based on,  for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Fund or of any particular share class of the Fund.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses.  You should review your Financial Intermediary’s compensation
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disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.

In addition to the compensation described above, the Fund and/or the Distributor and/or NBIA and/or their affiliates may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other  omnibus accounts (“subaccounting fees”).  Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to its transfer agent for similar services.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

The Distributor and NBIA and their affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, NBIA and/or its affiliates benefit from the incremental management and other fees paid to NBIA and/or its affiliates by the Fund with respect to those assets.

Distribution Plan (Class A Only)
The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to Class A of the Fund.  The Plan provides that Class A of the Fund will compensate the Distributor for administrative and other services provided to Class A of the Fund, its activities and expenses related to the sale and distribution of Class A shares, and ongoing services to investors in Class A of the Fund. Under the Plan, the Distributor receives from Class A of the Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. The Distributor may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s Plan complies with these rules.
 The table below sets forth the total amount of fees accrued for Class A:
	Fiscal Year Ended October 31,
Fund	2017	2016	2015
Absolute Return Multi-Manager Fund	$86,936	$315,076	$559,976

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Distribution Plan (Class C Only)

The Trust, on behalf of the Fund, has adopted a Plan with respect to Class C of the Fund.  The Plan provides that Class C of the Fund will compensate the Distributor for administrative and other services provided to Class C of the Fund, its activities and expenses related to the sale and distribution of Class C shares, and ongoing services to investors in Class C of the Fund. Under the Plan, the Distributor receives from Class C of the Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets of which 0.75% is a distribution fee and 0.25% is a service fee. The Distributor may pay up to the full amount of this fee to Institutions that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s Plan complies with these rules.
The table below sets forth the total amount of fees accrued for Class C:
	Fiscal Year Ended October 31,
Fund	2017	2016	2015
Absolute Return Multi-Manager Fund	$263,634	$621,909	$926,642

Distribution Plan (Class A and Class C)

Each Plan requires that the Distributor provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.
Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the applicable Classes of the Fund and their shareholders. To the extent the Plans allow the Fund to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.
Each Plan is renewable from year to year with respect to a Class of the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. A Plan may not be amended to increase materially the amount of fees
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paid by any Class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the Class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a Class of the Fund at any time by a vote of a majority of the Rule 12b‑1 Trustees or by a 1940 Act majority vote of the outstanding shares in the Class.
From time to time, the Fund may be closed to new investors. Because the Plans pay for ongoing shareholder and account services, the Board may determine that it is appropriate for the Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.
ADDITIONAL PURCHASE INFORMATION
Share Prices and Net Asset Value
The Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of the Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). The Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent.
The Fund normally calculates its NAV on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well. In the event of an emergency or other disruption in trading on the Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and in such a case, the Fund would post a notice on www.nb.com.
The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated.
The Fund uses one or more independent pricing services approved by the Board of Trustees to value its equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs). An independent pricing service values equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs) listed on the NYSE, the NYSE MKT LLC or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside
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bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security or other instrument on a particular day, the independent pricing services may value the security or other instrument based on market quotations.
The Fund uses one or more independent pricing services approved by the Board of Trustees to value its debt portfolio securities and other instruments, including certain derivative instruments that do not trade on an exchange. Valuations of debt securities and other instruments provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Valuations of derivatives that do not trade on an exchange provided by an independent pricing service are based on market data about the underlying investments. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value, unless other factors indicate that this method does not provide an accurate estimate of the short-term security’s value.
NBIA has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated NAV per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if NBIA believes in good faith that the valuation received does not reflect the amount the Fund might reasonably expect to receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods the Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The Fund may also use these methods to value certain types of illiquid securities and instruments for which broker quotes are rarely, if ever, available, such as options that are out of the money, or for which no trading activity exists. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s NAV calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.
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If, after the close of the principal market on which a security is traded and before the time the Fund’s securities are priced that day, an event occurs that NBIA deems likely to cause a material change in the value of that security, the Fund Trustees have authorized NBIA, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant with respect to the security in question.
The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.  The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the time as of which the Fund’s share price is calculated.  Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund’s share price is calculated to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of the Fund may be significantly affected on days when shareholders do not have access to the Fund.
Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

Subscriptions in Kind
The Fund may from time to time accept securities in exchange for Fund shares.
Financial Intermediaries
The Fund has authorized one or more Financial Intermediaries to receive purchase and redemption orders on its behalf.  Such Financial Intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase and redemption order when a Financial Intermediary or its designee receives the order.  Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “received in proper form” as defined in the Prospectuses.
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Automatic Investing and Dollar Cost Averaging
Shareholders that hold their shares directly with the Fund (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in an eligible money market fund outside the Neuberger Berman fund family or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. A Direct Shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.
Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.
Sales Charges
Dealer commissions and compensation.
Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. Commissions on such investments  are paid to dealers at the following rates: 1.00% on amounts from $1 million to $3,999,999, 0.50% on amounts from $4 million to $29,999,999 and 0.25% on amounts from $30 million and above. Commissions are based on cumulative investments and are reset annually.
See the Fund’s Prospectuses for information regarding sales charge reductions and waivers.
ADDITIONAL EXCHANGE INFORMATION
As more fully set forth in the respective fund’s prospectus, if shareholders purchased Institutional Class, Investor Class, Trust Class or Class R6 shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment and other eligibility requirements of the other fund(s) are met.  Investor Class shares of a fund in the fund family may also be exchanged for Trust Class shares where the Distributor is the Institution acting as the record owner on behalf of the shareholder making the exchange. Class R6 shares of a fund in the fund family may also be exchanged for Institutional shares where (1) the Distributor is the Institution acting as the record owner on behalf of the shareholder making the exchange, and (2) Class R6 shares of the other fund in the fund family are not available (otherwise, Class R6 shares would be exchanged for Class R6 shares of the other fund in the fund family).
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In addition, Grandfathered Investors (as defined in the Class A and Class C shares prospectuses) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.
An Institution may exchange a fund’s Advisor Class, Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3, and Class R6 shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution.  Most Institutions allow you to take advantage of the exchange program.
If shareholders purchased shares of a fund in the fund family directly, with the exception of Class R6, they may exchange those shares for shares of the following eligible money market funds (and classes): Investment Class shares of State Street Institutional U.S. Government Money Market Fund and Investment Class shares of State Street Institutional Treasury Plus Money Market Fund. An investor may exchange shares of an eligible money market fund for shares of a particular class of a fund in the Neuberger Berman fund family only if the investor holds, through the Distributor, both shares of that eligible money market fund and shares of that particular class of that fund in the Neuberger Berman fund family.

Exchanges are generally not subject to any applicable sales charges.  However, exchanges from eligible money market funds are subject to any applicable sales charges on the fund in the Neuberger Berman fund family being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the Neuberger Berman fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or other distributions from a fund in the Neuberger Berman fund family having a sales charge.
Most investment providers allow you to take advantage of the exchange program.  Please contact your investment provider or the Distributor for further information on exchanging your shares.
 Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a redemption (sale) and purchase, respectively, of shares of the two funds for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized on the exchange.
The Fund may terminate or materially alter its exchange privilege without notice to shareholders.
ADDITIONAL REDEMPTION INFORMATION
Suspension of Redemptions
The right to redeem the Fund’s shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when the bond market is closed, (3) when
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trading on the NYSE is restricted, (4) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (5) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (3) or (4) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

Redemptions in Kind
The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when NBIA or the Fund Trustees determine that it is in the best interests of the Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Fund’s Trustees.
CONVERSION INFORMATION
If consistent with your investment provider’s program, Class A and Class C shares of the Fund that have been purchased by an investment provider on behalf of clients may be converted into Institutional Class shares of the same Fund provided any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund are satisfied.  Notwithstanding the foregoing, at the request of an investment provider on behalf of its similarly-situated clients as a group, and subject to approval by the Board of Trustees (which will determine in its reasonable business judgment whether the conversion will be in the best interests of the affected Fund), shares of one class of the Fund may be converted into/reclassified as shares of a different class of the same Fund provided that the shareholder satisfies the conditions for investing in the class into which the conversion is sought (as described in the Fund’s prospectus and SAI).  Any such conversion will be effected at NAV without the imposition of any sales load, fee or other charges by the Fund.  Please contact your investment provider about any fees that it may charge. Share conversion privileges may not be available for all accounts and may not be offered at all investment providers.
Institutional Class, Class A, and Class C shares of the Fund may be converted to Class R6 shares of the same Fund, provided that any eligibility requirements of Class R6 shares are met.
DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund distributes to its shareholders substantially all of the net investment income it earns (by Class, after deducting expenses attributable to the Class) and any net capital gains (both long-term and short-term) and net gains from foreign currency transactions, if any, it realizes that are allocable to that Class. The Fund’s net investment income, for financial
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accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include net capital and foreign currency gains and losses. Net investment income and realized gains and losses of the Fund are reflected in its NAV until they are distributed. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).
The Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December.
The Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). If you use an investment provider, you must consult it about whether your dividends and other distributions from the Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.  To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.
Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. A cash election with respect to the Fund remains in effect until the shareholder notifies State Street in writing (at the above address) to discontinue the election.
If it is determined that the U.S. Postal Service cannot properly deliver the Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election and the shareholder’s dividends and other distributions thereafter will automatically be reinvested in additional Fund shares of the distributing Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.
Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the Fund at the NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.
ADDITIONAL TAX INFORMATION
Taxation of the Fund
To continue to qualify for treatment as a RIC, the Fund, which is treated as a separate corporation for federal tax purposes, must distribute to its shareholders for each taxable year at least 90% of the sum of (1) its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) plus (2) its net interest income excludable from gross income
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under section 103(a) of the Code (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (b) net income from an interest in a “qualified publicly traded partnership” (i.e., a “publicly traded partnership” that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a)) (“QPTP”) (“Income Requirement”); and
(2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer (such as the Subsidiary), (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“25% Diversification Requirement,” collectively, “Diversification Requirements”).
If the Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), the Fund generally will be treated as (1) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the Diversification Requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (2) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.
By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for that treatment for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not, to avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- then, (a) the Fund would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders
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and (b) the shareholders would treat all those distributions, including distributions of net capital gain, as ordinary dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be taxable for federal tax purposes at the rates for net capital gain -- a maximum of 15% for a single shareholder with taxable income not exceeding $425,800, or $479,000 for married shareholders filing jointly, and 20% for individual shareholders with taxable income exceeding those respective amounts, which apply for 2018 and will be adjusted for inflation annually. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, part of those dividends would be eligible for the dividends-received deduction available to corporations (“DRD”). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. The Fund intends to continue to make sufficient distributions each year to avoid liability for the Excise Tax.
The Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Other Income.
Some futures contracts, certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) – except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement – in which the Fund invests may be subject to Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may elect to exclude certain transactions from the operation of these rules, although doing so
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may have the effect of increasing the relative proportion of short-term capital gain (taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

The premium the Fund receives for writing (selling) a put or call option is not included in gross income at the time of receipt. If an option written (sold) by the Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. If the Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than that amount. If a call option written by the Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.

The recently enacted Tax Cuts and Jobs Act (“Act”) provides that the “all events test” -- which provides that, unless an exception applies, an accrual basis taxpayer (which each Fund is) must include an item of income, such as income from OID and market discount, in gross income when all events have occurred that fix the right to receive that income and the amount thereof can be determined with reasonable accuracy -- generally is treated as met with respect to any income item no later than when it is taken into account as revenue in a financial statement of the taxpayer. Significantly, however, according to the Conference Report on the Act this provision does not require income recognition in situations where the realization event has not yet occurred, such as from securities that are marked-to-market for financial reporting purposes if the gain or loss from them is not realized for federal income tax purposes until the taxpayer disposes of them. It is unclear how this change will affect RICs that invest in fixed-income securities that have OID or market discount; if applied to RICs that invest in municipal bonds, such as the Municipal Funds, they might be required to recognize taxable market discount income currently. This provision is effective for taxable years beginning after December 31, 2018, for income from a debt instrument having OID, and for taxable years beginning after December 31, 2017, for other types of income.
The Fund may acquire zero coupon or other securities issued with OID, as well as pay-in-kind securities, which pay “interest” through the issuance of additional securities, and U.S. TIPS, the principal value of which is adjusted daily in accordance with changes in the CPI-U. As a holder of those securities, the Fund must include in gross income the OID that accrues on the securities during the taxable year as well as such “interest” received on pay-in-kind securities and principal adjustments on U.S. TIPS, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
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If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).
The Fund may invest in ownership units (i.e., limited partnership or similar interests) in MLPs, which generally are classified as partnerships (and not treated as corporations) for federal tax purposes.  Most MLPs in which the Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be “qualifying income” for the Fund under the Income Requirement.  If the Fund invests in an MLP, or an ETF organized as a partnership, that is not a QPTP, including a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), the net income the Fund earns therefrom would be treated as such qualifying income only to the extent it would be such if realized directly by the Fund in the same manner as realized by that MLP, ETF, or company. Effective for taxable years beginning after December 31, 2017, and before January 1, 2026, the Act (in general terms) allows certain noncorporate entities a deduction for 20% of, among other things, the aggregate amount of its “qualified REIT dividends” and “qualified publicly traded partnership income” (“QPTPI”) (the latter including income of an entity such as an MLP). Unlike the treatment of somewhat similar items, such as QDI and the DRD and, as described under “Taxation of the Funds’ Shareholders” below, “interest-related dividends,” “short-term capital gain dividends,” and foreign taxes paid, however, the Act does not include any provision for a RIC to pass the character of its qualified REIT dividends and QPTPI through to its shareholders.  Accordingly, an investor who invests in REITs and/or MLPs directly would be able to take advantage of that deduction, whereas a shareholder of a Fund that invests therein would not unless the Act’s provisions are changed.
The Fund may sustain net capital losses (i.e., realized capital losses in excess of realized capital gains, whether short-term or long-term) for a taxable year.  The Fund’s net capital losses, if any, cannot be used by its shareholders (i.e., they do not flow through to its shareholders). Rather, the Fund may use its net capital losses realized in a particular taxable year, subject to applicable limitations, to offset its net capital gains realized in one or more subsequent taxable years (a “capital loss carryover” or “CLCO”) -- realized net capital losses may not be “carried back” -- without being required to distribute those gains to its shareholders.  CLCOs may be
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applied against realized capital gains in each succeeding taxable year, until they have been reduced to zero.
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its investments. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock and of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions attributable to PFIC income will not be eligible for the reduced maximum federal income tax rates on individual shareholders’ QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
The Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including net mark-to-market gain or loss for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain
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whether the corporation is a PFIC, and a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so, and the Fund reserves the right to make such investments as a matter of its investment policy.

Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from Financial Instruments on or involving foreign currencies and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and/or resulting in some shareholders’ recognition of capital gain. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the costs of currency conversion.

The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the U.S. Treasury and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion
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income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts (“IRAs”), and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
The Fund’s CLCOs may expire, depending on when they arose.  CLCOs that arose in taxable years that began by December 22, 2010, the effective date of the Regulated Investment Company Modernization Act of 2010 (“pre-enactment CLCOs”), will expire after eight taxable years and thus will be unavailable to offset net capital gains, if any, realized after that period.  CLCOs that arose in taxable years that began, or arise in taxable years that begin, after that date (“post-enactment years”), however, do not expire and may be carried forward indefinitely.   The Fund must use net capital losses sustained in a post-enactment year (i.e., which do not expire) before it uses pre-enactment CLCOs (i.e., which are subject to expiration); accordingly, the Fund’s ability to utilize its CLCOs in a given taxable year or in total thus may be limited.  Because of that ordering rule, pre-enactment CLCOs may be more likely to expire unused.  Capital losses arising in post-enactment years and carried over retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses (as under previous law).
The Fund’s efforts to utilize expiring pre-enactment CLCOs, if any, and thus reduce capital gain distributions, may result in increased portfolio turnover and cause the Fund to incur additional expenses, such as brokerage commissions.  For tax-exempt investors, for whom reduction of those distributions will not be as beneficial as for taxable investors, those additional expenses may be incurred without the full benefits as realized by the taxable investors.
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As of October 31, 2017, the Fund had an aggregate CLCO of approximately $109,478,409. This CLCO, none of which will expire, is available to offset future realized net capital gains.
The Subsidiary
The Fund may invest a portion of its assets (not exceeding the amount permitted by the 25% Diversification Requirement) in the Subsidiary, which is classified as a corporation for federal tax purposes. A foreign corporation, such as the Subsidiary, generally is not subject to federal income tax unless it is engaged in the conduct of a trade or business in the United States. The Subsidiary intends to operate in a manner that is expected to meet the requirements of a “safe harbor” under section 864(b)(2) of the Code, under which it may trade in stocks or securities or certain commodities for its own account without being deemed to be engaged in a U.S. trade or business. If, however, certain of the Subsidiary’s activities did not meet those safe harbor requirements, it might be considered as being so engaged.  Even if the Subsidiary is not so engaged, it may be subject to a withholding tax at a rate of 30% on all or a portion of its U.S.-source gross income that is not effectively connected with the conduct of a U.S. trade or business.
The Subsidiary, which is wholly owned by the Fund, is a controlled foreign corporation (a “CFC”), and the Fund is a “United States shareholder” thereof. As a result, the Fund is required to include in its gross income each taxable year all of the Subsidiary’s “subpart F income,” which generally is treated as ordinary income; it is expected that virtually all of the Subsidiary’s income will be “subpart F income.” If the Subsidiary realizes a net loss, that loss generally would not be available to offset the Fund’s income. The Fund’s inclusion of the Subsidiary’s “subpart F income” in its gross income increases the Fund’s tax basis in its shares of the Subsidiary. Distributions by the Subsidiary to the Fund are not taxable to the extent of its previously undistributed “subpart F income” and reduce the Fund’s tax basis in those shares.
Although gains from the disposition of commodities are not considered Qualifying Other Income, the Service issued numerous private letter rulings (“PLRs”) beginning in 2006 that a RIC’s inclusion of “subpart F income” from a wholly owned foreign subsidiary (such as the Subsidiary) is Qualifying Other Income. A PLR may be cited as precedent, however, only by the taxpayer(s) to which it is issued.  Moreover, in July 2011, the Service suspended the issuance of further PLRs to RICs seeking commodities exposure through the use of foreign wholly owned subsidiaries (and structured notes); it is understood that the Service initiated that suspension to re-examine the policies underlying the previously issued PLRs.
Although the issuance of those PLRs technically is still suspended, RICs’ investments in CFCs for purposes of indirectly investing in commodities have a level of uncertainty as a result of proposed regulations under the Code published on September 28, 2016 (“Proposed Regulations”).  Under the Proposed Regulations, the income a RIC is deemed under the Code to constructively derive from a CFC each taxable year, which those PLRs concluded were qualifying income, will no longer be considered qualifying income for the RIC, and only distributions the CFC makes to the RIC out of its associated earnings and profits for the applicable taxable year (“Annual E&P”) will
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qualify.  Although the Fund will receive distributions, if any, from the Subsidiary of its Annual E&P each taxable year, if in one or more taxable years the Fund did not receive distributions thereof (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in those years satisfying one of the requirements to qualify as a RIC.

Contemporaneously with publication of the Proposed Regulations, the Service issued a revenue procedure, which provides that it will not “ordinarily” issue PLRs on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.”  Accordingly, future PLRs regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.

The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury Regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes.  If the Fund failed to qualify as a RIC for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense.  If, on the other hand, the Fund failed to so qualify for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate rate (currently, 21%), with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to them as dividend income (and no part of those distributions would be taxable as long-term capital gain).  In that event, the Trust’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
Taxation of the Fund’s Shareholders
If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.
The Fund is required to withhold and remit to the U.S. Treasury 24% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to individual shareholders who are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

Dividends the Fund pays to a nonresident alien individual, a foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on (“effectively connected”) and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States
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for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  If a foreign shareholder’s ownership of Fund shares is effectively connected, the foreign shareholder will not be subject to that withholding tax but instead will be subject to federal income tax on income dividends from the Fund as if it were a U.S. shareholder. A foreign shareholder generally will be exempt from federal income tax on gain realized on the sale of Fund shares and Fund distributions of net capital gain, unless the shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership). Two categories of dividends, “interest-related dividends” and “short-term capital gain dividends,” the Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders also are exempt from that tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” (i.e., net short-term capital gain, computed with certain adjustments).

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are shareholders of the Fund may be subject to a generally nonrefundable 30% withholding tax on (1)  income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of redemptions of Fund shares it pays after December 31, 2018.  As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and information regarding substantial U.S. owners.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service.  Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
The U.S. Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations.
An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service.  An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders.  An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
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An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the Service.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above.  Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.
As described in “Maintaining Your Account” in the Prospectus, the Fund may close a shareholder’s account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.
A shareholder’s basis in Fund shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method.  The basis determination method the Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Special Tax Considerations Pertaining to Funds of Funds
If the Fund invests its assets in shares of underlying funds, the Fund’s distributable net income and net realized capital gains will include dividends and other distributions, if any, from those underlying funds and reflect gains and losses on the disposition of underlying funds’
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shares. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund that invests therein will not be able to benefit from those losses unless and until (1) the underlying fund realizes gains that it can offset by those losses or (2) the Fund in effect recognizes its (indirect) proportionate share of those losses (which will be reflected in the underlying fund’s shares’ NAV) when it disposes of the shares. Moreover, even when the Fund does make such a disposition at a loss, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any net capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the so-called “wash sale” rules may apply to Fund redemptions of underlying fund shares that have generated losses. A wash sale occurs if the Fund redeems shares of an underlying fund (whether for rebalancing the Fund’s portfolio of underlying fund shares or otherwise) at a loss and the Fund acquires other shares of that underlying fund during the period beginning 30 days before and ending 30 days after the date of the redemption. Any loss the Fund realizes on such a redemption will be disallowed to the extent of such a replacement, in which event the basis in the acquired shares will be adjusted to reflect the disallowed loss. These rules could defer the Fund’s losses on wash sales of underlying fund shares for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net realized capital gains that the Fund will be required to distribute to its shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds in which it invests (“underlying funds’ securities”), rather than investing in the underlying fund shares. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, QDI, and eligibility for the DRD) will not necessarily be the same as it would have been had the Fund invested directly in the underlying fund’s securities.

Depending on the Fund’s percentage ownership in an underlying fund before and after a redemption of the underlying fund’s shares, the redemption may be treated as a dividend in the full amount of the redemption proceeds instead of generating a capital gain or loss. This could be the case where the underlying fund is not a “publicly offered [RIC]” (as defined in the Code) or is a closed-end fund and the Fund redeems only a small portion of its interest therein. Dividend treatment of a redemption by the Fund would affect the amount and character of income the Fund must distribute for the taxable year in which the redemption occurrs. It is possible that such a dividend would qualify as QDI if the underlying fund reports the distribution of the redemption proceeds as such; otherwise, it would be taxable as ordinary income and could cause shareholders of the redeeming Fund to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying fund directly.

If the Fund receives dividends from an underlying fund that reports the dividends as QDI and/or as eligible for the DRD, then the Fund would be permitted, in turn, to report to its shareholders the portions of its distributions attributable thereto as QDI and/or eligible for the
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DRD, respectively, provided the Fund meets applicable holding period and other requirements with respect to the underlying fund’s shares.

If the Fund is a “qualified fund of funds” (i.e., a RIC at least 50% of the value of the total assets of which is represented by interests in other RICs at the close of each quarter of its taxable year), it will be able to elect to pass through to its shareholders any foreign taxes paid by an underlying fund in which the Fund invests that itself has elected to pass those taxes through to its shareholders, so that shareholders of the Fund would be eligible to claim a tax credit or deduction for those taxes (as well as any foreign taxes paid by the Fund). However, even if the Fund qualifies to make the election for any year, it may determine not to do so.

* * * * *
The foregoing is an abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders.  It does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to shareholders in light of their particular circumstances.  It is based on current provisions of the Code and the regulations promulgated thereunder and judicial decisions and administrative pronouncements published at the date of this SAI, all of which are subject to change, some of which may be retroactive.  Prospective investors are urged to consult their own tax advisers for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.
FUND TRANSACTIONS
Orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by NBIA or the Subadviser pursuant to the terms of the applicable advisory agreement.  In effecting securities transactions, the Fund seek to obtain the best price and execution of orders.  While affiliates of NBIA are permitted to act as brokers for the Fund in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution (“Affiliated Brokers”), the Fund generally will use unaffiliated brokers.  For Fund transactions which involve securities traded on the OTC market, the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.
Purchases and sales of certain debt securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.
For Fund transactions which involve securities traded on the OTC market, the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities. Loans will be purchased in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase loans from these financial institutions, the Manager
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may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with the Fund’s disposition of loans.
 During the fiscal year ended October 31, 2015, the Fund paid brokerage commissions of $6,883,836, of which $0 was paid to Neuberger Berman.
During the fiscal year ended October 31, 2016, the Fund paid brokerage commissions of $4,032,936, of which $0 was paid to Neuberger Berman.
During the fiscal year ended October 31, 2017, the Fund paid brokerage commissions of $263,634, of which $0 was paid to Neuberger Berman. During the fiscal period ended October 31, 2017, the Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by the Fund. 100% of the $1,090,644 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $2,889,894,966 was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2017, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act):  Bank of America, JP Morgan, Wells Fargo, Citigroup, Goldman Sachs and Credit  Suisse; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows:  Bank of America, $13,196,000; JP Morgan $6,129,000; Wells Fargo, $3,177,000; Citigroup $2,567,000; Goldman Sachs, $2,432,000 and Credit Suisse, $ 1,004,000.
The amount of brokerage commissions paid by the Fund may vary significantly from year to year due to a variety of factors, including the types of investments selected by the Manager, investment strategy changes, changing asset levels, shareholder activity, and/or portfolio turnover.
Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. In selecting a broker other than an Affiliated Broker, as defined below, to execute Fund transactions NBIA and each Subadviser generally consider the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information or services (“research services”) provided by those brokers as well as any expense offset arrangements offered by the brokers.
The Fund may use an Affiliated Broker where, in the judgment of NBIA, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.
The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the
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persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NBIA expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).
Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, with respect to the Fund the commissions paid an Affiliated Broker will be at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability in NBIA’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, when an Affiliated Broker is executing portfolio transactions on behalf of the Fund, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.
A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability.
To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.
Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.
In selecting a broker to execute Fund transactions, NBIA considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall
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performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by non-affiliated brokers.
A committee comprised of officers of NBIA who are portfolio managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of NBIA’s managed accounts (“Managed Accounts”) periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.
The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Fund by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.
In certain instances the Manager may specifically allocate brokerage for research services (including research reports on issuers and industries, as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, the Manager always considers its best execution obligation when deciding which broker to utilize.
Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities
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whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.
The Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NBIA (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.
Portfolio Turnover
The Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.
Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the Manager’s investment outlook.
Proxy Voting
The Board of Trustees has delegated to NBIA the responsibility to vote proxies related to the securities held in the Fund’s portfolio, as appropriate. Under this authority, NBIA, is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board of Trustees permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.  NBIA has delegated to each Subadviser by contract the responsibility to vote proxies for the Fund’s portfolio securities allocated to such Subadviser in accordance with that Subadviser’s respective proxy voting policies and procedures. For the proxy voting policy of each Subadviser, please see Appendix B.
Each Subadviser has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that it votes proxies prudently and in the best interest of its advisory clients for whom it has voting authority, including the Fund. The Proxy Voting Policy of each Subadviser also describes how the Subadviser addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
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Subject to the oversight of NBIA, each Subadviser (or a designated proxy committee at the Subadviser) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. Each Subadviser may utilize Glass, Lewis & Co., Institutional Shareholder Services Inc. or another proxy voting service (“proxy voting service”) to vote proxies in accordance with the Subadviser’s voting guidelines.
A Subadviser’s guidelines may adopt the voting recommendations of a proxy voting service. NBIA and the Subadvisers retain final authority and fiduciary responsibility for proxy voting. NBIA and each Subadviser believe that this process is reasonably designed to address material conflicts of interest that may arise between them and a client as to how proxies are voted.
In the event that an investment professional at a Subadviser believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with its proxy voting guidelines or in a manner inconsistent with a proxy voting service’s recommendations, as applicable, the Subadviser (or a designated proxy committee at the Subadviser) will review information submitted by the investment professional to determine that there is no material conflict of interest between the Subadviser and the client with respect to the voting of the proxy in that manner.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or by visiting www.nb.com or the website of the SEC, www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
Portfolio Holdings Disclosure Policy
The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NBIA or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NBIA (the “Potential Recipients”) unless such disclosure is consistent with the Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).
NBIA and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NBIA or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., custodians, prime brokers, etc.) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” NBIA may expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NBIA’s legal and compliance department.  These procedures are designed to address conflicts of interest between the
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shareholders, on the one hand, and NBIA or any affiliated person of either NBIA or the Fund on the other, by creating a review and approval process of Potential Recipients of portfolio holdings consistent with the Best Interests Standard.
Selective Disclosure Procedures
Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NBIA’s legal and compliance department or to the Fund’s Chief Compliance Officer for review, approval and processing.
Neither the Fund, NBIA, any Subadviser nor any affiliate of each may receive any compensation or consideration for the disclosure of portfolio holdings. Each Allowable Recipient must be subject to a duty of confidentiality or sign a non-disclosure agreement, including an undertaking not to trade on the information, before they may become an Approved Recipient. Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Fund’s Chief Compliance Officer shall report any material issues that may arise under these policies to the Board of Trustees.
Pursuant to a Code of Ethics adopted by the Fund, NBIA (“NB Code”), and each Subadviser (collectively, the “Codes”) employees are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities require knowledge of the information.  The Codes also collectively prohibit any individual associated with the Fund, NBIA or a Subadviser from engaging directly or indirectly, in any transaction in securities held or to be acquired by the Fund while in possession of material nonpublic information regarding such securities or their issuer.
Portfolio Holdings Approved Recipients
The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to it being made public with the following Approved Recipients:
JP Morgan Chase Bank, N.A. (“JP Morgan”). The Fund has selected JP Morgan as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs JP Morgan as the custodian of its assets.  As custodian, JP Morgan creates and maintains all records relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by JP Morgan. Pursuant to such contract, JP Morgan agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by JP Morgan for any purpose not directly related to the business of any Fund, except with such Fund’s written consent. JP Morgan receives reasonable compensation for its services and expenses as custodian.
Securities Lending Agent.  The Fund has entered into a securities lending agreement with JP Morgan Securities under which JP Morgan Securities acts as a principal borrower or agent to lend securities to entities on JP Morgan Securities’ approved list of borrowers, which includes JP Morgan Securities and its affiliates.  The Fund also may enter into securities lending agreements with other entities under which the Fund loans securities to a counterparty acting as a principal
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borrower or a lending agent.  Those principal borrowers or agents may receive the Fund’s portfolio holdings daily.  The principal borrower that receives such information is or will be subject to an agreement that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower.  The Fund may pay a fee for agency and/or administrative services related to its role as lending agent.  The Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.
Other Third-Party Service Providers to the Fund.  The Fund may also disclose portfolio holdings information prior to its being made public to its independent registered public accounting firms, legal counsel, financial printers, proxy voting firms, pricing vendors and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund.
In addition, the Fund may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NBIA.  Currently, the Fund provides its complete portfolio holdings to to FactSet Research Systems Inc. (“FactSet”) and Hedgemark Risk Analytics, LLC (“Hedgemark”) each day for this purpose.  FactSet and Hedgemark receive reasonable compensation for their services.
The Fund may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a corporate action service provider, ISS, although they typically receive holdings information after that information is already public.
The Funds may also, from time to time, disclose portfolio holdings information to trade organizations, such as the Investment Company Institute and the Loan Syndicates & Trading Association.
The Fund may also disclose portfolio holdings information to certain third-party service providers that perform administrative services for the Subadvisers.  Currently, the Fund is providing the portfolio holdings for the portion of the Fund’s assets that are subadvised by: Sound Point Capital to GFT USA, Inc. Additionally, the Fund is providing the portfolio holdings for the portion of the Fund’s assets that are subadvised by: (i) Cramer Rosenthal McGlynn to Broadridge; and (ii) TPH to Eze Software Group; Nirvana Solutions, and Northern Trust Hedge Fund Services, LLC.  The Fund may also disclose portfolio holdings information to certain third-party service providers of J.P. Morgan. Currently, the Fund is providing portfolio holdings information to Tri-Optima North America LLC for certain services related to reconciliation of derivative transactions.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.
Rating, Ranking and Research Agencies.  The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such
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agency develop a rating, ranking or specific research product for the Fund.  The Fund provides its complete portfolio holdings to: Lipper, a Reuters company, on the sixth business day of each month, Bloomberg and Morningstar on the sixth business day of each month, with a one month delay (but if the Fund posts its holdings quarterly, it provides its holdings on a quarterly basis) and RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay).  No compensation is received by any Fund, NBIA, any Subadviser or any other person in connection with the disclosure of this information.  NBIA either has entered into or expects shortly to enter into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.
REPORTS TO SHAREHOLDERS
Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.
ORGANIZATION, CAPITALIZATION AND OTHER MATTERS
The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of March 27, 2014. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has eight separate operating series.  The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
Prior to June 1, 2009, the name of the Trust was Lehman Brothers Institutional Liquidity Funds. Prior to October 8, 2010, the name of the Trust was Neuberger Berman Institutional Liquidity Funds.
Description of Shares.  The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.
Shareholder Meetings.  The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of the Fund or Class entitled to vote at the meeting.
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Certain Provisions of Trust Instrument.  Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.
Other.  For Fund shares that can be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with the Distributor to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.
CUSTODIAN AND TRANSFER AGENT
The Fund has selected JP Morgan Chase Bank, N.A., 14201 Dallas Parkway, Dallas, TX 75254, as custodian for its securities and cash. State Street also serves as the Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA  02266-8403.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.
LEGAL COUNSEL
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 31, 2018, the following are all of the beneficial and record owners of five percent or more of a Class of the Fund’s shares. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Fund of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.
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Fund and Class	Name and Address	Percentage of Shares Held
Neuberger Berman Absolute Return Multi-Manager Fund Class A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	27.67%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	24.97%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	6.36%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION (97NX1) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.72%
Neuberger Berman Absolute Return Multi-Manager Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	22.60%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	17.87%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	15.31%

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Fund and Class	Name and Address	Percentage of Shares Held
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-11001	14.56%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	10.59%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.51%
Neuberger Berman Absolute Return Multi-Manager Class R6	STRATEGIC PARTNERSHIP FUND NB LLC NEUBERGER BERMAN INV ADVISERS LLC AS MANAGER ATTN: PRIVATE FUND CLIENT SERVICE 1290 AVE OF THE AMERICAS 22ND FL NEW YORK NY 10104-0002	81.25%
	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	9.60%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.85%
Neuberger Berman Absolute Return Multi-Manager Institutional Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	18.77%

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Fund and Class	Name and Address	Percentage of Shares Held
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	17.41%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	14.63%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	13.26%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.71%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.33%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	5.30%

As of January 31, 2018, no shareholders owned of record or beneficially more than 25% of the outstanding shares of the Fund. A shareholder who owns of record or beneficially more than 25% of the outstanding shares of the Fund or who is otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.
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REGISTRATION STATEMENT
This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.
Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.
FINANCIAL STATEMENTS
The following financial statements and related documents are incorporated herein by reference from the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2017:
The audited financial statements of the Fund and notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.
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Appendix A

 Long-Term and Short-Term Debt Securities Rating Descriptions

S&P Global Ratings Long-Term Issue Credit Ratings*:
The following descriptions have been published by Standard & Poor’s Financial Services LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
A-1

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (“Moody’s”) -- Global Long-Term Rating Scale:
The following descriptions have been published by Moody’s Investors Service, Inc.
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
A-2

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings (“Fitch”) -- Corporate Finance Obligations – Long-Term Rating Scale:

The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’.
A-3

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’.
CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’.
C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’, ‘RR5’ or ‘RR6’.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
DBRS --Long Term Obligations Rating Scale:
The following descriptions have been published by Dominion Bond Rating Service.
AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
A-4

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”
All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.
S&P Global Ratings -- Short-Term Issue Credit Ratings:
The following descriptions have been published by Standard & Poor’s Financial Services LLC.
A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-5

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Moody’s -- Global Short-Term Rating Scale:
The following descriptions have been published by Moody’s Investors Service, Inc.
P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
A-6

Fitch -- Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:

The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C - High short-term default risk. Default is a real possibility.
RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
DBRS -- Commercial Paper and Short-Term Debt Rating Scale:
The following descriptions have been published by Dominion Bond Rating Service.
R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
A-7

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

A-8

CRAMER ROSENTHAL MCGLYNN LLC Proxy Voting Policy

In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of clients, and for the purpose of providing benefits to such clients.  The CRM Compliance Committee (the “Compliance Committee”) has determined that these Policies and Procedures for Proxy Voting (these “Policies”) are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM’s obligations under Rule 206(4)-7 under the Advisers Act.

Proxy Voting Process

CRM’s policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM will consider the factors that could affect the value of a Fund’s investment in its determination on a vote. CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings.  CRM’s proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

The Voting Process

Review of Proxy Solicitation Materials/Independent Recommendations

CRM receives proxy materials through an independent third party, Institutional Shareholder Services (“ISS”). ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value. ISS’s voting recommendations cover  three categories: (i)  voting recommendations for social and environmental shareholder proposals; (ii) voting recommendations for “Taft-Hartley” accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines;1  and (iii) voting recommendations intended to generally maximize shareholder value.

1 CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 (“ERISA”).

Appendix B

In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager’s own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of separately-managed Taft-Hartley  or accounts where the client specifically directs CRM to vote in a “socially responsible” manner; in these cases CRM would generally follow the particular ISS recommendations for that category.

ISS Standard Proxy Voting Guidelines Summary

The following is a summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines), which form the substantive basis of CRM’s Policy  on Proxy  Voting.2  As described above, CRM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

Auditors

Vote for proposals to ratify auditors, unless any of the following apply:

•  An auditor has a financial interest in or association with the company, and is therefore not independent.
•  Fees for non-audit services are excessive, or
•  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a case-by-case basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be considered in determining whether

2 The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

Appendix B

the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CRO pay.

Majority of Independent Directors/Establishment of Committees

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make shareholder action by written consent.

Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholder to act independently of management.

Supermajority Vote Requirements

Vote against proposals to require a supermajority shareholder vote. Vote for proposals to lower supermajority vote requirements.
Cumulative Voting

Vote against proposals to eliminate cumulating voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

Confidential Voting

Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspector of election, as long as the proposal includes a provision for proxy contents as follows:   IN the case of a contested election,

Appendix B

management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include the long-term financial performance, management’s track record, qualification of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote case-by-case.  Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.  Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

Mergers and Corporate Restructurings

Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the

Appendix B

class of stock that has superior voting rights. Vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock). Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Management Compensation

Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.

Employee, Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals regarding Executive and Director Pay

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking to reprice options are evaluated on a case-by-case basis giving consideration to:    historic trading patterns rationale for repricing, value-for-value exchange, options vesting, term of the options, exercise price, and participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals on Compensation

Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Appendix B

Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business and workplace diversity.  In general, vote case-by-case.  While a wide variety of factors are considered, the primary focus is on how the proposal will enhance the economic value of the company.

Securities on Loan

Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on “loan” as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.

Clients Who Vote Their Own Proxies

CRM clients may retain the authority to vote their own proxies in their discretion.

Conflicts and Potential Conflicts of Interest

CRM’s proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the CRM Compliance Committee indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

Disclosure

CRM, in its written brochure  required under Rule  204-3 (the “Form ADV”)  shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client’s proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

Recordkeeping

CRM shall retain the following books and records in, as appropriate, electronic or hard copy form: (i) a copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission), (ii) a record of each vote cast on behalf of clients, (iii) internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to

Appendix B

vote proxies other than in accordance with ISS recommendations, (iv) copies of written client requests for proxy voting records and of the Firm’s written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client, and (v) with respect to votes cast for securities held in any registered investment company, records of CUSIP numbers.

Records for the CRM Mutual Fund Trust shall be recorded and maintained by the Trust.

The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM

Appendix B

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.            Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Appendix B

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.       Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote.   In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc.  A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers.  The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.       Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the

Appendix B

Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may  diverge, counsel will so advise and the Committee may  make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each  matter submitted to  the Committee will  be determined  by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote.  The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.        Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client.  In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

Appendix B

III.        Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations
- Proxy Department
- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.        Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.”    Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository.  During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting.  Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy.  Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.        Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients.  The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the

Appendix B

Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800- GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at  www.sec.gov. Question should we post the proxy voting records for the funds on the website.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.        Voting Procedures

1. Custodian banks, outside brokerage firms  and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

Shareholder Vote Instruction Forms (“VIFs”)  - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.
Proxy cards which may be voted directly.

2.         Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3.        Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system.

Proxy Edge records include:
Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest) Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How the Adviser voted for the client on item

4.        VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5.        If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

Appendix B

When a solicitor has been retained, the solicitor is called.  At the solicitor’s direction, the proxy is faxed.

In some circumstances VIFs can be faxed to Broadridge up until the time of the meeting.

6.         In the case of a proxy contest, records are maintained for each opposing entity.

7.         Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

            Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this.   Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

            Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested. All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix B

Appendix A Proxy Guidelines

PROXY VOTING GUIDELINES

                        General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients.  As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management.  We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights.  The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

                        Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

   Historical responsiveness to shareholders
This may include such areas as:
-Paying greenmail
-Failure to adopt shareholder resolutions receiving a majority of shareholder votes
Qualifications
Nominating committee in place
Number of outside directors on the board
Attendance at meetings
Overall performance

Appendix B

                        Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

                        Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

                        Classified Board

A classified board is one where the directors are divided into classes with overlapping terms.  A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

                        Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.
Factors taken into consideration include:

            Future use of additional shares
-Stock split
-Stock option or other executive compensation plan
-Finance growth of company/strengthen balance sheet
-Aid in restructuring
-Improve credit rating
-Implement a poison pill or other takeover defense
            Amount of stock currently authorized but not yet issued or reserved for stock option plans

Appendix B

Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

                        Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

                        Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board.  When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis.  While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

                        Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Appendix B

                        Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions.  However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

                        Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive.  Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

                        Golden Parachutes

Golden  parachutes  are  severance payments  to  top executives  who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes.  Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation

                           Anti-Greenmail Proposals

We do not support greenmail.  An offer extended to one shareholder should be extended to all shareholders equally across the board.

Appendix B

                        Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

                        Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that.  Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

                        Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis.  According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price.  We may take into consideration the long term interests of the shareholders.

                        Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients.  As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable.  Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

                        Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

Appendix B

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients.  It is not our duty to impose our social judgment on others.

                        Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes.  Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis.  Our decision will be based on the following:

State of Incorporation
Management history of responsiveness to shareholders
Other mitigating factors

                        Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

                        Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

                        Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

Dilution of voting power or earnings per share by more than 10%. Kind of stock to be awarded, to whom, when and how much. Method of payment.

Appendix B

Amount of stock already authorized but not yet issued under existing stock plans. The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements.  Supermajority requirements often exceed the average level of shareholder participation.  We support proposals’ approvals by a simple majority of the shares voting.

                        Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

                        Say on Pay and Say When on Pay

We will generally abstain from advisory votes on executive compensation (Say on Pay) and will also abstain from advisory votes on the frequency of voting on executive compensation (Say When on Pay) and will also abstain on advisory votes relating to extraordinary transaction executive compensation (Say on Golden Parachutes). In those instances when we believe that it is in our clients’ best interest, we may cast a vote for or against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Appendix B

Good Hill Partners LP

Proxy Voting Policy

Primarily, Good Hill offers investment advice on fixed income securities, including, but not limited to, asset-backed securities (“ABS”), mortgage-backed securities (“MBS”), residential mortgage-backed securities (“RMBS”) commercial mortgage-backed securities (“CMBS”), corporate bonds and loans, municipal bonds and on credit default swaps (“CDS”) and total return swaps (“TRS”). To a lesser extent, and for hedging purposes, Good Hill also offers advice on both exchange traded and over-the-counter equity securities, commercial paper, United States government securities, and options contracts. Typically, Good Hill does not manage securities that require voting proxies on behalf of clients.

The Proxy Voting Policy applies to securities where Good Hill could pursue other investment strategies or obtain public equity securities as a result of a “restructuring” and have the authority to vote proxies and respond to all corporate actions for securities held in Good Hill’s client accounts. In the event that Good Hill provides investment advisory services where the securities held require a proxy vote or holds equity securities positions that require a proxy vote, Good Hill shall exercise such voting  rights and  monitor such corporate actions  in accordance with the terms of the client contacts and Good Hill Policies and Procedures for Voting Proxies for Clients (the “Proxy Voting Procedures”), pursuant to Rule 206(4)-6 under the Advisers Act1, which is attached hereto as Appendix H.

_________________________________________
1 Rule 206(4)-6 of Advisers Act requires a registered investment adviser who exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures designed to ensure that the adviser votes proxies in the best interest of its clients; (ii) describe its proxy voting procedures to clients and provide copies of such procedures on request; and (iii) disclose to clients how they may obtain information on how the adviser voted their proxies.  An adviser’s proxy voting policy should also include procedures for the resolution of material conflicts of interest with its clients. Additionally, Rule 204-2 of the Advisers Act requires advisers to retain: (i) their proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of written client requests for proxy voting information; (iv) records of votes cast on behalf of clients; and (v) any documents prepared by the adviser that were material to making a decision on how to vote or memorialized the basis of such decision.

Appendix B

APPENDIX H

GOOD HILL PARTNERS LP

POLICIES AND PROCEDURES FOR VOTING PROXIES FOR CLIENTS

Good Hill Partners LP (“Good Hill”) has a responsibility to analyze the issues connected with shareholder votes, evaluate the probable impact on corporate operations and vote proxies in what it views to be the best interests of its clients. This duty arises from the fact that an investment adviser’s proxy votes can affect the outcome of a shareholder vote and, consequently, the value of the securities held by its clients. Therefore, in accordance with the requirements of Rule 206(4)–6 of the Investment Advisers Act of 1940, as Amended (the “Advisers Act”) and the general fiduciary responsibilities associated with acting in the capacity of investment adviser, Good Hill has adopted these Proxy Policies and Procedures.

VOTING PROCEDURES

Authority to Vote. In cases where Good Hill has accepted or is legally obligated to vote proxies on behalf of a client, Good Hill will vote proxies consistent with Rule 206(4)-6 of the Advisers Act and its fiduciary duties as an investment adviser.

Conflicts of Interest. The Chief Compliance Officer with the assistance of the Chief Operating Officer is responsible for determining whether Good Hill has a conflict of interest which would affect the proxies being voted. If a conflict is found to exist, Good Hill will not vote the proxies and will refer the matter to its clients and recommend that they vote the proxies themselves. However, given the lack of affiliations, it is expected that the majority of all proxies will be voted by Good Hill.

What constitutes a conflict of interest for proxy-voting purposes will be determined by the Chief Compliance Officer.  The Chief Compliance Officer will deem a conflict to exist whenever Good Hill or its affiliates have a personal or business interest in the outcome of a particular matter before shareholders. A conflict would arise, for example, in any case  where Good Hill or  any of  its  affiliates had a business or  financial relationship with a company whose management or shareholders were soliciting proxies. Another example of a conflict of interest would be where principal officers of Good Hill or its affiliates were related to an incumbent director or a candidate seeking a seat on the board. Putative conflicts deemed by the Chief Compliance Officer to be immaterial to a shareholder vote will not disable Good Hill from voting proxies.

The Chief Compliance Officer will presume the existence of a conflict of interest for proxy-voting purposes whenever:

•    a current client is affiliated with a company soliciting proxies and has communicated its view to Good Hill on an impending proxy vote; or

Appendix B

•    Good Hill or any one if its affiliates has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or

•    a third-party with an interest in the outcome of a shareholder vote has attempted to influence Good Hill or any of its affiliates.

Client Elections. Assuming no conflict of interest exists, if a client who has authorized Good Hill to vote proxies on its behalf nevertheless instructs Good Hill to vote its proxy in a fashion different from Good Hill’s recommendation with respect to such vote, Good Hill will vote the proxy in accordance with the client’s written instructions.

Record-Keeping.  Good Hill will, for a period of at least five years, maintain or have ready access to the following documents:

•    a copy of the current Proxy Policies and Procedures.

•    a copy of each proxy statement received regarding securities held on behalf of its clients (which may be obtained from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system).

•    a record of each vote cast on behalf of clients.

•    a copy of any document created by Good Hill that was material to a proxy vote on behalf of clients.

•    a copy of each written request received from a client as to how Good Hill voted proxies on its behalf and a copy of any written response from Good Hill to any oral or written client request for information as to how Good Hill voted proxies on its behalf and a copy of any written response from Good Hill to any oral or written client request for information as to how Good Hill voted proxies on its behalf.

Disclosure to Clients. Good Hill will include a summary of its Proxy Policies and Procedures in Part 2A of Good Hill Form ADV. A copy of the Proxy Policies and Procedures will also be made available to any client upon request. All clients will be provided with a contact at Good Hill from whom they may obtain the proxy-voting records with respect to the securities held in their accounts.

Appendix B

PROXY VOTING POLICY AND PROCEDURES

Revised December 2017

POLICY STATEMENT

Introduction - This document sets forth the policies and procedures of Levin Capital Strategies, L.P. (“LCS” or “Adviser”) for voting proxies with respect to securities held in the accounts of clients for whom LCS provides discretionary investment management services and for whom LCS has been granted the authority to vote proxies. LCS's proxy voting policy and general guidelines (the "Proxy Policy") will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

LCS will vote proxies as part of its authority to manage, acquire, and/or dispose of account assets. LCS will not vote proxies if the client, or in the case of an account governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the "named fiduciary," has explicitly reserved the authority for itself. When voting proxies for client accounts, LCS's primary objective is to make voting decisions in the best interests of the clients (including the plan beneficiaries and participants of ERISA clients). In fulfilling its obligations to clients, LCS will act in a manner deemed to be prudent and diligent and in a manner which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide LCS with a statement of proxy voting policy. In these situations, LCS generally seeks to comply with the client’s or its fiduciary policy to the extent in the case of ERISA clients it would not be inconsistent with ERISA.

Department of Labor - With respect to the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and that non-routine issues must be addressed by consistent criteria. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer's proxy ballot and having a method to track recurring and non-routine issues are an important part of the process.

Proxy Governance – Broadridge Financial Solutions, Inc. ("BFS") has been retained by LCS to provide research, vote execution, reporting, and record keeping services. BFS has in turn contracted with Glass Lewis & Co. ("GL") for GL's proxy research services.  LCS will generally follow GL proxy voting recommendations unless LCS believes it is in the best interest of LCS’s clients to vote differently. This service provider may be replaced at any time by another third-party proxy voting service.

Voting Proxies for Foreign Companies – LCS primarily invests client assets in United States issuers, however, from time to time LCS may invest outside of the United States. While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that may have a detrimental effect on LCS' ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner's ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate LCS' voting instructions.

While GL has been retained to provide assistance to LCS in voting our clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, LCS may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit LCS believes its clients will derive by voting on the company's proposal, LCS may decide not to attempt to vote at the meeting. LCS will usually not vote those proxies

Appendix B

where “Share blocking” and/or registration of shares are a requirement to vote the shares. LCS believes this requirement could become a material impediment if in LCS’ opinion, the shares need to be sold.

GENERAL PROXY VOTING GUIDELINES
It is the policy LCS in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients.

LCS will utilize the proxy voting guidelines set forth by GL as outlined in their yearly guidelines with respect to a wide range of matters. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. LCS's policies (as set forth below) do not follow the GL guidelines in all respects, and LCS may vote in a manner on a case by case basis that is contrary to the following general guidelines if it believes that such vote would be in the best interests of LCS's clients. However, if a client has their own proxy voting guidelines, we will adhere to their policy and vote the proxy as set forth by the client absent ERISA restrictions.

While GL has been retained to assist LCS in voting its clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical issues. Additionally, LCS may conduct a cost- benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit LCS believes its clients will derive by voting on the company's proposal, LCS may decide not to attempt to vote at the meeting.

LCS will follow GL’s Policy and Analysis methodology and voting recommendation. LCS has elected to use GL’s “management bias” proxy voting approach. Please refer to the attached document for additional information which is a concise summary of GL's proxy voting guidelines employed by LCS. LCS at is discretion may vote differently than GL’s recommendation. Whenever this occurs, LCS will document for our files explaining the reason LCS is voting the shares accordingly.  If GL does not have a recommendation or holdings are only related to Levin Family related accounts, LCS will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, LCS may refrain from voting proxies where LCS believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to the Funds and Managed Accounts.

GUIDELINES WITH REGARD TO ALTERNATIVE INVESTMENT STRATEGIES
Certain accounts, including affiliated investment vehicles, managed by LCS under alternative investment strategies may make investments with short-term investment horizons, which are transaction specific or are otherwise event driven. For this reason, the application of the above guidelines, which are geared towards achieving what is in the long-term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of LCS responsible for making proxy voting decisions with regard to such accounts may evaluate certain proposals on an individual basis and may depart from the general guidelines described above in voting on such proposals to best serve the financial interests of the clients of the strategy. As a result, LCS may from time to time cast different votes for different clients with regard to the same proposal. In the case of conflicts of interest, however, the procedures outlined below under "Conflicts of Interest" will be followed with regard to all accounts of LCS.

CONFLICTS OF INTEREST
LCS is sensitive to conflicts of interest that may arise in the proxy decision-making process. Whenever a Portfolio Manager or Research Analyst recommends LCS vote differently than what GL recommends, a determination must be made to determine if any conflicts of interests exist.  For example, conflicts of interest may arise when:

Appendix B

»	Proxy votes are solicited by an issuer who has an account relationship with LCS;
»	Proxy votes are solicited by an issuer that has a material business relationship with LCS;
»	A proponent of a proxy proposal has a business relationship with LCS (e.g., a pension fund or an employee group for which LCS manages money);
»	LCS has material business relationships with participants in proxy contests, corporate directors, or candidates; or
»	An employee of LCS may have a personal interest in the outcome of a particular matter.

These items are only examples; additional conflicts of interest may arise from time to time.  All employees of LCS are required to communicate any potential conflicts of interest with the Compliance Department immediately.

It is the Firm's policy to seek to resolve all conflicts of interest in the clients' best interests. In order to ensure an unbiased decision on matters of conflict in situations LCS will vote in accordance with recommendations provided by GL; provided, however, that a portfolio manager with regard to an investment strategy may seek approval from the Compliance Department to vote differently from such recommendation if the manager believes that there is compelling evidence that voting differently would be in the best interests of the client.
In situations where a client of the Firm requests  to direct their vote, the client's instructions will supersede all other policies absent ERISA exceptions. In situations where a client of LCS may have a relationship with an issuer or the proponent of a proposal, LCS may take such fact into votes on behalf of other clients.

PROCEDURES FOR ASSESSING MATERIALITY OF CONFLICTS OF INTEREST AND FOR ADDRESSING MATERIAL CONFLICTS OF INTEREST

LCS shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of The President, CEO, COO, CCO, and the Head Trader. The Proxy voting committee shall meet as needed with no determined schedule.

All conflicts of interest identified pursuant to the procedures outlined in this Policy and Procedures must be brought to the attention of the Proxy Voting Committee. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, LCS’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. LCS Compliance Department shall maintain a written record of all determinations made by the Proxy Voting Committee.

If it is determined by the Proxy Voting Committee that a conflict of interest is not material, LCS may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.  Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc... Such methods may include:

1.            In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

2.            Such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc..*

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that LCS’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

Appendix B

LCS Compliance shall maintain a written record of the method used to resolve a material conflict of interest, and the recommendation on how the proxy should be voted.

OPERATING PROCEDURES

Once LCS has determined that it has the responsibility for voting a client's proxies, LCS must vote the appropriate number of shares it is entitled to vote and maintain records indicating the manner in which it exercised its voting authority. In this regard, the following procedures are intended to ensure that LCS satisfies its proxy voting obligations:

1.	The LCS Operations Department (the "Operations Department") is responsible for identifying the clients for whom LCS is required to vote proxies.

2.
LCS utilizes BFS to tabulate and record proxies voted on behalf of its clients. The Operations Department will notify BFS of all new client accounts that have delegated proxy voting authorization to LCS. In addition, the Operations Department will notify any changes to existing client accounts. The Operations Department will maintain the required records which detail the manner in which client proxies have been voted.

3.
The Portfolio Managers/Research Analysts may from time to time review certain proxy voting recommendations, and as part of their review the Portfolio Manager/Research Analyst will be given GL’s research materials to help aid in their decision making process. After their review has been completed and if the Portfolio Manager/Research Analyst does not agree with GL’s recommendation, the Portfolio Manager/Research Analyst should submit comments why LCS should not vote in agreement with PCI’s recommendation. These comments will then be recorded BFS ProxyEdge voting system for future reference.

4.
If the Portfolio Managers/Research Analyst chooses to vote contrary to the GL recommendation, and after receiving approval from the Proxy Committee (only if to meet regarding a conflict of interest situation), the Operations Department will override the GL recommendation in the BFS ProxyEdge system and enter the voting rationale provided by the Portfolio Managers/Research Analyst in the notes section on BFS ProxyEdge.

5.	The LCS CCO shall review any instructions provided by the portfolio managers that differ from GL to insure that such instructions comply with LCS' proxy voting guidelines.

6.	All documentation relating to proxy voting shall be maintained by the Operations Department for a period of no less than six years.

7.	The Operations Department will be responsible for responding to client requests for a proxy voting records that identifies the manner in which LCS voted such clients' proxies.

8.	The Operations Department will be responsible for maintaining all client requests for proxy voting records and/or policies for a period of no less than six years.

Public Proxy Policy Statement

The following is LCS’ public proxy voting policy that must be sent to those clients or potential clients upon request:
The Securities and Exchange Commission adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, which requires registered investment advisers that exercise voting authority over client securities to implement proxy voting policies. In compliance with such rules, LCS has adopted proxy voting policies

Appendix B

and procedures (the “Policies”). The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of the Funds and Managed Accounts, as determined by LCS in its discretion. Generally, LCS will utilize the proxy voting guidelines set forth by Glass Lewis and Co. (“GL”) with respect to a wide range of matters with  a bias favoring management. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. LCS may vote certain proxies on a case by case basis contrary to GL proxy voting guidelines if LCS believes that such vote would be in the best interest of LCS’s clients. If such action is undertaken by LCS, we will usually vote with management’s recommendation. If GL does not have a recommendation, LCS is unable to obtain a voting recommendation from GL for any reason, or holdings are only related to Levin Family related accounts, LCS will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, LCS may refrain from voting proxies where LCS believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to the Funds and Managed Accounts. A copy of the Policies and the proxy voting record relating to a client or investor in their respective Fund may be obtained by contacting LCS at the address or telephone number listed on the first page of this document.
Any questions regarding our policy statement should be directed to the Compliance Department.

Appendix B

PORTLAND HILL ASSET MANAGEMENT LIMITED PROXY VOTING POLICY AND PROCEDURES

Adopted 29 June 2015

I.            STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Portland Hill Asset Management Limited (the “Adviser”) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.            PROXY VOTING PROCEDURES

All proxies received by the Adviser will be sent to the Compliance Officer. The Compliance Officer will:

•              Keep a record of each proxy received;

•              Forward the proxy to the portfolio manager or other person who makes the voting decision in the firm (hereafter referred to as “x”)];

•              Determine which accounts managed by the Adviser hold the security to which the proxy relates; and

•              Provide the [_x_] with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

•         Absent material conflicts (see Section IV below), the [_x] will determine how the Adviser should vote the proxy. The [_x] will send its decision on how the Adviser will vote a proxy to the Compliance Officer who is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

•              The Adviser may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

•              Perform reconciliations to ensure that all proxies are voted (e.g., reconcile the list of clients for which the Adviser has proxy voting obligations against a list of votes cast by the Adviser or by the Proxy Voting Service for clients) or that the Adviser has determined that not voting for a particular client is appropriate.

III.           VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

•              Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Appendix B

•              Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

•              For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

•              whether the proposal was recommended by management and the Adviser’s opinion of management;

•              whether the proposal acts to entrench existing management; and

•              whether the proposal fairly compensates management for past and future performance.

IV.          CONFLICTS OF INTEREST

1.           The Compliance Officer will identify any conflicts that exist between the interests of the Adviser and its clients. This examination will seek to include a review of the relationship of the Adviser and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or a client of the Adviser.

2.            If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. The Adviser will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of an ERISA client, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA client the opportunity to vote the proxies itself. Absent the client reserving voting rights, the Adviser will vote the proxies solely in accordance with the policies outlined in Section III, “Voting Guidelines” above.

V.          DISCLOSURE

1.           The Adviser will disclose in its Form ADV Part 2 that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer (or when relevant a Supervised Person) will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon; and (c) how the Adviser voted the client’s proxy.

2.           A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated. The Compliance Officer (or when relevant a Supervised Person) will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Adviser’s Form ADV Part 2A) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

Appendix B

VI.          RECORDKEEPING

The Compliance Officer (or when relevant a Supervised Person) will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

•              Copies of this proxy voting policy and procedures, and any amendments thereto.

•              A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.1

•              A record of each vote that the Adviser casts.2

•              A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

•              A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

_______________________________________
1 The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that the third party undertakes to provide a copy of the proxy statements promptly upon request).

2 The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

Appendix B

POLICY REGARDING PROXY VOTING

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which Sound Point has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted with respect to their securities. Sound Point is committed to implementing policies and procedures that conform to the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate Sound Point’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

Proxy Voting Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises its authority to vote Client Proxies to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes Client Proxies in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted their proxies.

Sound Point generally has proxy voting authority over securities held in Client accounts for which it has discretionary investment management responsibility. Proxy voting, however, is not an integral component of Sound Point’s investment strategy, which focuses primarily on investments and trading in fixed income, credit and credit-linked securities (collectively referred to herein as “credit positions”). These types of securities do not typically convey voting rights to the holder. To the extent Clients holds equity securities, it will generally be for the purpose of hedging credit positions or for short-term trading strategies. In the absence of a specific duty, if Sound Point does not believe the exercise of a proxy vote right will have a material economic impact on the client account, Sound Point may not exercise its voting authority with respect to a proxy. In addition, Sound Point may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy.

Appendix B

These policies and procedures do not mandate that Sound Point vote every Client Proxy that it receives. There may be circumstances when refraining from voting a proxy is in a Client’s best interest, such as when and if Sound Point determines that the cost of voting the proxy exceeds the expected benefit to the Client. Further, Sound Point will not vote proxies for which a Client has not delegated voting authority to Sound Point. Sound Point shall vote all proxies related to Client Accounts where such account has mandated such practice (e.g. 40 Act Clients, Client accounts that specifically instructed Sound Point to vote proxies). With respect to ERISA clients, Sound Point will act prudently and solely in the interest of the participants and beneficiaries of such ERISA client.

Proxy Voting Procedures

Procedures

The CCO or his designee is responsible for determining whether a particular proxy vote may have a material economic impact on an underlying Client position or trading strategy and, if so, instructing the custodian to act in the manner which the CCO believes will increase the value of the underlying credit position or short-term trading strategy. In make any such determination, the CCO shall consider any potential conflicts of interest which may exist and shall at all times act in the manner in which he believes will further the economic interests of the clients. The CCO shall document the rationale for any decision to vote or not to vote a proxy.

Sound Point has retained BroadRidge/ProxyEdge to assist it in coordinating and voting Client Proxies. The CCO or his designee will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained.

Any employee, officer or director of Sound Point receiving an inquiry directly from a company holding a proxy contest must promptly notify the CCO.

Conflicts of Interest

Sound Point will not put its own interests ahead of a Client’s interest at any time, and will resolve any potential conflicts between its interests and those of its Clients in favor of its Clients. The CCO will be primarily responsible for determining whether a conflict of interest exists in connection with any Client Proxy vote. The CCO will presume a conflict of interest to exist whenever Sound Point or any partner, member, affiliate, subsidiary or employee of Sound Point has a personal or business interest in the outcome of a particular matter before shareholders.

Limitations on Proxy Voting

Sound Point will not be obliged to vote a Client Proxy if Sound Point reasonably determines that the cost of voting such Securities would exceed the expected benefit to the Client.

Disclosure to Clients
Form ADV Disclosure

Appendix B

Sound Point will disclose in Part 2A of its Form ADV that Clients may contact the CCO during regular business hours, via email or telephone, to obtain information on how Sound Point voted such Client’s proxies for the past 5 years. The summary of this Policy included in Sound Point’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to the proxy voting policy outside of the annual update is voluntary. However, Sound Point will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

Client Requests for Information

Clients and Private Fund Investors may request a copy of this Policy and/or information about how Sound Point has voted securities in their behalf (or, with respect to a Private Fund) account by contacting Sound Point. Sound Point will not disclose proxy votes made on behalf of a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that Sound Point may serve as sub-adviser to another adviser to a client, Sound Point will be deemed to be authorized to provide proxy voting records on such Accounts to such other adviser.

Recordkeeping

In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, Sound Point will, for a period of at least 5 years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of Sound Point:

(i)	a copy of this Policy;

(ii)	a copy of each proxy statement received by Sound Point regarding Securities held on behalf of its Clients;

(iii)	a record of each vote cast by Sound Point on behalf of its Clients;

(iv)	a copy of any documents prepared by Sound Point that were material to making a decision how to vote, or that memorialized the basis for such decision; and

(v)
a copy of each written request received from a Client as to how Sound Point voted proxies on its behalf, and a copy of any written response from Sound Point to any (written or oral) Client request for information on how Sound Point voted proxies on its behalf.

To fulfill some of these recordkeeping requirements, Sound Point may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a

Appendix B

proxy voting service or other third-party, provided that Sound Point has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.

Additionally Sound Point shall collect proxy information necessary for the preparation and filing of any required forms, such as Form N-PX.

Sound Point will retain each of the records listed above in accordance with Sound Point’s Policy Regarding Recordkeeping.

Appendix B

TPH Asset Management, LP
Proxy Voting Policies and Procedures
The Firm recognizes that the act of managing assets of Clients, including the Funds, consisting of common stock can include the voting of proxies related to the stock. Each Client can either: (i) delegate the power to vote proxies to the Firm; or (ii) retain the authority to vote his or her proxy. Where a Client has delegated the power to vote proxies in his or her account, the Firm will vote the proxies in a manner that is in the best interests of the Client. When the Firm has such responsibility, it will follow the Proxy
Voting Policies and Procedures.

Proxy Voting Responsibility
At the inception of each Client relationship, the Firm shall require the Client to indicate whether the Client or the Firm is responsible for voting proxies in one or more of the following documents:
• Client’s investment advisory contract;
• Fund investment management agreement; or
• Separate agreement between Client and the Firm authorizing the Firm to vote Client’s proxies.

Client Responsibility to Vote Proxies
If the Firm receives proxies related to a Client’s securities and the Firm is not responsible for voting such proxies, the Firm shall make arrangements with the Client’s custodian or take such other steps to ensure that the Client timely receives such proxies.

Firm Responsibility to Vote Proxies
Unless the power to vote proxies for a Client is reserved to that Client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), the Firm is responsible for voting the proxies related to that account.

Proxy Voting Responsibility Monitoring
The Director of Operations shall maintain a log or otherwise create a record that lists those Clients where the Firm exercises proxy voting authority and those Clients where the Firm does not have such authority.

Third Party Proxy Advisory Firm Advice
When the Firm retains a third-party proxy advisory firm to assist it in voting proxies received from issuers for securities owned by Clients or the Funds, it shall:
• recognize the Firm’s fiduciary duty that recommendations from the proxy advisory firm do not eliminate the Firm’s fiduciary duty to vote proxies in a manner that is in the best interest of its Clients;
• exercise its independent judgment when deciding how to vote a proxy, while taking into account any recommendations from proxy advisory firms;
• periodically review internal guidelines published by proxy advisory firms to verify that such firms are following their guidelines, including how such firms address conflicts of interest;
• periodically review reports prepared by proxy advisory firms for accuracy; and
• periodically review how it has voted Client proxies and compare how Client proxies were voted to the recommendations of proxy advisory firms that it utilizes.

Appendix B

Proxy Voting Guidelines
The Firm shall vote proxies related to securities held by any Client in a manner solely in the best interests of the Client. The Firm shall consider only those factors that relate to the Client’s investment, including how its vote will economically impact and affect the value of the Client’s investment. Proxy votes will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, and maintain or increase the rights of shareholders. Proxy votes will be cast against proposals having the opposite effect. In voting on each and every issue, the Firm shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

The Firm utilizes ISS for proxy voting guidance and services. The current ISS proxy voting guidelines are housed on the Employee Portal. From time to time the Firm may adopt more specific voting guidelines which shall be maintained as a separate policy.  Upon request, the Firm shall provide Clients with a concise summary of the Firm’s proxy voting process, and provide Clients with a copy of these Proxy Voting Policies and Procedures, and state how they can obtain information from the Firm regarding how their securities were voted.

Proxy Voting Conflicts of Interest
The Firm recognizes that conflicts between itself and Clients may arise in voting the proxies of public companies and that these conflicts must be addressed. The Compliance Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Where appropriate, the Firm will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the Clients’ best interest and is not the product of the conflict:

1. provide the Client with sufficient information regarding the shareholder vote and the Firm’s potential conflict and obtain the Client’s consent before voting;
2. vote securities based on a pre-determined voting policy set forth herein;
3. vote Client securities based upon the recommendations of an independent third party; or
4. request the Client to engage another party to determine how the proxies should be voted.

NEUBERGER BERMAN ALTERNATIVE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2018

Fund	Institutional Class	Class A	Class C	Class R6
Neuberger Berman Hedged Option Premium Strategy Fund	NHOIX	NHOAX	NHOCX	NHORX
Neuberger Berman Long Short Fund	NLSIX	NLSAX	NLSCX	--
Neuberger Berman Long Short Credit Fund	NLNIX	NLNAX	NLNCX	NRLNX
Neuberger Berman Multi-Asset Income Fund	NANIX	NANAX	NANCX	NRANX
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund	NUPIX	NUPAX	NUPCX	NUPRX

1290 Avenue of the Americas, New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com

Neuberger Berman Hedged Option Premium Strategy Fund,  Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund,  Neuberger Berman Multi-Asset Income Fund,  and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (each a “Fund,” and collectively, the “Funds”) are mutual funds that offer shares pursuant to prospectuses dated February 28, 2018.
The prospectus and summary prospectus (together, the “Prospectus”) for your share class provide more information about your Fund that you should know before investing. You can get a free copy of the Prospectus, annual report and/or semi-annual report for your share class from Neuberger Berman Investment Advisers LLC (“NBIA” or the “Manager”), 1290 Avenue of the Americas, New York, NY 10104, or by calling the appropriate number listed above for your share class. You should read the Prospectus for your share class and consider the investment objective, risks, and fees and expenses of your Fund carefully before investing.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for your share class.  This SAI is not an offer to sell any shares of any class of the Funds.  A written offer can be made only by a Prospectus.

Each Fund’s financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Fund’s annual report to shareholders into (and are therefore legally part of) this SAI.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.

Page

INVESTMENT INFORMATION	1
Investment Policies and Limitations	1
Cash Management and Temporary Defensive Positions	5
Additional Investment Information	5

PERFORMANCE INFORMATION	80

TRUSTEES AND OFFICERS	81
Information about the Board of Trustees	81
Information about the Officers of the Trust	87

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	98
Investment Manager and Administrator	98
Management and Administration Fees	101
Contractual Expense Limitations	103
Advisory Fee Waiver	106
Portfolio Manager Information	106
Other Investment Companies or Accounts Managed	111
Codes of Ethics	112
Management and Control of NBIA	112

DISTRIBUTION ARRANGEMENTS	113
Distributor	113
Additional Payments to Financial Intermediaries	116
Distribution Plan (Class A Only)	118
Distribution Plan (Class C Only)	119
Distribution Plan (Class A and Class C)	119

ADDITIONAL PURCHASE INFORMATION	120
Share Prices and Net Asset Value	120
Subscriptions in Kind	123
Financial Intermediaries	123
Automatic Investing and Dollar Cost Averaging	123
Sales Charges	123
ADDITIONAL EXCHANGE INFORMATION	124

ADDITIONAL REDEMPTION INFORMATION	125
Suspension of Redemptions	125
Redemptions in Kind	125

CONVERSION INFORMATION	125

DIVIDENDS AND OTHER DISTRIBUTIONS	126

ADDITIONAL TAX INFORMATION	127
Taxation of the Funds	127
Taxation of the Funds’ Shareholders	134
Special Tax Considerations Pertaining to Funds of Funds	137

FUND TRANSACTIONS	138
Portfolio Turnover	143
Proxy Voting	144

PORTFOLIO HOLDINGS DISCLOSURE	145
Portfolio Holdings Disclosure Policy	145
Selective Disclosure Procedures	145
Portfolio Holdings Approved Recipients	146

REPORTS TO SHAREHOLDERS	147

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	148

CUSTODIAN AND TRANSFER AGENT	148

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS	149

LEGAL COUNSEL	149

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	149

REGISTRATION STATEMENT	158

FINANCIAL STATEMENTS	160

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS	A-1

INVESTMENT INFORMATION

Each Fund is a separate operating series of Neuberger Berman Alternative Funds (“Trust”), a Delaware statutory trust since February 15, 2005, that is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.

Neuberger Berman Hedged Option Premium Strategy Fund commenced operations on April 12, 2017. Neuberger Berman Long Short Fund commenced operations on December 28, 2011. Neuberger Berman Long Short Credit Fund commenced operations on June 29, 2015. Neuberger Berman Multi-Asset Income Fund commenced operations on March 27, 2015. Neuberger Berman U.S. Equity Index PutWrite Strategy Fund commenced operations on September 16, 2016.

The following information supplements the discussion of the Funds’ investment objectives, policies, and limitations in the Prospectuses. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental.

Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

                (1)    67% of the units of beneficial interest (“shares”) of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or

                (2)    a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

The policy of a Fund permitting it to operate as a non-diversified investment company under the 1940 Act may change by operation of law. Specifically, Rule 13a-1 under the 1940 Act provides in effect that, if a fund’s investment portfolio actually meets the standards of a diversified fund for three consecutive years, the fund’s status will change to that of a diversified fund. By operation of law, Neuberger Berman Long Short Fund currently operates as a diversified investment company.  Each of Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund operates as a diversified investment company.

Investment Policies and Limitations

Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on illiquid securities, the Manager will take appropriate steps to reduce the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:

1. Borrowing.  No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2. Commodities. No Fund may purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.

3. Diversification (Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund). No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”) or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. Industry Concentration.  No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Lending (Neuberger Berman Long Short Fund). No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.

Lending. (Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund).  No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of all or a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.
6. Real Estate.  No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

7. Senior Securities.  No Fund may issue senior securities, except as permitted under the 1940 Act.

8. Underwriting.  No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

Each Fund has the following additional fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open‑end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

For purposes of the investment limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.  Also, this limitation does not prohibit the Funds from purchasing securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, derivative instruments, or from purchasing physical commodities.

For purposes of a Fund’s industry concentration policy, that Fund will not exclude securities the interest on which is exempt from federal income tax (“tax-exempt securities”) that are issued by municipalities to finance non-governmental projects, such as hospitals (i.e., private activity bonds (“PABs”)), from the industry concentration policy.

With respect to the fundamental policy relating to industry concentration, the policy will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry.

For purposes of the investment limitation on concentration in a particular industry, industry classifications are determined for each Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard

The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:

1. Lending.  Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, no Fund may make any loans other than securities loans.

2. Margin Transactions.  No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin posted as collateral in connection with derivatives transactions and short sales shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

3. Illiquid Securities.  No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

4. Investments in Any One Issuer (Neuberger Berman Long Short Fund). At the close of each quarter of each Fund’s taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of the value of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer. These limitations do not apply to government securities, as defined for purposes of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”), or securities of another “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”).

Notwithstanding the foregoing investment limitation, by operation of law, Neuberger Berman Long Short Fund currently operates as a diversified investment company.

5. Investment by a Fund of Funds. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

6. Credit-Related Instruments (Neuberger Berman Long Short Credit Fund). The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of credit-related instruments. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders.

Senior Securities.  Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.  The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short sales, futures and options positions, forward contracts and when issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities in amounts deemed sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act. In addition, the non-fundamental policy on borrowing described above does not limit leverage stemming from investment instruments and techniques as to which the SEC or SEC staff has indicated they will not raise senior security concerns.

Cash Management and Temporary Defensive Positions

For temporary defensive purposes, or to manage cash pending investment or payout, each Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.  These investments may prevent the Fund from achieving its investment objective.

In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NBIA or an affiliate, under specified conditions.  Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or a Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee. A Fund may also invest in such instruments to increase liquidity or to provide collateral to be segregated.

Additional Investment Information

Unless otherwise indicated, the Funds may buy the types of securities and use the investment techniques described below, subject to any applicable investment policies and limitations. However, the Funds may not buy all of the types of securities or use all of the investment techniques described below.  Each Fund’s principal investment strategies and the principal risks of each Fund’s principal investment strategies are discussed in the Prospectuses.

In reliance on an SEC exemptive order, each Fund may invest in both affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”), (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act and the rules and regulations thereunder. When a Fund invests in underlying funds, it is indirectly exposed to the investment practices of the underlying funds and, therefore, is subject to all the risks associated with the practices of the underlying funds. This SAI is not an offer to sell shares of any underlying fund. Shares of an underlying fund are sold only through the currently effective prospectus for that underlying fund. Unless otherwise noted herein, the investment practices and associated risks detailed below also include those to which a Fund indirectly may be exposed through its investment in an underlying fund. Unless otherwise noted herein, any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund through its investments in underlying funds.

Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration). The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

A Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund.

Banking and Savings Institution Securities. These include certificates of deposit (“CDs”), time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which each Fund invests typically are not covered by deposit insurance.

A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

In response to the 2008 financial turmoil, the U.S. Government is taking a variety of measures to increase the regulation of depository institutions and their holding companies.  On July 21, 2010, the President signed into law the Dodd-Frank Wall Street Reform and Consumer

 Protection Act (the “Dodd-Frank Act”), which significantly impacts the financial services industry, including more stringent regulation of depository institutions and their holding companies.  Federal regulatory agencies are in the process of developing regulations to implement many of the Dodd-Frank Act’s provisions, so the full impact and compliance burden on the operations and profitability of depository institutions and their holding companies is not yet clear and will not likely be clear for years to come.  Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, depository institutions and their holding companies are likely to be subject to significantly increased regulatory and compliance obligations.  Accordingly, investments in bank paper may not yield expected returns because the increased regulation may significantly curtail the operations and profitability of depository institutions and their holding companies.

In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign banks and foreign branches of U.S. banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

Collateralized Loan Obligations. A Fund also may invest in collateralized loan obligations (“CLOs”), which are another type of asset-backed security.  A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield.  The most senior tranche has the best credit quality and the lowest yield compared to the other tranches.  The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults.  However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws.  Therefore, investments in CLOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act.  CLOs normally charge management fees and administrative expenses, which are in addition to those of a Fund.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which a Fund invests.  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and a Fund’s Prospectus (such as interest rate risk and credit risk), CLOs carry risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results.  In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments.  Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect a Fund against the risk of loss due to defaults on the collateral.  Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans.  Such CLOs entail the risks of derivative instruments described elsewhere in this SAI.

Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

Commodities Related Investments. Each Fund may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of the shares of which relates directly to the value of physical commodities held by such an entity.  As an investor in such an entity, a Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in physical commodities.  In addition, a Fund will not qualify as a RIC in any taxable year in which more than 10% of its gross income consists of “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.  A Fund’s investment in securities backed by, or in such entities that invest in, physical commodities would produce non-qualifying income, although investments in stock of a “controlled foreign corporation” that invests in physical commodities and annually distributes its net income and gains generally should not produce such income.  To remain within the 10% limitation, a Fund may need to hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so.  The availability of such measures does not guarantee that a Fund would be able to satisfy that limitation.

Exposure to physical commodities may subject a Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of a Fund’s other holdings, because these investments may not correlate with investments in traditional securities.  Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of a Fund’s shares to fall.  No active trading market may exist for certain commodities investments, which may impair the ability of a Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments.  Certain commodities are subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.  These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments.  Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Policies and Limitations.  For the Funds’ policies and limitations on commodities, see “Investment Policies and Limitations -- Commodities” above. In addition, a Fund does not intend to sell commodities related investments when doing so would cause it to fail to qualify as a RIC.

Contingent Convertible Securities. Contingent convertible securities (“CoCos”) are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. The unique equity conversion or principal write-down features of CoCos are tailored to the issuer and its regulatory requirements. CoCos typically will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. One type of CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum required by regulations. Because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields (or no yields at all) and conversion would worsen the investor’s standing in the case of an issuer’s insolvency. Another type of CoCo has characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, in the event that losses have eroded the issuer’s capital levels to below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. In addition, CoCos may have no stated maturity and may have fully discretionary coupons that can potentially be cancelled at the issuer’s discretion or may be prohibited by the relevant regulatory authority from being paid in order to help the issuer absorb losses.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock.  Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating.

A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities and other senior debt obligations of the issuer, but rank senior to common stock in a company’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities may be issued by smaller capitalization companies whose stock prices may be more volatile than larger capitalization companies. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objectives.

Direct Debt Instruments including Loans, Loan Assignments, and Loan Participations. Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.

Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.

Policies and Limitations. To the extent direct debt is deemed illiquid, purchases thereof will be subject to a Fund’s 15% limitation on investments in illiquid securities.

Loans, Loan Assignments, and Loan Participations.  Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Loan interests are a form of direct debt instrument in which a Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.  A Fund may invest in secured and unsecured loans.  Many banks have been weakened by the recent financial crisis, and it may be difficult for a Fund to obtain an accurate picture of a lending bank’s financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

Assignments. When a Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, a Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participation Interests.  A Fund’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan.  In purchasing participation interests, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.

In a participation interest, a Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower.  A Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, a Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, a Fund would not likely have any rights against the borrower directly.  In addition, a Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, a Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, a Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.

Creditworthiness.  A Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The Manager will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, a Fund assumes the credit risk of both the borrower and the participating lender.  If the participating lender fails to perform its obligations under the participation agreement, a Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, a Fund may be treated as a general creditor of that lender. As a general creditor, a Fund may not benefit from a right of set off that the lender has against the borrower. A Fund will acquire a participation interest only if the Manager determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

Ratings.  Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager.

Agents.  Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, a Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, a Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest.  A Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Collateral.  Although most of the loans in which each Fund invests are secured,  there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.   Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. In addition, if a secured loan is foreclosed, the Funds may bear the costs and liabilities associated with owning and disposing of the collateral.  The collateral may be difficult to sell and a Fund would bear the risk that the collateral may decline in value while the Fund is holding it. There is also a possibility that a Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.  In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent.

Some loans are unsecured.  If the borrower defaults on an unsecured loan, a Fund will be a general creditor and will not have rights to any specific assets of the borrower.

Liquidity. Loans are generally subject to legal or contractual restrictions on resale.  Loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for loan interests.

Prepayment Risk and Maturity.  Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require a Fund to replace an investment with a lower yielding security which may have an adverse affect on a Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate loans can be less sensitive to prepayment risk, but a Fund’s NAV may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

Restrictive Covenants.  A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

Fees and Expenses.  Purchasers and sellers of loans may pay certain fees, such as an assignment fee.  In addition, a Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees.

Available Information. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the Funds, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Leveraged Buy-Out Transactions.  Loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Junior Loans.  A Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to a Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.

Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. With the onset of the financial crisis in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.

Policies and Limitations. The Funds do not intend to invest in loan instruments that could require additional investments upon the borrower’s demand, but may invest in loans that require funding at a later date following the initial investment in the loan.

Each Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require a Fund to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, a Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.

For purposes of determining its dollar-weighted average maturity or duration, a Fund calculates the remaining maturity or duration of loans on the basis of the stated life and payment schedule.

Dollar Rolls.  In a “dollar roll,” a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which a Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. The Manager monitors the creditworthiness of counterparties to dollar rolls.

Policies and Limitations. Dollar rolls are considered borrowings for purposes of the Funds’ investment policies and limitations concerning borrowings.

Equity Securities. Equity securities in which a Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

To the extent a Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially.  Because some investors purchase equity securities with borrowed money, an increase in interest rates can cause a decline in equity prices. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect a Fund’s NAV per share, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

Fixed Income Securities. Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”).

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Odd lots may trade at lower prices than institutional round lots.

Call Risk. Some debt securities in which a Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, a Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, a Fund would have to reinvest the proceeds from the called security at the current, lower rates.

Ratings of Fixed Income Securities.  A Fund may purchase securities rated by S&P, Moody’s, Fitch, Inc. or any other nationally recognized statistical rating organization (“NRSRO”) (please see the Prospectuses for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they rate.  Although the Funds may rely on the ratings of any NRSRO, the Funds refer mainly to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. A Fund may also invest in unrated securities that have been determined by the Manager to be comparable in quality to the rated securities in which the Fund may permissibly invest.

High-quality debt securities. High-quality debt securities are securities that have received from at least one NRSRO, such as S&P, Moody’s or Fitch, Inc., a rating in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.

Investment Grade Debt Securities.  Investment grade debt securities are securities that have received, from at least one NRSRO that has rated it, a rating in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest rating category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade are often considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the risks described under “Lower-Rated Debt Securities” in this SAI.

Ratings Downgrades. Subsequent to a Fund’s purchase of debt securities, the rating of that issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by that Fund.

Duration and Maturity.  Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.

The Manager may utilize duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen a Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

A Fund may invest in securities of any maturity and does not have a target average duration.

Policies and Limitations.  There are no restrictions as to the amount of a Fund’s assets that may be invested in fixed income securities or the ratings of such securities each Fund may acquire or the portion of its assets each may invest in debt securities in a particular ratings category.

Foreign Securities.  A Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of the unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund’s rights as an investor.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

A Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States).  Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.  The inability of a Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

A Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. EDRs are receipts issued by a European bank evidencing its ownership of the underlying foreign securities and are often denominated in a foreign currency. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United

States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Policies and Limitations.  None of the Funds is restricted in the amount it may invest in foreign securities, including foreign securities denominated in any one foreign currency.

Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

In determining where an issuer of a security is based, the Manager may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with a Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and a Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Certain risk factors related to emerging market countries include:

Currency fluctuations.  A Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of a Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, a Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Forward Foreign Currency Transactions.”  After a Fund has distributed income, subsequent foreign currency losses may result in the Fund’s having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While a Fund will only invest in markets where these restrictions are considered acceptable by the Manager, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, a Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to a Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to a Fund, or a Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of a Fund’s investments.

Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause a Fund to suffer a loss. A Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to a Fund.

Investor information.  A Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, a Fund will not invest in such market or security.

Taxation.  Taxation of dividends received, and net capital gains realized, by non-residents on securities issued in emerging market countries varies among those countries and, in some cases, the applicable tax rate is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures than developed countries, and such laws and procedures may permit retroactive taxation so that a Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation.  A Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent securities.  Securities purchased by a Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.

Sovereign Government and Supranational Debt. Investments in debt securities issued by foreign governments and their political subdivisions or agencies (“Sovereign Debt”) involve special risks. Sovereign Debt is subject to risks in addition to those relating to non-U.S. investments generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and a fund may have limited legal recourse in the event of a default.  As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due.

Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country’s trading partners or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.

Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While NBIA endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

Sovereign Debt may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government Securities.

Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

Supranational entities may also issue debt securities.  A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.  Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Fund of Funds Structure.  Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder.  Pursuant to an exemptive order from the SEC, each Fund is permitted to invest in both affiliated and unaffiliated investment companies, including ETFs (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act subject to the terms and conditions of such order.  Even in the absence of an exemptive order, a Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as a

Fund, to invest in the ETF in excess of the limits described above.

The Manager may be deemed to have a conflict of interest when determining whether to invest or maintain a Fund’s assets in affiliated underlying funds.  The Manager would seek to mitigate this conflict of interest, however, by undertaking to waive a portion of a Fund’s advisory fee equal to the advisory fee it receives from affiliated underlying funds on the Fund’s assets invested in those affiliated underlying funds.  The Manager and its affiliates may derive indirect benefits such as increased assets under management from investing Fund assets in an affiliated underlying fund, which benefits would not be present if investments were made in unaffiliated underlying funds.  In addition, although the Manager will waive a portion of a Fund’s advisory fee (as previously described), the Fund will indirectly bear its pro rata share of an affiliated underlying fund’s other fees and expenses, and such fees and expenses may be paid to the Manager or its affiliates or a third party.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”). Financial Instruments are instruments whose value is dependent upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices.  As described below, Financial Instruments may be used for “hedging” purposes, meaning that they may be used in an effort to offset a decline in value in a Fund’s other investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors.  Financial Instruments may also be used for non-hedging purposes in an effort to implement a cash management strategy, to enhance income or gain, to manage or adjust the risk profile of a Fund or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas.

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity or a narrowly based equity index) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.

Futures Contracts and Options on Futures Contracts. A Fund may purchase and sell futures contracts (sometimes referred to as “futures”) and options thereon for hedging purposes (i.e., to attempt to offset against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to attempt to offset against changes in prevailing currency exchange rates) or non-hedging purposes.

A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument underlying the contract at a specified price at a specified future time.

The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if a Fund had purchased the underlying instrument directly. A Fund may purchase futures contracts to fix what the Manager believes to be a favorable price for securities the Fund intends to purchase. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if a Fund had sold the underlying instrument. A Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. In addition, a Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge to attempt to compensate for anticipated differences in volatility between positions a Fund may wish to hedge and the standardized futures contracts available to it, although this may not be successful in all cases.  Further, a loss incurred on a particular transaction being used as a hedge does not mean that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.

Certain futures, including index futures and futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument.  In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is extinguished by being closed out before the expiration of the contract. A futures position is closed out by buying (to close out an earlier sale) or selling (to close out an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying instrument or utilize the cash settlement process whenever it appears economically advantageous for it to do so.

Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits a Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. For example, (i) futures contracts on single stocks, interest rates and indices (including on narrow-based stock indices) and options thereon may be used as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon may be used as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by a Fund.

For purposes of managing cash flow, a Fund may use futures and options thereon to increase its exposure to the performance of a recognized securities index.

With respect to currency futures, a Fund may sell a currency futures contract or a call option thereon, or may purchase a put option on a currency futures contract, if the Manager anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If the Manager anticipates that exchange rates for a particular currency will rise, a Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. A Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

A Fund may invest in commodity-linked futures contracts. Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas City wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold, silver, platinum and palladium; and (6) softs, which includes cotton, coffee, sugar and cocoa. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity, less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (these benefits are sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate the Fund’s futures positions.  Initial margin is the margin deposit made by a Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level.  (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.)  However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which a Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of a Fund’s creditworthiness.  In computing its NAV, a Fund will mark to market the value of its open futures positions.  A Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, a Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls.

A Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the CFTC or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange’s clearing organization assumes the position of the counterparty in each transaction.   Thus, a Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction.  However, if a futures customer defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as a Fund — to meet the defaulting customer’s obligations.  This is sometimes referred to as “fellow customer risk.”  Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although a Fund believes that the use of futures contracts and options may benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Under certain circumstances, futures exchanges may limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit.  Daily limits govern only price movements during a particular trading day, however; they do not limit potential losses.  In fact, a daily limit may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses.  If this were to happen with respect to a position held by a Fund, it could (depending on the size of the position) have an adverse impact on the Fund’s NAV.  In addition, a Fund would continue to be subject to margin calls and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades.  A Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.

Call Options on Securities. A Fund may write (sell) call options and purchase call options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. When writing call options, Neuberger Berman Multi-Asset Income Fund writes only “covered” call options. A call option is “covered” if a Fund simultaneously holds an equivalent position in the security underlying the option. Portfolio securities on which a Fund may write and purchase call options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. A Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, a Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. A Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options), but is capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Long Short Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund may write covered and uncovered call options.  The writing of uncovered call options, at least theoretically, presents the potential for an unlimited loss, since it assumes the risk of a theoretically unlimited increase in the market price of the security underlying the option above the exercise price of the option. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligations and the necessary securities may be unavailable for purchase. In addition, the purchase of securities to satisfy the exercise of a call option can cause the price of the underlying securities to rise further, sometimes by a significant amount, thereby exacerbating the loss.

If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that a Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When a Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date.  A Fund generally would purchase a call option to offset a previously written call option or to protect itself against an increase in the price of a security it intends to purchase.

Put Options on Securities. A Fund may write (sell) and purchase put options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. Portfolio securities on which a Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When a Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. A Fund will receive a premium for writing a put option. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. A Fund generally would purchase a put option to protect itself against a decrease in the market value of a security it owns.

General Information About Options on Securities. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counterparty, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that a Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, a Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

The premium a Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium a Fund receives when it writes an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits a Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Policies and Limitations. The assets used as cover (or segregated) for illiquid OTC options written by a Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless such OTC options are sold to qualified dealers who agree that the Fund may repurchase such OTC options it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an illiquid OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices and Other Financial Indices. A Fund may write (sell) and purchase put and call options on securities indices and other financial indices for hedging or non-hedging purposes. In so doing, a Fund can pursue many of the same objectives it would pursue through the purchase and sale of options on individual securities or other instruments.

Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.

For purposes of managing cash flow, a Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.

Options on Foreign Currencies. A Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. A Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, a Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). A Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Forward Foreign Currency Transactions. A Fund may enter into contracts for the purchase or sale of a specific currency at a future date, which may be any fixed number of days in excess of two days from the date of the contract agreed upon by the parties, at a price set at the time of the contract (“forward currency contracts”) for hedging or non-hedging purposes. A Fund also may engage in foreign currency transactions on a spot basis (i.e., cash transaction that results in actual delivery within two days) at the spot rate prevailing in the foreign currency market.

A Fund may enter into forward currency contracts in an attempt to hedge against changes in prevailing currency exchange rates (i.e., as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies). A Fund may also enter into forward currency contracts to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by a Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, a Fund may enter into forward currency contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.  The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general increase or decrease in the value of the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would decline if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in the value of a hedge involving a forward currency contract to sell that foreign currency or a proxy-hedge involving a forward currency contract to sell a different foreign currency whose behavior is expected to resemble the behavior of the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or a proxy-hedge cannot protect against exchange rate risks perfectly and, if the Manager is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.  If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward currency contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward currency contracts may not be traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.

Forward currency contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis).  Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies.When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.  When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

Forward currency contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid.  NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount.  NDFs have a fixing date and a settlement (delivery) date.  The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they may be centrally cleared and a secondary market for them will exist.  With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.

A Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the securities are denominated.

Swap Agreements. A Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities, interest rates or indices of equity securities in which the Fund otherwise could not invest efficiently) or to help enhance the value of its portfolio. A Fund may also enter into other types of swap agreements, including total return swaps, asset swaps, currency swaps and credit default swaps, and may write (sell) and purchase options thereon for hedging and non-hedging purposes.

Swap agreements historically have been individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are currently traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, indices, or other financial or economic interests). The gross payments to be exchanged (or “swapped”) between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. A swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.  Swap agreements are subject to liquidity risk, meaning that a Fund may be unable to sell a swap agreement to a third party at a favorable price.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance. The risks of swap agreements depend upon a Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction.  For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect a Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), or require that a Fund support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. As discussed more fully below, regulations have been adopted by the CFTC and banking regulators that will require a Fund to post margin on OTC swaps, and these regulations are currently being phased in, and clearing organizations and exchanges will set minimum margin requirements for exchange-traded and cleared swaps.

In late October of 2015, the Federal Reserve, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Farm Credit Administration and the Federal Housing Financing Authority issued final rules that will require banks subject to their supervision to post and collect variation and initial margin in respect of their obligations arising under uncleared swap agreements.  The CFTC soon after issued similar rules that would apply to CFTC registered swap dealers and major swap participants that are not banks.  Such rules, which became effective on March 1, 2017, will generally require a Fund to segregate additional assets in order to meet the new variation margin requirements when they enter into uncleared swap agreements.  The European Supervisory Authorities (“ESA”), various national regulators in Europe, the Australian Securities & Investment Commission, the Japanese Financial Services Agency and the Canadian Office of the Superintendent of Financial Institutions adopted rules and regulations that are similar to that of the Federal Reserve.

Separately, the CFTC also provided no-action relief allowing investment advisers for registered investment companies and other institutional investors to apply a minimum transfer amount (“MTA”) of variation margin based upon the separately managed investment account or sleeve (“Sleeve”) that the adviser is responsible for, rather than having to calculate the MTA across all accounts of the investor. This relief is not time limited, and provides that the CFTC staff will not recommend an enforcement action against a swap dealer that does not comply with the MTA requirements in the CFTC’s regulations with respect to one or more swaps with any legal entity that is the owner of more than one Sleeve, subject to the following conditions: (1) any such swaps are entered into with the swap dealer by an asset manager on behalf of an Sleeve owned by the legal entity pursuant to authority granted under an investment management agreement; (2) the swaps of such Sleeve are subject to a master netting agreement that does not permit netting of initial or variation margin obligations across Sleeves of the legal entity that have swaps outstanding with the swap dealer; and (3) the swap dealer applies an MTA no greater than $50,000 to the initial and variation margin collection and posting obligations required of such Sleeve.

Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps, equity swaps, credit default swaps, commodity-linked swaps and contracts for differences.  A Fund may also write (sell) and purchase options on swaps (swaptions).

Interest Rate Swaps, Mortgage Swaps, and Interest Rate “Caps,” “Floors,” and “Collars.”  In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.  In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. An interest rate collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Among other techniques, a Fund may use interest rate swaps to offset declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If long-term interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. A Fund may also enter into constant maturity swaps, which are a variation of the typical interest rate swap. Constant maturity swaps are exposed to changes in long-term interest rate movements.

Total Return Swaps.  A Fund may enter into total return swaps (“TRS”) to obtain exposure to a security or market without owning or taking physical custody of such security or market.  A Fund may be either a total return receiver or a total return payer. Generally, the total return payer sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., the London Interbank Offered Rate, known as LIBOR) and spread, plus the amount of any price depreciation on the reference security or asset. The total return payer does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

TRS may effectively add leverage to a Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If a Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If a Fund is the total return payer, it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.

Inflation Swaps. In an inflation swap, one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index) and the other party agrees to pay a compounded fixed rate. Inflation swaps may be used to protect a Fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index.

Credit Default Swaps. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A Fund may act as either the buyer or the seller of a credit default swap. A Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. If a Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments a Fund receives as the seller of credit default protection. If a Fund sells (writes) a credit default swap, it currently intends to segregate the full notional value of the swap, except if the Fund sells a credit default swap on an index with certain characteristics (i.e., on a broad based index and cash settled) where the Manager believes segregating only the amount out of the money more appropriately represents the Fund’s exposure.

Credit Linked Notes.  A Fund may invest in structured instruments known as credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the CLN trust.

A Fund may enter in CLNs to gain access to sovereign debt and securities in emerging markets, particularly in markets where a Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.

A Fund’s investments in CLNs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk, leverage risk and management risk.

Commodity-Linked Swaps.  Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodity futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and therefore more than one exchange of payments. A Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If a commodity swap is for one period, a Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of a commodity swap is more than one period, with interim swap payments, a Fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

Currency Swaps.  A currency swap involves the exchange by a Fund and another party of the cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. A Fund may enter into currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies). Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Equity Swaps. Equity swaps are contracts that allow one party to exchange the returns, including any dividend income, on an equity security or group of equity securities for another payment stream.  Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. A Fund may enter into equity swaps. An equity swap may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.   Furthermore, equity swaps may be illiquid and a Fund may be unable to terminate its obligations when desired.  In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.

Options on Swaps (Swaptions). A swaption is an option to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.  Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swaption than when it purchases a swaption.  When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

Contracts for Differences.  A Fund may purchase contracts for differences (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying instrument (e.g., a single security, stock basket or index). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract.  The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments.  The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.

A CFD can be set up to take either a short or long position on the underlying instrument and enables a Fund to potentially capture movements in the share prices of the underlying instrument without the need to own the underlying instrument. By entering into a CFD transaction, a Fund could incur losses because it would face many of the same types of risks as owning the underlying instrument directly.

As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, that the parties to the transaction may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. If the counterparty were to do so, the value of the contract, and of a Fund’s shares, may be reduced.

Policies and Limitations. In accordance with SEC staff requirements, a Fund will segregate cash or appropriate liquid assets in an amount equal to its obligations under security-based swap agreements.

Combined Transactions.  A Fund may enter into multiple transactions, which may include multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument, as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a Fund will normally enter into combined transactions based on the Manager’s judgment that the combined transactions will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combined transactions will instead increase risk or hinder achievement of the desired portfolio management goal.

Regulatory Limitations on Using Futures, Options on Futures, and Swaps.

The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodities and Exchange Act, or if the registered investment company is marketed as a vehicle for obtaining exposure to such commodity interests.

As discussed in more detail below, the Advisor has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5, with respect to all of the Funds.  To remain eligible for this exclusion, a Fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities. These limitations may restrict a Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.

To qualify for the CFTC Rule 4.5 exclusion, a Fund is permitted to engage in unlimited “bona fide hedging” (as defined by the CFTC), but if a Fund uses commodity interests other than for bona fide hedging purposes, the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of non-bona fide hedging commodity interest positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to complying with these de minimis trading limitations, to qualify for the exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.

A Fund may be exposed to commodity interests indirectly in excess of the de minimis trading limitations described above. Such exposure may result from a Fund’s investment in other investment vehicles, such as real estate investment trusts, collateralized loan obligations, collateralized debt obligations and other securitization vehicles that may invest directly in commodity interests. These investment vehicles are referred to collectively as “underlying investment vehicles.” The CFTC treats a fund as a commodity pool whether it invests in commodity interests directly or indirectly through its investments in underlying investment vehicles. The CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying investment vehicles to defer registering as a CPO or claiming the exclusion from the CPO definition until six months from the date on which the CFTC issues additional guidance on the application of the calculation of the de minimis trading limitations in the context of the CPO exemption in CFTC Regulation 4.5 (the “Deadline”). Such guidance is expected to clarify how to calculate compliance with the de minimis trading limitations given a fund’s investments in underlying investment vehicles that may cause the fund to be deemed to be indirectly trading commodity interests. The Manager has filed the required notice to claim this no-action relief with respect to each Fund.  In addition, the Manager has claimed an exclusion (under CFTC Regulation 4.5) from the CPO definition with respect to each Fund.  As a result, at this time the Manager is not required to register as a CPO with respect to any Fund and need not generally comply with the regulatory requirements otherwise applicable to a registered CPO.  Prior to the Deadline, however, the Manager will determine with respect to each Fund whether it must operate as a registered CPO or whether it can rely on an exemption or exclusion from the CPO definition. If the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, then the Manager, in its management of that Fund, will comply with one of the two alternative de minimis trading limitations in that regulation. Complying with the de minimis trading limitations may restrict the Manager’s ability to use derivatives as part of a Fund’s investment strategies. Although the Manager believes that it will be able to execute each Fund’s investment strategies within the de minimis trading limitations, a Fund’s performance could be adversely affected. If the Manager determines that it cannot rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, then the Manager will serve as a registered CPO with respect to that Fund. CPO regulation would increase the regulatory requirements to which a Fund is subject and it is expected that it would increase costs for a Fund.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury Department issued a notice of final determination stating that foreign exchange forwards, as defined in the Dodd-Frank Act and described above, should not be considered swaps for most purposes.  Thus, foreign exchange forwards are not deemed to be commodity interests.  Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, the Fund may enter into foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury Department determination, foreign exchange forwards (1) must be reported to swap data repositories, (2) may be subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act.  Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, the Fund will limit its investment in NDFs as discussed above.

The staff of the CFTC has issued guidance providing that, for purposes of determining compliance with CFTC Regulation 4.5, and the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps.  To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above.

Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts, forward contracts, or swaps, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid assets.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is outstanding, unless they are replaced with other suitable assets. As a result, the segregation of a large percentage of a Fund’s assets could impede Fund management or a Fund’s ability to meet redemption requests or other current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, forward, or swap position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments. The primary risks in using Financial Instruments are:  (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments; and (6) when traded on non-U.S. exchanges, Financial Instruments may not be regulated as rigorously as in the United States. There can be no assurance that a Fund’s use of Financial Instruments will be successful.

In addition, Financial Instruments may contain leverage to magnify the exposure to the underlying asset or assets.

A Fund’s use of Financial Instruments may be limited by the provisions of the Code and U.S. Treasury regulations with which it must comply to continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. When hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund’s underlying securities or currency. The Manager intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.

Illiquid Securities.  Generally, an illiquid security is a security that cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by a Fund. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Fund may be subject to legal restrictions, which could be costly to the Fund.

Policies and Limitations.  For the Funds’ policies and limitations on illiquid securities, see “Investment Policies and Limitations -- Illiquid Securities” above.

Indexed Securities.  A Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. An indexed security may be more volatile than the underlying instrument itself.

Inflation-Indexed Securities. Inflation indexed bonds are fixed income securities whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation.  A Fund may invest in inflation indexed securities issued in any country.  Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Other issuers pay out the index-based accruals as part of a semiannual coupon.

A Fund may invest in U.S. Treasury inflation-indexed securities, formerly called “U.S. Treasury Inflation Protected Securities,” (“U.S. TIPS”), which are backed by the full faith and credit of the U.S. Government.  The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.

Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par.  However, if a Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on it than on a conventional bond. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the CPI-U would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities.

Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures. Because a Fund must distribute substantially all of its net investment income (including non-cash income attributable to those principal value increases) and net realized gains to its shareholders each taxable year to qualify  or continue to qualify  for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, a Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

The U.S. Treasury began issuing inflation-indexed bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

Investments by Funds of Funds or Other Large Shareholders.  A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs and affect the liquidity of a Fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares could also accelerate a Fund’s realization of capital gains (which would be taxable to its shareholders when distributed to them) if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of a Fund’s shares. A high volume of redemption requests can impact a Fund the same way as the transactions of a single shareholder with substantial investments.

Leverage.  A Fund may engage in transactions that have the effect of leverage.  Although leverage creates an opportunity for increased total return, it also can create special risk considerations. For example, leverage from borrowing may amplify changes in a Fund’s NAV. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds is sufficient to cover the cost of leveraging, the net income of a Fund will be greater than it would be if leverage were not used. Conversely, to the extent the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used and, therefore, the amount (if any) available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions, when-issued and delayed-delivery transactions, certain Financial Instruments (as defined above), and short sales, among others, may create leverage.

Policies and Limitations.  For the Funds’ policies and limitations on borrowing, see “Investment Policies and Limitations -- Borrowing” above. Each Fund may make investments while borrowings are outstanding.  Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund may borrow money for investment purposes, however, in general, each Fund does not intend to do so. For investment purposes, Neuberger Berman Long Short Credit Fund may borrow money, may invest the proceeds of a short sale, or may invest the collateral obtained from securities lending. For investment purposes, Neuberger Berman Multi-Asset Income Fund may borrow money, may invest the proceeds of a reverse repurchase agreement, may invest the proceeds of a short sale, or may invest the collateral obtained from securities lending, however, in general, the Fund does not intend to do so. A Fund also may use leverage to purchase securities needed to close out short sales or to obtain the collateral needed to borrow a security in order to effect a short sale of that security. A Fund may engage in transactions that have the effect of leverage for investment purposes and to facilitate hedging transactions.

LIBOR Rate Risk. Many debt securities, derivatives and other financial instruments, including some of the Funds’ investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June, 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight Treasury repo rates,  as an appropriate replacement for LIBOR.  The Federal Reserve Bank of New York plans to start publishing the SOFR sometime in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.In July, 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly 4 1/2 year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Lower-Rated Debt Securities.  Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality.  Securities rated below investment grade are often considered to be speculative. These securities have poor protection with respect to the issuer’s capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. These securities are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, market interest rates and market liquidity. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Manager.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

A Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.  Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

See Appendix A for further information about the ratings of debt securities assigned by S&P, Moody’s, and Fitch.

Policies and Limitations. Each Fund has no limitations on the amount of its assets that it can invest in lower-rated debt securities or “junk bonds.” Each of Neuberger Berman Long Short Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund do not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal but may do so depending on market conditions.  Each Fund considers bonds rated by at least one NRSRO below the fourth highest rating category to be lower-rated debt securities or “junk bonds.”

Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Effective for taxable years beginning after December 31, 2017, the recently enacted Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs.  However, the new law does not include any provision for a RIC to pass the character of its qualified publicly traded partnership income through to its shareholders.  As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Fund will not.

Policies and Limitations. Under certain circumstances, an MLP could be deemed an investment company. If that occurred, a Fund’s investment in the MLP’s securities would be limited by the 1940 Act. See “Securities of Other Investment Companies.”

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.

Additionally, in 2012 the FHFA initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie May, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of the GSEs and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages and are instead remitted by the GSEs to CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche and this structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs are required to buy back all of the CRT tranches at par in 10 years.

In addition, the future of the GSEs is in serious question as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target four years earlier than previously planned. (As of September 30, 2016, the GSEs have met their interim reduction targets, with Freddie Mac’s balance of $308.1 billion and Fannie Mae’s balance of $306.5 billion.)

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Funds use an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of a Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with a Fund’s investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Policies and Limitations.  A Fund may not purchase mortgage-backed securities that, in the Manager’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets would be invested in illiquid securities.

Freddie Mac Collateralized Mortgage Obligations. Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Municipal Obligations. Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of the interest on any issue of municipal obligations is determined on the basis of an opinion of the issuer’s bond counsel at the time the obligations are issued.

Municipal obligations include “general obligation” securities, which are backed by the full taxing power of the issuing governmental entity, and “revenue” securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include PABs, which are issued by or on behalf of public authorities to finance various privately operated facilities, and are generally supported only by revenue from those facilities, if any.  They are not backed by the credit of any governmental or public authority. “Anticipation notes” are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).

A Fund may purchase municipal securities that are fully or partially backed by entities providing credit support such as letters of credit, guarantees, or insurance. The credit quality of the entities that provide such credit support will affect the market values of those securities. The insurance feature of a municipal security guarantees the full and timely payment of interest and principal through the life of an insured obligation. The insurance feature does not, however, guarantee the market value of the insured obligation or the NAV of a Fund’s shares represented by such an insured obligation.  The Manager generally looks to the credit quality of the issuer of a municipal security to determine whether the security meets a Fund’s quality restrictions, even if the security is covered by insurance.  However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.

Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration.  As a result, such losses have moved the rating agencies to re-evaluate the capital adequacy of these insurers to reflect deterioration in the expected performance of the underlying transactions and called into question the insurers’ continued ability to fulfill their obligations under such insurance if they are called upon to do so in the future.  There are a limited number of providers of insurance for municipal securities and a Fund may have multiple investments covered by one insurer.  Accordingly, this may make the value of those investments dependent on the claims-paying ability of that one insurer and could result in share price volatility for the Fund’s shares.

As with other fixed income securities, an increase in interest rates generally will reduce the value of a Fund’s investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC’s intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.

The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.

From time to time, federal legislation has affected the availability of municipal obligations for investment by a Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of the interest on municipal obligations will not be enacted in the future.

In response to the national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest when due on their outstanding debt and may experience credit ratings downgrades on their debt. In addition, municipal securities backed by revenues from a project or specified assets may be adversely impacted by a municipality’s failure to collect the revenue.

The Internal Revenue Service (“Service”) occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest earned on a municipal security a Fund held was taxable and the issuer thereof failed to overcome that determination, that interest would be taxable to the Fund, possibly retroactive to the time the Fund purchased the security.

Listed below are different types of municipal obligations:

General Obligation Bonds. A general obligation bond is backed by the governmental issuer’s pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

Revenue Bonds. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable “moral obligation” of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

Most PABs are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

Resource Recovery Bonds. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

Municipal Lease Obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. A Fund will usually invest in municipal lease obligations through certificates of participation (“COPs”), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality’s credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a “non-appropriation” clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to a Fund.

Municipal Notes. Municipal notes include the following:

1. Project notes are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development (“HUD”). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

2. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.

3. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, including revenue made available under certain state aid funding programs. Such appropriation of revenue is generally accounted for in the state budgetary process.

4. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

5. Construction loan notes are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association).

6. Tax-exempt commercial paper is a short-term obligation issued by a state or local government or an agency thereof to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

7. Pre-refunded and “escrowed” municipal bonds are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). A Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

Participation Interests of Municipal Obligations. A Fund may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by the Manager to be creditworthy. A Fund has the right to sell the participation interest back to the bank, usually after seven days’ notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid losses when the underlying municipal obligations are in default. Although no Fund currently intends to acquire participation interests, each Fund reserves the right to do so in the future.

Purchases with a Standby Commitment to Repurchase. When a Fund purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed upon price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable “put” option held by a Fund that terminates if the Fund sells the obligations to a third party.

A Fund may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. A Fund’s ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, a Fund may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.

Although no Fund currently intends to invest in standby commitments, each Fund reserves the right to do so in the future. By enabling a Fund to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows a Fund to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.

Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by a Fund is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of a Fund’s investment portfolio.

Residual Interest Bonds. A Fund may purchase one component of a municipal security that is structured in two parts: A variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 35 days, while the residual interest bond holder receives the balance of the income less an auction fee. These instruments are also known as inverse floaters because the income received on the residual interest bond is inversely related to the market rates. The market prices of residual interest bonds are highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tender Option Bonds. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond’s rating falls below investment grade.

Yield and Price Characteristics of Municipal Obligations. Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of a Fund’s investments, whereas a decline in interest rates generally will increase that value. The ability of a Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Fund invests (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

Policies and Limitations. No Fund will acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; a Fund will do so only to facilitate portfolio liquidity.

Natural Disasters and Adverse Weather Conditions.  Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Operational and Cybersecurity Risk.  With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers, and your ability to transact with the Funds, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Funds’ manager, distributor, fund accountants, custodian, transfer agent, sub-advisers (if applicable), and financial intermediaries), as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.  Any of these results could have a substantial adverse impact on the Funds and their shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, net asset value (“NAV”) calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions.

A Fund’s service providers may also be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period.

The occurrence of an operational or cybersecurity incident could result in regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Funds and their Manager endeavor to determine that service providers have established risk management systems that seek to reduce these operational and cybersecurity risks, and business continuity plans in the event there is an incident, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the operational and cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds’ third party service providers or trading counterparties or any other service providers whose operations may affect a Fund or its shareholders.

Preferred Stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Private Companies and Pre-IPO Investments.  Investments in private companies, including companies that have not yet issued securities publicly in an IPO (“Pre-IPO shares”) involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for a Fund to value.  Compared to public companies, private companies may have a more limited management group and limited operating histories with narrower, less established product lines and smaller market shares, which may cause them to be more vulnerable to competitors’ actions, market conditions and consumer sentiment with respect to their products or services, as well as general economic downturns.  In addition, private companies may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist).  This could lead to bankruptcy or liquidation of such private company or the dilution or subordination of a Fund’s investment in such private company. Additionally, there is significantly less information available about private companies’ business models, quality of management, earnings growth potential and other criteria used to evaluate their investment prospects and the little public information available about such companies may not be reliable. Because financial reporting obligations for private companies are not as rigorous as public companies, it may be difficult to fully assess the rights and values of certain securities issued by private companies.  A Fund may only have limited access to a private company’s actual financial results and there is no assurance that the information obtained by the Fund is reliable.  Although there is a potential for pre-IPO shares to increase in value if the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of a Fund’s investment to decrease significantly. Moreover, because securities issued by private companies shares are generally not freely or publicly tradable, a Fund may not have the opportunity to purchase or the ability to sell these shares in the amounts or at the prices the Fund desires. The private companies a Fund may invest in may not ever issue shares in an IPO and a liquid market for their pre-IPO shares may never develop, which may negatively affect the price at which the Fund can sell these shares and make it more difficult to sell these shares, which could also adversely affect the Fund’s liquidity.  A Fund’s investment in a private company’s securities will involve investing in restricted securities.  See “Restricted Securities and Rule 144A Securities” for risks related to restricted securities.

Private Investments in Public Equity (PIPEs).  A Fund may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class. Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities.

Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the 1933 Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of a Fund’s investments. Even if the securities acquired in PIPEs become registered, or a Fund is able to sell the securities through an exempt transaction, a Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.  See “Restricted Securities and Rule 144A Securities” for risks related to restricted securities.

Real Estate-Related Instruments.  A Fund will not invest directly in real estate, but a Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject a Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings, and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.

REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Domestic REITs are also subject to the possibility of failing to qualify for tax free “pass through” of net income and net realized gains under the Code and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.

Effective for taxable years beginning after December 31, 2017, the recently enacted Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends. However, the new law does not include any provision for a RIC to pass the character of its qualified REIT dividends through to its shareholders. As a result, an investor who invests directly in REITs will be able to receive the benefit of that deduction, while a shareholder in the Fund will not.

Recent Market Conditions.  Some countries, including the U.S., are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the 2008 financial crisis, and substantially reducing corporate taxes (which the U.S. recently did).  The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates.  The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments.  Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.

During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide and make it more difficult for borrowers to obtain financing on attractive terms, if at all. Following the 2008 financial crisis, the U.S. federal government and certain foreign central banks acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Changes in government policies, withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of the UK’s trade relations with the EU and other major economies following Brexit, which are matters to be negotiated.

Some economists have expressed concern about the potential effects of global climate change on property values in coastal zones.  A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in coastal flooding could cause such properties to lose value or become unmarketable altogether.  These losses could adversely affect mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or municipal or mortgage-backed securities.  Since these issues are driven largely by buyers’ perceptions, it is difficult to know the time period over which they might unfold.  Economists warn that, unlike previous declines in the real estate market, properties in affected zones may not ever recover their value.

 Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Repurchase Agreements.  In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System or also from a foreign bank or from a U.S. branch or agency of a foreign bank or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.  If a Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity or demand of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities (excluding maturity and duration limitations, if any) are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Restricted Securities and Rule 144A Securities.  A Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration.  Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.

Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors.  To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act.  However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager, acting under guidelines established by the Fund Trustees, will determine whether investments in Rule 144A securities are liquid or illiquid.

Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, a Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act.  In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are deemed illiquid, purchases thereof will be subject to a Fund’s 15% limitation on investments in illiquid securities.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, a Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. In periods of increased demand for a security, the portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income.  Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to a Fund.  A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them.  Reverse repurchase agreements may be viewed as a form of borrowing by a Fund. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, a Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security.  The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.  For the Funds’ policies and limitations on borrowing, see “Investment Policies and Limitations -- Borrowing” above.

Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of a Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to that Fund’s obligations under the agreement.

Risks of Reliance on Computer Programs or Codes.  Many processes used in Fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes, some of which are created or maintained by the Manager or its affiliates and some of which are created or maintained by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect a Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained. Some funds, like the Funds, may be subject to heightened risk in this area because the funds’ advisers rely to a greater extent on computer programs or codes in managing the funds’ assets.

While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Funds have limited insight into the computer programs and processes of some service providers and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.

Sector Risk. From time to time, based on market or economic conditions, a Fund may have significant positions in one or more sectors of the market.  To the extent a Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors.   An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market.  The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Consumer Discretionary Sector. The consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.

Consumer Staples Sector. The consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors, as well as the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities. Regulations and policies of various domestic and foreign governments affect agricultural products as well as other consumer staples.

Energy Sector. The energy sector can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation, the success of exploration projects, weather or meteorological events, and tax and other government regulations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims. In addition, since the terrorist attacks in the United States on September 11, 2001, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure and production, transmission, and distribution facilities, might be future targets of terrorist activity. Further, because a significant portion of revenues of companies in this sector are derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector.

Financials Sector. The financials sector is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.

Health Care Sector. The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care sector can be significantly affected by patent expirations.

Industrials Sector. The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Information Technology Sector. The information technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Materials Sector. The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Telecommunication Services Sector. The telecommunication services sector, particularly telephone operating companies, are subject to both federal and state government regulations. Many telecommunications companies intensely compete for market share and can be impacted by technology changes within the sector such as the shift from wired to wireless communications.

Utilities Sector. The utilities sector can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.

Securities Loans (Neuberger Berman Hedged Option Premium Strategy Fund,  Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund). A Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. A Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower. A Fund does not have the right to vote on securities while they are on loan.  However, it is each Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.  The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, a Fund may loan securities through a separate operating unit of Neuberger Berman BD LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. A Fund also may loan securities to Neuberger Berman and its affiliates (other than NBIA), subject to the conditions of the SEC order.  A Fund may also loan securities through other third parties not affiliated with Neuberger Berman that would act as agent to lend securities to principal borrowers.

Policies and Limitations.  A Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  A Fund may invest the collateral obtained from securities lending for investment purposes.  See the section entitled “Cash Management and Temporary Defensive Positions” for additional information on how a Fund may invest the collateral obtained from securities lending.  A Fund does not count uninvested collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

Securities of ETFs and Other Exchange-Traded Investment Vehicles. A Fund may invest in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”).   When investing in the securities of exchange-traded investment vehicles, a Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold.   The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers.  ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to a Fund’s investment in securities of other investment companies generally apply also to a Fund’s investment in securities of ETFs. See “Securities of Other Investment Companies.”

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities).  Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

A Fund also may effect short sales of exchange-traded investment vehicles and may purchase and sell options on shares of exchange-traded investment vehicles. If a Fund effects a short sale of an exchange-traded investment vehicle, it may take long positions in individual securities held by the exchange-traded investment vehicle to limit the potential loss in the event of an increase in the market price of the exchange-traded investment vehicle sold short.

Securities of Other Investment Companies. As indicated above, investments by a Fund in shares of other investment companies are subject to the limitations of the 1940 Act and the rules and regulations thereunder.  However, pursuant to an exemptive order from the SEC, a Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the 1940 Act and the rules and regulations thereunder subject to the terms and conditions of the order. A Fund may invest in the securities of other investment companies, including open-end management companies, closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts, that are consistent with its investment objectives and policies.  Such an investment may be the most practical or only manner in which a Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.  When investing in the securities of other investment companies, a Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities.  In addition, as a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses.  Fees and expenses incurred indirectly by a Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in a Fund’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant.  The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less.  As a result, BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.  In addition, the shares of closed-end management companies may trade at a discount or premium to the net asset value of such company’s portfolio securities.  Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their net asset value, which discounts have, on occasion, been substantial and lasted for sustained periods of time.

Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for a Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent a Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts a Fund redeems from the money market fund (i.e., impose a liquidity fee).

Policies and Limitations.  For cash management purposes, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Manager or an affiliate, under specified conditions.  See “Cash Management and Temporary Defensive Positions.”

Otherwise, a Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, a Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as a Fund, to invest in the ETF in excess of the limits described above.  In addition, each Fund may exceed these limits when investing in shares of certain other investment companies, subject to the terms and conditions of an exemptive order from the SEC.

Each Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Short Sales.  A Fund may use short sales for hedging and non-hedging purposes. To effect a short sale, a Fund borrows a security from or through a brokerage firm to make delivery to the buyer. The Fund is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends on the borrowed security and may be required to pay loan fees or interest.

A Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest a Fund is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the prices of the securities sold short and the securities being hedged.

A Fund may also make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

When each of Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund and Neuberger Berman Multi-Asset Income Fund makes a short sale, the party effecting (e.g., prime broker or securities lending counterparty) the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. However, the Fund may use the cash proceeds of short sales to purchase additional securities, to establish additional long positions or for any other Fund purpose. When the Fund does this, it is required to pledge replacement collateral as security to the broker. The Fund may use securities it owns to meet any such collateral obligations.

The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in a Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

When a Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities that, together with any collateral (exclusive of short sale proceeds) that it is required to deposit with the securities lender or the executing broker, is at least equal to the value of the shorted securities, marked to market daily. As a result, a Fund may need to maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund and Neuberger Berman Multi-Asset Income Fund may also utilize borrowings or the collateral obtained from securities lending for this purpose, which would increase the leveraging effect of this transaction.

Policies and Limitations. A Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

Special Purpose Acquisition Companies.  A Fund may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market securities, and cash. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may allow shareholders to redeem their pro rata investment immediately after the SPAC announces a proposed acquisition, which may prevent the entity’s management from completing the transaction. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, SPACs may trade in the over-the-counter market and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.

Stripped Mortgage Backed Securities (SMBS). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investments in illiquid securities.

Stripped Securities. Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.

Structured Notes. A Fund may invest in structured notes, such as participatory notes, issued by banks or broker-dealers that are designed to replicate the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Generally, investments in such notes are used as a substitute for positions in underlying indicators.  Structured notes are a type of equity-linked derivative which generally are traded over-the-counter (“OTC”). The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses.

Investments in structured notes involve the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. The return on a structured note that is linked to a particular underlying indicator generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Structured notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to a Fund’s percentage limitation on investments in illiquid securities.

Structured notes may also include exchange-traded notes (“ETNs”), which are typically unsecured and unsubordinated like other structured notes. ETN returns are based upon the performance of one or more underlying indicators and typically, no periodic coupon payments are distributed and no principal protections exists, even at maturity.  ETNs are listed on an exchange and traded in the secondary market. An ETN can be held until maturity, at which time the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Because fees reduce the amount of return at maturity or upon redemption, if the value of the underlying indicator decreases or does not increase significantly, a Fund may receive less than the principal amount of its investment at maturity or upon redemption. In addition, the value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying indicator, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the underlying indicator. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

Sukuk. Sukuk are financial certificates which are structured to comply with Shariah law and its investment principles, which prohibit the charging or payment of interest. Sukuk represent undivided shares in the ownership of tangible assets relating to a specific investment activity. The sukuk issuer, often a special purpose vehicle established to issue the sukuk, holds title to an asset or pool of assets. The sukuk represent an interest in that asset, so the income to the investor comes from a share in revenues generated from the asset, not from interest on the investor’s money. The sukuk investor’s investment in the sukuk does not represent a debt by the issuer of the underlying asset to the entity that issued the sukuk. The issuer of the sukuk agrees in advance to repurchase the sukuk from the investor on a certain date at a certain price.

As unsecured investments, sukuk are backed only by the credit of the issuing entity, which may be a special purpose vehicle that holds no other assets. They are thus subject to the risk that the issuer may not be able to repurchase the instrument at the agreed upon date for the agreed upon price, if at all. Furthermore, since the purchasers of sukuk are investors in the underlying asset, they are subject to the risk that the asset may not perform as expected, and the flow of income from the investments may be slower than expected or may cease altogether. In the event of default, the process may take longer to resolve than conventional bonds. Evolving interpretations of Islamic law by courts or prominent scholars may affect the free transferability of sukuk in ways that cannot now be foreseen. In that event, a Fund may be required to hold its sukuk for longer than intended, even if their condition is deteriorating.

While the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and it is difficult for a Fund to make an investment in or dispose of sukuk. Furthermore, the global sukuk market is significantly smaller than the conventional bond markets and restrictions imposed by the Shariah board of the issuing entity may limit the investable universe of the Fund. Although a Fund may invest in sukuk, other investments by the Fund, and the Fund as a whole, will not conform to Shariah law.

Terrorism Risks.  The terrorist attacks in the United States on September 11, 2001, had a disruptive effect on the U.S. economy and financial markets. Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and financial markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.

U.S. Government and Agency Securities. “U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority.  Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer.  Accordingly, there is at least a possibility of default.  U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities.  (See “Mortgage-Backed Securities,” above.)  The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

Variable or Floating Rate Securities; Demand and Put Features. Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. In purchasing these securities, a Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. A Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. A Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

Policies and Limitations. Neuberger Berman Hedged Option Premium Strategy Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund may not invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, Neuberger Berman Hedged Option Premium Strategy Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund exclude securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit. In calculating its dollar-weighted average maturity and duration, the Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, the Manager considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

Warrants and Rights.  Warrants and rights may be acquired by a Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide a Fund with the right to purchase at a later date other securities of the issuer. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

When-Issued and Delayed-Delivery Securities and Forward Commitments.  A Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities, such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed-delivery purchases and forward commitment transactions enable a Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued, delayed-delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued, delayed-delivery and forward commitment transactions are subject to the risk that the counterparty may fail to complete the purchase or sale of the security. If this occurs, a Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, a Fund will enter into transactions with established counterparties and the Manager will monitor the creditworthiness of such counterparties.

The value of securities purchased on a when-issued, delayed-delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because a Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the

Fund’s interests. The purchase of securities on a when-issued or delayed-delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s NAV as long as the commitment to sell remains in effect.

When-issued, delayed-delivery and forward commitment transactions may cause a Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

Policies and Limitations. A Fund will purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize capital gains or losses in connection with these transactions.

A Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on a Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that a Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed-delivery purchases and forward commitment transactions.

Zero Coupon Securities, Step Coupon Securities, Discount Obligations and Pay-in-Kind Securities.  A Fund may invest in zero coupon securities, step coupon securities and pay-in-kind securities. Zero coupon securities and step coupon securities are debt obligations that are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”) and do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Each Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

Zero coupon securities and step coupon securities are redeemed at face value when they mature.  Accrued OID must be included in a Fund’s gross income for federal tax purposes ratably each taxable year prior to the receipt of any actual payments. Pay-in-kind securities pay “interest” through the issuance of additional securities.

Because each Fund must distribute substantially all of its net investment income (including non-cash income attributable to OID and “interest” on pay-in-kind securities) and net realized gains to its shareholders each taxable year to continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information – Taxation of the Funds.”

The market prices of zero coupon securities, step coupon securities, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest periodically. Those securities and obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

PERFORMANCE INFORMATION

Each Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor’s original cost.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NBIA. A Fund Trustee who is not an “interested person” of NBIA (including its affiliates) or the Trust is deemed to be an independent Fund Trustee (“Independent Fund Trustee”).

Information about the Board of Trustees

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56
Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56
Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Martha C. Goss (1949)	Trustee since 2007
President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.
			56
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56
Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56
Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	56
Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56
Director, H&R Block, Inc. (tax services company), since May 2001; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Commentator, NBC News, since 2015; Dean, Fletcher School of Law and Diplomacy, Tufts University, since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56
Director, NFP Corp. (insurance broker and consultant), since 2017; Director, Utilidata Inc., since 2015; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation USA, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56
Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC (“Neuberger Berman”) and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC (“NBIA”) (formerly, Neuberger Berman Fixed Income LLC (“NBFI”) and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
			56
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)
Pursuant to the Trust’s Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Trustees, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*
Indicates a Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President – Mutual Fund Board Relations, NBIA, 2000 to 2008;  formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator;

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016
General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017, formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 – 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception
Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1959)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since inception
Chief Compliance Officer – Mutual Funds and Senior Vice President, NBIA, since 2006;  formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six  registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)
Pursuant to the By‑Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

The Board of Trustees

The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of each

Fund and reviews and approves each Fund’s investment advisory and sub-advisory contracts and other principal contracts.

The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Funds, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.

Additional Information About Fund Trustees

In choosing each Fund Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, his or her demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the Trust and each Fund of the Trust, their investment manager, sub-advisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors, and in the case of each Trustee who has served on the Board over multiple years, as a result of his or her substantial prior service as a Trustee of the Trust.  No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.

Independent Fund Trustees

Michael J. Cosgrove:  Mr. Cosgrove is President of an asset management consulting firm.  He has experience as President, Chief Executive Officer, and Chief Financial Officer of the asset management division of a major multinational corporation. He also has experience as a President of institutional sales and marketing for the asset management division of the same corporation, where he was responsible for all distribution, marketing, and development of mutual fund products. He also has served as a member of the boards of various not-for-profit organizations. He has served as a Fund Trustee since 2015.

Marc Gary: Mr. Gary has legal and investment management experience as executive vice president and general counsel of a major asset management firm. He also has experience as executive vice president and general counsel at a large corporation, and as national litigation practice chair at a large law firm.  He has served as a member of the boards of various profit and not-for-profit organizations. He currently is a trustee and the executive vice chancellor and COO of a religious seminary where he oversees the seminary’s institutional budget. He has served as a Fund Trustee since 2015.

Martha C. Goss:  Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the Chief Financial Officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university.  She has served as a Fund Trustee for multiple years.

Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Trustee for multiple years.

Deborah C. McLean. Ms. McLean has experience in the financial services industry. She is currently involved with a high net worth private wealth management membership practice and an angel investing group, where she is active in investment screening and deal leadership and execution. For many years she has been engaged in numerous roles with a variety of not-for-profit and private company boards and has taught corporate finance at the graduate and undergraduate levels. She commenced her professional training at a major financial services corporation, where she was employed for multiple years. She has served as a Fund Trustee since 2015.

George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served on the board of another mutual fund complex.   He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a Fund Trustee for multiple years.

Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Fund Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.

James G. Stavridis. Admiral Stavridis has organizational management experience as a dean of a major university school of law and diplomacy.  He also held many leadership roles with the United States Navy over the span of nearly four decades, including serving as NATO’s Supreme Allied Commander Europe and serving at the Pentagon at different periods of time as a strategic and long range planner on the staffs of the chief of Naval Operations, as the chairman of the Joint Chiefs of Staff, and as Commander, U.S. Southern Command.  He has also served as an advisor to private and public companies on geopolitical and cybersecurity matters. He has served as a Fund Trustee since 2015.

Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of a public university and various profit companies.  She has served as a Fund Trustee for multiple years.

Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He is a Fellow in the Society of Actuaries.  He has served as a Fund Trustee for multiple years.

Fund Trustees who are “Interested Persons”

Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  He serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Trustee since 2009.

Robert Conti:  Mr. Conti has investment management experience as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization.  He has served as a Fund Trustee since 2008.

Information About Committees

The Board has established several standing committees to oversee particular aspects of the Funds’ management. The standing committees of the Board are described below.

Audit Committee. The Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Funds and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the

Funds’ financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds’ independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent registered public accounting firms; (e) to act as a liaison between the Funds’ independent registered public accounting firms and the full Board; (f) to monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management about the issuer, current market conditions, and other material factors (“Pricing Procedures”); (g) to consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; and (h) from time to time, as required or permitted by the Pricing Procedures, to establish or ratify a method of determining the fair value of portfolio securities for which market prices are not readily available. Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2017, the Committee met 8 times.

Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to approve or renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Marc Gary, Deborah C. McLean (Chair), George W. Morriss (Vice Chair), and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2017, the Committee met 7 times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; (c) the activities of the Trust’s Chief Compliance Officer (“CCO”); (d) the activities of management personnel responsible for identifying, prioritizing, and managing compliance risks; (e) the adequacy and fairness of the arrangements for securities lending, if any, in a manner consistent with applicable regulatory requirements, with special emphasis on any arrangements in which a Fund deals with the manager or any affiliate of the manager as principal or agent; (f) the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (g) the quarterly and annual management reports on contractual arrangements  with third-party intermediaries, including payments to, and the nature and quality of the services provided by, such parties. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator, custodian, and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations, and their contracts with the Funds.  The CCO is responsible for administering each Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members are Marc Gary (Chair), Michael M. Knetter, Tom D. Seip, James G. Stavridis, and Candace L. Straight (Vice Chair). All members are Independent Fund Trustees. During the fiscal year ended October 31, 2017, the Committee met 6 times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust and NBIA.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. The Committee’s members are Robert Conti (Vice Chair), Michael J. Cosgrove, Marc Gary, Martha C. Goss, Michael M. Knetter, Deborah C. McLean, George W. Morriss, and Tom D. Seip (Chair). All members, except for Mr. Conti, are Independent Fund Trustees. During the fiscal year ended October 31, 2017, the Committee met 1 time.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; (c) recommending for Board approval any proposed changes to Committee membership and recommending for Board and Committee approval any proposed changes to the Chair and Vice Chair appointments of any Committee following consultation with members of each such Committee; and (d) considering and making recommendations relating to the compensation of Independent Fund Trustees. Its members are Martha C. Goss (Chair), Michael M. Knetter, Tom D. Seip, and James G. Stavridis (Vice Chair). All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Alternative Funds, 1290 Avenue of the Americas, New York, NY 10104. During the fiscal year ended October 31, 2017, the Committee met 3 times.

Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Each Fund Trustee is a member of the Committee. Michael M. Knetter and Peter P. Trapp are the Chair and the Vice Chair, respectively, of the Committee. All members, except for Mr. Amato and Mr. Conti, are Independent Fund Trustees.  During the fiscal year ended October 31, 2017, the Committee met 4 times.

Risk Management Oversight

As an integral part of its responsibility for oversight of the Funds in the interests of shareholders, the Board oversees risk management of the Funds’ administration and operations.  The Board views risk management as an important responsibility of management.

A Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, liquidity risk, reputational risk, risk of operational failure or lack of business continuity, cybersecurity risk, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund.  Under the overall supervision of the Board, the Funds, the Funds’ investment manager, and the affiliates of the investment manager, or other service providers to the Funds, employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and/or, at times, the Board, meet periodically with the Chief Risk Officer, head of operational risk, the Chief Information Security Officer, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity, alternative and fixed income, the heads of Internal Audit, and the Funds’ independent auditor.  The committees or the Board, as appropriate, review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Compensation and Indemnification

The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.

Effective January 1, 2018, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and any Fund Trustee who is an “interested person” of the Trust but who is not an employee of NBIA or its affiliates receives an annual retainer of $150,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone.  Prior to January 1, 2018, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and any Fund Trustee who is an “interested person” of the Trust but who is not an employee of NBIA or its affiliates receives an annual retainer of $140,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee and the Chair of the Contract Review Committee each receives $20,000 per year and each Chair of the other Committees receives $15,000 per year. No additional compensation is provided for service on a Board committee.  The Chair of the Board who is also an Independent Fund Trustee receives an additional $50,000 per year.

The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 10/31/2017

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
Faith Colish* Trustee	$15,242	$111,053
Michael J. Cosgrove	$29,896	$200,000
Trustee
Marc Gary	$31,562	$211,250
Trustee
Martha C. Goss Trustee	$32,128	$215,000

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Michael M. Knetter Trustee	$32,128	$215,000
Deborah C. McLean Trustee	$29,896	$200,000
George W. Morriss Trustee	$32,873	$220,000
Tom D. Seip Chairman of the Board and Trustee	$37,337	$250,000
James G. Stavridis Trustee	$29,896	$200,000
Candace L. Straight Trustee	$32,873	$220,000
Peter P. Trapp Trustee	$32,128	$215,000
Fund Trustees who are “Interested Persons”
Joseph V. Amato Trustee	$0	$0
Robert Conti President, Chief Executive Officer and Trustee	$0	$0

* Faith Colish retired from her position as Trustee effective December 31, 2016 and as director of the closed-end funds managed by NBIA effective December 31, 2017. After her retirement, Ms. Colish served as a legal and regulatory compliance consultant to the Trust’s Board until December 31, 2017.

Ownership of Equity Securities by the Fund Trustees

The following table sets forth the dollar range of securities owned by each Fund Trustee in each Fund as of December 31, 2017.

Name of Fund Trustee	Hedged Option Premium Strategy	Long Short	Long Short Credit	Multi-Asset Income	U.S. Equity Index PutWrite Strategy
Independent Fund Trustees
Michael J. Cosgrove	A	A	A	A	A
Marc Gary	A	A	A	A	A
Martha C. Goss	A	A	A	A	A
Michael M. Knetter	A	C	A	A	A
Deborah C. McLean	A	A	A	A	A
George W. Morriss	A	A	A	A	A
Tom D. Seip	A	A	A	A	A

Name of Fund Trustee	Hedged Option Premium Strategy	Long Short	Long Short Credit	Multi-Asset Income	U.S. Equity Index PutWrite Strategy
James G. Stavridis	A	A	B	A	A
Candace L. Straight	A	A	A	A	A
Peter P. Trapp	A	A	A	A	A
Fund Trustees who are “Interested Persons”
Joseph V. Amato	A	A	A	A	A
Robert Conti	A	D	A	A	A
A = None;B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

The following table sets forth the aggregate dollar range of securities owned by each Fund Trustee in all the funds in the fund family overseen by the Fund Trustee, valued as of December 31, 2017.

Name of Fund Trustee	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies
Independent Fund Trustees
Michael J. Cosgrove	E
Marc Gary	E
Martha C. Goss	E
Michael M. Knetter	E
Deborah C. McLean	E
George W. Morriss	E
Tom D. Seip	E
James G. Stavridis	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E
A = None; B = $1-$10,000;  C = $10,001 - $50,000;  D = $50,001-$100,000;  E = over $100,000

On January 31, 2018, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Class of each Fund.

Independent Fund Trustees Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NBIA serves as the investment manager to the Funds pursuant to a management agreement with the Trust, dated December 29, 2010 (“Management Agreement”).

The Management Agreement provides, in substance, that NBIA will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds’ assets. The Management Agreement permits NBIA to effect securities transactions on behalf of the Funds through associated persons of NBIA. The Management Agreement also specifically permits NBIA to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.

NBIA provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NBIA pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NBIA. Two directors of NBIA, who also serve as officers of NBIA, presently serve as Fund Trustees and/or officers of the Trust.  See “Trustees and Officers.”  Each Fund pays NBIA a management fee based on the Fund’s average daily net assets, as described below.

NBIA provides facilities, services, and personnel as well as accounting, record keeping and other services to the Funds pursuant to four administration agreements with the Trust, one for Institutional Class dated December 29, 2010, one for Class A dated December 29, 2010, one for Class C dated December 29, 2010, and one for Class R6 dated December 31, 2013 (each, an “Administration Agreement”). For such administrative services, each Class of a Fund pays NBIA a fee based on the Class’s average daily net assets, as described below.

The services provided by NBIA under the Management Agreement and Administration Agreement include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services.  These services also include, among other things: (i) coordinating and overseeing all matters relating to the operation of the Funds, including overseeing the shareholder servicing agent, custodian, accounting services agent, independent auditors, legal counsel and other agents and contractors engaged by the Funds; (ii) assuring that all financial, accounting and other records required to be prepared and preserved by the Funds are prepared and preserved by it or on its behalf in accordance with applicable laws and regulations; (iii) assisting in the preparation of all periodic reports by the Funds to shareholders; (iv) assisting in the preparation of all reports and filings required to maintain the registration and qualification of each Fund and its shares, or to meet other regulatory or tax requirements applicable to the Fund under federal and state securities and tax laws; and (v) furnishing such office space, office equipment and office facilities as are adequate for the needs of the Funds.

NBIA also plays an active role in the daily pricing of Fund shares, provides information to the Board necessary to its oversight of certain valuation functions, and annually conducts due diligence on the outside independent pricing services.  NBIA prepares reports and other materials necessary and appropriate for the Board’s ongoing oversight of each Fund and its service providers; and prepares an extensive report in connection with the Board’s annual review of the Management Agreement, Distribution Agreements and Rule 12b-1 Plans.

Under each Administration Agreement, NBIA provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NBIA provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NBIA or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

The Management Agreement continues until October 31, 2018. The Management Agreement is renewable thereafter from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of that Fund. Each Administration Agreement continues until October 31, 2018. Each Administration Agreement is renewable thereafter from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of that Fund.

The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NBIA. Each Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NBIA. Each Agreement terminates automatically if it is assigned.

From time to time, NBIA or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate NAV of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

NBIA may engage one or more of foreign affiliates that are not registered under the 1940 Act (“participating affiliates”) in accordance with applicable SEC no‐action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The employees of a participating affiliate are designated to act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA.  The Funds will pay no additional fees and expenses as a result of any such arrangements.

Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NBIA and the Funds intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NBIA or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

Management and Administration Fees

For investment management services, Neuberger Berman Long Short Fund pays NBIA a fee at the annual rate of 1.200% of the first $250 million of the Fund’s average daily net assets, 1.175% of the next $250 million, 1.150% of the next $250 million, 1.125% of the next $250 million, 1.100% of the next $500 million, 1.075% of the next $2.5 billion, and 1.050% of average daily net assets in excess of $4 billion.

For investment management services, Neuberger Berman Long Short Credit Fund pays NBIA a fee at the annual rate of 0.55% of the Fund’s average daily net assets.  For investment management services, prior to February 28, 2018, Neuberger Berman Long Short Credit Fund paid NBIA a fee at the annual rate of 0.80% of the Fund's average daily net assets.

For investment management services, Neuberger Berman Multi-Asset Income Fund pays NBIA a fee at the annual rate of 0.450% of the first $250 million of the Fund’s average daily net assets, 0.425% of the next $250 million, 0.400% of the next $250 million, 0.375% of the next $250 million, 0.350% of the next $500 million, 0.325% of the next $2.5 billion, and 0.300% of average daily net assets in excess of $4 billion.

For investment management services, each of Neuberger Berman Hedged Option Premium Strategy Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund pays NBIA a fee at the annual rate of 0.45% of the Fund’s average daily net assets.

Institutional Class. For administrative services, the Institutional Class of each Fund pays NBIA a fee at the annual rate of 0.15% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent NBIA may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services.  In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

Class A and Class C. For administrative services, Class A and Class C of Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund pay NBIA a fee at the annual rate of 0.26% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. For administrative services, Class A and Class C of Neuberger Berman Long Short Credit Fund and Neuberger Berman Multi-Asset Income Fund pay NBIA a fee at the annual rate of 0.27% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent, NBIA may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services.  (A portion of this compensation may be derived from the Rule 12b-1 fee paid to the Distributor by Class A and Class C of each Fund; see “Distribution Arrangements,” below.)

Class R6.  For administrative services, Class R6 of Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund pay NBIA a fee at the annual rate of 0.08% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses.

During the fiscal years ended October 31, 2017, 2016, and 2015, each Fund accrued management and administration fees as follows:

Management and Administration Fees Accrued for Fiscal Years Ended October 31,
Fund	Class	2017	2016	2015

Hedged Option Premium Strategy	Class A	$100****	N/A^	N/A^
	Class C	$114****	N/A^	N/A^
	Institutional	$13,461****	N/A^	N/A^
	R6	$ 5,805****	N/A^	N/A^
Long Short	Class A	$ 2,205,028	$3,713,014	$5,340,398

Management and Administration Fees Accrued for Fiscal Years Ended October 31,
Fund	Class	2017	2016	2015
	Class C	$ 1,414,510	$2,041,373	$2,820,458
	Institutional	$ 29,201,308	$29,289,933	$34,749,445
Long Short Credit	Class A	$29,294	$12,853	$3,745*
	Class C	$10,649	$10,223	$3,649*
	Institutional	$172,059	$234,055	$60,172*
	R6	$54,918	$44,074	$14,879*
Multi-Asset Income	Class A	$4,208	$3,671	$2,120**
	Class C	$4,929	$3,496	$2,105**
	Institutional	$94,166	$65,423	$38,795**
	R6	$20,984	$19,841	$12,386**
U.S. Equity Index PutWrite Strategy	Class A	$14,623	187***	N/A^
	Class C	$1,256	$73***	N/A^
	Institutional	$539,522	$10,727***	N/A^
	R6	$ 48,321	$2,864***	N/A^

* Fiscal period from June 26, 2015 (commencement of operations of Class A, Class C, Institutional Class and Class R6 of Neuberger Berman Long Short Credit Fund) to October 31, 2015.
** Fiscal period from March 27, 2015 (commencement of operations of Class A, Class C, Institutional Class and Class R6 of Neuberger Berman Multi-Asset Income Fund) to October 31, 2015.
*** Fiscal period from September 16, 2016 (commencement of operations of Class A, Class C, Institutional Class and Class R6 of Neuberger Berman U.S. Equity Index PutWrite Strategy Fund) to October 31, 2016.
**** Fiscal period from April 12, 2017 (commencement of operations of Class A, Class C, Institutional Class and Class R6 of Neuberger Berman Hedged Option Premium Strategy Fund) to October 31, 2017.
^ No data available because the Fund had not yet commenced operations.

Contractual Expense Limitations

NBIA has contractually undertaken, during the respective period noted below, to waive fees and/or reimburse annual operating expenses of each Class of each Fund listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below.  Commitment fees relating to borrowings are treated as interest for purposes of this exclusion. Because the contractual undertaking excludes certain expenses, a Fund’s net expenses may exceed its contractual expense limitation.

Each Fund listed agrees to repay NBIA out of assets attributable to each of its respective Classes for any fees waived by NBIA under the expense limitation or any Operating Expenses NBIA reimburses in excess of the expense limitation, provided that the repayment does not cause that Class’ Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

With respect to any Fund, the appropriateness of these undertakings is determined on a Fund-by-Fund and Class-by-Class basis.

Fund	Class	Limitation Period	Expense Limitation
Hedged Option Premium Strategy	Institutional	10/31/2021	0.65%
	A	10/31/2021	1.01%
	C	10/31/2021	1.76%
	R6	10/31/2021	0.58%
Long Short	Institutional	10/31/2021	1.70%
	A	10/31/2021	2.06%
	C	10/31/2021	2.81%
Long Short Credit	Institutional	10/31/2021	0.75%	*
	A	10/31/2021	1.12%	**
	C	10/31/2021	1.87%	***
	R6	10/31/2021	0.68%	****
Multi-Asset Income	Institutional	10/31/2021	0.65%
	A	10/31/2021	1.02%
	C	10/31/2021	1.77%
	R6	10/31/2021	0.58%
U.S. Equity Index PutWrite Strategy	Institutional	10/31/2021	0.65%
	A	10/31/2021	1.01%
	C	10/31/2021	1.76%
	R6	10/31/2021	0.58%

* 1.20% prior to February 28, 2018.
** 1.57% prior to February 28, 2018.
*** 2.32% prior to February 28, 2018.
**** 1.13% prior to February 28, 2018.

NBIA reimbursed each Class of each Fund listed below the following amount of expenses pursuant to each Fund’s contractual expense limitation:

		Expenses Reimbursed for Fiscal Years Ended October 31,
Fund	Class	2017	2016	2015
Hedged Option Premium Strategy	Class A	$1,070****	N/A^	N/A^
	Class C	$1,213****	N/A^	N/A^
	Institutional Class	$163,736****	N/A^	N/A^
	Class R6	$80,469****	N/A^	N/A^
Long Short	Class A	$0	$0	$0
	Class C	$0	$0	$0
	Institutional Class	$0	$0	$0
Long Short Credit	Class A	$28,780	$14,957	$11,947*
	Class C	$10.218	$10,932	$11,656*
	Institutional Class	$178,900	$283,260	$189,748*
	Class R6	$63,573	$56,434	$51,840*
Multi-Asset Income	Class A	$14,267	$16,514	$11,192**
	Class C	$16,358	$15,614	$11,081**
	Institutional Class	$372,208	$349,252	$212,134**
	Class R6	$94,517	$119,681	$77,638**
U.S. Equity Index PutWrite Strategy	Class A	$6,844	$2,299***	N/A^
	Class C	$628	$912***	N/A^
	Institutional Class	$290,602	$154,906***	N/A^
	Class R6	$31,856	$46,827***	N/A^
* Fiscal period from June 26, 2015 (commencement of operations of Class A, Class C, Institutional Class and Class R6 of Neuberger Berman Long Short Credit Fund) to October 31, 2015.
** Fiscal period from March 27, 2015 (commencement of operations of Class A, Class C, Institutional Class and Class R6 of Neuberger Berman Multi-Asset Income Fund) to October 31, 2015.
*** Fiscal period from September 16, 2016 (commencement of operations of Class A, Class C, Institutional Class and Class R6 of Neuberger Berman U.S. Equity Index PutWrite Strategy Fund) to October 31, 2016.

**** Fiscal period from April 12, 2017 (commencement of operations of Class A, Class C, Institutional Class and Class R6 of Neuberger Berman Hedged Option Premium Fund) to October 31, 2017.

^ No data available because the Fund had not yet commenced operations.

Advisory Fee Waiver

For so long as a Fund invests any assets in an affiliated underlying fund, NBIA undertakes to waive a portion of the Fund’s advisory fee equal to the advisory fee it receives from such affiliated underlying fund on those assets, as described in the Fund’s prospectus. This undertaking may not be terminated without the consent of the Board of Trustees.

The table below shows the amounts reimbursed by NBIA pursuant to this arrangement:

	Expenses Reimbursed for Fiscal Years Ended October 31,
Fund	2017	2016	2015
Multi-Asset Income Fund – Institution Class	$24,720	$23,326	$13,887
Multi-Asset Income Fund – Class A	$944	$1,093	$632
Multi-Asset Income Fund - Class C	$1,092	$1,042	$628
Multi-Asset Income Fund - Class R6	$6,394	$8,033	$5,018

Portfolio Manager Information

The table below lists the Portfolio Manager(s) of each Fund and the Funds for which the Portfolio Manager has day-to-day management responsibility.

Portfolio Manager	Fund(s) Managed
Derek Devens	Neuberger Berman Hedged Option Premium Strategy Fund
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund
Rick Dowdle	Neuberger Berman Long Short Credit Fund
Ajay Jain	Neuberger Berman Multi-Asset Income Fund
Charles Kantor	Neuberger Berman Long Short Fund
Erik Knutzen	Neuberger Berman Multi-Asset Income Fund
Norman Milner	Neuberger Berman Long Short Credit Fund
Marc Regenbaum	Neuberger Berman Long Short Fund
Bradley Tank	Neuberger Berman Multi-Asset Income Fund

Accounts Managed

The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of October 31, 2017, except as otherwise indicated.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Derek Devens***
Registered Investment Companies*	3	189	-	-
Other Pooled Investment Vehicles	5	842	-	-
Other Accounts**	25	1,704	-	-
Rick Dowdle***
Registered Investment Companies*	1	26	-	-
Other Pooled Investment Vehicles	4	224	2	192
Other Accounts**	-	-	-	-
Ajay Jain***
Registered Investment Companies*	2	44	-	-
Other Pooled Investment Vehicles	7	876	1	65
Other Accounts**	28	1,793	13	1,772
Charles Kantor***
Registered Investment Companies*	4	4,379	-	-
Other Pooled Investment Vehicles	3	212	1	35
Other Accounts**	1,955	2,518	-	-
Erik Knutzen ***
Registered Investment Companies*	2	44	-	-
Other Pooled Investment Vehicles	1	69	1	69
Other Accounts**	244	3,333	4	2,697
Normal Milner ***
Registered Investment Companies*	1	26	-	-

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Other Pooled Investment Vehicles	4	224	2	192
Other Accounts**	-	-	-	-
Marc Regenbaum***
Registered Investment Companies*	4	4,379	-	-
Other Pooled Investment Vehicles	3	212	1	35
Other Accounts**	1,955	2,518	-	-
Brad Tank ***
Registered Investment Companies*	5	3,921	-	-
Other Pooled Investment Vehicles	2	143	-	-
Other Accounts**	2	595	2	595

*Registered Investment Companies include all funds managed by the Portfolio Manager, including the Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts, and Managed Accounts (WRAP Accounts).
*** A portion of certain accounts may be managed by other Portfolio Managers; however, the total assets of such accounts are included even though the Portfolio Manager listed is not involved in the day-to-day management of the entire account.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity.  Further, the Manager may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if the Manager and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible.  In the ordinary course of operations certain businesses within the Neuberger Berman organization (the “Firm”) may seek access to material non-public information.  For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will take into account the interests of all clients and will endeavor to act fairly to all clients.  The intentional acquisition of material non-public information may give rise to a potential conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that the Firm, including a Fund, may purchase or potentially limiting the ability of the Firm, including a Fund, to sell such securities.  Similarly, where the Firm declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a Fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.

NBIA and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of Portfolio Managers

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated.  The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Plan (vesting over 3 years).

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.   Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment.   Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis.  By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas.  In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.    In prior years, employees may have elected to have a portion of their contingent amounts delivered in the form of NBSH equity (either vested or unvested, depending on the terms of the plain for that year). Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund(s) that the Portfolio Manager manages, as of October 31, 2017.  Beneficial ownership includes a Portfolio Manager’s direct investments, investments by immediate family members, and notional amounts invested through contingent compensation plans.

Portfolio Manager	Fund Managed	Dollar Range of Equity Securities Owned in the Fund
Derek Devens	Neuberger Berman Hedged Option Premium Strategy Fund	C
	Neuberger Berman U.S. Equity Index PutWrite Strategy Fund	E
Rick Dowdle	Neuberger Berman Long Short Credit Fund	E
Ajay Jain	Neuberger Berman Multi-Asset Income Fund	A
Charles Kantor	Neuberger Berman Long Short Fund	F
Erik Knutzen	Neuberger Berman Multi-Asset Income Fund	G
Norman Milner	Neuberger Berman Long Short Credit Fund	E
Marc Regenbaum	Neuberger Berman Long Short Fund	D
Brad Tank	Neuberger Berman Multi-Asset Income Fund	A

A = None	E = $100,001-$500,000

B = $1-$10,000	F = $500,001-$1,000,000

C = $10,001 - $50,000	G = Over $1,000,001

D =$50,001-$100,000

Other Investment Companies or Accounts Managed

The investment decisions concerning the Funds and the other registered investment companies managed by NBIA (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NBIA have varied from one another in the past and are likely to vary in the future.  In addition, NBIA or its affiliates may manage one or more Other NB Funds or other accounts with similar investment objectives and strategies as the Funds that may have risks that are greater or less than the Funds.

There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by NBIA are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations. The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of a Fund having its advisory arrangements with NBIA outweighs any disadvantages that may result from contemporaneous transactions.

The Funds are subject to certain limitations imposed on all advisory clients of NBIA (including the Funds, the Other NB Funds, and other managed funds or accounts) and personnel of NBIA and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NBIA that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics

The Funds and NBIA have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NBIA. The Funds’ Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NBIA

NBIA is an indirect subsidiary of NBG. The directors, officers and/or employees of NBIA who are deemed “control persons,” all of whom have offices at the same address as NBIA, are: Joseph Amato, Robert Conti and Brad Tank. Mr. Amato is a Trustee of the Trust and Mr. Conti is both a Trustee and an officer of the Trust. The directors, officers and/or employees of NBIA who are deemed “control persons,” all of whom have offices at the same address as NBIA, are: Andrew Johnson, Lawrence Kohn, James Dempsey, Brad Cetron and Robert Eason
NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team and certain of NBG’s key employees and senior professionals.

DISTRIBUTION ARRANGEMENTS

Each Fund offers three classes of shares, known as Institutional Class, Class A, and Class C shares. Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund offer an additional class of shares, known as Class R6 shares.

Distributor

Neuberger Berman BD LLC (“Neuberger Berman” or the “Distributor”) serves as the distributor in connection with the continuous offering of each Fund’s shares. Institutional Class and Class R6 shares are offered on a no-load basis.  As described in the Funds’ Prospectuses, certain classes are available only through investment providers (“Institutions”) that have made arrangements with the Distributor and/or NBIA for shareholder servicing and administration and/or entered into selling agreements with the Distributor and/or NBIA.

In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds’ “principal underwriter” within the meaning of the 1940 Act.  It acts as agent in arranging for the sale of each Fund’s Institutional Class and Class R6 shares without sales commission or other compensation and either it or its affiliates bear all advertising and promotion expenses incurred in the sale of those shares.  The Distributor also acts as agent in arranging for the sale of each Fund’s Class A and Class C shares to Institutions and either it or its affiliates bear all advertising and promotion expenses incurred in the sale of those shares.  However, for Class A shares, the Distributor receives commission revenue consisting of the portion of the Class A sales charge remaining after the allowances by the Distributor to Institutions.  For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase.  A Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions in connection with Class C shares.

Sales charge revenues collected and retained by the Distributor for the past three fiscal years are shown in the following table.

		Sales Charge Revenue		Deferred Sales Charge Revenue
Fund	Fiscal Year Ended Oct. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
Hedged Option Premium Strategy -- Class A	2017****	-	-	-	-
	2016^	-	-	-	-
	2015^	-	-	-	-
Hedged Option Premium Strategy -- Class C	2017****	-	-	-	-
	2016^	-	-	-	-
	2015^	-	-	-	-
Long Short – Class A	2017	$174,792	$23,948	-	-
	2016	$89,002	$41,039	-	-
	2015	$395,707	$135,579	-	-
Long Short – Class C	2017	-	-	$10.222	-
	2016	-	-	$44,372	-
	2015	-	-	$67,502	-
Long Short Credit – Class A	2017	-	-	-	-
	2016	$535	-	-	-
	2015*	-	-	-	-
Long Short Credit – Class C	2017	-	-	$50	-
	2016	-	-	$32	-

		Sales Charge Revenue		Deferred Sales Charge Revenue
Fund	Fiscal Year Ended Oct. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
	2015*	-	-	-	-
Multi-Asset Income -- Class A	2017	-	-	-	-
	2016	-	-	-	-
	2015**	-	-	-	-
Multi-Asset Income -- Class C	2017	-	-	-	-
	2016	-	-	-	-
	2015**	-	-	$29	-
U.S. Equity Index PutWrite Strategy -- Class A	2017	$27,662	$3,412	-	-
	2016***	-	-	-	-
	2015^	-	-	-	-
U.S. Equity Index PutWrite Strategy -- Class C	2017	-	-	$25	-
	2016***	-	-	-	-
	2015^	-	-	-	-
Fiscal period from June 26, 2015 (commencement of operations of Class A, Class C, Institutional Class and Class R6 of Neuberger Berman Long Short Credit Fund) to October 31, 2015.
** Fiscal period from March 27, 2015 (commencement of operations of Class A, Class C, Institutional Class and Class R6 of Neuberger Berman Multi-Asset Income Fund) to October 31, 2015.
*** Fiscal period from September 16, 2016 (commencement of operations of Class A, Class C, Institutional Class and Class R6 of Neuberger Berman U.S. Equity Index PutWrite Strategy Fund) to October 31, 2016.

**** Fiscal period from April 12, 2017 (commencement of operations of Class A, Class C, Institutional Class and Class R6 of Neuberger Berman Hedged Option Premium Strategy Fund) to October 31, 2017.
^ No data available because this Class of the Fund had not yet commenced operations.

For each Fund that offers a Class that is sold directly to investors, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder list, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund’s shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds’ shareholders any investment products or services other than those managed by NBIA or distributed by the Distributor.

From time to time, the Distributor and/or NBIA and/or their affiliates may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Institutional Class and Class R6, and Distribution and Shareholder Services Agreements with respect to Class A and Class C (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2018. The Distribution Agreements may be renewed annually with respect to a Fund if specifically approved by (1) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the outstanding shares of that Fund. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreement.

Additional Payments to Financial Intermediaries

The Distributor and/or NBIA and/or their affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares.  No such payments are made with respect to Class R6 shares.

Such payments (often referred to as revenue sharing payments) are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting the Distributor’s and/or NBIA’s and/or their affiliates’ personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing the Distributor’s and/or NBIA’s and/or their affiliates’ personnel to attend conferences.  The Distributor and/or NBIA and/or their affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, the Distributor and/or NBIA and/or their affiliates may pay for: placing the Funds on the Financial Intermediary’s sales system, preferred or recommended fund list,

providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.  Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of such payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, actual or expected sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by the Distributor and/or NBIA and/or their affiliates and the Financial Intermediaries or any combination  thereof.  The amount of  these payments is determined at the discretion of the Distributor and/or NBIA and/or their affiliates from time to time, may be substantial, and may be different for different  Financial  Intermediaries based on,  for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Funds or of any particular share class of the Funds.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses.  You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Fund.

In  addition  to  the  compensation  described above, the Funds and/or the Distributor and/or NBIA and/or their affiliates may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction  processing  services  related to the maintenance of accounts for retirement and benefit plans and other  omnibus accounts (“subaccounting fees”).  Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

The Distributor and NBIA and their affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, NBIA and/or its affiliates benefit from the incremental management and other fees paid to NBIA and/or its affiliates by the Funds with respect to those assets.

Distribution Plan (Class A Only)

The Trust, on behalf of each Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to Class A of each Fund.  The Plan provides that Class A of each Fund will compensate the Distributor for administrative and other services provided to Class A of the Fund, its activities and expenses related to the sale and distribution of Class A shares, and ongoing services to investors in Class A of the Fund. Under the Plan, the Distributor receives from Class A of each Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. The Distributor may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s Plan complies with these rules.

The table below sets forth the amount of fees accrued for Class A of the Funds indicated below:

Class A	Fiscal Year Ended October 31,
	2017	2016	2015
Hedged Option Premium Strategy	$35****	N/A^	N/A^
Long Short	$401,927	$677,360	$978,592
Long Short Credit	$6,814	$3,003	$877*
Multi-Asset Income	$1,462	$1,273	$736**
U.S. Equity Index PutWrite Strategy	$5,152	$66***	N/A^
* Fiscal period from June 26, 2015 (commencement of operations of Class A of Neuberger Berman Long Short Credit Fund) to October 31, 2015.
** Fiscal period from March 27, 2015 (commencement of operations of Class A of Neuberger Berman Multi-Asset Income Fund) to October 31, 2015.
*** Fiscal period from September 16, 2016 (commencement of operations of Class A of Neuberger Berman U.S. Equity Index PutWrite Strategy Fund) to October 31, 2016.
**** Fiscal period from April 12, 2017 (commencement of operations of Class A of Neuberger Berman Hedged Option Premium Strategy Fund) to October 31, 2017.
^ No data available because this Class of the Fund had not yet commenced operations.

Distribution Plan (Class C Only)

The Trust, on behalf of each Fund, has adopted a Plan with respect to Class C of each Fund.  The Plan provides that Class C of each Fund will compensate the Distributor for administrative and other services provided to Class C of the Fund, its activities and expenses related to the sale and distribution of Class C shares, and ongoing services to investors in Class C of the Fund. Under the Plan, the Distributor receives from Class C of each Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets of which 0.75% is a distribution fee and 0.25% is a service fee. The Distributor may pay up to the full amount of this fee to Institutions that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s Plan complies with these rules.

The table below sets forth the amount of fees accrued for Class C of the Funds indicated below:

Class C	Fiscal Year Ended October 31,
	2017	2016	2015
Hedged Option Premium Strategy	$161****	N/A^	N/A^
Long Short	$1,030,536	$1,489,430	$2,067,423
Long Short Credit	$9,944	$9,554	$3,413*
Multi-Asset Income	$6,850	$4,858	$2,924**
U.S. Equity Index PutWrite Strategy	$1,766	$103***	N/A^
* Fiscal period from June 26, 2015 (commencement of operations of Class C of Neuberger Berman Long Short Credit Fund) to October 31, 2015.
** Fiscal period from March 27, 2015 (commencement of operations of Class C of Neuberger Berman Multi-Asset Income Fund) to October 31, 2015.
*** Fiscal period from September 16, 2016 (commencement of operations of Class C of Neuberger Berman U.S. Equity Index PutWrite Strategy Fund) to October 31, 2016.
**** Fiscal period from April 12, 2017 (commencement of operations of Class C of Neuberger Berman Hedged Option Premium Strategy Fund) to October 31, 2017.^ No data available because this Class of the Fund had not yet commenced operations.

Distribution Plan (Class A and Class C)

Each Plan requires that the Distributor provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.

Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the applicable Classes of the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

Each Plan is renewable from year to year with respect to a Class of a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. A Plan may not be amended to increase materially the amount of fees paid by any Class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the Class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a Class of a Fund at any time by a vote of a majority of the Rule 12b‑1 Trustees or by a 1940 Act majority vote of the outstanding shares in the Class.

From time to time, one or more of the Funds may be closed to new investors. Because the Plans pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

Each Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of a Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent.

Each Fund normally calculates its NAV on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well. In the event of an emergency or other disruption in trading on the Exchange, a Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although a Fund may decide to remain open and in such a case, the Fund would post a notice on www.nb.com.

A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated.

A Fund uses one or more independent pricing services approved by the Board of Trustees to value its equity portfolio securities

(including exchange-traded derivative instruments and securities issued by ETFs). An independent pricing service values equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs) listed on the NYSE, the NYSE MKT LLC or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security or other instrument on a particular day, the independent pricing services may value the security or other instrument based on market quotations.

A Fund uses one or more independent pricing services approved by the Board of Trustees to value its debt portfolio securities and other instruments, including certain derivative instruments that do not trade on an exchange. Valuations of debt securities and other instruments provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Valuations of derivatives that do not trade on an exchange provided by an independent pricing service are based on market data about the underlying investments. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value, unless other factors indicate that this method does not provide an accurate estimate of the short-term security’s value.

NBIA has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated NAV per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if NBIA believes in good faith that the valuation received does not reflect the amount a Fund might reasonably expect to receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods the Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. A Fund may also use these methods to value certain types of illiquid securities and instruments for which broker quotes are rarely, if ever, available, such as options that are out of the money, or for which no trading activity exists. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s NAV calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.

The value of a Fund’s investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.

If, after the close of the principal market on which a security is traded and before the time a Fund’s securities are priced that day, an event occurs that NBIA deems likely to cause a material change in the value of that security, the Fund Trustees have authorized NBIA, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant with respect to the security in question.

The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.  The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the time as of which a Fund’s share price is calculated.  Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund’s share price is calculated to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of a Fund may be significantly affected on days when shareholders do not have access to that Fund.

Under the 1940 Act, the Funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

Subscriptions in Kind

The Funds may from time to time accept securities in exchange for Fund shares.

Financial Intermediaries

The Funds have authorized one or more Financial Intermediaries to receive purchase and redemption orders on their behalf.  Such Financial Intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Funds’ behalf.  A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or its designee receives the order.  Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “received in proper form” as defined in the Prospectuses.

Automatic Investing and Dollar Cost Averaging

Shareholders that hold their shares directly with a Fund (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in an eligible money market fund outside the Neuberger Berman fund family or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. A Direct Shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

Sales Charges

Dealer commissions and compensation.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. Commissions on such investments are paid to dealers at the following rates: 1.00% on amounts from $1 million to $3,999,999, 0.50% on amounts from $4 million to $29,999,999 and 0.25% on amounts from $30 million and above. Commissions are based on cumulative investments and are reset annually.

See the Funds’ Prospectuses for information regarding sales charge reductions and waivers.

ADDITIONAL EXCHANGE INFORMATION

As more fully set forth in the respective fund’s prospectus, if shareholders purchased Institutional Class, Investor Class, Trust Class, or Class R6 shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment and other eligibility requirements of the other fund(s) are met.  Investor Class shares of a fund in the fund family may also be exchanged for Trust Class shares where the Distributor is the Institution acting as the record owner on behalf of the shareholder making the exchange. Class R6 shares of a fund in the fund family may also be exchanged for Institutional shares where (1) the Distributor is the Institution acting as the record owner on behalf of the shareholder making the exchange, and (2) Class R6 shares of the other fund in the fund family are not available (otherwise, Class R6 shares would be exchanged for Class R6 shares of the other fund in the fund family).

In addition, Grandfathered Investors (as defined in the Class A and Class C shares prospectuses) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

An Institution may exchange a fund’s Advisor Class, Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3, and Class R6 shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution.  Most Institutions allow you to take advantage of the exchange program.

If shareholders purchased shares of a fund in the fund family directly, with the exception of Class R6, they may exchange those shares for shares of the following eligible money market funds (and classes): Investment Class shares of State Street Institutional U.S. Government Money Market Fund and Investment Class shares of State Street Institutional Treasury Plus Money Market Fund. An investor may exchange shares of an eligible money market fund for shares of a particular class of a fund in the Neuberger Berman fund family only if the investor holds, through the Distributor, both shares of that eligible money market fund and shares of that particular class of that fund in the Neuberger Berman fund family.

Exchanges are generally not subject to any applicable sales charges.  However, exchanges from eligible money market funds are subject to any applicable sales charges on the fund in the Neuberger Berman fund family being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the Neuberger Berman fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or other distributions from a fund in the Neuberger Berman fund family having a sales charge.

Most investment providers allow you to take advantage of the exchange program.  Please contact your investment provider or the Distributor for further information on exchanging your shares.

Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a redemption (sale) and purchase, respectively, of shares of the two funds for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized on the exchange.

A Fund may terminate or materially alter its exchange privilege without notice to shareholders.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

The right to redeem a Fund’s shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when the bond market is closed, (3) when trading on the NYSE is restricted, (4) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (5) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (3) or (4) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

Redemptions in Kind

Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when NBIA or the Fund Trustees determine that it is in the best interests of a Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Fund’s Trustees.

CONVERSION INFORMATION

If consistent with your investment provider’s program, Class A and Class C shares of a Fund that have been purchased by an investment provider on behalf of clients may be converted into Institutional Class shares of the same Fund provided any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund are satisfied.  Notwithstanding the foregoing, at the request of an investment provider on behalf of its similarly-situated clients as a group, and subject to approval by the Board of Trustees (which will determine in its reasonable business judgment whether the conversion will be in the best interests of the affected Fund), shares of one class of a Fund may be converted into/reclassified as shares of a different class of the same Fund provided that the shareholder satisfies the conditions for investing in the class into which the conversion is sought (as described in the applicable Fund’s prospectus and SAI).  Any such conversion will be effected at NAV without the imposition of any sales load, fee or other charges by the Fund.  Please contact your investment provider about any fees that it may charge. Share conversion privileges may not be available for all accounts and may not be offered at all investment providers.

Institutional Class, Class A, and Class C shares of a Fund may be converted to Class R6 shares of the same Fund, provided that any eligibility requirements of Class R6 shares are met.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund distributes to its shareholders substantially all of the net investment income it earns (by Class, after deducting expenses attributable to the Class) and any net capital gains (both long-term and short-term) and net gains from foreign currency transactions, if any, it realizes that are allocable to that Class. A Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include net capital and foreign currency gains and losses. Net investment income and realized gains and losses of each Fund are reflected in its NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

Neuberger Berman Long Short Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund normally pay dividends from net investment income once annually, in December. Neuberger Berman Hedged Option Premium Strategy Fund and Neuberger Berman Long Short Credit Fund each generally declares and pays income dividends quarterly and Neuberger Berman Multi-Asset Income Fund generally declares income dividends daily and pays them monthly.  Each Fund normally pays distributions of net realized capital and foreign currency gains, if any, once annually, in December.

Each Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). If you use an investment provider, you must consult it about whether your dividends and other distributions from a Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.  To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.

Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. A cash election with respect to any Fund remains in effect until the shareholder notifies State Street in writing (at the above address) to discontinue the election.

If it is determined that the U.S. Postal Service cannot properly deliver a Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election and the shareholder’s dividends and other distributions thereafter will automatically be reinvested in additional Fund shares of the distributing Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the relevant

Fund at the NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of the Funds

To continue to qualify for treatment as a RIC, each Fund, which is treated as a separate corporation for federal tax purposes, must distribute to its shareholders for each taxable year at least 90% of the sum of (1) its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) plus (2) its net interest income excludable from gross income under section 103(a) of the Code (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies and (b) net income from an interest in a “qualified publicly traded partnership” (i.e., a “publicly traded partnership” that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a)) (“QPTP”) (“Income Requirement”); and

(2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Diversification Requirements”).

If a Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), the Fund generally will be treated as (1) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the Diversification Requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (2) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain

(i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for that treatment for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not, to avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- then, (a) the Fund would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain, as ordinary dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (as described in each Prospectus) (“QDI”) would be taxable for federal tax purposes at the rates for net capital gain -- a maximum of 15% for a single shareholder with taxable income not exceeding $425,800, or $479,000 for married shareholders filing jointly, and 20% for individual shareholders with taxable income exceeding those respective amounts, which apply for 2018 and will be adjusted for inflation annually. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, part of those dividends would be eligible for the dividends-received deduction available to corporations (“DRD”).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. Each Fund intends to continue to make sufficient distributions each year to avoid liability for the Excise Tax.

A Fund’s use of hedging strategies, such as writing (selling) and purchasing options (including each of Neuberger Berman Hedged Option Premium Strategy Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund strategy of writing collateralized put options on U.S. equity indices) and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as “qualifying income” under the Income Requirement.

Some futures contracts, certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) ‑‑ except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement ‑‑ in which a Fund invests may be subject to Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts a Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. A Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

The premium a fund receives for writing (selling) a put or call option is not included in gross income at the time of receipt. If an option written (sold) by a Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. If a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than that amount. If a call option written by a Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.

The recently enacted Tax Cuts and Jobs Act (“Act”) provides that the “all events test” -- which provides that, unless an exception applies, an accrual basis taxpayer (which each Fund is) must include an item of income, such as income from OID and market discount, in gross income when all events have occurred that fix the right to receive that income and the amount thereof can be determined with reasonable accuracy -- generally is treated as met with respect to any income item no later than when it is taken into account as revenue in a financial statement of the taxpayer. Significantly, however, according to the Conference Report on the Act this provision does not require income recognition in situations where the realization event has not yet occurred, such as from securities that are marked-to-market for financial reporting purposes if the gain or loss from them is not realized for federal income tax purposes until the taxpayer disposes of them. It is unclear how this change will affect RICs that invest in fixed-income securities that have OID or market discount; if applied to RICs that invest in municipal bonds, such as the Municipal Funds, they might be required to recognize taxable market discount income currently. This provision is effective for taxable years beginning after December 31, 2018, for income from a debt instrument having OID, and for taxable years beginning after December 31, 2017, for other types of income.

Each Fund may acquire zero coupon or other securities issued with OID, as well as pay-

in-kind securities, which pay “interest” through the issuance of additional securities, and U.S. TIPS, the principal value of which is adjusted daily in accordance with changes in the CPI-U. As a holder of those securities, a Fund must include in gross income the OID that accrues on the securities during the taxable year, as well as such “interest” received on pay-in-kind securities and principal adjustments on U.S. TIPS, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).

A Fund may invest in ownership units (i.e., limited partnership or similar interests) in MLPs, which generally are classified as partnerships (and not treated as corporations) for federal tax purposes.  Most MLPs in which a Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be “qualifying income” for the Fund under the Income Requirement.  If a Fund invests in an MLP, or an ETF organized as a partnership, that is not a QPTP, including a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), the net income the Fund earns therefrom would be treated as such qualifying income only to the extent it would be such if realized directly by the Fund in the same manner as realized by that MLP, ETF or company.

Effective for taxable years beginning after December 31, 2017, and before January 1, 2026, the Act (in general terms) allows certain noncorporate entities a deduction for 20% of, among other things, the aggregate amount of its “qualified REIT dividends” and “qualified publicly traded partnership income” (“QPTPI”) (the latter including income of an entity such as an MLP). Unlike the treatment of somewhat similar items, such as QDI and the DRD and, as described under “Taxation of the Funds’ Shareholders” below, “interest-related dividends,” “short-term capital gain dividends,” and foreign taxes paid, however, the Act does not include any provision for a RIC to pass the character of its qualified REIT dividends and QPTPI through to its shareholders.  Accordingly, an investor who invests in REITs and/or MLPs directly would be able to take advantage of that deduction, whereas a shareholder of a Fund that invests therein would not unless the Act’s provisions are changed.
A Fund may sustain net capital losses (i.e., realized capital losses in excess of realized capital gains, whether short-term or long-term) for a taxable year.  A Fund’s net capital losses, if any, cannot be used by its shareholders (i.e., they do not flow through to its shareholders). Rather, a Fund may use its net capital losses realized in a particular taxable year, subject to applicable limitations, to offset its net capital gains realized in one or more subsequent taxable years (a “capital loss carryover” or “CLCO”) -- realized net capital losses may not be “carried back” -- without being required to distribute those gains to its shareholders.  CLCOs may be applied against realized capital gains in each succeeding taxable year, until they have been reduced to zero.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its investments. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock and of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions attributable to PFIC income will not be eligible for the reduced maximum federal income tax rates on individual shareholders’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including net mark-to-market gain or loss for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so, and each Fund reserves the right to make such investments as a matter of its investment policy.

Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from Financial Instruments on or involving foreign currencies and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and/or resulting in some shareholders’ recognition of capital gain. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, incurring the costs of currency conversion.

A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an

“excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the U.S. Treasury and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts (“IRAs”), and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  A Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

A Fund’s CLCOs may expire, depending on when they arose.  CLCOs that arose in taxable years that began by December 22, 2010, the effective date of the Regulated Investment Company Modernization Act of 2010 (“pre-enactment CLCOs”), will expire after eight taxable years and thus will be unavailable to offset net capital gains, if any, realized after that period.  CLCOs that arose in taxable years that began, or arise in taxable years that begin, after that date (“post-enactment years”), however, do not expire and may be carried forward indefinitely.   A Fund must use net capital losses sustained in a post-enactment year (i.e., which do not expire) before it uses pre-enactment CLCOs (i.e., which are subject to expiration); accordingly, a Fund’s ability to utilize its CLCOs in a given taxable year or in total may be limited.  Because of that ordering rule, pre-enactment CLCOs may be more likely to expire unused.  Capital losses arising in post-enactment years and carried over retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses (as under previous law).

A Fund’s efforts to utilize expiring pre-enactment CLCOs, if any, and thus reduce capital gain distributions, may result in increased portfolio turnover and cause the Fund to incur additional expenses, such as brokerage commissions.  For tax-exempt investors, for whom reduction of those distributions will not be as beneficial as for taxable investors, those additional expenses may be incurred without the full benefits as realized by the taxable investors.

As of October 31, 2017:

(1) Neuberger Berman Hedged Option Premium Strategy Fund had an aggregate CLCO of approximately $0. This CLCO, none of which will expire, is available to offset future realized net capital gains.

(2) Neuberger Berman Long Short Fund had an aggregate CLCO of approximately $35,496,428. This CLCO, none of which will expire, is available to offset future realized net capital gains.

(3) Neuberger Berman Long Short Credit Fund had an aggregate CLCO of approximately $950,543. This CLCO, none of which will expire, is available to offset future realized net capital gains.

(4) Neuberger Berman Multi-Asset Income Fund had an aggregate CLCO of approximately $206,079. This CLCO, none of which will expire, is available to offset future realized net capital gains.

(5) No other Fund has any CLCO.

Taxation of the Funds’ Shareholders

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

Each Fund is required to withhold and remit to the U.S. Treasury 24% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to individual shareholders who are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

Dividends a Fund pays to a nonresident alien individual, a foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on (“effectively connected”) and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  If a foreign shareholder’s ownership of Fund shares is effectively connected, the foreign shareholder will not be subject to that withholding tax but will be subject to federal income tax on income dividends from a Fund as if it were a U.S. shareholder.  A foreign shareholder generally will be exempt from federal income tax on gain realized on the sale of Fund shares and Fund distributions of net capital gain, unless the shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership). Two categories of dividends, “interest-related dividends” and “short-term capital gain dividends,” a Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders also are exempt from that tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.  “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” (i.e., net short-term capital gain, computed with certain adjustments).

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are shareholders of a Fund may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends a Fund pays and (2) certain capital gain distributions and the proceeds of redemptions of Fund shares it pays after December 31, 2018.  As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service.  Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service.  An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders.  An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the Service.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above.  Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

As described in “Maintaining Your Account” in each Prospectus, a Fund may close a shareholder’s account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

A shareholder’s basis in Fund shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method.  The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Special Tax Considerations Pertaining to Funds of Funds

If a Fund invests its assets in shares of underlying funds, the Fund’s distributable net income and net realized capital gains will include dividends and other distributions, if any, from those underlying funds and reflect gains and losses on the disposition of underlying funds’ shares. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund that invests therein will not be able to benefit from those losses unless and until (1) the underlying fund realizes gains that it can offset by those losses or (2) the Fund in effect recognizes its (indirect) proportionate share of those losses (which will be reflected in the underlying fund’s shares’ NAV) when it disposes of the shares. Moreover, even when a Fund does make such a disposition at a loss, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund will not be able to offset any net capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the so-called “wash sale” rules may apply to Fund redemptions of underlying fund shares that have generated losses. A wash sale occurs if a Fund redeems shares of an underlying fund (whether for rebalancing the Fund’s portfolio of underlying fund shares or otherwise) at a loss and the Fund acquires other shares of that underlying fund during the period beginning 30 days before and ending 30 days after the date of the redemption. Any loss a Fund realizes on such a redemption will be disallowed to the extent of such a replacement, in which event the basis in the acquired shares will be adjusted to reflect the disallowed loss. These rules could defer a Fund’s losses on wash sales of underlying fund shares for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net realized capital gains that a Fund will be required to distribute to its shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds in which it invests (“underlying funds’ securities”), rather than investing in the underlying fund shares. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, QDI, and eligibility for the DRD) will not necessarily be the same as it would have been had the Fund invested directly in the underlying fund’s securities.

Depending on a Fund’s percentage ownership in an underlying fund before and after a redemption of the underlying fund’s shares, the redemption may be treated as a dividend in the full amount of the redemption proceeds instead of generating a capital gain or loss. This could be the case where the underlying fund is not a “publicly offered [RIC]” (as defined in the Code) or is a closed-end fund and the Fund redeems only a small portion of its interest therein. Dividend treatment of a redemption by a Fund would affect the amount and character of income the Fund must distribute for the taxable year in which the redemption occurrs. It is possible that such a dividend would qualify as QDI if the underlying fund reports the distribution of the redemption proceeds as such; otherwise, it would be taxable as ordinary income and could cause shareholders of the redeeming Fund to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying fund directly.

If a Fund receives dividends from an underlying fund that reports the dividends as QDI and/or as eligible for the DRD, then the Fund would be permitted, in turn, to report to its shareholders the portions of its distributions attributable thereto as QDI and/or eligible for the DRD, respectively, provided the Fund meets applicable holding period and other requirements with respect to the underlying fund’s shares.

If a Fund is a “qualified fund of funds” (i.e., a RIC at least 50% of the value of the total assets of which is represented by interests in other RICs at the close of each quarter of its taxable year), it will be able to elect to pass through to its shareholders any foreign taxes paid by an underlying fund in which the Fund invests that itself has elected to pass those taxes through to its shareholders, so that shareholders of the Fund would be eligible to claim a tax credit or deduction for those taxes (as well as any foreign taxes paid by the Fund).  However, even if a Fund qualifies to make the election for any year, it may determine not to do so.

*            *            *            *            *

The foregoing is an abbreviated summary of certain federal tax considerations affecting each Fund and its shareholders.  It does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to shareholders in light of their particular circumstances.  It is based on current provisions of the Code and the regulations promulgated thereunder and judicial decisions and administrative pronouncements published at the date of this SAI, all of which are subject to change, some of which may be retroactive.  Prospective investors are urged to consult their own tax advisers for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.

FUND TRANSACTIONS

In effecting securities transactions, the Funds seek to obtain the best price and execution of orders.  While affiliates of NBIA are permitted to act as brokers for the Funds in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution (“Affiliated Brokers”), the Funds generally will use unaffiliated brokers.  For Fund transactions which involve securities traded on the OTC market, the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.

Purchases and sales of certain debt securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Funds typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

For Fund transactions which involve securities traded on the OTC market, a Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities. Loans will be purchased in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase loans from these financial institutions, the Manager may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with a Fund’s disposition of loans.

Neuberger Berman Hedged Option Premium Strategy Fund commenced operations on April 12, 2017; therefore, the Fund does not have brokerage data for the fiscal years ended October 31, 2015 and 2016.

During the fiscal year ended October 31, 2017, Neuberger Berman Hedged Option Premium Strategy Fund did not pay any brokerage commissions.

During the fiscal year ended October 31, 2015, Neuberger Berman Long Short Fund paid brokerage commissions of $3,111,483, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2016, Neuberger Berman Long Short Fund paid brokerage commissions of $2,119,555, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2017, Neuberger Berman Long Short Fund paid brokerage commissions of $$2,143,639, of which $0 was paid to Neuberger Berman. During the fiscal year ended October 31, 2017, transactions in which Neuberger Berman Long Short Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by Neuberger Berman Long Short Fund. 100% of the $2,143,639 paid to other brokers by Neuberger Berman Long Short Fund during that fiscal year (representing commissions on transactions involving approximately $3,507,722,996) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2017, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co., Inc.; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., Inc., $69,752,913..

Neuberger Berman Long Short Credit Fund commenced operations on June 26, 2015.  During the fiscal year ended October 31, 2015, Neuberger Berman Long Short Credit Fund paid brokerage commissions of $1,519, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2016, Neuberger Berman Long Short Credit Fund paid brokerage commissions of $50, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2017, Neuberger Berman Long Short Credit Fund paid brokerage commissions of $$414, of which $0 was paid to Neuberger Berman. During the fiscal year ended October 31, 2017, transactions in which Neuberger Berman Long Short Credit Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by Neuberger Berman Long Short Credit Fund. 100% of the $415 paid to other brokers by Neuberger Berman Long Short Credit Fund during that fiscal year (representing commissions on transactions involving approximately $336,022) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2017, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Barclay Capital, Inc., and JP Morgan Chase & Co., Inc.; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Barclay Capital Inc., $574,375; and JP Morgan Chase & Co., Inc., $820,400.

Neuberger Berman Multi-Asset Income Fund commenced operations on March 27, 2015.  During the fiscal year ended October 31, 2015, Neuberger Berman Multi-Asset Income Fund paid brokerage commissions of $4,872, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2016, Neuberger Berman Multi-Asset Income Fund paid brokerage commissions of $3,697, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2017, Neuberger Berman Multi-Asset Income Fund paid brokerage commissions of $ 5,177, of which $0 was paid to Neuberger Berman. During the fiscal year ended October 31, 2017, transactions in which Neuberger Berman Multi-Asset Income Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by Neuberger Berman Multi-Asset Income Fund. 100% of the $5,177 paid to other brokers by Neuberger Berman Multi-Asset Income Fund during that fiscal year (representing commissions on transactions involving approximately $10,609,886) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2017, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co, Inc., Citigroup Global Markets, Inc., Goldman Sachs & Co., Morgan Stanley & Co., Inc., and Bank of America Securities LLC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co, Inc., $415,176; Citigroup Global Markets, Inc., $199,128; Goldman Sachs & Co., $137,551; Morgan Stanley & Co., Inc., $121,770; and Bank of America Securities LLC, $54,728.

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund commenced operations on September 16, 2016. During the fiscal year ended October 31, 2016, Neuberger Berman U.S. Equity Index PutWrite Strategy Fund did not pay brokerage commissions. During the fiscal year ended October 31, 2016, the Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended October 31, 2017, Neuberger Berman U.S. Equity Index PutWrite Strategy Fund did not pay brokerage commissions. During the fiscal year ended October 31, 2017, the Fund did not acquire or hold any securities of its regular brokers or dealers.The amount of brokerage commissions paid by a Fund may vary significantly from year to year due to a variety of factors, including the types of investments selected by the Manager, investment strategy changes, changing asset levels, shareholder activity, and/or portfolio turnover.

Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution.  In selecting a broker other than an Affiliated Broker, as defined below, to execute Fund transactions, NBIA generally considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information or services (“research services”) provided by those brokers as well as any expense offset arrangements offered by the brokers.

Each Fund may use an Affiliated Broker where, in the judgment of NBIA, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds’ knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

The use of an Affiliated Broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NBIA expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by each Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, with respect to each Fund the commissions paid an Affiliated Broker will be at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability in NBIA’s judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, when an Affiliated Broker is executing portfolio transactions on behalf of a Fund, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability.

To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions, NBIA considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by non-affiliated brokers.

A committee comprised of officers of NBIA who are portfolio managers of the Funds and Other NB Funds (collectively, “NB Funds”) and some of NBIA’s managed accounts (“Managed Accounts”) periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Funds by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds’ benefit.

In certain instances the Manager may specifically allocate brokerage for research services (including research reports on issuers and industries, as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, the Manager always considers its best execution obligation when deciding which broker to utilize.

Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by a Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.

Each Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NBIA (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the Manager’s investment outlook.

Proxy Voting

The Board of Trustees has delegated to NBIA the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, NBIA is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board of Trustees permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Funds. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines.

NBIA’s guidelines adopt the voting recommendations of Glass Lewis for its respective investment advisory clients. NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NBIA and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Each Fund may invest in shares of affiliated funds. When a Fund holds shares of underlying affiliated funds, the Fund will vote proxies of those funds in the same proportion as the vote of all other holders of the fund’s shares, unless the Board otherwise instructs.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or by visiting www.nb.com or the website of the SEC, www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NBIA or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NBIA (the “Potential Recipients”) unless such disclosure is consistent with the Funds’ legitimate business purposes and is in the best interests of their shareholders (the “Best Interests Standard”).

NBIA and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NBIA or the Funds with a specific business reason to know the portfolio holdings of the Funds (e.g., custodians, prime brokers, etc.) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” NBIA may expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NBIA’s legal and compliance department.  These procedures are designed to address conflicts of interest between the shareholders, on the one hand, and NBIA or any affiliated person of either NBIA or the Funds on the other, by creating a review and approval process of Potential Recipients of portfolio holdings consistent with the Best Interests Standard.

Selective Disclosure Procedures

Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NBIA’s legal and compliance department or to the Funds’ Chief Compliance Officer for review, approval and processing.

Neither the Funds, NBIA,  nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings. Each Allowable Recipient must be subject to a duty of confidentiality or sign a non-disclosure agreement, including an undertaking not to trade on the information, before they may become an Approved Recipient. Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Funds’ Chief Compliance Officer shall report any material issues that may arise under these policies to the Board of Trustees.

Pursuant to a Code of Ethics adopted by the Funds and NBIA (“NB Code”), employees are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities require knowledge of the information. The NB Code also prohibits any individual associated with the Funds or NBIA, from engaging directly or indirectly, in any transaction in securities held or to be acquired by the Funds while in possession of material nonpublic information regarding such securities or their issuer.

Portfolio Holdings Approved Recipients

The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

State Street Bank and Trust Company (“State Street”). Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund have selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets.  As custodian, State Street creates and maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

Prime Brokers. Neuberger Berman Long Short Credit Fund may enter into prime brokerage arrangements.  These prime brokers may receive portfolio holdings information prior to their being made public.  The prime broker would create and maintain records relating to the Fund’s short sales, futures contracts, options contracts, or other contracts.  Each prime broker that receives such information will be subject to an agreement to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

         Securities Lending Agent.  Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Fund and Neuberger Berman Multi-Asset Income Fund may enter into a securities lending agreement under which the Fund loans securities to a counterparty acting as a principal borrower or a lending agent.  Those principal borrowers or agents may receive each Fund’s portfolio holdings daily.  Each such principal borrower that receives such information is or will be subject to an agreement that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower.  Each Fund may pay a fee for agency and/or administrative services related to its role as lending agent.  Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

Other Third-Party Service Providers to the Funds.  The Funds may also disclose portfolio holdings information prior to its being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms, pricing vendors and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.

In addition, the Funds may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NBIA and/or Neuberger Berman.  Currently, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund provide complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) and Hedgemark Risk Analytics, LLC (“Hedgemark”) each day for this purpose.  FactSet and Hedgemark receive reasonable compensation for their services.

The Funds may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a corporate action service provider, ISS, although they typically receive holdings information after that information is already public. The Funds may also, from time to time, disclose portfolio holdings information to trade organizations, such as the Investment Company Institute and the Loan Syndicates & Trading Association.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

        Rating, Ranking and Research Agencies.  Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.  Each Fund provides its complete portfolio holdings to: Lipper, a Reuters company, on the sixth business day of each month, Bloomberg and Morningstar on the sixth business day of each month, with a one month delay (but if a Fund posts its holdings quarterly, it provides its holdings on a quarterly basis) and RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay).  No compensation is received by any Fund, NBIA or any other person in connection with the disclosure of this information.  NBIA either has entered into or expects shortly to enter into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

REPORTS TO SHAREHOLDERS

Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firm for the Fund. Each Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of March 27, 2014.  The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has eight separate operating series.  The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Prior to June 1, 2009, the name of the Trust was Lehman Brothers Institutional Liquidity Funds. Prior to October 8, 2010, the name of the Trust was Neuberger Berman Institutional Liquidity Funds.

Description of Shares.  Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder Meetings.  The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of that Fund or Class entitled to vote at the meeting.

Certain Provisions of Trust Instrument.  Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

Other.  For Fund shares that can be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with the Distributor to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund have selected State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, as custodian for its securities and cash. State Street also serves as each Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center.

All correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Each of Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund has selected Ernst & Young LLP, as the independent registered public accounting firm that will audit its financial statements.

Neuberger Berman Long Short Fund has selected Tait, Weller & Baker LLP, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2018, the following are all of the beneficial and record owners of five percent or more of a Class of a Fund’s shares. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

Fund and Class	Name and Address	Percentage of Shares Held
Neuberger Berman Hedged Option Premium Strategy Class A	NFS LLC FEBO NEUBERGER BERMAN INVST ADVISERS LLC ATTN JIM DEMPSEY 1290 AVE OF THE AMERICAS NEW YORK NY 10104-0101	100%

Neuberger Berman Hedged Option Premium Strategy Class C	NFS LLC FEBO NEUBERGER BERMAN INVST ADVISERS LLC ATTN JIM DEMPSEY 1290 AVE OF THE AMERICAS NEW YORK NY 10104-0101	71.61%

Fund and Class	Name and Address	Percentage of Shares Held
	NFS LLC FEBO FMT CO CUST IRA FBO HEATHER HOLECEK OAKDALE NY 11769-1441	14.25%
	NFS LLC FEBO FMT CO CUST IRA ROLLOVER FBO WILLIAM HOLCEK HUNTINGTON NY 11743-1905	14.12%
Neuberger Berman Hedged Option Premium Strategy Class R6	NFS LLC FEBO NEUBERGER BERMAN INVST ADVISERS LLC ATTN JIM DEMPSEY 1290 AVE OF THE AMERICAS NEW YORK NY 10104-0101	100%
Neuberger Berman Hedged Option Premium Strategy Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	98.65%
Neuberger Berman Long Short Class A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	32.53%

MLPF&S FOR THE SOLE BENEFIT OF ITS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	21.67%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR	8.16%

Fund and Class	Name and Address	Percentage of Shares Held
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	7.39%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.64%
Neuberger Berman Long Short Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	25.76%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.84%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	12.53%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	12.33%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.51%

Fund and Class	Name and Address	Percentage of Shares Held
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	8.97%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.19%
Neuberger Berman Long Short Institutional Class	WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT CASH/CASH XXXX0 PO BOX 1533 MINNEAPOLIS MN 55480-1533	40.33%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	17.08%
	JP MORGAN SECURITIES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0001	7.00%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.88%
Neuberger Berman Long Short Credit Class A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	48.79%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	24.90%

Fund and Class	Name and Address	Percentage of Shares Held

	NFS LLC FEBO NEUBERGER BERMAN GROUP LLC 1290 AVE OF THE AMERICAS 22ND FL ATTN: JIM DEMPSEY NEW YORK NY 10104-0002	23.92%
Neuberger Berman Long Short Credit Class C	NFS LLC FEBO NEUBERGER BERMAN GROUP LLC 1290 AVE OF THE AMERICAS 22ND FL ATTN: JIM DEMPSEY NEW YORK NY 10104-0002	84.55%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	15.44%
Neuberger Berman Long Short Credit Class R6	NFS LLC FEBO NEUBERGER BERMAN GROUP LLC 1290 AVE OF THE AMERICAS 22ND FL ATTN: JIM DEMPSEY NEW YORK NY 10104-0002	84.39%

	NEUBERGER BERMAN MULTI-ASSET INCOME FUND 1290 AVENUE OF THE AMERICAS ATTN FUND ADMIN 22ND FL MAIL STOP 7 NEW YORK NY 10104-0101	8.29%
	NEUBERGER BERMAN LLC FBO GLOBAL ALLOCATION FUND 1290 AVENUE OF THE AMERICAS ATTN FUND ADMIN 22ND FL MAIL STOP 7 NEW YORK NY 10104-0101	7.13%
Neuberger Berman Long Short Credit Institutional Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	40.92%

Fund and Class	Name and Address	Percentage of Shares Held
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	24.54%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	17.89%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	16.28%

Neuberger Berman Multi-Asset Income Class A	NFS LLC FEBO NEUBERGER BERMAN GROUP LLC 1290 AVE OF THE AMERICAS 22ND FL ATTN: JIM DEMPSEY NEW YORK NY 10104-0002	77.81%
Neuberger Berman Multi-Asset Income Class C	NFS LLC FEBO NEUBERGER BERMAN GROUP LLC 1290 AVE OF THE AMERICAS 22ND FL ATTN: JIM DEMPSEY NEW YORK NY 10104-0002	69.54%
	NFS LLC FEBO NFS/FMTC IRA FBO NORMA KOOB VILLA PARK CA 92861-6424	7.25%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.16%

Fund and Class	Name and Address	Percentage of Shares Held
	NFS LLC FEBO NFS/FMTC IRA FBO ANN PANCONI PASADENA CA 91105-2631	5.94%
	NFS LLC FEBO EVELYN CURRIE TTEE CURRIE FAMILY SURVIVOR’S TRUST U/A 10/8/80 ANAHEIM HILLS CA 92808-1316	5.90%
	NFS LLC FEBO NFS/FMTC IRA FBO NANCY L TSAI PLEASANTON CA 94566-3703	5.17%

Neuberger Berman Multi-Asset Income Class R6	NFS LLC FEBO NEUBERGER BERMAN GROUP LLC 1290 AVE OF THE AMERICAS 22ND FL ATTN: JIM DEMPSEY NEW YORK NY 10104-0002	100%
Neuberger Berman Multi-Asset Income Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	98.26%
Neuberger Berman U.S. Equity Index PutWrite Strategy Class A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	50.73%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	15.66%

Fund and Class	Name and Address	Percentage of Shares Held
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.39%
	NFS LLC FEBO KENNETH B PETERSON AUDREY M PETERSON BELLINGHAM WA 98226-4140	11.51%
Neuberger Berman U.S. Equity Index PutWrite Strategy Class C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	44.87%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	15.77%
	STOCKCROSS FINANCIAL SERVICES RANZA BOGGESS JR REV TRUST UAD 06/21/1999 RANZA BOGGESS & BARBARA SANBORN TTEES PAGOSA SPRINGS CO 81147-5589	10.09%
	NFS LLC FEBO NEUBERGER BERMAN INVST ADVISERS LLC ATTN JIM DEMPSEY 1290 AVE OF THE AMERICAS NEW YORK NY 10104-0101	5.99%
	STOCKCROSS FINANCIAL SERVICES BARBARA BRAHAM SANBORN REV TR UAD 6/21/1999 BARBARA SANBORN & RANZA BOGGESS TTEES PAGOSA SPRINGS CO 81147-5589	5.04%

Fund and Class	Name and Address	Percentage of Shares Held
Neuberger Berman U.S. Equity Index PutWrite Strategy Class R6	PFIZER INC & NORTHERN TRUST CO MASTER TRUST AGREEMENT BETWEEN C/O PFIZER INC 235 E 42ND ST 28TH FLOOR NEW YORK NY 10017-5703	86.95%
	NEUBERGER BERMAN LLC FBO GLOBAL ALLOCATION FUND 1290 AVENUE OF THE AMERICAS ATTN FUND ADMIN 22ND FL MAIL STOP 7 NEW YORK NY 10104-0101	8.30%

Neuberger Berman U.S. Equity Index PutWrite Strategy Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	50.75%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	31.73%

As of January 31, 2018, the following shareholders owned of record or beneficially more than 25% of the outstanding shares of a Fund as set forth below. A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Fund	Name and Address	Percentage of Shares Held
Neuberger Berman Hedged Option Premium Strategy	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	87.56%
Neuberger Berman Long Short	WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT CASH/CASH XXXX0 PO BOX 1533 MINNEAPOLIS MN 55480-1533	38.58%
Neuberger Berman Long Short Credit	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	38.61%
Neuberger Berman Long Short Credit	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	25.74%
Neuberger Berman Multi-Asset Income	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	98.21%
Neuberger Berman U.S. Equity Index PutWrite Strategy	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	46.15%

Fund and Class	Name and Address	Percentage of Shares Held
Neuberger Berman U.S. Equity Index PutWrite Strategy	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	30.37%

REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The following financial statements and related documents are incorporated herein by reference from the Funds’ Annual Report to shareholders for the fiscal year ended October 31, 2017:

The audited financial statements of Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund and notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.

The audited financial statements of Neuberger Berman Long Short Fund and notes thereto, and the reports of Tait, Weller & Baker LLP, independent registered public accounting firm, with respect to such audited financial statements.

Appendix A

Long-Term and Short-Term Debt Securities Rating Descriptions

S&P Global Ratings Long-Term Issue Credit Ratings*:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
A-1

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (“Moody’s”) -- Global Long-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

A-2

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch Ratings (“Fitch”) -- Corporate Finance Obligations – Long-Term Rating Scale:

The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’.

A-3

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’.

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’.

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’, ‘RR5’ or ‘RR6’.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

DBRS --Long Term Obligations Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

A-4

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

S&P Global Ratings -- Short-Term Issue Credit Ratings:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-5

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s -- Global Short-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-6

Fitch -- Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:

The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS -- Commercial Paper and Short-Term Debt Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

A-7

NEUBERGER BERMAN ALTERNATIVE FUNDS
STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2018

Fund	Institutional Class	Class A	Class C	Class R6
Neuberger Berman Global Allocation Fund	NGLIX	NGLAX	NGLCX	NRGLX
Neuberger Berman Risk Balanced Commodity Strategy Fund	NRBIX	NRBAX	NRBCX	-

1290 Avenue of the Americas, New York, NY 10104
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Neuberger Berman Global Allocation Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund (each a “Fund,” and collectively, the “Funds”) are mutual funds that offer shares pursuant to prospectuses dated February 28, 2018.
The prospectus and summary prospectus (together, the “Prospectus”) for your share class provide more information about your Fund that you should know before investing. You can get a free copy of the Prospectus, annual report and/or semi-annual report for your share class from Neuberger Berman Investment Advisers LLC (“NBIA” or the “Manager”), 1290 Avenue of the Americas, New York, NY 10104, or by calling the appropriate number listed above for your share class. You should read the Prospectus for your share class and consider the investment objective, risks, and fees and expenses of your Fund carefully before investing.
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for your share class.  This SAI is not an offer to sell any shares of any class of the Funds.  A written offer can be made only by a Prospectus.
Each Fund’s financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Fund’s annual report to shareholders into (and are therefore legally part of) this SAI.
No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.

Page
INVESTMENT INFORMATION	1
Investment Policies and Limitations	1
Cash Management and Temporary Defensive Positions	5
Additional Investment Information	5

PERFORMANCE INFORMATION	82

TRUSTEES AND OFFICERS	82
Information about the Board of Trustees	83
Information about the Officers of the Trust	88

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	99
Investment Manager and Administrator	99
Management and Administration Fees	102
Contractual Expense Limitations	103
Advisory Fee Waiver	105
Portfolio Manager Information	105
Other Investment Companies or Accounts Managed	109
Codes of Ethics	110
Management and Control of NBIA	111

DISTRIBUTION ARRANGEMENTS	111
Distributor	111
Additional Payments to Financial Intermediaries	113
Distribution Plan (Class A Only)	114
Distribution Plan (Class C Only)	115
Distribution Plan (Class A and Class C)	116
ADDITIONAL PURCHASE INFORMATION	117
Share Prices and Net Asset Value	117
Subscriptions in Kind	119
Financial Intermediaries	119
Automatic Investing and Dollar Cost Averaging	119
Sales Charges	120

ADDITIONAL EXCHANGE INFORMATION	120

ADDITIONAL REDEMPTION INFORMATION	121
Suspension of Redemptions	121
Redemptions in Kind	122

CONVERSION INFORMATION	122

DIVIDENDS AND OTHER DISTRIBUTIONS	122

ADDITIONAL TAX INFORMATION	123
Taxation of the Funds	123
Taxation of the Funds’ Shareholders	131
Special Tax Considerations Pertaining to Funds of Funds	134

FUND TRANSACTIONS	136
Portfolio Turnover	140
Proxy Voting	140

PORTFOLIO HOLDINGS DISCLOSURE	141
Portfolio Holdings Disclosure Policy	141
Selective Disclosure Procedures	142
Portfolio Holdings Approved Recipients	142

REPORTS TO SHAREHOLDERS	144

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	145

CUSTODIAN AND TRANSFER AGENT	145

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	146

LEGAL COUNSEL	146

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	146

REGISTRATION STATEMENT	150

FINANCIAL STATEMENTS	150

APPENDIX A – LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS	A-1

ii

INVESTMENT INFORMATION
Each Fund is a separate operating series of Neuberger Berman Alternative Funds (“Trust”), a Delaware statutory trust since February 15, 2005, that is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.
Neuberger Berman Global Allocation Fund commenced operations on December 29, 2010. Neuberger Berman Risk Balanced Commodity Strategy Fund commenced operations on August 27, 2012.
The following information supplements the discussion of the Funds’ investment objectives, policies, and limitations in the Prospectuses. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:
(1)    67% of the units of beneficial interest (“shares”) of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or
(2)    a majority of the outstanding shares of the Fund.
These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”
The policy of a Fund permitting it to operate as a non-diversified investment company under the 1940 Act may change by operation of law. Specifically, Rule 13a-1 under the 1940 Act provides in effect that, if a fund’s investment portfolio actually meets the standards of a diversified fund for three consecutive years, the fund’s status will change to that of a diversified fund. By operation of law, each of Neuberger Berman Global Allocation Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund operates as a diversified investment company.
Investment Policies and Limitations
Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on illiquid securities, the Manager will take appropriate steps to reduce the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.
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The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:
1. Borrowing.  No Fund may borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33‑1/3% of the value of a Fund’s total assets, that Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.
2. Commodities.  No Fund may  purchase physical commodities or contracts thereon, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities other than foreign currency), foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.
3.  Industry Concentration (Neuberger Berman Global Allocation Fund).  No Fund may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Industry Concentration (Neuberger Berman Risk Balanced Commodity Strategy Fund).  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that it may invest 25% or more of its total assets in investments that provide exposure to the group of industries that comprise the commodities sector. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
4. Lending. No Fund may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of all or a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.
5. Real Estate.  No Fund may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.
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7. Senior Securities.  No Fund may issue senior securities, except as permitted under the 1940 Act.
8. Underwriting.  No Fund may underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).
For purposes of the investment limitation on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities. Also, this limitation does not prohibit the Funds from purchasing securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, derivative instruments, or from purchasing physical commodities.
For purposes of the limitation on commodities, the restriction does not prevent Neuberger Berman Risk Balanced Commodity Strategy Fund from investing in a wholly owned subsidiary, thereby gaining exposure to the investment returns of commodities markets within the limitations of federal income tax requirements, or from investing in commodity-linked derivative instruments.
With respect to the fundamental policy relating to industry concentration, the policy will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry.
For purposes of a Fund’s industry concentration policy, that Fund will not exclude securities the interest on which is exempt from federal income tax (“tax-exempt securities”) that are issued by municipalities to finance non-governmental projects, such as hospitals (i.e., private activity bonds (“PABs”)), from the industry concentration policy.
For purposes of the investment limitation on concentration in a particular industry, industry classifications are determined for each Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard.
Each Fund has the following additional fundamental investment policy:
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open‑end management investment company having substantially the same investment objective, policies, and limitations as the Fund.
The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:
1. Borrowing (Neuberger Berman Global Allocation Fund).  The Fund may not purchase securities if outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets, but this restriction does not apply to borrowings of money made in connection with short sales.
2. Lending.  Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, no Fund may make any loans other than securities loans.
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3. Margin Transactions. No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin posted as collateral in connection with derivatives transactions and short sales shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.
4. Illiquid Securities.  No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.
5. Investments in Any One Issuer (Neuberger Berman Global Allocation Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund).  At the close of each quarter of each Fund’s taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of the value of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer. These limitations do not apply to government securities, as defined for purposes of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”), or securities of another “regulated investment company” (as defined in section 851 (a) of the Code) (“RIC”).
Notwithstanding the foregoing investment limitation, by operation of law, Neuberger Berman Global Allocation Fund currently operates as a diversified investment company.
6. Investment by a Fund of Funds. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Senior Securities. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.  The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short sales, futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities in amounts deemed sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.  In addition, the non-fundamental policy on borrowing described above does not limit leverage stemming from investment instruments and techniques as to which the SEC or SEC staff has indicated they will not raise senior security concerns.
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Cash Management and Temporary Defensive Positions
For temporary defensive purposes, or to manage cash pending investment or payout, each Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing. These investments may prevent the Fund from achieving its investment objective.
In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NBIA or an affiliate, under specified conditions.  Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or a Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee. A Fund may also invest in such instruments to increase liquidity or to provide collateral to be segregated.
Additional Investment Information
Unless otherwise indicated, the Funds may buy the types of securities and use the investment techniques described below, subject to any applicable investment policies and limitations.  However, the Funds may not buy all of the types of securities or use all of the investment techniques described below.  Each Fund’s principal investment strategies and the principal risks of each Fund’s principal investment strategies are discussed in the Prospectuses.
In reliance on an SEC exemptive order, each Fund may invest in both affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”), (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act and the rules and regulations thereunder. When a Fund invests in underlying funds, it is indirectly exposed to the investment practices of the underlying funds and, therefore, is subject to all the risks associated with the practices of the underlying funds. This SAI is not an offer to sell shares of any underlying fund. Shares of an underlying fund are sold only through the currently effective prospectus for that underlying fund. Unless otherwise noted herein, the investment practices and associated risks detailed below also include those to which a Fund indirectly may be exposed through its investment in an underlying fund. Unless otherwise noted herein, any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund through its investments in underlying funds.
Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash
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collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration). The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.
Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.
Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.
Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.
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A Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund.
Banking and Savings Institution Securities.  These include certificates of deposit (“CDs”), time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which each Fund invests typically are not covered by deposit insurance.
A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.
Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
In response to the 2008 financial turmoil, the U.S. Government is taking a variety of measures to increase the regulation of depository institutions and their holding companies.  On July 21, 2010, the President signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which significantly impacts the financial services industry, including more stringent regulation of depository institutions and their holding companies.  Federal regulatory agencies are in the process of developing regulations to implement many of the Dodd-Frank Act’s provisions, so the full impact and compliance burden on the operations and profitability of depository institutions and their holding companies is not
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yet clear and will not likely be clear for years to come.  Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, depository institutions and their holding companies are likely to be subject to significantly increased regulatory and compliance obligations.  Accordingly, investments in bank paper may not yield expected returns because the increased regulation may significantly curtail the operations and profitability of depository institutions and their holding companies.
In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign banks and foreign branches of U.S. banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.
Collateralized Loan Obligations.  A Fund also may invest in collateralized loan obligations (“CLOs”), which are another type of asset-backed security.  A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield.  The most senior tranche has the best credit quality and the lowest yield compared to the other tranches.  The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults.  However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws.  Therefore, investments in CLOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act.  CLOs normally charge management fees and administrative expenses, which are in addition to those of a Fund.
The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which a Fund invests.  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and a Fund’s Prospectuses (such as interest rate risk and credit risk), CLOs carry risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results.  In addition, interest on certain tranches of a CLO may
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be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments.  Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect a Fund against the risk of loss due to defaults on the collateral.  Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans.  Such CLOs entail the risks of derivative instruments described elsewhere in this SAI.

Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations.  Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.
Commodities Related Investments.  Each Fund may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of the shares of which relates directly to the value of physical commodities held by such an entity.  As an investor in such an entity, a Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in physical commodities.  In addition, a Fund will not qualify as a RIC in any taxable year in which more than 10% of its gross income consists of “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.  A Fund’s investment in securities backed by, or in such entities that invest in, physical commodities, other than shares of a wholly owned Subsidiary (as defined below), would produce non-qualifying income, although investments in certain “commodity-linked notes” and/or in stock of a “controlled foreign corporation” that invests in physical commodities may, under certain circumstances, not produce such income.  To remain within the 10% limitation, a Fund may need to hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so.  The availability of such measures does not guarantee that a Fund would be able to satisfy that limitation.
Exposure to physical commodities may subject a Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of a Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of a Fund’s shares to fall.  No active trading market may exist for certain commodities investments, which may impair the ability of a Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments.  Certain commodities are
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subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
With respect to Neuberger Berman Risk Balanced Commodity Strategy Fund, the commodity-related investments of its wholly-owned Subsidiary (as defined below) will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.
Policies and Limitations.  For the Funds’ policies and limitations on commodities, see “Investment Policies and Limitations -- Commodities” above. In addition, a Fund does not intend to sell commodities related investments when doing so would cause it to fail to qualify as a RIC.
Contingent Convertible Securities. Contingent convertible securities (“CoCos”) are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. The unique equity conversion or principal write-down features of CoCos are tailored to the issuer and its regulatory requirements. CoCos typically will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. One type of CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum required by regulations. Because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields (or no yields at all) and conversion would worsen the investor’s standing in the case of an issuer’s insolvency. Another type of CoCo has characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, in the event that losses have eroded the issuer’s capital levels to below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. In addition, CoCos may have no stated maturity and may have fully discretionary coupons that can potentially be cancelled at the issuer’s discretion or may be prohibited by the relevant regulatory authority from being paid in order to help the issuer absorb losses.
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Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock.  Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating.
A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities and other senior debt obligations of the issuer, but rank senior to common stock in a company’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.
The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities may be issued by smaller capitalization companies whose stock prices may be more volatile than larger capitalization companies. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objectives.
Direct Debt Instruments including Loans, Loan Assignments, and Loan Participations. Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.
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Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.
Policies and Limitations. To the extent direct debt is deemed illiquid, purchases thereof will be subject to a Fund’s 15% limitation on investments in illiquid securities.
Loans, Loan Assignments, and Loan Participations.  Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.
Loan interests are a form of direct debt instrument in which a Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.  A Fund may invest in secured and unsecured loans.  Many banks have been weakened by the recent financial crisis, and it may be difficult for a Fund to obtain an accurate picture of a lending bank’s financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.
Assignments. When a Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, a Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Participation Interests.  A Fund’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan.  In purchasing participation interests, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.
In a participation interest, a Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower.  A Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, a Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, a Fund would not likely have any rights against the borrower directly.  In addition, a Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.
In buying a participation interest, a Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against
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the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, a Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.
Creditworthiness.  A Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The Manager will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.
In buying a participation interest, a Fund assumes the credit risk of both the borrower and the participating lender.  If the participating lender fails to perform its obligations under the participation agreement, a Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, a Fund may be treated as a general creditor of that lender. As a general creditor, a Fund may not benefit from a right of set off that the lender has against the borrower. A Fund will acquire a participation interest only if the Manager determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.
Ratings.  Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager.
Agents.  Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, a Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.
If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding,
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the agent’s appointment may be terminated and a successor agent would be appointed.  If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, a Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest.  A Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.
Collateral. Although most of the loans in which each Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a loan may not always be fully collateralized and can decline significantly in value.
If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. In addition, if a secured loan is foreclosed, the Funds may bear the costs and liabilities associated with owning and disposing of the collateral.  The collateral may be difficult to sell and a Fund would bear the risk that the collateral may decline in value while the Fund is holding it.  There is also a possibility that a Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.  In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent.
Some loans are unsecured.  If the borrower defaults on an unsecured loan, a Fund will be a general creditor and will not have rights to any specific assets of the borrower.
Liquidity. Loans are generally subject to legal or contractual restrictions on resale.  Loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for loan interests.
Prepayment Risk and Maturity.  Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require a Fund to replace an investment with a lower yielding security which may have an adverse affect on a Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate loans can be less sensitive to prepayment risk, but a Fund’s NAV may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.
Restrictive Covenants.  A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow.  A
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breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.
Fees and Expenses.  Purchasers and sellers of loans may pay certain fees, such as an assignment fee.  In addition, a Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees.
Available Information. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the Funds, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.
Leveraged Buy-Out Transactions.  Loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Junior Loans.  A Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to a Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.
Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.
Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived
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creditworthiness. With the onset of the financial crisis in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.
Policies and Limitations. The Funds do not intend to invest in loan instruments that could require additional investments upon the borrower’s demand, but may invest in loans that require funding at a later date following the initial investment in the loan.
Each Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require a Fund to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, a Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.
For purposes of determining its dollar-weighted average maturity or duration, a Fund calculates the remaining maturity or duration of loans on the basis of the stated life and payment schedule.
Distressed Securities. Each Fund may invest in distressed securities, including loans, bonds and notes may involve a substantial degree of risk.  Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy.
Each Fund may invest in issuers of distressed securities that the Manager expects will make an exchange offer or will be the subject of a plan of reorganization that a Fund will receive new securities in return for the distressed securities.  A significant period of time may pass between the time at which a Fund makes its investment in these distressed securities and the time that any exchange offer or plan of reorganization is completed and there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. During this period, it is unlikely that a Fund will receive any interest payments on the distressed securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent a Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished.
Each Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed securities held by a Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the
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Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Funds, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.
In certain periods, there may be little or no liquidity in the markets for distressed securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may be changing rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected.
Dollar Rolls. In a “dollar roll,” a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which a Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. The Manager monitors the creditworthiness of counterparties to dollar rolls.
Policies and Limitations. Dollar rolls are considered borrowings for purposes of the Funds’ investment policies and limitations concerning borrowings.
Energy-Related Investments. The securities of companies in energy-related activities include, among others, integrated oil and gas companies, refining companies,  independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships (see “Master Limited Partnerships” above), natural gas and electric utilities, and alternative energy providers. Companies in the energy sector are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that a Fund cannot control) and may lack the resources and the broad business lines to weather hard times. These companies face the risk that their earnings, dividends and stock prices will be affected by changes in the prices and supplies of energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including the supply and demand for energy fuels, international political events, energy conservation, the success of exploration projects, tax and other governmental regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”), and relationships among OPEC members and between OPEC and oil-importing countries.  In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.  Shifts in energy consumption or supply disruptions may significantly impact companies in this sector.  Further, because a significant
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portion of revenues of companies in this sector are derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this industry.
Equity Securities. Equity securities in which a Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.
To the extent a Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. Because some investors purchase equity securities with borrowed money, an increase in interest rates can cause a decline in equity prices. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect a Fund’s NAV per share, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.
Fixed Income Securities. Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”).
Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Odd lots may trade at lower prices than institutional round lots.
Call Risk. Some debt securities in which a Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, a Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, a Fund would have to reinvest the proceeds from the called security at the current, lower rates.
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Ratings of Fixed Income Securities.  A Fund may purchase securities rated by S&P, Moody’s, Fitch, Inc. or any other nationally recognized statistical rating organization (“NRSRO”) (please see the Prospectuses for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they rate.  Although the Funds may rely on the ratings of any NRSRO, the Funds refer mainly to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. A Fund may also invest in unrated securities that have been determined by the Manager to be comparable in quality to the rated securities in which the Fund may permissibly invest.
High-quality debt securities. High-quality debt securities are securities that have received from at least one NRSRO, such as S&P, Moody’s or Fitch, Inc., a rating in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.
Investment Grade Debt Securities. Investment grade debt securities are securities that have received, from at least one NRSRO that has rated it, a rating in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest rating category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.
Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade are often considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the risks described under “Lower-Rated Debt Securities” in this SAI.
Ratings Downgrades. Subsequent to a Fund’s purchase of debt securities, the rating of that issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by that Fund.
Duration and Maturity.  Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.
The Manager may utilize duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final
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maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.
Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen a Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.
There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.
A Fund may invest in securities of any maturity and does not have a target average duration.
Policies and Limitations.  There are no restrictions as to the amount of a Fund’s assets that may be invested in fixed income securities or the ratings of such securities each Fund may acquire or the portion of its assets each may invest in debt securities in a particular ratings category.
Foreign Securities.  A Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper.  Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of the unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund’s rights as an investor.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.
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A Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on portfolio transactions.
Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.
Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of a Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ
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favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.
A Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. EDRs are receipts issued by a European bank evidencing its ownership of the underlying foreign securities and are often denominated in a foreign currency. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.
Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.
Policies and Limitations. None of the Funds is restricted in the amount it may invest in foreign securities, including foreign securities denominated in any one foreign currency.
Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
In determining where an issuer of a security is based, the Manager may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.
Additional costs could be incurred in connection with a Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and a
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Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.
Certain risk factors related to emerging market countries include:
Currency fluctuations.  A Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of a Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, a Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Forward Foreign Currency Transactions.” After a Fund has distributed income, subsequent foreign currency losses may result in the Fund’s having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.
Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.
Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While a Fund will only invest in markets where these restrictions are considered acceptable by the Manager, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, a Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to a Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to a Fund, or a Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.
While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of a Fund’s investments.
Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less
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liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.
Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause a Fund to suffer a loss. A Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to a Fund.
Investor information.  A Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, a Fund will not invest in such market or security.
Taxation.  Taxation of dividends received, and net capital gains realized, by non-residents on securities issued in emerging market countries varies among those countries, and, in some cases, the applicable tax rate is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures than developed countries, and such laws and procedures may permit retroactive taxation so that a Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.
Litigation.  A Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.
Fraudulent securities.  Securities purchased by a Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.
Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries
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include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.
Sovereign Government and Supranational Debt. Investments in debt securities issued by foreign governments and their political subdivisions or agencies (“Sovereign Debt”) involve special risks. Sovereign Debt is subject to risks in addition to those relating to non-U.S. investments generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and a fund may have limited legal recourse in the event of a default.  As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due.
Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.
A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country’s trading partners or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.
Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.
The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund’s investments. Political changes or a
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deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While NBIA endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.
Sovereign Debt may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.
Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government Securities.
Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.
Supranational entities may also issue debt securities.  A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.  Included among these
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organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.
Fund of Funds Structure.  Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder.  Pursuant to an exemptive order from the SEC, each Fund is permitted to invest in both affiliated and unaffiliated investment companies, including ETFs (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act subject to the terms and conditions of such order.  Even in the absence of an exemptive order, a Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as a Fund, to invest in the ETF in excess of the limits described above.
The Manager may be deemed to have a conflict of interest when determining whether to invest or maintain a Fund’s assets in affiliated underlying funds.  The Manager would seek to mitigate this conflict of interest, however, by undertaking to waive a portion of a Fund’s advisory fee equal to the advisory fee it receives from affiliated underlying funds on the Fund’s assets invested in those affiliated underlying funds.  The Manager and its affiliates may derive indirect benefits such as increased assets under management from investing Fund assets in an affiliated underlying fund, which benefits would not be present if investments were made in unaffiliated underlying funds.  In addition, although the Manager will waive a portion of a Fund’s advisory fee (as previously described), the Fund will indirectly bear its pro rata share of an affiliated underlying fund’s other fees and expenses, and such fees and expenses may be paid to the Manager or its affiliates or a third party.
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Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”).  Financial Instruments are instruments whose value is dependent upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices.  As described below, Financial Instruments may be used for “hedging” purposes, meaning that they may be used in an effort to offset a decline in value in a Fund’s other investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors.  Financial Instruments may also be used for non-hedging purposes in an effort to implement a cash management strategy, to enhance income or gain, to manage or adjust the risk profile of a Fund or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas.
The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity or a narrowly based equity index) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.
Futures Contracts and Options on Futures Contracts. A Fund may purchase and sell futures contracts (sometimes referred to as “futures”) and options thereon for hedging purposes (i.e., to attempt to offset against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to attempt to offset against changes in prevailing currency exchange rates) or non-hedging purposes.
A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument underlying the contract at a specified price at a specified future time.
The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. A Fund may purchase futures contracts to fix what the Manager believes to be a favorable price for securities a Fund intends to purchase. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if a Fund had sold the underlying instrument. A Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. In addition, a Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge to attempt to compensate for anticipated differences in volatility between positions a Fund may wish to hedge and the standardized futures contracts available to it, although this may not be successful in all cases.  Further, a loss incurred on a particular transaction being used as a hedge does not mean
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that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.
Certain futures, including index futures and futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument.  In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is extinguished by being closed out before the expiration of the contract. A futures position is closed out by buying (to close out an earlier sale) or selling (to close out an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying instrument or utilize the cash settlement process whenever it appears economically advantageous for it to do so.
Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits a Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. For example, (i) futures contracts on single stocks, interest rates and indices (including on narrow-based stock indices) and options thereon may be used as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon may be used as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by a Fund.
For purposes of managing cash flow, a Fund may use futures and options thereon to increase its exposure to the performance of a recognized securities index.
With respect to currency futures, a Fund may sell a currency futures contract or a call option thereon, or may purchase a put option on a currency futures contract, if the Manager anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If the Manager anticipates that exchange rates for a particular currency will rise, a Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. A Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.
Each Fund may invest in commodity-linked futures contracts. A Fund may invest either directly or through a wholly owned Subsidiary (as defined below). Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes,
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among others, wheat (Kansas City wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold, silver, platinum and palladium; and (6) softs, which includes cotton, coffee, sugar and cocoa. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity, less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (these benefits are sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.
“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate the Fund’s futures positions.  Initial margin is the margin deposit made by a Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level.  (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.)  However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which a Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of a Fund’s creditworthiness.  In computing its NAV, a Fund will mark to market the value of its open futures positions.  A Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, a Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls.
A Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the CFTC or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange’s clearing organization assumes the position of the counterparty in each transaction.   Thus, a Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction.  However, if a futures customer defaults on a futures contract and the futures commission merchant carrying
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that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as a Fund — to meet the defaulting customer’s obligations.  This is sometimes referred to as “fellow customer risk.”  Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.
An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.
Although a Fund believes that the use of futures contracts and options may benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.
Under certain circumstances, futures exchanges may limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit.  Daily limits govern only price movements during a particular trading day, however; they do not limit potential losses.  In fact, a daily limit may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses.  If this were to happen with respect to a position held by a Fund, it could (depending on the size of the position) have an adverse impact on the Fund’s NAV.  In addition, a Fund would continue to be subject to margin calls and might be required to maintain the position being
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hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades.  A Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.
Call Options on Securities. A Fund may write (sell) covered call options and purchase call options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. When writing call options, a Fund writes only “covered” call options. A call option is “covered” if a Fund simultaneously holds an equivalent position in the security underlying the option. Portfolio securities on which a Fund may write and purchase call options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.
When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. A Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, a Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. A Fund may be obligated to deliver securities underlying an option at less than the market price.
The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Funds will not do), but is capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.
If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that a Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.
When a Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date.  A Fund generally would purchase a call option to offset a previously written call option or to protect itself against an increase in the price of a security it intends to purchase.
Put Options on Securities. A Fund may write (sell) and purchase put options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. Portfolio securities on which a Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.
When a Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. A Fund will receive a
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premium for writing a put option. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.
When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. A Fund generally would purchase a put option to protect itself against a decrease in the market value of a security it owns.
General Information About Options on Securities. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.
Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counterparty, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that a Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, a Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.
The premium a Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium a Fund receives when it writes an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.
Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or
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the put of the underlying security. Furthermore, effecting a closing transaction permits a Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.
A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.
A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
Policies and Limitations. The assets used as cover (or segregated) for illiquid OTC options written by a Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless such OTC options are sold to qualified dealers who agree that the Fund may repurchase such OTC options it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an illiquid OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
Put and Call Options on Securities Indices and Other Financial Indices. A Fund may write (sell) and purchase put and call options on securities indices and other financial indices for hedging or non-hedging purposes. In so doing, a Fund can pursue many of the same objectives it would pursue through the purchase and sale of options on individual securities or other instruments.
Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference between the closing
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price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.
A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.
The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.
For purposes of managing cash flow, a Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index.
Securities index options have characteristics and risks similar to those of securities options, as discussed herein. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.
Options on Foreign Currencies. A Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. A Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, a Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). A Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.
Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.
Forward Foreign Currency Transactions. A Fund may enter into contracts for the purchase or sale of a specific currency at a future date, which may be any fixed number of days  in excess of two days from the date of the contract agreed upon by the parties, at a price set at the time of the contract (“forward currency contracts”) for hedging or non-hedging purposes. A Fund also may engage in foreign currency transactions on a spot basis (i.e., cash transaction that
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results in actual delivery within two days) at the spot rate prevailing in the foreign currency market.
A Fund may enter into forward currency contracts in an attempt to hedge against changes in prevailing currency exchange rates (i.e., as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies). A Fund may also enter into forward currency contracts to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by a Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, a Fund may enter into forward currency contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.  The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing.
Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general increase or decrease in the value of the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would decline if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in the value of a hedge involving a forward currency contract to sell that foreign currency or a proxy-hedge involving a forward currency contract to sell a different foreign currency whose behavior is expected to resemble the behavior of the currency in which the securities being hedged are denominated but which is available on more advantageous terms.
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However, a hedge or a proxy-hedge cannot protect against exchange rate risks perfectly and, if the Manager is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.  If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward currency contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward currency contracts may not be traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.
Forward currency contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis).  Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies.When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.
Forward currency contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid.  NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount.  NDFs have a fixing date and a settlement (delivery) date.  The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the
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difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they may be centrally cleared and a secondary market for them will exist.  With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.
A Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the securities are denominated.
Swap Agreements. A Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities, interest rates or indices of equity securities in which the Fund otherwise could not invest efficiently) or to help enhance the value of its portfolio. A Fund may also enter into other types of swap agreements, including total return swaps, asset swaps, currency swaps and credit default swaps, and may write (sell) and purchase options thereon for hedging and non-hedging purposes.
Swap agreements historically have been individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are currently traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, indices, or other financial or economic interests). The gross payments to be exchanged (or “swapped”) between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount.  A swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap.
Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.  Swap agreements are subject to liquidity risk, meaning that a Fund may be unable to sell a swap agreement to a third party at a
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favorable price.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance. The risks of swap agreements depend upon a Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.
Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction.  For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Fund may have contractual remedies pursuant to the agreements related to the transaction.
The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect a Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), or require that a Fund support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. As discussed more fully below, regulations have been adopted by the CFTC and banking regulators that will require a Fund to post margin on OTC swaps, and these regulations are currently being phased in, and clearing organizations and exchanges will set minimum margin requirements for exchange-traded and cleared swaps.
In late October of 2015, the Federal Reserve, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Farm Credit Administration and the Federal Housing Financing Authority issued final rules that will require banks subject to their supervision to post and collect variation and initial margin in respect of their obligations arising under uncleared swap agreements.  The CFTC soon after issued similar rules that would apply to CFTC registered swap dealers and major swap participants that are not banks.  Such rules, which became effective on March 1, 2017, will generally require a Fund to segregate additional assets in order to meet the new variation margin requirements when they enter into uncleared swap agreements.  The European Supervisory Authorities (“ESA”), various national regulators in
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Europe, the Australian Securities & Investment Commission, the Japanese Financial Services Agency and the Canadian Office of the Superintendent of Financial Institutions adopted rules and regulations that are similar to that of the Federal Reserve.
Separately, the CFTC also provided no-action relief allowing investment advisers for registered investment companies and other institutional investors to apply a minimum transfer amount (“MTA”) of variation margin based upon the separately managed investment account or sleeve (“Sleeve”) that the adviser is responsible for, rather than having to calculate the MTA across all accounts of the investor. This relief is not time limited, and provides that the CFTC staff will not recommend an enforcement action against a swap dealer that does not comply with the MTA requirements in the CFTC’s regulations with respect to one or more swaps with any legal entity that is the owner of more than one Sleeve, subject to the following conditions: (1) any such swaps are entered into with the swap dealer by an asset manager on behalf of an Sleeve owned by the legal entity pursuant to authority granted under an investment management agreement; (2) the swaps of such Sleeve are subject to a master netting agreement that does not permit netting of initial or variation margin obligations across Sleeves of the legal entity that have swaps outstanding with the swap dealer; and (3) the swap dealer applies an MTA no greater than $50,000 to the initial and variation margin collection and posting obligations required of such Sleeve.
Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps, equity swaps, credit default swaps, commodity-linked swaps and contracts for differences. A Fund may also write (sell) and purchase options on swaps (swaptions).
Interest Rate Swaps, Mortgage Swaps, and Interest Rate “Caps,” “Floors,” and “Collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.  In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. An interest rate collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.
Among other techniques, a Fund may use interest rate swaps to offset declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If long-term interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. A Fund may also enter into constant maturity swaps, which are a variation of the typical interest rate swap. Constant maturity swaps are exposed to changes in long-term interest rate movements.
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Total Return Swaps.  A Fund may enter into total return swaps (“TRS”) to obtain exposure to a security or market without owning or taking physical custody of such security or market.  A Fund may be either a total return receiver or a total return payer. Generally, the total return payer sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., the London Interbank Offered Rate, known as LIBOR) and spread, plus the amount of any price depreciation on the reference security or asset. The total return payer does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.
TRS may effectively add leverage to a Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If a Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If a Fund is the total return payer, it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.
Inflation Swaps. In an inflation swap, one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index) and the other party agrees to pay a compounded fixed rate. Inflation swaps may be used to protect a Fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index.
Credit Default Swaps. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A Fund may act as either the buyer or the seller of a credit default swap. A Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. If a Fund is the credit default protection seller, the
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Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments a Fund receives as the seller of credit default protection. If a Fund sells (writes) a credit default swap, it currently intends to segregate the full notional value of the swap, except if the Fund sells a credit default swap on an index with certain characteristics (i.e., on a broad based index and cash settled) where the Manager believes segregating only the amount out of the money more appropriately represents the Fund’s exposure.
Credit Linked Notes.  A Fund may invest in structured instruments known as credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the CLN trust.
A Fund may enter in CLNs to gain access to sovereign debt and securities in emerging markets, particularly in markets where a Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.
A Fund’s investments in CLNs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk, leverage risk and management risk.
Commodity-Linked Swaps.  Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodity futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and therefore more than one exchange of payments. A Fund may invest in total return commodity swaps to gain exposure to the overall commodity
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markets. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If a commodity swap is for one period, a Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of a commodity swap is more than one period, with interim swap payments, a Fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
Currency Swaps.  A currency swap involves the exchange by a Fund and another party of the cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. A Fund may enter into currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies).  Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.
Equity Swaps. Equity swaps are contracts that allow one party to exchange the returns, including any dividend income, on an equity security or group of equity securities for another payment stream.  Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. A Fund may enter into equity swaps. An equity swap may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.   Furthermore, equity swaps may be illiquid and a Fund may be unable to terminate its obligations when desired.  In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.
Options on Swaps (Swaptions). A swaption is an option to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.  Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swaption than when it purchases a swaption.  When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.
Contracts for Differences.  A Fund may purchase contracts for differences (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying instrument (e.g., a single security, stock basket or index). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract.  The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments.
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The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.
A CFD can be set up to take either a short or long position on the underlying instrument and enables a Fund to potentially capture movements in the share prices of the underlying instrument without the need to own the underlying instrument. By entering into a CFD transaction, a Fund could incur losses because it would face many of the same types of risks as owning the underlying instrument directly.
As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, that the parties to the transaction may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. If the counterparty were to do so, the value of the contract, and of a Fund’s shares, may be reduced.
Policies and Limitations. In accordance with SEC staff requirements, a Fund will segregate cash or appropriate liquid assets in an amount equal to its obligations under security-based swap agreements.
Combined Transactions.  A Fund may enter into multiple transactions, which may include multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument, as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a Fund will normally enter into combined transactions based on the Manager’s judgment that the combined transactions will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combined transactions will instead increase risk or hinder achievement of the desired portfolio management goal.
Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts, forward contracts, or swaps, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid assets.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is outstanding, unless they are replaced with other suitable assets. As a result, the segregation of a large percentage of a Fund’s assets could impede Fund management or a Fund’s ability to meet redemption requests or other current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to,
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an illiquid futures, options, forward, or swap position; this inability may result in a loss to the Fund.
General Risks of Financial Instruments. The primary risks in using Financial Instruments are:  (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments; and (6) when traded on non-U.S. exchanges, Financial Instruments may not be regulated as rigorously as in the United States. There can be no assurance that a Fund’s use of Financial Instruments will be successful.
In addition, Financial Instruments may contain leverage to magnify the exposure to the underlying asset or assets.
A Fund’s use of Financial Instruments may be limited by the provisions of the Code and U.S. Treasury regulations with which it must comply to continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.
Policies and Limitations. When hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund’s underlying securities or currency. The Manager intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.
Illiquid Securities.  Generally, an illiquid security is a security that cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by a Fund. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Fund may be subject to legal restrictions, which could be costly to the Fund.
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Policies and Limitations.  For the Funds’ policies and limitations on illiquid securities, see “Investment Policies and Limitations -- Illiquid Securities” above.
Indexed Securities.  A Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. An indexed security may be more volatile than the underlying instrument itself.
Inflation-Indexed Securities. Inflation indexed bonds are fixed income securities whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation.  A Fund may invest in inflation indexed securities issued in any country.  Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Other issuers pay out the index-based accruals as part of a semiannual coupon.
A Fund may invest in U.S. Treasury inflation-indexed securities, formerly called “U.S. Treasury Inflation Protected Securities,” (“U.S. TIPS”), which are backed by the full faith and credit of the U.S. Government.  The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.
Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par.  However, if a Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on it than on a conventional bond. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the CPI-U would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the
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inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities.
Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.
Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures. Because a Fund must distribute substantially all of its net investment income (including non-cash income attributable to those principal value increases) and net realized gains to its shareholders each taxable year to continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, a Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.
The U.S. Treasury began issuing inflation-indexed bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.
Investments by Funds of Funds or Other Large Shareholders. A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs and affect the liquidity of a Fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares could also accelerate a Fund’s realization of capital gains (which would be taxable to its shareholders when distributed to them) if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of a Fund’s shares. A high volume of redemption requests can impact a Fund the same way as the transactions of a single shareholder with substantial investments.
Leverage.  A Fund may engage in transactions that have the effect of leverage.  Although leverage creates an opportunity for increased total return, it also can create special risk considerations. For example, leverage from borrowing may amplify changes in a Fund’s NAV. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for
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a Fund. To the extent the income derived from securities purchased with borrowed funds is sufficient to cover the cost of leveraging, the net income of a Fund will be greater than it would be if leverage were not used. Conversely, to the extent the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used and, therefore, the amount (if any) available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions, when-issued and delayed-delivery transactions, certain Financial Instruments (as defined above), and short sales, among others, may create leverage.
Policies and Limitations.  For the Funds’ policies and limitations on borrowing, see “Investment Policies and Limitations -- Borrowing” above. Each Fund may make investments while borrowings are outstanding.
A Fund may borrow money for investment purposes, however, in general, the Funds do not intend to do so.  A Fund also may use leverage to purchase securities needed to close out short sales or to obtain the collateral needed to borrow a security in order to effect a short sale of that security. A Fund may engage in transactions that have the effect of leverage for investment purposes and to facilitate hedging transactions.
LIBOR Rate Risk. Many debt securities, derivatives and other financial instruments, including some of the Funds’ investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In June, 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight Treasury repo rates,  as an appropriate replacement for LIBOR.  The Federal Reserve Bank of New York plans to start publishing the SOFR sometime in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
In July, 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly 4 1/2 year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions.
Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead
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to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality.  Securities rated below investment grade are often considered to be speculative. These securities have poor protection with respect to the issuer’s capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. These securities are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, market interest rates and market liquidity. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Manager.
During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.
At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.
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A Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.  Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.
See Appendix A for further information about the ratings of debt securities assigned by S&P, Moody’s, and Fitch.
Policies and Limitations. Neuberger Berman Risk Balanced Commodity Strategy Fund may invest up to 10% of total assets under normal market conditions in debt securities rated by at least one NRSRO in the lowest investment grade category (BBB/Baa) or lower or unrated securities of comparable quality. This policy does not apply to collateral received for securities lending.
Neuberger Berman Global Allocation Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund do not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal but may do so depending on market conditions.
Each Fund considers bonds rated by at least one NRSRO below the fourth highest rating category to be lower-rated debt securities or “junk bonds.”
Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.
Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically
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have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Effective for taxable years beginning after December 31, 2017, the recently enacted Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs.  However, the new law does not include any provision for a RIC to pass the character of its qualified publicly traded partnership income through to its shareholders.  As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Fund will not.
Policies and Limitations. Under certain circumstances, an MLP could be deemed an investment company. If that occurred, a Fund’s investment in the MLP’s securities would be limited by the 1940 Act. See “Securities of Other Investment Companies.”
Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.
Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.
The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac.  However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock.  In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.
Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain
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successful in meeting their obligations with respect to the debt and MBS they issue into the future.
Additionally, in 2012 the FHFA initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie May, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of the GSEs and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages and are instead remitted by the GSEs to CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche and this structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs are required to buy back all of the CRT tranches at par in 10 years.
In addition, the future of the GSEs is in serious question as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.
The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target four years earlier than previously planned. (As of September 30, 2016, the GSEs have met their interim reduction targets, with Freddie Mac’s balance of $308.1 billion and Fannie Mae’s balance of $306.5 billion.)
Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.
Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use
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different models and assumptions in making these determinations. The Funds use an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of a Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.
Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.
Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with a Fund’s investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.
Policies and Limitations.  A Fund may not purchase mortgage-backed securities that, in the Manager’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets would be invested in illiquid securities.
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Freddie Mac Collateralized Mortgage Obligations. Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.
If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.
Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Municipal Obligations.  Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of the interest on any issue of municipal obligations is determined on the basis of an opinion of the issuer’s bond counsel at the time the obligations are issued.
Municipal obligations include “general obligation” securities, which are backed by the full taxing power of the issuing governmental entity, and “revenue” securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include PABs, which are issued by or on behalf of public authorities to finance various privately operated facilities, and are generally supported only by revenue from those facilities, if any.  They are not backed by the credit of any governmental or public authority. “Anticipation notes” are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Municipal
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obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).
A Fund may purchase municipal securities that are fully or partially backed by entities providing credit support such as letters of credit, guarantees, or insurance. The credit quality of the entities that provide such credit support will affect the market values of those securities. The insurance feature of a municipal security guarantees the full and timely payment of interest and principal through the life of an insured obligation. The insurance feature does not, however, guarantee the market value of the insured obligation or the NAV of a Fund’s shares represented by such an insured obligation.  The Manager generally looks to the credit quality of the issuer of a municipal security to determine whether the security meets a Fund's quality restrictions, even if the security is covered by insurance.  However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.  Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration.  As a result, such losses have moved the rating agencies to re-evaluate the capital adequacy of these insurers to reflect deterioration in the expected performance of the underlying transactions and called into question the insurers’ continued ability to fulfill their obligations under such insurance if they are called upon to do so in the future.  There are a limited number of providers of insurance for municipal securities and a Fund may have multiple investments covered by one insurer.  Accordingly, this may make the value of those investments dependent on the claims-paying ability of that one insurer and could result in share price volatility for the Fund's shares.
As with other fixed income securities, an increase in interest rates generally will reduce the value of a Fund’s investments in municipal obligations, whereas a decline in interest rates generally will increase that value.
Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.
Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their
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financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC’s intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.
The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.
From time to time, federal legislation has affected the availability of municipal obligations for investment by a Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of the interest on municipal obligations will not be enacted in the future.
In response to the national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest when due on their outstanding debt and may experience credit ratings downgrades on their debt. In addition, municipal securities backed by revenues from a project or specified assets may be adversely impacted by a municipality’s failure to collect the revenue.
The Internal Revenue Service (“Service”) occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest earned on a municipal security a Fund held was taxable and the issuer thereof failed to overcome that determination, that interest would be taxable to the Fund, possibly retroactive to the time the Fund purchased the security.
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Listed below are different types of municipal obligations:
General Obligation Bonds. A general obligation bond is backed by the governmental issuer’s pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.
Revenue Bonds. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable “moral obligation” of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.
Most PABs are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.
Resource Recovery Bonds. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.
Municipal Lease Obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. A Fund will usually invest in municipal lease obligations through certificates of participation (“COPs”), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality’s credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a “non-appropriation” clause. A non-appropriation clause states that, while the
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municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to a Fund.
Municipal Notes. Municipal notes include the following:
1. Project notes are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development (“HUD”). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.
2. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.
3. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, including revenue made available under certain state aid funding programs. Such appropriation of revenue is generally accounted for in the state budgetary process.
4. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.
5. Construction loan notes are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association).
6. Tax-exempt commercial paper is a short-term obligation issued by a state or local government or an agency thereof to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.
7. Pre-refunded and “escrowed” municipal bonds are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). A Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.
Participation Interests of Municipal Obligations. A Fund may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by the Manager to be creditworthy. A Fund has the right to sell the participation interest back to the bank, usually after seven days’ notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid
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losses when the underlying municipal obligations are in default. Although no Fund currently   intends to acquire participation interests, each Fund reserves the right to do so in the future.
Purchases with a Standby Commitment to Repurchase. When a Fund purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed upon price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable “put” option held by a Fund that terminates if the Fund sells the obligations to a third party.
A Fund may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. A Fund’s ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, a Fund may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.
Although no Fund currently intends to invest in standby commitments, each Fund reserves the right to do so in the future. By enabling a Fund to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows a Fund to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.
Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by a Fund is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of a Fund’s investment portfolio.
Residual Interest Bonds. A Fund may purchase one component of a municipal security that is structured in two parts: A variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 35 days, while the residual interest bond holder receives the balance of the income less an auction fee. These instruments are also known as inverse floaters because the income received on the residual interest bond is inversely related to the market rates. The market prices of residual interest bonds are highly sensitive to changes in market rates and may decrease significantly when market rates increase.
Tender Option Bonds. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In
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certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond’s rating falls below investment grade.
Yield and Price Characteristics of Municipal Obligations. Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.
Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of a Fund’s investments, whereas a decline in interest rates generally will increase that value. The ability of a Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Fund invests (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.
Policies and Limitations. No Fund will acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; a Fund will do so only to facilitate portfolio liquidity.
Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Operational and Cybersecurity Risk.  With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers, and your ability to transact with the Funds, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Funds’ manager, distributor, fund accountants, custodian, transfer agent, sub-advisers (if applicable), and financial intermediaries), as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical
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damage to a computer or network system, or remediation costs associated with system repairs.  Any of these results could have a substantial adverse impact on the Funds and their shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, net asset value (“NAV”) calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions.
A Fund’s service providers may also be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period.
The occurrence of an operational or cybersecurity incident could result in regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Funds and their Manager endeavor to determine that service providers have established risk management systems that seek to reduce these operational and cybersecurity risks, and business continuity plans in the event there is an incident, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the operational and cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds’ third party service providers or trading counterparties or any other service providers whose operations may affect a Fund or its shareholders.
Preferred Stock.  Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Private Companies and Pre-IPO Investments.  Investments in private companies, including companies that have not yet issued securities publicly in an IPO (“Pre-IPO shares”) involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for a Fund to value.  Compared to public companies, private companies may have a more limited management group and limited operating histories with narrower, less established product lines and smaller market shares, which may cause them to be more vulnerable to competitors’ actions, market
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conditions and consumer sentiment with respect to their products or services, as well as general economic downturns.  In addition, private companies may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist).  This could lead to bankruptcy or liquidation of such private company or the dilution or subordination of a Fund’s investment in such private company. Additionally, there is significantly less information available about private companies’ business models, quality of management, earnings growth potential and other criteria used to evaluate their investment prospects and the little public information available about such companies may not be reliable. Because financial reporting obligations for private companies are not as rigorous as public companies, it may be difficult to fully assess the rights and values of certain securities issued by private companies.  A Fund may only have limited access to a private company’s actual financial results and there is no assurance that the information obtained by the Fund is reliable.  Although there is a potential for pre-IPO shares to increase in value if the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of a Fund’s investment to decrease significantly. Moreover, because securities issued by private companies shares are generally not freely or publicly tradable, a Fund may not have the opportunity to purchase or the ability to sell these shares in the amounts or at the prices the Fund desires. The private companies a Fund may invest in may not ever issue shares in an IPO and a liquid market for their pre-IPO shares may never develop, which may negatively affect the price at which the Fund can sell these shares and make it more difficult to sell these shares, which could also adversely affect the Fund’s liquidity.  A Fund’s investment in a private company’s securities will involve investing in restricted securities.  See “Restricted Securities and Rule 144A Securities” for risks related to restricted securities.
Private Investments in Public Equity (PIPEs).  A Fund may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class. Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities.
Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the 1933 Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of a Fund’s investments. Even if the securities acquired in PIPEs become registered, or a Fund is able to sell the securities through an exempt transaction, a Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.  See “Restricted Securities and Rule 144A Securities” for risks related to restricted securities.
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Real Estate-Related Instruments.  A Fund will not invest directly in real estate, but a Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject a Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.
Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings, and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.
REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Domestic REITs are also subject to the possibility of failing to qualify for tax free “pass through” of net income and net realized gains under the Code and failing to maintain exemption from the 1940 Act.
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REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.
Effective for taxable years beginning after December 31, 2017, the recently enacted Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends. However, the new law does not include any provision for a RIC to pass the character of its qualified REIT dividends through to its shareholders.  As a result, an investor who invests directly in REITs will be able to receive the benefit of that deduction, while a shareholder in the Fund will not.
Recent Market Conditions.  Some countries, including the U.S., are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the 2008 financial crisis, and substantially reducing corporate taxes (which the U.S. recently did).  The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates.  The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments.  Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.

During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide and make it more difficult for borrowers to obtain financing on attractive terms, if at all. Following the 2008 financial crisis, the U.S. federal government and certain foreign central banks acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Changes in government policies, withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.

In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

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The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of the UK’s trade relations with the EU and other major economies following Brexit, which are matters to be negotiated.

Some economists have expressed concern about the potential effects of global climate change on property values in coastal zones.  A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in coastal flooding could cause such properties to lose value or become unmarketable altogether.  These losses could adversely affect mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or municipal or mortgage-backed securities.  Since these issues are driven largely by buyers’ perceptions, it is difficult to know the time period over which they might unfold.  Economists warn that, unlike previous declines in the real estate market, properties in affected zones may not ever recover their value.

 Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Repurchase Agreements.  In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System or also from a foreign bank or from a U.S. branch or agency of a foreign bank or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.  If a Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.
Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity or demand of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities (excluding maturity and duration limitations, if any) are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.
Restricted Securities and Rule 144A Securities.  A Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration.  Regulation S under the 1933 Act is an exemption from registration that permits, under certain
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circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.
Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors.  To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act.  However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager, acting under guidelines established by the Fund Trustees, will determine whether investments in Rule 144A securities are liquid or illiquid.
Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, a Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act.  In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.
Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are deemed illiquid, purchases thereof will be subject to a Fund’s 15% limitation on investments in illiquid securities.
Reverse Repurchase Agreements.  In a reverse repurchase agreement, a Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. In periods of increased demand for a security, the portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income.  Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to a Fund.  A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by a Fund. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, a Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements. For the Funds’ policies and limitations on borrowing, see “Investment Policies and Limitations -- Borrowing” above.
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Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of a Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to that Fund’s obligations under the agreement.
Risks of Investments in China A-shares through the Stock Connect Programs.  There are significant risks inherent in investing in China A-shares through “Connect Programs” of local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect Program”) and the Shenzhen-Hong Kong Stock Connect Program (“Shenzhen Connect Program”).  The Connect Programs are subject to daily quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis.  A Chinese stock exchange may be open at a time when the relevant Connect Program is not trading (i.e. the Shanghai Stock Exchange under the Shanghai Connect Program or the Shenzhen Stock Exchange under the Shenzhen Connect Program), with the result that prices of China A-shares may fluctuate at times when a Fund is unable to add to or exit its position.  Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Programs.  Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown.  In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets.  In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.
The Connect Programs are subject to regulations promulgated by regulatory authorities for both the Chinese and the Hong Kong stock exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Programs, if the authorities believe it is necessary to assure orderly markets or for other reasons.  There is no guarantee that the relevant Chinese stock exchange (i.e. Shanghai Stock Exchange or Shenzhen Stock Exchange) and the Hong Kong stock exchange involved in a particular Connect Program will continue to support such Connect Program in the future.  Investments in China A-shares may not be covered by the securities investor protection programs of the Chinese and/or the Hong Kong stock exchanges and, without the protection of such programs, will be subject to the risk of default by the broker.   In the event that China Securities Depository and Clearing Corporation Limited (“ChinaClear”), the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange,  defaulted, the Hong Kong Securities Clearing Company Limited, being the nominee under the Connect Programs, has limited responsibility to assist clearing participants in pursuing claims against ChinaClear. Currently, there is little precedent that the applicable courts in mainland China would accept beneficial owners, rather than the nominee, under the Connect Programs to pursue claims directly against ChinaClear on mainland China. Therefore, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process.  A Fund also may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of China A-shares.  A Fund may not be able to participate in corporate actions affecting China A-
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shares held through the Connect Programs due to time constraints or for other operational reasons.  Similarly, a Fund may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.  Because all trades on the Connect Programs in respect of eligible China A-shares must be settled in Renminbi (“RMB”), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
Trades on the Connect Programs may be subject to certain operational requirements prior to trading, which may restrict the ability of the Fund to sell China A-shares on that trading day if such requirements are not completed prior to the market opening.  For example, certain local custodians offer a “bundled brokerage/custodian” solution to address such requirements but this may limit the number of brokers that a Fund may use to execute trades. An enhanced model has also been implemented by the Hong Kong stock exchange, but there are operational and practical challenges for an investor to utilize such enhanced model. If an investor holds 5% or more of the total shares issued by a China-A share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period.  If a Fund holds 5% or more of the total shares of a China-A share issuer through its Connect Program investments, its profits may be subject to these limitations.  In addition, it is not currently clear whether all accounts managed by NBIA and/or its affiliates will be aggregated for purposes of this limitation.  If that is the case, it makes it more likely that a Fund’s profits may be subject to these limitations.
In August 2016, the China Securities Regulatory Commission and the Securities and Futures Commission announced the immediate abolition of aggregate quota limitations within the scope of the Shanghai Connect Program.  In December 2016, the Shenzhen Connect Program formally commenced trading.  Although the rules and regulations for the Shenzhen Hong Kong Connect Program and the Shanghai Hong Kong Connect Program are broadly similar, there are subtle differences between the Shanghai Stock Exchange and the Shenzhen Stock Exchange. In particular, the focus of the Shanghai and Shenzhen stock markets are somewhat different.  The Shenzhen Stock Exchange tends to focus on small- and mid-cap "growth stocks" in fast-growing sectors such as information technology, consumer cyclicals, and healthcare whereas the Shanghai Stock Exchange is dominated by relatively large-cap enterprises and has a strong focus on finance and industrial sectors.
Risks of Reliance on Computer Programs or Codes.  Many processes used in Fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes, some of which are created or maintained by the Manager or its affiliates and some of which are created or maintained by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect a Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.  Some funds, like the Funds, may be subject to heightened risk in this area because the funds’ advisers rely to a greater extent on computer programs or codes in managing the funds’ assets.
While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Funds have limited insight into the computer programs and processes of some service providers, and may
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have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.
Sector Risk. From time to time, based on market or economic conditions, a Fund may have significant positions in one or more sectors of the market.  To the extent a Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors.   An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market.  The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
Consumer Discretionary Sector. The consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.
Consumer Staples Sector. The consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors, as well as the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities. Regulations and policies of various domestic and foreign governments affect agricultural products as well as other consumer staples.
Energy Sector. The energy sector can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation, the success of exploration projects, weather or meteorological events, and tax and other government regulations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims. In addition, since the terrorist attacks in the United States on September 11, 2001, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure and production, transmission, and distribution facilities, might be future targets of terrorist activity. Further, because a significant portion of revenues of companies in this sector are derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector.
Financials Sector. The financials sector is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to
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relatively rapid change as distinctions between financial service segments become increasingly blurred.
Health Care Sector. The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care sector can be significantly affected by patent expirations.
 Industrials Sector. The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Information Technology Sector. The information technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established.
 Materials Sector. The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Telecommunication Services Sector. The telecommunication services sector, particularly telephone operating companies, are subject to both federal and state government regulations. Many telecommunications companies intensely compete for market share and can be impacted by technology changes within the sector such as the shift from wired to wireless communications.
Utilities Sector. The utilities sector can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.
Securities Loans. A Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained
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by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. A Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower. A Fund does not have the right to vote on securities while they are on loan.  However, it is each Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.  The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, a Fund may loan securities through a separate operating unit of Neuberger Berman BD LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. A Fund also may loan securities to Neuberger Berman and its affiliates (other than NBIA), subject to the conditions of the SEC order.  A Fund may also loan securities through other third parties not affiliated with Neuberger Berman that would act as agent to lend securities to principal borrowers.
Policies and Limitations. Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. Neuberger Berman Global Allocation Fund has authorized State Street to effect loans of available securities of the Fund with entities on State Street’s approved list of borrowers, which includes State Street and its affiliates. Neuberger Berman Global Allocation Fund may obtain a list of these approved borrowers. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities. See the section entitled “Cash Management and Temporary Defensive Positions” for information on how a Fund may invest the collateral obtained from securities lending.  A Fund does not count uninvested collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.
The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to Neuberger Berman Global Allocation Fund’s securities lending activities during the fiscal year ended October 31, 2017.
Global Allocation Fund
Gross income from securities lending activities	$222
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$166
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$166
Net income from securities lending activities	$56
Securities of ETFs and Other Exchange-Traded Investment Vehicles.  A Fund may invest in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, a Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold.   The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers.  ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to
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a Fund’s investment in securities of other investment companies generally apply also to a Fund’s investment in securities of ETFs.  See “Securities of Other Investment Companies.”
Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities).  Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.
A Fund also may effect short sales of exchange-traded investment vehicles and may purchase and sell options on shares of exchange-traded investment vehicles. If a Fund effects a short sale of an exchange-traded investment vehicle, it may take long positions in individual securities held by the exchange-traded investment vehicle to limit the potential loss in the event of an increase in the market price of the exchange-traded investment vehicle sold short.
Securities of Other Investment Companies.  As indicated above, investments by a Fund in shares of other investment companies are subject to the limitations of the 1940 Act and the rules and regulations thereunder.  However, pursuant to an exemptive order from the SEC, a Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the 1940 Act and the rules and regulations thereunder subject to the terms and conditions of the order. A Fund may invest in the securities of other investment companies, including open-end management companies, closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts, that are consistent with its investment objectives and policies.  Such an investment may be the most practical or only manner in which a Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.  When investing in the securities of other investment companies, a Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities.  In addition, as a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses.  Fees and expenses incurred indirectly by a Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in a Fund’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant.  The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less.  As a result, BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.  In addition, the shares of closed-end management
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companies may trade at a discount or premium to the net asset value of such company’s portfolio securities.  Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their net asset value, which discounts have, on occasion, been substantial and lasted for sustained periods of time.
Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for a Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent a Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts a Fund redeems from the money market fund (i.e., impose a liquidity fee).
Policies and Limitations.  For cash management purposes, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Manager or an affiliate, under specified conditions. See “Cash Management and Temporary Defensive Positions.”
Otherwise, a Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, a Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as a Fund, to invest in the ETF in excess of the limits described above.  In addition, each Fund may exceed these limits when investing in shares of certain other investment companies, subject to the terms and conditions of an exemptive order from the SEC.
Each Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.
Short Sales. A Fund may use short sales for hedging and non-hedging purposes.  To effect a short sale, a Fund borrows a security from or through a brokerage firm to make delivery to the buyer. The Fund is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends on the borrowed security and may be required to pay loan fees or interest.
A Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest a Fund is required to pay in connection with a short sale. A short position may be adversely affected by imperfect
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correlation between movements in the prices of the securities sold short and the securities being hedged.
A Fund may also make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.
The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in a Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.
When a Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities that, together with any collateral (exclusive of short sale proceeds) that it is required to deposit with the securities lender or the executing broker, is at least equal to the value of the shorted securities, marked to market daily. As a result, a Fund may need to maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions). Neuberger Berman Global Allocation Fund may also utilize borrowings or the collateral obtained from securities lending for this purpose, which would increase the leveraging effect of this transaction.
Policies and Limitations. A Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.
Special Purpose Acquisition Companies.  A Fund may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market securities, and cash. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may allow shareholders to redeem their pro rata investment immediately after the SPAC announces a proposed acquisition, which may prevent the entity’s management from completing the transaction. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, SPACs may trade in the over-the-counter market and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.
Stripped Mortgage Backed Securities (SMBS). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
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SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investments in illiquid securities.
Stripped Securities. Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.
Structured Notes.  A Fund may invest in structured notes, such as participatory notes, issued by banks or broker-dealers that are designed to replicate the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index.  Generally, investments in such notes are used as a substitute for positions in underlying indicators.  Structured notes are a type of equity-linked derivative which generally are traded over-the-counter (“OTC”). The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses.
Investments in structured notes involve the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. The return on a structured note that is linked to a particular underlying indicator generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to
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complete the transaction with a Fund. Structured notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to a Fund’s percentage limitation on investments in illiquid securities.
Structured notes may also include exchange-traded notes (“ETNs”), which are typically unsecured and unsubordinated like other structured notes. ETN returns are based upon the performance of one or more underlying indicators and typically, no periodic coupon payments are distributed and no principal protections exists, even at maturity.  ETNs are listed on an exchange and traded in the secondary market. An ETN can be held until maturity, at which time the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Because fees reduce the amount of return at maturity or upon redemption, if the value of the underlying indicator decreases or does not increase significantly, a Fund may receive less than the principal amount of its investment at maturity or upon redemption. In addition, the value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying indicator, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the underlying indicator. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.
Terrorism Risks.  The terrorist attacks in the United States on September 11, 2001, had a disruptive effect on the U.S. economy and financial markets. Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and financial markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.
U.S. Government and Agency Securities.  “U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.
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“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority.  Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer.  Accordingly, there is at least a possibility of default.  U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities.  (See “Mortgage-Backed Securities,” above.)  The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.
U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.
A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.
Variable or Floating Rate Securities; Demand and Put Features. Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.
Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. In purchasing these securities, a Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer.  A Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or
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third party at a specified price.  A Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.
Warrants and Rights. Warrants and rights may be acquired by a Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide a Fund with the right to purchase at a later date other securities of the issuer.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.
When-Issued and Delayed-Delivery Securities and Forward Commitments.  A Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities, such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
When-issued and delayed-delivery purchases and forward commitment transactions enable a Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued, delayed-delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued, delayed-delivery and forward commitment transactions are subject to the risk that the counterparty may fail to complete the purchase or sale of the security. If this occurs, a Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, a Fund will enter into transactions with established counterparties and the Manager will monitor the creditworthiness of such counterparties.
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The value of securities purchased on a when-issued, delayed-delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because a Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed-delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s NAV as long as the commitment to sell remains in effect.
When-issued, delayed-delivery and forward commitment transactions may cause a Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.
Policies and Limitations.  A Fund will purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize capital gains or losses in connection with these transactions.
A Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.
When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on a Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that a Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed-delivery purchases and forward commitment transactions.
Wholly Owned Subsidiary (Neuberger Berman Risk Balanced Commodity Strategy Fund). Neuberger Berman Risk Balanced Commodity Strategy Fund invests a portion of its assets in a wholly owned subsidiary organized as an exempted company with limited liability under the laws of the Cayman Islands (“Subsidiary”). Neuberger Berman Risk Balanced Commodity Strategy Fund invests in the Subsidiary in order to indirectly gain exposure to the
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commodities markets within the limitations of Subchapter M of Chapter 1 of Subtitle A of the Code applicable to RICs. Neuberger Berman Risk Balanced Commodity Strategy Fund must maintain no more than 25% of the value of its total assets in the Subsidiary at the end of every quarter of its taxable year. Neuberger Berman Risk Balanced Commodity Strategy Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.  The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options) are expected to produce leveraged exposure to the performance of the commodities markets. The Subsidiary also may invest in money market funds, fixed income securities and other instruments that may serve as collateral for its commodity-linked positions and may hold cash or cash equivalents.
Neuberger Berman Risk Balanced Commodity Strategy Fund has received an opinion of counsel, which is not binding on the Service or the courts, that distributions of income it receives from the Subsidiary that satisfy certain requirements will constitute qualifying income. See “Additional Tax Information - Taxation of the Funds - The Subsidiary.”
If Neuberger Berman Risk Balanced Commodity Strategy Fund’s income from the Subsidiary were not qualifying income, the Fund could be unable to qualify as a RIC for one or more taxable years.  If the Fund failed to so qualify for any taxable year but was eligible to and did cure the failure, it would incur potentially significant federal income tax expense.  If, on the other hand, the Fund failed to so qualify for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced, and all such distributions from earnings and profits would be taxable to them as dividend income. In that event, the Fund Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
The commodity-related investments of the Subsidiary will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.
The Subsidiary is overseen by its own board of directors. While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, except as noted in Neuberger Berman Risk Balanced Commodity Strategy Fund’s prospectus or this SAI, is not subject to all of the investor protection requirements of the 1940 Act and other U.S. statutes and regulations.  Consequently, Neuberger Berman Risk Balanced Commodity Strategy Fund, as the sole shareholder of the Subsidiary, will not have all of the protections afforded to investors in registered mutual funds.  However, the Subsidiary is wholly owned and controlled by Neuberger Berman Risk Balanced Commodity Strategy Fund and the Fund Trustees maintain oversight responsibility for investment activities of the Subsidiary generally (with respect to compliance and investment policies and procedures) as if the Subsidiary’s investments were held directly by Neuberger Berman Risk Balanced Commodity Strategy Fund. Furthermore, NBIA is responsible for the Subsidiary’s day-to-day business pursuant to an Investment Management Agreement between the Subsidiary and NBIA. Therefore, Neuberger Berman Risk Balanced Commodity Strategy Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take any action contrary to the interests of the Fund or its shareholders. Under the Investment Management Agreement with the Subsidiary, NBIA
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provides the Subsidiary with the same type of management services, under the same terms, as are provided to Neuberger Berman Risk Balanced Commodity Strategy Fund. The Subsidiary also has contracted with service providers to provide custody and other services to the Subsidiary.
In managing the Subsidiary’s investment portfolio, and in adhering to Neuberger Berman Risk Balanced Commodity Strategy Fund’s compliance policies and procedures, NBIA treats the assets of the Subsidiary as if the assets were held directly by the Fund. NBIA also treats the assets of the Subsidiary as if the assets were held directly by Neuberger Berman Risk Balanced Commodity Strategy Fund with respect to its adherence to the Fund’s investment policies and restrictions.
The Subsidiary pays NBIA for the investment management services it receives.  The Subsidiary also bears other fees and expenses it incurs in connection with its operations, such as those for services it receives from third party service providers.
The financial information of the Subsidiary is consolidated in Neuberger Berman Risk Balanced Commodity Strategy Fund’s financial statements, as contained within the Fund’s Annual and Semiannual Reports provided to shareholders.  Changes in U.S. laws (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is organized), could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands has undertaken not to impose certain taxes on the Subsidiary, including any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax. If the Subsidiary’s exemption from those taxes were revoked, thus requiring the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
By investing in the Subsidiary, the Neuberger Berman Risk Balanced Commodity Strategy Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
Zero Coupon Securities, Step Coupon Securities, Discount Obligations and Pay-in-Kind Securities.  A Fund may invest in zero coupon securities, step coupon securities and pay-in-kind securities. Zero coupon securities and step coupon securities are debt obligations that are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”) and do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Each Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.
Zero coupon securities and step coupon securities are redeemed at face value when they mature.  Accrued OID must be included in a Fund’s gross income for federal tax purposes ratably each taxable year prior to the receipt of any actual payments. Pay-in-kind securities pay “interest” through the issuance of additional securities.
Because each Fund must distribute substantially all of its net investment income (including non-cash income attributable to OID and “interest” on pay-in-kind securities) and net realized gains to its shareholders each taxable year to continue to qualify for treatment as a RIC and to minimize or
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avoid payment of federal income and excise taxes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information – Taxation of the Funds.”
The market prices of zero coupon securities, step coupon securities, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest periodically. Those securities and obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.
PERFORMANCE INFORMATION
Each Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor’s original cost.
TRUSTEES AND OFFICERS
The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NBIA. A Fund Trustee who is not an “interested person” of NBIA (including its affiliates) or the Trust is deemed to be an independent Fund Trustee (“Independent Fund Trustee”).

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Information about the Board of Trustees
Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	56
Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	56
Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Martha C. Goss (1949)	Trustee since 2007
President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.
			56
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	56
Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	56
Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	56
Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	56
Director, H&R Block, Inc. (tax services company), since May 2001; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

James G. Stavridis (1955)	Trustee since 2015	Commentator, NBC News, since 2015; Dean, Fletcher School of Law and Diplomacy, Tufts University, since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	56
Director, NFP Corp. (insurance broker and consultant), since 2017; Director, Utilidata Inc., since 2015; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation USA, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	56
Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	56	None.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC (“Neuberger Berman”) and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC (“NBIA”) (formerly, Neuberger Berman Fixed Income LLC (“NBFI”) and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
			56
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; President—Mutual Funds, NBIA, since 2008; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.	56	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

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(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)
Pursuant to the Trust’s Trust Instrument, subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Trustees, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*
Indicates a Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust
Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President – Mutual Fund Board Relations, NBIA, 2000 to 2008;  formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator;

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2016
General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017, formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 – 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator; Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since inception
Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1959)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Chamaine Williams (1971)	Chief Compliance Officer since inception
Chief Compliance Officer – Mutual Funds and Senior Vice President, NBIA, since 2006;  formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; Chief Compliance Officer, twenty-six  registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)
Pursuant to the By‑Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

The Board of Trustees
The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of each Fund and reviews and approves each Fund’s investment advisory and sub-advisory contracts and other principal contracts.
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The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Funds, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.
Additional Information About Fund Trustees
In choosing each Fund Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, his or her demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the Trust and each Fund of the Trust, their investment manager, sub-advisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors, and in the case of each Trustee who has served on the Board over multiple years, as a result of his or her substantial prior service as a Trustee of the Trust.  No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.
Independent Fund Trustees
Michael J. Cosgrove:  Mr. Cosgrove is President of an asset management consulting firm.  He has experience as President, Chief Executive Officer, and Chief Financial Officer of the asset management division of a major multinational corporation. He also has experience as a President of
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institutional sales and marketing for the asset management division of the same corporation, where he was responsible for all distribution, marketing, and development of mutual fund products. He also has served as a member of the boards of various not-for-profit organizations. He has served as a Fund Trustee since 2015.
Marc Gary: Mr. Gary has legal and investment management experience as executive vice president and general counsel of a major asset management firm. He also has experience as executive vice president and general counsel at a large corporation, and as national litigation practice chair at a large law firm.  He has served as a member of the boards of various profit and not-for-profit organizations. He currently is a trustee and the executive vice chancellor and COO of a religious seminary where he oversees the seminary’s institutional budget. He has served as a Fund Trustee since 2015.
Martha C. Goss:  Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the Chief Financial Officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university.  She has served as a Fund Trustee for multiple years.
Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Trustee for multiple years.
Deborah C. McLean. Ms. McLean has experience in the financial services industry. She is currently involved with a high net worth private wealth management membership practice and an angel investing group, where she is active in investment screening and deal leadership and execution. For many years she has been engaged in numerous roles with a variety of not-for-profit and private company boards and has taught corporate finance at the graduate and undergraduate levels. She commenced her professional training at a major financial services corporation, where she was employed for multiple years. She has served as a Fund Trustee since 2015.
George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served on the board of another mutual fund complex.   He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a Fund Trustee for multiple years.
Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a
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private investment partnership.  He has served as a Fund Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.
James G. Stavridis. Admiral Stavridis has organizational management experience as a dean of a major university school of law and diplomacy.  He also held many leadership roles with the United States Navy over the span of nearly four decades, including serving as NATO’s Supreme Allied Commander Europe and serving at the Pentagon at different periods of time as a strategic and long range planner on the staffs of the chief of Naval Operations, as the chairman of the Joint Chiefs of Staff, and as Commander, U.S. Southern Command.  He has also served as an advisor to private and public companies on geopolitical and cybersecurity matters. He has served as a Fund Trustee since 2015.
Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of a public university and various profit companies.  She has served as a Fund Trustee for multiple years.
Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He is a Fellow in the Society of Actuaries.  He has served as a Fund Trustee for multiple years.
Fund Trustees who are “Interested Persons”
Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  He serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Trustee since 2009.
Robert Conti:  Mr. Conti has investment management experience as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization.  He has served as a Fund Trustee since 2008.
Information About Committees

The Board has established several standing committees to oversee particular aspects of the Funds’ management. The standing committees of the Board are described below.
Audit Committee. The Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Funds and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the
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Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds’ independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent registered public accounting firms; (e) to act as a liaison between the Funds’ independent registered public accounting firms and the full Board; (f) to monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management about the issuer, current market conditions, and other material factors (“Pricing Procedures”); (g) to consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; and (h) from time to time, as required or permitted by the Pricing Procedures, to establish or ratify a method of determining the fair value of portfolio securities for which market prices are not readily available. Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2017, the Committee met 8 times.
Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to approve or renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Marc Gary, Deborah C. McLean (Chair), George W. Morriss (Vice Chair), and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2017, the Committee met 7 times.
Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; (c) the activities of the Trust’s Chief Compliance Officer (“CCO”); (d) the activities of management personnel responsible for identifying, prioritizing, and managing compliance risks; (e) the adequacy and fairness of the arrangements for securities lending, if any, in a manner consistent with applicable regulatory requirements, with special emphasis on any arrangements in which a Fund deals with the manager or any affiliate of the manager as principal or agent; (f) the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (g) the quarterly and annual management reports on contractual arrangements  with third-party intermediaries, including payments to, and the nature and quality of the services provided by, such parties. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator, custodian, and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations and their contracts with the Funds.  The CCO is responsible for administering each Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.
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Its members are Marc Gary (Chair), Michael M. Knetter, Tom D. Seip, James G. Stavridis, and Candace L. Straight (Vice Chair). All members are Independent Fund Trustees. During the fiscal year ended October 31, 2017, the Committee met 6 times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust and NBIA.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are Robert Conti (Vice Chair), Michael J. Cosgrove, Marc Gary, Martha C. Goss, Michael M. Knetter, Deborah C. McLean, George W. Morriss, and Tom D. Seip (Chair). All members, except for Mr. Conti, are Independent Fund Trustees. During the fiscal year ended October 31, 2017, the Committee met 1 time.
Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust;  (c) recommending for Board approval any proposed changes to Committee membership and recommending for Board and Committee approval any proposed changes to the Chair and Vice Chair appointments of any Committee following consultation with members of each such Committee; and (d) considering and making recommendations relating to the compensation of Independent Fund Trustees. Its members are Martha C. Goss (Chair), Michael M. Knetter, Tom D. Seip, and James G. Stavridis (Vice Chair). All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Alternative Funds, 1290 Avenue of the Americas, New York, NY 10104. During the fiscal year ended October 31, 2017, the Committee met 3 times.
Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Each Fund Trustee is a member of the Committee. Michael M. Knetter and Peter P. Trapp are the Chair and the Vice Chair, respectively, of the Committee. All members, except for Mr. Amato and Mr. Conti, are Independent Fund Trustees.  During the fiscal year ended October 31, 2017, the Committee met 4 times.
Risk Management Oversight
As an integral part of its responsibility for oversight of the Funds in the interests of shareholders, the Board oversees risk management of the Funds’ administration and operations.  The Board views risk management as an important responsibility of management.
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A Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, liquidity risk, reputational risk, risk of operational failure or lack of business continuity, cybersecurity risk, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund.  Under the overall supervision of the Board, the Funds, the Funds’ investment manager, and the affiliates of the investment manager, or other service providers to the Funds, employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.
The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and/or, at times, the Board, meet periodically with the Chief Risk Officer, head of operational risk, the Chief Information Security Officer, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity, alternative and fixed income, the heads of Internal Audit, and the Funds’ independent auditor.  The committees or the Board, as appropriate, review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.
Compensation and Indemnification
The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.
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Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.
Effective January 1, 2018, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and any Fund Trustee who is an “interested person” of the Trust but who is not an employee of NBIA or its affiliates receives an annual retainer of $150,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone.  Prior to January 1, 2018, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and any Fund Trustee who is an “interested person” of the Trust but who is not an employee of NBIA or its affiliates receives an annual retainer of $140,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee and the Chair of the Contract Review Committee each receives $20,000 per year and each Chair of the other Committees receives $15,000 per year. No additional compensation is provided for service on a Board committee.  The Chair of the Board who is also an Independent Fund Trustee receives an additional $50,000 per year.
The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.
The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.
TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 10/31/2017
Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
Faith Colish* Trustee	$15,242	$111,053
Michael J. Cosgrove	$29,896	$200,000
Trustee
Marc Gary	$31,562	$211,250
Trustee
Martha C. Goss Trustee	$32,128	$215,000
Michael M. Knetter Trustee	$32,128	$215,000
Deborah C. McLean Trustee	$29,896	$200,000

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Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
George W. Morriss Trustee	$32,873	$220,000
Tom D. Seip Chairman of the Board and Trustee	$37,337	$250,000
James G. Stavridis Trustee	$29,896	$200,000
Candace L. Straight Trustee	$32,873	$220,000
Peter P. Trapp Trustee	$32,128	$215,000
Fund Trustees who are “Interested Persons”
Joseph V. Amato Trustee	$0	$0
Robert Conti President, Chief Executive Officer and Trustee	$0	$0

* Faith Colish retired from her position as Trustee effective December 31, 2016 and as director of the closed-end funds managed by NBIA effective December 31, 2017. After her retirement, Ms.  Colish served as a legal and regulatory compliance consultant to the Trust’s Board until December 31, 2017.

Ownership of Equity Securities by the Fund Trustees
The following table sets forth the dollar range of securities owned by each Fund Trustee in each Fund as of December 31, 2017.
Name of Fund Trustee	Global Allocation	Risk Balanced Commodity Strategy
Independent Fund Trustees
Michael J. Cosgrove	A	A
Marc Gary	A	A
Martha C. Goss	A	A
Michael M. Knetter	A	A
Deborah C. McLean	A	A
George W. Morriss	C	A
Tom D. Seip	A	A
James G. Stavridis	A	A
Candace L. Straight	A	A
Peter P. Trapp	A	A
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E	A
Robert Conti	E	A
A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

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The following table sets forth the aggregate dollar range of securities owned by each Fund Trustee in all the funds in the fund family overseen by the Fund Trustee, valued as of December 31, 2017.
Name of Fund Trustee	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies
Independent Fund Trustees
Michael J. Cosgrove	E
Marc Gary	E
Martha C. Goss	E
Michael M. Knetter	E
Deborah C. McLean	E
George W. Morriss	E
Tom D. Seip	E
James G. Stavridis	E
Candace L. Straight	E
Peter P. Trapp	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E
Robert Conti	E
A = None;  B = $1-$10,000;  C = $10,001 - $50,000;  D = $50,001-$100,000;  E = over $100,000

On January 31, 2018, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record 1.876% of the outstanding shares of Institutional Class of Neuberger Berman Global Allocation Fund, and less than 1% of the outstanding shares of each Class of each other Fund.

Independent Fund Trustees’ Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
Investment Manager and Administrator
NBIA serves as the investment manager to the Funds pursuant to a management agreement with the Trust, dated December 29, 2010 (“Management Agreement”). With respect to Neuberger Berman Risk Balanced Commodity Strategy Fund, NBIA is also responsible for
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the Subsidiary’s day-to-day business pursuant to a separate management agreement between the Subsidiary and NBIA. The Subsidiary will pay NBIA for the investment management services it receives.
The Management Agreement provides, in substance, that NBIA will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for the Funds’ assets. The Management Agreement permits NBIA to effect securities transactions on behalf of the Funds through associated persons of NBIA. The Management Agreement also specifically permits NBIA to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.
NBIA provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NBIA pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NBIA. Two directors of NBIA, who also serve as officers of NBIA, presently serve as Fund Trustees and/or officers of the Trust.  See “Trustees and Officers.”  Each Fund pays NBIA a management fee based on the Fund’s average daily net assets, as described below.
NBIA provides facilities, services, and personnel as well as accounting, record keeping and other services to the Funds pursuant to four administration agreements with the Trust, one for Institutional Class dated December 29, 2010, one for Class A dated December 29, 2010, one for Class C dated December 29, 2010, and one for Class R6 dated December 31, 2013 (each, an “Administration Agreement”). For such administrative services, each Class of a Fund pays NBIA a fee based on the Class’s average daily net assets, as described below.
The services provided by NBIA under the Management Agreement and Administration Agreement include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services.  These services also include, among other things: (i) coordinating and overseeing all matters relating to the operation of the Funds, including overseeing the shareholder servicing agent, custodian, accounting services agent, independent auditors, legal counsel and other agents and contractors engaged by the Funds; (ii) assuring that all financial, accounting and other records required to be prepared and preserved by the Funds are prepared and preserved by it or on its behalf in accordance with applicable laws and regulations; (iii) assisting in the preparation of all periodic reports by the Funds to shareholders; (iv) assisting in the preparation of all reports and filings required to maintain the registration and qualification of each Fund and its shares, or to meet other regulatory or tax requirements applicable to the Fund under federal and state securities and tax laws; and (v) furnishing such office space, office equipment and office facilities as are adequate for the needs of the Funds.
NBIA also plays an active role in the daily pricing of Fund shares, provides information to the Board necessary to its oversight of certain valuation functions, and annually conducts due diligence on the outside independent pricing services.  NBIA prepares reports and other materials necessary and appropriate for the Board’s ongoing oversight of each Fund and its service
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providers; and prepares an extensive report in connection with the Board’s annual review of the Management Agreement, Distribution Agreements and Rule 12b-1 Plans.
Under each Administration Agreement, NBIA provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NBIA provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NBIA or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.
The Management Agreement continues until October 31, 2018. The Management Agreement is renewable thereafter from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of that Fund. Each Administration Agreement continues until October 31, 2018. Each Administration Agreement is renewable thereafter from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of that Fund.
The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NBIA. Each Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NBIA. Each Agreement terminates automatically if it is assigned.
From time to time, NBIA or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate NAV of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.
NBIA may engage one or more of foreign affiliates that are not registered under the 1940 Act (“participating affiliates”) in accordance with applicable SEC no‐action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The employees of a participating affiliate are designated to act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA.  The Funds will pay no additional fees and expenses as a result of any such arrangements.

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Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NBIA and the Funds intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NBIA or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.
Management and Administration Fees
For investment management services, Neuberger Berman Global Allocation Fund pays NBIA a fee at the annual rate of 0.550% of the first $1 billion of the Fund’s average daily net assets, 0.525% of the next $1 billion and 0.500% of average daily net assets in excess of $2 billion. For investment management services, prior to February 28, 2017, Neuberger Berman Global Allocation Fund paid NBIA a fee at the annual rate of 0.650% of the first $1 billion of the Fund’s average daily net assets, 0.625% of the next $1 billion and 0.600% of average daily net assets in excess of $2 billion. For investment management services, prior to February 28, 2013, Neuberger Berman Global Allocation Fund paid NBIA a fee at the annual rate of 0.900% of the first $1 billion of the Fund’s average daily net assets, 0.875% of the next $1 billion and 0.850% of average daily net assets in excess of $2 billion.
For investment management services, Neuberger Berman Risk Balanced Commodity Strategy Fund pays NBIA a fee at the annual rate of 0.500% of the first $250 million of the Fund’s average daily net assets, 0.475% of the next $250 million, 0.450% of the next $250 million, 0.425% of the next $250 million, 0.400% of the next $500 million, 0.375% of the next $2.5 billion, and 0.350% of average daily net assets in excess of $4 billion. For investment management services, prior to February 28, 2017, Neuberger Berman Risk Balanced Commodity Fund paid NBIA a fee at the annual rate of 0.700% of the first $250 million of the Fund’s average daily net assets, 0.675% of the next $250 million, 0.650% of the next $250 million, 0.625% of the next $250 million, 0.600% of the next $500 million, 0.575% of the next $2.5 billion, and 0.550% of average daily net assets in excess of $4 billion. The amount Neuberger Berman Risk Balanced Commodity Strategy Fund pays to NBIA for investment management services will be reduced by the amount of any management fee that NBIA receives from the Subsidiary.
Institutional Class. For administrative services, the Institutional Class of each Fund pays NBIA a fee at the annual rate of 0.15% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent NBIA may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services.  In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.
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Class A and Class C. For administrative services, Class A and Class C of each Fund each pays NBIA a fee at the annual rate of 0.26% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses. With a Fund’s consent, NBIA may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services. (A portion of this compensation may be derived from the Rule 12b-1 fee paid to the Distributor by Class A and Class C of each Fund; see “Distribution Arrangements,” below.)
Class R6. For administrative services, Class R6 of Neuberger Berman Global Allocation Fund pays NBIA a fee at the annual rate of 0.08% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board of Trustees on actual expenses.

During the fiscal years ended October 31, 2017, 2016, and 2015, each Fund accrued management and administration fees as follows:
		Management and Administration Fees Accrued for Fiscal Years Ended October 31,
Fund	Class	2017	2016	2015
Global Allocation	Class A	$38,857	$60,656	$82,460
	Class C	$32,648	$50,005	$62,215
	Institutional	$91,100	$72,478	$86,370
	Class R6	N/A^	N/A^	N/A^

Risk Balanced Commodity Strategy	Class A	$312,578	$315,990	$536,750
	Class C	$400	$9,348	$34,477
	Institutional	$454,836	$343,728	$217,476
^ No data available because the Fund or Class of the Fund had not yet commenced operations.

Contractual Expense Limitations
NBIA has contractually undertaken, during the respective period noted below, to waive fees and/or reimburse annual operating expenses of each Class of each Fund listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below.
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Commitment fees relating to borrowings are treated as interest for purposes of this exclusion.  Because the contractual undertaking excludes certain expenses, a Fund’s net expenses may exceed its contractual expense limitation.  For purposes of this limitation, Neuberger Berman Risk Balanced Commodity Strategy Fund’s Operating Expenses shall be deemed to include the Operating Expenses of the Subsidiary.
Each Fund listed agrees to repay NBIA out of assets attributable to each of its respective Classes for any fees waived by NBIA under the expense limitation or any Operating Expenses NBIA reimburses in excess of the expense limitation, provided that the repayment does not cause that Class’ Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
With respect to any Fund, the appropriateness of these undertakings is determined on a Fund-by-Fund and Class-by-Class basis.
Fund	Class	Limitation Period	Expense Limitation
Global Allocation	Institutional	10/31/2021	0.75%
	A	10/31/2021	1.11%
	C	10/31/2021	1.86%
	R6	10/31/2021	0.68%

Risk Balanced Commodity Strategy	Institutional	10/31/2021	0.73%
	A	10/31/2021	1.09%
	C	10/31/2021	1.84%

NBIA reimbursed each Class of each Fund listed below the following amount of expenses pursuant to each Fund’s contractual expense limitation:

		Expenses Reimbursed for Fiscal Years

Fund	Class	2017	2016	2015
Global Allocation	Class A	$131,054	$182,783	$187,516
	Class C	$110,994	$149,577	$142,390
	Institutional Class	$346,296	$249,350	$219,561
	Class R6	N/A^	N/A^	N/A^

Risk Balanced Commodity Strategy	Class A	$131,093	$150,132	$210,384
	Class C	$545	$7,166	$17,570
	Institutional Class	$211,468	$171,296	$94,559
^ No data available because the Fund or the Class of the Fund had not yet commenced operations.

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Advisory Fee Waiver
For so long as a Fund invests any assets in an affiliated underlying fund, NBIA undertakes to waive a portion of the Fund's advisory fee equal to the advisory fee it receives from such affiliated underlying fund on those assets, as described in the Fund’s prospectus. This undertaking may not be terminated without the consent of the Board of Trustees.

The table below shows the amounts reimbursed by NBIA pursuant to this arrangement:

	Expenses Reimbursed for Fiscal Years Ended October 31,
Fund	2017	2016	2015
Global Allocation – Institutional Class	$42,307	$27,799	$23,836

Global Allocation – Class A	$15,621	$20,164	$20,299

Global Allocation – Class C	$12,927	$16,564	$15,429

Risk Balance Commodity Strategy– Institutional Class	$60,839	$48,113	$28,233

Risk Balance Commodity Strategy– Class A	$36,067	$39,093	$60,958

Risk Balance Commodity Strategy– Class C	$49	$1,129	$3,922

 Portfolio Manager Information
The table below lists the Portfolio Manager(s) of each Fund and the Funds for which the Portfolio Manager has day-to-day management responsibility.
Portfolio Manager	Fund(s) Managed
Ajay Jain	Neuberger Berman Global Allocation Fund
Hakan Kaya	Neuberger Berman Risk Balanced Commodity Strategy Fund
Erik Knutzen	Neuberger Berman Global Allocation Fund
Thomas Sontag	Neuberger Berman Risk Balanced Commodity Strategy Fund
Bradley Tank	Neuberger Berman Global Allocation Fund
David Wan	Neuberger Berman Risk Balanced Commodity Strategy Fund

Accounts Managed

The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of October 31, 2017, except as otherwise indicated.
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Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Ajay Jain***
Registered Investment Companies*	2	44	-	-
Other Pooled Investment Vehicles	7	876	1	65
Other Accounts**	28	1,793	13	1,772
Hakan Kaya***
Registered Investment Companies*	2	141	-	-
Other Pooled Investment Vehicles	2	80	-	-
Other Accounts**	-	-	-	-
Erik Knutzen***
Registered Investment Companies*	2	44	-	-
Other Pooled Investment Vehicles	1	69	1	69
Other Accounts**	244	3,333	4	2,697
Thomas Sontag***
Registered Investment Companies*	6	3,104	-	-
Other Pooled Investment Vehicles	15	3,553	1	14
Other Accounts**	358	27,180	1	20
Brad Tank***
Registered Investment Companies*	5	3,921	-	-
Other Pooled Investment Vehicles	2	143	-	-
Other Accounts**	2	595	2	595
David Wan***
Registered Investment Companies*	1	125	-	-
Other Pooled Investment Vehicles	1	61	-	-
Other Accounts**	-	-	-	-
*Registered Investment Companies include all funds managed by the Portfolio Manager, including the Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts, and Managed Accounts (WRAP Accounts).
*** A portion of certain accounts may be managed by other Portfolio Managers; however, the total assets of such accounts are included even though the Portfolio Manager listed is not involved in the day-to-day management of the entire account.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a Fund it manages
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also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity.  Further, the Manager may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if the Manager and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible.  In the ordinary course of operations certain businesses within the Neuberger Berman organization (the “Firm”) may seek access to material non-public information.  For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will take into account the interests of all clients and will endeavor to act fairly to all clients.  The intentional acquisition of material non-public information may give rise to a potential conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that the Firm, including a Fund, may purchase or potentially limiting the ability of the Firm, including a Fund, to sell such securities.  Similarly, where the Firm declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a Fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.
NBIA and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Compensation of Portfolio Managers
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated.  The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Plan (vesting over 3 years).

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.   Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment.   Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis.  By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to
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collaborate with colleagues to maximize performance across all business areas.  In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.    In prior years, employees may have elected to have a portion of their contingent amounts delivered in the form of NBSH equity (either vested or unvested, depending on the terms of the plain for that year). Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.
Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund(s) that the Portfolio Manager manages, as of October 31, 2017.  Beneficial ownership includes a Portfolio Manager’s direct investments, investments by immediate family members, and notional amounts invested through contingent compensation plans.
Portfolio Manager	Fund Managed	Dollar Range of Equity Securities Owned in the Fund
Ajay Jain	Neuberger Berman Global Allocation Fund	D
Hakan Kaya	Neuberger Berman Risk Balanced Commodity Strategy Fund	B
Erik Knutzen	Neuberger Berman Global Allocation Fund	G
Thomas Sontag	Neuberger Berman Risk Balanced Commodity Strategy Fund	A
Brad Tank	Neuberger Berman Global Allocation Fund	F
David Wan	Neuberger Berman Risk Balanced Commodity Strategy Fund	B
A = None; B = $1-$10,000; C = $10,001 - $50,000; D =$50,001-$100,000;
E = $100,001-$500,000; F = $500,001-$1,000,000; G = Over $1,000,001

Other Investment Companies or Accounts Managed
The investment decisions concerning the Funds and the other registered investment companies managed by NBIA (collectively, “Other NB Funds”) have been and will continue to
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be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NBIA have varied from one another in the past and are likely to vary in the future.  In addition, NBIA or its affiliates may manage one or more Other NB Funds or other accounts with similar investment objectives and strategies as the Funds that may have risks that are greater or less than the Funds.
There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by NBIA are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations.  The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of a Fund having its advisory arrangements with NBIA outweighs any disadvantages that may result from contemporaneous transactions.
The Funds are subject to certain limitations imposed on all advisory clients of NBIA (including the Funds, the Other NB Funds, and other managed funds or accounts) and personnel of NBIA and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NBIA that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.
Codes of Ethics
The Funds and NBIA have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NBIA. The Funds’ Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.
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Management and Control of NBIA
NBIA is an indirect subsidiary of NBG. The directors, officers and/or employees of NBIA who are deemed “control persons,” all of whom have offices at the same address as NBIA, are: Joseph Amato, Robert Conti and Brad Tank. Mr. Amato is a Trustee of the Trust, and Mr. Conti is both a Trustee and an officer of the Trust.  The directors, officers and/or employees of NBIA who are deemed “control persons,” all of whom have offices at the same address as NBIA, are: Andrew Johnson, Lawrence Kohn, James Dempsey, Brad Cetron and Robert Eason
NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team and certain of NBG’s key employees and senior professionals.

DISTRIBUTION ARRANGEMENTS
Each Fund offers three classes of shares, known as Institutional Class, Class A and Class C shares.  Neuberger Berman Global Allocation Fund also offers Class R6 shares.
Distributor
Neuberger Berman BD LLC (“Neuberger Berman” or the “Distributor”) serves as the distributor in connection with the continuous offering of each Fund’s shares. Institutional Class and Class R6 shares are offered on a no-load basis.  As described in the Funds’ Prospectuses, certain classes are available only through investment providers (“Institutions”) that have made arrangements with the Distributor and/or NBIA for shareholder servicing and administration and/or entered into selling agreements with the Distributor and/or NBIA.
In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds’ “principal underwriter” within the meaning of the 1940 Act.  It acts as agent in arranging for the sale of each Fund’s Institutional Class and Class R6 shares of Neuberger Berman Global Allocation Fund without sales commission or other compensation and either it or its affiliates bear all advertising and promotion expenses incurred in the sale of those shares.  The Distributor also acts as agent in arranging for the sale of each Fund’s Class A and Class C shares to Institutions and either it or its affiliates bear all advertising and promotion expenses incurred in the sale of those shares.  However, for Class A shares, the Distributor receives commission revenue consisting of the portion of the Class A sales charge remaining after the allowances by the Distributor to Institutions.  For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase.  A Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions in connection with Class C shares.
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Sales charge revenues collected and retained by the Distributor for the past three fiscal years are shown in the following table.
		Sales Charge Revenue		Deferred Sales Charge Revenue
Fund	Fiscal Year Ended Oct. 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
Global Allocation – Class A	2017	$27,304	$3,816	-	-
	2016	$4,152	$559	-	-
	2015	$6,832	$732	-	-
Global Allocation – Class C	2017	-	-	$1,595	-
	2016	-	-	$867	-
	2015	-	-	$1,929	-
Risk Balanced Commodity Strategy – Class A	2017	-	-	-	-
	2016	-	-	-	-
	2015	$250	$35	-	-
Risk Balanced Commodity Strategy – Class C	2017	-	-	-	-
	2016	-	-	$1,140	-
	2015	-	-	$158	-

For each Fund that offers a Class that is sold directly to investors, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder list, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds’ shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds’ shareholders any investment products or services other than those managed by NBIA or distributed by the Distributor.
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From time to time, the Distributor and/or NBIA and/or their affiliates may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.
The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Fund’s Institutional Class and with respect to Class R6 of Neuberger Berman Global Allocation Fund, and Distribution and Shareholder Services Agreements with respect to Class A and Class C of the Fund (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2018. The Distribution Agreements may be renewed annually with respect to a Fund if specifically approved by (1) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the outstanding shares of that Fund. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreement.
Additional Payments to Financial Intermediaries
The Distributor and/or NBIA and/or their affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares.  No such payments are made with respect to Class R6 shares.

Such payments (often referred to as revenue sharing payments) are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting the Distributor’s and/or NBIA’s and/or their affiliates’ personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing the Distributor’s and/or NBIA’s and/or their affiliates’ personnel to attend conferences.  The Distributor and/or NBIA and/or their affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, the Distributor and/or NBIA and/or their affiliates may pay for: placing the Funds on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.  Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.
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The level of such payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, actual or expected sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by the Distributor and/or NBIA and/or their affiliates and the Financial Intermediaries or any combination  thereof.  The amount of  these payments is determined at the discretion of the Distributor and/or NBIA and/or their affiliates from time to time, may be substantial, and may be different for different  Financial  Intermediaries based on,  for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Funds or of any particular share class of the Funds.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses.  You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Fund.

In addition to  the  compensation  described above, the Funds and/or the Distributor and/or NBIA and/or their affiliates may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction  processing  services  related to the maintenance of accounts for retirement and benefit plans and other  omnibus accounts (“subaccounting fees”).  Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

The Distributor and NBIA and their affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, NBIA and/or its affiliates benefit from the incremental management and other fees paid to NBIA and/or its affiliates by the Funds with respect to those assets.

Distribution Plan (Class A Only)
The Trust, on behalf of each Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to Class A of each Fund.  The Plan provides that Class A of each Fund will compensate the Distributor for administrative and other services provided to Class A of the Fund, its activities and expenses related to the sale and distribution of Class A shares, and ongoing services to investors in Class A of the Fund. Under the Plan, the Distributor receives from Class A of each Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. The Distributor may pay up to the full amount of this fee to Institutions
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that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s Plan complies with these rules.
The table below sets forth the amount of fees accrued for Class A of the Funds indicated below:
	Fiscal Year Ended October 31,
Fund	2017	2016	2015
Global Allocation	$11,409	$16,677	$22,645
Risk Balanced Commodity Strategy	$95,349	$82,343	$140,037

Distribution Plan (Class C Only)

The Trust, on behalf of each Fund, has adopted a Plan with respect to Class C of each Fund.  The Plan provides that Class C of each Fund will compensate the Distributor for administrative and other services provided to Class C of the Fund, its activities and expenses related to the sale and distribution of Class C shares, and ongoing services to investors in Class C of the Fund. Under the Plan, the Distributor receives from Class C of each Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets, of which 0.75% is a distribution fee and 0.25% is a service fee. The Distributor may pay up to the full amount of this fee to Institutions that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s Plan complies with these rules.
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The table below sets forth the amount of fees accrued for Class C of the Funds indicated below:
	Fiscal Year Ended October 31,
Fund	2017	2016	2015
Global Allocation	$38,636	$54,981	$68,330
Risk Balanced Commodity Strategy	$466	$9,822	$35,901

Distribution Plan (Class A and Class C)
Each Plan requires that the Distributor provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.
Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the applicable Classes of the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.
Each Plan is renewable from year to year with respect to a Class of a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. A Plan may not be amended to increase materially the amount of fees paid by any Class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the Class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a Class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the Class.
From time to time, one or more of the Funds may be closed to new investors. Because the Plans pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.
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ADDITIONAL PURCHASE INFORMATION
Share Prices and Net Asset Value
Each Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of a Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent.
Each Fund normally calculates its NAV on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. Because the value of a Fund's portfolio securities changes every business day, its share price usually changes as well. In the event of an emergency or other disruption in trading on the Exchange, a Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although a Fund may decide to remain open and in such a case, the Fund would post a notice on www.nb.com.
A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated.
A Fund uses one or more independent pricing services approved by the Board of Trustees to value its equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs). An independent pricing service values equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs) listed on the NYSE, the NYSE MKT LLC or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security or other instrument on a particular day, the independent pricing services may value the security or other instrument based on market quotations.
A Fund uses one or more independent pricing services approved by the Board of Trustees to value its debt portfolio securities and other instruments, including certain derivative instruments that do not trade on an exchange. Valuations of debt securities and other instruments provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or
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prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Valuations of derivatives that do not trade on an exchange provided by an independent pricing service are based on market data about the underlying investments. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value, unless other factors indicate that this method does not provide an accurate estimate of the short-term security’s value.
NBIA has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated NAV per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if NBIA believes in good faith that the valuation received does not reflect the amount a Fund might reasonably expect to receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods the Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. A Fund may also use these methods to value certain types of illiquid securities and instruments for which broker quotes are rarely, if ever, available, such as options that are out of the money, or for which no trading activity exists. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s NAV calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.

The value of a Fund's investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.
If, after the close of the principal market on which a security is traded and before the time a Fund's securities are priced that day, an event occurs that NBIA deems likely to cause a material change in the value of that security, the Fund Trustees have authorized NBIA, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant with respect to the security in question.
The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days
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when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.  The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the time as of which a Fund’s share price is calculated.  Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund’s share price is calculated to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of a Fund may be significantly affected on days when shareholders do not have access to that Fund.
Under the 1940 Act, the Funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.
Subscriptions in Kind
The Funds may from time to time accept securities in exchange for Fund shares.
Financial Intermediaries
The Funds have authorized one or more Financial Intermediaries to receive purchase and redemption orders on their behalf.  Such Financial Intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Funds’ behalf.  A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or its designee receives the order.  Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “received in proper form” as defined in the Prospectuses.
Automatic Investing and Dollar Cost Averaging
Shareholders that hold their shares directly with a Fund (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in an eligible money market fund outside the Neuberger Berman fund family or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. A Direct Shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application.
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A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.
Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.
Sales Charges
Dealer commissions and compensation.
Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. Commissions on such investments are paid to dealers at the following rates: 1.00% on amounts from $1 million to $3,999,999, 0.50% on amounts from $4 million to $29,999,999 and 0.25% on amounts from $30 million and above. Commissions are based on cumulative investments and are reset annually.
See the Funds’ Prospectuses for information regarding sales charge reductions and waivers.
ADDITIONAL EXCHANGE INFORMATION
As more fully set forth in the respective fund’s prospectus, if shareholders purchased Institutional Class, Investor Class, Trust Class, or Class R6 shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment and other eligibility requirements of the other fund(s) are met.  Investor Class shares of a fund in the fund family may also be exchanged for Trust Class shares where the Distributor is the Institution acting as the record owner on behalf of the shareholder making the exchange.  Class R6 shares of a fund in the fund family may also be exchanged for Institutional shares where (1) the Distributor is the Institution acting as the record owner on behalf of the shareholder making the exchange, and (2) Class R6 shares of the other fund in the fund family are not available (otherwise, Class R6 shares would be exchanged for Class R6 shares of the other fund in the fund family).
In addition, Grandfathered Investors (as defined in the Class A and Class C shares prospectuses) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.
An Institution may exchange a fund’s Advisor Class, Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution.  Most Institutions allow you to take advantage of the exchange program.
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If shareholders purchased shares of a fund in the fund family directly, with the exception of Class R6, they may exchange those shares for shares of the following eligible money market funds (and classes): Investment Class shares of State Street Institutional U.S. Government Money Market Fund and Investment Class shares of State Street Institutional Treasury Plus Money Market Fund. An investor may exchange shares of an eligible money market fund for shares of a particular class of a fund in the Neuberger Berman fund family only if the investor holds, through the Distributor, both shares of that eligible money market fund and shares of that particular class of that fund in the Neuberger Berman fund family.

Exchanges are generally not subject to any applicable sales charges.  However, exchanges from eligible money market funds are subject to any applicable sales charges on the fund in the Neuberger Berman fund family being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the Neuberger Berman fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or other distributions from a fund in the Neuberger Berman fund family having a sales charge.
Most investment providers allow you to take advantage of the exchange program.  Please contact your investment provider or the Distributor for further information on exchanging your shares.
Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a redemption (sale) and purchase, respectively, of shares of the two funds for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized on the exchange.
A Fund may terminate or materially alter its exchange privilege without notice to shareholders.
ADDITIONAL REDEMPTION INFORMATION
Suspension of Redemptions
The right to redeem a Fund’s shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when the bond market is closed, (3) when trading on the NYSE is restricted, (4) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (5) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (3) or (4) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

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Redemptions in Kind
Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when NBIA or the Fund Trustees determine that it is in the best interests of a Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Fund’s Trustees.
CONVERSION INFORMATION
If consistent with your investment provider’s program, Class A and Class C shares of a Fund that have been purchased by an investment provider on behalf of clients may be converted into Institutional Class shares of the same Fund provided any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund are satisfied.  Notwithstanding the foregoing, at the request of an investment provider on behalf of its similarly-situated clients as a group, and subject to approval by the Board of Trustees (which will determine in its reasonable business judgment whether the conversion will be in the best interests of the affected Fund), shares of one class of a Fund may be converted into/reclassified as shares of a different class of the same Fund provided that the shareholder satisfies the conditions for investing in the class into which the conversion is sought (as described in the applicable Fund’s prospectus and SAI).  Any such conversion will be effected at NAV without the imposition of any sales load, fee or other charges by the Fund.  Please contact your investment provider about any fees that it may charge. Share conversion privileges may not be available for all accounts and may not be offered at all investment providers.
Institutional Class, Class A, and Class C shares of a Fund may be converted to Class R6 shares of the same Fund, provided that any eligibility requirements of Class R6 shares are met.

DIVIDENDS AND OTHER DISTRIBUTIONS
Each Fund distributes to its shareholders substantially all of the net investment income it earns (by Class, after deducting expenses attributable to the Class) and any net capital gains (both long-term and short-term) and net gains from foreign currency transactions, if any, it realizes that are allocable to that Class. A Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include net capital and foreign currency gains and losses. Net investment income and realized gains and losses of each Fund are reflected in its NAV until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).
Each Fund normally pays dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, once annually, in December.
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Each Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). If you use an investment provider, you must consult it about whether your dividends and other distributions from a Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.  To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.
Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. A cash election with respect to any Fund remains in effect until the shareholder notifies State Street in writing  (at the above address) to discontinue the election.
If it is determined that the U.S. Postal Service cannot properly deliver a Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election and the shareholder’s dividends and other distributions thereafter will automatically be reinvested in additional Fund shares of the distributing Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.
Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the relevant Fund at the NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.
ADDITIONAL TAX INFORMATION
Taxation of the Funds
To continue to qualify for treatment as a RIC, each Fund, which is treated as a separate corporation for federal tax purposes, must distribute to its shareholders for each taxable year at least 90% of the sum of (1) its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) plus (2) its net interest income excludable from gross income under section 103(a) of the Code (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and
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(2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer (such as the Subsidiary), (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Diversification Requirements”).
If a Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), the Fund generally will be treated as (1) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the Diversification Requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (2) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.
By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for that treatment for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not, to avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- then, (a) the Fund would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain, and amounts that otherwise would be “exempt-interest dividends” (described below), as ordinary dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be taxable for federal tax purposes at the rates for net capital gain -- a maximum of 15% for a single shareholder with taxable income not exceeding $425,800, or $479,000 for married shareholders filing jointly, and 20% for individual shareholders with taxable income exceeding those respective amounts, which apply for 2018 and will be adjusted for inflation annually. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, part of those dividends would be eligible for the dividends-received deduction available to corporations (“DRD”). In addition, the Fund could be
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required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. Each Fund intends to continue to make sufficient distributions each year to avoid liability for the Excise Tax.
A Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Other Income.
Some futures contracts, certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) – except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement – in which a Fund invests may be subject to Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts a Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. A Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.
The premium a fund receives for writing (selling) a put or call option is not included in gross income at the time of receipt. If an option written (sold) by a Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. If a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing
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transaction is less (or more) than that amount. If a call option written by a Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.
The recently enacted Tax Cuts and Jobs Act (“Act”) provides that the “all events test” -- which provides that, unless an exception applies, an accrual basis taxpayer (which each Fund is) must include an item of income, such as income from OID and market discount, in gross income when all events have occurred that fix the right to receive that income and the amount thereof can be determined with reasonable accuracy -- generally is treated as met with respect to any income item no later than when it is taken into account as revenue in a financial statement of the taxpayer. Significantly, however, according to the Conference Report on the Act this provision does not require income recognition in situations where the realization event has not yet occurred, such as from securities that are marked-to-market for financial reporting purposes if the gain or loss from them is not realized for federal income tax purposes until the taxpayer disposes of them. It is unclear how this change will affect RICs that invest in fixed-income securities that have OID or market discount; if applied to RICs that invest in municipal bonds, such as the Municipal Funds, they might be required to recognize taxable market discount income currently. This provision is effective for taxable years beginning after December 31, 2018, for income from a debt instrument having OID, and for taxable years beginning after December 31, 2017, for other types of income.
Each Fund may acquire zero coupon or other securities issued with OID, as well as pay-in-kind securities, which pay “interest” through the issuance of additional securities, and U.S. TIPS, the principal value of which is adjusted daily in accordance with changes in the CPI-U. As a holder of those securities, a Fund must include in gross income the OID that accrues on the securities during the taxable year as well as such “interest” received on pay-in-kind securities and principal adjustments on U.S. TIPS, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical
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property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).
A Fund may invest in ownership units (i.e., limited partnership or similar interests) in MLPs, which generally are classified as partnerships (and not treated as corporations) for federal tax purposes.  Most MLPs in which a Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be “qualifying income” for the Fund under the Income Requirement.  If a Fund invests in an MLP, or an ETF organized as a partnership, that is not a QPTP, including a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), the net income the Fund earns therefrom would be treated as such qualifying income only to the extent it would be such if realized directly by the Fund in the same manner as realized by that MLP, ETF, or company. Effective for taxable years beginning after December 31, 2017, and before January 1, 2026, the Act (in general terms) allows certain noncorporate entities a deduction for 20% of, among other things, the aggregate amount of its “qualified REIT dividends” and “qualified publicly traded partnership income” (“QPTPI”) (the latter including income of an entity such as an MLP). Unlike the treatment of somewhat similar items, such as QDI and the DRD and, as described under “Taxation of the Funds’ Shareholders” below, “interest-related dividends,” “short-term capital gain dividends,” and foreign taxes paid, however, the Act does not include any provision for a RIC to pass the character of its qualified REIT dividends and QPTPI through to its shareholders.  Accordingly, an investor who invests in REITs and/or MLPs directly would be able to take advantage of that deduction, whereas a shareholder of a Fund that invests therein would not unless the Act’s provisions are changed.
A Fund may sustain net capital losses (i.e., realized capital losses in excess of realized capital gains, whether short-term or long-term) for a taxable year.  A Fund’s net capital losses, if any, cannot be used by its shareholders (i.e., they do not flow through to its shareholders). Rather, a Fund may use its net capital losses realized in a particular taxable year, subject to applicable limitations, to offset its net capital gains realized in one or more subsequent taxable years (a “capital loss carryover” or “CLCO”) -- realized net capital losses may not be “carried back” -- without being required to distribute those gains to its shareholders.  CLCOs may be applied against realized capital gains in each succeeding taxable year, until they have been reduced to zero.
Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its investments. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
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A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock and of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions attributable to PFIC income will not be eligible for the reduced maximum federal income tax rates on individual shareholders’ QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
A Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including net mark-to-market gain or loss for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so, and each Fund reserves the right to make such investments as a matter of its investment policy.
Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from Financial Instruments on or involving foreign currencies and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each
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foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and/or resulting in some shareholders’ recognition of capital gain. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, incurring the costs of currency conversion.
A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the U.S. Treasury and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts (“IRAs”), and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess
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inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  A Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
A Fund’s CLCOs may expire, depending on when they arose.  CLCOs that arose in taxable years that began by December 22, 2010, the effective date of the Regulated Investment Company Modernization Act of 2010 (“pre-enactment CLCOs”), will expire after eight taxable years and thus will be unavailable to offset net capital gains, if any, realized after that period.  CLCOs that arose in taxable years that began, or arise in taxable years that begin, after that date (“post-enactment years”), however, do not expire and may be carried forward indefinitely.   A Fund must use net capital losses sustained in a post-enactment year (i.e., which do not expire) before it uses pre-enactment CLCOs (i.e., which are subject to expiration); accordingly, a Fund’s ability to utilize its CLCOs in a given taxable year or in total may be limited.  Because of that ordering rule, pre-enactment CLCOs may be more likely to expire unused.  Capital losses arising in post-enactment years and carried over retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses (as under previous law).
A Fund’s efforts to utilize expiring pre-enactment CLCOs, if any, and thus reduce capital gain distributions, may result in increased portfolio turnover and cause the Fund to incur additional expenses, such as brokerage commissions.  For tax-exempt investors, for whom reduction of those distributions will not be as beneficial as for taxable investors, those additional expenses may be incurred without the full benefits as realized by the taxable investors.
As of October 31, 2017:

(1) Neuberger Berman Global Allocation Fund had an aggregate CLCO of approximately $0. This CLCO, none of which will expire, is available to offset future realized net capital gains.

 (2) Neuberger Berman Risk Balanced Commodity Strategy Fund had an aggregate CLCO of approximately $84,076. This CLCO, none of which will expire, is available to offset future realized net capital gains.

The Subsidiary
Neuberger Berman Risk Balanced Commodity Strategy Fund (in this subsection, referred to as the “Fund”) invests a portion of its assets (not exceeding the amount permitted by the 25% Diversification Requirement) in the Subsidiary, which is classified as a corporation for federal tax purposes. A foreign corporation, such as the Subsidiary, generally is not subject to federal income tax unless it is engaged in the conduct of a trade or business in the United States. The Subsidiary intends to operate in a manner that is expected to meet the requirements of a “safe harbor” under section 864(b)(2) of the Code, under which it may trade in stocks or securities or certain commodities for its own account without being deemed to be engaged in a
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U.S. trade or business. If, however, certain of the Subsidiary’s activities did not meet those safe harbor requirements, it might be considered as being so engaged.  Even if the Subsidiary is not so engaged, it may be subject to a withholding tax at a rate of 30% on all or a portion of its U.S.-source gross income that is not effectively connected with the conduct of a U.S. trade or business.
The Subsidiary, which is wholly owned by the Fund, is a controlled foreign corporation (a “CFC”), and the Fund is a “United States shareholder” thereof. As a result, the Fund is required to include in its gross income each taxable year all of the Subsidiary’s “subpart F income,” which generally is treated as ordinary income; it is expected that virtually all of the Subsidiary’s income will be “subpart F income.” If the Subsidiary realizes a net loss, that loss generally would not be available to offset the Fund’s income. The Fund’s inclusion of the Subsidiary’s “subpart F income” in its gross income increases the Fund’s tax basis in its shares of the Subsidiary. Distributions by the Subsidiary to the Fund are not taxable to the extent of its previously undistributed “subpart F income” and reduce the Fund’s tax basis in those shares.
Although gains from the disposition of commodities are not considered Qualifying Other Income, the Service issued numerous private letter rulings (“PLRs”) beginning in 2006 that a RIC’s inclusion of “subpart F income” from a wholly owned foreign subsidiary (such as the Subsidiary) is Qualifying Other Income. A PLR may be cited as precedent, however, only by the taxpayer(s) to which it is issued.  Moreover, in July 2011, the Service suspended the issuance of further PLRs to RICs seeking commodities exposure through the use of foreign wholly owned subsidiaries (and structured notes); it is understood that the Service initiated that suspension to re-examine the policies underlying the previously issued PLRs.
Although the issuance of those PLRs technically is still suspended, RICs’ investments in CFCs for purposes of indirectly investing in commodities have a level of uncertainty as a result of proposed regulations under the Code published on September 28, 2016 (“Proposed Regulations”).  Under the Proposed Regulations, the income a RIC is deemed under the Code to constructively derive from a CFC each taxable year, which those PLRs concluded were qualifying income, will no longer be considered qualifying income for the RIC, and only distributions the CFC makes to the RIC out of its associated earnings and profits for the applicable taxable year (“Annual E&P”) will qualify.  Although the Fund will receive distributions, if any, from the Subsidiary of its Annual E&P each taxable year, if in one or more taxable years the Fund did not receive distributions thereof (or received less than all of same) or the Service concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in those years satisfying one of the requirements to qualify as a RIC.

Contemporaneously with publication of the Proposed Regulations, the Service issued a revenue procedure, which provides that it will not “ordinarily” issue PLRs on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.”  Accordingly, future PLRs regarding the status of commodity-linked notes and other commodity-linked derivative instruments will be rarely issued, if at all.

The federal income tax treatment of the Fund’s income from the Subsidiary also may be adversely affected by future legislation, other Treasury Regulations, and/or other guidance issued by the Service that could affect the character, timing of recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions it makes.  If the Fund failed to qualify as a RIC for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense.  If, on the other hand, the Fund failed to so qualify for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at the corporate rate (currently, 21%), with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from its current or accumulated earnings and profits would be taxable to them as dividend income (and no part of those distributions would be taxable as long-term capital gain).  In that event, the Trust’s Board of Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.
Taxation of the Funds’ Shareholders
If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.
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Each Fund is required to withhold and remit to the U.S. Treasury 24% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to individual shareholders who are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, (as it has done in one or more previous taxable years), file with the Service an election that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes the Fund paid. Pursuant to that election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend the Fund paid that represents its income from foreign or U.S. possessions sources (“foreign-source income”) as his or her own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the foreign taxes deemed paid by him or her in computing his or her taxable income. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund’s foreign taxes and foreign-source income for that year if it makes this election. An individual shareholders of the Fund who, for a taxable year, has no more than $300 ($600 a for married person filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign-source income is “qualified passive income” may elect for that year to be exempt from the extremely complicated foreign tax credit limitation and thus be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.
Dividends a Fund pays to a nonresident alien individual, a foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on (“effectively connected”) and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  If a foreign shareholder’s ownership of Fund shares is effectively connected, the foreign shareholder will not be subject to that withholding tax but will be subject to federal income tax on income dividends from a Fund as if it were a U.S. shareholder. A foreign shareholder generally will be exempt from federal income tax on gain realized on the sale of Fund shares and Fund distributions of net capital gain, unless the shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership). Two categories of dividends, “interest-related dividends” and “short-term capital gain dividends,” a Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders also are exempt from that tax.  “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations
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“in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” (i.e., net short-term capital gain, computed with certain adjustments).

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are shareholders of a Fund may be subject to a generally nonrefundable 30% withholding tax on (1)  income dividends a Fund pays and (2) certain capital gain distributions and the proceeds of redemptions of Fund shares it pays after December 31, 2018.  As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and information regarding substantial U.S. owners.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service.  Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations.
An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service.  An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders.  An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the Service.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above.  Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
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As described in “Maintaining Your Account” in each Prospectus, a Fund may close a shareholder’s account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.
A shareholder’s basis in Fund shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method.  The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Special Tax Considerations Pertaining to Funds of Funds
If a Fund invests its assets in shares of underlying funds, the Fund’s distributable net income and net realized capital gains will include dividends and other distributions, if any, from those underlying funds and reflect gains and losses on the disposition of underlying funds’ shares. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund that invests therein will not be able to benefit from those losses unless and until (1) the underlying fund realizes gains that it can offset by those losses or (2) the Fund in effect recognizes its (indirect) proportionate share of those losses (which will be reflected in the underlying fund’s shares’ NAV) when it disposes of the shares. Moreover, even when a Fund does make such a disposition at a loss, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund will not be able to offset any net capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the so-called “wash sale” rules may apply to Fund redemptions of underlying fund shares that have generated losses. A wash sale occurs if a Fund redeems shares of an underlying fund (whether for rebalancing the Fund’s portfolio of underlying fund shares or otherwise) at a loss and the Fund acquires other shares of that underlying fund during the period beginning 30 days before and ending 30 days after the date of
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the redemption. Any loss a Fund realizes on such a redemption will be disallowed to the extent of such a replacement, in which event the basis in the acquired shares will be adjusted to reflect the disallowed loss. These rules could defer a Fund’s losses on wash sales of underlying fund shares for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net realized capital gains that a Fund will be required to distribute to its shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds in which it invests (“underlying funds’ securities”), rather than investing in the underlying fund shares. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, QDI, and eligibility for the DRD) will not necessarily be the same as it would have been had the Fund invested directly in the underlying fund’s securities.

Depending on a Fund’s percentage ownership in an underlying fund before and after a redemption of the underlying fund’s shares, the redemption may be treated as a dividend in the full amount of the redemption proceeds instead of generating a capital gain or loss. This could be the case where the underlying fund is not a “publicly offered [RIC]” (as defined in the Code) or is a closed-end fund and the Fund redeems only a small portion of its interest therein. Dividend treatment of a redemption by a Fund would affect the amount and character of income the Fund must distribute for the taxable year in which the redemption occurrs. It is possible that such a dividend would qualify as QDI if the underlying fund reports the distribution of the redemption proceeds as such; otherwise, it would be taxable as ordinary income and could cause shareholders of the redeeming Fund to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying fund directly.

If a Fund receives dividends from an underlying fund that reports the dividends as QDI and/or as eligible for the DRD, then the Fund would be permitted, in turn, to report to its shareholders the portions of its distributions attributable thereto as QDI and/or eligible for the DRD, respectively, provided the Fund meets applicable holding period and other requirements with respect to the underlying fund’s shares.

If a Fund is a “qualified fund of funds” (i.e., a RIC at least 50% of the value of the total assets of which is represented by interests in other RICs at the close of each quarter of its taxable year), it will be able to elect to pass through to its shareholders any foreign taxes paid by an underlying fund in which the Fund invests that itself has elected to pass those taxes through to its shareholders, so that shareholders of the Fund would be eligible to claim a tax credit or deduction for those taxes (as well as any foreign taxes paid by the Fund). However, even if a Fund qualifies to make the election for any year, it may determine not to do so.

*            *            *            *            *
The foregoing is an abbreviated summary of certain federal tax considerations affecting each Fund and its shareholders.  It does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to shareholders in light of their particular circumstances.  It is based on current provisions of the Code and the regulations promulgated thereunder and judicial decisions and administrative pronouncements published at the date of this SAI, all of
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which are subject to change, some of which may be retroactive.  Prospective investors are urged to consult their own tax advisers for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.
FUND TRANSACTIONS
In effecting securities transactions, the Funds seek to obtain the best price and execution of orders.  While affiliates of NBIA are permitted to act as brokers for the Funds in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution (“Affiliated Brokers”), the Funds generally will use unaffiliated brokers.  For Fund transactions which involve securities traded on the OTC market, the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.
Purchases and sales of certain debt securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Funds typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.
For Fund transactions which involve securities traded on the OTC market; a Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities. Loans will be purchased in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase loans from these financial institutions, the Manager may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with a Fund’s disposition of loans.
During the fiscal year ended October 31, 2015, Neuberger Berman Global Allocation Fund paid brokerage commissions of $36,699, of which $0 was paid to Neuberger Berman.
During the fiscal year ended October 31, 2016, Neuberger Berman Global Allocation Fund paid brokerage commissions of $17,725, of which $0 was paid to Neuberger Berman.
During the fiscal year ended October 31, 2017, Neuberger Berman Global Allocation Fund paid brokerage commissions of $8,675, of which $0 was paid to Neuberger Berman. During the fiscal year ended October 31, 2017, transactions in which Neuberger Berman Global Allocation Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by Neuberger Berman Global Allocation Fund. 100% of the $8,675 paid to other brokers by Neuberger Berman Global Allocation Fund during that fiscal year (representing commissions on transactions involving approximately $21,290,706) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2017, the Fund acquired securities of the following of its
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“regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co., Inc., Citigroup Global Markets, Inc., Morgan Stanley & Co., Inc., Goldman Sachs & Co., Barclay Capital, Inc., Bank of America Securities LLC, and Wells Fargo Brokerage Services, LCC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., Inc., $308,181; Citigroup Global Markets, Inc., $142,543; Morgan Stanley & Co., Inc., $$70,537; Goldman Sachs & Co., $85,582; Barclay Capital, Inc., $41,525; Bank of America Securities LLC, $62,481; and Wells Fargo Brokerage Services, LCC, $17,684.
During the fiscal year ended October 31, 2015, Neuberger Berman Risk Balanced Commodity Strategy Fund did not pay brokerage commissions.
During the fiscal year ended October 31, 2016, transactions in which Neuberger Berman Risk Balanced Commodity Strategy Fund did not pay brokerage commissions.
During the fiscal year ended October 31, 2017, Neuberger Berman Risk Balanced Commodity Strategy Fund did not pay brokerage commissions.  During the fiscal year ended October 31, 2017, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co., Inc., Citigroup Global Markets, Inc., Morgan Stanley & Co., Inc., Goldman Sachs & Co., Bank of America Securities LLC, and Wells Fargo Brokerage Services, LCC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., Inc., $4,883,149; Citigroup Global Markets, Inc., $3,649,441; Morgan Stanley & Co., Inc., $2,869,199; Goldman Sachs & Co., $2,823,249; Bank of America Securities LLC, $2,759,070; and Wells Fargo Brokerage Services, LCC, $2,662,426.
The amount of brokerage commissions paid by a Fund may vary significantly from year to year due to a variety of factors, including the types of investments selected by the Manager, investment strategy changes, changing asset levels, shareholder activity, and/or portfolio turnover.
Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. In selecting a broker other than an Affiliated Broker, as defined below, to execute Fund transactions, NBIA generally considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information or services (“research services”) provided by those brokers as well as any expense offset arrangements offered by the brokers.
Each Fund may use an Affiliated Broker where, in the judgment of NBIA, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Funds’ knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.
The use of an Affiliated Broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national
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securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NBIA expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).
Under the 1940 Act, commissions paid by each Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, with respect to each Fund the commissions paid an Affiliated Broker will be at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability in NBIA’s judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, when an Affiliated Broker is executing portfolio transactions on behalf of a Fund, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.
A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability.
To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.
Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.
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In selecting a broker to execute Fund transactions, NBIA considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by non-affiliated brokers.
A committee comprised of officers of NBIA who are portfolio managers of the Funds and Other NB Funds (collectively, “NB Funds”) and some of NBIA’s managed accounts (“Managed Accounts”) periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.
The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Funds by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds’ benefit.
In certain instances the Manager may specifically allocate brokerage for research services (including research reports on issuers and industries, as well as economic and financial data) which may otherwise be purchased for cash.  While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, the Manager always considers its best execution obligation when deciding which broker to utilize.
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Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by a Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.
Each Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NBIA (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.
Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.
Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the Manager’s investment outlook.
Proxy Voting
The Board of Trustees has delegated to NBIA the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, NBIA is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board of Trustees permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.
NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Funds. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NBIA’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and
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overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines.
NBIA’s guidelines adopt the voting recommendations of Glass Lewis for its respective investment advisory clients. NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NBIA and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Neuberger Berman Global Allocation Fund may invest in shares of affiliated funds and may own substantial portions of these underlying affiliated funds.  When Neuberger Berman Global Allocation Fund holds shares of underlying affiliated funds, each Fund will vote proxies of those funds in the same proportion as the vote of all other holders of the fund’s shares, unless the Board otherwise instructs.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or by visiting www.nb.com or the website of the SEC, www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
Portfolio Holdings Disclosure Policy
The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NBIA or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NBIA (the “Potential Recipients”) unless such disclosure is consistent with the Funds’ legitimate business purposes and is in the best interests of their shareholders (the “Best Interests Standard”).
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NBIA and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NBIA or the Funds with a specific business reason to know the portfolio holdings of the Funds (e.g., custodians, prime brokers, etc.) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” NBIA may expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NBIA’s legal and compliance department.  These procedures are designed to address conflicts of interest between the shareholders, on the one hand, and NBIA or any affiliated person of either NBIA or the Funds on the other, by creating a review and approval process of Potential Recipients of portfolio holdings consistent with the Best Interests Standard.
Selective Disclosure Procedures
Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NBIA’s legal and compliance department or to the Funds’ Chief Compliance Officer for review, approval and processing.
Neither the Funds, NBIA, nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings. Each Allowable Recipient must be subject to a duty of confidentiality or sign a non-disclosure agreement, including an undertaking not to trade on the information, before they may become an Approved Recipient. Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Funds’ Chief Compliance Officer shall report any material issues that may arise under these policies to the Board of Trustees.
Pursuant to a Code of Ethics adopted by the Funds and NBIA (“NB Code”), employees are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities require knowledge of the information. The NB Code also prohibits any individual associated with the Funds or NBIA, from engaging directly or indirectly, in any transaction in securities held or to be acquired by the Funds while in possession of material nonpublic information regarding such securities or their issuer.

Portfolio Holdings Approved Recipients
The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:
State Street Bank and Trust Company (“State Street”). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets.  As custodian, State Street creates and maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each
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Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.
Securities Lending Agent.  Neuberger Berman Global Allocation Fund has entered into, and Neuberger Berman Risk Balanced Commodity Strategy Fund may enter into, a securities lending agreement with State Street under which State Street acts as a principal borrower or agent to lend securities to entities on State Street’s approved list of borrowers, which includes State Street and its affiliates. Neuberger Berman Risk Balanced Commodity Strategy Fund also may enter into securities lending agreements with other entities under which the Fund loans securities to a counterparty acting as a principal borrower or a lending agent.   Those principal borrowers or agents may receive each Fund’s portfolio holdings daily.  Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower.  Neuberger Berman Global Allocation Fund pays, and Neuberger Berman Risk Balanced Commodity Strategy may pay, State Street a fee for agency and/or administrative services related to its role as lending agent.  Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.
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Other Third-Party Service Providers to the Funds.  The Funds may also disclose portfolio holdings information prior to its being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms, pricing vendors and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.
In addition, the Funds may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NBIA.  Currently, each Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) and Hedgemark Risk Analytics, LLC (“Hedgemark”) each day for this purpose.  FactSet and Hedgemark receive reasonable compensation for their services.
The Funds may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a corporate action service provider, ISS, although they typically receive holdings information after that information is already public.
The Funds may also, from time to time, disclose portfolio holdings information to trade organizations, such as the Investment Company Institute and the Loan Syndicates & Trading Association.
In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.
Rating, Ranking and Research Agencies.  Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.  Each Fund provides its complete portfolio holdings to: Lipper, a Reuters company, on the sixth business day of each month, Bloomberg and Morningstar on the sixth business day of each month, with a one month delay (but if a Fund posts its holdings quarterly, it provides its holdings on a quarterly basis) and RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay).  No compensation is received by any Fund, NBIA or any other person in connection with the disclosure of this information.  NBIA either has entered into or expects shortly to enter into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.
REPORTS TO SHAREHOLDERS
Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firm for the Fund. Each Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.
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ORGANIZATION, CAPITALIZATION AND OTHER MATTERS
Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of March 27, 2014. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has eight separate operating series.  The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
Prior to June 1, 2009, the name of the Trust was Lehman Brothers Institutional Liquidity Funds. Prior to October 8, 2010, the name of the Trust was Neuberger Berman Institutional Liquidity Funds.
Description of Shares.  Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.
Shareholder Meetings.  The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of that Fund or Class entitled to vote at the meeting.
Certain Provisions of Trust Instrument.  Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.
Other.  For Fund shares that can be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with the Distributor to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.
CUSTODIAN AND TRANSFER AGENT
Each Fund has selected State Street, One Lincoln Street, Boston, MA 02111, as custodian for its securities and cash. State Street also serves as each Fund’s transfer and shareholder
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servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Each Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 31, 2018, the following are all of the beneficial and record owners of five percent or more of a Class of a Fund’s shares. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.
Fund and Class	Name and Address	Percentage of Shares Held

Neuberger Berman Global Allocation Fund Class A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	24.28%

	UMB BANK NA CUST IRA FBO DAVID H LACOOK	16.33%

	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	13.93%

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Fund and Class	Name and Address	Percentage of Shares Held

	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MGR 60 S 6TH ST MINNEAPOLIS MN 55402-4413	12.68%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.64%

	PALANIAPPAN MUTHAPPAN & SHANTHA MUTHAPPAN JT TEN MURRYSVILLE PA 15668-1757	5.62%

Neuberger Berman Global Allocation Fund Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-11001	39.42%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	26.77%

	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	20.17%

	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.60%

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Fund and Class	Name and Address	Percentage of Shares Held

Neuberger Berman Global Allocation Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	81.97%

	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.47%

Neuberger Berman Risk Balanced Commodity Strategy Class A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	46.29%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	38.52%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.21%

Neuberger Berman Risk Balanced Commodity Strategy Class C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	66.60%

	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17.65%

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Fund and Class	Name and Address	Percentage of Shares Held

	NFS LLC FEBO FMT CO TTEE PSRP PS LORRAINE ORRANG E FBO LORRAINE ORRANGE LORRAINE ORR ANGE P/ADM LOS ANGELES CA 90066-5702	10.99%

Neuberger Berman Risk Balanced Commodity Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	51.14%

	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	44.02%

As of January 31, 2018, the following shareholders owned of record or beneficially more than 25% of the outstanding shares of a Fund as set forth below. A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Fund	Name and Address	Percentage of Shares Held

Neuberger Berman Global Allocation	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	55.34%

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Fund	Name and Address	Percentage of Shares Held

Neuberger Berman Risk Balanced Commodity Strategy	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	44.76%

	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	34.40%

REGISTRATION STATEMENT
This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.
Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.
FINANCIAL STATEMENTS
The following financial statements and related documents are incorporated herein by reference from the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2017:
The audited financial statements of Neuberger Berman Global Allocation Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund and notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.
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Appendix A

            Long-Term and Short-Term Debt Securities Rating Descriptions

S&P Global Ratings Long-Term Issue Credit Ratings*:
The following descriptions have been published by Standard & Poor’s Financial Services LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (“Moody’s”) -- Global Long-Term Rating Scale:
The following descriptions have been published by Moody’s Investors Service, Inc.
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings (“Fitch”) -- Corporate Finance Obligations – Long-Term Rating Scale:

The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’.

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’.
CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’.
C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’, ‘RR5’ or ‘RR6’.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
DBRS --Long Term Obligations Rating Scale:
The following descriptions have been published by Dominion Bond Rating Service.
AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”
All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.
S&P Global Ratings -- Short-Term Issue Credit Ratings:
The following descriptions have been published by Standard & Poor’s Financial Services LLC.
A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Moody’s -- Global Short-Term Rating Scale:
The following descriptions have been published by Moody’s Investors Service, Inc.
P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch -- Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:

The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C - High short-term default risk. Default is a real possibility.
RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
DBRS -- Commercial Paper and Short-Term Debt Rating Scale:
The following descriptions have been published by Dominion Bond Rating Service.
R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

NEUBERGER BERMAN ALTERNATIVE FUNDS
POST-EFFECTIVE AMENDMENT NO. 63 ON FORM N-1A
PART C
OTHER INFORMATION
Item 28.                          Exhibits.
Exhibit Number		Description

(a)	(1)
Restated Certificate of Trust.  Incorporated by Reference to Post-Effective Amendment No. 6 to Neuberger Berman Alternative Funds’ (“Registrant’s”) Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed October 15, 2010).

	(2)
Amended and Restated Trust Instrument. Incorporated by Reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 25, 2014).

	(3)
Amended Trust Instrument Schedule A - Listing the Current Series and Classes of Neuberger Berman Alternative Funds. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 3, 2017).

(b)
By-Laws, Amended and Restated.  Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

(c)	(1)	By-Laws, Amended and Restated, Articles V, VI, and VIII. Incorporated by Reference to Item (b) above.

	(2)	Trust Instrument, Amended and Restated, Articles IV, V and VI. Incorporated by Reference to Item (a)(2) above.

(d)	(1)
(i) Management Agreement Between Registrant and Neuberger Berman Management LLC (“NB Management”).  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

		(ii) Amended Management Agreement Schedules listing the current series of Registrant subject to the Management Agreement and the compensation under the Management Agreement. (Filed herewith).

(iii) Novation of Management Agreement entered into as of January 1, 2016, by and among Registrant, NB Management, and Neuberger Berman Investment Advisers LLC (“NBIA”) with Respect to all Series whether now existing or hereafter established that are subject to the Management Agreement dated December 29, 2010 by and between Registrant and NB Management. Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

Exhibit Number	Description
(2)	(i)
(a) Sub-Advisory Agreement between NB Management, NBAIM and  Cramer Rosenthal McGlynn LLC with respect to Neuberger Berman Absolute Return Multi-Manager Fund.  Incorporated by Reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed May 15, 2012).

(b) Amendment No. 1 to Sub-Advisory Agreement between NB Management, NBAIM and Cramer Rosenthal McGlynn LLC with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 18, 2013).

(c) Amendment No. 2 to Sub-Advisory Agreement between NB Management, NBAIM and Cramer Rosenthal McGlynn LLC with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 18, 2013).

(d) Amendment No. 3 to Sub-Advisory Agreement between NB Management, NBAIM and Cramer Rosenthal McGlynn LLC for Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Neuberger Berman Advisers Management Trust’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 30, 2014).

(ii)
(a) Sub-Advisory Agreement between NB Management, NBAIM and GAMCO Asset Management, Inc. with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed May 15, 2012).

(b) Amendment No. 1 to Sub-Advisory Agreement between NB Management, NBAIM and GAMCO Asset Management, Inc. for Neuberger Berman Absolute Return Multi-Manager Fund and Absolute Return Multi-Manager Portfolio. Incorporated by Reference to Post-Effective Amendment No. 72 to Neuberger Berman Advisers Management Trust’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 30, 2014).

(iii)
(a) Sub-Advisory Agreement between NB Management, NBAIM and Levin Capital Strategies, L.P. with respect to Neuberger Berman Absolute Return Multi-Manager Fund.  Incorporated by Reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed May 15, 2012).

(b) Amendment No. 1 to Sub-Advisory Agreement between NB Management, NBAIM and Levin Capital Strategies, L.P. with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 18, 2013).

(c) Amendment No. 2 to Sub-Advisory Agreement between NB Management, NBAIM and Levin Capital Strategies, L.P. for Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Neuberger Berman Advisers Management Trust’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 30, 2014).

Exhibit Number	Description
(iv)
(a) Sub-Advisory Agreement between NB Management, NBAIM and Sound Point Capital Management, L.P. with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed May 15, 2012).

(b) Amendment No. 1 to Sub-Advisory Agreement between NB Management, NBAIM and Sound Point Capital Management, L.P. for Neuberger Berman Absolute Return Multi-Manager Fund and Absolute Return Multi-Manager Portfolio. Incorporated by Reference to Post-Effective Amendment No. 72 to Neuberger Berman Advisers Management Trust’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 30, 2014).

(v) Sub-Advisory Agreement between NB Management, NBAIM and Good Hill Partners LP with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 18, 2013).

(vi) Sub-Advisory Agreement between NB Management, NBAIM and Portland Hill Capital LLP. with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

(a) Novation of Sub-Advisory Agreement entered into as of December 30, 2016, by and among NBIA and Portland Hill Capital LLP. Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 24, 2017).

(vii) Sub-Advisory Agreement between NBIA and TPH Asset Management LLC with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 24, 2017).

(viii) Form of Novation of Sub-Advisory Agreement entered into as of January 1, 2016, by and among NB Management, NBAIM, NBIA and, respectively, Cramer Rosenthal McGlynn LLC, GAMCO Asset Management, Inc., Good Hill Partners LP, Levin Capital Strategies, L.P., Portland Hill Capital LLP, Sound Point Capital Management, L.P., and TPH Asset Management LLC with respect to Neuberger Berman Absolute Return Multi-Manager Fund. Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

(ix) Sub-Advisory Agreement between NBIA and P/E Global LLC with respect to Neuberger Berman Absolute Return Multi-Manager Fund and Absolute Return Multi-Manager Portfolio. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 3, 2017).

(x) Sub-Advisory Agreement between NBIA and BH-DG Systematic Trading LLP with respect to Neuberger Berman Absolute Return Multi-Manager Fund. (Filed herewith).

(3)
(i) Management Agreement between NB Management and the wholly owned subsidiary of Neuberger Berman Risk Balanced Commodity Strategy Fund.  Incorporated by Reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed August 27, 2012).

(ii) Novation of Management Agreement entered into as of January 1, 2016, by and among NB Management, NBIA, and the wholly owned subsidiary of Neuberger Berman Risk Balanced Commodity Fund.   Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

Exhibit Number		Description
	(4)
(i) Management Agreement between NB Management and the wholly owned subsidiary of Neuberger Berman Absolute Return Multi-Manager Fund.  Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

(ii) Novation of Management Agreement entered into as of January 1, 2016, by and among NB Management, NBIA, and the wholly owned subsidiary of Neuberger Absolute Return Multi-Manager Fund.  Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

(e)	(1)
(i) Distribution and Services Agreement Between Registrant and NB Management with respect to Class A Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

(ii) Amended Distribution and Services Agreement Schedule with respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 3, 2017).

	(2)
(i) Distribution and Services Agreement Between Registrant and NB Management with respect to Class C Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

(ii) Amended Distribution and Services Agreement Schedule with respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed  April 3, 2017).

	(3)
(i) Distribution Agreement Between Registrant and NB Management with respect to Institutional Class Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

(ii) Amended Distribution Agreement Schedule with respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 3, 2017).

	(4)
(i) Distribution Agreement Between Registrant and NB Management with respect to Class R6 Shares.  Incorporated by Reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 30, 2013).

(ii) Amended Distribution Agreement Schedule with respect to Class R6 Shares. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 3, 2017).

	(5)
(i) Novation of Distribution and Services Agreement entered into as of July 1, 2016, by and among Registrant, NB Management, and NB LLC with Respect to all Series whether now existing or hereafter established that are subject to the Distribution and Services Agreements dated December 29, 2010 for Class A and Class C Shares by and between Registrant and NB Management. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 3, 2017).

(ii) Novation of Distribution Agreement entered into as of July 1, 2016, by and among Registrant, NB Management, and NB LLC with Respect to all Series whether now existing or hereafter established that are subject to the Distribution and Services Agreements dated December 29, 2010 for Institutional Class Shares and December 31, 2013 for Class R6 Shares by and between Registrant and NB Management. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 3, 2017).

(f)	Bonus or Profit Sharing Contracts. None.

Exhibit Number		Description
(g)	(1)
(i) Custodian Contract Between Registrant and State Street Bank and Trust Company.  Incorporated by Reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 15, 2006).

(ii) Side Letter to Custodian Contract Between Registrant and State Street Bank and Trust Company.  Incorporated by Reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed August 27, 2012).

	(2)
Custodian Contract Between Registrant and JP Morgan Chase Bank, N.A.  Incorporated by Reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed May 15, 2012).

(h)	(1)
Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company.  Incorporated by Reference to Post Effective Amendment No. 116 to the Registration Statement on Form N-1A of Neuberger Berman Equity Funds, File Nos. 2-11357 and 811-00582 (Filed June 2, 2006).

	(2)
(i) Administration Agreement Between Registrant and NB Management with respect to Class A Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

(ii) Amended Administration Agreement Schedule A with respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 3, 2017).

(iii) Amended Administration Agreement Schedule B with respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

	(3)
(i) Administration Agreement Between Registrant and NB Management with respect to Class C Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

(ii) Amended Administration Agreement Schedule A with respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 3, 2017).

(iii) Amended Administration Agreement Schedule B with respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

	(4)
(i) Administration Agreement Between Registrant and NB Management with respect to Institutional Class Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

(ii) Amended Administration Agreement Schedule A with respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (April 3, 2017).

(iii) Amended Administration Agreement Schedule B with respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

	(5)
(i) Administration Agreement between NB Management and the wholly owned subsidiary of Neuberger Berman Risk Balanced Commodity Fund.  Incorporated by Reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed August 27, 2012).

Exhibit Number		Description

(ii) Novation of Administration Agreement entered into as of January 1, 2016, by and among NB Management, NBIA, and the wholly owned subsidiary of Neuberger Berman Risk Balanced Commodity Fund.  Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

(6)
(i) Administration Agreement between NB Management and the wholly owned subsidiary of Neuberger Berman Absolute Return Multi-Manager Fund.  Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

(ii) Novation of Administration Agreement entered into as of January 1, 2016, by and among NB Management, NBIA, and the wholly owned subsidiary of Neuberger Absolute Return Multi-Manager Fund.  Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

(7)
(i) Administration Agreement Between Registrant and NB Management with respect to Class R6 Shares. Incorporated by Reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 30, 2013).

(ii) Amended Administration Agreement Schedule A with respect to Class R6 Shares. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 3, 2017).

(iii) Amended Administration Agreement Schedule B with respect to Class R6 Shares. Incorporated by Reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 22, 2017).

(8)
Novation of Administration Agreement entered into as of January 1, 2016, by and among Registrant, NB Management, and NBIA with Respect to all Series whether now existing or hereafter established that are subject to the Administration Agreements dated December 29, 2010 for Institutional Class, Class A and Class C Shares, and December 31, 2013 for Class R6 Shares by and between Registrant and NB Management.  Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

(9)
Expense Limitation Agreement with respect to Neuberger Berman Global Allocation Fund, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund. (Filed herewith).

	(10)	Expense Limitation Agreement with respect to Neuberger Berman Risk Balanced Commodity Strategy Fund. (Filed herewith).

	(11)	Expense Limitation Agreement with respect to Neuberger Berman Absolute Return Multi-Manager Fund. (Filed herewith).

(i)	Opinion and Consent of K&L Gates LLP with Respect to Securities Matters of Registrant. (Filed herewith).

(j)	(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm. (Filed herewith).

	(2)	Consent of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm. (Filed herewith).

(k)	Financial Statements Omitted from Prospectuses. None.

(l)
Letter of Investment Intent.  Incorporated by Reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 15, 2006).

(m)	(1)
(i) Plan pursuant to Rule 12b-1 with respect to Class A Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

Exhibit Number		Description

(ii) Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 3, 2017).

(2)
(i) Plan pursuant to Rule 12b-1 with respect to Class C Shares.  Incorporated by Reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed December 29, 2010).

(ii) Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed April 3, 2017).

(n)
Plan pursuant to Rule 18f-3. Incorporated by Reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed November 1, 2013).

(o)	(1)
Powers of Attorney for Registrant. Incorporated by Reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of Neuberger Berman Advisers Management Trust, File Nos. 002-88566 and 811-04255 (Filed April 22, 2016).

(2)
(i) Powers of Attorney for Neuberger Berman Cayman Commodity Fund I Ltd. Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 24, 2017).

(ii) Powers of Attorney for Neuberger Berman Cayman ARMM Fund I Ltd. Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 24, 2017).

(p)	(1)
Code of Ethics for Registrant, NB Management, NBFI and NBAIM.    Incorporated by Reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of Neuberger Berman Advisers Management Trust, File Nos. 002-88566 and 811-04255 (Filed April 22, 2016).

(2)
Code of Ethics for Cramer Rosenthal McGlynn LLC.  Incorporated by Reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed January 18, 2012).

(3)
Code of Ethics for GAMCO Asset Management, Inc. Incorporated by Reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed January 18, 2012).

	(4)	Code of Ethics for Levin Capital Strategies, L.P. (Filed herewith).

	(5)	Code of Ethics for Sound Point Capital Management, L.P. (Filed herewith).

	(6)	Code of Ethics for Good Hill Partners LP. (Filed herewith).

(7)
Code of Ethics for Portland Hill Asset Management Limited.  Incorporated by Reference to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 26, 2016).

(8)
Code of Ethics for TPH Asset Management LP. Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 24, 2017).

(9)
Code of Ethics for P/E Global, LLC. Incorporated by Reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File Nos. 333-122847 and 811-21715 (Filed February 24, 2017).

	(10)	Code of Ethics for BH-DG Systematic Trading LLP. (Filed herewith).

Item 29.                          Persons Controlled By or Under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.
Item 30.                          Indemnification.
A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever.  Article IX, Section 2 of the Trust Instrument provides that “every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof…”.  Indemnification will not be provided to a person adjudicated by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant.  In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.
Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.
Section 9 of the Management Agreement between NBIA and the Registrant provides that neither NBIA nor any director, officer or employee of NBIA performing services for any series of the Registrant at the direction or request of NBIA in connection with NBIA’s discharge of its obligations under the Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed (i) to protect NBIA against any liability to the Registrant or any series thereof or its interest holders to which NBIA would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NBIA’s reckless disregard of its obligations and duties under the Agreement, or (ii) to protect any director, officer or employee of NBIA who is or was a trustee or officer of the Registrant against any liability to the Registrant or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant.
Section 11 of the Sub-Advisory Agreement between NBIA and each Subadviser of the Neuberger Berman Absolute Return Multi-Manager Fund requires the Subadviser to indemnify the registrant, NB Management and NBAIM and their directors and officers for losses caused by the Subadviser’s disabling conduct (as described in the Agreement), except where such person would otherwise be liable by reason of willful malfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregarding of obligations and duties under the agreement.  In addition, NB Management is similarly required to indemnify each Subadviser under Section IV of the Agreement.  The Investment Advisory Agreement between the NB Management and NBAIM includes the same provision.
Section 12 of the Administration Agreement between the Registrant and NBIA on behalf of each series of the Registrant provides that the Registrant shall indemnify NBIA and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by NBIA that result from:  (i) any claim, action, suit or proceeding in connection with NBIA’s entry into or performance of this Agreement with respect to such series; or (ii) any action taken or omission to act committed by NBIA in the performance of its obligations under the Agreement with  respect  to such  series;  or (iii) any action of NBIA upon instructions  believed  in good  faith  by it to have  been  executed  by a duly authorized  officer or  representative of the Registrant with respect to such series; provided, that NBIA shall not be entitled to such  indemnification in respect of actions or omissions constituting  negligence or misconduct on the part of NBIA or that of its  employees,  agents  or  contractors.  Before confessing any claim against it which may be subject to indemnification by a series under the Agreement, NBIA shall give such series reasonable opportunity to defend against such claim in its own name or in the name of NBIA. Section 13 of the Administration Agreement provides that NBIA will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by the Registrant that result from:  (i) NBIA’s failure to comply with the terms of the Agreement; or (ii) NBIA’s lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NBIA, or its employees, agents or contractors in connection with the Agreement.  The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NBIA, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NBIA, any affiliated person of NBIA, or any affiliated person of an affiliated person of NBIA.
Section 11 of the Distribution Agreement with respect to Institutional Class and Class R6 Shares and Section 14 of the Distribution and Services Agreement with respect to Class A and Class C Shares between the Registrant and NBIA provide that NBIA shall look only to the assets of a class of a series for the performance of the Agreement by the Registrant on behalf of such series, and neither the Shareholders, the Trustees nor any of the Registrant’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.  The Registrant also maintains Directors and Officers Insurance.
 Item 31.                   Business and Other Connections of Investment Adviser and Sub‑Adviser.
There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NBIA is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.
NAME	BUSINESS AND OTHER CONNECTIONS

Joseph V. Amato President – Equities and Chief Investment Officer – Equities, NBIA
Chief Executive Officer and President, Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.); President and Director of Neuberger Berman Group LLC; Chief Executive Officer and President, NB BD LLC; Trustee, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Portfolio Manager.

Thanos Bardas Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Ashok Bhatia Managing Director, NBIA	Portfolio Manager.

James Bowden Managing Director, NBIA	Managing Director, NB Alternatives Advisers LLC (“NBAA”).

Claudia A. Brandon Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

David M. Brown Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Chad Bruso Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

David Bunan Managing Director, NBIA	Associate Portfolio Manager.

John Buser Managing Director, NBIA	Managing Director, NBAA.

Stephen J. Casey Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Brad E. Cetron Chief Compliance Officer, Head of Compliance and Managing Director of Compliance, NBIA	Chief Compliance Officer and Managing Director, NB BD LLC.

Elias Cohen Managing Director, NBIA	Managing Director, NB BD LLC; Associate Portfolio Manager.

Robert Conti President-Mutual Funds, NBIA
Managing Director, NB BD LLC; Trustee, four registered investment companies for which NBIA acts as investment manager and/or administrator; Director, six registered investment companies for which NBIA acts as investment manager and/or administrator; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

William R. Covode Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Timothy Creedon Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Robert W. D’Alelio Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

James J. Dempsey Chief Financial Officer, Treasurer and Senior Vice President, NBIA	Chief Financial Officer, Treasurer and Senior Vice President, NB BD LLC.

Derek Devens Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Ingrid Dyott Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Steven Eisman Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Yonah Feder Chief Compliance Officer – Alternatives, Senior Vice President and Assistant Secretary, NBIA	Senior Vice President, NB Services LLC.

Patrick Flynn Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Michael Foster Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Maxine L. Gerson Secretary and Managing Director, NBIA	Managing Director and Secretary, NB BD LLC; Managing Director and Secretary, Neuberger Berman Holdings LLC.

Jennifer Gorgoll Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Michael C. Greene Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

William Hunter Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

James L. Iselin Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Corey A. Issing General Counsel and Head of Compliance – Mutual Funds and Managing Director, NBIA
Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer, twenty-six registered investment companies for which the Investment Adviser acts as investment manager and/or administrator.

Andrew A. Johnson Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Brian C. Jones Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Charles Kantor Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Hakan Kaya Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

Brian Kerrane Chief Operating Officer – Mutual Funds and Managing Director, NBIA	Managing Director, NB BD LLC; Chief Operating Officer, and Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/ or administrator.

David A. Kiefer Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Eric Knutzen Managing Director, NBIA	Managing Director, NB BD LLC; Multi-Asset Class Chief Investment Officer, Neuberger Berman Group LLC; Portfolio Manager.

David Kupperman Managing Director, NBIA	Managing Director, NB BD LLC; Managing Director, NBAIM; Portfolio Manager.

Nathan Kush Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Sajjad S. Ladiwala Managing Director, NBIA	Managing Director, NB BD LLC; Associate Portfolio Manager; Portfolio Manager.

David M. Levine Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

Richard S. Levine Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Brian Lord Chief Compliance Officer – Fixed Income and Senior Vice President, NBIA	Senior Vice President, NB Services LLC.

Joseph P. Lynch Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Jeffrey Majit Managing Director, NBIA	Managing Director, NB BD LLC; Managing Director, NBAIM; Portfolio Manager.

Thomas J. Marthaler Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

James F. McAree Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Matthew McGinnis Vice President, NBIA	Vice President, NB BD LLC; Portfolio Manager.

S. Blake Miller Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Norman Milner Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Marco Minonne Vice President, NBIA	Vice President, NB BD LLC; Portfolio Manager.

Trevor Moreno Vice President, NBIA	Vice President, NB BD LLC; Portfolio Manager.

Richard S. Nackenson Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Benjamin H. Nahum Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Thomas P. O’Reilly Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Alexandra Pomeroy Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Douglas A. Rachlin Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Marc Regenbaum Managing Director, NBIA	Managing Director, NB BD LLC; Associate Portfolio Manager.

Brett S. Reiner Managing Director, NBIA	Managing Director, NB BD LLC; Associate Portfolio Manager.

Joana Rocha Schaff Managing Director, NBIA	Managing Director, NBAA.

Conrad A. Saldanha Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Eli M. Salzmann Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Benjamin E. Segal Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Saurin D. Shah Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Steve Shigekawa Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Yves C. Siegel Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Jonathan Shofet Managing Director, NBIA	Managing Director, NBAA.

Brian Smith Managing Director, NBIA	Managing Director, NBAA.

Amit Solomon Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Thomas A. Sontag Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Gregory G. Spiegel Managing Director, NBIA	Managing Director, NB BD LLC; Associate Portfolio Manager.

David Stonberg Managing Director, NBIA	Managing Director, NBAA.

Brad Tank President - Fixed Income and Chief Investment Officer - Fixed Income, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Gillian Tiltman Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Senior Vice President, NBEL; Portfolio Manager.

Kenneth J. Turek Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Anthony Tutrone Managing Director, NBIA	Managing Director, NBAA.

Gorky Urquieta Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Judith M. Vale Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Peter Von Lehe Managing Director, NBIA	Managing Director, NBAA.

NAME	BUSINESS AND OTHER CONNECTIONS

David Wan Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

Chamaine Williams Chief Compliance Officer – Mutual Funds and Senior Vice President, NBIA	Chief Compliance Officer, sixteen registered investment companies for which NBIA acts as investment manager and/ or administrator.

The principal address of NBIA and each of the investment companies named above is 1290 Avenue of the Americas, New York, New York 10104-0002.

Information as to the directors and officers of BH-DG Systematic Trading LLP, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of BH-DG Systematic Trading LLP in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 802-77613) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Cramer Rosenthal McGlynn, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Cramer Rosenthal McGlynn, LLC in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-55244) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of GAMCO Asset Management, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of GAMCO Investors, Inc. in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-14132) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Good Hill Partners LP, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Good Hill Partners LP in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-70244) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Levin Capital Strategies, L.P., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Levin Capital Strategies, L.P. in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-65045) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of P/E Global LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of P/E Global LLC in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-72133) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Portland Hill Asset Management Limited, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Portland Hill Asset Management Limited in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-100454) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Sound Point Capital Management, L.P., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Sound Point Capital Management, L.P. in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-72515) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of TPH Asset Management LP, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of TPH Asset Management LP in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-71886) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Item 32.                    Principal Underwriters.
(a)	Neuberger Berman BD LLC, the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:

Neuberger Berman Advisers Management Trust

Neuberger Berman Equity Funds

Neuberger Berman Income Funds

(b)
Set forth below is information concerning the directors and officers of the Registrant’s principal underwriter.  The principal business address of each of the persons listed is 1290 Avenue of the Americas, New York, New York 10104, which is also the address of the Registrant’s principal underwriter.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Joseph V. Amato	Chief Executive Officer and President	Trustee
Thanos Bardas	Managing Director	None
Claudia A. Brandon	Senior Vice President	Executive Vice President and Secretary
David M. Brown	Managing Director	None
Chad Bruso	Senior Vice President	None
David Bunan	Managing Director	None
Stephen J. Casey	Managing Director	None
Brad E. Cetron	Chief Compliance Officer and Managing Director	None
Robert Conti	Managing Director	President, Chief Executive Officer and Trustee
William R. Covode	Managing Director	None
Timothy Creedon	Managing Director	None
Robert W. D’Alelio	Managing Director	None
James J. Dempsey	Chief Financial Officer, Treasurer and Senior Vice President	None
Derek Devens	Managing Director	None
Ingrid Dyott	Managing Director	None
Steven Eisman	Managing Director	None
Patrick Flynn	Managing Director	None
Michael Foster	Senior Vice President	None
Maxine L. Gerson	Secretary and Managing Director	None
Jennifer Gorgoll	Managing Director	None
Michael C. Greene	Managing Director	None
William Hunter	Managing Director	None
James L. Iselin	Managing Director	None
Corey A. Issing	General Counsel and Head of Compliance – Mutual Funds and Managing Director	Anti-Money Laundering Compliance Officer and Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes – Oxley Act of 2002)
Andrew A. Johnson	Managing Director	None
Brian C. Jones	Managing Director	None

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Charles Kantor	Managing Director	None
Hakan Kaya	Senior Vice President	None
Brian Kerrane	Managing Director	Chief Operating Officer and Vice President
David A. Kiefer	Managing Director	None
Eric Knutzen	Managing Director	None
David Kupperman	Managing Director	None
Nathan Kush	Managing Director	None
Sajjad S. Ladiwala	Managing Director	None
David M. Levine	Senior Vice President	None
Richard S. Levine	Managing Director	None
Joseph P. Lynch	Managing Director	None
Jeffrey Majit	Managing Director	None
Thomas J. Marthaler	Managing Director	None
James F. McAree	Managing Director	None
Matthew McGinnis	Vice President	None
S. Blake Miller	Managing Director	None
Norman Milner	Managing Director	None
Marco Minonne	Senior Vice President	None
Trevor Moreno	Senior Vice President	None
Richard S. Nackenson	Managing Director	None
Benjamin H. Nahum	Managing Director	None
Thomas P. O’Reilly	Managing Director	None
Alexandra Pomeroy	Managing Director	None
Douglas A. Rachlin	Managing Director	None
Marc Regenbaum	Managing Director	None
Brett S. Reiner	Managing Director	None
Henry Rosenberg	Senior Vice President	None
Conrad A. Saldanha	Managing Director	None
Eli M. Salzmann	Managing Director	None
Benjamin E. Segal	Managing Director	None
Saurin D. Shah	Managing Director	None
Steve Shigekawa	Managing Director	None
Yves C. Siegel	Managing Director	None
Amit Solomon	Managing Director	None
Thomas A. Sontag	Managing Director	None
Gregory G. Spiegel	Managing Director	None
Brad Tank	Managing Director	None
Gillian Tiltman	Senior Vice President	None
Kenneth J. Turek	Managing Director	None
Gorky Urquieta	Managing Director	None
Judith M. Vale	Managing Director	None
Richard Werman	Managing Director	None
David Yi Wan	Senior Vice President	None

(c)	No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

Item 33.                    Location of Accounts and Records.
All accounts, books and other documents, except for the Registrant’s Trust Instrument and By-Laws, minutes of meetings of the Registrant’s Trustees and shareholders and the Registrant’s policies and contracts, required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of the Funds’ transfer agent and, except for the Neuberger Berman Absolute Return Multi-Manager Fund, the Funds’ custodian, State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, and, with respect to Neuberger Berman Absolute Return Multi-Manager Fund, are maintained at the offices of the Fund’s custodian, JP Morgan Chase Bank, N.A., 14201 Dallas Parkway, Dallas, TX 75254, and the Fund’s subadvisers at their respective locations shown in the Statement of Additional Information.
The Registrant’s Trust Instrument and By-Laws, minutes of meetings of the Registrant’s Trustees and shareholders and the Registrant’s policies and contracts, are maintained at the offices of the Registrant, 1290 Avenue of the Americas, New York, New York 10104.
Item 34.                    Management Services.
Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any management-related service contract.
Item 35.                    Undertakings.
None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 26th day of February, 2018.

NEUBERGER BERMAN ALTERNATIVE FUNDS

By:	/s/ Robert Conti
Name:	Robert Conti
Title:	President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, Post-Effective Amendment No. 63 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Robert Conti	President, Chief Executive Officer and Trustee	February 26, 2018
Robert Conti
/s/ John M. McGovern	Treasurer and Principal Financial and Accounting Officer	February 26, 2018
John M. McGovern

/s/ Joseph V. Amato	Trustee	February 26, 2018
Joseph V. Amato*

/s/ Michael J. Cosgrove	Trustee	February 26, 2018
Michael J. Cosgrove*

/s/ Marc Gary	Trustee	February 26, 2018
Marc Gary*

/s/ Martha C. Goss	Trustee	February 26, 2018
Martha C. Goss*

/s/ Michael M. Knetter	Trustee	February 26, 2018
Michael M. Knetter*

/s/ Deborah C. McLean	Trustee	February 26, 2018
Deborah C. McLean*

/s/ George W. Morriss	Trustee	February 26, 2018
George W. Morriss*

/s/ Tom D. Seip	Chairman of the Board and Trustee	February 26, 2018
Tom D. Seip*

/s/ James G. Stavridis	Trustee	February 26, 2018
James G. Stavridis*

/s/ Candace L. Straight	Trustee	February 26, 2018
Candace L. Straight*

/s/ Peter P. Trapp	Trustee	February 26, 2018
Peter P. Trapp*

*Signatures affixed by Franklin H. Na on February 26, 2018, pursuant to a power of attorney filed with Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of Neuberger Berman Advisers Management Trust, File Nos. 002-88566 and 811-04255, on April 22, 2016.

SIGNATURES

Neuberger Berman Cayman Commodity Fund I Ltd. has duly caused this Amendment to the Registration Statement for Neuberger Berman Risk Balanced Commodity Strategy Fund, a series of Neuberger Berman Alternative Funds, with respect only to information that specifically relates to Neuberger Berman Cayman Commodity Fund I Ltd., to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 26th day of February, 2018.

NEUBERGER BERMAN CAYMAN COMMODITY FUND I LTD.

By:	/s/ Robert Conti
Name:	Robert Conti
Title:	Director

This Registration Statement of Neuberger Berman Risk Balanced Commodity Strategy Fund, a series of Neuberger Berman Alternative Funds, with respect only to information that specifically relates Neuberger Berman Cayman Commodity Fund I Ltd., has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date
/s/ Robert Conti	Director, Neuberger Berman Cayman Commodity Fund I Ltd.	February 26, 2018

Robert Conti

/s/ George W. Morriss	Director, Neuberger Berman Cayman Commodity Fund I Ltd.	February 26, 2018

George W. Morriss

SIGNATURES

Neuberger Berman Cayman ARMM Fund I Ltd. has duly caused this Amendment to the Registration Statement for Neuberger Berman Absolute Return Multi-Manager Fund, a series of Neuberger Berman Alternative Funds, with respect only to information that specifically relates to Neuberger Berman Cayman ARMM Fund I Ltd., to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 26th day of February, 2018.

NEUBERGER BERMAN CAYMAN ARMM FUND I LTD.

By:	/s/ Robert Conti
Name:	Robert Conti
Title:	Director

This Registration Statement of Neuberger Berman Absolute Return Multi-Manager Fund, a series of Neuberger Berman Alternative Funds, with respect only to information that specifically relates Neuberger Berman Cayman ARMM Fund I Ltd., has been signed by the following persons in the capacities on the dates indicated.

Signature	Title	Date
/s/ Robert Conti	Director, Neuberger Berman Cayman ARMM Fund I Ltd.	February 26, 2018

Robert Conti

/s/ George W. Morriss	Director, Neuberger Berman Cayman ARMM Fund I Ltd.	February 26, 2018

George W. Morriss

NEUBERGER BERMAN ALTERNATIVE FUNDS
EXHIBIT INDEX

Exhibit Number	Description

(d)(1)(ii)	Amended Management Agreement Schedules listing the current series of Registrant subject to the Management Agreement and the compensation under the Management Agreement.

(d)(2)(x)	Sub-Advisory Agreement between NBIA and BH-DG Systematic Trading LLP with respect to Neuberger Berman Absolute Return Multi-Manager Fund.

(h)(9)
Expense Limitation Agreement with respect to Neuberger Berman Global Allocation Fund, Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund.

(h)(10)	Expense Limitation Agreement with respect to Neuberger Berman Risk Balanced Commodity Strategy Fund.

(h)(11)	Expense Limitation Agreement with respect to Neuberger Berman Absolute Return Multi-Manager Fund.

(i)	Opinion and Consent of K&L Gates LLP with Respect to Securities Matters of Registrant.

(j)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

(j)(2)	Consent of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm.

(p)(4)	Code of Ethics for Levin Capital Strategies, L.P.

(p)(5)	Code of Ethics for Sound Point Capital Management, L.P.

(p)(6)	Code of Ethics for Good Hill Partners LP.

(p)(10)	Code of Ethics for BH-DG Systematic Trading LLP.